UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Total International Index Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Total International Index Fund	-25.01%	-0.53%	3.05%

A     From June 07, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Index Fund, on June 07, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Investable Market Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).

Comments from the Geode Capital Management, LLC, passive equity index team:

For the fiscal year, the fund returned -25.01%, roughly in line with the -25.05% result of the benchmark, the MSCI All Country World ex US IMI Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) By region, Europe ex U.K. returned about -27% and detracted most, followed by emerging markets (-30%). By sector, stocks in information technology returned -37% and detracted most, followed by consumer discretionary, which returned -36%, hampered by the retailing industry (-47%). Industrials returned -25%, held back by the capital goods industry (-26%), and financials (-18%) also detracted. Communication services returned approximately -34%, hampered by the media & entertainment industry (-50%). Health care returned about -22%, with the pharmaceuticals, biotechnology & life sciences industry (-18%) hurting most. Other notable detractors included the materials (-20%), and consumer staples (-19%) sectors. Real estate (-33%) and utilities (-16%) also hurt. In contrast, energy gained roughly 7% and contributed. Turning to individual stocks, the biggest individual detractor was Taiwan Semiconductor (-42%), from the semiconductors & semiconductor equipment segment, followed by Tencent Holdings (-56%), which is in the media & entertainment category. Within retailing, Alibaba Group Holding returned about -63% and hurt. Other noteworthy detractors were ASML Holding (-41%), a stock in the semiconductors & semiconductor equipment industry, and Shopify (-76%), from the software & services group. Conversely, the biggest individual contributor was Shell (+24%), from the energy sector. Also in energy, Petroleo Brasileiro-Petrobras (+100%), Canadian National Resources (+49%), BP (+20%), and TotalEnergies (+14%) all boosted the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	1.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	0.9
Shell PLC (London) (United Kingdom, Oil, Gas & Consumable Fuels)	0.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	0.9
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	0.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.8
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	0.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.8
Novartis AG (Switzerland, Pharmaceuticals)	0.8
9.3

Market Sectors (% of Fund's net assets)

Financials	21.8
Industrials	11.8
Information Technology	10.3
Consumer Discretionary	10.2
Health Care	9.9
Consumer Staples	8.6
Materials	8.6
Energy	6.5
Communication Services	5.6
Utilities	3.3
Real Estate	2.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 98.7%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value ($)
Australia - 5.3%
29Metals Ltd.	127,522	150,903
Abacus Property Group unit	133,034	238,267
Accent Group Ltd.	148,620	140,696
Adbri Ltd.	161,680	162,884
AGL Energy Ltd.	224,953	979,899
Allkem Ltd. (a)	194,871	1,799,935
ALS Ltd.	157,568	1,153,019
Altium Ltd.	39,608	897,121
Alumina Ltd.	833,681	719,906
AMP Ltd. (a)	1,057,843	852,578
Ampol Ltd.	79,480	1,384,356
Ansell Ltd.	45,214	816,444
APA Group unit	387,183	2,602,923
APM Human Services International ltd.	103,756	217,022
Appen Ltd.	40,543	65,871
ARB Corp. Ltd.	32,387	600,981
Arena (REIT) unit	111,513	280,324
Aristocrat Leisure Ltd.	202,755	4,807,691
ASX Ltd.	64,447	2,790,833
Atlas Arteria Ltd. unit	479,537	2,021,389
Aub Group Ltd.	31,564	417,527
Aurizon Holdings Ltd.	603,717	1,397,927
Aussie Broadband Ltd. (a)	72,985	109,243
Austal Ltd.	141,807	225,860
Australia & New Zealand Banking Group Ltd.	999,759	16,379,790
Australian Agricultural Co. Ltd. (a)	71,591	80,138
AVZ Minerals Ltd. (a)(b)	729,530	363,982
Bank of Queensland Ltd.	218,954	1,030,797
Bapcor Ltd.	116,554	493,546
Beach Energy Ltd.	547,056	556,380
Bega Cheese Ltd.	112,811	231,632
Bellevue Gold Ltd. (a)	496,287	234,913
Bendigo & Adelaide Bank Ltd.	190,211	1,096,233
BHP Group Ltd.	1,707,432	40,803,056
Blackmores Ltd.	6,215	270,329
BlueScope Steel Ltd.	164,038	1,650,500
Boral Ltd.	148,172	272,961
Boss Energy Ltd. (a)	126,299	212,470
BrainChip Holdings Ltd. (a)(c)	504,172	208,008
Brambles Ltd.	482,742	3,606,620
Breville Group Ltd.	41,347	524,985
Brickworks Ltd.	32,102	454,418
BWP Trust	170,528	445,039
Calix Ltd. (a)	49,484	128,825
Capricorn Metals Ltd. (a)	120,096	260,418
carsales.com Ltd.	112,479	1,461,967
Centuria Capital Group unit	310,371	334,521
Centuria Industrial REIT	201,009	389,583
Centuria Office REIT unit	164,138	158,011
Chalice Mining Ltd. (a)	112,449	307,133
Challenger Ltd.	196,146	880,763
Champion Iron Ltd.	117,857	352,812
Charter Hall Group unit	159,772	1,322,444
Charter Hall Long Wale REIT unit	193,436	538,231
Charter Hall Retail REIT	218,368	560,113
Charter Hall Social Infrastruc	111,042	246,467
Cleanaway Waste Management Ltd.	699,483	1,208,046
Clinuvel Pharmaceuticals Ltd.	15,165	189,738
Cochlear Ltd.	22,213	2,837,589
Codan Ltd./Australia	35,520	87,928
Coles Group Ltd.	446,620	4,665,162
Collins Foods Ltd.	47,402	285,014
Commonwealth Bank of Australia	573,564	38,405,021
Computershare Ltd.	182,219	2,945,380
Core Lithium Ltd. (a)	502,541	445,209
Corporate Travel Management Ltd.	41,639	465,303
Costa Group Holdings Ltd.	194,062	315,295
Credit Corp. Group Ltd.	24,666	293,148
Cromwell Property Group unit	558,536	250,087
CSL Ltd.	162,247	29,108,577
CSR Ltd.	184,554	546,571
Data#3 Ltd.	86,693	382,627
De Grey Mining Ltd. (a)	444,361	301,290
Deterra Royalties Ltd.	160,432	419,717
Dexus unit	348,907	1,731,864
Dexus Industria (REIT)	82,954	140,613
Domain Holdings Australia Ltd.	106,547	227,630
Dominos Pizza Enterprises Ltd.	20,758	846,463
Downer EDI Ltd.	234,166	672,531
Eagers Automotive Ltd.	55,562	440,343
Elders Ltd.	61,195	508,864
Endeavour Group Ltd.	453,516	2,074,154
Evolution Mining Ltd.	625,233	831,855
EVT Ltd.	37,964	362,798
Firefinch Ltd. (a)(b)	386,763	49,479
Flight Centre Travel Group Ltd. (a)(c)	53,838	573,384
Fortescue Metals Group Ltd.	571,289	5,382,117
G8 Education Ltd.	297,462	183,612
GDI Property Group unit	218,126	110,224
Genworth Mortgage Insurance Ltd.	146,254	253,524
Gold Road Resources Ltd.	370,947	321,509
Goodman Group unit	563,519	6,127,734
GrainCorp Ltd.	80,795	432,566
Grange Resources Ltd.	198,597	78,760
Growthpoint Properties Australia Ltd.	103,245	219,255
GUD Holdings Ltd.	48,840	251,174
Harvey Norman Holdings Ltd.	182,283	485,045
Healius Ltd.	227,615	499,387
HomeCo Daily Needs (REIT) unit	464,161	380,033
HUB24 Ltd.	29,273	474,478
IDP Education Ltd.	72,105	1,364,749
IGO Ltd.	232,933	2,278,143
Iluka Resources Ltd.	146,739	811,903
Imdex Ltd.	162,028	211,428
Imugene Ltd. (a)	1,722,567	192,822
Incitec Pivot Ltd.	655,299	1,571,858
Ingenia Communities Group unit	125,588	314,903
Inghams Group Ltd.	150,420	243,427
Insignia Financial Ltd.	235,397	474,301
Insurance Australia Group Ltd.	834,241	2,614,749
Invocare Ltd.	49,687	324,815
ioneer Ltd. (a)	532,133	188,910
IPH Ltd.	81,761	519,846
Iress Ltd.	62,699	407,070
JB Hi-Fi Ltd.	37,252	1,022,470
Jervois Global Ltd. (a)	504,424	158,101
Johns Lyng Group Ltd.	59,307	246,582
Judo Capital Holdings Ltd.	220,265	164,844
Jumbo Interactive Ltd.	20,133	175,657
Karoon Energy Ltd. (a)	244,260	331,231
Kelsian Group Ltd.	54,851	163,849
Lake Resources NL (a)(c)	408,993	277,309
Lendlease Group unit	229,387	1,275,061
Leo Lithium Ltd.	333,887	132,414
Lifestyle Communities Ltd.	36,922	414,481
Link Administration Holdings Ltd.	168,513	369,717
Liontown Resources Ltd. (a)	562,507	678,237
Lovisa Holdings Ltd.	21,270	331,971
Lynas Rare Earths Ltd. (a)	306,432	1,632,757
Macquarie Group Ltd.	122,022	13,229,708
Magellan Financial Group Ltd. (c)	47,452	301,402
Magellan Financial Group Ltd. warrants 4/16/27 (a)	4,999	991
McMillan Shakespeare Ltd.	32,076	268,778
Medibank Private Ltd.	925,476	1,663,466
Megaport Ltd. (a)	55,420	215,887
Mesoblast Ltd. (a)(c)	284,884	168,559
Metcash Ltd.	332,201	871,219
Mincor Resources NL (a)	141,407	121,204
Mineral Resources Ltd.	57,803	2,703,886
Mirvac Group unit	1,296,382	1,716,508
Monadelphous Group Ltd.	33,820	295,939
Nanosonics Ltd. (a)	98,435	258,782
National Australia Bank Ltd.	1,077,088	22,373,323
National Storage REIT unit	355,694	593,826
Nearmap Ltd. (a)	181,326	238,929
Neometals Ltd. (a)	183,356	129,598
Netwealth Group Ltd.	44,053	342,651
New Hope Corp. Ltd.	172,094	621,952
Newcrest Mining Ltd.	280,056	3,101,699
Newcrest Mining Ltd.	20,461	225,071
NEXTDC Ltd. (a)	153,372	816,229
NIB Holdings Ltd.	163,800	698,847
Nickel Industries Ltd.	454,355	212,159
Nine Entertainment Co. Holdings Ltd.	486,901	641,579
Northern Star Resources Ltd.	397,370	2,221,513
Novonix Ltd. (a)(c)	107,100	183,597
NRW Holdings Ltd.	169,950	277,207
Nufarm Ltd.	142,775	508,686
Omni Bridgeway Ltd. (a)	93,916	271,532
oOh!media Ltd.	170,079	137,621
Orica Ltd.	149,490	1,327,223
Origin Energy Ltd.	592,742	2,111,851
Orora Ltd.	310,919	602,604
OZ Minerals Ltd.	113,171	1,749,662
Paladin Energy Ltd. (Australia) (a)	919,235	499,790
Pendal Group Ltd.	125,993	395,704
Perpetual Trustees Australia Ltd. (c)	21,416	341,099
Perseus Mining Ltd. (Australia)	475,359	554,916
PEXA Group Ltd. (a)	32,632	322,906
Pilbara Minerals Ltd. (a)	809,148	2,634,439
Pinnacle Investment Management Group Ltd.	42,870	223,213
Platinum Asset Management Ltd.	213,392	244,328
PointsBet Holdings Ltd.	72,896	95,121
PolyNovo Ltd. (a)(c)	209,942	268,579
Premier Investments Ltd.	34,131	546,452
Pro Medicus Ltd.	15,299	546,255
Qantas Airways Ltd. (a)	308,814	1,153,592
QBE Insurance Group Ltd.	498,833	3,905,521
Qube Holdings Ltd.	546,775	951,305
Ramelius Resources Ltd.	328,183	154,293
Ramsay Health Care Ltd.	61,166	2,291,541
REA Group Ltd.	17,995	1,399,562
Red 5 Ltd. (a)	881,209	90,186
Reece Ltd.	84,902	843,396
Regis Resources Ltd.	302,383	294,964
Reliance Worldwide Corp. Ltd.	273,938	562,470
Rio Tinto Ltd.	124,457	7,021,507
Rural Funds Group unit	193,695	315,937
Sandfire Resources NL	147,170	327,598
Santos Ltd.	1,082,694	5,285,343
Sayona Mining Ltd. (a)(c)	2,297,441	345,346
Scentre Group unit	1,705,238	3,163,191
SEEK Ltd.	115,752	1,598,540
Select Harvests Ltd.	56,802	192,567
Seven Group Holdings Ltd.	52,101	611,206
Shopping Centres Australasia Property Group unit	355,640	618,760
Sigma Healthcare Ltd.	524,060	212,862
Silver Lake Resources Ltd. (a)	341,306	242,331
Sims Ltd.	58,297	455,680
SiteMinder Ltd.	82,669	163,926
Smartgroup Corp. Ltd.	58,636	184,532
Sonic Healthcare Ltd.	152,665	3,200,062
South32 Ltd.	1,563,893	3,587,992
St Barbara Ltd.	291,036	94,942
Steadfast Group Ltd.	329,664	1,067,000
Stockland Corp. Ltd. unit	773,237	1,780,564
Suncorp Group Ltd.	425,145	3,102,881
Super Retail Group Ltd.	63,618	418,327
Syrah Resources Ltd. (a)	222,828	340,651
Tabcorp Holdings Ltd.	781,473	482,374
Tassal Group Ltd.	69,979	232,315
Technology One Ltd.	107,114	825,611
Telix Pharmaceuticals Ltd. (a)	80,726	357,840
Telstra Group Ltd.	1,334,327	3,345,729
The GPT Group unit	628,039	1,731,435
The Lottery Corp. Ltd. (a)	738,240	2,025,803
The Star Entertainment Group Ltd. (a)	309,297	581,655
Transurban Group unit	1,017,604	8,631,072
Treasury Wine Estates Ltd.	244,860	2,028,290
United Malt Group Ltd.	99,290	197,519
Vicinity Centres unit	1,279,863	1,592,302
Viva Energy Group Ltd. (d)	292,470	529,432
Vulcan Energy Resources Ltd. (a)(c)	32,326	157,561
Washington H. Soul Pattinson & Co. Ltd.	74,646	1,334,060
Waypoint (REIT) unit	323,125	564,255
Webjet Ltd.	133,712	451,592
Wesfarmers Ltd.	378,960	10,997,058
West African Resources Ltd. (a)	361,049	240,183
Westgold Resources Ltd.	191,433	89,389
Westpac Banking Corp.	1,174,382	18,111,274
Whitehaven Coal Ltd.	310,769	1,795,014
WiseTech Global Ltd.	49,221	1,831,122
Woodside Energy Group Ltd.	640,377	14,738,025
Woolworths Group Ltd.	406,836	8,592,882
WorleyParsons Ltd.	105,960	967,182
Zip Co. Ltd. (a)(c)	206,098	80,417
TOTAL AUSTRALIA		422,761,843
Austria - 0.2%
Andritz AG	22,805	1,060,593
AT&S Austria Technologie & Systemtechnik AG	8,674	267,878
BAWAG Group AG (d)	30,970	1,497,251
CA Immobilien Anlagen AG	15,841	500,173
DO & CO Restaurants & Catering AG (a)	2,981	234,499
Erste Group Bank AG	116,075	2,860,662
EVN AG	13,362	222,372
Immofinanz AG	10,050	118,587
Immofinanz AG (b)	23,102	0
Kontron AG (c)	16,076	232,746
Lenzing AG (c)	4,907	234,708
Oesterreichische Post AG (c)	14,623	416,917
OMV AG	49,667	2,289,250
Raiffeisen International Bank-Holding AG	50,033	695,693
S IMMO AG rights (a)(b)	14,648	0
Schoeller-Bleckmann Oilfield Equipment AG	4,330	238,347
Telekom Austria AG	67,655	393,137
UNIQA Insurance Group AG	49,820	322,979
Verbund AG	23,117	1,810,496
Vienna Insurance Group AG	14,195	317,739
Voestalpine AG	39,766	863,787
Wienerberger AG	41,637	952,159
TOTAL AUSTRIA		15,529,973
Bailiwick of Guernsey - 0.0%
Balanced Commercial Property Trust Ltd.	251,801	241,119
Burford Capital Ltd.	63,273	511,558
Picton Property Income Ltd.	201,731	198,957
Regional REIT Ltd. (d)	162,108	124,185
Sirius Real Estate Ltd.	403,475	326,207
UK Commercial Property REIT Ltd.	279,644	195,624
TOTAL BAILIWICK OF GUERNSEY		1,597,650
Bailiwick of Jersey - 0.6%
Boohoo.Com PLC (a)(c)	356,034	165,729
Breedon Group PLC	613,240	367,807
Centamin PLC	417,974	425,264
Experian PLC	310,815	9,910,422
Ferguson PLC	73,478	8,013,561
Glencore PLC	3,326,159	19,069,115
IWG PLC (a)	253,567	383,844
JTC PLC (d)	46,854	375,588
Man Group PLC	450,031	1,118,379
Petrofac Ltd. (a)	200,937	248,178
TP ICAP Group PLC	280,901	592,733
WPP PLC	366,742	3,227,385
Yellow Cake PLC (a)(d)	68,810	338,214
TOTAL BAILIWICK OF JERSEY		44,236,219
Belgium - 0.6%
Ackermans & Van Haaren SA	7,961	1,110,098
Aedifica SA	11,933	910,403
Ageas	54,716	1,894,180
Agfa-Gevaert NV (a)	42,967	129,722
Anheuser-Busch InBev SA NV	291,526	14,582,251
Barco NV	24,174	522,234
Bekaert SA	13,338	371,712
Bpost SA (c)	49,045	242,344
Cofinimmo SA	10,072	835,609
Colruyt NV	20,288	489,010
D'ieteren Group	8,373	1,392,618
DEME Group NV (a)	3,259	362,652
Econocom Group SA	65,492	178,310
ELIA GROUP SA/NV	11,042	1,395,678
Euronav NV	59,881	1,043,298
Fagron NV	29,105	362,414
Galapagos NV (a)	15,622	712,521
Gimv NV	6,774	289,533
Groupe Bruxelles Lambert SA	32,268	2,378,908
Intervest Offices & Warehouses NV	10,896	236,357
KBC Ancora	12,775	454,244
KBC Group NV	83,872	4,203,309
Kinepolis Group NV (a)	4,707	177,509
Melexis NV	7,151	493,275
Montea SICAFI SCA	4,240	289,541
Ontex Group NV (a)	25,745	151,892
Orange Belgium (a)	9,765	165,405
Proximus	51,663	541,704
Recticel SA	18,227	251,819
Retail Estates NV	4,319	254,388
Sofina SA	5,126	1,000,489
Solvay SA Class A	25,239	2,275,748
Telenet Group Holding NV	15,853	241,738
Tessenderlo Group (a)	8,233	249,376
Titan Cement International Trading SA	20,111	224,584
UCB SA	42,601	3,213,105
Umicore SA	71,208	2,347,437
VGP NV	3,521	267,235
Warehouses de Pauw	54,521	1,399,812
Xior Student Housing NV (a)	8,311	233,670
TOTAL BELGIUM		47,876,132
Bermuda - 0.3%
Alibaba Health Information Technology Ltd. (a)	1,606,000	679,256
Alibaba Pictures Group Ltd. (a)	4,700,000	173,638
Beijing Enterprises Water Group Ltd.	1,674,000	351,876
Boe Varitronix Ltd.	121,000	179,427
Borr Drilling Ltd. (a)(c)	48,973	238,832
Brightoil Petroleum Holdings Ltd. (a)(b)	26,000	0
Brookfield Asset Management Reinsurance Partners Ltd.	6,180	244,279
BW LPG Ltd. (d)	31,577	255,443
Cafe de Coral Holdings Ltd.	162,000	189,043
CGN New Energy Holdings Co. Ltd. (d)	670,000	180,097
China Foods Ltd.	454,000	115,674
China Gas Holdings Ltd.	1,019,400	903,865
China Resource Gas Group Ltd.	313,900	803,780
China Ruyi Holdings Ltd. (a)(c)	1,685,600	264,125
China Water Affairs Group Ltd.	334,000	236,576
Chow Sang Sang Holdings International Ltd.	286,000	263,788
CK Infrastructure Holdings Ltd.	211,500	1,005,007
Concord New Energy Group Ltd.	3,120,000	238,482
Cosco Shipping Ports Ltd.	689,086	339,730
Credicorp Ltd. (United States)	24,213	3,543,815
First Pacific Co. Ltd.	1,074,000	284,588
FLEX LNG Ltd.	10,458	324,922
Frontline Ltd. (c)	42,320	528,789
Gemdale Properties and Investment Corp. Ltd.	2,342,000	128,294
Golden Ocean Group Ltd.	46,221	379,686
GOME Retail Holdings Ltd. (a)(c)	4,764,000	77,684
Grand Pharmaceutical Group, Ltd.	511,500	218,945
Gulf Keystone Petroleum Ltd.	84,096	201,562
Hafnia Ltd.	45,710	235,670
Hiscox Ltd.	118,766	1,224,718
Hongkong Land Holdings Ltd.	371,239	1,429,270
Hopson Development Holdings Ltd.	282,900	227,051
Huabao International Holdings Ltd.	365,000	168,326
Jardine Matheson Holdings Ltd.	54,058	2,487,749
Johnson Electric Holdings Ltd.	160,427	165,339
K Wah International Holdings Ltd.	524,902	147,113
Kerry Logistics Network Ltd.	168,000	266,672
Kerry Properties Ltd.	174,000	275,309
Kunlun Energy Co. Ltd.	1,326,000	792,257
Lancashire Holdings Ltd.	88,494	502,553
Luk Fook Holdings International Ltd.	200,000	434,669
Luye Pharma Group Ltd. (a)(d)	1,041,000	253,299
Man Wah Holdings Ltd.	609,200	339,925
Nine Dragons Paper (Holdings) Ltd.	591,000	350,098
NWS Holdings Ltd.	577,367	409,691
Orient Overseas International Ltd.	46,000	672,157
Pacific Basin Shipping Ltd.	1,754,000	424,554
PAX Global Technology Ltd.	272,000	213,798
Realord Group Holdings Ltd. (a)(c)	166,000	194,768
Shanghai Industrial Urban Development Group Ltd.	1,639,400	92,938
Shangri-La Asia Ltd. (a)	410,000	226,685
Shenzhen International Holdings Ltd.	516,456	347,390
Sihuan Pharmaceutical Holdings Group Ltd.	1,676,000	143,054
Sinopec Kantons Holdings Ltd.	470,000	126,936
Skyworth Group Ltd.	531,589	195,038
SMI Corp. Ltd. (a)(b)	7,200	2,146
Theme International Holdings Ltd. (a)	1,860,000	177,715
United Energy Group Ltd.	2,840,000	274,968
Vtech Holdings Ltd.	64,200	341,461
Yue Yuen Industrial (Holdings) Ltd.	290,000	294,816
Yuexiu Transport Infrastructure Ltd.	412,000	161,133
TOTAL BERMUDA		25,950,469
Brazil - 1.4%
3R Petroleum Oleo e Gas SA (a)	64,800	583,332
AES Brasil Energia SA	153,987	295,126
Aliansce Sonae Shopping Centers SA	63,272	266,170
Alupar Investimento SA unit	84,900	464,645
Ambev SA	1,597,263	4,947,480
Americanas SA	215,659	648,793
Anima Holding SA (a)	130,600	173,189
Arezzo Industria e Comercio SA	27,200	550,266
Atacadao SA	176,100	663,422
Auren Energia SA	127,389	367,950
B3 SA - Brasil Bolsa Balcao	2,068,534	6,022,796
Banco Bradesco SA	657,430	2,117,827
Banco BTG Pactual SA unit	396,700	2,222,534
Banco do Brasil SA	289,300	2,073,349
Banco Santander SA (Brasil) unit	123,400	711,422
BB Seguridade Participacoes SA	238,200	1,369,114
BR Malls Participacoes SA	310,605	610,326
BRF SA (a)	205,172	498,879
CCR SA	395,984	993,506
Centrais Eletricas Brasileiras SA (Electrobras)	335,476	3,235,585
Cielo SA	429,300	494,499
Cogna Educacao (a)	736,954	469,379
Companhia Brasileira de Aluminio	53,600	114,557
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	117,900	1,371,753
Companhia Siderurgica Nacional SA (CSN)	232,387	552,456
Compania de Saneamento do Parana unit	115,600	428,339
Cosan SA	409,364	1,336,149
CPFL Energia SA	78,800	540,334
CVC Brasil Operadora e Agencia de Viagens SA (a)	107,506	149,224
Cyrela Brazil Realty SA (a)	111,600	401,851
Dexco SA	127,160	238,540
EDP Energias do Brasil SA	95,600	426,966
Embraer SA (a)	246,388	655,858
Enauta Participacoes SA	41,100	121,259
Energisa SA unit	68,700	644,906
Eneva SA (a)	364,900	1,001,700
ENGIE Brasil Energia SA	74,181	577,594
Equatorial Energia SA	348,500	2,026,029
Fleury SA	72,900	262,499
Fleury SA rights 11/21/22 (a)	16,210	4,080
Gol Linhas Aereas Inteligentes SA warrants 7/23/24 (a)	900	725
GPA	62,661	267,481
GPS Participacoes e Empreendimentos SA (d)	118,800	317,843
Grendene SA	126,100	177,231
Grupo de Moda Soma SA	199,016	560,967
Grupo Mateus SA (a)	218,600	308,930
Grupo SBF SA	40,800	149,599
Hapvida Participacoes e Investimentos SA (d)	1,572,935	2,375,161
Hypera SA	141,700	1,393,820
Iguatemi SA unit	89,810	381,112
IRB Brasil Resseguros SA (a)	807,413	146,930
JBS SA	261,200	1,262,134
JHSF Participacoes SA	167,100	237,443
Klabin SA unit	271,100	1,134,679
Light SA (a)	101,400	111,500
Localiza Rent a Car SA	742	10,133
Localiza Rent a Car SA	251,279	3,431,463
Locaweb Servicos de Internet SA (a)(d)	154,300	326,493
Lojas Renner SA	339,437	2,030,511
M. Dias Branco SA	34,557	291,013
Magazine Luiza SA	1,038,368	898,559
Marfrig Global Foods SA	120,000	248,572
Minerva SA	98,300	260,332
MRV Engenharia e Participacoes SA	120,400	237,280
Multiplan Empreendimentos Imobiliarios SA	109,396	558,257
Natura & Co. Holding SA (a)	305,852	885,197
Odontoprev SA	112,390	180,155
Omega Energia SA (a)	109,251	227,364
Omega Energia SA rights 11/7/22 (a)	13,758	53
Pet Center Comercio e Participacoes SA	127,500	216,223
Petro Rio SA (a)	242,200	1,659,367
Petroleo Brasileiro SA - Petrobras (ON)	1,161,988	7,481,894
Petroreconcavo SA	59,000	358,192
Qualicorp Consultoria E Corret	70,900	108,158
Raia Drogasil SA	369,800	1,883,542
Rede D'Oregon Sao Luiz SA (d)	138,700	863,804
Rumo SA	435,600	1,867,038
Santos Brasil Participacoes SA	226,500	399,022
Sao Martinho SA	59,300	309,616
Sendas Distribuidora SA	282,905	1,085,505
Simpar SA	142,800	299,395
SLC Agricola SA	40,810	363,028
Smartfit Escola de Ginastica e Danca SA (a)	120,000	402,594
Sul America SA unit	103,020	475,462
Suzano Papel e Celulose SA	253,389	2,609,679
Telefonica Brasil SA	168,200	1,345,144
TIM SA	301,280	769,896
Totvs SA	178,800	1,147,809
Transmissora Alianca de Energia Eletrica SA unit	70,700	550,079
Ultrapar Participacoes SA	248,600	645,383
Vale SA	1,350,083	17,545,460
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	109,000	340,157
Via S/A (a)	464,600	281,521
Vibra Energia SA	399,442	1,411,251
Weg SA	570,180	4,446,201
YDUQS Participacoes SA	107,800	336,621
TOTAL BRAZIL		108,246,661
British Virgin Islands - 0.0%
VK Co. Ltd. unit (a)(b)	39,795	17,729
Canada - 8.4%
Absolute Software Corp.	22,331	268,165
Advantage Energy Ltd. (a)	65,410	494,530
Aecon Group, Inc.	24,865	176,310
AG Growth International, Inc.	7,195	184,318
Agnico Eagle Mines Ltd. (Canada)	154,372	6,790,850
Air Canada (a)	59,762	860,229
Alamos Gold, Inc.	137,356	1,083,846
Algoma Steel Group, Inc.	36,642	249,532
Algonquin Power & Utilities Corp.	216,184	2,392,964
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	279,313	12,506,399
Allied Properties (REIT)	23,665	458,413
AltaGas Ltd.	88,826	1,601,978
Altius Minerals Corp.	17,814	278,779
Altus Group Ltd.	15,073	535,607
Andlauer Healthcare Group, Inc.	8,544	327,499
ARC Resources Ltd.	230,352	3,243,037
Aritzia, Inc. (a)	31,000	1,202,364
Artis (REIT)	26,390	184,992
ATCO Ltd. Class I (non-vtg.)	23,113	717,642
Athabasca Oil Corp. (a)	203,624	411,029
ATS Automation Tooling System, Inc. (a)	25,474	805,908
Aurora Cannabis, Inc. (a)(c)	136,778	196,781
AutoCanada, Inc. (a)	9,108	142,134
Aya Gold & Silver, Inc. (a)(c)	37,626	218,186
B2Gold Corp.	365,043	1,114,676
Badger Infrastructure Solution	13,287	280,691
Ballard Power Systems, Inc. (a)(c)	84,232	477,316
Bank of Montreal	224,428	20,672,712
Bank of Nova Scotia	400,685	19,367,349
Barrick Gold Corp. (Canada)	600,684	9,034,400
Bausch Health Cos., Inc. (Canada) (a)	92,718	602,989
Baytex Energy Corp. (a)	195,091	1,059,693
BCE, Inc.	21,109	952,140
BELLUS Health, Inc. (a)	28,605	265,400
Birchcliff Energy Ltd.	91,875	714,175
BlackBerry Ltd. (a)	181,801	844,717
Boardwalk (REIT)	9,704	345,322
Bombardier, Inc. Class B (sub. vtg.) (a)	29,124	855,324
Boralex, Inc. Class A	33,945	962,525
Boyd Group Services, Inc.	7,385	1,050,872
Brookfield Asset Management, Inc. (Canada) Class A	473,034	18,732,473
Brookfield Infrastructure Corp. Class A	34,554	1,490,868
Brookfield Renewable Corp.	46,719	1,451,621
BRP, Inc.	12,839	858,446
BSR Real Estate Investment Trust	19,300	272,130
CAE, Inc. (a)	107,648	2,054,427
Cameco Corp.	146,451	3,473,286
Canaccord Genuity Group, Inc.	38,205	195,743
Canacol Energy Ltd. (c)	76,702	113,166
Canada Goose Holdings, Inc. (a)	21,573	352,965
Canadian Apartment Properties (REIT) unit	31,765	983,716
Canadian Imperial Bank of Commerce	300,177	13,632,291
Canadian National Railway Co.	197,102	23,351,021
Canadian Natural Resources Ltd.	389,211	23,343,804
Canadian Pacific Railway Ltd.	312,392	23,288,092
Canadian Tire Ltd. Class A (non-vtg.)	18,662	2,091,607
Canadian Utilities Ltd. Class A (non-vtg.)	38,623	1,027,698
Canadian Western Bank, Edmonton	31,033	539,863
Canfor Corp. (a)	21,679	325,738
Capital Power Corp.	40,931	1,370,025
Capstone Copper Corp. (a)	125,173	290,341
Cardinal Energy Ltd.	47,327	320,991
Cargojet, Inc.	3,279	319,632
Cascades, Inc.	26,623	172,751
CCL Industries, Inc. Class B	52,724	2,476,850
Celestica, Inc. (sub. vtg.) (a)	38,740	425,121
Cenovus Energy, Inc. (Canada)	468,923	9,479,311
Centerra Gold, Inc.	78,159	363,157
CGI, Inc. Class A (sub. vtg.) (a)	71,956	5,796,199
Choice Properties REIT	48,673	467,670
CI Financial Corp.	66,470	665,505
Cineplex, Inc. (a)(c)	26,951	183,188
Cogeco Communications, Inc.	4,694	239,395
Colliers International Group, Inc.	11,308	1,061,284
Constellation Software, Inc.	6,740	9,745,703
Converge Technology Solutions Corp. (a)	72,811	298,224
Corus Entertainment, Inc. Class B (non-vtg.)	65,189	102,878
Crescent Point Energy Corp.	195,378	1,527,343
Crew Energy, Inc. (a)	51,837	229,059
Cronos Group, Inc. (a)(c)	78,272	261,414
Definity Financial Corp.	28,250	836,707
Denison Mines Corp. (a)	289,947	366,065
Descartes Systems Group, Inc. (Canada) (a)	28,605	1,973,700
Docebo, Inc. (a)	6,669	193,900
Dollarama, Inc.	93,098	5,531,826
Dream Industrial (REIT)	59,514	478,349
DREAM Unlimited Corp.	9,565	174,471
Dundee Precious Metals, Inc.	76,337	346,286
Dye & Durham Ltd.	20,874	230,903
ECN Capital Corp.	85,768	258,749
Eldorado Gold Corp. (a)	67,557	377,369
Element Fleet Management Corp.	136,649	1,820,516
Emera, Inc.	86,110	3,191,319
Empire Co. Ltd. Class A (non-vtg.)	56,275	1,445,756
Enbridge, Inc.	680,203	26,502,129
Endeavour Silver Corp. (a)	67,819	230,983
Enerflex Ltd.	36,289	187,525
Energy Fuels, Inc. (a)	54,263	392,330
Enerplus Corp.	83,096	1,440,693
Enghouse Systems Ltd.	16,407	364,787
EQB, Inc.	9,477	335,853
Equinox Gold Corp. (a)	111,188	366,451
ERO Copper Corp. (a)	35,777	407,312
Exchange Income Corp.	6,782	226,506
Extendicare, Inc.	36,578	188,213
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,759	3,810,672
Fiera Capital Corp. (c)	29,808	189,698
Filo Mining Corp. (a)	30,569	366,195
Finning International, Inc.	53,133	1,129,859
First Capital (REIT) unit	52,743	613,628
First Majestic Silver Corp.	83,839	705,248
First National Financial Corp.	8,979	225,406
First Quantum Minerals Ltd.	199,240	3,514,322
FirstService Corp.	13,402	1,675,410
Fortis, Inc.	157,271	6,135,687
Fortuna Silver Mines, Inc. (a)	106,069	295,079
Franco-Nevada Corp.	64,681	7,991,891
Freehold Royalties Ltd. (c)	49,266	612,955
Frontera Energy Corp. (a)	22,664	189,650
George Weston Ltd.	24,626	2,710,514
GFL Environmental, Inc.	61,635	1,663,537
Gibson Energy, Inc.	50,373	859,671
Gildan Activewear, Inc.	63,464	2,002,655
goeasy Ltd.	4,438	360,063
GoGold Resources, Inc. (a)(c)	120,122	133,141
Granite (REIT)	9,881	504,948
Great-West Lifeco, Inc.	89,115	2,063,117
H&R (REIT) unit	41,048	337,761
Headwater Exploration, Inc.	73,537	389,722
Home Capital Group, Inc.	17,278	334,057
HudBay Minerals, Inc.	82,614	313,513
Hut 8 Mining Corp. (a)(c)	60,350	135,553
Hydro One Ltd. (d)	106,989	2,682,676
iA Financial Corp, Inc.	36,729	2,044,110
IAMGOLD Corp. (a)	159,921	234,772
IGM Financial, Inc.	27,516	736,601
Imperial Oil Ltd.	79,052	4,300,322
Innergex Renewable Energy, Inc.	49,820	548,537
Intact Financial Corp.	59,081	8,977,398
Interfor Corp. (a)	19,946	354,309
InterRent REIT	28,813	242,585
Ivanhoe Mines Ltd. (a)(c)	207,768	1,441,192
Jamieson Wellness, Inc. (d)	15,449	377,961
K92 Mining, Inc. (a)	77,790	353,448
Karora Resources, Inc. (a)	69,220	144,806
Kelt Exploration Ltd. (a)	59,081	255,431
Keyera Corp.	76,526	1,640,224
Killam Apartment (REIT)	25,708	297,963
Kinaxis, Inc. (a)	9,462	1,009,924
Kinross Gold Corp.	446,384	1,618,627
Knight Therapeutics, Inc. (a)	46,978	191,381
Labrador Iron Ore Royalty Corp.	22,179	459,746
Lassonde Industries, Inc. Class A (sub. vtg.)	1,440	124,292
Laurentian Bank of Canada	21,572	481,366
Lightspeed Commerce, Inc. (Canada) (a)	45,646	874,824
Linamar Corp.	15,866	679,081
Lithium Americas Corp. (a)(c)	36,327	903,942
Loblaw Companies Ltd.	55,935	4,582,864
Lundin Gold, Inc.	30,946	223,517
Lundin Mining Corp.	228,466	1,197,378
MAG Silver Corp. (a)	32,387	430,289
Magna International, Inc. Class A (sub. vtg.)	93,634	5,217,964
Major Drilling Group International, Inc. (a)	37,310	224,569
Manulife Financial Corp.	644,637	10,684,408
Maple Leaf Foods, Inc.	27,854	412,796
Martinrea International, Inc.	30,018	192,357
MDA Ltd. (a)	26,247	128,889
MEG Energy Corp. (a)	95,744	1,431,574
Methanex Corp.	20,278	707,762
Metro, Inc.	80,830	4,234,475
Minto Apartment (REIT) (d)	17,666	172,854
Morguard North American Resources (REIT) (c)	10,443	121,880
MTY Food Group, Inc.	7,711	312,549
Mullen Group Ltd.	40,081	402,766
National Bank of Canada	111,307	7,578,697
New Gold, Inc. (a)	252,960	228,385
NexGen Energy Ltd. (a)	140,268	588,933
Nfi Group, Inc. (c)	24,094	155,633
North West Co., Inc.	24,904	648,032
Northland Power, Inc.	78,395	2,281,042
Northwest Healthcare Properties REIT	29,000	228,620
Novagold Resources, Inc. (a)	95,518	441,009
Nutrien Ltd.	186,053	15,720,307
Nuvei Corp. (a)(d)	23,696	713,132
NuVista Energy Ltd. (a)	64,758	642,185
Obsidian Energy Ltd. (a)	25,594	232,767
OceanaGold Corp. (a)	256,364	372,592
Onex Corp. (sub. vtg.)	27,671	1,392,741
Open Text Corp.	90,404	2,618,521
Orla Mining Ltd. (a)(c)	72,393	228,495
Osisko Gold Royalties Ltd.	65,154	698,719
Osisko Mining, Inc. (a)	118,717	247,481
Pan American Silver Corp.	73,482	1,174,242
Paramount Resources Ltd. Class A	27,362	579,636
Parex Resources, Inc.	40,349	615,446
Park Lawn Corp.	14,149	219,658
Parkland Corp.	52,517	1,061,635
Pason Systems, Inc.	30,677	325,831
Pembina Pipeline Corp.	182,113	6,012,730
Pet Valu Holdings Ltd.	12,973	349,381
Peyto Exploration & Development Corp.	60,169	561,786
Pipestone Energy Corp. (a)	51,034	153,962
Power Corp. of Canada (sub. vtg.)	182,865	4,540,920
PrairieSky Royalty Ltd.	74,192	1,152,349
Precision Drilling Corp. (a)	5,091	375,561
Premium Brands Holdings Corp.	15,104	891,040
Primaris Real Estate Investmen	16,910	174,146
Primo Water Corp.	66,907	976,173
Quebecor, Inc. Class B (sub. vtg.)	51,545	971,612
Restaurant Brands International, Inc.	98,446	5,849,601
Richelieu Hardware Ltd.	19,373	520,036
RioCan (REIT)	48,595	692,354
Ritchie Bros. Auctioneers, Inc.	37,477	2,448,308
Rogers Communications, Inc. Class B (non-vtg.)	118,711	4,941,535
Rogers Sugar, Inc.	82,659	363,436
Royal Bank of Canada	476,020	44,043,250
Russel Metals, Inc.	22,471	465,469
Sabina Gold & Silver Corp. (a)	150,014	122,227
Sandstorm Gold Ltd.	77,365	381,047
Saputo, Inc.	83,693	2,037,112
Seabridge Gold, Inc. (a)	23,674	252,840
Secure Energy Services, Inc.	111,561	585,504
Shaw Communications, Inc. Class B	157,733	4,051,145
Shopify, Inc. Class A (a)	385,533	13,218,517
Sienna Senior Living, Inc.	27,414	236,440
Sierra Wireless, Inc. (a)	13,162	390,648
Silvercorp Metals, Inc.	92,730	225,980
SilverCrest Metals, Inc. (a)	53,960	270,523
Slate Grocery REIT	23,663	245,949
Sleep Country Canada Holdings, Inc. (d)	14,229	234,165
Smart (REIT)	36,671	718,696
SNC-Lavalin Group, Inc.	60,550	1,048,464
Softchoice Corp.	12,042	154,420
Solaris Resources, Inc. (a)	22,786	81,119
Spartan Delta Corp. (a)	47,267	435,078
Spin Master Corp. (d)	12,090	373,611
Sprott, Inc. (c)	8,490	304,303
SSR Mining, Inc.	74,010	1,019,142
Stantec, Inc.	38,346	1,876,276
Stelco Holdings, Inc.	17,050	429,394
Stella-Jones, Inc.	19,622	590,957
StorageVault Canada, Inc.	84,219	386,368
Summit Industrial Income REIT	34,545	441,464
Sun Life Financial, Inc.	194,516	8,261,237
Suncor Energy, Inc.	484,641	16,669,929
SunOpta, Inc. (a)	26,369	296,124
Superior Plus Corp.	67,748	515,190
Surge Energy, Inc.	27,555	206,913
Tamarack Valley Energy Ltd.	152,298	586,901
TC Energy Corp.	329,628	14,478,614
Teck Resources Ltd. Class B (sub. vtg.)	161,816	4,925,687
TELUS Corp.	151,485	3,163,466
TELUS Corp.	11,115	232,115
TFI International, Inc. (Canada)	27,900	2,539,640
The Toronto-Dominion Bank	610,111	39,046,925
Thomson Reuters Corp.	56,357	5,993,736
Timbercreek Financial Corp.	85,564	482,980
TMX Group Ltd.	18,693	1,797,195
Topaz Energy Corp.	34,629	585,644
Torex Gold Resources, Inc. (a)	33,478	228,044
Toromont Industries Ltd.	27,581	2,119,669
Tourmaline Oil Corp.	107,206	6,040,395
TransAlta Corp.	86,418	761,196
TransAlta Renewables, Inc.	39,994	429,487
Transcontinental, Inc. Class A	29,522	336,967
Trican Well Service Ltd. (a)	91,666	243,572
Tricon Residential, Inc.	84,069	708,417
Trisura Group Ltd. (a)	15,060	438,087
Turquoise Hill Resources Ltd. (a)	27,328	769,481
Uni-Select, Inc. (a)	14,183	384,675
Vermilion Energy, Inc.	56,209	1,311,619
Village Farms International, Inc. (a)	35,154	75,933
Voyager Digital Ltd. (a)	76,288	2,846
Well Health Technologies Corp. (a)(c)	78,939	169,194
Wesdome Gold Mines, Inc. (a)	51,060	306,206
West Fraser Timber Co. Ltd.	20,553	1,543,191
Westshore Terminals Investment Corp.	14,152	253,154
Wheaton Precious Metals Corp.	153,428	5,019,478
Whitecap Resources, Inc.	211,970	1,643,046
Winpak Ltd.	12,396	377,790
WSP Global, Inc.	41,936	5,154,156
Yamana Gold, Inc.	327,595	1,437,970
TOTAL CANADA		670,219,494
Cayman Islands - 3.8%
3SBio, Inc. (d)	673,500	475,332
AAC Technology Holdings, Inc. (a)	271,500	497,329
Advanced Energy Solution Holding Co. Ltd.	8,000	139,890
Agile Property Holdings Ltd. (a)(c)	462,000	87,696
Airtac International Group	48,673	1,116,699
AK Medical Holdings Ltd. (d)	212,000	220,382
Akeso, Inc. (a)(d)	163,000	654,106
Alchip Technologies Ltd.	25,000	503,038
Alibaba Group Holding Ltd. (a)	5,122,964	39,830,567
Alphamab Oncology (a)(d)	170,000	119,330
Anta Sports Products Ltd.	414,400	3,642,659
Apex International Co. Ltd.	64,000	98,022
Asia Cement (China) Holdings Corp.	324,000	113,095
ASMPT Ltd.	104,800	576,759
Autohome, Inc. ADR Class A	26,253	685,728
Baidu, Inc. Class A (a)	746,168	7,153,515
Baozun, Inc. sponsored ADR (a)	21,050	82,937
BeiGene Ltd. ADR (a)(c)	16,101	2,719,298
Bilibili, Inc. Class Z (a)	62,651	558,308
BizLink Holding, Inc.	47,062	359,670
Bosideng International Holdings Ltd.	1,160,000	500,965
Budweiser Brewing Co. APAC Ltd. (d)	602,900	1,268,835
C&D International Investment Group Ltd.	183,584	285,328
Canaan, Inc. ADR (a)(c)	62,751	181,978
CARsgen Therapeutics Holdings Ltd. (a)(d)	51,000	86,022
Chailease Holding Co. Ltd.	463,716	2,142,174
China Conch Environment Protection Holdings Ltd. (a)	589,500	173,478
China Conch Venture Holdings Ltd.	580,000	855,631
China Education Group Holdings Ltd.	337,000	197,057
China Feihe Ltd. (d)	1,276,000	734,749
China Hongqiao Group Ltd.	836,000	593,214
China Huishan Dairy Holdings Co. Ltd. (a)(b)	51,000	0
China Liansu Group Holdings Ltd.	399,000	323,789
China Literature Ltd. (a)(d)	147,000	396,075
China Medical System Holdings Ltd.	507,000	553,527
China Meidong Auto Holding Ltd.	212,000	278,718
China Mengniu Dairy Co. Ltd.	1,078,000	3,453,874
China Modern Dairy Holdings Ltd. (c)	1,518,000	154,708
China Overseas Property Holdings Ltd.	495,000	311,517
China Resources Cement Holdings Ltd.	930,000	336,474
China Resources Land Ltd.	1,090,000	3,415,948
China Resources Medical Holdin	377,500	180,342
China Resources Microelectronics Ltd. (A Shares)	23,382	162,200
China Resources Mixc Lifestyle Services Ltd. (d)	241,400	707,318
China State Construction International Holdings Ltd.	715,750	643,748
ChinaSoft International Ltd.	982,000	650,526
Chindata Group Holdings Ltd. ADR (a)(c)	46,627	247,589
Chow Tai Fook Jewellery Group Ltd.	697,800	1,194,758
CIFI Ever Sunshine Services Group Ltd.	294,000	64,795
CIFI Holdings Group Co. Ltd. (b)(c)	1,407,187	93,219
Cimc Enric Holdings Ltd.	290,000	282,624
CK Asset Holdings Ltd.	665,488	3,679,423
CK Hutchison Holdings Ltd.	903,000	4,494,984
CMGE Technology Group Ltd. (a)	622,000	97,464
COFCO Meat Holdings Ltd.	942,000	198,009
Comba Telecom Systems Holdings Ltd.	1,076,000	150,784
Country Garden Holdings Co. Ltd.	2,784,081	358,223
Country Garden Services Holdings Co. Ltd.	692,000	604,756
Cowell e Holdings, Inc. (a)	106,000	129,636
CStone Pharmaceuticals Co. Ltd. (a)(d)	261,000	112,385
CT Environmental Group Ltd. (a)(b)	26,000	0
Dali Foods Group Co. Ltd. (d)	852,500	350,790
Daqo New Energy Corp. ADR (a)	20,347	895,065
Differ Group Auto Ltd. (c)	1,198,000	239,611
Dongyue Group Co. Ltd.	545,000	473,512
ENN Energy Holdings Ltd.	267,500	2,659,784
ESR Group Ltd. (d)	688,400	1,175,156
Far East Consortium International Ltd.	703,311	158,588
FIH Mobile Ltd. (a)	1,355,000	110,476
FinVolution Group ADR	55,365	240,284
Fu Shou Yuan International Group Ltd.	546,000	272,664
Fufeng Group Ltd.	555,000	287,764
Fulgent Sun International Holding Co. Ltd.	50,000	211,602
Futu Holdings Ltd. ADR (a)	20,424	691,557
GDS Holdings Ltd. Class A (a)	303,784	339,069
Geely Automobile Holdings Ltd.	2,005,000	2,155,790
General Interface Solution Holding Ltd.	101,000	243,623
Genscript Biotech Corp. (a)	408,000	1,031,221
Golden Solar New Energy Technology Holdings Ltd. (a)	300,000	299,631
Grab Holdings Ltd. (a)	439,588	1,142,929
Greentown China Holdings Ltd.	312,000	296,910
Greentown Service Group Co. Ltd.	564,000	231,358
H World Group Ltd. ADR	65,988	1,786,955
Haichang Ocean Park Holdings Ltd. (a)(c)(d)	483,000	427,643
Haidilao International Holding Ltd. (a)(c)(d)	389,000	577,827
Haitian International Holdings Ltd.	232,000	464,612
Hansoh Pharmaceutical Group Co. Ltd. (d)	428,000	660,840
Helens International Holdings Co. Ltd. (a)(c)	96,500	92,816
Hello Group, Inc. ADR	57,324	269,423
Hengan International Group Co. Ltd.	229,000	888,326
HKBN Ltd.	355,000	239,692
HUTCHMED China Ltd. sponsored ADR (a)(c)	31,566	279,043
HUYA, Inc. ADR (a)	39,622	74,093
Hygeia Healthcare Holdings Co. (a)(d)	119,200	516,303
I-Mab ADR (a)	18,997	70,479
iDreamSky Technology Holdings Ltd. (a)(d)	274,800	103,273
IGG, Inc. (a)	308,000	80,044
Innovent Biologics, Inc. (a)(d)	354,500	1,255,483
iQIYI, Inc. ADR (a)(c)	122,738	247,931
JD Health International, Inc. (a)(d)	375,850	2,061,282
JD.com, Inc. Class A	727,302	13,244,548
JinkoSolar Holdings Co. Ltd. ADR (a)(c)	13,826	656,458
Jinxin Fertility Group Ltd. (d)	580,500	286,196
Jiumaojiu International Holdings Ltd. (d)	255,000	400,222
JOYY, Inc. ADR	16,915	426,765
Kanzhun Ltd. ADR (a)	62,386	681,879
KE Holdings, Inc. ADR (a)	225,798	2,298,624
Kingboard Chemical Holdings Ltd.	233,000	574,660
Kingboard Laminates Holdings Ltd.	356,500	284,759
Kingdee International Software Group Co. Ltd. (a)	887,000	1,450,903
Kingsoft Cloud Holdings Ltd. ADR (a)(c)	41,812	105,784
Kingsoft Corp. Ltd.	332,200	1,005,109
Kintor Pharmaceutical Ltd. (a)(c)(d)	69,500	110,142
Koolearn Technology Holding Ltd. (a)(c)(d)	118,000	571,987
Kuaishou Technology Class B (a)(d)	594,300	2,445,445
KWG Group Holdings Ltd.	553,123	53,553
Lee & Man Paper Manufacturing Ltd.	599,000	181,616
Li Ning Co. Ltd.	798,000	4,127,420
Lifetech Scientific Corp. (a)	1,534,000	480,740
LK Technology Holdings Ltd. (c)	192,500	174,361
Longfor Properties Co. Ltd. (d)	622,000	792,392
Lonking Holdings Ltd.	922,000	126,854
Lufax Holding Ltd. ADR	234,569	372,965
Maoyan Entertainment (a)(d)	232,000	135,068
Meituan Class B (a)(d)	1,486,400	23,798,075
Melco Crown Entertainment Ltd. sponsored ADR (a)(c)	73,179	400,289
MGM China Holdings Ltd. (a)	410,400	165,213
MH Development Ltd. (a)(b)	74,000	0
Microport Scientific Corp. (a)(c)	231,072	488,069
Midea Real Estate Holding Ltd. (d)	147,800	103,182
Ming Yuan Cloud Group Holdings Ltd.	254,000	116,813
Minth Group Ltd.	268,000	529,196
NetDragon WebSoft, Inc.	100,000	167,906
NetEase, Inc.	699,805	7,764,514
New Horizon Health Ltd. (a)(d)	70,000	156,058
New Oriental Education & Technology Group, Inc. (a)	517,250	1,211,219
Nexteer Auto Group Ltd.	339,000	183,543
NIO, Inc. sponsored ADR (a)	460,284	4,450,946
Noah Holdings Ltd. sponsored ADR (a)	12,588	165,155
Ocumension Therapeutics Class H (a)(d)	119,000	109,606
Pacific Textile Holdings Ltd.	458,000	136,531
Parade Technologies Ltd.	27,000	509,797
Pinduoduo, Inc. ADR (a)	170,744	9,361,894
Ping An Healthcare and Technology Co. Ltd. (a)(c)(d)	167,200	308,429
Pop Mart International Group Ltd. (c)(d)	198,400	256,794
Powerlong Real Estate Holding Ltd.	641,000	52,262
Redco Properties Group Ltd. (a)(d)	460,000	97,864
RLX Technology, Inc. ADR (a)(c)	167,031	208,789
Sands China Ltd. (a)	828,800	1,446,505
Sany Heavy Equipment International Holdings Co. Ltd.	435,000	356,882
Sapiens International Corp. NV	12,075	237,430
Sea Ltd. ADR (a)	121,974	6,059,668
Seazen Group Ltd. (a)	728,000	116,856
Shenzhou International Group Holdings Ltd.	281,500	1,954,455
Silergy Corp.	110,000	1,275,501
Sino Biopharmaceutical Ltd.	3,608,000	1,751,222
SITC International Holdings Co. Ltd.	473,000	774,911
Smoore International Holdings Ltd. (c)(d)	615,000	654,201
SOHO China Ltd. (a)	889,000	130,241
SSY Group Ltd.	590,000	244,278
Sun King Power Electronics Group Ltd. (a)	590,000	104,476
Sunac Services Holdings Ltd. (d)	456,000	80,167
Sunevision Holdings Ltd.	287,000	152,099
Sunny Optical Technology Group Co. Ltd.	242,100	2,098,808
TAL Education Group ADR (a)	154,853	729,358
TCL Electronics Holdings Ltd.	345,000	131,853
Tencent Holdings Ltd.	2,109,025	55,418,415
Tencent Music Entertainment Group ADR (a)	245,164	885,042
The United Laboratories International Holdings Ltd.	414,000	173,519
Tianneng Power International Ltd. (c)	266,000	255,846
Tingyi (Cayman Islands) Holding Corp.	696,000	1,088,823
Tongcheng Travel Holdings Ltd. (a)	430,800	671,749
Tongdao Liepin Group (a)	98,400	85,743
Topsports International Holdings Ltd. (d)	761,000	383,910
Towngas Smart Energy Co. Ltd.	394,892	138,344
TPK Holding Co. Ltd.	194,000	171,421
Trip.com Group Ltd. ADR (a)	185,096	4,188,722
Truly International Holdings Ltd.	824,000	100,774
Tuya, Inc. ADR (a)(c)	76,723	68,560
Uni-President China Holdings Ltd.	509,000	376,093
Up Fintech Holdings Ltd. ADR (a)(c)	35,619	131,790
Value Partners Group Ltd.	542,000	129,119
Vinda International Holdings Ltd.	139,000	260,659
Vipshop Holdings Ltd. ADR (a)	146,974	1,024,409
Viva China Holdings Ltd. (a)	1,712,000	213,737
Vnet Group, Inc. ADR (a)	36,800	154,192
Vobile Group Ltd. (a)	532,000	126,737
Want Want China Holdings Ltd.	1,664,000	1,093,837
Weibo Corp. sponsored ADR (a)	26,013	294,467
Weimob, Inc. (a)(c)(d)	697,000	244,183
WH Group Ltd. (d)	2,895,500	1,464,414
Wharf Real Estate Investment Co. Ltd.	567,000	2,235,596
Wisdom Marine Lines Co. Ltd.	160,000	259,441
Wuxi Biologics (Cayman), Inc. (a)(d)	1,214,000	5,462,566
Wynn Macau Ltd. (a)	574,800	229,198
XD, Inc. (a)	80,800	139,991
Xiaomi Corp. Class B (a)(d)	5,183,800	5,818,002
Xinyi Glass Holdings Ltd.	625,000	804,176
Xinyi Solar Holdings Ltd.	1,669,379	1,656,693
XPeng, Inc. ADR (a)	141,684	937,948
XTEP International Holdings Ltd.	465,719	427,175
Yadea Group Holdings Ltd. (d)	424,000	647,101
Yihai International Holding Ltd.	174,000	286,392
Zai Lab Ltd. ADR (a)	30,084	670,272
Zhen Ding Technology Holding Ltd.	233,000	765,734
Zhongsheng Group Holdings Ltd. Class H	214,500	814,317
Zhou Hei Ya International Holdings Co. Ltd. (d)	403,000	177,636
ZTO Express, Inc. sponsored ADR	144,653	2,443,189
TOTAL CAYMAN ISLANDS		306,484,090
Chile - 0.1%
Aguas Andinas SA	1,126,643	237,628
Banco de Chile	15,204,396	1,390,554
Banco de Credito e Inversiones	19,828	552,494
Banco Santander Chile	22,304,874	799,051
CAP SA	31,201	166,961
Cencosud SA	528,324	711,152
Cencosud Shopping SA	173,012	189,204
Colbun SA	2,846,378	279,690
Compania Cervecerias Unidas SA	52,151	286,043
Compania Sud Americana de Vapores SA	5,380,472	373,525
Empresa Nacional de Telecomunicaciones SA (ENTEL)	58,026	180,812
Empresas CMPC SA	370,784	588,303
Empresas COPEC SA	127,855	881,095
Enel Americas SA	7,049,064	698,406
Enel Chile SA	10,042,968	353,393
Falabella SA	246,152	481,294
Parque Arauco SA	174,455	148,661
Vina Concha y Toro SA	255,598	288,784
TOTAL CHILE		8,607,050
China - 2.7%
360 Security Technology, Inc. (A Shares)	356,500	345,619
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	76,800	152,382
A-Living Smart City Services C (H Shares) (d)	307,750	174,465
Advanced Micro-Fabrication Equipment, Inc., China (A Shares) (a)	11,367	172,756
AECC Aviation Power Co. Ltd.	46,000	306,377
Agricultural Bank of China Ltd.:
(A Shares)	2,493,200	942,260
(H Shares)	8,616,000	2,459,295
Aier Eye Hospital Group Co. Ltd. (A Shares)	156,553	529,496
Air China Ltd.:
(A Shares) (a)	197,600	261,648
(H Shares) (a)	536,000	372,827
Aluminum Corp. of China Ltd. (H Shares)	2,068,000	589,549
Anhui Conch Cement Co. Ltd. (H Shares)	543,000	1,397,336
Anhui Gujing Distillery Co. Ltd. (B Shares)	106,155	1,251,333
Anjoy Foods Group Co. Ltd. (A Shares)	9,100	167,386
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	7,700	150,976
Avary Holding Shenzhen Co. Ltd. (A Shares)	24,700	100,621
AVIC Electromechanical Systems Co. Ltd. (A Shares)	227,300	364,158
AviChina Industry & Technology Co. Ltd. (H Shares)	953,000	417,639
Bank of Beijing Co. Ltd. (A Shares)	457,900	253,313
Bank of Chengdu Co. Ltd. (A Shares)	92,200	171,954
Bank of China Ltd.:
(A Shares)	3,473,300	1,431,573
(H Shares)	23,187,000	7,468,009
Bank of Communications Co. Ltd.:
(A Shares)	373,200	227,408
(H Shares)	3,396,000	1,656,976
Bank of Hangzhou Co. Ltd. (A Shares)	175,300	290,690
Bank of Jiangsu Co. Ltd. (A Shares)	232,310	220,130
Bank of Nanjing Co. Ltd. (A Shares)	297,600	420,550
Bank of Ningbo Co. Ltd. (A Shares)	121,550	395,463
Bank of Shanghai Co. Ltd. (A Shares)	348,700	266,435
Baoshan Iron & Steel Co. Ltd. (A Shares)	405,900	267,343
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	702,000	380,081
Beijing Enlight Media Co. Ltd. (A Shares)	224,200	206,612
Beijing Kingsoft Office Software, Inc. (A Shares)	9,912	394,612
Beijing New Building Materials PLC (A Shares)	47,200	128,165
Beijing Shiji Information Technology Co. Ltd. (A Shares)	82,320	142,481
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	11,310	194,393
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	621,100	379,316
BGI Genomics Co. Ltd.	13,100	99,503
Bloomage Biotechnology Corp. Ltd. (A Shares)	12,941	187,818
BOE Technology Group Co. Ltd. (A Shares)	592,500	270,981
BYD Co. Ltd.:
(A Shares)	15,300	516,788
(H Shares)	306,500	6,860,440
CanSino Biologics, Inc. (H Shares) (c)(d)	44,400	412,910
CGN Power Co. Ltd. (H Shares) (d)	4,051,000	820,558
Changchun High & New Technology Industry Group, Inc. (A Shares)	9,100	201,740
Chaozhou Three-Circle Group Co. (A Shares)	44,400	172,666
Chengxin Lithium Group Co. Ltd. (A Shares)	21,700	128,425
China BlueChemical Ltd. (H Shares)	748,000	142,936
China Cinda Asset Management Co. Ltd. (H Shares)	3,430,000	318,982
China CITIC Bank Corp. Ltd. (H Shares)	3,023,000	1,139,934
China Coal Energy Co. Ltd. (H Shares)	729,000	536,791
China Communications Services Corp. Ltd. (H Shares)	996,000	277,877
China Construction Bank Corp.:
(A Shares)	772,300	564,718
(H Shares)	31,602,000	16,770,817
China CSSC Holdings Ltd. (A Shares)	119,800	435,046
China Datang Corp. Renewable Power Co. Ltd.	1,029,000	277,908
China Eastern Airlines Corp. Ltd. (A Shares) (a)	352,700	231,820
China Energy Engineering Corp. Ltd. (A Shares)	879,000	275,632
China Everbright Bank Co. Ltd.:
(A Shares)	265,800	98,998
(H Shares)	1,917,000	495,756
China Galaxy Securities Co. Ltd. (H Shares)	1,493,000	559,187
China International Capital Corp. Ltd. (H Shares) (d)	628,400	874,195
China Jushi Co. Ltd. (A Shares)	110,030	176,279
China Life Insurance Co. Ltd. (H Shares)	2,740,000	2,987,854
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,158,000	1,323,277
China Merchants Bank Co. Ltd.:
(A Shares)	147,400	541,329
(H Shares)	1,601,500	5,263,763
China Merchants Securities Co. Ltd. (A Shares)	99,060	169,556
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	194,000	348,264
China Minsheng Banking Corp. Ltd.:
(A Shares)	969,100	437,912
(H Shares)	1,607,000	466,767
China National Building Materials Co. Ltd. (H Shares)	1,363,350	791,994
China National Chemical Engineering Co. Ltd. (A Shares)	227,100	219,857
China National Nuclear Power Co. Ltd. (A Shares)	437,400	361,161
China Northern Rare Earth Group High-Tech Co. Ltd.	74,700	247,537
China Oilfield Services Ltd. (H Shares)	652,000	734,259
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,145,000	1,846,668
China Petroleum & Chemical Corp.:
(A Shares)	997,100	555,697
(H Shares)	8,104,000	3,211,830
China Railway Group Ltd.:
(A Shares)	193,400	132,148
(H Shares)	1,794,000	779,339
China Railway Signal & Communications Corp. (A Shares)	441,886	274,103
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	27,400	204,630
China Shenhua Energy Co. Ltd.:
(A Shares)	323,800	1,242,810
(H Shares)	873,000	2,296,593
China Southern Airlines Ltd.:
(A Shares) (a)	373,300	330,214
(H Shares) (a)	446,000	230,112
China State Construction Engineering Corp. Ltd. (A Shares)	873,300	568,018
China Suntien Green Energy Corp. Ltd. (H Shares)	675,000	256,253
China Three Gorges Renewables Group Co. Ltd. (A Shares)	651,000	496,525
China Tourism Group Duty Free Corp. Ltd. (A Shares)	39,300	862,965
China Tower Corp. Ltd. (H Shares) (d)	15,282,000	1,382,255
China United Network Communications Ltd. (A Shares)	1,588,700	730,947
China Vanke Co. Ltd. (H Shares)	860,100	1,104,483
China Yangtze Power Co. Ltd. (A Shares)	428,200	1,187,930
China Zhenhua (Group) Science & Technology Co. Ltd. (A Shares)	13,400	247,435
China Zheshang Bank Co. Ltd. (a)	425,900	160,961
Chongqing Brewery Co. Ltd. (A Shares)	10,900	130,479
Chongqing Changan Automobile Co. Ltd. (A Shares)	163,982	253,510
Chongqing Rural Commercial Bank Co. Ltd. (A Shares)	181,000	86,499
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	27,700	323,923
CITIC Securities Co. Ltd. (H Shares)	1,087,350	1,626,249
Cmoc Group Ltd. (H Shares)	1,995,000	643,003
CNGR Advanced Material Co. Ltd.	12,300	121,486
Contemporary Amperex Technology Co. Ltd.	42,600	2,175,121
COSCO SHIPPING Holdings Co. Ltd. (H Shares)	1,467,100	1,583,043
CRRC Corp. Ltd. (A Shares)	1,630,800	1,060,716
CSC Financial Co. Ltd. (A Shares)	89,800	290,320
Daqin Railway Co. Ltd. (A Shares)	226,300	198,631
Dongfeng Motor Group Co. Ltd. (H Shares)	970,000	438,682
East Money Information Co. Ltd. (A Shares)	262,920	561,993
Eastern Communications Co. Ltd. (B Shares)	794,450	326,519
Ecovacs Robotics Co. Ltd. Class A	9,100	72,646
Eve Energy Co. Ltd. (A shares)	39,400	448,011
Everbright Securities Co. Ltd. (A Shares)	102,900	197,546
FAW Jiefang Group Co. Ltd. (A Shares)	201,900	192,420
Flat Glass Group Co. Ltd. (A Shares) (a)	112,800	529,795
Focus Media Information Technology Co. Ltd. (A Shares)	375,500	230,352
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	66,638	544,572
Founder Securities Co. Ltd. (A Shares)	236,700	205,167
Foxconn Industrial Internet Co. Ltd. (A Shares)	280,700	315,182
Fuyao Glass Industries Group Co. Ltd. (H Shares) (d)	261,600	938,136
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	5,900	205,731
Ganfeng Lithium Group Co. Ltd. (A Shares)	72,660	786,207
GD Power Development Co. Ltd. (A Shares) (a)	580,500	347,367
Gemdale Corp. (A Shares)	135,900	145,523
GF Securities Co. Ltd. (H Shares)	623,600	634,750
Giant Network Group Co. Ltd. (A Shares)	140,314	148,712
Gigadevice Semiconductor Beijing, Inc. (A Shares)	9,844	110,896
Ginlong Technologies Co. Ltd. (A Shares)	6,150	157,310
GoerTek, Inc. (A Shares)	46,100	136,856
Gotion High-tech Co. Ltd. (A Shares)	36,200	148,956
Great Wall Motor Co. Ltd.:
(A Shares)	70,800	282,700
(H Shares)	960,500	1,048,644
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	38,500	151,145
Guangdong Haid Group Co. Ltd. (A Shares)	38,300	302,869
Guanghui Energy Co. Ltd. (A Shares)	140,400	197,635
Guangzhou Automobile Group Co. Ltd.	138,400	214,719
Guangzhou Automobile Group Co. Ltd. (H Shares)	893,600	544,153
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	14,400	148,991
Guangzhou R&F Properties Co. Ltd. (H Shares) (c)	707,200	96,400
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	20,600	183,521
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	30,600	178,080
Guizhou Zhongyida Co. Ltd. (B Shares) (a)	1,136,000	449,856
Guotai Junan Securities Co. Ltd. (A Shares)	258,300	467,585
Haier Smart Home Co. Ltd.	691,200	1,729,398
Haier Smart Home Co. Ltd. (A Shares)	203,600	579,890
Hainan Meilan International Airport Co. Ltd. (a)	82,000	127,445
Haitong Securities Co. Ltd. (H Shares)	1,496,400	732,030
Hangzhou First Applied Material Co. Ltd. (A Shares)	29,000	254,384
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	38,200	164,247
Hangzhou Steam Turbine Power G	563,055	770,380
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	41,900	478,216
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	52,100	162,516
Hengli Petrochemical Co. Ltd. (A Shares)	113,920	239,293
Hengyi Petrochemical Co. Ltd. (A Shares)	144,600	132,662
Hoshine Silicon Industry Co. Ltd. (A Shares)	11,800	154,632
Huadong Medicine Co. Ltd. (A Shares)	39,400	220,822
Huaneng Power International, Inc.:
(A Shares) (a)	152,100	139,543
(H Shares) (a)	1,508,000	539,830
Huangshan Tourism Development Co. Ltd.	915,889	640,206
Huatai Securities Co. Ltd. (H Shares) (d)	772,400	756,691
Huaxia Bank Co. Ltd. (A Shares)	315,000	206,610
Huayu Automotive Systems Co. Ltd. (A Shares)	56,800	130,433
Hubei Xingfa Chemicals Group Co. Ltd. (A Shares)	32,100	124,261
Huizhou Desay SV Automotive Co. Ltd.	13,300	188,676
Hundsun Technologies, Inc. (A Shares)	36,400	207,747
iFlytek Co. Ltd. (A Shares)	45,100	216,332
IMEIK Technology Development Co. Ltd. (A Shares)	3,100	178,710
Industrial & Commercial Bank of China Ltd.:
(A Shares)	1,236,300	702,549
(H Shares)	18,934,000	8,220,488
Industrial Bank Co. Ltd. (A Shares)	330,000	679,169
Ingenic Semiconductor Co. Ltd. (A Shares)	11,700	108,879
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	81,400	281,332
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares)	744,800	179,497
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	207,700	110,350
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)	767,373	1,085,065
JA Solar Technology Co. Ltd. (A Shares)	41,440	354,654
Jafron Biomedical Co. Ltd. (A Shares)	23,100	100,208
JCET Group Co. Ltd. (A Shares)	49,900	164,536
Jiangsu Eastern Shenghong Co. Ltd.	75,000	125,703
Jiangsu Expressway Co. Ltd. (H Shares)	404,000	284,614
Jiangsu Hengli Hydraulic Co. Ltd.	24,736	186,869
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	116,424	640,875
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	36,200	185,290
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	23,700	423,997
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	82,900	249,396
Jiangxi Copper Co. Ltd. (H Shares)	542,000	592,429
Jiangxi Special Electric Motor Co. Ltd. (A Shares) (a)	38,700	101,110
JiuGui Liquor Co. Ltd. (A Shares)	7,500	104,804
Konka Group Co. Ltd. (B Shares)	1,930,700	487,001
Kuang-Chi Technologies Co. Ltd. (A Shares) (a)	44,500	105,417
Kunlun Tech Co. Ltd. (A Shares)	72,621	129,373
Kweichow Moutai Co. Ltd. (A Shares)	21,900	4,029,521
Lb Group Co. Ltd. (A Shares)	44,200	93,025
Lens Technology Co. Ltd. (A Shares)	121,400	165,570
LONGi Green Energy Technology Co. Ltd.	133,056	874,177
Luxshare Precision Industry Co. Ltd. (A Shares)	117,878	460,026
Luzhou Laojiao Co. Ltd. (A Shares)	30,500	652,984
Mango Excellent Media Co. Ltd. (A Shares)	50,479	151,584
Maxscend Microelectronics Co. Ltd. (A Shares)	9,088	114,936
Metallurgical Corp. China Ltd. (A Shares)	638,200	251,683
Ming Yang Smart Energy Group Ltd. (A Shares)	69,700	237,649
Montage Technology Co. Ltd. (A Shares)	20,717	160,961
Muyuan Foodstuff Co. Ltd. (A Shares)	109,266	699,922
NARI Technology Co. Ltd. (A Shares)	117,192	391,555
National Silicon Industry Group Co. Ltd. (A Shares) (a)	50,067	139,241
NAURA Technology Group Co. Ltd.	9,400	341,998
New China Life Insurance Co. Ltd. (H Shares)	399,600	634,298
New Hope Liuhe Co. Ltd. (A Shares) (a)	70,300	124,083
Ninestar Corp. (A Shares)	42,000	328,448
Ningbo Deye Technology Co. Ltd. (A Shares)	3,200	143,360
Ningbo Orient Wires & Cables Co. Ltd. (A Shares)	16,100	169,754
Ningbo Ronbay New Energy Technology Co. Ltd. (A Shares)	13,082	140,280
Ningbo Shanshan Co. Ltd. (A Shares)	76,900	189,331
Ningbo Tuopu Group Co. Ltd. (A Shares)	26,500	235,139
Ningxia Baofeng Energy Group Co. Ltd.	156,900	246,429
Nongfu Spring Co. Ltd. (H Shares) (d)	602,800	3,029,493
Oppein Home Group, Inc. (A Shares)	18,100	201,797
Orient Securities Co. Ltd. (A Shares)	121,984	129,619
Ovctek China, Inc. (A Shares)	18,700	76,102
People's Insurance Co. of China Group Ltd. (H Shares)	3,295,000	910,888
Perfect World Co. Ltd. (A Shares)	85,200	132,883
PetroChina Co. Ltd. (H Shares)	7,854,000	3,001,662
Pharmaron Beijing Co. Ltd.:
(A Shares)	17,550	124,964
(H Shares) (d)	80,250	269,897
PICC Property & Casualty Co. Ltd. (H Shares)	2,369,000	2,185,010
Ping An Bank Co. Ltd. (A Shares)	436,300	617,747
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	239,590	1,185,992
(H Shares)	2,115,000	8,467,171
Pingdingshan Tianan Coal Mining Co. Ltd. A Shares	61,000	92,048
Poly Developments & Holdings (A Shares)	276,300	522,113
Postal Savings Bank of China Co. Ltd. (H Shares) (d)	3,275,000	1,518,666
Power Construction Corp. of China Ltd. (A Shares)	312,200	300,961
Rongsheng Petrochemical Co. Ltd. (A Shares)	178,650	261,753
SAIC Motor Corp. Ltd. (A Shares)	181,600	341,919
Sangfor Technologies, Inc.	10,400	179,436
Sany Heavy Industry Co. Ltd. (A Shares)	154,100	284,866
Satellite Chemical Co. Ltd. (A Shares)	84,819	144,019
SDIC Power Holdings Co. Ltd. (A Shares)	259,500	358,892
Seazen Holdings Co. Ltd. (A Shares) (a)	60,500	109,271
SF Holding Co. Ltd. (A Shares)	102,300	676,033
SG Micro Corp. (A Shares)	8,550	175,217
Shaanxi Coal Industry Co. Ltd. (A Shares)	169,600	461,222
Shandong Gold Mining Co. Ltd. (A Shares)	221,560	524,858
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	28,100	100,735
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	876,400	1,208,035
Shanghai Baosight Software Co. Ltd.	463,082	1,395,266
Shanghai Baosight Software Co. Ltd. (A Shares)	59,540	345,032
Shanghai Chlor Alkali Co. Ltd. (B Shares)	786,942	485,543
Shanghai Diesel Engine Co. Ltd. (B Shares)	599,986	239,994
Shanghai Electric Group Co. Ltd. (A Shares) (a)	365,700	194,295
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. (H Shares)	261,000	659,013
Shanghai Haixin Group Co. Ltd. (B Shares)	2,222,826	686,853
Shanghai Highly Group Co. Ltd. (B Shares)	1,069,645	489,897
Shanghai International Port Group Co. Ltd. (A Shares)	299,300	211,886
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	40,000	298,402
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. (B Shares)	781,771	673,887
Shanghai Junshi Biosciences Co. Ltd. (A Shares) (a)	14,900	144,983
Shanghai Lujiazui Finance Trust Ltd. (B Shares)	2,466,942	1,830,471
Shanghai M&G Stationery, Inc. (A Shares)	26,000	143,477
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	377,500	511,692
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	580,400	527,716
Shanghai Putailai New Energy Technology Co. Ltd.	24,000	164,023
Shanghai Shangling Electric Appliances Co. Ltd. (B Shares)	682,746	703,228
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	86,700	199,331
Shanxi Meijin Energy Co. Ltd. (A Shares)	117,600	141,064
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	24,200	770,050
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	102,700	160,177
Shenwan Hongyuan Group Co. Ltd. (A Shares)	313,800	167,150
Shenzhen Dynanonic Co. Ltd. (A Shares)	3,700	130,715
Shenzhen Inovance Technology Co. Ltd. (A Shares)	59,500	543,435
Shenzhen Kangtai Biological Products Co. Ltd.	17,760	75,681
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	21,900	975,932
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	353,500	203,303
Shenzhen Transsion Holdings Co. Ltd. (A Shares)	18,491	157,314
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	158,400	244,013
Sichuan Swellfun Co. Ltd. (A Shares)	12,500	96,845
Sinoma Science & Technology Co. Ltd. (A Shares)	60,100	147,392
Sinopec Engineering Group Co. Ltd. (H Shares)	809,500	289,783
Sinopharm Group Co. Ltd. (H Shares)	485,600	925,465
SKSHU Paint Co. Ltd. (A Shares) (a)	10,500	124,944
Songcheng Performance Development Co. Ltd. (A Shares)	75,982	119,858
StarPower Semiconductor Ltd. (A Shares)	4,100	209,242
Sungrow Power Supply Co. Ltd. (A Shares)	26,400	471,070
Sunwoda Electronic Co. Ltd. (A Shares)	44,800	142,935
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	4,960	324,310
Suzhou TA&A Ultra Clean Technology Co. Ltd. (A Shares)	15,900	134,661
TBEA Co. Ltd. (A Shares)	112,800	315,251
TCL Technology Group Corp. (A Shares)	260,100	139,259
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (A Shares)	58,700	317,497
Thunder Software Technology Co. Ltd. (A Shares)	13,300	179,825
Tianma Microelectronics Co. Ltd. (A Shares)	100,800	122,016
Tianshui Huatian Technology Co. Ltd. (A Shares)	163,600	197,586
Tong Ren Tang Technologies Co. Ltd. (H Shares)	328,000	168,395
TongFu Microelectronics Co. Ltd. (A Shares) (a)	68,600	176,880
Tongwei Co. Ltd. (A Shares)	89,500	533,110
Topchoice Medical Corp. (a)	7,100	118,853
TravelSky Technology Ltd. (H Shares)	336,000	487,971
Trina Solar Co. Ltd. (A Shares)	39,313	357,606
Tsingtao Brewery Co. Ltd. (H Shares)	236,000	1,653,577
Unigroup Guoxin Microelectronics Co. Ltd.	14,559	327,168
Unisplendour Corp. Ltd. (A Shares)	70,160	164,762
Venus MedTech Hangzhou, Inc. (H Shares) (a)(d)	116,000	142,605
Walvax Biotechnology Co. Ltd. (A Shares)	40,600	213,760
Wanhua Chemical Group Co. Ltd. (A Shares)	56,600	622,818
Weichai Power Co. Ltd. (H Shares)	840,000	804,724
Wens Foodstuffs Group Co. Ltd. (A Shares) (a)	151,800	372,074
Western Superconducting Technologies Co. Ltd. (A Shares)	14,052	224,473
Will Semiconductor Ltd.	21,195	212,940
Wingtech Technology Co. Ltd. (A Shares)	28,400	186,199
Winning Health Technology Group Co. Ltd. (A Shares)	226,004	299,568
Wuhan Guide Infrared Co. Ltd. (A Shares)	94,236	149,814
Wuliangye Yibin Co. Ltd. (A Shares)	68,900	1,259,520
WuXi AppTec Co. Ltd.	17,516	183,245
WuXi AppTec Co. Ltd. (H Shares) (d)	170,897	1,369,414
Wuxi Shangji Automation Co. Ltd. (A Shares)	11,760	197,232
Xiamen Faratronic Co. Ltd. (A Shares)	8,000	194,016
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)	404,192	350,659
Yankuang Energy Group Co. Ltd. (H Shares)	614,000	1,728,663
Yealink Network Technology Corp. Ltd.	19,800	186,751
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	26,600	139,321
YongXing Special Materials Technology Co. Ltd. (A Shares)	10,200	162,674
Yonyou Network Technology Co. Ltd. (A Shares)	117,759	394,094
YTO Express Group Co. Ltd. (A Shares)	84,900	219,257
Yunda Holding Co. Ltd. (A Shares)	73,060	131,856
Yunnan Baiyao Group Co. Ltd. (A Shares)	44,940	335,747
Yunnan Botanee Bio-Technology Group Co., Ltd. (A Shares)	9,200	180,148
Yunnan Energy New Material Co. Ltd.	18,100	366,912
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	15,900	496,406
Zhaojin Mining Industry Co. Ltd. (H Shares) (a)	465,000	383,864
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	399,300	201,758
Zhejiang Chint Electric Co. Ltd. (A Shares)	59,900	208,336
Zhejiang Dahua Technology Co. Ltd. (A Shares)	51,300	81,345
Zhejiang Expressway Co. Ltd. (H Shares)	488,000	302,760
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	31,460	234,693
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	24,200	236,138
Zhejiang NHU Co. Ltd. (A Shares)	92,840	227,813
Zhejiang Semir Garment Co. Ltd. (A Shares)	161,500	99,073
Zhejiang Weiming Enviroment Protection Co. Ltd. (A Shares)	67,080	173,879
Zhejiang Yongtai Technology Co. Ltd. (A Shares)	24,700	73,800
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(d)	252,900	471,027
Zhuzhou CRRC Times Electric Co. Ltd.:
(A Shares)	21,033	180,812
(H Shares)	172,000	746,097
Zijin Mining Group Co. Ltd. (H Shares)	2,430,000	2,321,760
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	216,400	158,532
(H Shares)	398,200	128,343
ZTE Corp. (H Shares)	397,200	708,414
TOTAL CHINA		213,509,585
Colombia - 0.0%
Bancolombia SA	102,055	733,577
Cementos Argos SA	183,582	123,782
Corporacion Financiera Colombiana SA	33,501	109,211
Ecopetrol SA	1,642,716	814,914
Grupo Argos SA	110,915	230,196
Interconexion Electrica SA ESP	151,358	590,568
TOTAL COLOMBIA		2,602,248
Cyprus - 0.0%
Galaxy Cosmos Mezz PLC (a)	26,761	4,321
Ozon Holdings PLC ADR (a)(b)	17,054	53,578
Sunrisemezz Ltd. (a)	44,592	3,609
TCS Group Holding PLC unit (a)(b)	36,283	69,283
TOTAL CYPRUS		130,791
Czech Republic - 0.0%
CEZ A/S	54,465	1,781,195
Komercni Banka A/S	28,462	816,467
MONETA Money Bank A/S (d)	148,575	433,704
TOTAL CZECH REPUBLIC		3,031,366
Denmark - 1.7%
A.P. Moller - Maersk A/S:
Series A	1,201	2,403,817
Series B	1,530	3,196,434
ALK-Abello A/S (a)	44,178	731,775
Alm. Brand A/S	292,060	399,270
Ambu A/S Series B (c)	57,273	641,274
Bavarian Nordic A/S (a)	24,038	765,714
Better Collective A/S (a)	12,428	161,524
Carlsberg A/S Series B	32,393	3,814,137
Chemometec A/S	5,841	550,818
Chr. Hansen Holding A/S	35,226	1,956,490
Coloplast A/S Series B	39,837	4,440,638
D/S Norden A/S	7,913	410,443
Danske Bank A/S	226,650	3,658,023
Demant A/S (a)	30,919	844,965
DFDS A/S	12,564	381,541
DSV A/S	63,087	8,540,772
FLSmidth & Co. A/S	16,963	392,313
Genmab A/S (a)	22,171	8,540,441
GN Store Nord A/S	43,292	920,507
H Lundbeck A/S	107,511	401,973
ISS A/S (a)	52,920	971,402
Jyske Bank A/S (Reg.) (a)	17,488	944,231
Matas A/S	18,241	174,559
Netcompany Group A/S (a)(d)	13,389	459,551
Nilfisk Holding A/S (a)	5,420	100,713
NKT A/S (a)	14,324	715,601
Novo Nordisk A/S Series B	558,158	60,689,223
Novozymes A/S Series B	68,328	3,588,574
ORSTED A/S (d)	63,410	5,231,690
Pandora A/S	30,104	1,586,650
Per Aarsleff Holding A/S	7,251	202,585
Ringkjoebing Landbobank A/S	9,392	1,022,184
Rockwool International A/S Series B	2,973	591,893
Royal Unibrew A/S	17,081	975,532
Scandinavian Tobacco Group A/S (d)	18,962	317,866
Schouw & Co.	4,176	264,939
SimCorp A/S	13,320	795,562
Solar Holding A/S	1,894	142,786
Spar Nord Bank A/S	30,293	366,686
Sydbank A/S	21,176	645,317
Topdanmark A/S	15,007	693,155
Tryg A/S	115,659	2,502,980
Vestas Wind Systems A/S	340,231	6,707,200
Zealand Pharma A/S (a)	12,854	331,318
TOTAL DENMARK		133,175,066
Egypt - 0.0%
Commercial International Bank SAE	939,500	1,259,144
Eastern Co. SAE	551,870	271,426
EFG-Hermes Holding SAE	480,154	266,145
Elsewedy Electric Co. (a)	541,769	190,936
Fawry for Banking & Payment Technology Services SAE (a)	667,019	109,261
Talaat Moustafa Group Holding	660,996	225,573
TOTAL EGYPT		2,322,485
Faroe Islands - 0.0%
Bakkafrost	17,281	863,539
Finland - 0.8%
Cargotec Corp. (B Shares)	14,210	534,759
Caverion Oyj	57,239	254,266
Citycon Oyj	39,588	246,670
Elisa Corp. (A Shares)	48,827	2,360,068
F-Secure Corp. (a)	44,486	125,735
Fortum Corp.	151,450	2,132,056
Harvia Oyj	8,275	117,433
Huhtamaki Oyj	34,973	1,256,331
Kemira Oyj	45,313	598,268
Kesko Oyj	95,129	1,852,021
Kojamo OYJ	45,666	594,355
Kone OYJ (B Shares)	114,920	4,705,492
Konecranes Oyj	22,697	571,076
Metsa Board OYJ (B Shares)	65,586	493,245
Metso Outotec Oyj	226,842	1,722,125
Musti Group OYJ	14,256	267,963
Neste OYJ	142,769	6,255,996
Nokia Corp.	1,824,996	8,110,133
Nokian Tyres PLC	47,197	532,190
Nordea Bank ABP	1,145,436	10,946,854
Oriola-KD Oyj	62,325	113,084
Orion Oyj (B Shares)	36,345	1,671,980
Outokumpu Oyj (A Shares)	135,107	542,490
Qt Group Oyj (a)(c)	5,814	248,558
Revenio Group Oyj	9,899	368,416
Sampo Oyj (A Shares)	162,215	7,419,099
Sanoma Corp.	26,408	309,519
Stora Enso Oyj (R Shares)	186,670	2,433,247
TietoEVRY Oyj	31,843	759,658
Tokmanni Group Corp.	21,697	262,451
UPM-Kymmene Corp.	179,815	6,025,881
Uponor Oyj	26,301	349,332
Valmet Corp.	57,444	1,307,391
Wartsila Corp.	163,626	1,115,753
YIT OYJ	65,895	165,276
TOTAL FINLAND		66,769,171
France - 6.2%
Accor SA (a)	57,641	1,381,163
Aeroports de Paris SA (a)	9,354	1,266,903
Air France KLM (Reg.) (a)	461,277	606,974
Air Liquide SA	175,582	22,968,542
ALD SA (c)(d)	32,075	342,340
Alstom SA	106,089	2,183,444
Altarea SCA (c)	1,443	192,231
ALTEN	9,924	1,160,215
Amundi SA (d)	19,539	922,604
Antin Infrastructure Partners SA	12,068	262,615
Arkema SA	20,078	1,589,748
Atos SE (a)(c)	33,678	328,829
AXA SA	626,354	15,467,754
Beneteau SA	14,177	157,197
BIC SA	8,940	513,311
bioMerieux SA	14,261	1,261,926
BNP Paribas SA	372,599	17,472,628
Boiron SA	3,954	180,528
Bollore SA	282,033	1,411,712
Bonduelle SCA	8,084	93,951
Bouygues SA	75,186	2,145,145
Bureau Veritas SA	99,733	2,470,928
Capgemini SA	54,973	9,009,572
Carmila SA	20,433	285,932
Carrefour SA	203,487	3,275,216
Casino Guichard Perrachon SA (a)(c)	19,278	185,561
CGG SA (a)	250,941	213,026
Chargeurs SA (c)	9,139	120,843
Coface SA	40,264	448,443
Compagnie de St. Gobain	168,435	6,885,786
Compagnie Generale des Etablissements Michelin SCA Series B	226,593	5,774,510
Compagnie Plastic Omnium SA	20,842	292,273
Covivio	16,479	882,667
Credit Agricole SA	396,574	3,598,378
Danone SA	214,426	10,656,869
Dassault Aviation SA	8,537	1,268,878
Dassault Systemes SA	222,106	7,444,722
Derichebourg	37,238	162,732
Edenred SA	83,028	4,263,444
Eiffage SA	27,828	2,517,443
Electricite de France SA	186,930	2,207,566
Elior SA (a)(c)(d)	61,863	137,556
Elis SA	66,405	761,903
Engie SA	610,785	7,936,153
Eramet SA	3,598	235,922
Esker SA	1,973	259,131
EssilorLuxottica SA	96,960	15,364,853
Eurazeo SA	14,514	829,052
Euroapi SASU (a)	23,237	406,577
Eutelsat Communications (c)	58,209	584,454
Faurecia SA (a)	53,917	805,646
Fnac Darty SA	6,694	206,928
Gaztransport et Technigaz SA	8,823	1,026,265
Gecina SA	15,112	1,347,833
Getlink SE	143,562	2,274,259
Hermes International SCA	10,636	13,774,701
ICADE	11,216	417,431
ID Logistics Group (a)	1,132	304,286
Imerys SA	13,920	570,342
Interparfums SA	7,441	358,854
Ipsen SA	12,785	1,314,017
Ipsos SA	13,471	652,323
JCDecaux SA (a)	21,684	273,651
Kaufman & Broad SA	5,799	140,979
Kering SA	24,961	11,431,172
Klepierre SA	71,736	1,442,675
Korian SA	26,957	254,681
L'Oreal SA	81,112	25,469,524
La Francaise des Jeux SAEM (d)	36,789	1,199,772
Legrand SA	90,312	6,882,199
LISI	7,750	153,026
LVMH Moet Hennessy Louis Vuitton SE	93,202	58,809,986
Maisons du Monde SA (d)	12,649	124,004
Mercialys SA	30,370	263,065
Mersen SA	9,207	298,441
Neoen SA (d)	17,455	609,267
Nexans SA	8,754	818,398
Nexity	14,813	296,878
Orange SA	664,768	6,333,853
Orpea (a)(c)	18,039	146,396
Pernod Ricard SA	70,503	12,381,175
Peugeot Invest	1,998	164,675
Publicis Groupe SA	76,626	4,291,393
Quadient SA	13,105	184,422
Remy Cointreau SA	7,915	1,213,192
Renault SA (a)	64,154	1,976,184
Rexel SA	82,782	1,481,158
Rubis SCA	32,129	730,284
Safran SA	114,872	12,793,293
Sanofi SA	383,858	33,033,999
Sartorius Stedim Biotech	9,412	2,987,613
Schneider Electric SA	182,896	23,128,373
SCOR SE	51,905	780,968
SEB SA	8,409	547,642
SES-imagotag SA (a)	1,812	205,932
Societe Generale Series A	265,745	6,095,404
Sodexo SA	29,755	2,638,839
Soitec SA (a)	8,881	1,140,525
Somfy SA	2,759	293,926
Sopra Steria Group	5,360	709,801
SPIE SA	45,934	1,074,936
Technicolor Creative Studios (a)(c)	94,940	147,961
Teleperformance	19,849	5,321,760
Television Francaise 1 SA	15,595	98,943
Thales SA	35,949	4,570,497
TotalEnergies SE	835,825	45,597,068
Trigano SA	3,224	330,082
Ubisoft Entertainment SA (a)	31,495	864,339
Valeo SA	69,855	1,152,181
Vallourec SA (a)	33,231	353,857
Valneva SE (a)(c)	37,984	256,983
Vantiva SA (a)	94,940	70,603
Veolia Environnement SA	222,739	4,970,648
Verallia SA (d)	26,796	759,479
Vicat SA	9,264	212,399
VINCI SA	178,398	16,419,220
Virbac SA	1,443	353,659
Vivendi SA	233,390	1,910,293
Voltalia SA (a)	11,992	228,489
Wendel SA	9,343	732,194
Worldline SA (a)(d)	80,534	3,515,027
TOTAL FRANCE		494,110,418
Germany - 4.3%
1&1 AG	27,049	356,594
Aareal Bank AG (a)	20,889	660,594
Adesso AG	1,325	131,205
adidas AG	57,594	5,622,045
Aixtron AG	39,058	960,731
Allianz SE	136,420	24,542,574
Amadeus Fire AG	2,392	241,590
AURELIUS AG	12,349	261,408
Aurubis AG	10,841	684,814
Auto1 Group SE (a)(d)	30,684	206,654
BASF AG	308,983	13,864,277
Bayer AG	330,598	17,383,198
Bayerische Motoren Werke AG (BMW)	89,646	7,036,489
BayWa AG	6,918	312,096
Bechtle AG	28,172	974,434
Befesa SA (d)	15,195	527,678
Beiersdorf AG	33,620	3,227,359
Bilfinger Berger AG (c)	11,180	311,572
Borussia Dortmund GmbH & Co. KGaA (a)(c)	32,518	120,510
Brenntag SE	51,334	3,114,760
CANCOM AG	13,983	346,020
Carl Zeiss Meditec AG	13,561	1,642,373
CECONOMY AG (c)	61,062	99,508
Cewe Stiftung & Co. KGAA	3,508	274,916
Commerzbank AG (a)	358,571	2,868,881
CompuGroup Medical AG	9,178	290,245
Continental AG	36,732	1,902,559
Covestro AG (d)	65,742	2,231,680
CTS Eventim AG (a)	21,475	1,025,904
Daimler Truck Holding AG (a)	149,699	3,994,381
Delivery Hero AG (a)(d)	54,678	1,799,394
Dermapharm Holding SE	6,635	252,446
Deutsche Bank AG	692,138	6,607,492
Deutsche Beteiligungs AG (c)	6,402	162,282
Deutsche Borse AG	63,636	10,348,472
Deutsche EuroShop AG (c)	6,500	139,393
Deutsche Lufthansa AG (a)	199,373	1,363,115
Deutsche Pfandbriefbank AG (d)	50,979	380,117
Deutsche Post AG	334,264	11,816,175
Deutsche Telekom AG	1,082,878	20,439,863
Deutz AG	49,613	187,491
DIC Asset AG	29,110	200,800
Draegerwerk AG & Co. KGaA	423	15,279
Duerr AG	19,386	513,057
E.ON SE	745,339	6,241,464
Eckert & Ziegler Strahlen-und Medizintechnik AG	5,547	219,492
ELMOS Semiconductor AG	3,634	166,098
Encavis AG (c)	41,926	781,019
Energiekontor AG	2,635	234,103
Evonik Industries AG	72,075	1,328,761
Evotec OAI AG (a)	48,350	922,907
Fielmann AG	10,278	327,672
Flatex AG (a)(c)	29,651	259,562
Fraport AG Frankfurt Airport Services Worldwide (a)	12,091	466,486
Freenet AG	41,306	812,739
Fresenius Medical Care AG & Co. KGaA	68,376	1,891,321
Fresenius SE & Co. KGaA	139,111	3,201,384
GEA Group AG	49,754	1,740,596
Gerresheimer AG	10,919	625,861
GFT Technologies AG	6,726	219,682
Grenkeleasing AG	10,423	212,603
Hamborner (REIT) AG	37,362	266,584
Hamburger Hafen und Logistik AG (c)	9,565	112,108
Hannover Reuck SE	20,283	3,303,362
HeidelbergCement AG	49,176	2,261,447
Heidelberger Druckmaschinen AG (a)(c)	105,172	145,303
HelloFresh AG (a)	55,918	1,119,587
Henkel AG & Co. KGaA	44,554	2,615,548
Hensoldt AG	13,516	317,901
Hochtief AG	9,585	509,614
Hornbach Holding AG & Co. KGaA	3,356	228,843
Hugo Boss AG	20,257	933,685
Hypoport AG (a)	1,449	141,765
INDUS Holding AG (c)	9,410	185,803
Infineon Technologies AG	438,330	10,636,289
Instone Real Estate Group BV (c)(d)	22,022	160,395
Jenoptik AG	20,284	445,415
JOST Werke AG (d)	6,321	269,859
K+S AG	64,718	1,430,091
KION Group AG	23,726	526,013
Kloeckner & Co. AG (c)	27,553	216,064
Knorr-Bremse AG	24,041	1,082,344
Krones AG	6,313	584,890
KWS Saat AG	5,912	343,541
Lanxess AG	28,373	960,357
LEG Immobilien AG	23,694	1,548,239
Mercedes-Benz Group AG (Germany)	266,235	15,410,105
Merck KGaA	43,114	7,026,079
Metro Wholesale & Food Specialist AG (a)	48,457	370,171
Morphosys AG (a)(c)	13,570	256,879
MTU Aero Engines AG	17,899	3,206,074
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	46,946	12,392,620
Nagarro SE (a)(c)	3,165	315,283
Nemetschek SE	19,046	910,242
Nordex SE (a)(c)	44,498	415,917
NORMA Group AG	11,724	185,959
Patrizia Immobilien AG	16,899	124,084
Pfeiffer Vacuum Technology AG	1,273	179,900
ProSiebenSat.1 Media AG	59,809	406,651
Puma AG	35,403	1,567,768
PVA TePla AG (a)(c)	10,411	174,907
Rational AG	1,737	980,173
Rheinmetall AG	14,654	2,382,259
RWE AG	216,660	8,348,314
Salzgitter AG (c)	11,124	248,888
SAP SE	348,701	33,563,475
Schaeffler AG (c)	63,424	326,243
Scout24 AG (d)	27,266	1,397,939
secunet Security Network AG (c)	639	140,191
Shop Apotheke Europe NV (a)(d)	5,079	210,561
Siemens AG	257,212	28,089,874
Siemens Energy AG	145,883	1,703,355
Siemens Healthineers AG (d)	94,135	4,312,567
Siltronic AG	5,594	348,557
Sixt SE	6,034	566,495
SMA Solar Technology AG (a)(c)	3,663	177,523
Software AG (Bearer) (c)	16,856	369,473
Stabilus Se	10,001	549,028
STRATEC Biomedical Systems AG (c)	3,246	272,347
Stroeer SE & Co. KGaA	16,141	658,152
Suedzucker AG (Bearer)	32,964	420,239
Symrise AG	44,482	4,540,392
Synlab AG	24,154	311,029
TAG Immobilien AG	62,742	393,420
Takkt AG (c)	10,011	129,603
TeamViewer AG (a)(d)	50,744	488,138
Telefonica Deutschland Holding AG	345,348	752,886
Thyssenkrupp AG (a)	158,289	834,080
TUI AG (GB) (a)(c)	404,932	612,048
Uniper SE (c)	33,212	99,516
United Internet AG	33,291	622,629
Varta AG (c)	6,603	177,296
VERBIO Vereinigte BioEnergie AG	7,486	589,624
Vitesco Technologies Group AG (a)	6,461	346,072
Volkswagen AG	11,334	1,937,343
Vonovia SE	238,790	5,279,794
Vossloh AG	8,260	297,131
Wacker Construction Equipment AG	10,270	162,085
Wuestenrot & Wuerttembergische AG	15,478	218,429
Zalando SE (a)(d)	74,587	1,719,096
TOTAL GERMANY		346,958,125
Gibraltar - 0.0%
888 Holdings PLC	146,155	155,543
Greece - 0.1%
Alpha Bank SA (a)	722,573	669,810
Eurobank Ergasias Services and Holdings SA (a)	825,362	815,664
Ff Group (a)(b)	881	1,045
GEK Terna Holding Real Estate Construction SA	17,635	167,830
Hellenic Telecommunications Organization SA	65,352	1,026,887
Holding Co. ADMIE IPTO SA	49,556	82,080
Jumbo SA	36,450	518,352
Motor Oil (HELLAS) Corinth Refineries SA	20,781	356,930
Mytilineos SA	32,936	552,682
National Bank of Greece SA (a)	187,994	681,831
OPAP SA	65,468	802,265
Piraeus Financial Holdings SA (a)	312,150	384,986
Public Power Corp. of Greece (a)	69,031	435,925
Terna Energy SA	20,617	383,453
TOTAL GREECE		6,879,740
Hong Kong - 1.4%
AIA Group Ltd.	4,068,000	30,814,262
Bank of East Asia Ltd.	591,581	566,737
Beijing Enterprises Holdings Ltd.	175,000	444,096
BOC Hong Kong (Holdings) Ltd.	1,251,000	3,888,632
BYD Electronic International Co. Ltd. (c)	232,500	675,317
Champion (REIT)	964,000	288,599
China Everbright International Ltd.	1,361,370	452,654
China Everbright Ltd.	412,000	217,294
China Jinmao Holdings Group Ltd.	2,050,000	271,604
China Merchants Holdings International Co. Ltd.	467,718	548,178
China Nonferrous Mining Co. Ltd.	589,000	213,850
China Overseas Grand Oceans Group Ltd.	793,034	224,282
China Overseas Land and Investment Ltd.	1,302,000	2,484,692
China Power International Development Ltd.	1,886,042	545,415
China Resources Beer Holdings Co. Ltd.	556,666	2,623,893
China Resources Power Holdings Co. Ltd.	672,000	977,654
China South City Holdings Ltd.	1,980,000	94,590
China Taiping Insurance Group Ltd.	608,200	421,498
China Tobacco International Co. Ltd.	126,000	121,351
China Traditional Chinese Medicine Holdings Co. Ltd.	1,040,000	449,141
CITIC 1616 Holdings Ltd.	794,000	234,670
CITIC Pacific Ltd.	1,976,000	1,769,669
CLP Holdings Ltd.	552,000	3,704,917
CSPC Pharmaceutical Group Ltd.	3,085,600	3,169,411
Dah Sing Banking Group Ltd.	242,000	144,282
Dah Sing Financial Holdings Ltd.	74,800	148,082
Everest Medicines Ltd. (a)(d)	70,500	55,504
Far East Horizon Ltd.	571,000	440,817
Fortune (REIT)	540,000	344,652
Fosun International Ltd.	913,000	558,292
Galaxy Entertainment Group Ltd.	744,000	3,397,909
Ganfeng Lithium Group Co. Ltd. (H Shares) (d)	61,800	418,054
Genertec Universal Medical Group Co. Ltd. (d)	542,500	226,685
Guangdong Investment Ltd.	1,104,000	696,184
Hang Lung Group Ltd.	275,000	356,640
Hang Lung Properties Ltd.	689,000	866,737
Hang Seng Bank Ltd.	259,700	3,656,002
Henderson Land Development Co. Ltd.	451,345	1,105,010
Hong Kong & China Gas Co. Ltd.	3,665,038	2,824,900
Hong Kong Exchanges and Clearing Ltd.	406,874	10,799,908
Hong Kong Television Network Ltd.	269,000	140,503
Hua Hong Semiconductor Ltd. (a)(d)	215,000	503,424
Hysan Development Co. Ltd.	206,000	449,284
Lenovo Group Ltd.	2,502,000	2,001,689
Link (REIT)	708,578	4,188,469
Melco International Development Ltd. (a)	270,000	141,025
MMG Ltd. (a)	1,076,000	212,468
MTR Corp. Ltd.	511,028	2,249,274
New World Development Co. Ltd.	504,822	1,032,841
PCCW Ltd.	1,551,886	593,104
Poly Property Group Co. Ltd.	848,327	132,929
Power Assets Holdings Ltd.	468,000	2,238,750
Shanghai Industrial Holdings Ltd.	194,000	189,313
Shenzhen Investment Ltd.	1,094,810	149,236
Shougang Fushan Resources Group Ltd.	756,335	205,231
Sino Land Ltd.	1,166,350	1,246,639
Sino-Ocean Group Holding Ltd.	1,241,000	82,210
Sinotruk Hong Kong Ltd.	269,000	239,883
SJM Holdings Ltd. (a)(c)	1,072,250	334,666
Sun Hung Kai Properties Ltd.	477,000	5,125,996
Sunlight (REIT)	436,000	138,860
Swire Pacific Ltd. (A Shares)	169,000	1,118,464
Swire Properties Ltd.	372,800	716,188
Techtronic Industries Co. Ltd.	465,500	4,407,712
Vitasoy International Holdings Ltd. (a)	316,000	539,438
Wharf Holdings Ltd.	412,000	1,178,320
Yuexiu (REIT)	1,028,000	176,798
Yuexiu Property Co. Ltd.	508,400	433,940
TOTAL HONG KONG		111,408,718
Hungary - 0.0%
Magyar Telekom PLC	169,238	121,331
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	134,174	804,524
OTP Bank PLC	74,621	1,626,551
Richter Gedeon PLC	50,382	994,827
TOTAL HUNGARY		3,547,233
India - 4.7%
3M India Ltd. (a)	1,170	329,153
Aarti Industries Ltd.	95,921	810,079
Aarti Pharmalabs Ltd. (a)(b)	23,980	109,848
Aavas Financiers Ltd. (a)	21,384	521,503
ACC Ltd.	30,719	887,021
Adani Enterprises Ltd.	98,207	3,971,286
Adani Green Energy Ltd. (a)	107,785	2,738,114
Adani Ports & Special Economic Zone Ltd.	180,382	1,794,559
Adani Power Ltd. (a)	266,876	1,079,690
Adani Total Gas Ltd.	92,861	4,041,607
Adani Transmissions Ltd. (a)	94,490	3,822,405
Aditya Birla Capital Ltd. (a)	218,689	308,695
Aditya Birla Fashion and Retail Ltd. (a)	133,189	569,408
Affle (India) Ltd. (a)	20,721	288,988
AIA Engineering Ltd.	17,884	579,372
Ajanta Pharma Ltd.	20,293	317,449
Alembic Pharmaceuticals Ltd.	40,230	267,341
Alkyl Amines Chemicals	6,901	246,191
Alok Industries Ltd. (a)	605,923	113,455
Amara Raja Batteries Ltd.	70,250	435,392
Amber Enterprises India Ltd. (a)	7,740	193,084
Ambuja Cements Ltd.	215,977	1,390,492
Angel One Ltd.	10,681	206,788
APL Apollo Tubes Ltd.	51,552	671,926
Apollo Hospitals Enterprise Ltd.	34,889	1,903,975
Apollo Tyres Ltd.	129,115	453,415
Aptus Value Housing Finance India Ltd. (a)	51,277	195,556
Ashok Leyland Ltd.	512,034	948,234
Asian Paints Ltd.	130,342	4,893,257
Astral Poly Technik Ltd.	31,749	779,016
Atul Ltd.	5,870	593,758
AU Small Finance Bank Ltd. (d)	81,365	579,473
Aurobindo Pharma Ltd.	100,029	650,285
Avenue Supermarts Ltd. (a)(d)	55,648	2,904,680
Axis Bank Ltd.	775,518	8,487,791
Bajaj Auto Ltd.	22,748	1,009,027
Bajaj Electricals Ltd.	20,024	282,786
Bajaj Finance Ltd.	92,270	7,963,108
Bajaj Finserv Ltd.	129,695	2,643,879
Balkrishna Industries Ltd.	28,804	682,955
Balrampur Chini Mills Ltd.	51,643	197,108
Bandhan Bank Ltd. (a)(d)	231,001	665,684
Bata India Ltd.	20,373	449,976
Bayer CropScience Ltd.	5,644	318,980
Beml Land Assets Ltd. (b)	9,676	43,827
Beml Ltd.	9,676	184,227
Berger Paints India Ltd.	91,147	645,010
Bharat Electronics Ltd.	1,287,235	1,661,525
Bharat Forge Ltd.	91,273	919,787
Bharat Heavy Electricals Ltd.	402,764	360,288
Bharat Petroleum Corp. Ltd.	298,760	1,095,898
Bharti Airtel Ltd.	747,705	7,514,986
Biocon Ltd.	157,796	514,391
Birlasoft Ltd.	68,426	223,885
Blue Star Ltd.	27,676	413,284
Brigade Enterprises Ltd.	48,829	294,667
Brightcom Group Ltd.	367,641	146,781
Britannia Industries Ltd.	37,958	1,727,117
BSE Ltd.	26,867	191,522
Canara Bank Ltd.	136,957	480,458
Carborundum Universal Ltd.	41,384	422,864
Central Depository Services (India) Ltd.	25,948	383,531
CESC Ltd. GDR	336,184	311,695
Cg Power & Industrial Soluti (a)	209,406	657,714
Chambal Fertilizers & Chemicals Ltd.	67,463	266,005
Cholamandalam Financial Holdings Ltd.	42,001	318,762
Cholamandalam Investment and Finance Co. Ltd.	142,692	1,222,742
Cipla Ltd./India	169,307	2,387,642
City Union Bank Ltd.	155,095	348,486
Coal India Ltd.	532,135	1,581,041
Coforge Ltd.	12,022	553,262
Colgate-Palmolive Ltd.	49,426	974,280
Computer Age Management Services Private Ltd.	11,312	348,345
Container Corp. of India Ltd.	96,737	932,546
Coromandel International Ltd.	48,226	560,646
CreditAccess Grameen Ltd. (a)	18,148	213,795
CRISIL Ltd.	5,802	210,114
Crompton Greaves Consumer Electricals Ltd.	210,070	919,405
Cummins India Ltd.	46,840	762,692
Cyient Ltd.	31,301	283,327
Dabur India Ltd.	225,003	1,507,721
Dalmia Bharat Ltd.	30,287	585,745
Deepak Fertilisers and Petrochemicals Corp. Ltd.	27,452	320,334
Deepak Nitrite Ltd.	25,804	721,299
Divi's Laboratories Ltd.	46,016	2,006,126
Dixon Technologies India Ltd.	10,836	591,228
DLF Ltd.	219,066	1,020,173
Dr Lal Pathlabs Ltd. (d)	13,694	423,996
Dr. Reddy's Laboratories Ltd.	41,727	2,245,961
Edelweiss Financial Services Ltd.	245,328	171,593
Eicher Motors Ltd.	50,500	2,348,970
Emami Ltd.	80,003	458,147
Embassy Office Parks (REIT)	153,045	636,695
Endurance Technologies Ltd. (d)	13,199	215,939
Exide Industries Ltd.	194,097	388,640
Federal Bank Ltd.	592,783	941,664
Fine Organic Industries Ltd.	3,236	224,433
Firstsource Solutions Ltd.	161,379	202,455
Fortis Healthcare Ltd. (a)	166,733	558,831
GAIL India Ltd.	804,956	887,805
GHCL Ltd.	29,413	229,729
Gillette India Ltd.	4,275	265,576
Glenmark Pharmaceuticals Ltd.	65,923	322,169
GMR Airports Infrastructure Ltd. (a)	839,875	379,963
Godrej Consumer Products Ltd. (a)	152,353	1,526,291
Godrej Industries Ltd. (a)	32,194	166,979
Godrej Properties Ltd. (a)	45,419	692,972
Granules India Ltd.	83,203	374,554
Grasim Industries Ltd.	95,811	1,992,725
Great Eastern Shipping Co. Ltd.	38,027	255,940
Grindwell Norton Ltd.	18,944	481,266
Gujarat Fluorochemicals Ltd.	10,317	472,472
Gujarat Gas Ltd.	77,864	487,802
Gujarat Narmada Valley Fertilizers Co.	30,577	261,943
Gujarat State Petronet Ltd.	110,430	301,688
Happiest Minds Technologies Ltd.	23,469	275,104
Havells India Ltd.	90,709	1,332,802
HCL Technologies Ltd.	370,547	4,660,486
HDFC Standard Life Insurance Co. Ltd. (d)	330,140	2,155,402
Hero Motocorp Ltd.	37,014	1,196,919
Hfcl Ltd. (a)	289,209	288,930
Hindalco Industries Ltd.	466,532	2,286,165
Hindustan Petroleum Corp. Ltd.	223,085	576,307
Hindustan Unilever Ltd.	279,258	8,604,776
Hitachi Energy India Ltd.	4,690	179,272
Housing Development Finance Corp. Ltd.	580,993	17,334,338
ICICI Bank Ltd.	1,742,148	19,154,950
ICICI Lombard General Insurance Co. Ltd. (d)	85,850	1,213,339
ICICI Prudential Life Insurance Co. Ltd. (d)	132,443	812,049
ICICI Securities Ltd. (d)	36,539	227,916
IDFC Bank Ltd. (a)	1,127,726	764,260
IDFC Ltd.	486,656	455,321
Iifl Finance Ltd.	78,728	399,346
IIFL Wealth Management Ltd.	14,227	304,442
India Cements Ltd./The	73,489	214,040
Indiabulls Housing Finance Ltd. (a)	136,227	212,865
Indiabulls Real Estate Ltd. (a)	227,831	214,125
IndiaMart InterMesh Ltd. (d)	5,572	309,055
Indian Energy Exchange Ltd. (d)	191,230	323,183
Indian Oil Corp. Ltd.	1,020,821	841,641
Indian Railway Catering & Tourism Corp. Ltd.	91,888	822,752
Indraprastha Gas Ltd.	138,928	718,723
Indus Towers Ltd.	252,286	565,343
Info Edge India Ltd.	25,019	1,185,274
Infosys Ltd.	1,137,562	21,130,372
Intellect Design Arena Ltd.	31,966	166,665
InterGlobe Aviation Ltd. (a)(d)	34,062	733,127
Ipca Laboratories Ltd.	56,027	612,588
ITC Ltd.	996,196	4,196,346
Jindal Steel & Power Ltd.	148,149	822,980
JK Cement Ltd.	15,335	502,519
JSW Steel Ltd. (a)	248,500	2,023,153
Jubilant Foodworks Ltd.	141,480	1,042,471
Kajaria Ceramics Ltd.	30,490	398,252
Kansai Nerolac Paints Ltd.	55,259	324,425
KEC International Ltd.	52,910	281,232
KEI Industries Ltd.	23,482	458,180
Kotak Mahindra Bank Ltd.	189,728	4,359,183
KPIT Technologies Ltd.	61,988	531,106
KPR Mill Ltd.	35,682	237,894
L&T Finance Holdings Ltd.	430,977	422,230
Larsen & Toubro Infotech Ltd. (d)	18,595	1,064,720
Larsen & Toubro Ltd.	236,263	5,774,144
Laurus Labs Ltd. (d)	128,433	705,233
LIC Housing Finance Ltd.	120,828	591,587
Linde India Ltd.	8,164	302,940
Lupin Ltd.	74,762	631,295
Mahanagar Gas Ltd.	21,960	228,580
Mahindra & Mahindra Financial Services Ltd.	290,914	709,889
Mahindra & Mahindra Ltd.	291,024	4,741,181
Mahindra Lifespace Developers Ltd.	34,444	166,977
Manappuram General Finance & Leasing Ltd.	223,324	284,078
Marico Ltd.	186,705	1,183,089
Maruti Suzuki India Ltd.	40,308	4,639,267
Max Financial Services Ltd. (a)	83,370	713,097
Max Healthcare Institute Ltd. (a)	261,400	1,440,889
Metropolis Healthcare Ltd. (d)	11,494	234,906
MindTree Consulting Ltd.	21,459	882,352
Motherson Sumi Wiring India Ltd.	468,143	494,836
Mphasis BFL Ltd.	31,016	741,304
MRF Ltd.	688	754,381
Multi Commodity Exchange of India Ltd.	13,661	253,540
Muthoot Finance Ltd.	43,890	553,238
Narayana Hrudayalaya Ltd.	37,325	356,860
Natco Pharma Ltd.	34,768	252,318
National Aluminium Co. Ltd.	388,740	329,664
Navin Fluorine International Ltd.	11,945	656,809
Nestle India Ltd.	11,642	2,863,864
NIIT Ltd.	35,158	118,475
Nippon Life India Asset Management Ltd. (d)	65,535	214,149
NTPC Ltd.	1,358,078	2,839,856
Oberoi Realty Ltd.	48,386	540,470
Oil & Natural Gas Corp. Ltd.	856,248	1,386,567
Oil India Ltd.	102,706	239,457
Oracle Financial Services Soft	9,630	338,859
Page Industries Ltd.	2,382	1,432,096
PB Fintech Ltd.	49,226	229,569
Persistent Systems Ltd.	18,104	807,671
Petronet LNG Ltd.	277,412	688,838
Phoenix Mills Ltd.	35,900	619,229
PI Industries Ltd.	27,755	1,086,981
Pidilite Industries Ltd.	52,955	1,653,260
Piramal Enterprises Ltd.	47,080	483,085
Piramal Pharma Ltd. (a)	188,320	375,139
Polycab India Ltd.	18,739	628,734
Poonawalla Fincorp Ltd.	84,563	321,172
Power Grid Corp. of India Ltd.	1,109,346	3,057,469
Prestige Estates Projs. Ltd.	55,915	298,556
Procter & Gamble Health Ltd.	5,164	251,578
PVR Ltd. (a)	21,842	468,344
Quess Corp. Ltd. (d)	36,231	241,949
Radico Khaitan Ltd.	32,365	407,338
Rajesh Exports Ltd.	30,685	256,363
Ratnamani Metals & Tubes Ltd.	13,194	328,559
RBL Bank Ltd. (a)(d)	215,156	351,272
REC Ltd.	445,649	552,081
Redington (India) Ltd.	211,597	349,424
Reliance Industries Ltd.	1,027,369	31,642,667
Reliance Power Ltd. (a)	1,259,948	245,049
Route Mobile Ltd.	11,154	176,520
Samvardhana Motherson International Ltd.	964,815	751,758
Sanofi India Ltd.	3,826	259,415
SBI Cards & Payment Services Ltd.	83,779	836,626
SBI Life Insurance Co. Ltd. (d)	156,730	2,396,863
Schaeffler India Ltd.	17,147	570,586
Sheela Foam Private Ltd. (a)	7,431	249,295
Shree Cement Ltd.	3,940	1,082,358
Shree Renuka Sugars Ltd. (a)	255,554	166,860
Shriram Transport Finance Co. Ltd.	66,036	980,529
Siemens Ltd.	26,093	922,175
SKF India Ltd.	10,043	533,621
Solar Industries India Ltd.	10,527	496,192
Sonata Software Ltd.	45,114	285,273
SRF Ltd.	51,992	1,607,023
State Bank of India	612,222	4,243,694
Sun Pharmaceutical Industries Ltd.	329,881	4,052,380
Sun TV Ltd.	49,788	314,468
Sundram Fasteners Ltd.	39,345	445,091
Supreme Industries Ltd.	24,818	650,671
Suven Pharmaceuticals Ltd.	44,726	215,228
Suzlon Energy Ltd. (a)	2,118,445	203,451
Syngene International Ltd. (d)	50,316	383,722
Tanla Solutions Ltd.	24,240	217,290
Tata Chemicals Ltd.	55,237	755,889
Tata Communications Ltd.	43,092	655,360
Tata Consultancy Services Ltd.	308,602	11,903,992
Tata Consumer Products Ltd.	194,146	1,806,252
Tata Elxsi Ltd.	11,749	992,924
Tata Investment Corp. Ltd.	6,516	184,692
Tata Motors Ltd. (a)	554,120	2,774,309
Tata Power Co. Ltd./The	507,650	1,385,950
Tata Steel Ltd.	2,505,247	3,073,301
Tata Teleservices (Maharashtra) Ltd. (a)	176,694	217,612
Tech Mahindra Ltd.	199,590	2,563,953
Tejas Networks Ltd. (a)(d)	25,086	207,949
The Indian Hotels Co. Ltd.	280,747	1,132,077
The Ramco Cements Ltd.	59,911	522,394
Thermax Ltd.	15,402	404,112
Timken India Ltd.	10,046	364,140
Titan Co. Ltd.	120,999	4,036,467
Torrent Pharmaceuticals Ltd.	38,996	777,282
Torrent Power Ltd.	91,232	555,845
Trent Ltd.	65,585	1,210,526
Trident Ltd.	502,647	214,041
TTK Prestige Ltd.	19,330	217,468
Tube Investments of India Ltd.	37,531	1,243,741
Tvs Motor Co. Ltd.	67,323	932,055
Ultratech Cement Ltd.	35,352	2,867,684
United Spirits Ltd. (a)	107,805	1,167,323
Uno Minda Ltd.	63,599	412,341
UPL Ltd.	175,467	1,547,789
Vardhman Textiles Ltd.	44,534	181,057
Vedanta Ltd.	266,389	903,624
Vinati Organics Ltd.	12,892	297,047
Vodafone Idea Ltd. (a)	3,859,769	398,659
Voltas Ltd.	79,890	845,610
Whirlpool of India Ltd.	14,163	269,547
Wipro Ltd.	468,053	2,190,165
Yes Bank Ltd. (a)	4,074,918	765,462
Yes Bank Ltd. (a)	207,098	35,013
Zee Entertainment Enterprises Ltd.	303,552	962,397
Zensar Technologies Ltd.	50,705	136,839
Zomato Ltd. (a)	808,386	616,201
TOTAL INDIA		380,690,480
Indonesia - 0.6%
PT ACE Hardware Indonesia Tbk	3,247,100	117,622
PT Adaro Energy Tbk	4,937,400	1,259,872
PT Adaro Minerals Indonesia Tbk	2,914,000	323,207
PT AKR Corporindo Tbk	3,056,100	305,659
PT Aneka Tambang Tbk	3,275,800	387,488
PT Astra International Tbk	6,748,500	2,877,226
PT Bank Aladin Syariah Tbk (a)	2,053,700	173,802
PT Bank BTPN Syariah Tbk	1,059,800	200,443
PT Bank Central Asia Tbk	18,740,700	10,573,371
PT Bank Jago Tbk (a)	1,432,800	468,490
PT Bank Mandiri (Persero) Tbk	6,341,000	4,288,992
PT Bank Negara Indonesia (Persero) Tbk	2,578,100	1,553,720
PT Bank Neo Commerce Tbk (a)	1,669,700	95,274
PT Bank Rakyat Indonesia (Persero) Tbk	23,062,071	6,875,373
PT Bank Tabungan Negara Tbk	2,670,500	264,525
PT Barito Pacific Tbk	10,036,700	530,872
PT Berkah Beton Sadaya Tbk	1,433,500	372,218
PT BFI Finance Indonesia Tbk	2,856,900	202,396
PT Bukit Asam Tbk	1,438,500	360,605
PT Bumi Resources Minerals Tbk (a)	15,469,700	179,517
PT Bumi Serpong Damai Tbk (a)	3,101,700	184,939
PT Charoen Pokphand Indonesia Tbk	2,893,700	1,034,293
PT Ciputra Development Tbk	3,618,000	218,043
PT Gudang Garam Tbk	174,500	269,623
PT Hanson International Tbk (a)(b)	3,268,900	10,479
PT Indah Kiat Pulp & Paper Tbk	966,900	595,111
PT Indo Tambangraya Megah Tbk	146,100	421,978
PT Indocement Tunggal Prakarsa Tbk	562,700	334,608
PT Indofood CBP Sukses Makmur Tbk	872,800	544,188
PT Indofood Sukses Makmur Tbk	1,639,200	677,855
PT Inti Agriculture Resources Tbk (a)(b)	1,180,800	3,785
PT Jasa Marga Tbk (a)	863,796	188,847
PT Kalbe Farma Tbk	7,745,200	1,017,962
PT M Cash Integrasi Tbk (a)	170,800	119,360
PT Matahari Department Store Tbk	513,100	153,626
PT Medco Energi International Tbk	3,517,600	260,479
PT Media Nusantara Citra Tbk (a)	2,782,700	146,294
PT Medikaloka Hermina Tbk	2,490,500	237,913
PT Merdeka Copper Gold Tbk (a)	4,171,925	1,008,377
PT Metro Healthcare Indonesia Tbk (a)	7,426,100	242,815
PT Mitra Adiperkasa Tbk (a)	3,355,900	259,263
PT Pabrik Kertas Tjiwi Kimia Tbk	568,500	284,296
PT Pakuwon Jati Tbk	6,812,100	191,293
PT Panin Financial Tbk	5,298,300	215,703
PT Perusahaan Gas Negara Tbk Series B	3,749,900	474,823
PT Pool Advista Indonesia Tbk (a)(b)	184,900	593
PT Sarana Menara Nusantara Tbk	9,585,700	709,824
PT Semen Indonesia (Persero) Tbk	1,227,400	625,602
PT Smartfren Telecom Tbk (a)	37,864,300	189,352
PT Sugih Energy Tbk (a)(b)	40,500	130
PT Sumber Alfaria Trijaya Tbk	5,909,500	1,068,427
PT Summarecon Agung Tbk	6,089,200	230,334
PT Surya Citra Media Tbk	8,173,400	122,621
PT Surya Esa Perkasa Tbk	2,880,800	196,702
PT Telkom Indonesia Persero Tbk	16,842,900	4,730,344
PT Tower Bersama Infrastructure Tbk	2,242,870	353,740
PT Transcoal Pacific Tbk	392,800	258,761
PT Unilever Indonesia Tbk	2,649,200	788,093
PT United Tractors Tbk	576,200	1,193,221
PT Vale Indonesia Tbk (a)	917,000	382,145
PT XL Axiata Tbk	1,536,500	248,244
TOTAL INDONESIA		51,604,758
Ireland - 0.5%
AIB Group PLC	268,331	776,972
Bank of Ireland Group PLC	340,931	2,458,205
C&C Group PLC (United Kingdom) (a)	145,449	272,720
Cairn Homes PLC	283,912	274,965
CRH PLC	255,632	9,207,317
Dalata Hotel Group PLC (a)	64,629	207,257
DCC PLC (United Kingdom)	33,330	1,849,986
Flutter Entertainment PLC (a)	24,858	3,301,128
Flutter Entertainment PLC (Ireland) (a)	31,907	4,222,147
Glanbia PLC	62,876	726,384
Glenveagh Properties PLC (a)(d)	243,350	238,086
Grafton Group PLC unit	86,211	682,181
Greencore Group PLC (a)(c)	248,008	190,558
Irish Residential Properties REIT PLC	155,957	168,612
James Hardie Industries PLC CDI	151,671	3,311,430
Kerry Group PLC Class A	52,420	4,558,758
Kingspan Group PLC (Ireland)	51,789	2,615,323
Origin Enterprises PLC	51,948	192,516
Smurfit Kappa Group PLC	83,339	2,761,523
Uniphar PLC	76,328	264,009
TOTAL IRELAND		38,280,077
Isle of Man - 0.0%
Entain PLC	199,648	2,888,224
Kape Technologies PLC (a)	61,214	154,440
Playtech Ltd. (a)	79,616	473,866
Strix Group PLC (c)	75,682	93,735
TOTAL ISLE OF MAN		3,610,265
Israel - 0.8%
AFI Properties Ltd.	4,158	124,732
Airport City Ltd. (a)	23,680	392,371
Alony Hetz Properties & Investments Ltd.	51,372	603,342
Amot Investments Ltd.	83,109	503,327
Ashtrom Group Ltd.	17,167	373,845
AudioCodes Ltd.	10,696	218,427
Azrieli Group	14,503	1,075,756
Bank Hapoalim BM (Reg.)	431,568	4,164,783
Bank Leumi le-Israel BM	523,565	5,000,727
Bezeq The Israel Telecommunication Corp. Ltd.	763,537	1,352,242
Big Shopping Centers Ltd.	4,183	469,493
Camtek Ltd. (a)	11,230	254,153
Check Point Software Technologies Ltd. (a)	34,676	4,481,179
Clal Insurance Enterprises Holdings Ltd. (a)	23,699	409,185
Cognyte Software Ltd. (a)	28,232	76,791
CyberArk Software Ltd. (a)	13,959	2,190,307
Danel Adir Yeoshua Ltd.	2,144	248,770
Delek Group Ltd. (a)	3,211	491,253
Elbit Systems Ltd. (Israel)	9,187	1,859,473
Electra Israel Ltd.	839	488,529
Electra Real Estate Ltd.	12,438	152,943
Energix-Renewable Energies Ltd.	92,598	323,898
Enlight Renewable Energy Ltd. (a)	353,140	716,064
Equital Ltd. (a)	8,892	274,293
Fattal Holdings 1998 Ltd. (a)	2,618	266,353
First International Bank of Israel	20,895	902,963
Formula Systems (1985) Ltd.	3,752	304,743
Fox Wizel Ltd.	3,042	371,044
G City Ltd.	35,296	114,072
Harel Insurance Investments and Financial Services Ltd.	46,255	445,592
Hilan Ltd.	5,674	297,385
Icl Group Ltd.	242,140	2,187,349
InMode Ltd. (a)(c)	24,574	843,380
Isracard Ltd.	84,382	249,787
Israel Canada T.R Ltd.	64,732	186,856
Israel Corp. Ltd. (Class A)	1,391	602,686
Israel Discount Bank Ltd. (Class A)	431,608	2,457,572
Ituran Location & Control Ltd.	9,652	231,455
Kornit Digital Ltd. (a)	17,393	464,741
Matrix IT Ltd.	14,998	323,725
Maytronics Ltd.	20,969	226,333
Mega Or Holdings Ltd.	10,876	316,411
Melisron Ltd.	8,362	620,959
Migdal Insurance & Financial Holdings Ltd.	188,098	225,651
Mivne Real Estate KD Ltd.	213,733	665,354
Mizrahi Tefahot Bank Ltd.	53,197	2,012,831
Nano Dimension Ltd. ADR (a)(c)	93,713	232,408
Neto Malinda Trading Ltd. (a)	5,014	168,715
NICE Ltd. (a)	21,487	4,072,956
Nova Ltd. (a)	10,177	747,388
Oil Refineries Ltd.	756,442	282,150
OPC Energy Ltd. (a)	38,427	473,058
Partner Communications Co. Ltd. (a)	56,793	428,332
Paz Oil Co. Ltd. (a)	3,713	443,746
Perion Network Ltd. (a)	15,413	353,009
Plus500 Ltd.	34,525	714,659
RADA Electronic Industries Ltd. (a)(c)	17,714	203,711
Radware Ltd. (a)	15,914	366,340
Reit 1 Ltd.	90,098	472,986
Sella Capital Real Estate Ltd.	122,653	315,592
Shapir Engineering and Industry Ltd.	60,493	498,523
Shikun & Binui Ltd. (a)	95,416	378,850
Shufersal Ltd.	103,106	704,093
Strauss Group Ltd.	20,552	514,622
Summit Real Estate Holdings Ltd.	15,884	221,703
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	376,535	3,358,692
The Phoenix Holdings Ltd.	58,998	639,644
Tower Semiconductor Ltd. (a)	37,264	1,594,520
Tremor International Ltd. (a)	36,226	141,951
Wix.com Ltd. (a)	19,670	1,654,247
YH Dimri Construction & Development Ltd.	3,757	228,596
ZIM Integrated Shipping Services Ltd. (c)	28,923	679,401
TOTAL ISRAEL		60,453,017
Italy - 1.2%
A2A SpA	550,489	610,391
ACEA SpA	16,504	207,954
Amco - Asset Management Co. SpA Class B (a)(b)	141	0
Amplifon SpA	42,592	1,058,181
Anima Holding SpA (d)	102,476	317,589
Ascopiave SpA	78,844	186,613
Assicurazioni Generali SpA	371,847	5,580,351
Atlantia SpA	161,314	3,599,671
Autogrill SpA (a)	66,941	418,758
Azimut Holding SpA	41,811	673,511
Banca Generali SpA	23,020	688,400
Banca Mediolanum S.p.A.	93,459	700,095
Banca Popolare di Sondrio SCARL	180,242	646,591
Banco BPM SpA	498,746	1,508,723
BFF Bank SpA (d)	71,475	504,335
BPER Banca	380,959	704,964
Brembo SpA	55,201	577,164
Brunello Cucinelli SpA	12,252	710,136
Buzzi Unicem SpA	37,054	615,010
Carel Industries SpA (d)	14,513	316,252
CIR SpA (a)	309,618	130,806
Credito Emiliano SpA	43,402	257,352
De'Longhi SpA	29,406	507,687
DiaSorin SpA	8,671	1,133,694
Digital Bros SpA	5,416	127,707
Dovalue SpA (d)	31,044	178,860
El.En. Group SpA	19,014	232,627
Enav SpA (d)	91,020	351,707
Enel SpA	2,707,812	12,096,742
Eni SpA	839,393	11,024,365
ERG SpA	21,720	681,292
FinecoBank SpA	209,508	2,824,111
Gruppo MutuiOnline SpA	10,268	227,301
GVS SpA (a)(d)	24,631	126,333
Hera SpA	278,803	664,571
Illimity Bank SpA (a)	28,562	194,198
Infrastrutture Wireless Italiane SpA (d)	117,329	1,035,669
Interpump Group SpA	25,237	977,167
Intesa Sanpaolo SpA	5,518,140	10,520,502
Iren SpA	252,993	376,031
Italgas SpA	159,977	824,477
Italmobiliare SpA	4,894	125,023
Iveco Group NV (a)	77,880	420,998
Leonardo SpA	139,854	1,123,930
Maire Tecnimont SpA (c)	71,667	222,532
MARR SpA	20,959	220,798
Mediobanca SpA	208,512	1,890,001
Moncler SpA	69,192	2,987,478
Nexi SpA (a)(d)	178,491	1,546,973
OVS (d)	98,071	183,176
Piaggio & C SpA	83,956	215,721
Pirelli & C. SpA (d)	133,193	502,556
Poste Italiane SpA (d)	184,288	1,606,321
Prysmian SpA	87,831	2,863,499
Rai Way SpA (d)	56,156	269,045
Recordati SpA	35,393	1,330,180
Reply SpA	7,840	853,042
Saipem SpA (a)(c)	384,350	373,757
Salvatore Ferragamo Italia SpA	19,135	281,383
Saras SpA (a)	201,909	244,033
Sesa SpA	3,197	346,590
Snam SpA	650,625	2,893,014
Tamburi Investment Partners SpA	52,841	371,807
Technogym SpA (d)	61,103	420,280
Technoprobe SpA	45,323	311,742
Telecom Italia SpA (a)	3,398,747	664,940
Terna - Rete Elettrica Nazionale	469,976	3,115,556
Tinexta SpA	9,975	201,099
UniCredit SpA	699,081	8,669,496
Unipol Gruppo SpA	145,160	624,887
Webuild SpA (c)	194,490	264,666
Webuild SpA warrants 8/2/30 (a)(b)(c)	5,662	4,823
TOTAL ITALY		99,267,234
Japan - 14.9%
77 Bank Ltd.	20,300	245,874
ABC-MART, Inc.	12,507	557,661
Activia Properties, Inc.	228	675,436
Adeka Corp.	29,100	435,634
Advance Logistics Investment Corp.	206	201,435
Advance Residence Investment Corp.	428	995,918
Advantest Corp.	63,859	3,375,579
Aeon (REIT) Investment Corp.	546	587,511
AEON Co. Ltd.	221,225	4,130,813
Aeon Delight Co. Ltd.	11,200	224,008
AEON Financial Service Co. Ltd.	48,599	475,874
AEON MALL Co. Ltd.	33,700	366,474
AGC, Inc.	63,063	1,978,472
Ai Holdings Corp.	16,000	237,157
Aica Kogyo Co. Ltd.	22,100	475,604
Aiful Corp.	145,700	396,843
Ain Holdings, Inc.	9,000	378,291
Air Water, Inc.	63,900	714,656
Aisin Seiki Co. Ltd.	48,200	1,236,645
Ajinomoto Co., Inc.	153,625	4,231,803
Alfresa Holdings Corp.	64,539	742,636
Alps Alpine Co. Ltd.	66,498	572,430
Amada Co. Ltd.	108,300	762,568
Amano Corp.	19,000	325,451
Ana Holdings, Inc. (a)	51,441	1,000,141
AnGes MG, Inc. (a)(c)	52,500	57,551
Anicom Holdings, Inc.	38,300	153,257
Anritsu Corp.	46,700	470,784
Aozora Bank Ltd.	39,300	675,814
Appier Group, Inc. (a)	21,400	205,660
Arata Corp.	6,900	190,719
ARCS Co. Ltd.	22,200	296,209
Ariake Japan Co. Ltd.	7,300	252,833
As One Corp.	10,500	449,107
Asahi Group Holdings	154,459	4,325,413
Asahi Holdings, Inc.	30,000	383,133
ASAHI INTECC Co. Ltd.	74,860	1,275,734
Asahi Kasei Corp.	414,500	2,657,739
Asics Corp.	55,300	849,425
ASKUL Corp.	12,600	131,766
Astellas Pharma, Inc.	617,403	8,519,041
Atom Corp. (a)(c)	43,900	233,236
Autobacs Seven Co. Ltd.	29,700	282,629
Avex, Inc.	12,200	136,773
Axial Retailing, Inc.	9,800	223,424
AZ-Com Maruwa Holdings, Inc.	17,700	168,435
Azbil Corp.	39,900	1,085,413
Bandai Namco Holdings, Inc.	67,100	4,441,294
Bank of Kyoto Ltd.	19,500	702,915
BayCurrent Consulting, Inc.	46,000	1,296,210
Belc Co. Ltd.	6,500	248,731
Bell System24 Holdings, Inc.	13,600	126,492
Benefit One, Inc.	31,200	433,080
Benesse Holdings, Inc.	26,600	392,484
BeNext-Yumeshin Group Co.	32,300	390,567
Bic Camera, Inc.	39,900	310,463
Biprogy, Inc.	24,300	525,401
BML, Inc.	8,500	192,357
Bridgestone Corp.	188,258	6,808,624
Brother Industries Ltd.	80,300	1,366,820
Calbee, Inc.	30,800	618,299
Canon Marketing Japan, Inc.	16,800	354,766
Canon, Inc.	335,243	7,106,309
Capcom Co. Ltd.	59,300	1,653,038
Casio Computer Co. Ltd.	64,400	560,433
Central Glass Co. Ltd.	10,900	257,299
Central Japan Railway Co.	48,155	5,575,220
Change, Inc.	15,000	200,948
Chiba Bank Ltd.	181,200	990,723
Chiyoda Corp. (a)	64,600	160,311
Chubu Electric Power Co., Inc.	212,816	1,733,213
Chugai Pharmaceutical Co. Ltd.	226,300	5,243,793
Chugin Financial Group, Inc.	48,300	291,044
Chugoku Electric Power Co., Inc.	88,900	417,312
Chugoku Marine Paints Ltd.	28,600	175,799
Citizen Watch Co. Ltd.	89,400	375,769
CKD Corp.	18,965	233,021
Coca-Cola West Co. Ltd.	49,050	443,345
COLOPL, Inc.	27,800	131,059
Colowide Co. Ltd.	34,400	422,207
Comforia Residential REIT, Inc.	212	449,820
COMSYS Holdings Corp.	40,200	659,659
Comture Corp.	9,100	148,347
Concordia Financial Group Ltd.	368,200	1,121,723
Cosmo Energy Holdings Co. Ltd.	25,800	663,674
Cosmos Pharmaceutical Corp.	7,200	697,266
CRE Logistics REIT, Inc.	202	277,946
Create Restaurants Holdings, Inc.	45,300	286,067
Create SD Holdings Co. Ltd.	13,800	294,200
Credit Saison Co. Ltd.	55,701	595,612
CyberAgent, Inc.	146,000	1,201,816
CYBERDYNE, Inc. (a)(c)	48,600	108,512
Dai Nippon Printing Co. Ltd.	75,800	1,520,639
Dai-ichi Mutual Life Insurance Co.	329,899	5,230,417
Daicel Chemical Industries Ltd.	94,821	540,759
Daido Steel Co. Ltd.	10,600	275,167
Daifuku Co. Ltd.	34,000	1,559,434
Daihen Corp.	9,900	255,997
Daiichi Sankyo Kabushiki Kaisha	591,600	18,937,569
Daiichikosho Co. Ltd.	13,800	396,288
Daikin Industries Ltd.	83,868	12,562,351
Daio Paper Corp.	31,000	228,912
Daiseki Co. Ltd.	15,620	483,217
Daishi Hokuetsu Financial Group, Inc.	16,042	283,199
Daito Trust Construction Co. Ltd.	20,444	2,022,470
Daiwa House Industry Co. Ltd.	197,044	3,969,912
Daiwa House REIT Investment Corp.	729	1,470,796
Daiwa Office Investment Corp.	106	500,434
Daiwa Securities Group, Inc.	430,700	1,679,989
Daiwa Securities Living Invest	611	474,188
Daiwabo Holdings Co. Ltd.	35,500	459,104
DCM Holdings Co. Ltd.	42,900	334,383
DeNA Co. Ltd.	29,900	390,302
Denka Co. Ltd.	27,100	627,859
DENSO Corp.	145,122	7,200,363
Dentsu Group, Inc.	72,400	2,256,794
Descente Ltd.	11,500	276,875
Dexerials Corp.	18,700	437,019
Dic Corp.	32,400	544,303
Digital Arts, Inc.	4,300	181,317
Digital Garage, Inc.	13,300	319,318
Dip Corp.	14,700	412,247
Disco Corp.	9,700	2,328,861
Dmg Mori Co. Ltd.	39,700	460,557
Dowa Holdings Co. Ltd.	18,200	579,555
DTS Corp.	16,500	392,818
Duskin Co. Ltd.	17,600	337,572
Dydo Group Holdings, Inc.	5,600	170,981
Earth Corp.	6,900	238,979
East Japan Railway Co.	101,310	5,398,342
Ebara Corp.	31,900	1,039,413
EDION Corp.	30,600	243,038
eGuarantee, Inc.	16,500	266,983
Eiken Chemical Co. Ltd.	15,900	196,538
Eisai Co. Ltd.	85,400	5,154,037
Eizo Corp.	7,100	172,850
Elecom Co. Ltd.	20,100	186,543
Electric Power Development Co. Ltd.	50,500	702,337
en japan, Inc.	11,700	203,714
ENEOS Holdings, Inc.	1,015,350	3,344,554
eRex Co. Ltd.	11,400	193,431
euglena Co. Ltd. (a)	36,500	218,713
Exedy Corp.	15,400	180,519
Exeo Group, Inc.	38,000	556,858
Ezaki Glico Co. Ltd.	19,000	427,419
Fancl Corp.	28,800	546,386
FANUC Corp.	64,285	8,411,797
Fast Retailing Co. Ltd.	19,636	10,959,290
FCC Co. Ltd.	16,200	157,539
Ferrotec Holdings Corp.	15,500	262,894
Financial Products Group Co. Ltd.	23,900	186,770
Food & Life Companies Ltd.	38,400	647,941
FP Corp.	17,500	417,213
Freee KK (a)(c)	13,800	270,070
Frontier Real Estate Investment Corp.	159	561,384
Fuji Co. Ltd.	13,900	172,190
Fuji Corp.	25,800	341,467
Fuji Electric Co. Ltd.	43,500	1,685,060
Fuji Kyuko Co. Ltd.	9,600	296,984
Fuji Media Holdings, Inc.	14,700	102,320
Fuji Oil Holdings, Inc.	18,900	297,555
Fuji Seal International, Inc.	24,900	291,877
Fuji Soft ABC, Inc.	8,600	468,476
FUJIFILM Holdings Corp.	120,600	5,530,592
Fujikura Ltd.	80,600	477,003
Fujimi, Inc.	6,500	271,899
Fujimori Kogyo Co. Ltd.	9,000	188,238
Fujitec Co. Ltd.	22,500	447,594
Fujitsu General Ltd.	20,600	471,031
Fujitsu Ltd.	66,242	7,621,707
Fukuoka (REIT) Investment Fund	226	263,853
Fukuoka Financial Group, Inc.	59,812	1,015,269
Fukuyama Transporting Co. Ltd.	9,100	198,591
Funai Soken Holdings, Inc.	22,200	396,090
Furukawa Electric Co. Ltd.	28,700	443,157
Fuso Chemical Co. Ltd.	8,100	183,305
Future Corp.	15,400	173,269
Fuyo General Lease Co. Ltd.	6,000	333,300
Giken Ltd.	7,600	164,067
Global One Real Estate Investment Corp.	352	271,762
Glory Ltd.	17,800	274,730
GLP J-REIT	1,402	1,452,962
GMO Internet, Inc.	24,100	416,699
GMO Payment Gateway, Inc.	14,400	1,039,120
GNI Group Ltd. (a)	21,200	201,884
GOLDWIN, Inc.	8,500	444,736
GREE, Inc. (c)	25,100	141,287
GS Yuasa Corp.	25,800	393,346
GungHo Online Entertainment, Inc.	16,700	247,420
Gunma Bank Ltd.	125,200	341,007
Gunze Ltd.	7,300	187,538
H.I.S. Co. Ltd. (a)(c)	19,300	267,250
H.U. Group Holdings, Inc.	19,147	356,684
H2O Retailing Corp.	33,800	284,139
Hakuhodo DY Holdings, Inc.	84,400	712,912
Halows Co. Ltd.	6,900	138,701
Hamakyorex Co. Ltd.	11,100	248,209
Hamamatsu Photonics K.K.	48,300	2,189,327
Hankyu Hanshin Holdings, Inc.	76,700	2,277,350
Hankyu REIT, Inc.	236	244,896
Hanwa Co. Ltd.	11,900	288,107
Harmonic Drive Systems, Inc.	16,600	554,840
Haseko Corp.	81,400	838,662
Hazama Ando Corp.	66,200	384,213
Heiwa Corp.	23,300	376,072
Heiwa Real Estate (REIT), Inc.	322	333,705
Heiwa Real Estate Co. Ltd.	11,300	313,857
Heiwado Co. Ltd.	17,400	220,345
Hiday Hidaka Corp.	12,076	151,625
Hikari Tsushin, Inc.	7,200	870,130
Hino Motors Ltd.	98,300	408,550
Hirogin Holdings, Inc.	87,800	361,958
Hirose Electric Co. Ltd.	10,455	1,357,719
Hisamitsu Pharmaceutical Co., Inc.	20,900	515,841
Hitachi Construction Machinery Co. Ltd.	36,200	709,417
Hitachi Ltd.	325,776	14,810,490
Hitachi Transport System Ltd.	14,100	842,994
Hitachi Zosen Corp.	57,400	331,596
Hogy Medical Co. Ltd.	13,300	295,168
Hokkaido Electric Power Co., Inc.	61,000	185,837
Hokkoku Financial Holdings, Inc.	7,900	241,205
Hokuetsu Corp.	43,200	224,287
Hokuhoku Financial Group, Inc.	46,200	277,458
Hokuriku Electric Power Co., Inc.	64,700	216,689
Honda Motor Co. Ltd.	536,672	12,237,450
Horiba Ltd.	12,100	498,013
Hoshino Resorts REIT, Inc.	82	389,334
Hoshizaki Corp.	36,900	1,058,398
Hosiden Corp.	21,300	224,897
House Foods Group, Inc.	22,400	419,242
Hoya Corp.	123,618	11,535,020
Hulic (REIT), Inc.	442	517,517
Hulic Co. Ltd.	117,300	851,972
Ibiden Co. Ltd.	38,700	1,309,129
Ichibanya Co. Ltd.	6,600	203,732
Ichigo Real Estate Investment Corp.	438	247,138
Ichigo, Inc.	98,600	222,139
Idec Corp.	12,800	274,602
Idemitsu Kosan Co. Ltd.	69,700	1,523,420
IDOM, Inc.	28,400	142,291
IHI Corp.	46,472	1,037,607
Iida Group Holdings Co. Ltd.	48,500	673,869
Inaba Denki Sangyo Co. Ltd.	23,600	440,908
Inabata & Co. Ltd.	16,200	267,685
Industrial & Infrastructure Fund Investment Corp.	685	723,259
Infomart Corp.	74,800	242,970
Information Services Inter-Dentsu Ltd.	9,600	294,078
INFRONEER Holdings, Inc.	98,404	682,961
INPEX Corp.	350,300	3,535,367
Internet Initiative Japan, Inc.	36,700	577,051
Invincible Investment Corp.	2,102	660,166
Iriso Electronics Co. Ltd.	7,300	212,085
Isetan Mitsukoshi Holdings Ltd.	115,571	1,025,951
Isuzu Motors Ltd.	191,968	2,251,536
ITO EN Ltd.	19,360	683,547
Itochu Corp.	399,150	10,332,078
Itochu Enex Co. Ltd.	17,100	117,646
ITOCHU Techno-Solutions Corp.	31,812	738,097
Itoham Yonekyu Holdings, Inc.	58,400	261,179
Iwatani Corp.	15,800	582,293
Iyogin Holdings, Inc.	82,300	385,777
Izumi Co. Ltd.	12,800	258,161
J. Front Retailing Co. Ltd.	82,600	667,710
JACCS Co. Ltd.	9,300	225,784
JAFCO Co. Ltd.	26,400	405,334
Japan Airlines Co. Ltd. (a)	47,300	882,730
Japan Airport Terminal Co. Ltd. (a)	21,600	926,783
Japan Aviation Electronics Industry Ltd.	16,600	258,888
Japan Elevator Service Holdings Co. Ltd.	24,500	289,660
Japan Excellent, Inc.	443	409,647
Japan Exchange Group, Inc.	169,000	2,220,962
Japan Hotel REIT Investment Corp.	1,536	808,829
Japan Lifeline Co. Ltd.	29,400	198,511
Japan Logistics Fund, Inc.	272	582,615
Japan Material Co. Ltd.	24,900	328,550
Japan Petroleum Exploration Co. Ltd.	12,100	314,106
Japan Post Bank Co. Ltd.	126,034	839,125
Japan Post Holdings Co. Ltd.	781,338	5,252,533
Japan Post Insurance Co. Ltd.	67,600	998,804
Japan Prime Realty Investment Corp.	292	792,374
Japan Real Estate Investment Corp.	403	1,688,483
Japan Retail Fund Investment Corp.	2,311	1,701,836
Japan Securities Finance Co. Ltd.	58,300	349,341
Japan Steel Works Ltd.	20,200	417,734
Japan Tobacco, Inc.	394,243	6,602,560
Japan Wool Textile Co. Ltd./The	22,300	149,522
JCR Pharmaceuticals Co. Ltd.	24,400	363,469
Jcu Corp.	13,200	250,604
JEOL Ltd.	16,400	602,199
JFE Holdings, Inc.	162,600	1,490,459
JGC Holdings Corp.	74,742	900,754
JINS Holdings, Inc.	5,700	171,734
JMDC, Inc.	8,200	291,725
Joshin Denki Co. Ltd.	10,800	139,090
Joyful Honda Co. Ltd.	24,400	297,667
JSR Corp.	61,500	1,172,138
JTEKT Corp.	72,200	509,836
JTOWER, Inc. (a)	3,300	134,268
Justsystems Corp.	14,000	295,639
K's Holdings Corp.	55,400	434,422
Kadokawa Corp.	31,400	564,248
Kagome Co. Ltd.	30,800	616,021
Kajima Corp.	142,400	1,341,689
Kakaku.com, Inc.	46,800	793,455
Kaken Pharmaceutical Co. Ltd.	12,356	316,181
Kameda Seika Co. Ltd.	7,200	222,496
Kamigumi Co. Ltd.	32,600	620,013
Kanamoto Co. Ltd.	14,600	210,907
Kandenko Co. Ltd.	48,800	274,366
Kaneka Corp.	22,000	545,950
Kanematsu Corp.	31,200	308,653
Kansai Electric Power Co., Inc.	235,699	1,786,427
Kansai Paint Co. Ltd.	60,739	792,452
Kao Corp.	160,091	5,979,710
Katitas Co. Ltd.	17,600	394,741
Kato Sangyo	12,000	280,843
Kawasaki Heavy Industries Ltd.	49,400	839,197
Kawasaki Kisen Kaisha Ltd.	52,800	802,857
KDDI Corp.	542,137	16,023,929
Keihan Electric Railway Co., Ltd.	33,900	872,037
Keikyu Corp.	76,139	781,898
Keio Corp.	35,103	1,232,305
Keisei Electric Railway Co.	45,106	1,198,216
Kenedix Office Investment Corp.	284	646,518
Kenedix Residential Investment Corp.	329	481,901
Kenedix Retail REIT Corp.	184	330,766
Kewpie Corp.	33,100	522,895
Keyence Corp.	65,550	24,827,842
Kfc Holdings Japan Ltd.	7,300	136,579
KH Neochem Co. Ltd.	15,500	264,666
Ki-Star Real Estate Co. Ltd.	3,100	96,526
Kikkoman Corp.	49,100	2,668,066
Kinden Corp.	46,892	477,450
Kintetsu Group Holdings Co. Ltd.	58,453	1,977,327
Kirin Holdings Co. Ltd.	278,670	4,103,352
Kisoji Co. Ltd.	11,400	168,667
Kissei Pharmaceutical Co. Ltd.	12,100	213,934
Kitz Corp.	30,900	183,702
Kobayashi Pharmaceutical Co. Ltd.	18,600	988,197
Kobe Bussan Co. Ltd.	52,000	1,131,309
Kobe Steel Ltd.	114,400	469,310
Koei Tecmo Holdings Co. Ltd.	39,496	597,108
Kohnan Shoji Co. Ltd.	9,400	196,920
Koito Manufacturing Co. Ltd.	69,700	990,926
Kokuyo Co. Ltd.	34,200	424,582
Komatsu Ltd.	308,511	6,043,791
KOMEDA Holdings Co. Ltd.	20,400	340,652
KOMERI Co. Ltd.	12,700	221,638
Konami Group Corp.	31,100	1,365,769
Konica Minolta, Inc.	149,700	456,062
Kose Corp.	11,600	1,160,039
Kotobuki Spirits Co. Ltd.	6,900	354,060
Kubota Corp.	341,610	4,770,525
Kumagai Gumi Co. Ltd.	13,800	233,318
Kumiai Chemical Industry Co. Ltd.	42,600	280,190
Kura Sushi, Inc.	8,300	194,250
Kuraray Co. Ltd.	118,752	816,997
Kureha Chemical Industry Co. Ltd.	6,300	405,044
Kurita Water Industries Ltd.	35,400	1,299,869
Kusuri No Aoki Holdings Co. Ltd.	6,300	304,207
Kyb Corp.	7,500	164,178
Kyocera Corp.	106,537	5,331,328
Kyokuto Kaihatsu Kogyo Co. Ltd.	13,500	125,562
Kyorin Holdings, Inc.	17,200	212,723
Kyoritsu Maintenance Co. Ltd.	11,900	490,581
Kyowa Hakko Kirin Co., Ltd.	92,000	2,168,600
Kyudenko Corp.	19,600	416,530
Kyushu Electric Power Co., Inc.	135,878	673,473
Kyushu Financial Group, Inc.	143,285	362,320
Kyushu Railway Co.	46,400	970,470
LaSalle Logiport REIT	584	623,295
Lasertec Corp.	25,400	3,568,978
Lawson, Inc.	16,300	520,697
LIFE Corp.	11,800	176,014
Lintec Corp.	16,900	253,679
Lion Corp.	80,736	816,618
LIXIL Group Corp.	101,095	1,530,414
M&A Capital Partners Co. Ltd. (a)	6,900	176,334
M3, Inc.	148,190	4,430,900
Mabuchi Motor Co. Ltd.	19,500	529,809
Macnica Fuji Electronics Holdings, Inc.	22,600	452,623
Makino Milling Machine Co. Ltd.	8,500	262,669
Makita Corp.	75,100	1,372,341
Mandom Corp.	17,600	178,373
Mani, Inc.	29,200	426,134
Marubeni Corp.	518,700	4,545,318
Maruha Nichiro Corp.	17,700	272,949
Marui Group Co. Ltd.	59,902	988,598
Maruichi Steel Tube Ltd.	22,300	421,570
Maruka Furusato Corp.	8,100	201,826
Maruwa Ceramic Co. Ltd.	3,100	365,049
Matsui Securities Co. Ltd.	50,600	269,513
MatsukiyoCocokara & Co.	37,000	1,348,667
Maxell Ltd.	19,000	157,806
Mazda Motor Corp.	191,600	1,290,036
McDonald's Holdings Co. (Japan) Ltd.	27,328	948,334
MCJ Co. Ltd.	27,800	175,742
Mebuki Financial Group, Inc.	334,368	649,870
Medipal Holdings Corp.	61,800	766,811
Medley, Inc. (a)	9,500	231,279
Megachips Corp.	6,800	116,706
Megmilk Snow Brand Co. Ltd.	18,200	198,285
Meidensha Corp.	12,200	162,535
Meiji Holdings Co. Ltd.	36,900	1,518,733
Meiko Electronics Co. Ltd.	9,300	165,304
Meitec Corp.	31,600	533,202
Menicon Co. Ltd.	22,300	381,977
Mercari, Inc. (a)	35,400	589,226
Milbon Co. Ltd.	10,100	417,055
Minebea Mitsumi, Inc.	121,695	1,803,798
Mirai Corp.	774	249,333
Mirait One Corp.	37,400	359,424
Misumi Group, Inc.	96,405	2,061,723
Mitsubishi Chemical Holdings Corp.	422,957	1,911,762
Mitsubishi Corp.	424,151	11,498,387
Mitsubishi Electric Corp.	650,692	5,725,187
Mitsubishi Estate Co. Ltd.	392,771	4,939,213
Mitsubishi Estate Logistics REIT Investment Corp.	142	420,189
Mitsubishi Gas Chemical Co., Inc.	54,245	690,215
Mitsubishi Heavy Industries Ltd.	107,666	3,707,253
Mitsubishi Logistics Corp.	22,600	496,244
Mitsubishi Materials Corp.	51,600	675,299
Mitsubishi Motors Corp. of Japan (a)	227,734	765,776
Mitsubishi Pencil Co. Ltd.	18,300	178,329
Mitsubishi Research Institute, Inc.	5,600	195,837
Mitsubishi Shokuhin Co. Ltd.	9,100	184,209
Mitsubishi UFJ Financial Group, Inc.	3,996,939	18,880,944
Mitsubishi UFJ Lease & Finance Co. Ltd.	212,280	910,822
Mitsuboshi Belting Ltd.	7,800	166,024
Mitsui & Co. Ltd.	469,582	10,399,365
Mitsui Chemicals, Inc.	61,800	1,145,022
Mitsui Fudosan Co. Ltd.	301,940	5,786,193
Mitsui Fudosan Logistics Park, Inc.	178	590,161
Mitsui High-Tec, Inc.	6,600	341,773
Mitsui Mining & Smelting Co. Ltd.	18,600	376,516
Mitsui OSK Lines Ltd.	115,600	2,294,197
Miura Co. Ltd.	30,455	621,614
mixi, Inc.	13,200	207,017
Mizuho Financial Group, Inc.	796,868	8,606,678
Mizuho Leasing Co. Ltd.	10,400	226,612
Mochida Pharmaceutical Co. Ltd.	9,700	223,427
Monex Group, Inc.	68,200	237,584
Money Forward, Inc. (a)	14,700	419,167
MonotaRO Co. Ltd.	84,900	1,294,954
Mori Hills REIT Investment Corp.	516	564,600
MORI TRUST Sogo (REIT), Inc.	373	372,009
Morinaga & Co. Ltd.	13,900	347,745
Morinaga Milk Industry Co. Ltd.	13,200	374,619
Morita Holdings Corp.	24,600	211,266
MOS Food Services, Inc.	9,800	207,936
MS&AD Insurance Group Holdings, Inc.	149,297	3,953,564
Murata Manufacturing Co. Ltd.	192,402	9,108,204
Musashi Seimitsu Industry Co. Ltd.	19,000	219,395
Nabtesco Corp.	38,800	825,865
Nachi-Fujikoshi Corp.	5,900	154,746
Nagaileben Co. Ltd.	16,800	230,711
Nagase & Co. Ltd.	33,700	459,623
Nagawa Co. Ltd.	3,400	169,891
Nagoya Railroad Co. Ltd.	64,116	982,254
Nakanishi, Inc.	26,300	480,385
Nankai Electric Railway Co. Ltd.	36,200	732,789
NEC Corp.	81,800	2,709,338
NEC Networks & System Integration Corp.	23,700	254,062
Net One Systems Co. Ltd.	27,400	563,866
Nexon Co. Ltd.	166,300	2,792,637
Nextage Co. Ltd.	16,700	322,331
NGK Insulators Ltd.	76,000	887,804
NGK Spark Plug Co. Ltd.	51,300	934,954
NH Foods Ltd.	27,013	644,010
NHK Spring Co. Ltd.	67,287	372,874
Nichias Corp.	21,500	331,982
Nichiha Corp.	12,400	234,999
Nichirei Corp.	37,110	577,508
Nidec Corp.	150,890	8,296,538
Nifco, Inc.	28,200	655,241
Nihon Kohden Corp.	29,900	670,611
Nihon M&A Center Holdings, Inc.	104,800	1,186,176
Nihon Parkerizing Co. Ltd.	42,500	276,674
Nikkiso Co. Ltd.	18,400	122,753
Nikkon Holdings Co. Ltd.	20,100	314,284
Nikon Corp.	100,900	976,463
Nintendo Co. Ltd.	371,380	15,077,693
Nippn Corp.	20,200	212,603
Nippon Accommodations Fund, Inc.	163	693,897
Nippon Building Fund, Inc.	497	2,209,335
Nippon Carbon Co. Ltd.	9,200	260,789
Nippon Ceramic Co. Ltd.	10,700	186,087
Nippon Densetsu Kogyo Co. Ltd.	18,800	210,511
Nippon Electric Glass Co. Ltd.	26,500	459,444
Nippon Express Holdings, Inc.	27,066	1,359,716
Nippon Gas Co. Ltd.	36,600	531,912
Nippon Kayaku Co. Ltd.	50,200	399,048
Nippon Light Metal Holding Co. Ltd.	24,240	236,539
Nippon Paint Holdings Co. Ltd.	281,385	1,797,745
Nippon Paper Industries Co. Ltd.	32,945	191,872
Nippon Prologis REIT, Inc.	698	1,462,235
Nippon REIT Investment Corp.	160	394,902
Nippon Sanso Holdings Corp.	58,600	934,794
Nippon Seiki Co. Ltd.	19,900	101,176
Nippon Shinyaku Co. Ltd.	17,000	942,063
Nippon Shokubai Co. Ltd.	11,000	395,037
Nippon Signal Co. Ltd.	24,900	168,964
Nippon Soda Co. Ltd.	8,300	247,557
Nippon Steel & Sumikin Bussan Corp.	7,500	258,247
Nippon Steel & Sumitomo Metal Corp.	270,883	3,720,895
Nippon Suisan Kaisha Co. Ltd.	102,900	366,771
Nippon Telegraph & Telephone Corp.	401,264	11,067,145
Nippon Television Network Corp.	15,600	116,453
Nippon Yusen KK	162,800	2,949,036
Nipro Corp.	68,138	514,145
Nishi-Nippon Financial Holdings, Inc.	47,800	243,669
Nishi-Nippon Railroad Co. Ltd.	24,100	473,102
Nishimatsu Construction Co. Ltd.	14,800	360,308
Nishimatsuya Chain Co. Ltd.	18,200	167,074
Nissan Chemical Corp.	43,300	1,951,041
Nissan Motor Co. Ltd.	756,648	2,411,667
Nissha Co. Ltd.	14,500	170,944
Nisshin Oillio Group Ltd.	9,900	212,388
Nisshin Seifun Group, Inc.	66,800	722,381
Nisshinbo Holdings, Inc.	49,900	346,325
Nissin Electric Co. Ltd.	22,200	206,331
Nissin Food Holdings Co. Ltd.	21,200	1,372,985
Nitori Holdings Co. Ltd.	27,200	2,464,785
Nitta Corp.	8,000	155,432
Nitto Boseki Co. Ltd.	10,100	150,045
Nitto Denko Corp.	47,842	2,519,270
Noevir Holdings Co. Ltd.	6,800	251,522
NOF Corp.	23,400	805,730
Nojima Co. Ltd.	23,400	195,138
NOK Corp.	36,500	298,490
NOMURA Co. Ltd.	59,200	433,564
Nomura Holdings, Inc.	949,354	3,072,071
Nomura Real Estate Holdings, Inc.	39,900	902,946
Nomura Real Estate Master Fund, Inc.	1,389	1,583,345
Nomura Research Institute Ltd.	112,610	2,502,949
North Pacific Bank Ltd.	130,300	206,805
NS Solutions Corp.	12,200	281,011
NSD Co. Ltd.	26,400	451,674
NSK Ltd.	125,600	663,920
NTN Corp.	184,900	329,524
NTT Data Corp.	211,400	3,066,612
Ntt Ud (REIT) Investment Corp.	472	462,176
Obayashi Corp.	219,200	1,407,821
OBIC Business Consultants Ltd.	10,300	296,473
OBIC Co. Ltd.	23,241	3,496,427
Odakyu Electric Railway Co. Ltd.	100,500	1,195,632
Ogaki Kyoritsu Bank Ltd.	14,200	167,598
Ohsho Food Service Corp.	5,200	221,716
Oisix Ra Daichi, Inc. (a)	10,500	118,844
Oji Holdings Corp.	262,200	909,884
Okamoto Industries, Inc.	6,500	162,178
Okasan Securities Group, Inc.	74,434	177,206
Oki Electric Industry Co. Ltd.	34,500	170,998
Okinawa Financial Group, Inc.	11,300	156,701
Okuma Corp.	9,300	312,095
Okumura Corp.	12,100	228,825
Olympus Corp.	417,100	8,807,922
OMRON Corp.	62,700	2,933,126
One (REIT), Inc.	109	181,722
Ono Pharmaceutical Co. Ltd.	122,080	2,870,249
Open House Group Co. Ltd.	27,700	987,323
Optex Group Co. Ltd.	15,700	216,344
Optorun Co. Ltd.	13,200	187,842
Oracle Corp. Japan	12,700	678,153
Orient Corp.	28,650	232,175
Oriental Land Co. Ltd.	67,434	9,047,435
ORIX Corp.	396,120	5,820,789
ORIX JREIT, Inc.	866	1,161,888
Osaka Gas Co. Ltd.	122,300	1,811,121
OSG Corp.	31,900	406,111
Otsuka Corp.	38,500	1,215,626
Otsuka Holdings Co. Ltd.	130,518	4,183,691
Outsourcing, Inc.	44,300	347,083
Pacific Industrial Co. Ltd.	24,500	172,511
PALTAC Corp.	12,900	366,973
Pan Pacific International Holdings Ltd.	128,792	2,114,269
Panasonic Holdings Corp.	727,589	5,182,336
Paramount Bed Holdings Co. Ltd.	21,800	388,220
Park24 Co. Ltd. (a)	49,040	654,658
Penta-Ocean Construction Co. Ltd.	103,100	513,091
PeptiDream, Inc. (a)	34,600	379,985
Persol Holdings Co. Ltd.	62,200	1,249,062
Pigeon Corp.	41,200	539,746
Pilot Corp.	11,900	463,371
Piolax, Inc.	12,700	158,008
Pola Orbis Holdings, Inc.	36,289	401,462
Prestige International, Inc.	42,800	207,243
Raito Kogyo Co. Ltd.	17,800	242,888
Raksul, Inc. (a)	8,800	173,875
Rakus Co. Ltd.	30,800	344,466
Rakuten Group, Inc.	287,995	1,285,716
Recruit Holdings Co. Ltd.	486,754	14,977,990
Relia, Inc.	22,100	148,329
Relo Group, Inc.	39,600	559,798
Renesas Electronics Corp. (a)	393,755	3,294,057
Rengo Co. Ltd.	75,700	420,004
RENOVA, Inc. (a)	13,800	303,480
Resona Holdings, Inc.	724,746	2,728,003
Resorttrust, Inc.	29,300	451,239
Ricoh Co. Ltd.	196,900	1,443,364
Riken Keiki Co. Ltd.	5,700	157,167
Ringer Hut Co. Ltd. (c)	11,100	163,557
Rinnai Corp.	12,661	863,395
Riso Kyoiku Co. Ltd.	71,800	148,723
ROHM Co. Ltd.	29,500	2,077,171
Rohto Pharmaceutical Co. Ltd.	32,600	1,013,988
Roland Corp.	6,200	176,374
Rorze Corp.	3,900	196,449
Round One Corp.	70,700	300,972
Royal Holdings Co. Ltd.	12,300	196,707
Ryohin Keikaku Co. Ltd.	85,930	809,630
S Foods, Inc.	9,200	168,600
S-Pool, Inc.	34,500	221,114
Saizeriya Co. Ltd.	12,100	225,896
Sakai Moving Service Co. Ltd.	4,600	145,708
Sakata Seed Corp.	10,200	336,124
San-A Co. Ltd.	10,400	303,198
San-Ai Obbli Co. Ltd.	26,600	220,034
Sangetsu Corp.	16,100	170,642
Sanken Electric Co. Ltd.	8,700	298,981
Sankyo Co. Ltd. (Gunma)	13,800	456,148
Sankyu, Inc.	18,700	559,007
Sanrio Co. Ltd.	18,800	501,308
Sansan, Inc. (a)	27,700	276,637
Santen Pharmaceutical Co. Ltd.	124,360	851,397
Sanwa Holdings Corp.	63,300	545,752
Sanyo Chemical Industries Ltd.	5,600	158,741
Sapporo Holdings Ltd.	24,400	538,229
Sato Holding Corp.	17,500	216,198
Sawai Group Holdings Co. Ltd.	14,400	414,970
SBI Holdings, Inc. Japan	80,900	1,462,451
Screen Holdings Co. Ltd.	12,400	682,982
SCSK Corp.	53,000	783,086
Secom Co. Ltd.	70,633	4,023,997
Sega Sammy Holdings, Inc.	53,419	684,375
Seibu Holdings, Inc.	80,100	717,531
Seiko Epson Corp.	95,173	1,296,752
Seiko Group Corp.	13,300	281,751
Seino Holdings Co. Ltd.	46,500	357,752
Seiren Co. Ltd.	17,000	266,727
Sekisui Chemical Co. Ltd.	120,700	1,509,815
Sekisui House (REIT), Inc.	1,364	734,768
Sekisui House Ltd.	202,780	3,375,235
Sekisui Jushi Corp.	18,100	207,421
SENKO Co. Ltd.	41,100	274,746
Seria Co. Ltd.	17,200	281,317
Seven & i Holdings Co. Ltd.	254,029	9,482,490
Seven Bank Ltd.	196,400	353,981
SG Holdings Co. Ltd.	99,700	1,322,226
Sharp Corp.	81,600	489,444
SHIFT, Inc. (a)	4,300	674,085
Shiga Bank Ltd.	14,200	240,367
Shikoku Electric Power Co., Inc.	56,100	270,134
Shima Seiki Manufacturing Ltd.	10,500	146,666
Shimadzu Corp.	79,900	2,109,066
Shimamura Co. Ltd.	7,800	631,050
SHIMANO, Inc.	24,565	3,801,269
SHIMIZU Corp.	189,500	946,895
Shin-Etsu Chemical Co. Ltd.	126,335	13,129,991
Shinko Electric Industries Co. Ltd.	23,200	559,346
Shinmaywa Industries Ltd.	24,200	165,028
Shinsei Bank Ltd. (c)	26,500	393,860
Shionogi & Co. Ltd.	89,400	4,151,490
Ship Healthcare Holdings, Inc.	28,000	536,857
Shiseido Co. Ltd.	135,755	4,706,392
Shizuoka Financial Group	152,600	962,634
Shizuoka Gas Co. Ltd.	31,400	230,176
SHO-BOND Holdings Co. Ltd.	14,700	636,659
Shochiku Co. Ltd. (a)	3,300	262,100
Shoei Co. Ltd.	8,800	324,907
Showa Denko K.K.	60,082	877,623
Siix Corp.	19,700	152,226
SKY Perfect JSAT Holdings, Inc.	54,700	191,659
Skylark Holdings Co. Ltd.	77,900	831,415
SMC Corp.	19,267	7,733,818
SMS Co., Ltd.	25,800	593,403
Snow Peak, Inc. (c)	9,800	129,309
SoftBank Corp.	952,900	9,399,776
SoftBank Group Corp.	406,912	17,467,195
Sohgo Security Services Co., Ltd.	27,300	681,146
Sojitz Corp.	77,040	1,136,728
Sompo Holdings, Inc.	105,619	4,398,927
Sony Group Corp.	424,405	28,619,607
Sosei Group Corp. (a)	31,312	428,107
SOSiLA Logistics REIT, Inc.	247	236,709
Sotetsu Holdings, Inc.	28,400	430,312
Square Enix Holdings Co. Ltd.	29,000	1,295,000
Stanley Electric Co. Ltd.	45,039	765,719
Star Asia Investment Corp.	680	259,296
Star Micronics Co. Ltd.	12,400	142,184
Starts Corp., Inc.	10,700	189,253
Subaru Corp.	204,125	3,178,664
Sugi Holdings Co. Ltd.	12,900	517,926
Sumco Corp.	114,300	1,452,051
Sumitomo Bakelite Co. Ltd.	13,300	360,463
Sumitomo Chemical Co. Ltd.	494,000	1,664,441
Sumitomo Corp.	375,300	4,771,477
Sumitomo Dainippon Pharma Co., Ltd.	63,100	440,060
Sumitomo Electric Industries Ltd.	234,400	2,449,696
Sumitomo Forestry Co. Ltd.	50,423	790,111
Sumitomo Heavy Industries Ltd.	35,547	674,866
Sumitomo Metal Mining Co. Ltd.	83,600	2,343,379
Sumitomo Mitsui Construction Co. Ltd.	70,660	207,663
Sumitomo Mitsui Financial Group, Inc.	432,233	12,137,780
Sumitomo Mitsui Trust Holdings, Inc.	112,400	3,233,639
Sumitomo Osaka Cement Co. Ltd.	11,503	244,843
Sumitomo Realty & Development Co. Ltd.	102,687	2,358,358
Sumitomo Rubber Industries Ltd.	59,800	513,163
Sundrug Co. Ltd.	26,141	608,278
Suntory Beverage & Food Ltd.	47,600	1,594,189
Suruga Bank Ltd.	72,400	191,840
Suzuken Co. Ltd.	23,400	520,892
Suzuki Motor Corp.	121,540	4,103,237
Sysmex Corp.	57,000	3,077,414
Systena Corp.	102,400	287,170
T Hasegawa Co. Ltd.	13,500	287,804
T&D Holdings, Inc.	180,400	1,779,796
T-Gaia Corp.	14,100	156,935
Tadano Ltd.	36,000	220,317
Taiheiyo Cement Corp.	43,991	597,907
Taikisha Ltd.	12,800	302,149
Taisei Corp.	61,200	1,668,960
Taisho Pharmaceutical Holdings Co. Ltd.	13,400	483,029
Taiyo Holdings Co. Ltd.	14,300	252,350
Taiyo Yuden Co. Ltd.	39,300	1,071,734
Takara Bio, Inc.	19,100	223,890
Takara Holdings, Inc.	58,969	410,854
Takasago International Corp.	9,800	184,407
Takasago Thermal Engineering Co. Ltd.	20,700	251,972
Takashimaya Co. Ltd.	48,500	599,502
Takeda Pharmaceutical Co. Ltd.	503,770	13,304,062
Takeuchi Manufacturing Co. Ltd.	12,600	254,212
Takuma Co. Ltd.	24,400	202,821
Tbs Holdings, Inc.	14,400	149,234
TDK Corp.	131,143	4,105,522
Techmatrix Corp.	18,600	211,900
TechnoPro Holdings, Inc.	39,400	945,220
Teijin Ltd.	61,100	554,726
Terumo Corp.	218,300	6,641,711
The Awa Bank Ltd.	15,000	188,540
The Hachijuni Bank Ltd.	120,700	384,759
The Hyakugo Bank Ltd.	96,800	214,178
The Keiyo Bank Ltd.	45,000	157,974
The Kiyo Bank Ltd.	24,200	233,220
The Nanto Bank Ltd.	12,500	179,142
The Okinawa Electric Power Co., Inc.	19,201	133,391
The San-In Godo Bank Ltd.	58,200	277,115
The Sumitomo Warehouse Co. Ltd.	21,600	293,288
THK Co. Ltd.	38,700	676,167
TIS, Inc.	75,900	2,049,420
TKC Corp.	13,200	337,335
Toagosei Co. Ltd.	43,700	335,916
Tobu Railway Co. Ltd.	63,700	1,473,674
Tocalo Co. Ltd.	24,400	195,272
Toda Corp.	85,000	424,728
Toei Animation Co. Ltd.	2,900	298,591
Toei Co. Ltd.	2,100	258,590
Toho Co. Ltd.	37,500	1,336,629
Toho Gas Co. Ltd.	25,500	475,890
Toho Holdings Co. Ltd.	20,700	281,485
Toho Titanium Co. Ltd.	11,800	178,315
Tohoku Electric Power Co., Inc.	152,800	642,254
Tokai Carbon Co. Ltd.	74,600	487,149
TOKAI Holdings Corp.	42,900	256,197
Tokai Rika Co. Ltd.	21,400	223,362
Tokai Tokyo Financial Holdings	74,400	170,620
Tokio Marine Holdings, Inc.	619,179	11,205,560
Tokuyama Corp.	23,735	276,944
Tokyo Century Corp.	13,200	450,076
Tokyo Electric Power Co., Inc. (a)	515,428	1,681,177
Tokyo Electron Ltd.	50,323	13,239,811
Tokyo Gas Co. Ltd.	131,035	2,341,437
Tokyo Ohka Kogyo Co. Ltd.	11,700	505,155
Tokyo Seimitsu Co. Ltd.	13,100	395,128
Tokyo Steel Manufacturing Co. Ltd.	26,000	223,114
Tokyo Tatemono Co. Ltd.	61,300	844,707
Tokyotokeiba Co. Ltd.	7,600	211,856
Tokyu Construction Co. Ltd.	37,800	158,628
Tokyu Corp.	179,100	2,066,886
Tokyu Fudosan Holdings Corp.	208,100	1,056,629
Tokyu REIT, Inc.	300	427,116
TOMONY Holdings, Inc.	109,400	237,642
Tomy Co. Ltd.	32,100	281,937
Topcon Corp.	35,360	387,855
Toppan, Inc.	89,300	1,332,639
Toray Industries, Inc.	465,200	2,266,636
TORIDOLL Holdings Corp.	18,000	349,844
Toshiba Corp.	130,952	4,562,778
Toshiba Tec Corp.	11,600	300,736
Tosoh Corp.	87,700	954,883
Totetsu Kogyo Co. Ltd.	12,900	214,198
Toto Ltd.	48,500	1,386,227
Towa Pharmaceutical Co. Ltd.	12,200	183,375
Toyo Gosei Co. Ltd. (c)	2,300	118,484
Toyo Ink South Carolina Holdings Co. Ltd.	24,349	313,584
Toyo Seikan Group Holdings Ltd.	47,900	547,953
Toyo Suisan Kaisha Ltd.	30,536	1,145,909
Toyo Tire Corp.	37,100	434,886
Toyobo Co. Ltd.	36,200	253,189
Toyoda Gosei Co. Ltd.	23,500	375,507
Toyota Boshoku Corp.	26,000	331,175
Toyota Industries Corp.	48,300	2,488,167
Toyota Motor Corp.	3,541,160	49,132,220
Toyota Tsusho Corp.	71,149	2,392,448
Trancom Co. Ltd.	3,700	189,858
Transcosmos, Inc.	9,100	209,607
TRE Holdings Corp.	18,600	200,892
Trend Micro, Inc.	44,900	2,267,723
Tri Chemical Laboratories, Inc.	9,600	143,908
Trusco Nakayama Corp.	19,000	254,918
TS tech Co. Ltd.	30,900	323,141
Tsubakimoto Chain Co.	9,000	192,777
Tsugami Corp.	18,000	135,216
Tsumura & Co.	21,784	454,886
Tsuruha Holdings, Inc.	14,000	814,419
Uacj Corp.	13,500	192,565
Ube Corp.	37,400	482,167
Ulvac, Inc.	15,959	631,083
Unicharm Corp.	135,900	4,130,196
United Super Markets Holdings, Inc.	28,900	203,687
United Urban Investment Corp.	990	1,046,626
Universal Entertainment Corp. (a)	9,700	131,121
USEN-NEXT HOLDINGS Co. Ltd.	8,600	132,156
Ushio, Inc.	44,100	458,513
USS Co. Ltd.	74,900	1,131,849
UT Group Co. Ltd.	11,600	189,803
Valor Holdings Co. Ltd.	22,800	263,734
ValueCommerce Co. Ltd.	6,700	97,913
Visional, Inc. (a)	5,800	395,521
Wacoal Holdings Corp.	27,900	449,380
Wacom Co. Ltd.	56,400	245,407
WealthNavi, Inc. (a)(c)	10,900	101,966
Welcia Holdings Co. Ltd.	33,800	706,937
West Holdings Corp.	8,649	259,130
West Japan Railway Co.	73,156	2,903,215
Workman Co. Ltd.	8,700	297,811
Yakult Honsha Co. Ltd.	43,300	2,399,489
Yamada Holdings Co. Ltd.	252,110	812,137
Yamaguchi Financial Group, Inc.	68,400	359,722
Yamaha Corp.	47,100	1,780,167
Yamaha Motor Co. Ltd.	97,007	2,002,835
Yamato Holdings Co. Ltd.	102,800	1,523,731
Yamato Kogyo Co. Ltd.	15,700	456,128
Yamazaki Baking Co. Ltd.	42,800	436,074
Yamazen Co. Ltd.	29,400	182,891
Yaoko Co. Ltd.	8,100	352,446
Yaskawa Electric Corp.	80,600	2,238,663
Yokogawa Bridge Holdings Corp.	17,800	236,543
Yokogawa Electric Corp.	77,312	1,295,163
Yokohama Rubber Co. Ltd.	45,800	717,054
YONEX Co. Ltd.	23,300	216,711
Yoshinoya Holdings Co. Ltd.	23,000	361,640
Yuasa Trading Co. Ltd.	7,100	176,909
Z Holdings Corp.	898,865	2,319,755
Zenkoku Hosho Co. Ltd.	19,500	643,902
Zensho Holdings Co. Ltd.	32,200	803,403
Zeon Corp.	47,500	400,585
ZERIA Pharmaceutical Co. Ltd.	12,200	181,899
Zojirushi Thermos	12,800	129,209
ZOZO, Inc.	41,100	874,821
TOTAL JAPAN		1,191,047,995
Korea (South) - 3.1%
ABL Bio, Inc. (a)	13,287	186,647
Ace Technologies Corp. (a)	23,131	79,733
Advanced Nano Products Co. Ltd.	2,928	190,780
AfreecaTV Co. Ltd.	3,288	183,368
AhnLab, Inc.	2,059	89,872
Alteogen, Inc.	11,937	306,930
AMOREPACIFIC Corp.	10,230	664,407
AMOREPACIFIC Group, Inc.	12,875	222,804
Ananti, Inc. (a)	29,739	110,220
AptaBio Therapeutics, Inc. (a)	7,371	72,816
BGF Retail Co. Ltd.	3,057	399,441
Bioneer Corp. (a)	9,149	170,824
BNC Korea Co. Ltd. (a)	19,633	73,040
BNK Financial Group, Inc.	99,473	446,727
Bukwang Pharmaceutical Co. Ltd.	26,648	140,958
Celltrion Healthcare Co. Ltd.	29,668	1,444,614
Celltrion Pharm, Inc.	6,630	314,936
Celltrion, Inc.	33,370	4,488,860
CHA Biotech Co. Ltd. (a)	17,263	159,650
Cheil Worldwide, Inc.	29,151	499,357
Chong Kun Dang Pharmaceutical Corp.	3,542	208,452
Chunbo Co. Ltd.	1,798	275,371
CJ CGV Co. Ltd. (a)	19,941	188,608
CJ CheilJedang Corp.	2,942	853,339
CJ Corp.	6,325	318,173
CJ ENM Co. Ltd.	3,873	199,169
CJ Logistics Corp. (a)	3,515	216,468
Com2uS Corp.	3,114	155,120
Cosmax, Inc.	3,830	122,897
Cosmo AM&T Co. Ltd. (a)	7,929	372,752
Coway Co. Ltd.	19,237	745,317
Creative & Innovative System (a)	17,006	155,486
CS Wind Corp.	10,680	439,974
Daeduck Electronics Co. Ltd.	13,745	236,896
Daejoo Electronic Materials Co. Ltd.	3,910	246,272
Daesang Corp.	10,122	148,569
Daewoo Engineering & Construction Co. Ltd. (a)	79,585	234,464
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	19,836	254,322
Daewoong Co. Ltd.	9,139	132,220
Daewoong Pharmaceutical Co. Ltd.	2,334	264,090
Daou Technology, Inc.	11,054	140,177
Dawonsys Co. Ltd.	13,461	161,269
DB HiTek Co. Ltd.	14,580	452,011
Db Insurance Co. Ltd.	16,146	636,872
DGB Financial Group Co. Ltd.	58,048	276,144
DL E&C Co. Ltd.	11,505	277,686
DL Holdings Co. Ltd.	6,268	270,074
Dong-A St. Co. Ltd.	3,614	137,995
Dongjin Semichem Co. Ltd.	12,058	254,285
DongKook Pharmaceutical Co. Ltd.	14,602	160,617
Dongkuk Steel Mill Co. Ltd.	24,219	194,285
Dongsuh Co., Inc.	15,594	222,878
Doosan Bobcat, Inc.	17,610	413,317
Doosan Co. Ltd.	2,763	149,831
Doosan Fuel Cell Co. Ltd. (a)	15,427	294,528
Doosan Heavy Industries & Construction Co. Ltd. (a)	139,720	1,297,039
Douzone Bizon Co. Ltd.	7,315	156,312
E-Mart, Inc.	7,570	448,688
Ecopro BM Co. Ltd.	16,583	1,337,264
Ecopro Co. Ltd.	6,393	636,021
Ecopro HN Co. Ltd.	4,456	161,404
Enchem Co. Ltd.	3,231	168,644
EO Technics Co. Ltd.	3,940	179,979
ESR Kendall Square Co. Ltd. (REIT)	79,032	197,397
Eubiologics Co. Ltd. (a)	12,222	89,054
Eugene Technology Co. Ltd.	7,492	113,116
F&F Co. Ltd.	5,981	609,699
Fila Holdings Corp.	19,919	456,346
Foosung Co. Ltd.	18,817	163,475
GC Cell Corp. (a)	4,879	154,507
GemVax & Kael Co. Ltd. (a)	17,423	151,364
GeneOne Life Science, Inc.	27,607	142,936
Genexine Co. Ltd. (a)	9,106	142,907
Golfzon Co. Ltd.	1,752	141,528
Grand Korea Leisure Co. Ltd. (a)	16,280	161,965
Green Cross Corp.	2,358	210,636
Green Cross Holdings Corp.	15,908	193,372
GS Engineering & Construction Corp.	23,284	353,994
GS Holdings Corp.	16,136	520,035
GS Retail Co. Ltd.	18,138	322,776
HAESUNG DS Co. Ltd.	4,375	116,477
Hana Financial Group, Inc.	100,252	2,897,315
Hana Micron, Inc.	17,893	117,212
Hana Tour Service, Inc. (a)	6,830	238,542
HanAll BioPharma Co. Ltd. (a)	18,902	188,051
Handsome Co. Ltd.	6,327	111,263
Hankook Tire Co. Ltd.	28,104	719,671
Hanmi Pharm Co. Ltd.	2,735	484,793
Hanmi Semiconductor Co. Ltd.	17,356	143,486
Hanon Systems	79,203	432,828
Hansol Chemical Co. Ltd.	3,282	426,541
Hanssem Co. Ltd.	3,605	94,588
Hanwha Aerospace Co. Ltd.	12,826	595,777
Hanwha Corp.	16,913	300,977
Hanwha Life Insurance Co. Ltd. (a)	125,521	192,153
Hanwha Solutions Corp. (a)	39,162	1,295,047
Hanwha Systems Co. Ltd.	25,566	199,718
HD Hyundai Co. Ltd.	19,129	816,184
HDC Hyundai Development Co.	18,160	127,231
Helixmith Co., Ltd.	14,559	127,503
Hite Jinro Co. Ltd.	13,394	240,700
HL Holdings Corp.	5,854	129,194
HL Mando Co. Ltd.	11,785	408,295
HLB Life Science Co. Ltd. (a)	28,112	239,302
HLB, Inc. (a)	32,576	924,339
HLB, Inc. rights 12/2/22 (a)	2,917	20,028
HMM Co. Ltd.	92,613	1,239,321
Hotel Shilla Co.	12,488	568,702
HUGEL, Inc. (a)	2,723	213,289
HYBE Co. Ltd. (a)	6,363	539,419
Hyosung Advanced Materials Co.	1,051	234,894
Hyosung Corp.	3,764	180,642
Hyosung TNC Co. Ltd.	1,114	204,096
Hyundai Autoever Corp.	2,895	240,351
Hyundai Bioscience Co. Ltd. (a)	12,490	187,264
Hyundai Construction Equipment Co. Ltd.	6,841	206,095
Hyundai Department Store Co. Ltd.	5,261	199,409
Hyundai Doosan Infracore Co. Lt (a)	49,630	192,982
Hyundai Electric & Energy System Co. Ltd. (a)	9,898	238,206
Hyundai Elevator Co. Ltd.	12,047	212,695
Hyundai Engineering & Construction Co. Ltd.	27,351	668,771
Hyundai Fire & Marine Insurance Co. Ltd.	21,126	492,879
Hyundai Glovis Co. Ltd.	6,823	831,770
Hyundai Greenfood Co. Ltd.	34,930	159,316
Hyundai Heavy Industries Co. Ltd. (a)	6,072	463,700
Hyundai Mipo Dockyard Co. Ltd. (a)	8,162	524,950
Hyundai Mobis	20,512	3,147,247
Hyundai Motor Co.	43,963	5,066,778
Hyundai Rotem Co. Ltd. (a)	27,251	464,901
Hyundai Steel Co.	30,382	598,138
Hyundai Wia Corp.	6,180	264,550
Il Dong Pharmaceutical Co. Ltd. (a)	5,453	105,062
Iljin Materials Co. Ltd.	8,215	348,786
Industrial Bank of Korea	86,890	636,158
Innox Advanced Materials Co. Ltd.	6,390	122,444
JB Financial Group Co. Ltd.	48,096	241,942
JR Global (REIT)	57,230	169,005
Jusung Engineering Co. Ltd.	14,816	118,854
JW Pharmaceutical Corp.	8,397	110,307
JYP Entertainment Corp.	11,769	457,627
Kakao Corp.	104,919	3,726,840
Kakao Games Corp. (a)	12,075	334,589
KakaoBank Corp. (a)	40,832	489,188
Kangwon Land, Inc. (a)	33,581	541,128
KB Financial Group, Inc.	132,056	4,434,627
KCC Corp.	1,683	287,708
KEPCO E&C	4,815	167,492
KEPCO Plant Service & Engineering Co. Ltd.	10,745	240,146
Kia Corp.	87,212	4,051,058
Kiwoom Securities Co. Ltd.	5,825	329,751
KMW Co. Ltd. (a)	10,257	169,954
Koh Young Technology, Inc.	22,090	184,945
Kolmar Korea Co. Ltd.	10,879	261,053
Kolon Industries, Inc.	7,285	222,023
Komipharm International Co. Ltd. (a)	26,625	133,935
Korea Aerospace Industries Ltd.	24,575	815,253
Korea Electric Power Corp. (a)	86,241	1,009,271
Korea Investment Holdings Co. Ltd.	14,218	493,584
Korea Line Corp. (a)	82,128	113,354
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	14,474	737,228
Korea Zinc Co. Ltd.	3,064	1,373,876
Korean Air Lines Co. Ltd. (a)	58,595	948,312
Korean Reinsurance Co.	35,693	183,802
KRAFTON, Inc. (a)	8,285	1,030,314
KT&G Corp.	36,362	2,438,026
Kumho Petro Chemical Co. Ltd.	6,445	591,525
Kumho Tire Co., Inc. (a)	52,370	113,192
L&C Bio Co. Ltd.	7,471	117,510
L&F Co. Ltd. (a)	7,962	1,255,114
Leeno Industrial, Inc.	3,611	346,093
LegoChem Biosciences, Inc. (a)	8,271	197,022
LG Chemical Ltd.	15,827	6,941,472
LG Corp.	32,003	1,775,802
LG Display Co. Ltd.	79,004	703,637
LG Electronics, Inc.	35,322	2,019,362
LG Energy Solution (a)	7,936	2,935,717
LG H & H Co. Ltd.	3,013	1,076,584
LG Innotek Co. Ltd.	4,822	1,001,684
LG Uplus Corp.	78,917	633,074
LIG Nex1 Co. Ltd.	4,305	306,138
Lotte Chemical Corp.	6,327	656,052
Lotte Fine Chemical Co. Ltd.	6,413	252,059
Lotte REIT Co. Ltd.	64,151	161,353
Lotte Shopping Co. Ltd.	4,761	291,533
Lotte Tour Development Co. Ltd. (a)	24,273	153,564
LS Corp.	7,194	335,174
LS Electric Co. Ltd.	8,786	338,558
LX Hausys Ltd.	4,577	103,256
LX International Corp.	10,201	290,524
Lx Semicon Co. Ltd.	4,308	250,212
MedPacto, Inc. (a)	7,107	115,021
MegaStudyEdu Co. Ltd.	4,722	283,852
Meritz Financial Holdings Co.	12,364	187,974
Meritz Fire & Marine Insurance Co. Ltd.	13,578	299,182
Meritz Securities Co. Ltd.	107,402	278,415
Mirae Asset Securities Co. Ltd.	96,754	430,449
Naturecell Co. Ltd. (a)	17,754	215,189
NAVER Corp.	44,218	5,251,066
NCSOFT Corp.	5,574	1,523,036
Neowiz (a)	8,181	206,915
Netmarble Corp. (d)	7,629	238,386
Nexon Games Co. Ltd. (a)	8,449	86,720
NH Investment & Securities Co. Ltd.	51,269	322,200
NHN Corp.	8,348	134,228
NICE Information Service Co. Ltd.	18,196	165,729
NKMax Co. Ltd. (a)	14,518	136,298
NongShim Co. Ltd.	1,218	257,711
Oci Co. Ltd.	6,710	479,514
Orion Corp./Republic of Korea	8,404	597,628
Oscotec, Inc. (a)	12,729	162,310
Oscotec, Inc. rights 11/8/22 (a)	2,176	5,260
Ottogi Corp.	642	198,584
Pan Ocean Co., Ltd. (Korea)	102,375	308,419
Paradise Co. Ltd. (a)	19,108	190,100
Pearl Abyss Corp. (a)	9,939	289,677
People & Technology, Inc.	6,900	223,100
Pharmicell Co. Ltd. (a)	22,473	160,598
PI Advanced Materials Co. Ltd.	6,522	135,483
POSCO	26,465	4,603,331
POSCO Chemtech Co. Ltd.	9,404	1,314,420
Posco International Corp.	17,953	259,738
RFHIC Corp.	10,728	158,216
S&S Tech Corp.	8,821	153,576
S-Oil Corp.	15,216	921,071
S.M. Entertainment Co. Ltd.	6,180	307,848
S1 Corp.	6,950	303,842
Sam Chun Dang Pharm Co. Ltd. (a)	8,538	182,745
SamKang M&T Co. Ltd. (a)	10,142	143,889
Samsung Biologics Co. Ltd. (a)(d)	6,038	3,709,978
Samsung C&T Corp.	28,459	2,362,744
Samsung Electro-Mechanics Co. Ltd.	18,904	1,602,573
Samsung Electronics Co. Ltd.	1,603,916	66,749,300
Samsung Engineering Co. Ltd. (a)	54,837	916,306
Samsung Fire & Marine Insurance Co. Ltd.	10,547	1,477,875
Samsung Heavy Industries Co. Ltd. (a)	209,434	755,672
Samsung Life Insurance Co. Ltd.	27,773	1,311,479
Samsung SDI Co. Ltd.	18,608	9,608,284
Samsung SDS Co. Ltd.	11,584	1,014,489
Samsung Securities Co. Ltd.	22,460	499,611
Sangsangin Co. Ltd.	19,291	87,581
SD Biosensor, Inc.	13,245	274,213
Seegene, Inc.	13,364	268,718
Seojin System Co. Ltd.	12,164	125,277
Seoul Semiconductor Co. Ltd.	27,892	204,209
SFA Engineering Corp.	9,713	259,613
Shin Poong Pharmaceutical Co. (a)	12,549	190,347
Shinhan Financial Group Co. Ltd.	155,886	3,954,118
Shinsegae Co. Ltd.	2,742	408,230
Shinsegae International Co. Ltd.	7,222	119,159
SIMMTECH Co. Ltd.	8,806	218,096
SK Biopharmaceuticals Co. Ltd. (a)	11,258	458,264
SK Bioscience Co. Ltd. (a)	7,885	417,640
SK Chemicals Co. Ltd.	4,231	262,044
SK Hynix, Inc.	183,891	10,654,784
SK IE Technology Co. Ltd. (a)(d)	9,062	330,146
SK Innovation Co., Ltd.	18,790	2,277,464
SK Networks Co. Ltd.	55,232	155,946
SK Square Co. Ltd. (a)	33,796	874,900
SK, Inc.	12,705	1,904,878
SKC Co. Ltd.	7,578	549,507
SOLUM Co. Ltd. (a)	25,347	306,333
Solus Advanced Materials Co. Lt	8,364	196,894
Soulbrain Co. Ltd.	1,880	269,621
ST Pharm Co. Ltd.	4,307	251,361
Taihan Electric Wire Co. Ltd. (a)	210,542	221,263
Tokai Carbon Korea Co. Ltd.	2,366	168,252
UniTest, Inc. (a)	9,956	88,935
Vaxcell-Bio Therapeutics Co. Ltd. (a)	3,892	98,846
Vidente Co. Ltd. (a)	18,924	47,266
Webzen, Inc. (a)	12,597	131,943
WeMade Entertainment Co. Ltd.	6,402	198,924
WONIK IPS Co. Ltd.	12,292	236,828
Woori Financial Group, Inc.	185,356	1,525,890
Wysiwyg Studios Co. Ltd. (a)	8,992	95,444
YG Entertainment, Inc.	6,278	188,034
Youngone Corp.	8,523	282,444
Yuhan Corp.	18,284	766,039
YUNGJIN Pharmaceutical Co. Ltd. (a)	60,303	114,918
Zinus, Inc.	4,275	93,747
TOTAL KOREA (SOUTH)		247,885,950
Kuwait - 0.3%
Agility Public Warehousing Co. KSC	509,169	1,288,328
Al Ahli Bank of Kuwait KSCP	269,008	287,370
Boubyan Bank KSC	433,196	1,152,020
Boubyan Petrochemicals Co. KSCP	168,773	434,120
Boursa Kuwait Securities Co. KPSC	35,102	257,388
Commercial Real Estate Co.	719,887	231,172
Gulf Bank	580,611	642,729
Gulf Cable & Electrical Industries Co. KSCP	39,326	152,938
Human Soft Holding Co. KSCC	32,194	349,318
Jazeera Airways Co. KSCP	36,421	196,416
Kuwait Finance House KSCP	2,467,728	6,451,056
Mabanee Co. SAKC	245,773	691,670
Mobile Telecommunication Co.	716,449	1,385,035
National Bank of Kuwait	2,391,301	8,319,582
National Industries Group Holding SAK	739,802	558,702
National Investments Co. KSCC	132,923	102,529
Qurain Petrochemical Industries Co.	287,856	234,112
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	276,147	172,007
Warba Bank KSCP (a)	594,942	462,743
TOTAL KUWAIT		23,369,235
Luxembourg - 0.2%
Allegro.eu SA (a)(d)	124,449	604,767
Aperam SA	19,429	507,859
ArcelorMittal SA (Netherlands)	177,211	3,967,542
Aroundtown SA	326,445	647,799
B&M European Value Retail SA	322,436	1,192,877
Eurofins Scientific SA	45,740	2,928,222
Grand City Properties SA	33,783	328,853
InPost SA (a)	81,589	521,033
Millicom International Cellular SA:
unit (a)	22,820	250,107
(depository receipt) (a)	58,728	637,215
Reinet Investments SCA	47,827	768,461
SES SA (France) (depositary receipt)	142,746	1,012,591
Shurgard Self Storage Europe SARL	8,636	375,946
Solutions 30 SE (a)	37,277	71,983
Subsea 7 SA (c)	84,579	846,103
Tenaris SA	159,938	2,503,215
TOTAL LUXEMBOURG		17,164,573
Malaysia - 0.5%
Alliance Bank Malaysia Bhd	413,500	323,593
AMMB Holdings Bhd	685,300	592,825
Axiata Group Bhd	1,036,558	624,829
Axis (REIT)	609,263	240,973
British American Tobacco (Malaysia) Bhd	80,700	179,561
Bursa Malaysia Bhd	337,000	459,740
Carlsberg Brewery Bhd	84,600	399,023
CIMB Group Holdings Bhd	2,383,848	2,783,173
Dagang Nexchange Bhd	1,060,000	170,389
Dialog Group Bhd	1,310,600	571,031
DiGi.com Bhd	1,139,200	913,191
DRB-Hicom Bhd	341,600	96,816
Fraser & Neave Holdings Bhd	62,900	273,258
Frontken Corp. Bhd	428,900	222,251
Gamuda Bhd	723,319	588,997
Genting Bhd	756,000	709,949
Genting Malaysia Bhd	1,131,200	655,560
Hap Seng Consolidated Bhd	248,800	338,364
Hartalega Holdings Bhd	662,200	302,528
Heineken Malaysia Bhd	74,100	362,037
Hibiscus Petroleum Bhd	688,700	141,294
Hong Leong Bank Bhd	225,500	1,009,217
Hong Leong Credit Bhd	94,100	379,744
IGB (REIT)	738,500	245,229
IHH Healthcare Bhd	614,800	773,701
IJM Corp. Bhd	1,151,100	396,847
Inari Amertron Bhd	1,022,550	538,526
IOI Corp. Bhd	1,008,400	870,193
Kossan Rubber Industries Bhd	594,400	157,149
KPJ Healthcare Bhd	1,106,400	191,888
Kuala Lumpur Kepong Bhd	154,027	706,283
Malayan Banking Bhd	1,611,218	2,927,319
Malaysia Airports Holdings Bhd (a)	348,900	441,291
Malaysian Pacific Industries Bhd	37,100	188,325
Maxis Bhd	885,000	720,654
MISC Bhd	488,700	747,314
MR DIY Group M Sdn Bhd (d)	912,500	389,858
My E.G.Services Bhd	2,094,275	392,012
Nestle (Malaysia) Bhd	25,600	720,135
Petronas Chemicals Group Bhd	838,200	1,545,919
Petronas Dagangan Bhd	107,900	494,770
Petronas Gas Bhd	264,900	958,077
PPB Group Bhd	228,440	806,884
Press Metal Bhd	1,297,300	1,193,582
Public Bank Bhd	4,914,500	4,646,323
QL Resources Bhd	428,975	464,541
RHB Bank Bhd	529,368	640,437
Sime Darby Bhd	1,079,989	513,954
Sime Darby Plantation Bhd	741,871	690,404
SP Setia Bhd	654,161	66,412
Sunway (REIT)	773,700	229,099
Supermax Corp. Bhd	833,688	170,158
Telekom Malaysia Bhd	432,615	508,744
Tenaga Nasional Bhd	899,000	1,601,011
TIME dotCom Bhd	489,300	470,879
Top Glove Corp. Bhd	2,017,400	339,220
V.S. Industry Bhd	1,312,000	234,484
Yinson Holdings Bhd	533,100	239,038
TOTAL MALAYSIA		38,559,003
Malta - 0.0%
Kambi Group PLC (a)(c)	12,823	202,776
Kindred Group PLC (depositary receipt)	79,069	687,482
TOTAL MALTA		890,258
Marshall Islands - 0.0%
Atlas Corp.	34,687	513,021
Mauritius - 0.0%
Golden Agri-Resources Ltd.	2,220,100	454,810
Mexico - 0.7%
Alfa SA de CV Series A	1,076,100	714,214
Alsea S.A.B. de CV (a)	236,111	452,726
America Movil S.A.B. de CV Series L	9,378,596	8,875,419
Arca Continental S.A.B. de CV	145,900	1,195,080
Banco del Bajio SA (d)	272,400	768,269
Bolsa Mexicana de Valores S.A.B. de CV	188,300	342,899
CEMEX S.A.B. de CV unit (a)	5,149,832	2,001,398
Coca-Cola FEMSA S.A.B. de CV unit	178,450	1,124,128
Concentradora Fibra Danhos SA de CV (c)	101,245	125,196
Controladora Vuela Compania de Aviacion S.A.B. de CV (a)	289,600	246,145
Corporacion Inmobiliaria Vesta S.A.B. de CV	193,600	420,755
FIBRA Macquarie Mexican (REIT) (d)	248,978	331,125
Fibra Uno Administracion SA de CV	1,015,635	1,185,155
Fomento Economico Mexicano S.A.B. de CV unit	654,491	4,698,342
GCC S.A.B. de CV	65,100	404,209
Genomma Lab Internacional SA de CV	279,000	215,027
Gentera S.A.B. de CV	390,700	401,487
Gruma S.A.B. de CV Series B	70,150	813,737
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	119,796	1,855,620
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	62,725	1,468,005
Grupo Aeroportuario Norte S.A.B. de CV	100,600	801,429
Grupo Bimbo S.A.B. de CV Series A	448,477	1,736,369
Grupo Carso SA de CV Series A1	152,027	612,620
Grupo Comercial Chedraui S.A.B. de CV	79,400	320,037
Grupo Financiero Banorte S.A.B. de CV Series O	876,319	7,123,160
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	731,000	1,349,249
Grupo Herdez S.A.B. de CV	95,700	193,110
Grupo Mexico SA de CV Series B	1,045,517	3,790,415
Grupo Televisa SA de CV	787,270	835,230
Industrias Penoles SA de CV	47,780	542,020
Kimberly-Clark de Mexico SA de CV Series A	513,867	810,755
La Comer S.A.B. de CV	185,700	344,913
Nemak S.A.B. de CV (a)(d)	961,075	263,880
Operadora de Sites Mexicanos, SA de CV	452,663	492,576
Orbia Advance Corp. S.A.B. de CV	333,528	563,090
Prologis Property Mexico SA (c)	254,931	654,666
Promotora y Operadora de Infraestructura S.A.B. de CV	74,980	564,025
Qualitas Controladora S.A.B. de CV	72,200	283,691
Regional S.A.B. de CV	86,800	606,588
Sitios Latinoamerica S.A.B. de CV (a)	452,545	132,020
Terrafina (c)	249,471	349,534
Wal-Mart de Mexico SA de CV Series V	1,759,330	6,795,615
TOTAL MEXICO		56,803,928
Multi-National - 0.1%
HK Electric Investments & HK Electric Investments Ltd. unit	926,500	588,973
HKT Trust/HKT Ltd. unit	1,290,000	1,457,683
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)	39,270	1,858,155
TOTAL MULTI-NATIONAL		3,904,811
Netherlands - 3.2%
Aalberts Industries NV	33,135	1,151,992
ABN AMRO Bank NV GDR (d)	139,546	1,372,995
Adyen BV (a)(d)	7,307	10,431,470
AEGON NV	596,916	2,763,221
AerCap Holdings NV (a)	45,608	2,435,923
Airbus Group NV	199,119	21,545,428
Akzo Nobel NV	61,145	3,774,815
Alfen Beheer BV (a)(d)	7,540	801,399
AMG Advanced Metallurgical Group NV	11,563	361,783
Arcadis NV	26,075	885,925
Argenx SE (a)	18,610	7,225,344
Ariston Holding NV	32,494	277,128
ASM International NV (Netherlands)	15,772	3,503,885
ASML Holding NV (Netherlands)	137,044	64,285,581
ASR Nederland NV	46,098	2,031,358
Basic-Fit NV (a)(c)(d)	17,941	452,120
BE Semiconductor Industries NV	24,678	1,261,349
CNH Industrial NV	341,287	4,420,014
Corbion NV	21,049	560,813
COSMO Pharmaceuticals NV	5,173	302,213
CureVac NV (a)	21,048	153,363
Davide Campari Milano NV	181,270	1,629,100
Eurocommercial Properties NV	14,994	329,845
Euronext NV (d)	28,636	1,819,660
EXOR NV	35,119	2,360,032
Ferrari NV (Italy)	41,916	8,263,986
Flow Traders BV (d)	12,359	297,528
Fugro NV (Certificaten Van Aandelen) (a)	35,173	457,090
Heineken Holding NV	33,770	2,306,088
Heineken NV (Bearer)	86,565	7,237,349
IMCD NV	19,107	2,479,271
ING Groep NV (Certificaten Van Aandelen)	1,312,922	12,918,620
Intertrust NV (a)(d)	30,029	592,336
JDE Peet's BV	33,200	950,831
Just Eat Takeaway.com NV (a)(d)	60,682	1,041,309
Koninklijke Ahold Delhaize NV	351,320	9,797,716
Koninklijke BAM Groep NV (a)	109,234	238,571
Koninklijke DSM NV	58,891	6,927,372
Koninklijke KPN NV	1,092,167	3,054,907
Koninklijke Philips Electronics NV	298,235	3,783,079
Koninklijke Vopak NV	24,395	499,043
MFE-MediaForEurope NV	72,020	35,943
MFE-MediaForEurope NV Class A	303,500	106,357
NEPI Rockcastle PLC	180,913	911,028
NN Group NV	93,050	3,940,343
NSI NV	7,465	178,530
OCI NV	36,064	1,379,990
Pharming Group NV (a)	331,772	343,612
PostNL NV (c)	138,448	217,135
Prosus NV	278,815	12,056,434
QIAGEN NV (Germany) (a)	76,278	3,294,182
Randstad NV	40,926	2,040,052
RHI Magnesita NV	10,946	232,479
SBM Offshore NV	46,871	634,588
Signify NV (d)	43,901	1,217,388
Steinhoff International Holdings NV (South Africa) (a)	1,475,366	151,804
Stellantis NV (Italy)	726,073	9,801,619
STMicroelectronics NV (France)	230,319	7,161,528
Technip Energies NV	47,635	615,039
TKH Group NV (depositary receipt)	16,525	585,624
TomTom Group BV (a)	24,546	192,241
Universal Music Group NV	242,749	4,766,487
Van Lanschot Kempen NV (Bearer)	14,614	315,564
Wereldhave NV	12,130	148,645
Wolters Kluwer NV	88,361	9,391,563
X5 Retail Group NV GDR (b)	33,857	11,978
Yandex NV Class A (a)(b)	90,012	503,951
TOTAL NETHERLANDS		257,215,956
New Zealand - 0.2%
Air New Zealand Ltd. (a)	581,772	263,829
Argosy Property Ltd.	298,019	205,323
Auckland International Airport Ltd. (a)	398,444	1,783,746
Chorus Ltd.	181,750	878,113
Contact Energy Ltd.	261,090	1,146,073
Fisher & Paykel Healthcare Corp.	197,315	2,246,197
Fletcher Building Ltd.	323,800	967,643
Genesis Energy Ltd.	190,270	313,063
Goodman Property Trust	321,198	386,561
Infratil Ltd.	280,747	1,426,598
Kiwi Property Group Ltd.	507,408	266,981
Mercury Nz Ltd.	237,878	804,919
Meridian Energy Ltd.	447,794	1,270,495
Precinct Properties New Zealand Ltd.	472,103	338,984
Pushpay Holdings Ltd. (a)	372,417	270,654
Ryman Healthcare Ltd.	141,267	688,271
SKYCITY Entertainment Group Ltd. (a)	265,614	447,841
Spark New Zealand Ltd.	632,550	1,882,955
Summerset Group Holdings Ltd.	77,339	435,260
The a2 Milk Co. Ltd. (a)	277,276	935,008
Xero Ltd. (a)	45,147	2,254,527
TOTAL NEW ZEALAND		19,213,041
Norway - 0.6%
Adevinta ASA Class B (a)	98,237	672,795
Aker ASA (A Shares)	7,658	539,573
Aker BP ASA	106,664	3,400,148
Aker Carbon Capture A/S (a)	123,644	138,913
Aker Solutions ASA	88,595	339,172
Atea ASA	33,144	368,545
Austevoll Seafood ASA	35,030	259,116
Bonheur A/S	9,951	282,847
Borregaard ASA	32,477	436,728
Crayon Group Holding A/S (a)(c)(d)	25,078	207,814
DNB Bank ASA	308,117	5,449,629
DNO ASA (A Shares)	166,175	216,747
Elkem ASA (d)	120,152	399,653
Entra ASA (d)	20,056	182,404
Equinor ASA	329,104	11,990,484
Europris ASA (d)	58,033	345,536
Gjensidige Forsikring ASA	66,785	1,219,920
Grieg Seafood ASA	16,278	112,736
Kahoot! A/S (a)	96,745	206,311
Kongsberg Gruppen ASA	30,567	1,095,527
Leroy Seafood Group ASA	89,588	411,913
Mowi ASA	138,617	2,067,358
MPC Container Ships ASA	115,557	182,292
NEL ASA (a)(c)	535,490	654,415
Nordic VLSI ASA (a)	55,955	790,657
Norsk Hydro ASA	454,817	2,886,414
Norwegian Air Shuttle A/S (a)(c)	332,053	265,805
Nykode Therapeutics A/S (a)	39,217	94,080
Orkla ASA	246,125	1,660,152
Protector Forsikring ASA	24,438	291,014
REC Silicon ASA (a)	105,508	202,772
Salmar ASA	19,516	661,162
Scatec Solar AS (d)	43,930	311,004
Schibsted ASA:
(A Shares)	22,837	351,688
(B Shares)	34,191	507,464
Sparebank 1 Sr Bank ASA (primary capital certificate)	58,756	597,951
Sparebanken Midt-Norge	42,782	461,723
Sparebanken Nord-Norge	32,931	273,365
Storebrand ASA (A Shares)	159,675	1,241,011
Telenor ASA	234,616	2,132,159
TGS ASA	42,135	575,518
Tomra Systems ASA	80,012	1,293,134
Veidekke ASA	53,869	448,211
Wallenius Wilhelmsen ASA	38,582	274,442
Yara International ASA	56,002	2,499,476
TOTAL NORWAY		48,999,778
Panama - 0.0%
Intercorp Financial Services, Inc. (c)	12,411	305,311
Peru - 0.0%
Compania de Minas Buenaventura SAA sponsored ADR (c)	77,718	539,363
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	621,840	609,320
ACEN Corp.	3,181,405	344,887
Alliance Global Group, Inc.	1,151,800	179,128
Ayala Corp.	88,095	1,019,247
Ayala Land, Inc.	2,546,700	1,126,797
Bank of the Philippine Islands (BPI)	636,414	1,055,211
BDO Unibank, Inc.	687,703	1,515,513
Bloomberry Resorts Corp. (a)	1,727,200	209,379
Converge ICT Solutions, Inc. (a)	850,100	181,525
D&L Industries, Inc.	1,516,400	205,381
Globe Telecom, Inc.	11,338	455,720
GT Capital Holdings, Inc.	38,260	272,736
International Container Terminal Services, Inc.	358,790	1,072,296
JG Summit Holdings, Inc.	1,066,150	795,689
Jollibee Food Corp.	167,020	667,954
Manila Electric Co.	83,070	431,814
Megaworld Corp.	3,899,000	140,238
Metro Pacific Investments Corp.	4,880,600	307,869
Metropolitan Bank & Trust Co.	684,698	612,858
Monde Nissin Corp. (d)	2,226,400	449,979
PLDT, Inc.	31,120	874,940
PUREGOLD Price Club, Inc.	479,900	248,253
Robinsons Land Corp.	751,756	192,843
Security Bank Corp.	204,490	305,269
SM Investments Corp.	85,045	1,208,443
SM Prime Holdings, Inc.	3,900,100	2,123,522
Universal Robina Corp.	312,880	659,933
Wilcon Depot, Inc.	724,400	367,055
TOTAL PHILIPPINES		17,633,799
Poland - 0.2%
Alior Bank SA (a)	36,069	222,121
Asseco Poland SA	20,530	295,645
Bank Millennium SA (a)	267,572	244,363
Bank Polska Kasa Opieki SA	64,420	1,058,441
Budimex SA (c)	5,149	258,847
CCC SA (a)	18,432	142,272
CD Projekt RED SA (c)	23,139	616,025
Cyfrowy Polsat SA	91,205	341,964
Dino Polska SA (a)(d)	17,006	1,112,099
ENEA SA (a)	94,099	102,789
Grupa Azoty SA (a)	21,133	145,192
Jastrzebska Spolka Weglowa SA (a)(c)	20,106	174,945
KGHM Polska Miedz SA (Bearer)	48,943	980,685
Kruk SA	6,342	369,832
LPP SA	386	670,271
mBank SA (a)	5,927	332,223
Orange Polska SA	264,253	333,880
PGE Polska Grupa Energetyczna SA (a)	316,794	361,645
Polski Koncern Naftowy Orlen SA	139,588	1,605,784
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	608,077	647,052
Powszechna Kasa Oszczednosci Bank SA	300,978	1,643,555
Powszechny Zaklad Ubezpieczen SA	213,186	1,196,746
Santander Bank Polska SA	13,378	712,320
Tauron Polska Energia SA (a)	401,387	163,023
TOTAL POLAND		13,731,719
Portugal - 0.1%
Banco Comercial Portugues SA (Reg.)	2,901,415	414,042
Energias de Portugal SA	922,678	4,034,877
Galp Energia SGPS SA Class B	171,076	1,736,952
Jeronimo Martins SGPS SA	96,540	2,001,611
NOS SGPS	91,127	356,983
REN - Redes Energeticas Nacionais SGPS SA	140,975	365,015
Sonae SGPS SA	435,270	418,756
The Navigator Co. SA	82,119	313,093
TOTAL PORTUGAL		9,641,329
Qatar - 0.3%
Barwa Real Estate Co. (a)	681,167	635,949
Doha Bank (a)	578,596	350,486
Gulf International Services QSC (a)	365,214	182,720
Gulf Warehousing Co. (a)	174,951	205,421
Industries Qatar QSC (a)	520,010	2,251,818
Masraf al Rayan	1,918,137	2,020,977
Medicare Group	74,966	143,273
Mesaieed Petrochemical Holding Co. (a)	1,588,510	990,161
Ooredoo QSC	298,947	802,008
Qatar Aluminum Manufacturing Co. (a)	1,040,550	463,737
Qatar Electricity & Water Co. (a)	165,399	840,223
Qatar Fuel Co. (a)	175,923	921,703
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	873,598	983,525
Qatar Insurance Co. SAQ (a)	664,914	394,375
Qatar International Islamic Bank QSC (a)	265,444	843,327
Qatar Islamic Bank (a)	565,107	3,784,708
Qatar National Bank SAQ (a)	1,566,547	8,577,455
Qatar National Cement Co. QSC (a)	192,372	240,614
Qatar Navigation QPSC	228,232	641,751
The Commercial Bank of Qatar (a)	1,124,419	1,943,322
United Development Co. (a)	737,213	290,088
Vodafone Qatar QSC (a)	790,707	363,464
TOTAL QATAR		27,871,105
Russia - 0.0%
Aeroflot Pjsc (a)(b)	402,869	43,007
Alrosa Co. Ltd. (b)	739,283	184,434
Credit Bank of Moscow (a)(b)	4,537,000	67,873
Detsky Mir PJSC (b)(d)	227,830	56,574
Gazprom OAO (b)	3,442,771	540,225
Inter Rao Ues JSC (b)	11,220,073	92,762
LUKOIL PJSC (b)	120,075	55,733
Magnit OJSC GDR (Reg. S) (b)	100,509	489
MMC Norilsk Nickel PJSC (b)	18,318	182,686
Mobile TeleSystems OJSC sponsored ADR (b)	173,383	172,688
Moscow Exchange MICEX-RTS OAO (a)(b)	449,874	129,681
Novatek PJSC GDR (Reg. S) (b)	26,560	6,785
Novolipetsk Steel OJSC (b)	409,801	5,900
PhosAgro PJSC:
GDR (b)	277	6
GDR (Reg. S) (b)	43,237	887
Polyus PJSC (b)	10,038	35,398
Rosneft Oil Co. OJSC (b)	315,946	79,235
Rostelecom PJSC (b)	298,140	99,815
Sberbank of Russia (a)(b)	3,156,853	29,106
Segezha Group PJSC (b)(d)	1,842,700	41,374
Severstal PAO (b)	63,766	2,135
Sistema JSFC sponsored GDR (a)(b)	40,315	71,280
Surgutneftegas OJSC (b)	2,091,286	38,374
Tatneft PAO (b)	399,435	74,501
Unipro PJSC (b)	8,778,000	41,990
United Co. RUSAL International PJSC (b)	983,490	177,741
VTB Bank OJSC (a)(b)	963,847,980	55,221
TOTAL RUSSIA		2,285,900
Saudi Arabia - 1.3%
Abdullah Al Othaim Markets Co.	17,262	521,873
ACWA Power Co.	28,024	1,297,701
Advanced Polypropylene Co.	49,045	578,221
Al Hammadi Co. for Development and Investment	37,447	447,963
Al Rajhi Bank	663,308	15,040,077
Al Rajhi Co. for Co-operative Insurance (a)	8,763	238,808
Aldrees Petroleum and Transport Services Co.	15,657	302,510
Alinma Bank	337,354	3,366,762
Almarai Co. Ltd.	89,367	1,339,001
Alujain Corp.	15,033	188,435
Arab National Bank	207,935	1,784,648
Bank Al-Jazira	146,429	911,102
Bank Albilad	169,632	2,288,816
Banque Saudi Fransi	202,548	2,328,665
Bupa Arabia for Cooperative Insurance Co.	21,443	1,101,382
Dallah Healthcare Co.	13,492	575,938
Dar Al Arkan Real Estate Development Co. (a)	195,786	699,245
Dr Sulaiman Al Habib Medical Services Group Co.	30,463	1,837,079
Elm Co.	8,424	742,064
Emaar The Economic City (a)	153,132	390,823
Etihad Etisalat Co.	135,133	1,316,248
Jadwa (REIT) Saudi Fund	80,634	281,115
Jarir Marketing Co.	20,787	907,258
Leejam Sports Co. JSC	12,894	271,431
Mobile Telecommunications Co. Saudi Arabia (a)	168,674	582,664
Mouwasat Medical Services Co.	17,402	1,014,235
National Industrialization Co. (a)	131,211	467,220
Qassim Cement Co.	20,179	404,917
Rabigh Refining & Petrochemical Co. (a)	145,859	529,472
Riyad Bank	460,152	4,402,460
Sabic Agriculture-Nutrients Co.	73,382	3,105,145
Sahara International Petrochemical Co.	125,163	1,350,710
Saudi Airlines Catering Co. (a)	17,558	362,136
Saudi Arabian Mining Co.	292,743	6,520,895
Saudi Arabian Oil Co. (d)	808,806	7,512,163
Saudi Basic Industries Corp.	305,237	7,180,996
Saudi Cement Co.	35,015	496,680
Saudi Dairy & Foodstuffs Co.	7,297	456,360
Saudi Electricity Co.	286,808	2,060,868
Saudi Ground Services Co. (a)	39,214	271,337
Saudi Industrial Investment Group	135,634	811,447
Saudi Investment Bank/The	174,545	842,636
Saudi Kayan Petrochemical Co. (a)	264,002	924,609
Saudi Pharmaceutical Industries & Medical Appliances Corp.	27,964	197,215
Saudi Real Estate Co. (a)	77,781	260,405
Saudi Research & Marketing Group (a)	12,810	686,600
Saudi Tadawul Group Holding Co.	13,264	766,707
Saudi Telecom Co.	509,767	5,480,855
Seera Group Holding (a)	63,802	323,972
Southern Province Cement Co.	33,175	483,823
The Co. for Cooperative Insurance (a)	23,594	531,839
The National Agriculture Development Co. (a)	27,406	190,363
The Saudi British Bank	316,123	3,659,659
The Saudi National Bank	742,154	11,732,099
The Savola Group	95,189	742,249
United Electronics Co.	15,906	323,830
Yamama Cement Co. (a)	48,620	380,415
Yanbu Cement Co.	39,791	441,587
Yanbu National Petrochemical Co.	93,283	1,109,699
TOTAL SAUDI ARABIA		105,365,432
Singapore - 0.9%
AEM Holdings Ltd.	95,000	215,421
Best World International Ltd. (a)(b)	12,300	11,278
BOC Aviation Ltd. Class A (d)	72,700	486,695
CapitaLand Ascendas REIT	1,098,041	2,032,260
Capitaland Ascott Trust unit	656,924	443,178
Capitaland India Trust	398,800	315,524
CapitaLand Investment Ltd.	863,925	1,836,970
CapitaMall Trust	1,748,837	2,322,558
CapitaRetail China Trust	520,374	356,572
CDL Hospitality Trusts unit	330,424	270,763
China XLX Fertiliser Ltd.	272,000	103,954
City Developments Ltd.	159,900	861,852
ComfortDelgro Corp. Ltd.	722,800	648,457
Cromwell European (REIT)	137,562	213,435
DBS Group Holdings Ltd.	606,275	14,647,220
Digital Core (REIT)	341,700	170,850
ESR-LOGOS (REIT)	1,863,197	447,504
Ezion Holdings Ltd. warrants 4/16/23 (a)(b)	30,780	34
First Resources Ltd.	213,300	224,510
Frasers Centrepoint Trust	340,783	500,727
Frasers Logistics & Industrial Trust	1,107,465	860,562
Genting Singapore Ltd.	2,363,800	1,344,207
Hutchison Port Holdings Trust	1,810,000	295,030
iFast Corp. Ltd.	59,300	169,656
Kenon Holdings Ltd.	7,993	306,505
Keppel (REIT)	612,494	387,244
Keppel Corp. Ltd.	492,200	2,423,449
Keppel DC (REIT)	471,374	586,054
Keppel Infrastructure Trust	1,049,843	393,061
Keppel Pacific Oak U.S. (REIT)	429,900	232,146
Lendlease Global Commercial (REIT)	844,700	417,696
Manulife U.S. REIT	633,249	231,136
Mapletree Industrial (REIT)	652,486	1,014,036
Mapletree Logistics Trust (REIT)	1,087,170	1,167,348
Mapletree Pan Asia Commercial	778,615	874,539
Maxeon Solar Technologies Ltd. (a)(c)	8,825	152,496
Nanofilm Technologies International Ltd.	122,600	150,695
NetLink NBN Trust	1,049,269	633,742
Olam Group Ltd.	421,700	399,179
OUE Commercial (REIT)	774,085	177,718
Oversea-Chinese Banking Corp. Ltd.	1,122,978	9,622,579
Parkway Life REIT	134,000	378,638
Raffles Medical Group Ltd.	314,655	295,628
SATS Ltd. (a)	217,700	419,837
Sembcorp Industries Ltd.	329,800	677,958
Sembcorp Marine Ltd. (a)	5,916,600	530,805
Sheng Siong Group Ltd.	317,500	349,887
SIA Engineering Co. Ltd. (a)	118,400	180,661
Singapore Airlines Ltd.	416,150	1,546,305
Singapore Exchange Ltd.	284,300	1,691,019
Singapore Post Ltd.	686,000	261,684
Singapore Technologies Engineering Ltd.	515,200	1,201,017
Singapore Telecommunications Ltd.	2,769,300	4,890,682
SPH REIT	640,700	368,869
Starhill Global (REIT)	725,783	264,042
StarHub Ltd.	280,800	212,246
Suntec (REIT)	740,000	674,343
The Hour Glass Ltd.	119,700	164,888
United Overseas Bank Ltd.	390,814	7,663,886
UOL Group Ltd.	194,531	850,627
Venture Corp. Ltd.	92,300	1,038,668
Wilmar International Ltd.	618,900	1,696,335
Yangzijiang Financial Holding Ltd. (a)	907,700	198,776
Yangzijiang Shipbuilding Holdings Ltd.	926,000	784,968
Yanlord Land Group Ltd.	237,700	145,246
TOTAL SINGAPORE		74,435,855
South Africa - 1.0%
Absa Group Ltd.	279,717	3,041,615
Aeci Ltd.	52,276	262,678
African Rainbow Minerals Ltd.	39,290	553,263
Anglo American Platinum Ltd.	18,030	1,434,175
AngloGold Ashanti Ltd.	141,933	1,853,605
Aspen Pharmacare Holdings Ltd.	128,934	1,061,725
Astral Foods Ltd.	15,219	145,870
AVI Ltd.	130,650	522,564
Barloworld Ltd.	62,309	349,219
Bid Corp. Ltd.	112,437	1,809,153
Bidvest Group Ltd./The	93,658	1,083,386
Capitec Bank Holdings Ltd.	29,297	3,031,290
Clicks Group Ltd.	81,828	1,386,538
Coronation Fund Managers Ltd.	86,487	154,529
DataTec Ltd.	82,668	185,149
Dis-Chem Pharmacies Ltd. (d)	153,452	281,028
Discovery Ltd. (a)	167,921	1,099,011
Distell Group Holdings Ltd. (a)	49,379	466,753
Equites Property Fund Ltd.	274,200	234,362
Exxaro Resources Ltd.	80,945	901,252
FirstRand Ltd.	1,656,412	5,802,796
Fortress (REIT) Ltd. Class A (a)	560,043	314,950
Foschini Group Ltd./The	111,251	695,957
Gold Fields Ltd.	301,314	2,413,767
Grindrod Ltd.	54,805	30,910
Growthpoint Properties Ltd.	1,059,468	746,927
Harmony Gold Mining Co. Ltd.	195,101	540,341
Hyprop Investments Ltd.	131,200	264,489
Impala Platinum Holdings Ltd.	287,290	2,941,466
Investec Ltd.	87,418	429,981
Investec Property Fund Ltd.	410,712	228,065
JSE Ltd.	34,577	191,325
KAP Industrial Holdings Ltd.	924,173	232,443
Kumba Iron Ore Ltd.	21,991	414,218
Life Healthcare Group Holdings Ltd.	506,903	545,020
Momentum Metropolitan Holdings	406,475	380,170
Motus Holdings Ltd.	50,004	316,051
Mr Price Group Ltd.	84,293	811,507
MTN Group Ltd.	568,281	4,016,909
MultiChoice Group Ltd.	121,046	790,971
Naspers Ltd. Class N	73,234	7,549,098
Nedbank Group Ltd.	149,817	1,774,437
Netcare Ltd.	363,177	308,039
Ninety One Ltd.	74,565	175,363
Northam Platinum Holdings Ltd. (a)	115,504	1,083,938
Old Mutual Ltd.	1,559,073	886,109
Omnia Holdings Ltd.	68,481	268,462
Pepkor Holdings Ltd. (d)	550,190	679,023
Pick 'n Pay Stores Ltd.	133,787	430,012
PSG Konsult Ltd.	210,639	125,796
Rand Merchant Insurance Holdings Ltd.	267,214	414,886
Redefine Properties Ltd.	2,168,276	481,610
Remgro Ltd.	178,470	1,328,269
Resilient Property Income Fund Ltd.	98,449	274,465
Royal Bafokeng Holdings (Pty) Ltd.	31,012	249,312
Sanlam Ltd.	588,131	1,711,043
Santam Ltd.	18,018	249,493
Sappi Ltd. (a)	195,412	602,765
Sasol Ltd.	190,247	3,198,063
Shoprite Holdings Ltd.	169,150	2,153,886
Sibanye-Stillwater Ltd.	958,869	2,245,886
Spar Group Ltd./The	66,911	567,343
Standard Bank Group Ltd.	442,769	4,137,532
Super Group Ltd./South Africa	137,814	194,918
Telkom SA Ltd. (a)	118,772	236,073
Thungela Resources Ltd.	43,717	686,882
Tiger Brands Ltd.	57,435	581,674
Transaction Capital Ltd.	186,965	418,232
Truworths International Ltd.	133,669	380,295
Vodacom Group Ltd.	198,913	1,356,967
Vukile Property Fund Ltd.	343,462	251,490
Woolworths Holdings Ltd.	338,537	1,162,752
TOTAL SOUTH AFRICA		78,129,541
Spain - 1.5%
Acciona SA	8,245	1,483,773
Acerinox SA	70,740	619,532
ACS Actividades de Construccion y Servicios SA	77,255	1,981,211
Aena SME SA (a)(d)	24,323	2,858,720
Almirall SA	27,611	257,449
Amadeus IT Holding SA Class A (a)	150,926	7,871,591
Applus Services SA	52,362	309,963
Atresmedia Corporacion de Medios de Comunicacion SA (c)	49,558	143,009
Banco Bilbao Vizcaya Argentaria SA	2,241,976	11,565,893
Banco de Sabadell SA	1,894,795	1,489,786
Banco Santander SA (Spain)	5,736,881	14,865,357
Bankinter SA	230,581	1,393,663
CaixaBank SA	1,491,647	4,946,369
Cellnex Telecom SA (d)	183,113	5,993,336
Cie Automotive SA	20,870	530,882
Compania de Distribucion Integral Logista Holdings SA	28,229	584,170
Construcciones y Auxiliar de Ferrocarriles	6,907	180,202
Corporacion Financiera Alba SA	5,603	249,172
Ebro Foods SA	25,773	401,919
EDP Renovaveis SA	99,643	2,098,442
Enagas SA	76,472	1,241,439
Ence Energia y Celulosa SA	54,760	187,460
Endesa SA	100,797	1,681,959
Faes Farma SA	110,392	416,197
Ferrovial SA	160,887	3,928,805
Fluidra SA	34,347	466,043
Gestamp Automocion SA (d)	67,319	236,574
Global Dominion Access SA (d)	69,151	253,536
Grifols SA (a)	100,846	857,683
Grupo Catalana Occidente SA	18,214	495,000
Iberdrola SA	1,992,777	20,265,107
Indra Sistemas SA	48,910	437,435
Industria de Diseno Textil SA	366,626	8,311,578
Inmobiliaria Colonial SA	105,278	555,059
Laboratorios Farmaceuticos ROVI SA	6,947	315,944
Lar Espana Real Estate Socimi SA	35,719	139,256
Linea Directa Aseguradora SA Compania de Seguros y Reaseguros	263,563	247,052
MAPFRE SA (Reg.)	304,308	521,771
Melia Hotels International SA (a)	64,887	301,386
Merlin Properties Socimi SA	109,996	931,589
Miquel y Costas & Miquel SA	10,456	110,771
Naturgy Energy Group SA	44,518	1,142,108
Neinor Homes SLU (d)	16,736	133,473
Pharma Mar SA	5,314	318,350
Prosegur Compania de Seguridad SA (Reg.)	93,697	174,729
Red Electrica Corporacion SA	133,556	2,160,364
Repsol SA	487,929	6,638,020
Sacyr SA	147,377	361,492
Siemens Gamesa Renewable Energy SA (a)	78,565	1,394,448
Solaria Energia y Medio Ambiente SA (a)	26,521	419,350
Tecnicas Reunidas SA (a)(c)	15,628	111,586
Telefonica SA	1,747,454	6,023,819
Unicaja Banco SA (d)	503,760	446,065
Viscofan Envolturas Celulosicas SA	13,263	789,706
TOTAL SPAIN		121,839,593
Sweden - 2.2%
AAK AB	61,462	896,223
AcadeMedia AB (d)	36,957	158,188
Addlife AB	41,856	391,220
AddTech AB (B Shares)	88,461	1,070,390
AFRY AB (B Shares)	35,872	481,815
Alfa Laval AB	97,043	2,391,534
Alimak Group AB (d)	15,908	99,846
Alleima AB (a)	75,662	257,798
Arjo AB	79,221	316,132
ASSA ABLOY AB (B Shares)	335,682	6,778,118
Atlas Copco AB:
(A Shares)	839,356	8,958,660
(B Shares)	593,249	5,737,407
Atrium Ljungberg AB (B Shares)	25,355	339,178
Avanza Bank Holding AB (c)	43,912	876,951
Axfood AB	36,440	902,320
Beijer Alma AB (B Shares)	22,292	311,731
Beijer Ref AB (B Shares)	85,071	1,319,844
Betsson AB (B Shares)	51,843	377,511
BHG Group AB (a)	36,294	60,878
Bilia AB (A Shares)	29,965	317,529
Billerud AB	85,778	1,107,845
BioArctic AB (a)(d)	11,655	243,208
BioGaia AB	33,095	262,273
Biotage AB (A Shares)	25,829	423,886
Boliden AB	92,885	2,705,486
Boozt AB (a)(c)(d)	20,975	153,116
Bravida Holding AB (d)	84,327	790,480
Bufab AB	12,462	235,330
Bure Equity AB	19,749	381,701
Camurus AB (a)	11,315	262,553
Castellum AB	85,057	972,965
Catena AB	11,246	382,363
Cellavision AB	6,730	126,174
Cibus Nordic Real Estate AB	15,246	208,298
Cint Group AB (a)(c)	54,950	290,148
Clas Ohlson AB (B Shares)	15,964	106,632
Cloetta AB	83,904	153,351
Coor Service Management Holding AB (d)	37,299	198,129
Corem Property Group AB	200,916	125,195
Creades AB (A Shares) (c)	28,441	191,003
Dios Fastigheter AB	28,715	188,682
Dometic Group AB (d)	109,999	630,234
Dustin Group AB (d)	26,972	112,371
Electrolux AB (B Shares) (c)	71,869	886,939
Electrolux Professional AB	82,820	312,792
Elekta AB (B Shares)	130,709	664,128
Embracer Group AB (a)(c)	225,526	1,086,043
Epiroc AB:
(A Shares)	197,895	3,029,467
(B Shares)	155,413	2,088,135
EQT AB	100,567	1,981,975
Ericsson (B Shares)	977,160	5,432,370
Essity AB (B Shares)	204,974	4,332,947
Evolution AB (d)	61,774	5,762,446
Fabege AB	86,830	630,550
Fastighets AB Balder (a)	208,500	783,584
Fortnox AB	166,207	707,583
Garo AB	17,106	172,591
Getinge AB (B Shares)	77,938	1,583,297
Granges AB	38,219	258,400
H&M Hennes & Mauritz AB (B Shares) (c)	246,533	2,483,120
Hemnet Group AB	19,444	241,615
Hexagon AB (B Shares)	650,911	6,434,839
Hexatronic Group AB	54,860	743,809
HEXPOL AB (B Shares)	92,187	910,081
HMS Networks AB	11,486	295,649
Holmen AB (B Shares)	31,424	1,140,135
Hufvudstaden AB (A Shares)	36,312	432,803
Humble Group AB (a)	83,843	63,977
Husqvarna AB (B Shares)	141,482	840,000
Industrivarden AB:
(A Shares)	42,819	970,303
(C Shares)	50,364	1,131,698
Indutrade AB	91,693	1,605,699
Instalco AB	68,404	273,927
Intrum AB	27,213	342,837
Investment AB Latour (B Shares)	50,598	855,811
Investment AB Oresund	13,550	140,640
Investor AB:
(A Shares)	221,398	3,767,768
(B Shares)	538,785	8,801,150
INVISIO AB	15,404	228,803
Inwido AB	22,018	197,821
JM AB (B Shares)	22,520	339,395
Kinnevik AB (B Shares) (a)	81,850	1,011,894
Know IT AB	9,765	194,394
L E Lundbergforetagen AB	26,568	1,049,611
Lifco AB	79,778	1,152,826
Lindab International AB	28,282	300,976
Loomis AB (B Shares)	26,732	747,156
Meko AB	16,588	156,698
MIPS AB	9,129	295,503
Modern Times Group MTG AB (B Shares)	38,735	290,165
Munters Group AB (d)	48,031	374,766
Mycronic AB	27,094	425,997
NCC AB (B Shares)	30,436	253,744
New Wave Group AB (B Shares)	17,802	247,492
Nibe Industrier AB (B Shares)	510,877	4,076,392
Nobia AB	44,603	74,371
Nolato AB (B Shares)	77,630	327,642
Nordnet AB	48,600	603,032
Nordnet AB (B Shares) (a)(b)	492	0
Nyfosa AB	57,584	343,954
OX2 AB (a)	29,935	206,594
Pandox AB (a)	34,712	425,050
Paradox Interactive AB	11,400	196,794
Peab AB	71,144	369,213
Platzer Fastigheter Holding AB	33,183	205,869
PowerCell Sweden AB (a)(c)	16,766	184,497
Ratos AB (B Shares)	85,456	320,193
Resurs Holding AB (d)	70,340	152,896
Saab AB (B Shares)	24,928	880,965
Sagax AB	63,315	1,167,530
Samhallsbyggnadsbolaget I Norden AB:
(B Shares) (c)	291,657	400,985
(D Shares) (c)	87,026	143,136
Sandvik AB	356,414	5,569,592
Scandic Hotels Group AB (a)(c)(d)	84,462	267,969
Sdiptech AB (a)	12,059	232,635
Sectra AB (B Shares)	43,992	583,309
Securitas AB (B Shares)	233,379	1,909,526
Sinch AB (a)(c)(d)	183,371	431,722
Skandinaviska Enskilda Banken AB (A Shares)	546,020	5,761,270
Skanska AB (B Shares)	116,472	1,812,293
SKF AB (B Shares)	128,502	1,860,147
SkiStar AB	21,575	206,543
SSAB AB:
(A Shares)	83,861	403,613
(B Shares)	213,612	993,265
Stillfront Group AB (a)	160,341	312,370
Storskogen Group AB	469,852	344,095
Storytel AB (a)(c)	18,546	65,509
Surgical Science Sweden AB (a)	16,499	238,044
Svenska Cellulosa AB SCA (B Shares)	201,783	2,381,292
Svenska Handelsbanken AB (A Shares)	488,843	4,541,857
Sweco AB (B Shares)	78,576	590,679
Swedbank AB (A Shares)	303,478	4,524,265
Swedencare AB	31,335	107,986
Swedish Match Co. AB	510,318	5,248,566
Swedish Orphan Biovitrum AB (a)	57,779	1,063,876
Tele2 AB (B Shares)	190,519	1,561,948
Telia Co. AB	882,002	2,337,099
Thule Group AB (d)	35,635	702,295
Trelleborg AB (B Shares)	80,770	1,779,819
Troax Group AB	14,697	218,301
Vestum AB (a)(c)	67,928	94,966
Viaplay Group AB (B Shares) (a)	25,463	464,926
Vimian Group AB (a)(c)	49,331	161,917
Vitec Software Group AB	9,905	363,862
Vitrolife AB	20,992	339,562
Volvo AB:
(A Shares)	123,775	2,114,260
(B Shares)	441,216	7,221,354
Volvo Car AB	193,067	819,921
Wallenstam AB (B Shares)	116,989	413,020
Wihlborgs Fastigheter AB	92,424	606,048
Xvivo Perfusion AB (a)	9,143	131,499
TOTAL SWEDEN		179,611,378
Switzerland - 6.2%
ABB Ltd. (Reg.)	552,989	15,356,672
Accelleron Industries Ltd. (a)	27,400	464,625
Adecco SA (Reg.)	56,065	1,754,608
Alcon, Inc. (Switzerland)	168,730	10,268,544
Allreal Holding AG	4,930	706,009
ALSO Holding AG	2,674	420,320
ams-OSRAM AG (a)	95,475	541,186
APG SGA SA	936	152,830
Arbonia AG	22,831	278,163
Aryzta AG (a)	347,091	355,635
Autoneum Holding AG (c)	1,533	146,510
Bachem Holding AG (B Shares)	11,745	842,741
Baloise Holdings AG	15,632	2,135,575
Banque Cantonale Vaudoise	10,317	918,005
Barry Callebaut AG	1,189	2,248,930
Basilea Pharmaceutica AG (a)	6,409	294,737
Belimo Holding AG (Reg.)	3,421	1,393,886
Bell Food Group AG	899	219,060
BKW AG	7,392	862,222
Bobst Group SA	2,961	181,856
Bossard Holding AG	2,204	437,564
Bucher Industries AG	2,382	802,603
Burckhardt Compression Holding AG	1,161	502,035
Bystronic AG	505	289,984
Cembra Money Bank AG	11,661	845,447
Clariant AG (Reg.)	74,689	1,201,618
Coca-Cola HBC AG	69,371	1,513,527
Comet Holding AG	2,847	454,337
Compagnie Financiere Richemont SA Series A	175,968	17,197,979
Credit Suisse Group AG (c)	895,033	3,707,642
Daetwyler Holdings AG	2,868	509,243
DKSH Holding AG	13,144	947,061
Dorma Kaba Holding AG	1,160	368,383
Dottikon ES Holding AG (a)	1,166	270,147
Dufry AG (a)	25,102	828,053
EFG International	35,765	292,878
Emmi AG	804	641,530
Ems-Chemie Holding AG	2,449	1,539,567
Flughafen Zuerich AG (a)	6,626	1,028,292
Forbo Holding AG (Reg.)	345	417,576
Galenica AG (d)	17,261	1,239,393
Geberit AG (Reg.)	12,158	5,406,658
Georg Fischer AG (Reg.)	28,300	1,567,119
Givaudan SA	3,115	9,301,293
Gurit-Heberlein AG (Bearer) (c)	1,606	148,355
Helvetia Holding AG (Reg.)	12,875	1,278,050
Holcim AG	187,521	8,519,519
Huber+Suhner AG	6,603	588,194
Idorsia Ltd. (a)(c)	40,329	624,257
INFICON Holding AG	656	521,472
Interroll Holding AG	230	484,646
Intershop Holding AG	414	251,786
Julius Baer Group Ltd.	74,515	3,575,146
Kardex AG	2,366	361,510
Komax Holding AG (Reg.)	1,359	318,934
Kuehne & Nagel International AG	18,449	3,931,709
Landis+Gyr Group AG	8,264	476,190
LEM Holding SA	215	358,137
Leonteq AG	4,296	173,324
Lindt & Spruengli AG	35	3,400,909
Lindt & Spruengli AG (participation certificate)	375	3,595,147
Logitech International SA (Reg.)	59,322	2,953,215
Lonza Group AG	25,211	12,978,225
Medacta Group SA (d)	3,104	279,293
Medartis Holding AG (a)(d)	2,076	161,710
Medmix AG (d)	10,399	183,191
Meyer Burger Technology AG (a)(c)	826,809	396,333
Mobilezone Holding AG	24,040	381,241
Mobimo Holding AG	2,473	576,667
Nestle SA (Reg. S)	948,290	103,229,706
Novartis AG	726,618	58,776,686
OC Oerlikon Corp. AG (Reg.)	77,128	497,960
Orior AG	3,359	234,142
Partners Group Holding AG	7,665	6,884,607
PolyPeptide Group AG (d)	5,583	162,358
PSP Swiss Property AG	15,059	1,609,141
Roche Holding AG:
(Bearer)	18,545	7,522,823
(participation certificate)	224,560	74,508,601
Schindler Holding AG:
(participation certificate)	11,866	1,934,513
(Reg.)	9,617	1,513,596
Schweiter Technologies AG	388	259,997
Sensirion Holding AG (a)(d)	4,020	366,130
SFS Group AG	7,002	632,827
SGS SA (Reg.)	2,158	4,757,336
Siegfried Holding AG	1,452	864,225
Sig Group AG	104,398	2,005,910
Sika AG	49,383	11,134,673
Softwareone Holding AG	35,175	395,888
Sonova Holding AG	18,183	4,298,114
St.Galler Kantonalbank AG	1,144	538,669
Stadler Rail AG (c)	17,652	520,032
Straumann Holding AG	37,945	3,611,277
Sulzer AG (Reg.)	7,099	473,219
Swatch Group AG (Bearer)	8,933	2,007,330
Swatch Group AG (Bearer) (Reg.)	21,837	912,428
Swiss Life Holding AG	10,566	5,116,546
Swiss Prime Site AG	25,348	2,045,357
Swiss Re Ltd.	101,390	7,531,734
Swisscom AG	8,638	4,264,007
Swissquote Group Holding SA	4,859	575,500
Tecan Group AG	4,416	1,620,251
Temenos Group AG	21,424	1,277,288
u-blox Holding AG	2,312	236,891
UBS Group AG	1,184,979	18,803,931
Valiant Holding AG	6,010	588,786
VAT Group AG (d)	9,175	2,096,410
Vetropack Holding AG	6,769	216,316
Vontobel Holdings AG	10,091	568,365
Ypsomed Holding AG	1,656	266,587
Zehnder Group AG	4,875	262,895
Zur Rose Group AG (a)(c)	3,631	98,122
Zurich Insurance Group Ltd.	50,547	21,541,815
TOTAL SWITZERLAND		494,132,192
Taiwan - 3.8%
Accton Technology Corp.	173,000	1,303,373
Acer, Inc.	1,079,000	739,316
ADATA Technology Co. Ltd.	125,000	208,889
Adimmune Corp.	149,000	151,753
Advanced Ceramic X Corp.	21,000	99,941
Advantech Co. Ltd.	147,741	1,342,101
Allied Supreme Corp.	19,341	155,908
Amazing Microelectronic Corp.	37,000	94,639
Andes Technology Corp.	16,000	185,031
AP Memory Technology Corp.	35,000	163,856
Arcadyan Technology Corp.	70,000	195,759
ASE Technology Holding Co. Ltd.	1,111,718	2,742,318
Asia Cement Corp.	836,000	966,789
Asia Optical Co., Inc.	119,000	211,406
Asia Pacific Telecom Co. Ltd. (a)	952,723	186,976
Asia Vital Components Co. Ltd.	105,000	332,052
ASMedia Technology, Inc.	10,000	180,443
ASPEED Tech, Inc.	10,000	520,866
ASUSTeK Computer, Inc.	242,000	1,770,695
AUO Corp.	2,774,800	1,453,901
Bank of Kaohsiung Co. Ltd.	680,191	259,390
Brighton-Best International Taiwan, Inc.	195,000	202,533
Capital Securities Corp.	923,490	286,318
Catcher Technology Co. Ltd.	232,000	1,219,198
Cathay Financial Holding Co. Ltd.	2,670,216	3,129,353
Center Laboratories, Inc.	204,044	275,504
Century Iron & Steel Industrial Co. Ltd.	70,000	167,111
Chang Hwa Commercial Bank	1,646,501	847,396
Cheng Loong Corp.	397,000	322,484
Cheng Shin Rubber Industry Co. Ltd.	652,000	652,930
Cheng Uei Precision Industries Co. Ltd.	206,000	214,597
Chicony Electronics Co. Ltd.	226,125	561,562
Chin-Poon Industrial Co. Ltd.	215,000	183,311
China Airlines Ltd.	983,000	516,582
China Bills Finance Corp.	340,000	149,687
China Development Financial Ho	5,364,957	1,954,432
China Motor Co. Ltd.	104,800	135,654
China Petrochemical Development Corp.	1,407,532	409,770
China Steel Chemical Corp.	74,000	236,312
China Steel Corp.	4,007,000	3,335,647
Chipbond Technology Corp.	240,000	404,787
ChipMOS TECHNOLOGIES, Inc.	243,000	239,203
Chroma ATE, Inc.	127,000	694,968
Chung Hsin Electric & Machinery Manufacturing Corp.	202,000	309,382
Chung Hung Steel Co. Ltd.	347,000	211,940
Chunghwa Telecom Co. Ltd.	1,279,000	4,405,578
Clevo Co. Ltd.	228,000	217,368
Compal Electronics, Inc.	1,440,000	942,023
Compeq Manufacturing Co. Ltd.	350,000	474,205
Coretronic Corp.	124,000	192,224
CTBC Financial Holding Co. Ltd.	5,928,960	3,749,947
CTCI Corp.	230,000	334,439
Delta Electronics, Inc.	659,000	5,261,130
E Ink Holdings, Inc.	291,000	1,854,049
E.SUN Financial Holdings Co. Ltd.	4,327,035	3,112,396
ECLAT Textile Co. Ltd.	66,060	869,426
EirGenix, Inc. (a)	102,000	320,983
Elan Microelectronics Corp.	106,500	268,116
Elite Material Co. Ltd.	103,000	467,833
Elite Semiconductor Memory Technology, Inc.	96,000	185,726
eMemory Technology, Inc.	22,000	733,242
Ennoconn Corp.	29,920	171,613
ENNOSTAR, Inc.	252,000	321,114
Episil Technologies, Inc.	90,398	243,834
Eternal Materials Co. Ltd.	356,426	330,413
Etron Technology, Inc.	114,389	123,418
EVA Airways Corp.	851,040	617,422
Evergreen International Storage & Transport Corp.	200,000	161,220
Evergreen Marine Corp. (Taiwan)	345,151	1,471,392
Everlight Electronics Co. Ltd.	207,000	219,810
Far Eastern Department Stores Co. Ltd.	286,000	159,608
Far Eastern New Century Corp.	1,132,000	1,128,350
Far EasTone Telecommunications Co. Ltd.	552,000	1,209,971
Faraday Technology Corp.	73,000	321,386
Feng Hsin Iron & Steel Co.	173,000	301,975
Feng Tay Enterprise Co. Ltd.	154,758	770,095
First Financial Holding Co. Ltd.	3,653,332	2,803,372
Fitipower Integrated Technology, Inc.	49,159	158,509
FLEXium Interconnect, Inc.	143,940	408,784
FocalTech Systems Co. Ltd.	84,000	178,396
Formosa Chemicals & Fibre Corp.	1,200,000	2,585,726
Formosa Petrochemical Corp.	382,000	983,010
Formosa Plastics Corp.	1,397,000	3,599,265
Formosa Sumco Technology Corp.	33,000	148,865
Formosa Taffeta Co. Ltd.	322,000	256,071
Foxconn Technology Co. Ltd.	338,010	473,679
Fubon Financial Holding Co. Ltd.	2,513,070	3,973,664
Fusheng Precision Co. Ltd.	44,000	247,597
Genesys Logic, Inc.	33,000	85,329
Genius Electronic Optical Co. Ltd.	36,792	342,779
Getac Holdings Corp.	191,000	230,652
Giant Manufacturing Co. Ltd.	103,000	656,244
Gigabyte Technology Co. Ltd.	187,000	536,290
Global Unichip Corp.	31,000	468,547
GlobalWafers Co. Ltd.	75,000	833,618
Gold Circuit Electronics Ltd.	131,400	348,727
Goldsun Development & Construction Co. Ltd.	447,101	313,972
Grand Pacific Petrochemical Corp.	447,000	241,142
Grape King Bio Ltd.	60,000	226,018
Great Tree Pharmacy Co. Ltd.	20,000	167,731
Great Wall Enterprise Co. Ltd.	249,025	310,374
Greatek Electronics, Inc.	166,000	239,319
Gudeng Precision Industrial Co. Ltd.	22,000	147,672
HannStar Display Corp.	867,000	307,780
Highwealth Construction Corp.	314,034	403,569
HIWIN Technologies Corp.	100,218	515,787
Holy Stone Enterprise Co. Ltd.	79,000	213,825
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,197,600	13,339,555
Hota Industrial Manufacturing Co. Ltd.	85,014	197,155
Hotai Motor Co. Ltd.	103,000	1,864,947
HTC Corp. (a)	227,000	355,413
Hua Nan Financial Holdings Co. Ltd.	3,106,806	2,027,602
Huaku Development Co. Ltd.	97,000	258,935
IBF Financial Holdings Co. Ltd.	895,775	308,275
Innolux Corp.	3,401,740	1,249,787
International CSRC Investment Holdings Co.	387,579	227,111
International Games Systems Co. Ltd.	44,000	479,506
Inventec Corp.	900,000	680,846
ITEQ Corp.	91,931	156,192
Jentech Precision Industrial Co. Ltd.	29,699	323,196
Kenda Rubber Industrial Co. Ltd.	224,622	212,755
King Slide Works Co. Ltd.	24,000	311,775
King Yuan Electronics Co. Ltd.	441,000	447,098
Kings Town Bank Co. Ltd.	318,000	302,679
Kinik Co.	38,000	120,171
Kinpo Electronics, Inc.	434,000	190,398
Kinsus Interconnect Technology Corp.	104,000	336,950
LandMark Optoelectronics Corp.	41,000	117,837
Largan Precision Co. Ltd.	34,000	1,950,146
Lien Hwa Industrial Corp.	309,415	446,558
Lite-On Technology Corp.	691,009	1,371,135
Lotes Co. Ltd.	28,444	684,335
Lotus Pharmaceutical Co. Ltd.	57,000	273,036
Macronix International Co. Ltd.	680,380	628,614
Makalot Industrial Co. Ltd.	80,701	500,409
Marketech International Corp.	44,000	133,552
MediaTek, Inc.	513,000	9,383,952
Medigen Vaccine Biologics Corp.	91,933	183,558
Mega Financial Holding Co. Ltd.	3,757,875	3,483,613
Merida Industry Co. Ltd.	74,000	403,795
Merry Electronics Co. Ltd.	86,006	209,855
Micro-Star International Co. Ltd.	238,000	807,993
Microbio Co. Ltd.	164,349	276,174
MiTAC Holdings Corp.	353,483	296,998
momo.com, Inc.	22,440	335,689
Nan Ya Plastics Corp.	1,613,000	3,415,635
Nan Ya Printed Circuit Board Corp.	80,000	524,586
Nankang Rubber Tire Co. Ltd. (a)	185,000	195,875
Nantex Industry Co. Ltd.	158,000	166,063
Nanya Technology Corp.	461,000	778,958
Nien Made Enterprise Co. Ltd.	63,000	486,358
Novatek Microelectronics Corp.	198,000	1,479,444
Nuvoton Technology Corp.	68,000	216,097
OBI Pharma, Inc. (a)	71,723	145,207
Oneness Biotech Co. Ltd. (a)	80,000	565,511
Pan Jit International, Inc.	120,000	204,998
Pegatron Corp.	686,000	1,254,852
Phison Electronics Corp.	58,000	531,376
PixArt Imaging, Inc.	71,000	177,643
Pou Chen Corp.	880,000	743,474
Powerchip Semiconductor Manufacturing Corp.	1,026,629	980,349
Powertech Technology, Inc.	283,000	654,548
Poya International Co. Ltd.	20,816	264,605
President Chain Store Corp.	197,000	1,636,882
Primax Electronics Ltd.	161,000	270,047
Qisda Corp.	553,000	420,914
Quanta Computer, Inc.	915,000	1,940,410
Radiant Opto-Electronics Corp.	159,000	485,075
Raydium Semiconductor Corp.	24,445	176,588
RDC Semiconductor Co. Ltd. (a)	20,000	86,501
Realtek Semiconductor Corp.	158,000	1,249,147
RichWave Technology Corp.	33,302	98,500
Ruentex Development Co. Ltd.	596,550	732,417
Ruentex Industries Ltd.	272,824	466,915
SDI Corp.	52,000	143,970
SerComm Corp.	96,000	225,014
Shin Kong Financial Holding Co. Ltd.	4,623,410	1,146,750
Shin Zu Shing Co. Ltd.	89,279	215,627
Shinkong Synthetic Fiber Co.	592,000	296,422
Shiny Chemical Industrial Co. Ltd.	46,250	144,110
Simplo Technology Co. Ltd.	63,000	501,008
SINBON Electronics Co. Ltd.	81,000	629,085
Sino-American Silicon Products, Inc.	171,000	657,407
Sinopac Financial Holdings Co.	3,513,019	1,753,569
Sitronix Technology Corp.	47,000	241,164
St. Shine Optical Co. Ltd.	31,000	202,797
Standard Foods Corp.	193,714	232,128
Synnex Technology International Corp.	465,100	758,488
Systex Corp.	76,000	155,987
Ta Chen Stainless Pipe Co. Ltd.	690,465	808,118
Taichung Commercial Bank Co. Ltd.	1,525,566	593,596
TaiDoc Technology Corp.	25,000	131,767
TaiMed Biologics, Inc. (a)	73,000	127,423
Tainan Spinning Co. Ltd.	505,000	253,643
Taishin Financial Holdings Co. Ltd.	4,092,614	1,681,253
Taiwan Business Bank	2,128,270	788,517
Taiwan Cement Corp.	2,078,387	1,949,253
Taiwan Cooperative Financial Holding Co. Ltd.	3,326,682	2,578,503
Taiwan Fertilizer Co. Ltd.	287,000	465,372
Taiwan Glass Industry Corp.	471,000	297,898
Taiwan High Speed Rail Corp.	658,000	573,256
Taiwan Hon Chuan Enterprise Co. Ltd.	134,000	346,487
Taiwan Mask Corp.	84,000	153,655
Taiwan Mobile Co. Ltd.	583,000	1,718,959
Taiwan Paiho Ltd.	127,000	192,150
Taiwan Secom Co.	108,000	309,394
Taiwan Semiconductor Co. Ltd.	108,000	251,132
Taiwan Semiconductor Manufacturing Co. Ltd.	8,310,000	99,806,989
Taiwan Surface Mounting Technology Co. Ltd.	96,000	243,765
Taiwan Union Technology Corp.	105,000	142,750
Tatung Co. Ltd. (a)	639,000	620,100
TCI Co. Ltd.	38,557	128,507
TECO Electric & Machinery Co. Ltd.	620,000	547,839
The Shanghai Commercial & Savings Bank Ltd.	1,235,842	1,777,859
The Shanghai Commercial & Savings Bank Ltd. rights (a)	90,595	26,403
Tong Hsing Electronics Industries Ltd.	56,286	301,900
Tong Yang Industry Co. Ltd.	168,000	235,692
Topco Scientific Co. Ltd.	76,304	353,675
Transcend Information, Inc.	118,000	235,605
Tripod Technology Corp.	168,000	464,612
TSEC Corp. (a)	196,673	204,271
TSRC Corp.	330,000	270,618
TTY Biopharm Co. Ltd.	158,000	366,906
Tung Ho Steel Enterprise Corp.	207,040	317,101
Tung Thih Electronic Co. Ltd.	29,000	120,481
TXC Corp.	123,000	290,969
U-Ming Marine Transport Corp.	198,000	216,085
Uni-President Enterprises Corp.	1,629,000	3,308,101
Unimicron Technology Corp.	426,000	1,644,354
Union Bank of Taiwan	878,419	412,601
United Integrated Services Co.	71,000	319,185
United Microelectronics Corp.	4,025,000	4,835,179
United Renewable Energy Co. Ltd. (a)	581,796	378,797
UPI Semiconductor Corp.	17,049	122,632
USI Corp.	329,000	206,556
Vanguard International Semiconductor Corp.	321,000	660,830
Via Technologies, Inc.	83,000	164,950
Visual Photonics Epitaxy Co. Ltd.	71,000	127,234
Voltronic Power Technology Corp.	23,075	937,194
Wafer Works Corp.	207,511	256,703
Walsin Lihwa Corp.	882,457	978,106
Walsin Technology Corp.	129,875	318,104
Wan Hai Lines Ltd.	253,305	531,678
Win Semiconductors Corp.	118,389	447,804
Winbond Electronics Corp.	1,101,363	665,858
Wistron Corp.	1,000,829	808,321
Wistron NeWeb Corp.	117,460	304,812
Wiwynn Corp.	32,000	718,299
WPG Holding Co. Ltd.	549,760	749,115
WT Microelectronics Co. Ltd.	148,235	267,939
XinTec, Inc.	66,000	195,827
Yageo Corp.	118,061	1,343,349
Yang Ming Marine Transport Corp.	600,000	1,119,861
YFY, Inc.	429,000	339,832
Yieh Phui Enterprise Co.	505,996	224,336
Yuanta Financial Holding Co. Ltd.	3,548,987	2,167,639
Yulon Finance Corp.	71,130	301,025
Yulon Motor Co. Ltd.	194,364	274,788
TOTAL TAIWAN		300,826,290
Thailand - 0.7%
Advanced Info Service PCL (For. Reg.)	207,800	1,043,233
Advanced Information Service PCL NVDR	219,500	1,101,971
Airports of Thailand PCL NVDR (a)	1,480,400	2,879,474
Amata Corp. PCL NVDR	693,500	355,454
AP Thailand PCL NVDR	1,361,000	350,580
Asset World Corp. PCL (For. Reg.)	2,400,600	384,904
B. Grimm Power PCL (For. Reg.)	232,200	205,986
Bangchak Corp. PCL (For. Reg.)	266,300	213,488
Bangkok Chain Hospital PCL (For. Reg.)	273,800	133,140
Bangkok Commercial Asset Management PCL (For. Reg.)	444,400	178,718
Bangkok Dusit Medical Services PCL:
(For. Reg.)	1,755,900	1,361,521
NVDR	1,864,400	1,445,651
Bangkok Expressway and Metro PCL (For. Reg.)	2,773,700	685,314
Bangkok Life Assurance PCL NVDR	268,400	231,045
Banpu PCL:
(For. Reg.)	844,800	277,566
NVDR	1,317,300	432,810
BEC World PCL NVDR	531,800	134,889
Berli Jucker PCL (For. Reg.)	296,700	267,104
BTS Group Holdings PCL:
(For. Reg.)	1,410,700	307,762
NVDR	1,890,200	412,371
Bumrungrad Hospital PCL:
NVDR	88,500	528,046
(For. Reg.)	112,800	673,035
Carabao Group PCL NVDR	161,000	381,923
Central Pattana PCL:
(For. Reg.)	494,900	894,319
NVDR	222,400	401,893
Central Plaza Hotel PCL unit (a)	262,600	350,294
Central Retail Corp. PCL (For. Reg.)	570,683	630,009
CH. Karnchang PCL (For. Reg.)	388,600	236,970
Charoen Pokphand Foods PCL:
(For. Reg.)	726,960	482,474
(NVDR)	752,100	499,160
Chularat Hospital PCL (For. Reg.)	1,771,600	164,843
Com7 PCL (For. Reg.)	395,700	314,625
CP ALL PCL:
(For. Reg.)	1,189,800	1,876,410
NVDR	859,200	1,355,027
Delta Electronics PCL:
(For. Reg.)	71,300	1,086,976
NVDR	43,000	655,539
Dhipaya Group Holdings PCL NVDR	154,400	220,166
Dohome PCL NVDR unit	511,700	173,503
Dynasty Ceramic PCL (For. Reg.)	1,960,860	139,159
Electricity Generating PCL (For. Reg.)	81,000	363,004
Energy Absolute PCL:
(For. Reg.)	372,400	944,581
NVDR	268,900	682,057
Energy Earth PCL (For. Reg.) (a)(b)	7,600	0
Global Power Synergy Public Co. Ltd. (For. Reg.)	180,500	294,152
Gulf Energy Development PCL:
(For. Reg.)	211,600	280,873
NVDR	867,300	1,151,233
Gunkul Engineering PCL (For. Reg.)	1,929,339	261,167
Hana Microelectronics PCL (For. Reg.)	154,400	141,028
Home Product Center PCL (For. Reg.)	1,427,700	547,889
Indorama Ventures PCL:
(For. Reg.)	476,600	526,145
NVDR	251,600	277,755
Intouch Holdings PCL (For. Reg.)	287,200	543,525
IRPC PCL (For. Reg.)	2,406,200	198,593
Jay Mart PCL unit	226,000	268,800
JMT Network Services PCL:
(For. Reg.)	188,038	321,264
NVDR	86,900	148,469
warrants (a)	9,695	2,854
Kasikornbank PCL NVDR	235,500	903,746
KCE Electronics PCL (For. Reg.)	228,200	251,923
Krung Thai Bank PCL:
(For. Reg.)	599,200	275,621
NVDR	779,800	358,694
Krungthai Card PCL (For. Reg.)	264,900	396,880
Land & House PCL (For. Reg.)	1,812,800	438,369
Major Cineplex Group PCL (For. Reg.)	300,500	143,753
Mega Lifesciences PCL NVDR unit	175,900	204,589
Minor International PCL:
unit (a)	818,900	608,067
(For. Reg.) (a)	375,749	279,009
Muangthai Leasing PCL (For. Reg.)	195,300	186,086
Ngern Tid Lor PCL NVDR	486,769	332,659
Osotspa PCL NVDR	661,000	460,415
Plan B Media PCL unit (a)	1,484,300	275,051
Precious Shipping PCL unit	521,200	179,464
PTG Energy PCL (For. Reg.)	341,200	124,660
PTT Exploration and Production PCL:
(For. Reg.)	321,100	1,531,861
NVDR	167,700	800,041
PTT Global Chemical PCL:
(For. Reg.)	441,700	505,032
NVDR	430,800	492,569
PTT Oil & Retail Business PCL (For. Reg.)	650,800	412,256
PTT PCL:
(For. Reg.)	2,469,500	2,336,759
NVDR	969,700	917,577
Quality Houses PCL (For. Reg.)	2,204,300	125,149
Ratch Group PCL:
unit	329,700	355,308
(For. Reg.)	130,200	140,313
Regional Container Lines PCL NVDR	232,100	161,668
RS PCL NVDR	512,400	211,452
SCB X PCL:
(For. Reg.)	119,800	333,784
NVDR unit	148,200	412,911
SCG Packaging PCL NVDR	510,700	698,026
Siam Cement PCL:
(For. Reg.)	177,000	1,507,373
NVDR	100,900	859,288
Siam Commercial Bank PCL (For. Reg.)	74,700	172,892
Singer Thailand PCL:
NVDR	159,700	152,165
rights (a)(b)	111,475	5,247
Sino-Thai Engineering & Construction PCL (For. Reg.)	521,300	160,316
Sri Trang Agro-Industry PCL (For. Reg.)	263,160	132,808
Sri Trang Gloves Thailand PCL (For. Reg.)	279,400	81,518
Srisawad Corp. PCL (For. Reg.)	187,130	201,665
Star Petroleum Refining PCL (For. Reg.)	469,800	146,948
STARK Corp. PCL unit (a)	2,083,400	175,237
Supalai PCL (For. Reg.)	381,875	210,787
Thai Airways International PCL (For. Reg.) (a)(b)	126,000	10,995
Thai Oil PCL:
(For. Reg.)	284,697	407,832
NVDR	212,300	304,123
Thai Union Frozen Products PCL:
(For. Reg.)	817,400	386,732
rights (a)(b)	23,178	10,726
Thai Vegetable Oil PCL	155,980	116,847
Thonburi Healthcare Group PCL NVDR	142,200	252,293
Thoresen Thai Agencies PCL NVDR	849,600	167,486
TQM Alpha PCL (For. Reg.)	174,000	171,507
True Corp. PCL:
(For. Reg.)	2,301,300	300,025
NVDR	2,352,000	306,635
TTW PCL (For. Reg.)	454,400	103,911
VGI PCL:
(For. Reg.)	2,099,130	200,837
warrants (For. Reg.) (a)	513,930	2,296
Vibhavadi Medical Center PCL NVDR unit	3,553,800	267,154
WHA Corp. PCL (For. Reg.)	1,819,200	188,399
TOTAL THAILAND		52,278,475
Turkey - 0.2%
Akbank TAS	1,106,482	869,053
Aksa Akrilik Kimya Sanayii	67,557	252,782
Aksa Enerji Uretim A/S	164,063	364,893
Anadolu Efes Biracilik Ve Malt Sanayii A/S	115,435	297,421
Aselsan A/S	254,595	440,687
Bim Birlesik Magazalar A/S JSC	181,586	1,307,199
Coca-Cola Icecek Sanayi A/S	44,085	407,356
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	1,009,940	239,270
Eregli Demir ve Celik Fabrikalari T.A.S.	548,114	874,544
Ford Otomotiv Sanayi A/S	28,470	555,199
Haci Omer Sabanci Holding A/S	446,686	804,859
Hektas Ticaret A/S (a)	420,732	647,341
Is Gayrimenkul Yatirim Ortakligi A/S (a)	165,114	67,592
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S Class D	384,922	247,526
Koc Holding A/S	258,317	771,582
Petkim Petrokimya Holding A/S (a)	653,396	471,770
TAV Havalimanlari Holding A/S (a)	83,235	350,571
Tekfen Holding A/S	93,195	165,019
Turk Hava Yollari AO (a)	215,639	1,173,522
Turk Sise ve Cam Fabrikalari A/S	526,747	940,061
Turkcell Iletisim Hizmet A/S	433,832	597,577
Turkiye Is Bankasi A/S Series C	1,374,149	688,025
Turkiye Petrol Rafinerileri A/S (a)	42,697	869,343
TOTAL TURKEY		13,403,192
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	943,859	2,428,321
Abu Dhabi Islamic Bank	496,146	1,283,218
Abu Dhabi National Oil Co. for Distribution PJSC	1,077,552	1,323,068
Air Arabia PJSC (a)	858,937	477,044
Al Yah Satellite Communications Co. PJSC (Yahsat)	450,464	336,030
Aldar Properties PJSC	1,274,216	1,498,629
Aramex Co.	319,813	316,060
Dana Gas PJSC	1,508,561	386,063
Dubai Investments Ltd.	797,950	473,587
Dubai Islamic Bank Pakistan Ltd.	973,213	1,542,049
Emaar Properties PJSC (a)	1,333,649	2,200,298
Emirates NBD Bank PJSC	639,448	2,306,685
Emirates Telecommunications Corp.	1,175,975	8,260,095
First Abu Dhabi Bank PJSC	1,484,565	7,234,683
TOTAL UNITED ARAB EMIRATES		30,065,830
United Kingdom - 9.2%
3i Group PLC	326,980	4,354,844
A.G. Barr PLC	46,358	238,703
Abcam PLC (a)	75,037	1,161,525
Abrdn PLC (c)	733,993	1,338,372
Admiral Group PLC	60,985	1,410,641
Advanced Medical Solutions Group PLC	84,043	263,119
Airtel Africa PLC (d)	320,765	416,042
AJ Bell PLC	113,269	421,905
Alpha FX Group PLC	11,696	254,846
Alphawave IP Group PLC (a)	102,089	132,061
Anglo American PLC (United Kingdom)	428,650	12,839,875
Antofagasta PLC	133,605	1,801,080
Ascential PLC (a)	167,046	367,811
Ashmore Group PLC	177,093	419,178
Ashtead Group PLC	149,404	7,795,811
ASOS PLC (a)(c)	23,502	151,875
Associated British Foods PLC	119,425	1,851,003
Assura PLC	968,577	621,473
Aston Martin Lagonda Global Holdings PLC (a)(d)	176,461	213,698
AstraZeneca PLC (United Kingdom)	522,480	61,303,724
Auction Technology Group PLC (a)	29,363	251,541
Auto Trader Group PLC (d)	319,601	1,913,062
Avacta Group PLC (a)(c)	89,523	129,358
Avacta Group PLC rights (a)	734	261
Aveva Group PLC	40,623	1,453,497
Aviva PLC	952,586	4,569,201
Avon Protection PLC	12,054	143,765
Babcock International Group PLC (a)	93,012	293,972
BAE Systems PLC	1,064,684	9,958,596
Balfour Beatty PLC	235,869	807,697
Bank of Georgia Group PLC	14,643	356,843
Barclays PLC	5,589,186	9,497,446
Barratt Developments PLC	342,136	1,475,664
Beazley PLC	207,077	1,483,037
Bellway PLC	41,496	882,750
Berkeley Group Holdings PLC	37,263	1,483,270
Biffa PLC (d)	115,789	546,285
Big Yellow Group PLC	57,877	747,364
Bodycote PLC	70,348	399,826
BP PLC	6,510,366	36,019,304
Bridgepoint Group Holdings Ltd. (d)	228,107	521,355
British American Tobacco PLC (United Kingdom)	719,978	28,434,431
British Land Co. PLC	289,680	1,215,538
Britvic PLC	99,830	832,879
BT Group PLC	2,339,596	3,482,597
Bunzl PLC	112,599	3,668,542
Burberry Group PLC	133,935	2,787,779
Bytes Technology Group PLC	83,696	344,769
Capita Group PLC (a)	733,065	204,285
Capital & Counties Properties PLC	259,204	318,360
Capricorn Energy PLC (a)	113,801	323,135
Carnival PLC (a)(c)	50,155	398,499
Central Asia Metals PLC	99,540	244,857
Centrica PLC	1,983,764	1,743,090
Ceres Power Holdings PLC (a)(c)	44,550	167,473
Chemring Group PLC	112,078	388,164
Civitas Social Housing PLC	229,221	156,671
Clarkson PLC	11,419	362,085
Close Brothers Group PLC	54,053	608,722
Coats Group PLC	505,350	350,619
Compass Group PLC	598,736	12,610,474
Computacenter PLC	28,463	590,809
ContourGlobal PLC (d)	72,106	209,209
ConvaTec Group PLC (d)	561,040	1,402,613
Countryside Partnerships PLC (a)(d)	163,218	397,941
Craneware PLC	10,056	213,346
Cranswick PLC	18,332	625,228
Crest Nicholson Holdings PLC	91,112	211,064
Croda International PLC	47,333	3,669,428
Currys PLC	420,308	314,270
Custodian (REIT) PLC	176,590	179,224
CVS Group PLC	28,279	613,258
Darktrace PLC (a)(c)	72,741	298,224
Dechra Pharmaceuticals PLC	36,898	1,108,643
Deliveroo PLC Class A (a)(d)	364,838	364,674
Derwent London PLC	33,650	835,084
Diageo PLC	769,490	31,666,449
Diploma PLC	43,037	1,226,961
Direct Line Insurance Group PLC	449,533	1,040,328
Diversified Gas & Oil PLC	306,360	441,978
Domino's Pizza UK & IRL PLC	143,548	372,372
Dr. Martens Ltd.	209,042	596,447
Drax Group PLC	136,388	814,895
DS Smith PLC	480,766	1,599,996
Dunelm Group PLC	44,750	444,938
easyJet PLC (a)	98,150	392,154
Elementis PLC (a)	238,315	252,802
EMIS Group PLC	19,237	409,893
Empiric Student Property PLC	222,673	209,396
Energean PLC	43,885	720,184
EnQuest PLC (a)	559,342	173,192
Ergomed PLC (a)	16,701	234,812
Essentra PLC	121,631	313,844
Euromoney Institutional Invest	36,401	604,463
FD Technologies PLC (a)	8,620	132,860
Ferrexpo PLC	111,827	130,936
Fever-Tree Drinks PLC	37,731	413,444
Firstgroup PLC	261,194	315,113
Forterra PLC (d)	97,535	244,399
Frasers Group PLC (a)	59,175	439,406
Frontier Developments PLC (a)(c)	11,742	178,556
Future PLC	39,346	549,586
Games Workshop Group PLC	11,482	842,724
Gamma Communications PLC	30,771	375,466
GB Group PLC	82,434	359,423
Genuit Group PLC	92,438	270,850
Genus PLC	22,867	669,758
Grainger Trust PLC	275,790	717,946
Great Portland Estates PLC	75,983	447,886
Greatland Gold PLC (a)	1,574,632	142,296
Greggs PLC	38,011	879,667
GSK PLC	1,372,423	22,481,796
Haleon PLC (a)	1,717,945	5,279,973
Halfords Group PLC	91,018	184,021
Halma PLC	128,500	3,116,744
Hammerson PLC	1,404,461	308,034
Harbour Energy PLC	157,018	680,478
Hargreaves Lansdown PLC	122,506	1,072,219
Hays PLC	634,382	799,533
Helical PLC	38,661	146,310
Helios Towers PLC (a)	271,674	391,002
Hikma Pharmaceuticals PLC	57,039	817,000
Hill & Smith Holdings PLC	31,599	358,029
Hochschild Mining PLC	142,669	87,287
Home (REIT) PLC	393,171	379,197
HomeServe PLC	100,584	1,368,048
Howden Joinery Group PLC	195,511	1,152,450
HSBC Holdings PLC (United Kingdom)	6,768,868	34,738,193
Hunting PLC	53,748	164,882
Ibstock PLC (d)	164,143	292,712
IG Group Holdings PLC	138,115	1,259,995
IMI PLC	90,885	1,279,907
Impax Asset Management Group PLC	33,185	254,979
Imperial Brands PLC	299,525	7,296,159
Inchcape PLC	126,812	1,081,984
Indivior PLC (a)	48,582	924,293
Informa PLC	489,415	3,118,367
IntegraFin Holdings PLC	106,810	308,674
InterContinental Hotel Group PLC	61,838	3,322,602
Intermediate Capital Group PLC	98,820	1,203,530
International Distributions Services PLC	268,489	622,888
Intertek Group PLC	54,847	2,298,313
Investec PLC	236,328	1,188,427
IP Group PLC	381,769	258,309
ITM Power PLC (a)(c)	158,930	150,657
ITV PLC	1,230,908	945,776
J Sainsbury PLC	598,935	1,335,082
J.D. Wetherspoon PLC (a)	38,204	197,594
JD Sports Fashion PLC	876,554	979,498
Jet2 PLC (a)	53,025	516,755
John Wood Group PLC (a)	242,809	389,556
Johnson Matthey PLC	62,274	1,381,539
Johnson Service Group PLC	188,319	200,199
Jupiter Fund Management PLC	239,030	284,536
Just Group PLC	391,667	260,515
Kainos Group PLC	28,673	406,753
Keller Group PLC	31,287	225,326
Keywords Studios PLC	25,080	693,158
Kingfisher PLC	679,014	1,705,978
Land Securities Group PLC	233,100	1,524,788
Learning Technologies Group PLC	203,256	250,809
Legal & General Group PLC	2,007,248	5,369,915
Liontrust Asset Management PLC	27,203	266,417
Lloyds Banking Group PLC	23,302,231	11,191,315
London Stock Exchange Group PLC	110,440	9,573,165
Londonmetric Properity PLC	330,139	707,610
LXI REIT PLC	622,258	869,171
M&G PLC	867,575	1,743,126
Marks & Spencer Group PLC (a)	679,707	822,360
Marlowe PLC (a)	30,093	276,085
Marshalls PLC	85,386	247,152
Marston's PLC (a)	428,747	172,385
Mediclinic International PLC (London)	131,974	750,685
Melrose Industries PLC	1,474,670	1,976,956
Micro Focus International PLC	113,874	678,989
Mitchells & Butlers PLC (a)	99,019	131,951
Mitie Group PLC	590,018	483,116
Mondi PLC	164,056	2,751,539
Moneysupermarket.com Group PLC	198,400	417,281
Moonpig Group PLC (a)	76,715	121,144
Morgan Advanced Materials PLC	108,347	305,661
Morgan Sindall PLC	17,201	303,782
National Express Group PLC Class L (a)	183,651	356,354
National Grid PLC	1,215,686	13,245,053
NatWest Group PLC	1,782,432	4,799,530
NCC Group Ltd.	116,431	265,711
Network International Holdings PLC (a)(d)	205,150	764,615
Next Fifteen Communications Group PLC	29,754	299,590
Next PLC	43,811	2,476,451
Ninety One PLC	148,065	345,715
NMC Health PLC (a)	17,953	359
Ocado Group PLC (a)	196,329	1,064,358
OSB Group PLC	150,570	716,250
Oxford Nanopore Technologies Ltd.	117,893	354,899
Pagegroup PLC	123,858	599,694
Pan African Resources PLC	881,934	171,129
Pantheon Resources PLC (a)(c)	252,378	289,717
Paragon Banking Group PLC	103,143	506,257
Pearson PLC	224,070	2,476,673
Pennon Group PLC	91,850	882,169
Persimmon PLC	106,778	1,598,012
Pets At Home Group PLC	174,470	575,837
Phoenix Group Holdings PLC	251,638	1,565,250
Premier Foods PLC	233,902	277,895
Primary Health Properties PLC	461,427	587,902
Provident Financial PLC	90,630	169,725
Prudential PLC	928,680	8,627,132
PZ Cussons PLC Class L	109,733	251,684
QinetiQ Group PLC	202,915	836,334
Quilter PLC (d)	461,551	511,628
Rathbone Brothers PLC	22,276	478,734
Reach PLC	121,788	128,284
Reckitt Benckiser Group PLC	240,300	15,947,274
Redde Northgate PLC	89,139	340,408
Redrow PLC	119,061	571,553
RELX PLC (London Stock Exchange)	645,905	17,349,328
Renewi PLC (a)	35,482	215,254
Renishaw PLC	14,002	562,333
Rentokil Initial PLC	843,169	5,261,468
Restore PLC	50,039	206,585
Rightmove PLC	283,960	1,599,034
Rio Tinto PLC	379,137	19,814,326
Rolls-Royce Holdings PLC (a)	2,838,894	2,546,101
Rotork PLC	301,253	885,112
RS GROUP PLC	162,059	1,781,365
RWS Holdings PLC	107,068	375,969
S4 Capital PLC (a)	100,305	202,107
Sabre Insurance Group PLC (d)	101,037	104,051
Safestore Holdings PLC	71,199	737,717
Sage Group PLC	332,696	2,773,002
Savills PLC	48,716	461,186
Schroders PLC	243,826	1,095,270
Segro PLC	404,514	3,641,589
Senior Engineering Group PLC	166,722	248,556
Serco Group PLC	410,964	770,094
Serica Energy PLC	71,053	244,451
Severn Trent PLC	84,306	2,419,953
Shaftesbury PLC	65,984	278,165
Shell PLC (London)	2,505,788	69,414,356
Smart Metering Systems PLC	45,791	384,396
Smith & Nephew PLC	295,099	3,487,160
Smiths Group PLC	128,430	2,298,359
Softcat PLC	44,975	577,666
Spectris PLC	36,810	1,274,854
Spirax-Sarco Engineering PLC	24,908	3,070,683
Spire Healthcare Group PLC (a)(d)	137,683	342,632
Spirent Communications PLC	212,500	633,607
SSE PLC	358,622	6,408,893
SSP Group PLC (a)	278,789	646,784
St. James's Place PLC	184,044	2,247,807
Standard Chartered PLC (United Kingdom)	848,619	5,062,567
SThree PLC	56,708	241,922
Supermarket Income (REIT) PLC	411,666	483,901
Synthomer PLC	134,387	173,379
Tate & Lyle PLC	132,235	1,063,046
Taylor Wimpey PLC	1,192,854	1,282,878
TBC Bank Group PLC	13,946	301,313
Team17 Group PLC (a)	40,289	190,589
Telecom Plus PLC	21,864	532,815
Tesco PLC	2,542,576	6,279,869
The Restaurant Group PLC (a)	308,699	112,577
The Weir Group PLC	88,375	1,543,030
THG PLC (a)	228,436	139,368
TI Fluid Systems PLC (d)	144,328	229,735
TORM PLC	10,104	270,627
Trainline PLC (a)(d)	166,157	633,956
Travis Perkins PLC	72,949	688,337
Tritax Big Box REIT PLC	620,482	998,331
Tullow Oil PLC (a)	438,102	203,478
Tyman PLC	90,868	200,287
Unilever PLC	859,890	39,085,749
Unite Group PLC	113,481	1,159,547
United Utilities Group PLC	229,051	2,468,300
Urban Logistics REIT PLC	167,435	252,499
Vesuvius PLC	79,348	308,659
Victoria PLC (a)(c)	23,616	136,497
Victrex PLC	31,978	606,194
Virgin Money UK PLC	435,577	679,846
Vistry Group PLC	73,829	510,543
Vodafone Group PLC	8,972,004	10,473,941
Volution Group PLC	78,011	276,441
Warehouse (REIT) PLC	247,006	339,920
WH Smith PLC (a)	46,066	621,791
Whitbread PLC	68,255	2,008,888
Wickes Group PLC	112,155	163,089
Workspace Group PLC	61,232	287,484
YouGov PLC	36,770	376,980
TOTAL UNITED KINGDOM		734,268,505
United States of America - 0.2%
360 DigiTech, Inc. ADR	38,088	386,974
5E Advanced Materials, Inc. unit (a)	93,949	120,790
Coca-Cola European Partners PLC	69,618	3,275,527
Coronado Global Resources, Inc. unit (d)	275,456	327,724
Dada Nexus Ltd. ADR (a)	26,232	81,057
Fiverr International Ltd. (a)	10,866	336,303
Legend Biotech Corp. ADR (a)	17,499	871,800
Li Auto, Inc. ADR (a)	183,504	2,499,324
Nano-X Imaging Ltd. (a)(c)	14,961	212,446
Resolute Forest Products, Inc. (a)	17,064	355,102
Southern Copper Corp.	28,813	1,353,347
Yum China Holdings, Inc.	143,209	5,921,692
TOTAL UNITED STATES OF AMERICA		15,742,086
TOTAL COMMON STOCKS (Cost $9,156,421,704)		7,849,026,423

Nonconvertible Preferred Stocks - 1.0%
	Shares	Value ($)
Brazil - 0.5%
Alpargatas SA (PN)	77,400	329,049
Azul SA (a)	101,900	318,197
Banco ABC Brasil SA Series A	52,789	211,136
Banco Bradesco SA (PN)	1,693,152	6,509,728
Banco do Estado Rio Grande do Sul SA Class B	92,900	209,882
Banco Pan SA	188,900	282,683
Bradespar SA (PN)	112,056	520,853
Braskem SA Class A	65,600	428,105
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	102,911	1,062,281
Companhia Energetica de Minas Gerais (CEMIG) (PN)	473,494	1,042,228
Companhia Paranaense de Energia-COPEL (PN-B)	467,200	669,302
Gerdau SA	391,103	1,949,647
Gol Linhas Aereas Inteligentes SA (PN) (a)	92,946	172,919
Itau Unibanco Holding SA	1,633,860	9,615,593
Itausa-Investimentos Itau SA (PN)	1,559,063	3,241,571
Metalurgica Gerdau SA (PN)	260,200	566,692
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	1,707,686	9,855,023
Unipar Carbocloro SA	17,790	367,785
TOTAL BRAZIL		37,352,674
Chile - 0.0%
Embotelladora Andina SA Class B	156,427	273,561
Sociedad Quimica y Minera de Chile SA (PN-B)	48,284	4,595,552
TOTAL CHILE		4,869,113
Colombia - 0.0%
Bancolombia SA (PN)	130,824	827,790
Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	39,187	2,892,874
Dr. Ing. h.c. F. Porsche AG Series F (a)	37,948	3,881,469
Draegerwerk AG & Co. KGaA (non-vtg.)	4,111	165,555
Einhell Germany AG	1,402	192,311
Fuchs Petrolub AG	24,402	699,343
Henkel AG & Co. KGaA	48,639	3,064,190
Jungheinrich AG	17,747	441,619
Porsche Automobil Holding SE (Germany)	50,642	2,829,485
Sartorius AG (non-vtg.)	8,223	2,901,930
Sixt SE Preference Shares	3,271	190,721
Sto SE & Co. KGaA	1,245	160,440
Volkswagen AG	59,312	7,592,021
TOTAL GERMANY		25,011,958
Italy - 0.0%
Danieli & C. Officine Meccaniche SpA	21,782	299,212
Korea (South) - 0.2%
Daishin Securities Co. Ltd.	17,082	157,976
Hyundai Motor Co.	5,432	298,370
Hyundai Motor Co. Series 2	18,520	1,035,434
LG Chemical Ltd.	4,504	911,958
LG H & H Co. Ltd.	1,118	219,712
Samsung Electronics Co. Ltd.	284,458	10,622,433
TOTAL KOREA (SOUTH)		13,245,883
Russia - 0.0%
Surgutneftegas OJSC (b)	1,961,555	51,177
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $91,795,136)		81,657,807

Government Obligations - 0.1%
	Principal Amount (e)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (f) (Cost $11,167,505)	11,200,000	11,093,312

Money Market Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	50,469,204	50,479,298
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	54,398,562	54,404,001
TOTAL MONEY MARKET FUNDS (Cost $104,883,299)		104,883,299

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $9,364,267,644)	8,046,660,841
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(27,811,520)
NET ASSETS - 100.0%	8,018,849,321

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	628	Dec 2022	55,135,260	2,641,569	2,641,569
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	554	Dec 2022	23,644,720	(266,360)	(266,360)
TME S&P/TSX 60 Index Contracts (Canada)	42	Dec 2022	7,260,865	363,069	363,069

TOTAL FUTURES CONTRACTS					2,738,278
The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $204,132,831 or 2.5% of net assets.

(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,232,297.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	-	2,065,181,007	2,014,701,709	1,978,293	-	-	50,479,298	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	53,637,748	327,436,017	326,669,764	1,461,660	-	-	54,404,001	0.2%
Total	53,637,748	2,392,617,024	2,341,371,473	3,439,953	-	-	104,883,299

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	430,309,612	198,763,456	230,678,547	867,609
Consumer Discretionary	854,679,959	441,983,885	412,579,630	116,444
Consumer Staples	687,421,484	340,228,499	347,154,729	38,256
Energy	502,396,052	304,593,554	196,956,304	846,194
Financials	1,551,465,818	1,052,903,907	498,210,154	351,757
Health Care	759,187,819	303,306,078	455,771,893	109,848
Industrials	1,073,029,741	707,781,832	365,189,084	58,825
Information Technology	858,249,239	528,619,901	329,629,338	-
Materials	685,918,473	488,381,197	196,449,427	1,087,849
Real Estate	260,066,035	235,092,275	24,870,062	103,698
Utilities	267,959,998	174,350,590	93,474,656	134,752

Government Obligations	11,093,312	-	11,093,312	-

Money Market Funds	104,883,299	104,883,299	-	-
Total Investments in Securities:	8,046,660,841	4,880,888,473	3,162,057,136	3,715,232
Derivative Instruments:

Assets
Futures Contracts	3,004,638	3,004,638	-	-
Total Assets	3,004,638	3,004,638	-	-

Liabilities
Futures Contracts	(266,360)	(266,360)	-	-
Total Liabilities	(266,360)	(266,360)	-	-
Total Derivative Instruments:	2,738,278	2,738,278	-	-

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$2,895,481
Net Realized Gain (Loss) on Investment Securities	(864,591)
Net Unrealized Gain (Loss) on Investment Securities	(92,066,596)
Cost of Purchases	10,310,579
Proceeds of Sales	(3,801,560)
Amortization/Accretion	-
Transfers into Level 3	87,393,057
Transfers out of Level 3	(151,138)
Ending Balance	$3,715,232
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(92,296,716)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	3,004,638	(266,360)
Total Equity Risk	3,004,638	(266,360)
Total Value of Derivatives	3,004,638	(266,360)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $47,227,196) - See accompanying schedule:
Unaffiliated issuers (cost $9,259,384,345)	$7,941,777,542
Fidelity Central Funds (cost $104,883,299)	104,883,299

Total Investment in Securities (cost $9,364,267,644)		$8,046,660,841
Foreign currency held at value (cost $5,128,463)		5,045,706
Receivable for investments sold		1,063,402
Receivable for fund shares sold		8,978,232
Dividends receivable		16,100,814
Reclaims receivable		11,844,025
Distributions receivable from Fidelity Central Funds		471,132
Other receivables		40,287
Total assets		8,090,204,439
Liabilities
Payable for investments purchased	$21,247
Payable for fund shares redeemed	5,305,109
Accrued management fee	397,770
Payable for daily variation margin on futures contracts	537,353
Other payables and accrued expenses	10,688,355
Collateral on securities loaned	54,405,284
Total Liabilities		71,355,118
Net Assets		$8,018,849,321
Net Assets consist of:
Paid in capital		$9,348,438,411
Total accumulated earnings (loss)		(1,329,589,090)
Net Assets		$8,018,849,321
Net Asset Value , offering price and redemption price per share ($8,018,849,321 ÷ 740,834,308 shares)		$10.82

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$268,849,327
Non-Cash dividends		17,175,004
Interest		105,085
Income from Fidelity Central Funds (including $1,461,660 from security lending)		3,439,953
Income before foreign taxes withheld		289,569,369
Less foreign taxes withheld		(26,574,415)
Total Income		262,994,954
Expenses
Management fee	$5,099,754
Independent trustees' fees and expenses	27,910
Interest	249
Total expenses before reductions	5,127,913
Expense reductions	(1,667)
Total expenses after reductions		5,126,246
Net Investment income (loss)		257,868,708
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $150,914)	(23,834,679)
Foreign currency transactions	(3,535,431)
Futures contracts	(54,396,111)
Total net realized gain (loss)		(81,766,221)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,664,700)	(2,622,760,828)
Assets and liabilities in foreign currencies	(1,764,217)
Futures contracts	2,735,041
Total change in net unrealized appreciation (depreciation)		(2,621,790,004)
Net gain (loss)		(2,703,556,225)
Net increase (decrease) in net assets resulting from operations		$(2,445,687,517)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$257,868,708	$177,250,777
Net realized gain (loss)	(81,766,221)	(9,815,269)
Change in net unrealized appreciation (depreciation)	(2,621,790,004)	1,329,118,103
Net increase (decrease) in net assets resulting from operations	(2,445,687,517)	1,496,553,611
Distributions to shareholders	(217,671,505)	(90,362,587)
Share transactions
Proceeds from sales of shares	3,856,408,422	4,282,334,390
Reinvestment of distributions	206,193,841	85,865,324
Cost of shares redeemed	(1,938,049,642)	(1,873,000,573)
Net increase (decrease) in net assets resulting from share transactions	2,124,552,621	2,495,199,141
Total increase (decrease) in net assets	(538,806,401)	3,901,390,165

Net Assets
Beginning of period	8,557,655,722	4,656,265,557
End of period	$8,018,849,321	$8,557,655,722

Other Information
Shares
Sold	300,730,591	299,302,742
Issued in reinvestment of distributions	14,892,066	6,485,296
Redeemed	(152,548,294)	(131,651,107)
Net increase (decrease)	163,074,363	174,136,931

Financial Highlights
Fidelity® Total International Index Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.81	$11.54	$12.09	$11.14	$12.39
Income from Investment Operations
Net investment income (loss) A,B	.38	.35	.27	.37	.34
Net realized and unrealized gain (loss)	(4.00)	3.14	(.50)	.81	(1.36)
Total from investment operations	(3.62)	3.49	(.23)	1.18	(1.02)
Distributions from net investment income	(.37)	(.22)	(.32)	(.23)	(.17)
Distributions from net realized gain	-	-	-	-	(.06)
Total distributions	(.37)	(.22)	(.32)	(.23)	(.23)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$10.82	$14.81	$11.54	$12.09	$11.14
Total Return D	(25.01)%	30.47%	(1.97)%	10.88%	(8.42)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.06%	.06%	.06%	.06%	.06%
Expenses net of fee waivers, if any	.06%	.06%	.06%	.06%	.06%
Expenses net of all reductions	.06%	.06%	.06%	.06%	.06%
Net investment income (loss)	3.04%	2.47%	2.41%	3.25%	2.81%
Supplemental Data
Net assets, end of period (000 omitted)	$8,018,849	$8,557,656	$4,656,266	$3,254,707	$589,295
Portfolio turnover rate G	3% H	5%	4%	4%	3%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Total International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind,   partnerships, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$745,314,277
Gross unrealized depreciation	(2,124,744,767)
Net unrealized appreciation (depreciation)	$(1,379,430,490)
Tax Cost	$9,426,454,399

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$185,862,882
Capital loss carryforward	$(123,525,260)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,381,238,348)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(44,289,716)
Long-term	(79,235,544)
Total capital loss carryforward	$(123,525,260)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$217,671,505	$ 90,362,587
Total	$217,671,505	$ 90,362,587

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total International Index Fund	2,442,347,329	274,908,293

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Total International Index Fund	13,066,155	51,582,020	176,131,768

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .06% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Total International Index Fund	Borrower	$14,441,000.31%		$249

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total International Index Fund	$153,741	$705	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,667.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Total International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Total International Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® Total International Index Fund	.06%
Actual		$ 1,000	$ 860.10	$ .28
Hypothetical- B		$ 1,000	$ 1,024.90	$ .31

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 71% and 75% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity Total International Index Fund	12/06/21	$0.3890	$0.0350
Fidelity Total International Index Fund	12/29/21	$0.0056	$0.0000

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity and Geode had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.
The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one-, three-, and five-year periods. No performance peer group information was considered by the Board as Fidelity advised the Board that the peer group, which is created by a third-party provider, includes a number of actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

At its September 2022 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective October 1, 2022) that reduced the sub-advisory fee rate that FMR pays to Geode.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for 2021.

Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9879613.106
TI1-I-ANN-1222
Fidelity® SAI International Value Index Fund

Annual Report
October 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Life of Fund A
Fidelity® SAI International Value Index Fund	-16.93%	-2.24%

A     From December 19, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Value Index Fund on December 19, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Value Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

13,000
12,000
11,000
10,000
9,000
8,000
$6,900
2018
2019
2020
2021
2022
Period Ending Values
$8,956 Fidelity® SAI International Value Index Fund
$9,158 Fidelity International Value Focus Index℠
$9,645 MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year, the fund returned -16.93%, roughly in line with the -16.53% result of the benchmark, the Fidelity International Value Focus Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) By region, Europe ex U.K. returned -21% and detracted most, followed by Japan (-15%). By sector, stocks in consumer discretionary returned -29% and detracted most, followed by financials, which returned about -17%. Industrials returned -17%, hampered by the capital goods industry (-17%), and information technology (-31%) also detracted. Health care (-14%) and materials (-14%) hampered the fund's result. Other notable detractors included the communication services (-14%) and real estate (-34%) sectors, alongside utilities (-16%) and consumer staples (-3%). In contrast, energy gained about 12% and contributed. Turning to individual stocks, the biggest individual detractor was BNP Paribas (-26%), from the banks industry, followed by Koninklijke Philips (-60%), which is in the health care equipment & services category. Within banks, Barclays returned roughly -36% and hurt. Other detractors were Mercedes-Benz (-24%), a stock in the automobiles & components segment, and Ericsson (-48%), from the technology hardware & equipment group. Conversely, the biggest individual contributor was BHP (+9%), from the materials sector. British American Tobacco, within the food, beverage & tobacco segment, advanced roughly 21% and lifted the fund. In energy, TotalEnergies (+13%) and Shell (+24%) helped. Another notable contributor was Bayer (+17%), a stock in the pharmaceuticals, biotechnology & life sciences category.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Novartis AG (Switzerland, Pharmaceuticals)	3.4
Sanofi SA (France, Pharmaceuticals)	2.8
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.7
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	2.1
Shell PLC (London) (United Kingdom, Oil, Gas & Consumable Fuels)	1.9
BNP Paribas SA (France, Banks)	1.9
Rio Tinto PLC (United Kingdom, Metals & Mining)	1.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.7
Bayer AG (Germany, Pharmaceuticals)	1.6
BHP Group Ltd. (Australia, Metals & Mining)	1.6
21.5

Market Sectors (% of Fund's net assets)

Financials	19.4
Industrials	14.4
Health Care	11.5
Consumer Discretionary	10.4
Materials	8.9
Consumer Staples	8.7
Energy	7.3
Communication Services	6.7
Information Technology	5.5
Utilities	3.2
Real Estate	3.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 99.1%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
Australia - 4.3%
AGL Energy Ltd.	882,032	3,842,146
Aurizon Holdings Ltd.	2,711,607	6,278,815
Bendigo & Adelaide Bank Ltd.	832,345	4,797,009
BHP Group Ltd.	2,825,704	67,526,764
BlueScope Steel Ltd.	693,261	6,975,380
Fortescue Metals Group Ltd.	1,802,237	16,978,884
New Hope Corp. Ltd.	735,705	2,658,854
Rio Tinto Ltd.	546,852	30,851,820
Sonic Healthcare Ltd.	707,242	14,824,733
South32 Ltd.	6,818,308	15,643,035
Whitehaven Coal Ltd.	1,408,718	8,136,811
TOTAL AUSTRALIA		178,514,251
Austria - 0.5%
Erste Group Bank AG	508,532	12,532,744
OMV AG	212,132	9,777,584
TOTAL AUSTRIA		22,310,328
Belgium - 1.8%
Anheuser-Busch InBev SA NV	1,404,851	70,271,226
Sofina SA	23,209	4,529,918
TOTAL BELGIUM		74,801,144
Bermuda - 0.4%
Jardine Matheson Holdings Ltd.	358,133	16,481,281
Cayman Islands - 0.9%
CK Asset Holdings Ltd.	2,898,500	16,025,543
CK Hutchison Holdings Ltd.	3,954,000	19,682,354
TOTAL CAYMAN ISLANDS		35,707,897
Denmark - 1.2%
A.P. Moller - Maersk A/S Series B	12,378	25,859,781
Danske Bank A/S	998,572	16,116,475
Pandora A/S	140,684	7,414,838
TOTAL DENMARK		49,391,094
Finland - 1.2%
Fortum Corp.	641,203	9,026,613
Kojamo OYJ	262,135	3,411,753
Nokia Corp.	7,971,796	35,426,010
TietoEVRY Oyj	155,263	3,704,009
TOTAL FINLAND		51,568,385
France - 13.2%
BNP Paribas SA	1,672,871	78,447,480
Bouygues SA	309,915	8,842,240
Carrefour SA	863,705	13,901,725
Compagnie de St. Gobain	766,122	31,319,811
Compagnie Generale des Etablissements Michelin SCA Series B	1,051,995	26,809,106
Credit Agricole SA	2,005,904	18,200,894
Dassault Aviation SA	34,438	5,118,616
Eiffage SA	115,494	10,448,096
Elis SA	289,082	3,316,806
Engie SA	2,726,504	35,426,464
Eurazeo SA	77,028	4,399,905
Orange SA	2,782,223	26,508,785
Publicis Groupe SA	347,781	19,477,265
Renault SA (a)	304,947	9,393,512
Rexel SA	361,676	6,471,203
Sanofi SA	1,362,049	117,215,027
SCOR SE	240,444	3,617,746
Societe Generale Series A	1,164,355	26,706,858
TotalEnergies SE	1,586,167	86,530,750
Valeo SA	339,479	5,599,330
Vivendi SA	1,192,134	9,757,594
TOTAL FRANCE		547,509,213
Germany - 12.1%
Bayer AG	1,292,192	67,944,844
Bayerische Motoren Werke AG (BMW)	552,819	43,391,837
Continental AG	159,103	8,240,850
Covestro AG (b)	284,610	9,661,381
Daimler Truck Holding AG (a)	763,762	20,379,271
Deutsche Bank AG	3,044,638	29,065,622
Deutsche Post AG	1,460,242	51,619,304
Deutsche Telekom AG	3,263,022	61,591,169
E.ON SE	3,307,367	27,695,871
Fresenius Medical Care AG & Co. KGaA	293,535	8,119,355
Fresenius SE & Co. KGaA	600,607	13,821,868
HeidelbergCement AG	213,338	9,810,732
K+S AG	281,958	6,230,502
LEG Immobilien AG	109,173	7,133,701
Mercedes-Benz Group AG (Germany)	1,150,491	66,592,250
RWE AG	991,380	38,199,723
Siemens Energy AG	588,746	6,874,301
Vonovia SE	1,172,395	25,922,376
TOTAL GERMANY		502,294,957
Hong Kong - 1.2%
BOC Hong Kong (Holdings) Ltd.	5,295,500	16,460,632
Henderson Land Development Co. Ltd.	1,925,930	4,715,178
New World Development Co. Ltd.	2,039,000	4,171,694
Sun Hung Kai Properties Ltd.	2,220,000	23,856,835
TOTAL HONG KONG		49,204,339
Ireland - 0.2%
DCC PLC (United Kingdom)	146,121	8,110,464
Israel - 0.2%
Tower Semiconductor Ltd. (a)	152,490	6,525,021
Italy - 2.3%
Banco BPM SpA	2,232,068	6,752,080
Eni SpA	3,718,071	48,832,157
Leonardo SpA	596,185	4,791,210
Telecom Italia SpA (a)	23,458,918	4,589,568
UniCredit SpA	2,564,514	31,803,244
TOTAL ITALY		96,768,259
Japan - 23.7%
AGC, Inc.	335,100	10,513,074
Aisin Seiki Co. Ltd.	269,100	6,904,176
Alfresa Holdings Corp.	298,800	3,438,225
Amada Co. Ltd.	529,000	3,724,826
Brother Industries Ltd.	386,300	6,575,374
Canon, Inc.	1,525,200	32,330,407
Cosmo Energy Holdings Co. Ltd.	118,600	3,050,842
Dai Nippon Printing Co. Ltd.	397,200	7,968,308
Electric Power Development Co. Ltd.	256,200	3,563,143
ENEOS Holdings, Inc.	4,668,200	15,377,009
FUJIFILM Holdings Corp.	588,500	26,988,006
Haseko Corp.	332,300	3,423,677
Honda Motor Co. Ltd.	2,508,400	57,197,730
IHI Corp.	227,900	5,088,456
Iida Group Holdings Co. Ltd.	259,100	3,599,991
INPEX Corp.	1,552,500	15,668,447
Isuzu Motors Ltd.	916,200	10,745,841
Itochu Corp.	2,171,300	56,204,537
Japan Post Holdings Co. Ltd.	3,556,400	23,907,848
Japan Post Insurance Co. Ltd.	294,400	4,349,822
Japan Tobacco, Inc.	1,620,400	27,137,546
JFE Holdings, Inc.	850,800	7,798,785
Kajima Corp.	700,900	6,603,860
Kawasaki Kisen Kaisha Ltd.	347,500	5,283,954
Kyocera Corp.	350,000	17,514,711
Marubeni Corp.	2,530,200	22,171,900
Mazda Motor Corp.	884,200	5,953,286
Mebuki Financial Group, Inc.	1,604,300	3,118,079
Medipal Holdings Corp.	309,800	3,843,983
Mitsubishi Corp.	2,188,700	59,333,869
Mitsui & Co. Ltd.	2,419,400	53,580,041
Mitsui OSK Lines Ltd.	533,200	10,581,884
Mizuho Financial Group, Inc.	3,740,700	40,401,925
NEC Corp.	401,900	13,311,527
NGK Spark Plug Co. Ltd.	252,700	4,605,515
Nippon Steel & Sumitomo Metal Corp.	1,399,900	19,229,266
Nippon Yusen KK	751,500	13,613,026
Nissan Motor Co. Ltd.	3,481,920	11,097,939
Panasonic Holdings Corp.	3,434,400	24,461,909
Renesas Electronics Corp. (a)	2,071,400	17,328,819
Ricoh Co. Ltd.	939,100	6,884,018
SBI Holdings, Inc. Japan	401,000	7,248,986
Screen Holdings Co. Ltd.	68,800	3,789,448
Seiko Epson Corp.	471,000	6,417,472
SoftBank Group Corp.	1,442,300	61,912,490
Sojitz Corp.	306,000	4,515,041
Subaru Corp.	906,500	14,116,149
Sumitomo Chemical Co. Ltd.	2,373,600	7,997,401
Sumitomo Corp.	1,843,500	23,437,831
Sumitomo Forestry Co. Ltd.	281,600	4,412,576
Sumitomo Heavy Industries Ltd.	181,100	3,438,214
Sumitomo Metal Mining Co. Ltd.	402,700	11,288,024
Sumitomo Mitsui Financial Group, Inc.	2,025,100	56,867,980
Taisei Corp.	295,800	8,066,640
Takeda Pharmaceutical Co. Ltd.	2,330,900	61,556,741
Tokyo Electric Power Co., Inc. (a)	1,183,700	3,860,886
Toppan, Inc.	515,200	7,688,415
Tosoh Corp.	478,900	5,214,292
Yamada Holdings Co. Ltd.	1,096,600	3,532,542
Yamaha Motor Co. Ltd.	515,900	10,651,421
Yokohama Rubber Co. Ltd.	197,300	3,088,970
TOTAL JAPAN		983,577,100
Luxembourg - 0.6%
ArcelorMittal SA (Netherlands)	840,537	18,818,618
SES SA (France) (depositary receipt)	564,886	4,007,108
TOTAL LUXEMBOURG		22,825,726
Netherlands - 4.4%
AEGON NV	2,085,284	9,653,118
Heineken Holding NV	161,237	11,010,564
Koninklijke Ahold Delhaize NV	1,540,495	42,961,781
Koninklijke Philips Electronics NV	1,310,081	16,618,236
NN Group NV	456,672	19,338,467
Randstad NV	184,278	9,185,766
Signify NV (b)	189,068	5,242,911
Stellantis NV (Italy)	3,186,428	43,015,169
STMicroelectronics NV (Italy)	864,929	26,896,189
TOTAL NETHERLANDS		183,922,201
New Zealand - 0.1%
Fletcher Building Ltd.	1,153,530	3,447,204
Singapore - 2.3%
Jardine Cycle & Carriage Ltd.	145,553	3,057,888
Oversea-Chinese Banking Corp. Ltd.	5,964,986	51,112,800
United Overseas Bank Ltd.	2,036,482	39,935,533
TOTAL SINGAPORE		94,106,221
Spain - 3.4%
Banco Bilbao Vizcaya Argentaria SA	4,108,649	21,195,674
Banco Santander SA (Spain)	24,740,430	64,107,192
Repsol SA	2,087,773	28,403,063
Telefonica SA	8,308,150	28,639,833
TOTAL SPAIN		142,345,762
Sweden - 4.3%
Castellum AB	422,727	4,835,563
Electrolux AB (B Shares) (c)	332,053	4,097,883
Ericsson (B Shares)	4,526,056	25,161,908
Fastighets AB Balder (a)	929,513	3,493,293
H&M Hennes & Mauritz AB (B Shares) (c)	1,054,366	10,619,745
Industrivarden AB (A Shares)	518,282	11,744,571
Investor AB (B Shares)	3,550,539	57,998,697
Kinnevik AB (B Shares) (a)	357,506	4,419,770
Securitas AB (B Shares) (c)	740,968	6,062,661
Skanska AB (B Shares)	589,609	9,174,259
SSAB AB (A Shares)	1,214,585	5,845,655
Volvo AB (B Shares)	1,975,387	32,331,032
Volvo Car AB	790,064	3,355,260
TOTAL SWEDEN		179,140,297
Switzerland - 3.8%
Adecco SA (Reg.)	248,116	7,765,029
Nestle SA (Reg. S)	67,797	7,380,300
Novartis AG	1,753,340	141,829,022
TOTAL SWITZERLAND		156,974,351
United Kingdom - 17.0%
3i Group PLC	1,433,763	19,095,400
Abrdn PLC	3,212,501	5,857,713
Anglo American PLC (United Kingdom)	1,785,315	53,477,712
Associated British Foods PLC	524,809	8,134,167
Barclays PLC	23,468,290	39,878,584
Barratt Developments PLC	1,506,333	6,496,952
Bellway PLC	181,904	3,869,669
British American Tobacco PLC (United Kingdom)	2,841,391	112,216,398
British Land Co. PLC	1,381,754	5,798,035
BT Group PLC	10,279,084	15,300,893
Centrica PLC	8,702,479	7,646,678
GSK PLC	1,519,087	24,884,314
Hikma Pharmaceuticals PLC	261,642	3,747,638
Imperial Brands PLC	1,413,628	34,434,704
J Sainsbury PLC	2,589,917	5,773,168
Kingfisher PLC	2,970,876	7,464,132
Land Securities Group PLC	1,106,790	7,239,898
Lloyds Banking Group PLC	104,648,878	50,259,503
Marks & Spencer Group PLC (a)	2,893,280	3,500,504
Micro Focus International PLC	537,076	3,202,387
Persimmon PLC	470,399	7,039,869
Rio Tinto PLC	1,464,844	76,555,169
Segro PLC	1,781,159	16,034,670
Shell PLC (London)	2,920,918	80,914,124
Standard Chartered PLC (United Kingdom)	3,655,324	21,806,397
Taylor Wimpey PLC	5,374,870	5,780,506
Tesco PLC	11,032,813	27,249,774
Tritax Big Box REIT PLC	2,753,036	4,429,526
Vodafone Group PLC	39,479,530	46,088,509
TOTAL UNITED KINGDOM		704,176,993
TOTAL COMMON STOCKS (Cost $4,635,637,259)		4,109,702,488

Government Obligations - 0.1%
	Principal Amount (d)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (e) (Cost $2,891,586)	2,900,000	2,872,376

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	1,842,158	1,842,526
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	16,039,068	16,040,672
TOTAL MONEY MARKET FUNDS (Cost $17,883,198)		17,883,198

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $4,656,412,043)	4,130,458,062
NET OTHER ASSETS (LIABILITIES) - 0.4%	18,260,014
NET ASSETS - 100.0%	4,148,718,076

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	443	Dec 2022	38,893,185	1,756,524	1,756,524

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,904,292 or 0.4% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,118,625.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	45,610,810	1,000,079,147	1,043,847,431	101,304	-	-	1,842,526	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	-	663,501,837	647,461,165	967,893	-	-	16,040,672	0.0%
Total	45,610,810	1,663,580,984	1,691,308,596	1,069,197	-	-	17,883,198

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	277,873,214	19,308,001	258,565,213	-
Consumer Discretionary	422,972,630	154,646,894	268,325,736	-
Consumer Staples	363,971,857	14,511,068	349,460,789	-
Energy	299,349,641	39,001,100	260,348,541	-
Financials	805,728,666	441,087,187	364,641,479	-
Health Care	477,843,986	25,854,579	451,989,407	-
Industrials	603,674,179	389,203,771	214,470,408	-
Information Technology	232,055,306	91,709,586	140,345,720	-
Materials	369,903,420	176,488,483	193,414,937	-
Real Estate	127,068,065	72,573,676	54,494,389	-
Utilities	129,261,524	66,139,189	63,122,335	-

Government Obligations	2,872,376	-	2,872,376	-

Money Market Funds	17,883,198	17,883,198	-	-
Total Investments in Securities:	4,130,458,062	1,508,406,732	2,622,051,330	-
Derivative Instruments:

Assets
Futures Contracts	1,756,524	1,756,524	-	-
Total Assets	1,756,524	1,756,524	-	-
Total Derivative Instruments:	1,756,524	1,756,524	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,756,524	0
Total Equity Risk	1,756,524	0
Total Value of Derivatives	1,756,524	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $14,898,741) - See accompanying schedule:
Unaffiliated issuers (cost $4,638,528,845)	$4,112,574,864
Fidelity Central Funds (cost $17,883,198)	17,883,198

Total Investment in Securities (cost $4,656,412,043)		$4,130,458,062
Receivable for investments sold		918,457
Receivable for fund shares sold		68,465
Dividends receivable		22,046,025
Reclaims receivable		13,326,748
Interest receivable		807
Distributions receivable from Fidelity Central Funds		34,816
Prepaid expenses		6,715
Total assets		4,166,860,095
Liabilities
Payable to custodian bank	$937,633
Payable for fund shares redeemed	159,100
Accrued management fee	506,924
Payable for daily variation margin on futures contracts	342,073
Other payables and accrued expenses	155,617
Collateral on securities loaned	16,040,672
Total Liabilities		18,142,019
Net Assets		$4,148,718,076
Net Assets consist of:
Paid in capital		$4,990,432,875
Total accumulated earnings (loss)		(841,714,799)
Net Assets		$4,148,718,076
Net Asset Value , offering price and redemption price per share ($4,148,718,076 ÷ 541,969,875 shares)		$7.65

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends:
Unaffiliated issuers		$276,646,406
Non-Cash dividends		15,261,007
Interest		25,730
Income from Fidelity Central Funds (including $967,893 from security lending)		1,069,197
Income before foreign taxes withheld		293,002,340
Less foreign taxes withheld		(21,251,592)
Total Income		271,750,748
Expenses
Management fee	$8,202,005
Custodian fees and expenses	500,289
Independent trustees' fees and expenses	18,358
Registration fees	(3,448)
Audit	52,093
Legal	6,221
Interest	137,564
Miscellaneous	23,465
Total Expenses		8,936,547
Net Investment income (loss)		262,814,201
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(414,703,176)
Foreign currency transactions	(3,454,187)
Futures contracts	(13,794,499)
Total net realized gain (loss)		(431,951,862)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(833,759,671)
Assets and liabilities in foreign currencies	(2,149,738)
Futures contracts	1,022,370
Total change in net unrealized appreciation (depreciation)		(834,887,039)
Net gain (loss)		(1,266,838,901)
Net increase (decrease) in net assets resulting from operations		$(1,004,024,700)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$262,814,201	$184,240,516
Net realized gain (loss)	(431,951,862)	300,862,195
Change in net unrealized appreciation (depreciation)	(834,887,039)	591,438,016
Net increase (decrease) in net assets resulting from operations	(1,004,024,700)	1,076,540,727
Distributions to shareholders	(449,845,102)	(51,993,306)
Share transactions
Proceeds from sales of shares	1,108,617,933	2,803,272,597
Reinvestment of distributions	447,410,521	51,615,891
Cost of shares redeemed	(1,938,490,026)	(152,783,351)
Net increase (decrease) in net assets resulting from share transactions	(382,461,572)	2,702,105,137
Total increase (decrease) in net assets	(1,836,331,374)	3,726,652,558

Net Assets
Beginning of period	5,985,049,450	2,258,396,892
End of period	$4,148,718,076	$5,985,049,450

Other Information
Shares
Sold	118,980,904	291,393,514
Issued in reinvestment of distributions	49,328,613	5,908,191
Redeemed	(222,929,982)	(16,184,874)
Net increase (decrease)	(54,620,465)	281,116,831

Financial Highlights
Fidelity® SAI International Value Index Fund

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$10.03	$7.16	$9.19	$8.93	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.42	.38	.24	.37	.28
Net realized and unrealized gain (loss)	(1.99)	2.63	(1.95)	.07	(1.34)
Total from investment operations	(1.57)	3.01	(1.71)	.44	(1.06)
Distributions from net investment income	(.46)	(.14)	(.32)	(.18)	(.01)
Distributions from net realized gain	(.35)	-	-	- D	-
Total distributions	(.81)	(.14)	(.32)	(.18)	(.01)
Net asset value, end of period	$7.65	$10.03	$7.16	$9.19	$8.93
Total Return E,F	(16.93)%	42.33%	(19.36)%	5.12%	(10.64)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.16%	.17%	.18%	.26%	.37% I
Expenses net of fee waivers, if any	.16%	.17%	.18%	.20%	.20% I
Expenses net of all reductions	.16%	.17%	.18%	.20%	.20% I
Net investment income (loss)	4.82%	3.84%	3.04%	4.22%	3.32% I
Supplemental Data
Net assets, end of period (000 omitted)	$4,148,718	$5,985,049	$2,258,397	$1,036,532	$475,509
Portfolio turnover rate J	79%	60%	57%	59%	54% I

A For the period December 19, 2017 (commencement of operations) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Amount represents less than $.005 per share.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity SAI International Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), certain corporate actions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$189,223,644
Gross unrealized depreciation	(777,762,926)
Net unrealized appreciation (depreciation)	$(588,539,282)
Tax Cost	$4,718,997,344

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$183,160,955
Capital loss carryforward	$(433,866,188)
Net unrealized appreciation (depreciation) on securities and other investments	$(591,009,567)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(321,591,098)
Long-term	(112,275,090)
Total capital loss carryforward	$(433,866,188)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$449,845,102	$51,993,306

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Value Index Fund	4,217,452,817	4,770,615,485

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Value Index Fund	Borrower	$ 31,907,159	1.78%	$129,160

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity SAI International Value Index Fund	$9,640
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Value Index Fund	$101,519	$-	$-
9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Value Index Fund	$13,567,273	2.03%	$8,404

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity SAI International Value Index Fund	81%	13%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI International Value Index Fund	94%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Value Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2022 and for the period December 19, 2017 (commencement of operations) through October 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the four years in the period ended October 31, 2022 and for the period December 19, 2017 (commencement of operations) through October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2022
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® SAI International Value Index Fund	.16%
Actual		$ 1,000	$ 883.40	$ .76
Hypothetical- B		$ 1,000	$ 1,024.40	$ .82

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund designates 50% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.4106 and $0.0349 for the dividend paid December 13, 2021.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity and Geode had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one- and three-year periods. No performance peer group information was considered by the Board as Fidelity advised the Board that the peer group, which is created by a third-party provider, includes a number of actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and equal to the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and above the ASPG competitive median for 2021. The Board considered that, when compared to a subset of the ASPG that excludes funds in a fund complex with a unique at-cost service model, the fund would not be above the ASPG competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.20% through February 28, 2023.
Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9885501.104
IIV-ANN-1222
Fidelity® U.S. Sustainability Index Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® U.S. Sustainability Index Fund	-18.58%	10.37%	11.15%

A     From May 09, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Sustainability Index Fund, on May 09, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA ESG Leaders Index performed over the same period.

23,000
20,000
17,500
15,000
12,500
$10,000
2017
2018
2019
2020
2021
2022
Period Ending Values
$17,848 Fidelity® U.S. Sustainability Index Fund
$17,970 MSCI USA ESG Leaders Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -14.61% for the 12 months ending October 31, 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more "hawkish" (restrictive) policy stance and proceeded to hike its benchmark rate five times, by a total of 3%, between March and September - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500 shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. For the full 12 months, the growth-oriented communication services (-41%) and consumer discretionary (-29%) sectors lagged most. In sharp contrast, energy (+65%) had a strong run, followed by consumer staples (+5%).

Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2022, the fund returned -18.58%, roughly in line with the -18.50% result of the benchmark MSCI USA ESG Leaders Index. By sector, information technology, the fund's largest weighting, returned roughly -28% and detracted most from performance, followed by communication services, which returned roughly -34%, primarily due to holdings in the media & entertainment industry (-35%). The consumer discretionary sector returned -27% and financials -14%. Other notable performance detractors included the industrials (-12%), real estate (-25%) and materials (-15%) sectors. Conversely, energy advanced 45% and contributed most. Health care stocks also helped (+2%), benefiting from the pharmaceuticals, biotechnology & life sciences industry (+8%). The consumer staples sector rose 4%, boosted by the food, beverage & tobacco industry (+14%), and utilities (+4%) also aided the fund's result. Turning to individual stocks, the biggest individual detractor was Microsoft (-29%), from the software & services category, followed by Alphabet (-36%), in the media & entertainment segment. Within automobiles & components, Tesla returned about -39%. Microsoft, Alphabet and Tesla are, in order, the three largest positions in the fund. Other detractors included Nvidia (-47%), a stock in the semiconductors & semiconductor equipment industry, and Adobe (-51%), from the software & services group. On the other hand, the biggest individual contributor was Eli Lilly (+44%), from the pharmaceuticals, biotechnology & life sciences category; within the same sub-sector, Bristol-Myers Squibb (+37%), Johnson & Johnson (+10%), Merck (+19%) and Amgen (+35%) all benefited the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	9.7
Tesla, Inc.	3.5
Alphabet, Inc. Class A	3.4
Alphabet, Inc. Class C	3.1
Johnson & Johnson	2.7
Visa, Inc. Class A	2.0
NVIDIA Corp.	2.0
Procter & Gamble Co.	1.9
The Home Depot, Inc.	1.8
Eli Lilly & Co.	1.7
31.8

Market Sectors (% of Fund's net assets)

Information Technology	26.8
Health Care	16.1
Financials	11.5
Consumer Discretionary	11.1
Communication Services	9.3
Industrials	8.5
Consumer Staples	7.1
Materials	2.9
Energy	2.7
Real Estate	2.6
Utilities	1.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 4.8%

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.3%
Diversified Telecommunication Services - 1.0%
Lumen Technologies, Inc. (a)	119,297	878,026
Verizon Communications, Inc.	540,300	20,191,011
		21,069,037
Entertainment - 1.6%
Electronic Arts, Inc.	36,010	4,535,820
Take-Two Interactive Software, Inc. (b)	20,860	2,471,493
The Walt Disney Co. (b)	234,344	24,967,010
Warner Bros Discovery, Inc. (b)	296,643	3,856,359
		35,830,682
Interactive Media & Services - 6.6%
Alphabet, Inc.:
Class A (b)	773,822	73,133,917
Class C (b)	725,686	68,693,437
Zoominfo Technologies, Inc. (b)	33,746	1,502,709
		143,330,063
Media - 0.1%
Cable One, Inc.	683	586,991
Interpublic Group of Companies, Inc.	50,726	1,511,128
Sirius XM Holdings, Inc. (a)	101,487	612,981
		2,711,100
TOTAL COMMUNICATION SERVICES		202,940,882
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 0.2%
Aptiv PLC (b)	34,858	3,174,518
BorgWarner, Inc.	30,855	1,157,988
Lear Corp.	7,697	1,067,651
		5,400,157
Automobiles - 3.6%
Rivian Automotive, Inc.	40,204	1,405,934
Tesla, Inc. (b)	339,862	77,332,199
		78,738,133
Distributors - 0.3%
Genuine Parts Co.	18,221	3,240,787
LKQ Corp.	34,597	1,924,977
Pool Corp.	5,143	1,564,655
		6,730,419
Hotels, Restaurants & Leisure - 1.5%
Hilton Worldwide Holdings, Inc.	35,820	4,845,013
McDonald's Corp.	95,141	25,941,145
Vail Resorts, Inc.	5,191	1,137,504
		31,923,662
Household Durables - 0.0%
Newell Brands, Inc.	50,586	698,593
Internet & Direct Marketing Retail - 0.4%
eBay, Inc.	72,035	2,869,874
MercadoLibre, Inc. (b)	5,833	5,259,149
		8,129,023
Leisure Products - 0.1%
Hasbro, Inc.	17,056	1,112,904
Multiline Retail - 0.4%
Target Corp.	59,656	9,798,498
Specialty Retail - 3.6%
Advance Auto Parts, Inc.	7,810	1,483,275
Best Buy Co., Inc.	25,983	1,777,497
Burlington Stores, Inc. (b)	8,507	1,216,161
CarMax, Inc. (a)(b)	20,539	1,294,162
Lowe's Companies, Inc.	82,229	16,030,544
The Home Depot, Inc.	132,219	39,154,012
TJX Companies, Inc.	150,742	10,868,498
Tractor Supply Co.	14,399	3,164,468
Ulta Beauty, Inc. (b)	6,668	2,796,359
		77,784,976
Textiles, Apparel & Luxury Goods - 1.0%
lululemon athletica, Inc. (b)	15,011	4,939,219
NIKE, Inc. Class B	163,221	15,127,322
VF Corp.	42,482	1,200,117
		21,266,658
TOTAL CONSUMER DISCRETIONARY		241,583,023
CONSUMER STAPLES - 7.1%
Beverages - 3.1%
Keurig Dr. Pepper, Inc.	100,388	3,899,070
PepsiCo, Inc.	177,873	32,298,179
The Coca-Cola Co.	529,792	31,708,051
		67,905,300
Food & Staples Retailing - 0.2%
Kroger Co.	88,959	4,206,871
Food Products - 0.9%
Bunge Ltd.	19,462	1,920,899
Campbell Soup Co.	27,204	1,439,364
Conagra Brands, Inc.	61,770	2,266,959
General Mills, Inc.	77,477	6,320,574
Hormel Foods Corp.	38,556	1,790,926
Kellogg Co.	32,590	2,503,564
McCormick & Co., Inc. (non-vtg.)	32,199	2,532,129
		18,774,415
Household Products - 2.6%
Colgate-Palmolive Co.	102,410	7,561,954
Kimberly-Clark Corp.	43,347	5,394,968
Procter & Gamble Co.	308,655	41,566,569
The Clorox Co.	15,840	2,313,274
		56,836,765
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	29,822	5,979,013
TOTAL CONSUMER STAPLES		153,702,364
ENERGY - 2.7%
Energy Equipment & Services - 0.8%
Baker Hughes Co. Class A	126,662	3,503,471
Halliburton Co.	116,044	4,226,322
Schlumberger Ltd.	181,834	9,460,823
		17,190,616
Oil, Gas & Consumable Fuels - 1.9%
Cheniere Energy, Inc.	29,426	5,191,041
Kinder Morgan, Inc.	262,511	4,756,699
Marathon Petroleum Corp.	69,599	7,907,838
ONEOK, Inc.	57,455	3,408,231
Phillips 66 Co.	61,894	6,454,925
Targa Resources Corp.	27,880	1,906,156
The Williams Companies, Inc.	156,685	5,128,300
Valero Energy Corp.	52,503	6,591,752
		41,344,942
TOTAL ENERGY		58,535,558
FINANCIALS - 11.5%
Banks - 1.8%
Citizens Financial Group, Inc.	63,746	2,607,211
First Republic Bank	23,111	2,775,631
Huntington Bancshares, Inc.	185,185	2,811,108
KeyCorp	120,081	2,145,847
PNC Financial Services Group, Inc.	53,198	8,609,032
Regions Financial Corp.	120,232	2,639,092
SVB Financial Group (b)	7,572	1,748,829
Truist Financial Corp.	171,260	7,670,735
U.S. Bancorp	181,561	7,707,264
Webster Financial Corp.	22,935	1,244,453
		39,959,202
Capital Markets - 5.0%
Ameriprise Financial, Inc.	14,140	4,370,957
Bank of New York Mellon Corp.	98,717	4,156,973
BlackRock, Inc. Class A	19,490	12,588,786
Carlyle Group LP	25,624	724,647
Cboe Global Markets, Inc.	13,635	1,697,558
Charles Schwab Corp.	187,006	14,898,768
CME Group, Inc.	46,236	8,012,699
FactSet Research Systems, Inc.	4,871	2,072,562
Franklin Resources, Inc. (a)	38,621	905,662
Intercontinental Exchange, Inc.	71,819	6,863,742
Invesco Ltd.	43,992	673,957
LPL Financial	10,289	2,630,383
MarketAxess Holdings, Inc.	4,852	1,184,082
Moody's Corp.	21,361	5,657,888
Morgan Stanley	168,774	13,868,160
NASDAQ, Inc.	44,485	2,768,746
Northern Trust Corp.	25,467	2,148,141
Raymond James Financial, Inc.	25,008	2,954,445
S&P Global, Inc.	44,653	14,344,776
State Street Corp.	47,232	3,495,168
T. Rowe Price Group, Inc.	29,245	3,104,649
		109,122,749
Consumer Finance - 0.9%
Ally Financial, Inc.	41,562	1,145,449
American Express Co.	82,348	12,224,561
Discover Financial Services	36,155	3,776,751
Synchrony Financial	64,430	2,291,131
		19,437,892
Diversified Financial Services - 0.1%
Equitable Holdings, Inc.	49,050	1,501,911
Insurance - 3.6%
AFLAC, Inc.	78,713	5,125,003
Allstate Corp.	35,378	4,466,473
American International Group, Inc.	101,930	5,810,010
Arch Capital Group Ltd. (b)	48,314	2,778,055
Arthur J. Gallagher & Co.	27,023	5,055,463
Assurant, Inc.	6,967	946,537
Chubb Ltd.	54,827	11,781,774
Hartford Financial Services Group, Inc.	42,315	3,064,029
Lincoln National Corp.	21,001	1,131,324
Loews Corp.	26,931	1,535,606
Marsh & McLennan Companies, Inc.	64,565	10,426,602
Principal Financial Group, Inc. (a)	32,523	2,866,252
Progressive Corp.	75,242	9,661,073
Prudential Financial, Inc.	48,238	5,074,155
The Travelers Companies, Inc.	30,871	5,694,465
Willis Towers Watson PLC	14,344	3,130,004
		78,546,825
Mortgage Real Estate Investment Trusts - 0.1%
Annaly Capital Management, Inc.	55,515	1,029,803
TOTAL FINANCIALS		249,598,382
HEALTH CARE - 16.1%
Biotechnology - 2.2%
Amgen, Inc.	68,723	18,579,263
Biogen, Inc. (b)	18,842	5,340,576
BioMarin Pharmaceutical, Inc. (b)	23,778	2,059,888
Gilead Sciences, Inc.	161,367	12,660,855
Vertex Pharmaceuticals, Inc. (b)	32,904	10,266,048
		48,906,630
Health Care Equipment & Supplies - 1.7%
Abiomed, Inc. (b)	5,854	1,475,676
Align Technology, Inc. (b)	9,625	1,870,138
Baxter International, Inc.	64,793	3,521,500
Dentsply Sirona, Inc.	27,759	855,532
DexCom, Inc. (b)	50,502	6,099,632
Edwards Lifesciences Corp. (b)	79,995	5,794,038
Hologic, Inc. (b)	32,030	2,171,634
IDEXX Laboratories, Inc. (b)	10,809	3,887,781
Insulet Corp. (b)	8,918	2,308,068
Novocure Ltd. (a)(b)	12,115	856,046
ResMed, Inc.	18,821	4,210,069
STERIS PLC	12,886	2,223,866
Teleflex, Inc.	6,040	1,295,942
		36,569,922
Health Care Providers & Services - 2.6%
AmerisourceBergen Corp.	20,212	3,177,731
Cardinal Health, Inc.	35,055	2,660,675
Cigna Corp.	40,818	13,186,663
DaVita HealthCare Partners, Inc. (b)	7,317	534,214
Elevance Health, Inc.	31,015	16,958,072
HCA Holdings, Inc.	30,414	6,614,133
Humana, Inc.	16,274	9,082,194
Laboratory Corp. of America Holdings	11,929	2,646,568
Quest Diagnostics, Inc.	15,066	2,164,231
		57,024,481
Health Care Technology - 0.0%
Teladoc Health, Inc. (a)(b)	20,764	615,445
Life Sciences Tools & Services - 2.1%
Agilent Technologies, Inc.	38,468	5,322,048
Bio-Techne Corp.	5,051	1,496,409
Illumina, Inc. (b)	20,212	4,624,910
Mettler-Toledo International, Inc. (b)	2,918	3,691,066
Thermo Fisher Scientific, Inc.	50,360	25,883,529
Waters Corp. (b)	7,750	2,318,568
West Pharmaceutical Services, Inc.	9,531	2,193,083
		45,529,613
Pharmaceuticals - 7.5%
Bristol-Myers Squibb Co.	273,900	21,219,033
Catalent, Inc. (b)	21,894	1,439,093
Elanco Animal Health, Inc. (b)	54,953	724,830
Eli Lilly & Co.	103,899	37,620,789
Jazz Pharmaceuticals PLC (b)	8,008	1,151,470
Johnson & Johnson	338,517	58,891,802
Merck & Co., Inc.	325,321	32,922,485
Zoetis, Inc. Class A	60,548	9,129,427
		163,098,929
TOTAL HEALTH CARE		351,745,020
INDUSTRIALS - 8.5%
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc. (a)	16,317	1,594,497
Expeditors International of Washington, Inc.	21,602	2,113,756
United Parcel Service, Inc. Class B	94,488	15,852,252
		19,560,505
Airlines - 0.0%
Delta Air Lines, Inc. (b)	20,660	700,994
Building Products - 1.0%
A.O. Smith Corp.	16,767	918,496
Allegion PLC	11,181	1,171,433
Carrier Global Corp.	109,151	4,339,844
Fortune Brands Home & Security, Inc.	16,875	1,017,900
Johnson Controls International PLC	89,516	5,177,605
Lennox International, Inc.	4,165	972,819
Masco Corp.	30,339	1,403,786
Owens Corning	12,468	1,067,385
Trane Technologies PLC	30,093	4,803,746
		20,873,014
Commercial Services & Supplies - 0.4%
Copart, Inc. (b)	27,525	3,165,926
Republic Services, Inc.	28,447	3,772,641
Rollins, Inc.	28,516	1,199,953
		8,138,520
Construction & Engineering - 0.1%
Quanta Services, Inc.	18,492	2,626,604
Electrical Equipment - 0.6%
Eaton Corp. PLC	51,341	7,704,744
Generac Holdings, Inc. (b)	8,187	948,955
Plug Power, Inc. (a)(b)	66,796	1,067,400
Rockwell Automation, Inc.	14,963	3,820,054
		13,541,153
Industrial Conglomerates - 0.4%
3M Co.	71,167	8,952,097
Machinery - 2.8%
Caterpillar, Inc.	68,618	14,853,052
Cummins, Inc.	18,153	4,438,590
Deere & Co.	37,353	14,785,064
Dover Corp.	18,551	2,424,430
Fortive Corp.	43,807	2,799,267
IDEX Corp.	9,783	2,174,859
Illinois Tool Works, Inc.	40,063	8,554,652
Ingersoll Rand, Inc.	52,240	2,638,120
Otis Worldwide Corp.	54,394	3,842,392
Pentair PLC	21,310	915,265
Snap-On, Inc.	6,870	1,525,484
Xylem, Inc.	23,168	2,373,098
		61,324,273
Professional Services - 0.1%
Robert Half International, Inc.	14,203	1,085,961
Road & Rail - 1.7%
AMERCO	1,262	725,890
CSX Corp.	279,715	8,128,518
J.B. Hunt Transport Services, Inc.	10,786	1,845,161
Knight-Swift Transportation Holdings, Inc. Class A	20,012	961,176
Norfolk Southern Corp.	30,660	6,992,626
Old Dominion Freight Lines, Inc.	12,397	3,404,216
Union Pacific Corp.	80,837	15,936,206
		37,993,793
Trading Companies & Distributors - 0.5%
Fastenal Co.	74,056	3,579,126
United Rentals, Inc. (b)	9,216	2,909,583
W.W. Grainger, Inc.	5,917	3,457,599
		9,946,308
TOTAL INDUSTRIALS		184,743,222
INFORMATION TECHNOLOGY - 26.8%
Communications Equipment - 1.3%
Cisco Systems, Inc.	532,728	24,201,833
Motorola Solutions, Inc.	21,524	5,374,758
		29,576,591
Electronic Equipment & Components - 0.4%
Cognex Corp.	22,315	1,031,622
Keysight Technologies, Inc. (b)	23,418	4,078,245
Trimble, Inc. (b)	32,169	1,935,287
Zebra Technologies Corp. Class A (b)	6,742	1,909,469
		8,954,623
IT Services - 6.1%
Accenture PLC Class A	81,484	23,133,308
Automatic Data Processing, Inc.	54,037	13,060,743
IBM Corp.	115,709	16,001,398
MasterCard, Inc. Class A	111,719	36,663,941
The Western Union Co. (a)	49,756	672,204
Visa, Inc. Class A	211,714	43,858,672
		133,390,266
Semiconductors & Semiconductor Equipment - 4.6%
Applied Materials, Inc.	111,920	9,881,417
Intel Corp.	526,037	14,955,232
Lam Research Corp.	17,846	7,223,704
NVIDIA Corp.	322,136	43,478,696
NXP Semiconductors NV	33,780	4,934,582
Texas Instruments, Inc.	118,626	19,054,894
		99,528,525
Software - 14.1%
Adobe, Inc. (b)	60,787	19,360,660
ANSYS, Inc. (b)	11,195	2,475,886
Autodesk, Inc. (b)	27,987	5,997,614
Cadence Design Systems, Inc. (b)	35,478	5,371,014
Guidewire Software, Inc. (b)	10,195	605,685
HubSpot, Inc. (b)	5,841	1,732,207
Intuit, Inc.	34,475	14,738,063
Microsoft Corp.	914,041	212,176,341
NortonLifeLock, Inc.	77,053	1,736,004
Roper Technologies, Inc.	13,626	5,648,522
Salesforce.com, Inc. (b)	127,867	20,789,896
ServiceNow, Inc. (b)	25,790	10,850,885
Splunk, Inc. (b)	20,706	1,720,876
VMware, Inc. Class A	27,106	3,050,238
Zendesk, Inc. (b)	15,770	1,209,401
		307,463,292
Technology Hardware, Storage & Peripherals - 0.3%
Hewlett Packard Enterprise Co.	167,285	2,387,157
HP, Inc.	135,531	3,743,366
		6,130,523
TOTAL INFORMATION TECHNOLOGY		585,043,820
MATERIALS - 2.9%
Chemicals - 2.0%
Celanese Corp. Class A	13,869	1,333,088
Ecolab, Inc.	33,078	5,195,561
International Flavors & Fragrances, Inc.	32,790	3,200,632
Linde PLC	64,675	19,231,111
PPG Industries, Inc.	30,387	3,469,588
Sherwin-Williams Co.	31,794	7,154,604
The Mosaic Co.	46,579	2,503,621
		42,088,205
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	8,027	2,696,911
Containers & Packaging - 0.3%
Amcor PLC	193,190	2,237,140
Ball Corp.	41,141	2,031,954
International Paper Co.	45,323	1,523,306
WestRock Co.	32,808	1,117,440
		6,909,840
Metals & Mining - 0.5%
Newmont Corp.	102,125	4,321,930
Nucor Corp.	34,238	4,498,188
Steel Dynamics, Inc.	24,211	2,277,045
		11,097,163
TOTAL MATERIALS		62,792,119
REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.5%
American Tower Corp.	58,698	12,161,639
Boston Properties, Inc.	19,171	1,393,732
Crown Castle International Corp.	55,705	7,423,248
Equinix, Inc.	11,710	6,633,012
Healthpeak Properties, Inc.	69,464	1,648,381
Prologis (REIT), Inc.	118,725	13,148,794
SBA Communications Corp. Class A	13,872	3,744,053
Ventas, Inc.	51,414	2,011,830
Welltower Op	58,396	3,564,492
Weyerhaeuser Co.	95,783	2,962,568
		54,691,749
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (b)	42,061	2,983,807
TOTAL REAL ESTATE		57,675,556
UTILITIES - 1.1%
Electric Utilities - 0.3%
Edison International	49,048	2,944,842
Eversource Energy	44,371	3,384,620
		6,329,462
Gas Utilities - 0.1%
Atmos Energy Corp.	17,871	1,904,155
UGI Corp.	27,040	955,323
		2,859,478
Multi-Utilities - 0.5%
Consolidated Edison, Inc.	45,572	4,008,513
Sempra Energy	40,433	6,102,957
		10,111,470
Water Utilities - 0.2%
American Water Works Co., Inc.	23,378	3,397,759
Essential Utilities, Inc.	32,038	1,416,720
		4,814,479
TOTAL UTILITIES		24,114,889
TOTAL COMMON STOCKS (Cost $2,260,578,206)		2,172,474,835

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (d) (Cost $398,839)	400,000	396,190

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (e)	4,030,822	4,031,628
Fidelity Securities Lending Cash Central Fund 3.10% (e)(f)	8,383,957	8,384,795
TOTAL MONEY MARKET FUNDS (Cost $12,416,423)		12,416,423

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $2,273,393,468)	2,185,287,448
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(5,886,838)
NET ASSETS - 100.0%	2,179,400,610

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	37	Dec 2022	7,183,550	441,349	441,349

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $396,190.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	15,023,399	629,976,193	640,967,964	62,906	-	-	4,031,628	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	2,463,470	132,258,344	126,337,019	50,087	-	-	8,384,795	0.0%
Total	17,486,869	762,234,537	767,304,983	112,993	-	-	12,416,423

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	202,940,882	202,940,882	-	-
Consumer Discretionary	241,583,023	241,583,023	-	-
Consumer Staples	153,702,364	153,702,364	-	-
Energy	58,535,558	58,535,558	-	-
Financials	249,598,382	249,598,382	-	-
Health Care	351,745,020	351,745,020	-	-
Industrials	184,743,222	184,743,222	-	-
Information Technology	585,043,820	585,043,820	-	-
Materials	62,792,119	62,792,119	-	-
Real Estate	57,675,556	57,675,556	-	-
Utilities	24,114,889	24,114,889	-	-

U.S. Government and Government Agency Obligations	396,190	-	396,190	-

Money Market Funds	12,416,423	12,416,423	-	-
Total Investments in Securities:	2,185,287,448	2,184,891,258	396,190	-
Derivative Instruments:

Assets
Futures Contracts	441,349	441,349	-	-
Total Assets	441,349	441,349	-	-
Total Derivative Instruments:	441,349	441,349	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	441,349	0
Total Equity Risk	441,349	0
Total Value of Derivatives	441,349	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $8,118,472) - See accompanying schedule:
Unaffiliated issuers (cost $2,260,977,045)	$2,172,871,025
Fidelity Central Funds (cost $12,416,423)	12,416,423

Total Investment in Securities (cost $2,273,393,468)		$2,185,287,448
Segregated cash with brokers for derivative instruments		37,842
Receivable for fund shares sold		1,589,363
Dividends receivable		2,024,106
Distributions receivable from Fidelity Central Funds		14,557
Total assets		2,188,953,316
Liabilities
Payable for fund shares redeemed	$915,869
Accrued management fee	191,704
Payable for daily variation margin on futures contracts	60,399
Other payables and accrued expenses	9
Collateral on securities loaned	8,384,725
Total Liabilities		9,552,706
Net Assets		$2,179,400,610
Net Assets consist of:
Paid in capital		$2,264,722,910
Total accumulated earnings (loss)		(85,322,300)
Net Assets		$2,179,400,610
Net Asset Value , offering price and redemption price per share ($2,179,400,610 ÷ 129,354,424 shares)		$16.85

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$33,333,484
Interest		3,543
Income from Fidelity Central Funds (including $50,087 from security lending)		112,993
Total Income		33,450,020
Expenses
Management fee	$2,484,660
Independent trustees' fees and expenses	7,207
Total expenses before reductions	2,491,867
Expense reductions	(389)
Total expenses after reductions		2,491,478
Net Investment income (loss)		30,958,542
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(13,961,440)
Futures contracts	(2,326,415)
Total net realized gain (loss)		(16,287,855)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(499,358,939)
Futures contracts	155,219
Total change in net unrealized appreciation (depreciation)		(499,203,720)
Net gain (loss)		(515,491,575)
Net increase (decrease) in net assets resulting from operations		$(484,533,033)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,958,542	$14,040,418
Net realized gain (loss)	(16,287,855)	3,187,164
Change in net unrealized appreciation (depreciation)	(499,203,720)	364,587,836
Net increase (decrease) in net assets resulting from operations	(484,533,033)	381,815,418
Distributions to shareholders	(20,452,876)	(5,983,382)
Share transactions
Proceeds from sales of shares	1,362,470,513	1,187,275,553
Reinvestment of distributions	19,223,799	5,525,267
Cost of shares redeemed	(565,764,704)	(188,928,085)
Net increase (decrease) in net assets resulting from share transactions	815,929,608	1,003,872,735
Total increase (decrease) in net assets	310,943,699	1,379,704,771

Net Assets
Beginning of period	1,868,456,911	488,752,140
End of period	$2,179,400,610	$1,868,456,911

Other Information
Shares
Sold	69,593,522	65,208,424
Issued in reinvestment of distributions	949,791	345,545
Redeemed	(30,563,531)	(10,378,452)
Net increase (decrease)	39,979,782	55,175,517

Financial Highlights
Fidelity® U.S. Sustainability Index Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.91	$14.29	$13.18	$11.43	$10.90
Income from Investment Operations
Net investment income (loss) A,B	.25	.23	.23	.23	.21
Net realized and unrealized gain (loss)	(4.10)	6.56	1.08	1.69	.41
Total from investment operations	(3.85)	6.79	1.31	1.92	.62
Distributions from net investment income	(.17)	(.17)	(.18)	(.15)	(.08)
Distributions from net realized gain	(.04)	-	(.02)	(.02)	(.01)
Total distributions	(.21)	(.17)	(.20)	(.17)	(.09)
Net asset value, end of period	$16.85	$20.91	$14.29	$13.18	$11.43
Total Return C	(18.58)%	47.84%	9.99%	17.06%	5.67%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.11%	.11%	.11%	.11%	.11%
Expenses net of fee waivers, if any	.11%	.11%	.11%	.11%	.11%
Expenses net of all reductions	.11%	.11%	.11%	.11%	.11%
Net investment income (loss)	1.37%	1.28%	1.68%	1.84%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$2,179,401	$1,868,457	$488,752	$206,094	$6,125
Portfolio turnover rate F	9%	12%	10%	12%	15%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity U.S. Sustainability Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$234,758,044
Gross unrealized depreciation	(333,617,158)
Net unrealized appreciation (depreciation)	$(98,859,114)
Tax Cost	$2,284,146,562

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$24,138,792
Capital loss carryforward	$(10,601,978)
Net unrealized appreciation (depreciation) on securities and other investments	$(98,859,114)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(10,565,707)
Long-term	$(36,271)
Total capital loss carryforward	$(10,601,978)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$18,202,081	$5,983,382
Long-term Capital Gains	2,250,795	-
Total	$20,452,876	$5,983,382

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Sustainability Index Fund	1,049,363,159	210,729,313

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .11% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity U.S. Sustainability Index Fund	$5,176	$43	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $389.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity U.S. Sustainability Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Sustainability Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® U.S. Sustainability Index Fund	.11%
Actual		$ 1,000	$ 924.30	$ .53
Hypothetical- B		$ 1,000	$ 1,024.65	$ .56

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund designates 95.12% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.
The fund designates 92% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
The fund designates 96% of the dividends distributed in December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The fund designates 3% of the dividend distributed during the fiscal year as a section 199A dividend.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity U.S. Sustainability Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity and Geode had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one- and three-year periods. No performance peer group information was considered by the Board as Fidelity advised the Board that the peer group, which is created by a third-party provider, includes a number of actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board considered that effective August 1, 2019, the fund's management fee rate was increased from 0.08% to 0.11%, but the fund no longer paid operating expenses under separate agreements. The Board considered that the chart below reflects the fund's higher management fee rate for 2019, as if the higher fee rate were in effect for the entire year.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

At its September 2022 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective October 1, 2022) that reduced the sub-advisory fee rate that FMR pays to Geode.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked equal to the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

Fees Charged to Other Clients . The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9883815.105
USY-ANN-1222
Fidelity® SAI International Momentum Index Fund

Annual Report
October 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Life of Fund A
Fidelity® SAI International Momentum Index Fund	-27.34%	2.64%

A     From May 12, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Momentum Index Fund on May 12, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Momentum Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

15,500
15,000
14,000
13,000
12,000
11,000
$10,000
2020
2021
2022
Period Ending Values
$10,665 Fidelity® SAI International Momentum Index Fund
$10,780 Fidelity International Momentum Focus Index[SM]
$11,073 MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year, the fund returned -27.34%, roughly in line with the -26.93% result of the benchmark, the Fidelity International Momentum Focus Index. ( The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) By region, Europe ex U.K. returned -28% and detracted most, followed by Japan (-30%). By sector, stocks in industrials returned approximately -30% and detracted most, followed by information technology, which returned roughly -43%, hampered by the semiconductors & semiconductor equipment industry (-43%). Financials (-22%) and consumer discretionary (-31%) also detracted, the latter held back by the consumer durables & apparel industry (-31%). Health care returned about -29%, hampered by the health care equipment & services industry (-37%). Consumer staples returned -26%, with the food, beverage & tobacco industry (-21%) hurting most. Other notable detractors included the materials (-14%), real estate (-52%), communication services (-32%) and utilities (-28%) sectors. In contrast, energy gained about 11% and contributed. Turning to individual stocks, the biggest individual detractor was Sony (-41%), from the consumer durables & apparel category. In semiconductors & semiconductor equipment, ASML Holding (-39%) and Tokyo Electron (-43%) hurt. Recruit Holdings, within the commercial & professional services segment, returned -37% and hindered the fund. Another detractor was L'oreal (-30%), a stock in the household & personal products group. Conversely, the biggest individual contributor was Glencore (+22%), from the materials sector. In energy, Equinor (+41%) and TotalEnergies (+11%) helped. Daiichi Sankyo, within the pharmaceuticals, biotechnology & life sciences industry, advanced roughly 9% and lifted the fund. Another notable contributor was Pilbara Minerals (+96%), a stock in the materials sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	3.3
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.8
Diageo PLC (United Kingdom, Beverages)	2.6
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.4
L'Oreal SA (France, Personal Products)	2.4
National Australia Bank Ltd. (Australia, Banks)	2.3
Shell PLC (London) (United Kingdom, Oil, Gas & Consumable Fuels)	2.3
Daiichi Sankyo Kabushiki Kaisha (Japan, Pharmaceuticals)	2.2
Glencore PLC (Bailiwick of Jersey, Metals & Mining)	2.2
Sony Group Corp. (Japan, Household Durables)	1.9
24.4

Market Sectors (% of Fund's net assets)

Industrials	17.7
Financials	17.2
Health Care	13.6
Consumer Discretionary	12.4
Consumer Staples	11.3
Materials	7.6
Energy	7.2
Information Technology	5.7
Communication Services	3.2
Utilities	2.6
Real Estate	0.7

Asset Allocation (% of Fund's net assets)

Foreign investments - 99.2%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
Australia - 7.5%
Allkem Ltd. (a)	118,734	1,096,692
Altium Ltd.	25,101	568,538
Ampol Ltd.	46,378	807,797
BHP Group Ltd.	143,273	3,423,841
Brambles Ltd.	284,248	2,123,649
Computershare Ltd.	117,544	1,899,976
IGO Ltd.	134,941	1,319,757
Iluka Resources Ltd.	84,940	469,971
Incitec Pivot Ltd.	388,869	932,775
Macquarie Group Ltd.	60,553	6,565,197
Mineral Resources Ltd.	33,919	1,586,650
National Australia Bank Ltd.	643,197	13,360,518
New Hope Corp. Ltd.	56,772	205,175
NIB Holdings Ltd.	94,103	401,487
Orica Ltd.	53,940	478,898
Pilbara Minerals Ltd. (a)	519,789	1,692,339
Santos Ltd.	147,229	718,722
Sonic Healthcare Ltd.	96,123	2,014,866
Steadfast Group Ltd.	195,732	633,512
Whitehaven Coal Ltd.	195,852	1,131,249
WiseTech Global Ltd.	35,437	1,318,329
TOTAL AUSTRALIA		42,749,938
Austria - 0.2%
BAWAG Group AG (b)	13,921	673,013
Verbund AG	6,639	519,959
TOTAL AUSTRIA		1,192,972
Bailiwick of Jersey - 3.1%
Ferguson PLC	40,697	4,438,442
Glencore PLC	2,188,885	12,549,039
Man Group PLC	294,943	732,967
TOTAL BAILIWICK OF JERSEY		17,720,448
Belgium - 0.2%
ELIA GROUP SA/NV	7,371	931,674
Bermuda - 0.1%
CK Infrastructure Holdings Ltd.	116,000	551,209
Denmark - 5.0%
A.P. Moller - Maersk A/S Series B	1,722	3,597,556
Bavarian Nordic A/S (a)	14,445	460,136
DSV A/S	39,342	5,326,154
Novo Nordisk A/S Series B	172,142	18,717,218
Ringkjoebing Landbobank A/S	5,682	618,404
TOTAL DENMARK		28,719,468
Finland - 1.3%
Nordea Bank ABP	667,245	6,376,815
Orion Oyj (B Shares)	21,851	1,005,212
TOTAL FINLAND		7,382,027
France - 16.6%
Aeroports de Paris SA (a)	5,687	770,245
Air Liquide SA	70,773	9,258,083
ALTEN	1,532	179,106
Bollore SA	182,941	915,709
Bureau Veritas SA	57,966	1,436,132
Compagnie de St. Gobain	104,836	4,285,797
Dassault Aviation SA	4,681	695,750
Edenred SA	51,162	2,627,142
EssilorLuxottica SA	42,027	6,659,846
Getlink SE	82,238	1,302,785
Hermes International SCA	6,971	9,028,153
Ipsen SA	7,867	808,555
L'Oreal SA	42,947	13,485,547
LVMH Moet Hennessy Louis Vuitton SE	24,978	15,760,990
Pernod Ricard SA	40,362	7,088,053
Publicis Groupe SA	47,174	2,641,951
Remy Cointreau SA	4,711	722,091
Renault SA (a)	42,399	1,306,048
Sartorius Stedim Biotech	4,791	1,520,787
Societe Generale Series A	155,735	3,572,100
Teleperformance	11,752	3,150,855
TotalEnergies SE	138,349	7,547,404
TOTAL FRANCE		94,763,129
Germany - 6.2%
Aixtron AG	23,222	571,204
Bayer AG	200,319	10,532,988
Commerzbank AG (a)	153,747	1,230,110
Deutsche Bank AG	413,542	3,947,877
Encavis AG	24,800	461,987
K+S AG	38,322	846,812
Mercedes-Benz Group AG (Germany)	157,282	9,103,732
Merck KGaA	13,059	2,128,162
Rheinmetall AG	8,721	1,417,748
RWE AG	138,595	5,340,324
TOTAL GERMANY		35,580,944
Hong Kong - 0.4%
Power Assets Holdings Ltd.	273,500	1,308,329
Sino Land Ltd.	648,000	692,607
TOTAL HONG KONG		2,000,936
Ireland - 0.2%
Bank of Ireland Group PLC	184,297	1,328,832
Israel - 1.6%
Bank Hapoalim BM (Reg.)	237,887	2,295,693
Bank Leumi le-Israel BM	290,635	2,775,942
Bezeq The Israel Telecommunication Corp. Ltd.	409,739	725,657
Icl Group Ltd.	141,808	1,281,010
Israel Discount Bank Ltd. (Class A)	239,496	1,363,688
Nova Ltd. (a)	5,373	394,587
TOTAL ISRAEL		8,836,577
Italy - 2.0%
Atlantia SpA	103,249	2,303,969
Banco BPM SpA	303,367	917,695
Eni SpA	504,977	6,632,234
FinecoBank SpA	89,150	1,201,718
Interpump Group SpA	12,935	500,838
TOTAL ITALY		11,556,454
Japan - 25.6%
Ajinomoto Co., Inc.	107,600	2,963,984
Asics Corp.	38,000	583,691
Bridgestone Corp.	121,400	4,390,607
Brother Industries Ltd.	32,300	549,792
Chugai Pharmaceutical Co. Ltd.	100,600	2,331,089
Daiichi Sankyo Kabushiki Kaisha	399,100	12,775,497
Dentsu Group, Inc.	49,100	1,530,505
Electric Power Development Co. Ltd.	35,700	496,504
Fast Retailing Co. Ltd.	12,800	7,143,966
Hirose Electric Co. Ltd.	6,400	831,124
Hitachi Ltd.	55,100	2,504,967
Hitachi Transport System Ltd.	7,700	460,358
IHI Corp.	31,500	703,319
INPEX Corp.	205,300	2,071,969
Isetan Mitsukoshi Holdings Ltd.	81,300	721,719
Itochu Corp.	298,100	7,716,378
JGC Holdings Corp.	53,200	641,141
Kawasaki Kisen Kaisha Ltd.	47,700	725,308
Keyence Corp.	7,100	2,689,209
Kintetsu Group Holdings Co. Ltd.	39,100	1,322,660
Marubeni Corp.	347,800	3,047,738
Mazda Motor Corp.	122,900	827,481
Mitsubishi Corp.	297,300	8,059,560
Mitsubishi Heavy Industries Ltd.	68,800	2,368,983
Mitsubishi Motors Corp. of Japan (a)	140,500	472,444
Mitsui & Co. Ltd.	328,600	7,277,177
Mitsui OSK Lines Ltd.	72,400	1,436,850
NGK Spark Plug Co. Ltd.	35,200	641,528
Nikon Corp.	71,300	690,008
Nintendo Co. Ltd.	5,600	227,355
Nippon Telegraph & Telephone Corp.	239,300	6,600,063
Nippon Yusen KK	102,100	1,849,488
Nomura Research Institute Ltd.	79,000	1,755,910
Olympus Corp.	263,600	5,566,455
Ono Pharmaceutical Co. Ltd.	97,600	2,294,695
Open House Group Co. Ltd.	14,900	531,087
ORIX Corp.	239,200	3,514,927
Renesas Electronics Corp. (a)	280,600	2,347,430
Rohto Pharmaceutical Co. Ltd.	22,300	693,618
Screen Holdings Co. Ltd.	9,300	512,236
Sega Sammy Holdings, Inc.	33,200	425,340
Seibu Holdings, Inc.	54,400	487,312
Seiko Epson Corp.	65,600	893,814
SHIMANO, Inc.	16,600	2,568,738
Shin-Etsu Chemical Co. Ltd.	59,300	6,163,046
Sojitz Corp.	42,600	628,565
Sony Group Corp.	162,600	10,964,876
Subaru Corp.	126,000	1,962,090
Sumitomo Corp.	171,500	2,180,411
TDK Corp.	79,700	2,495,064
TIS, Inc.	46,900	1,266,374
Tokio Marine Holdings, Inc.	416,000	7,528,538
Tokyo Electric Power Co., Inc. (a)	164,700	537,204
Tokyo Tatemono Co. Ltd.	42,900	591,157
Toyo Suisan Kaisha Ltd.	20,900	784,303
USS Co. Ltd.	44,300	669,438
Yakult Honsha Co. Ltd.	32,600	1,806,544
Zensho Holdings Co. Ltd.	18,400	459,087
TOTAL JAPAN		146,280,721
Luxembourg - 0.3%
SES SA (France) (depositary receipt)	76,775	544,616
Tenaris SA	92,182	1,442,755
TOTAL LUXEMBOURG		1,987,371
Netherlands - 4.3%
Alfen Beheer BV (a)(b)	4,458	473,824
Argenx SE (a)	11,287	4,382,185
ASM International NV (Netherlands)	7,688	1,707,955
ASML Holding NV (Netherlands)	9,028	4,234,919
IMCD NV	11,410	1,480,530
OCI NV	16,435	628,886
Stellantis NV (Italy)	130,893	1,766,989
STMicroelectronics NV (Italy)	134,464	4,181,348
Wolters Kluwer NV	52,531	5,583,325
TOTAL NETHERLANDS		24,439,961
New Zealand - 0.1%
Infratil Ltd.	144,955	736,580
Norway - 1.5%
Equinor ASA	214,762	7,824,579
Gjensidige Forsikring ASA	35,770	653,388
TOTAL NORWAY		8,477,967
Portugal - 0.2%
Jeronimo Martins SGPS SA	55,438	1,149,423
Singapore - 2.1%
City Developments Ltd.	104,300	562,171
DBS Group Holdings Ltd.	360,000	8,697,372
Keppel Corp. Ltd.	282,728	1,392,070
Singapore Airlines Ltd.	267,800	995,075
Suntec (REIT)	436,800	398,045
TOTAL SINGAPORE		12,044,733
Spain - 0.3%
Corp. ACCIONA Energias Renovables SA	11,473	450,807
Naturgy Energy Group SA	37,812	970,066
TOTAL SPAIN		1,420,873
Sweden - 3.1%
AddTech AB (B Shares)	52,038	629,667
Epiroc AB (A Shares)	192,514	2,947,092
Holmen AB (B Shares)	18,548	672,964
Investor AB (B Shares)	490,310	8,009,303
Nibe Industrier AB (B Shares)	212,035	1,691,871
Sagax AB	36,237	668,211
SSAB AB (A Shares)	163,540	787,099
Swedish Match Co. AB	234,794	2,414,831
TOTAL SWEDEN		17,821,038
Switzerland - 2.8%
Kuehne & Nagel International AG	10,154	2,163,942
Lindt & Spruengli AG	42	4,081,091
Lonza Group AG	4,707	2,423,089
Nestle SA (Reg. S)	14,181	1,543,727
Swiss Life Holding AG	6,313	3,057,047
Swisscom AG	5,086	2,510,620
TOTAL SWITZERLAND		15,779,516
United Kingdom - 14.5%
Auto Trader Group PLC (b)	113,454	679,111
BAE Systems PLC	657,508	6,150,047
Beazley PLC	124,955	894,898
British American Tobacco PLC (United Kingdom)	346,629	13,689,583
Bunzl PLC	58,867	1,917,921
Centrica PLC	1,210,850	1,063,947
Diageo PLC	360,185	14,822,519
Drax Group PLC	83,817	500,792
GSK PLC	173,370	2,839,991
Halma PLC	72,040	1,747,317
HSBC Holdings PLC (United Kingdom)	1,017,800	5,223,404
IG Group Holdings PLC	78,330	714,588
Inchcape PLC	76,866	655,835
Indivior PLC (a)	28,128	535,147
Investec PLC	139,369	700,847
Lloyds Banking Group PLC	14,212,818	6,825,961
NatWest Group PLC	1,036,730	2,791,589
Pearson PLC	127,278	1,406,820
QinetiQ Group PLC	118,628	488,937
Segro PLC	101,146	910,555
Serco Group PLC	249,655	467,821
Shell PLC (London)	465,022	12,881,857
Spirax-Sarco Engineering PLC	14,718	1,814,450
Standard Chartered PLC (United Kingdom)	495,301	2,954,794
TOTAL UNITED KINGDOM		82,678,731
TOTAL COMMON STOCKS (Cost $607,041,315)		566,131,522

Government Obligations - 0.1%
	Principal Amount (c)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (d) (Cost $398,839)	400,000	396,190

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $607,440,154)	566,527,712
NET OTHER ASSETS (LIABILITIES) - 0.7%	4,033,710
NET ASSETS - 100.0%	570,561,422

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	50	Dec 2022	4,389,750	120,338	120,338

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,825,948 or 0.3% of net assets.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $337,752.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	8,855,470	459,929,882	468,785,352	29,516	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	-	52,215,348	52,215,348	68,433	-	-	-	0.0%
Total	8,855,470	512,145,230	521,000,700	97,949	-	-	-

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	17,782,407	6,227,107	11,555,300	-
Consumer Discretionary	70,673,847	27,057,423	43,616,424	-
Consumer Staples	65,245,314	19,289,107	45,956,207	-
Energy	41,263,741	2,144,221	39,119,520	-
Financials	99,562,224	70,580,241	28,981,983	-
Health Care	76,995,918	20,865,699	56,130,219	-
Industrials	100,956,707	79,946,316	21,010,391	-
Information Technology	32,771,374	22,007,677	10,763,697	-
Materials	43,187,862	15,217,694	27,970,168	-
Real Estate	3,822,746	3,822,746	-	-
Utilities	13,869,382	13,869,382	-	-

Government Obligations	396,190	-	396,190	-
Total Investments in Securities:	566,527,712	281,027,613	285,500,099	-
Derivative Instruments:

Assets
Futures Contracts	120,338	120,338	-	-
Total Assets	120,338	120,338	-	-
Total Derivative Instruments:	120,338	120,338	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	120,338	0
Total Equity Risk	120,338	0
Total Value of Derivatives	120,338	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $607,440,154):		$566,527,712
Foreign currency held at value (cost $726,426)		725,070
Receivable for investments sold		518,539
Receivable for fund shares sold		55,711
Dividends receivable		2,394,680
Reclaims receivable		1,491,220
Distributions receivable from Fidelity Central Funds		21,608
Prepaid expenses		1,291
Total assets		571,735,831
Liabilities
Payable to custodian bank	$227,818
Payable for investments purchased	581,298
Payable for fund shares redeemed	121,142
Accrued management fee	71,562
Notes payable	52,304
Payable for daily variation margin on futures contracts	36,961
Other payables and accrued expenses	83,324
Total Liabilities		1,174,409
Net Assets		$570,561,422
Net Assets consist of:
Paid in capital		$844,854,417
Total accumulated earnings (loss)		(274,292,995)
Net Assets		$570,561,422
Net Asset Value , offering price and redemption price per share ($570,561,422 ÷ 55,485,532 shares)		$10.28

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$31,985,529
Income from Fidelity Central Funds (including $68,433 from security lending)		97,949
Income before foreign taxes withheld		32,083,478
Less foreign taxes withheld		(2,975,369)
Total Income		29,108,109
Expenses
Management fee	$1,653,797
Custodian fees and expenses	200,581
Independent trustees' fees and expenses	3,658
Registration fees	22,097
Audit	46,634
Legal	1,705
Interest	73,436
Miscellaneous	3,821
Total Expenses		2,005,729
Net Investment income (loss)		27,102,380
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(233,196,463)
Foreign currency transactions	(1,228,483)
Futures contracts	(3,246,450)
Total net realized gain (loss)		(237,671,396)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(165,920,569)
Assets and liabilities in foreign currencies	(207,479)
Futures contracts	(45,884)
Total change in net unrealized appreciation (depreciation)		(166,173,932)
Net gain (loss)		(403,845,328)
Net increase (decrease) in net assets resulting from operations		$(376,742,948)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,102,380	$12,228,902
Net realized gain (loss)	(237,671,396)	10,707,226
Change in net unrealized appreciation (depreciation)	(166,173,932)	105,045,569
Net increase (decrease) in net assets resulting from operations	(376,742,948)	127,981,697
Distributions to shareholders	(37,303,193)	(4,606,186)
Share transactions
Proceeds from sales of shares	594,269,522	654,139,459
Reinvestment of distributions	37,266,455	4,604,063
Cost of shares redeemed	(682,501,019)	(119,284,291)
Net increase (decrease) in net assets resulting from share transactions	(50,965,042)	539,459,231
Total increase (decrease) in net assets	(465,011,183)	662,834,742

Net Assets
Beginning of period	1,035,572,605	372,737,863
End of period	$570,561,422	$1,035,572,605

Other Information
Shares
Sold	41,133,495	47,007,361
Issued in reinvestment of distributions	2,617,027	366,566
Redeemed	(59,628,242)	(8,899,729)
Net increase (decrease)	(15,877,720)	38,474,198

Financial Highlights
Fidelity® SAI International Momentum Index Fund

Years ended October 31,	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$14.51	$11.33	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.30	.28	.08
Net realized and unrealized gain (loss)	(4.17)	3.05	1.25
Total from investment operations	(3.87)	3.33	1.33
Distributions from net investment income	(.27) D	(.09)	-
Distributions from net realized gain	(.10) D	(.05)	-
Total distributions	(.36) E	(.15) E	-
Net asset value, end of period	$10.28	$14.51	$11.33
Total Return F,G	(27.34)%	29.56%	13.30%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.18%	.19%	.24% J,K
Expenses net of fee waivers, if any	.18%	.19%	.20% J
Expenses net of all reductions	.18%	.19%	.20% J
Net investment income (loss)	2.47%	2.03%	1.55% J
Supplemental Data
Net assets, end of period (000 omitted)	$570,561	$1,035,573	$372,738
Portfolio turnover rate L	113%	73%	29% M

A For the period May 12, 2020 (commencement of operations) through October 31, 2020.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns for periods of less than one year are not annualized.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Audit fees are not annualized.

L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

M Amount not annualized.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity SAI International Momentum Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), certain corporate actions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 31,449,171
Gross unrealized depreciation	(76,304,768)
Net unrealized appreciation (depreciation)	$(44,855,597)
Tax Cost	$611,383,309

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,988,284
Capital loss carryforward	$ (241,189,616)
Net unrealized appreciation (depreciation) on securities and other investments	$(45,091,664)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(218,422,010)
Long-term	(22,767,606)
Total capital loss carryforward	$(241,189,616)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$ 27,992,929	$ 4,479,989
Long-term Capital Gains	9,310,264	126,197
Total	$37,303,193	$4,606,186

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Momentum Index Fund	1,213,299,960	1,271,081,997

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Momentum Index Fund	Borrower	$ 18,666,923	1.73%	$35,075

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI International Momentum Index Fund	$1,888

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Momentum Index Fund	$7,244	$-	$-

9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Momentum Index Fund	$11,618,375	2.97%	$38,361

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity SAI International Momentum Index Fund	43%	18%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI International Momentum Index Fund	61%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Momentum Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Momentum Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2022 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the two years in the period ended October 31, 2022 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® SAI International Momentum Index Fund	.19%
Actual		$ 1,000	$ 867.50	$ .89
Hypothetical- B		$ 1,000	$ 1,024.25	$ .97

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 83% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1636 and $0.0139 for the dividend paid December 13, 2021.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Momentum Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity and Geode had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools.  The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period. No performance peer group information was considered by the Board as Fidelity advised the Board that the peer group, which is created by a third-party provider, includes a number of actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Historical Management Fees (BP) vs. Competitive Medians (BP):

SAI Intl Momentum Index
Management Fee Median
Asset-Sized Peer Group Median (ASPG)
23
15
15
15
15
15
2017
2018
2019
2020
2021

	2017	2018	2019	2020	2021
Management Fee %	-	-	-	38%	46%
Funds	-	-	-	61	57
ASPG Quartile	-	-	-	2nd	2nd

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and equal to the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked equal to the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.20% through February 28, 2023.

Fees Charged to Other Clients . The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9900587.102
IMI-ANN-1222
Fidelity Flex® Funds

Fidelity Flex® International Index Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity Flex® International Index Fund	-24.60%	-0.58%	2.43%

A     From March 09, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® International Index Fund, on March 09, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

16,000
15,000
14,000
13,000
12,000
11,000
10,000
$9,600
2017
2018
2019
2020
2021
2022

Period Ending Values

$11,452 Fidelity Flex® International Index Fund

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year, the fund returned -24.60%, roughly in line with the -24.61% result of the benchmark, the MSCI All Country World ex US Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) By region, emerging markets returned -30% and detracted most, followed by Europe ex U.K. (-26%). By sector, stocks in information technology returned approximately -37% and detracted most, followed by consumer discretionary, which returned roughly -37%. Financials returned about -18% and industrials returned roughly -25%, with the capital goods industry (-26%) hurting most. Communication services returned -34%, hampered by the media & entertainment industry (-51%). Health care returned roughly -20%, held back by the pharmaceuticals, biotechnology & life sciences industry (-15%). Consumer staples (-18%) detracted, hampered by the food, beverage & tobacco industry (-16%). The materials sector (-19%) also detracted. Real estate (-33%) and utilities (-16%) also hurt. In contrast, energy gained 5% and contributed. Turning to individual stocks, the biggest individual detractor was Taiwan Semiconductor (-42%), from the semiconductors & semiconductor equipment category, followed by Tencent Holdings (-56%), which is in the media & entertainment industry. Within retailing, Alibaba Group Holding returned roughly -63% and hurt. Other noteworthy detractors were ASML Holding (-41%), a stock in the semiconductors & semiconductor equipment segment, and Shopify (-77%), from the software & services group. Conversely, the biggest individual contributor was Shell (+24%), from the energy sector. In energy, Petroleo Brasileiro-Petrobras (+101%), Canadian National Resources (+49%), BP (+20%), and TotalEnergies (+14%) all boosted the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	1.4
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.1
Shell PLC (London) (United Kingdom, Oil, Gas & Consumable Fuels)	1.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	0.9
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.9
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	0.9
Novartis AG (Switzerland, Pharmaceuticals)	0.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.8
10.2

Market Sectors (% of Fund's net assets)

Financials	22.4
Industrials	10.6
Information Technology	10.3
Health Care	9.9
Consumer Discretionary	9.3
Consumer Staples	8.9
Materials	7.6
Energy	6.7
Communication Services	5.2
Utilities	2.9
Real Estate	1.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 95.6%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value ($)
Australia - 4.8%
Ampol Ltd.	13,902	242,140
APA Group unit	68,915	463,296
Aristocrat Leisure Ltd.	36,098	855,949
ASX Ltd.	11,756	509,085
Aurizon Holdings Ltd.	113,298	262,345
Australia & New Zealand Banking Group Ltd.	179,580	2,942,192
BHP Group Ltd.	305,436	7,299,103
BlueScope Steel Ltd.	27,713	278,840
Brambles Ltd.	86,916	649,359
Cochlear Ltd.	3,995	510,339
Coles Group Ltd.	80,907	845,113
Commonwealth Bank of Australia	102,802	6,883,474
Computershare Ltd.	32,430	524,197
CSL Ltd.	29,111	5,222,776
Dexus unit	66,256	328,874
Dominos Pizza Enterprises Ltd.	3,438	140,194
Endeavour Group Ltd.	80,625	368,738
Evolution Mining Ltd.	116,815	155,419
Fortescue Metals Group Ltd.	102,399	964,702
Goodman Group unit	102,657	1,116,297
IDP Education Ltd.	12,297	232,748
Insurance Australia Group Ltd.	147,707	462,956
Lendlease Group unit	40,453	224,860
Macquarie Group Ltd.	21,998	2,385,038
Magellan Financial Group Ltd. warrants 4/16/27 (a)	50	10
Medibank Private Ltd.	165,696	297,825
Mineral Resources Ltd.	10,377	485,411
Mirvac Group unit	253,737	335,967
National Australia Bank Ltd.	193,340	4,016,068
Newcrest Mining Ltd.	54,497	603,570
Northern Star Resources Ltd.	71,333	398,790
Orica Ltd.	26,302	233,518
Origin Energy Ltd.	102,899	366,614
Qantas Airways Ltd. (a)	57,463	214,656
QBE Insurance Group Ltd.	90,009	704,709
Ramsay Health Care Ltd.	10,887	407,874
REA Group Ltd.	3,108	241,725
Reece Ltd.	12,760	126,755
Rio Tinto Ltd.	22,435	1,265,718
Santos Ltd.	191,774	936,175
Scentre Group unit	324,033	601,076
SEEK Ltd.	20,392	281,614
Sonic Healthcare Ltd.	27,755	581,782
South32 Ltd.	282,663	648,505
Stockland Corp. Ltd. unit	152,545	351,271
Suncorp Group Ltd.	77,360	564,605
Telstra Group Ltd.	246,685	618,545
The GPT Group unit	110,732	305,276
The Lottery Corp. Ltd. (a)	136,154	373,620
Transurban Group unit	185,909	1,576,835
Treasury Wine Estates Ltd.	44,628	369,675
Vicinity Centres unit	243,084	302,425
Washington H. Soul Pattinson & Co. Ltd.	13,403	239,536
Wesfarmers Ltd.	68,530	1,988,675
Westpac Banking Corp.	210,869	3,252,014
WiseTech Global Ltd.	8,601	319,975
Woodside Energy Group Ltd.	114,830	2,642,767
Woolworths Group Ltd.	73,341	1,549,053
TOTAL AUSTRALIA		61,070,668
Austria - 0.1%
Erste Group Bank AG	21,017	517,963
OMV AG	8,646	398,511
Verbund AG	4,133	323,692
Voestalpine AG	7,398	160,697
TOTAL AUSTRIA		1,400,863
Bailiwick of Jersey - 0.6%
Experian PLC	55,707	1,776,233
Ferguson PLC	12,955	1,412,881
Glencore PLC	594,951	3,410,898
WPP PLC	67,353	592,717
TOTAL BAILIWICK OF JERSEY		7,192,729
Belgium - 0.5%
Ageas	9,512	329,290
Anheuser-Busch InBev SA NV	52,428	2,622,470
D'ieteren Group	1,526	253,808
ELIA GROUP SA/NV	1,939	245,084
Groupe Bruxelles Lambert SA	6,300	464,458
KBC Group NV	15,193	761,409
Proximus	8,731	91,547
Sofina SA	972	189,714
Solvay SA Class A	4,599	414,682
UCB SA	7,528	567,786
Umicore SA	12,838	423,216
Warehouses de Pauw	9,755	250,457
TOTAL BELGIUM		6,613,921
Bermuda - 0.2%
Alibaba Health Information Technology Ltd. (a)	298,000	126,039
Alibaba Pictures Group Ltd. (a)	650,000	24,014
Beijing Enterprises Water Group Ltd.	220,000	46,244
China Gas Holdings Ltd.	184,000	163,146
China Resource Gas Group Ltd.	55,100	141,090
China Ruyi Holdings Ltd. (a)	288,000	45,128
CK Infrastructure Holdings Ltd.	37,000	175,817
Cosco Shipping Ports Ltd.	115,757	57,070
Credicorp Ltd. (United States)	4,349	636,520
Hongkong Land Holdings Ltd.	69,709	268,380
Hopson Development Holdings Ltd.	41,800	33,548
Jardine Matheson Holdings Ltd.	9,735	448,005
Kunlun Energy Co. Ltd.	224,000	133,835
Nine Dragons Paper (Holdings) Ltd.	102,000	60,423
Orient Overseas International Ltd.	7,500	109,591
Shenzhen International Holdings Ltd.	69,479	46,734
TOTAL BERMUDA		2,515,584
Brazil - 1.3%
Ambev SA	290,000	898,267
Americanas SA	38,076	114,549
Atacadao SA	29,700	111,889
B3 SA - Brasil Bolsa Balcao	373,000	1,086,036
Banco Bradesco SA	107,168	345,228
Banco BTG Pactual SA unit	70,500	394,980
Banco do Brasil SA	50,300	360,489
Banco Santander SA (Brasil) unit	22,100	127,410
BB Seguridade Participacoes SA	43,400	249,452
BRF SA (a)	35,604	86,572
CCR SA	72,100	180,896
Centrais Eletricas Brasileiras SA (Electrobras)	61,200	590,259
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	21,300	247,823
Companhia Siderurgica Nacional SA (CSN)	37,300	88,674
Cosan SA	70,608	230,462
CPFL Energia SA	14,000	95,998
Energisa SA unit	11,000	103,260
ENGIE Brasil Energia SA	13,250	103,168
Equatorial Energia SA	60,300	350,558
Hapvida Participacoes e Investimentos SA (b)	283,673	428,351
Hypera SA	25,400	249,845
JBS SA	45,500	219,859
Klabin SA unit	47,600	199,228
Localiza Rent a Car SA	44,763	611,283
Localiza Rent a Car SA	137	1,871
Lojas Renner SA	58,173	347,991
Magazine Luiza SA	180,332	156,052
Natura & Co. Holding SA (a)	52,793	152,794
Petro Rio SA (a)	45,000	308,305
Petroleo Brasileiro SA - Petrobras (ON)	230,044	1,481,224
Raia Drogasil SA	67,300	342,786
Rede D'Oregon Sao Luiz SA (b)	24,000	149,469
Rumo SA	75,900	325,317
Suzano Papel e Celulose SA	43,722	450,297
Telefonica Brasil SA	29,200	233,521
TIM SA	49,100	125,471
Totvs SA	32,900	211,202
Ultrapar Participacoes SA	41,600	107,997
Vale SA	241,926	3,144,031
Vibra Energia SA	69,078	244,056
Weg SA	102,860	802,091
TOTAL BRAZIL		16,059,011
British Virgin Islands - 0.0%
VK Co. Ltd. unit (a)(c)	6,898	3,073
Canada - 8.1%
Agnico Eagle Mines Ltd. (Canada)	27,712	1,219,055
Air Canada (a)	10,796	155,400
Algonquin Power & Utilities Corp.	39,315	435,182
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	50,114	2,243,883
AltaGas Ltd.	16,909	304,954
ARC Resources Ltd.	41,826	588,852
Bank of Montreal	40,513	3,731,770
Bank of Nova Scotia	72,218	3,490,700
Barrick Gold Corp. (Canada)	107,997	1,624,295
Bausch Health Cos., Inc. (Canada) (a)	15,207	98,898
BCE, Inc.	4,675	210,870
BlackBerry Ltd. (a)(d)	32,520	151,100
Brookfield Asset Management, Inc. (Canada) Class A	85,129	3,371,167
Brookfield Renewable Corp.	7,755	240,958
BRP, Inc.	2,237	149,571
CAE, Inc. (a)	18,534	353,715
Cameco Corp.	26,203	621,440
Canadian Apartment Properties (REIT) unit	5,339	165,341
Canadian Imperial Bank of Commerce	54,540	2,476,889
Canadian National Railway Co.	35,399	4,193,782
Canadian Natural Resources Ltd.	70,033	4,200,386
Canadian Pacific Railway Ltd.	56,082	4,180,782
Canadian Tire Ltd. Class A (non-vtg.)	3,288	368,514
Canadian Utilities Ltd. Class A (non-vtg.)	7,476	198,925
CCL Industries, Inc. Class B	9,263	435,154
Cenovus Energy, Inc. (Canada)	84,276	1,703,645
CGI, Inc. Class A (sub. vtg.) (a)	13,169	1,060,789
Constellation Software, Inc.	1,217	1,759,721
Dollarama, Inc.	16,756	995,631
Emera, Inc.	16,256	602,463
Empire Co. Ltd. Class A (non-vtg.)	9,680	248,688
Enbridge, Inc.	122,439	4,770,479
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,400	687,581
First Quantum Minerals Ltd.	35,776	631,040
FirstService Corp.	2,422	302,779
Fortis, Inc.	28,995	1,131,196
Franco-Nevada Corp.	11,591	1,432,167
George Weston Ltd.	4,476	492,661
GFL Environmental, Inc.	10,625	286,770
Gildan Activewear, Inc.	11,720	369,834
Great-West Lifeco, Inc.	16,695	386,509
Hydro One Ltd. (b)	20,017	501,913
iA Financial Corp, Inc.	6,295	350,341
IGM Financial, Inc.	4,766	127,585
Imperial Oil Ltd.	14,475	787,420
Intact Financial Corp.	10,611	1,612,349
Ivanhoe Mines Ltd. (a)	37,580	260,675
Keyera Corp.	13,666	292,911
Kinross Gold Corp.	76,627	277,856
Lightspeed Commerce, Inc. (Canada) (a)	7,862	150,678
Loblaw Companies Ltd.	10,098	827,349
Lundin Mining Corp.	39,315	206,048
Magna International, Inc. Class A (sub. vtg.)	16,753	933,598
Manulife Financial Corp.	116,402	1,929,282
Metro, Inc.	14,388	753,750
National Bank of Canada	20,464	1,393,358
Northland Power, Inc.	14,222	413,814
Nutrien Ltd.	33,313	2,814,739
Nuvei Corp. (a)(b)	3,678	110,690
Onex Corp. (sub. vtg.)	4,313	217,083
Open Text Corp.	16,684	483,246
Pan American Silver Corp.	12,417	198,424
Parkland Corp.	8,865	179,207
Pembina Pipeline Corp.	32,873	1,085,351
Power Corp. of Canada (sub. vtg.)	34,001	844,316
Quebecor, Inc. Class B (sub. vtg.)	9,439	177,923
Restaurant Brands International, Inc.	14,250	846,726
Restaurant Brands International, Inc.	3,193	189,600
RioCan (REIT)	8,892	126,688
Ritchie Bros. Auctioneers, Inc.	6,768	442,142
Rogers Communications, Inc. Class B (non-vtg.)	21,207	882,775
Royal Bank of Canada (d)	85,416	7,903,026
Saputo, Inc.	15,394	374,694
Shaw Communications, Inc. Class B	28,713	737,452
Shopify, Inc. Class A (a)	69,133	2,370,318
Sun Life Financial, Inc.	35,662	1,514,591
Suncor Energy, Inc.	87,170	2,998,338
TC Energy Corp.	59,453	2,611,420
Teck Resources Ltd. Class B (sub. vtg.)	28,598	870,525
TELUS Corp.	28,443	593,976
TFI International, Inc. (Canada)	5,050	459,684
The Toronto-Dominion Bank	109,628	7,016,160
Thomson Reuters Corp.	10,218	1,086,715
TMX Group Ltd.	3,421	328,904
Toromont Industries Ltd.	5,157	396,328
Tourmaline Oil Corp.	19,385	1,092,225
West Fraser Timber Co. Ltd.	3,574	268,348
Wheaton Precious Metals Corp.	27,586	902,491
WSP Global, Inc.	7,420	911,957
TOTAL CANADA		103,928,525
Cayman Islands - 4.0%
3SBio, Inc. (b)	92,500	65,283
AAC Technology Holdings, Inc. (a)	42,000	76,935
Airtac International Group	8,278	189,921
Alibaba Group Holding Ltd. (a)	917,144	7,130,709
Anta Sports Products Ltd.	73,400	645,201
Autohome, Inc. ADR Class A	4,499	117,514
Baidu, Inc. Class A (a)	134,042	1,285,061
BeiGene Ltd. ADR (a)(d)	2,929	494,679
Bilibili, Inc. Class Z (a)	10,766	95,940
Bosideng International Holdings Ltd.	190,000	82,055
Budweiser Brewing Co. APAC Ltd. (b)	100,700	211,928
Chailease Holding Co. Ltd.	82,054	379,055
China Aoyuan Group Ltd. (a)(c)	2,000	301
China Conch Venture Holdings Ltd.	103,000	151,948
China Feihe Ltd. (b)	207,000	119,195
China Hongqiao Group Ltd.	130,000	92,246
China Liansu Group Holdings Ltd.	66,000	53,559
China Literature Ltd. (a)(b)	23,400	63,049
China Medical System Holdings Ltd.	81,000	88,433
China Meidong Auto Holding Ltd.	32,000	42,071
China Mengniu Dairy Co. Ltd.	189,000	605,549
China Overseas Property Holdings Ltd.	75,000	47,200
China Resources Cement Holdings Ltd.	144,000	52,099
China Resources Land Ltd.	198,000	620,512
China Resources Microelectronics Ltd. (A Shares)	4,411	30,599
China Resources Mixc Lifestyle Services Ltd. (b)	42,600	124,821
China State Construction International Holdings Ltd.	128,000	115,124
ChinaSoft International Ltd.	162,000	107,317
Chow Tai Fook Jewellery Group Ltd.	119,000	203,749
CIFI Ever Sunshine Services Group Ltd.	2,000	441
CIFI Holdings Group Co. Ltd. (c)	226,361	14,995
CK Asset Holdings Ltd.	119,245	659,295
CK Hutchison Holdings Ltd.	160,500	798,942
Country Garden Holdings Co. Ltd.	481,784	61,990
Country Garden Services Holdings Co. Ltd.	118,000	103,123
Dali Foods Group Co. Ltd. (b)	121,000	49,789
Daqo New Energy Corp. ADR (a)	3,478	152,997
Dongyue Group Co. Ltd.	81,000	70,375
ENN Energy Holdings Ltd.	47,000	467,327
ESR Group Ltd. (b)	117,800	201,094
Futu Holdings Ltd. ADR (a)	3,811	129,040
GDS Holdings Ltd. Class A (a)	50,300	56,142
Geely Automobile Holdings Ltd.	358,000	384,924
Genscript Biotech Corp. (a)	72,000	181,980
Grab Holdings Ltd. (a)	75,568	196,477
Greentown China Holdings Ltd.	48,500	46,154
Greentown Service Group Co. Ltd.	92,000	37,739
H World Group Ltd. ADR	12,099	327,641
Haidilao International Holding Ltd. (a)(b)	64,000	95,067
Haitian International Holdings Ltd.	35,000	70,092
Hansoh Pharmaceutical Group Co. Ltd. (b)	68,000	104,993
Hengan International Group Co. Ltd.	37,500	145,468
HUTCHMED China Ltd. sponsored ADR (a)(d)	4,873	43,077
Hygeia Healthcare Holdings Co. (a)(b)	19,000	82,297
Innovent Biologics, Inc. (a)(b)	60,000	212,494
Inter & Co., Inc. unit	564	1,697
iQIYI, Inc. ADR (a)(d)	19,202	38,788
JD Health International, Inc. (a)(b)	68,900	377,870
JD.com, Inc. Class A	130,473	2,375,981
Jinxin Fertility Group Ltd. (b)	93,500	46,097
Jiumaojiu International Holdings Ltd. (b)	42,000	65,919
JOYY, Inc. ADR	2,749	69,357
Kaisa Group Holdings Ltd. (a)(c)	4,285	459
Kanzhun Ltd. ADR (a)	10,616	116,033
KE Holdings, Inc. ADR (a)	40,614	413,451
Kingboard Chemical Holdings Ltd.	37,500	92,488
Kingboard Laminates Holdings Ltd.	54,500	43,533
Kingdee International Software Group Co. Ltd. (a)	159,000	260,083
Kingsoft Corp. Ltd.	54,600	165,198
Kuaishou Technology Class B (a)(b)	104,700	430,823
Li Ning Co. Ltd.	143,500	742,211
Longfor Properties Co. Ltd. (b)	107,000	136,312
Lufax Holding Ltd. ADR	40,107	63,770
Meituan Class B (a)(b)	266,300	4,263,608
Microport Scientific Corp. (a)	38,000	80,263
Ming Yuan Cloud Group Holdings Ltd.	37,000	17,016
Minth Group Ltd.	50,000	98,731
NetEase, Inc.	125,790	1,395,672
New Oriental Education & Technology Group, Inc. (a)	88,590	207,447
NIO, Inc. sponsored ADR (a)	83,206	804,602
Parade Technologies Ltd.	5,000	94,407
Pinduoduo, Inc. ADR (a)	30,602	1,677,908
Ping An Healthcare and Technology Co. Ltd. (a)(b)	30,600	56,447
Pop Mart International Group Ltd. (b)	33,600	43,489
RLX Technology, Inc. ADR (a)(d)	28,531	35,664
Sands China Ltd. (a)	148,800	259,701
Sany Heavy Equipment International Holdings Co. Ltd.	61,000	50,046
Sea Ltd. ADR (a)	21,931	1,089,532
Seazen Group Ltd. (a)	110,000	17,657
Shenzhou International Group Holdings Ltd.	51,400	356,870
Silergy Corp.	20,000	231,909
Sino Biopharmaceutical Ltd.	613,250	297,654
SITC International Holdings Co. Ltd.	79,000	129,425
Smoore International Holdings Ltd. (b)	106,000	112,757
Sunny Optical Technology Group Co. Ltd.	43,900	380,577
TAL Education Group ADR (a)	26,385	124,273
Tencent Holdings Ltd.	377,600	9,922,117
Tencent Music Entertainment Group ADR (a)	44,116	159,259
Tingyi (Cayman Islands) Holding Corp.	116,000	181,471
Tongcheng Travel Holdings Ltd. (a)	70,400	109,775
Topsports International Holdings Ltd. (b)	107,000	53,979
Trip.com Group Ltd. ADR (a)	32,701	740,024
Uni-President China Holdings Ltd.	80,000	59,111
Vinda International Holdings Ltd.	26,000	48,756
Vipshop Holdings Ltd. ADR (a)	25,551	178,090
Want Want China Holdings Ltd.	280,000	184,059
Weibo Corp. sponsored ADR (a)	4,266	48,291
WH Group Ltd. (b)	526,266	266,162
Wharf Real Estate Investment Co. Ltd.	103,000	406,114
Wuxi Biologics (Cayman), Inc. (a)(b)	217,500	978,672
Xiaomi Corp. Class B (a)(b)	938,200	1,052,982
Xinyi Glass Holdings Ltd.	113,000	145,395
Xinyi Solar Holdings Ltd.	302,968	300,666
XPeng, Inc. ADR (a)	26,201	173,451
XTEP International Holdings Ltd.	79,500	72,920
Yadea Group Holdings Ltd. (b)	70,000	106,833
Yihai International Holding Ltd.	27,000	44,440
Zai Lab Ltd. ADR (a)	5,348	119,153
Zhen Ding Technology Holding Ltd.	38,000	124,884
Zhongsheng Group Holdings Ltd. Class H	34,500	130,974
ZTO Express, Inc. sponsored ADR	25,148	424,750
TOTAL CAYMAN ISLANDS		51,284,059
Chile - 0.1%
Banco de Chile	2,668,155	244,022
Banco de Credito e Inversiones	3,726	103,823
Banco Santander Chile	3,866,067	138,498
Cencosud SA	81,478	109,674
Compania Cervecerias Unidas SA	6,607	36,239
Compania Sud Americana de Vapores SA	912,743	63,365
Empresas CMPC SA	65,144	103,360
Empresas COPEC SA	22,834	157,357
Enel Americas SA	1,276,885	126,511
Enel Chile SA	1,465,532	51,569
Falabella SA	45,236	88,449
TOTAL CHILE		1,222,867
China - 3.0%
360 Security Technology, Inc. (A Shares)	27,700	26,855
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	8,800	17,460
A-Living Smart City Services C (H Shares) (b)	58,750	33,306
Advanced Micro-Fabrication Equipment, Inc., China (A Shares) (a)	2,277	34,606
AECC Aero-Engine Control Co. Ltd. (A Shares)	4,200	17,253
AECC Aviation Power Co. Ltd.	8,700	57,945
Agricultural Bank of China Ltd.:
(A Shares)	367,800	139,003
(H Shares)	1,696,000	484,095
Aier Eye Hospital Group Co. Ltd. (A Shares)	23,734	80,274
Air China Ltd.:
(A Shares) (a)	46,700	61,837
(H Shares) (a)	68,000	47,299
Aluminum Corp. of China Ltd.:
(A shares)	88,000	46,513
(H Shares)	152,000	43,332
Amlogic Shanghai Co. Ltd. (A Shares) (a)	1,229	9,653
Angel Yeast Co. Ltd. (A Shares)	2,400	11,890
Anhui Conch Cement Co. Ltd.:
(A Shares)	8,200	27,263
(H Shares)	91,500	235,463
Anhui Gujing Distillery Co. Ltd. (B Shares)	13,200	155,599
Anhui Honglu Steel Construction Group Co. Ltd.	2,990	13,953
Anhui Kouzi Distillery Co. Ltd. (A Shares)	2,300	12,755
Anhui Yingjia Distillery Co. Ltd. (A Shares)	2,500	16,124
Anjoy Foods Group Co. Ltd. (A Shares)	1,000	18,394
Apeloa Pharmaceutical Co. Ltd. A Shares	3,600	10,263
Asia - Potash International Investment Guangzhou Co. Ltd. (A Shares) (a)	2,600	9,079
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	1,260	24,705
Avary Holding Shenzhen Co. Ltd. (A Shares)	7,400	30,146
AVIC Capital Co. Ltd. (A Shares)	32,600	13,526
AVIC Electromechanical Systems Co. Ltd. (A Shares)	10,900	17,463
AviChina Industry & Technology Co. Ltd. (H Shares)	148,000	64,859
Avicopter PLC (A Shares)	1,800	10,820
Bank of Beijing Co. Ltd. (A Shares)	75,200	41,601
Bank of Changsha Co. Ltd. (A Shares)	20,100	17,725
Bank of Chengdu Co. Ltd. (A Shares)	10,400	19,396
Bank of China Ltd.:
(A Shares)	514,800	212,183
(H Shares)	4,318,000	1,390,730
Bank of Communications Co. Ltd.:
(A Shares)	22,600	13,771
(H Shares)	690,000	336,665
Bank of Hangzhou Co. Ltd. (A Shares)	18,900	31,341
Bank of Jiangsu Co. Ltd. (A Shares)	46,960	44,498
Bank of Nanjing Co. Ltd. (A Shares)	38,600	54,547
Bank of Ningbo Co. Ltd. (A Shares)	24,080	78,344
Bank of Shanghai Co. Ltd. (A Shares)	51,018	38,982
Baoshan Iron & Steel Co. Ltd. (A Shares)	85,200	56,116
BBMG Corp. (A Shares)	27,500	8,774
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	118,000	63,888
Beijing Dabeinong Technology Group Co. Ltd. (A Shares) (a)	13,400	16,808
Beijing Easpring Material Technology Co. Ltd. (A Shares)	1,900	15,347
Beijing Enlight Media Co. Ltd. (A Shares)	13,000	11,980
Beijing Kingsoft Office Software, Inc. (A Shares)	1,625	64,694
Beijing New Building Materials PLC (A Shares)	6,500	17,650
Beijing Originwater Technology Co. Ltd. (A Shares)	7,000	4,515
Beijing Roborock Technology Co. Ltd. (A Shares)	273	8,786
Beijing Shiji Information Technology Co. Ltd. (A Shares)	8,092	14,006
Beijing Shunxin Agriculture Co. Ltd.	2,200	6,164
Beijing Sinnet Technology Co. Ltd. (A Shares)	6,900	8,182
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	5,040	14,265
Beijing Tongrentang Co. Ltd. (A Shares)	5,100	34,045
Beijing United Information Technology Co. Ltd. (A Shares)	1,450	24,620
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	2,040	35,063
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. (A Shares)	900	14,150
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	142,600	87,088
Betta Pharmaceuticals Co. Ltd. (A Shares)	1,200	7,511
BGI Genomics Co. Ltd.	1,300	9,874
Bloomage Biotechnology Corp. Ltd. (A Shares)	1,099	15,950
BOC International China Co. Ltd.	9,900	14,248
BOE Technology Group Co. Ltd. (A Shares)	138,100	63,160
BTG Hotels Group Co. Ltd.	4,200	12,497
By-Health Co. Ltd. (A Shares)	5,100	12,235
BYD Co. Ltd.:
(A Shares)	6,000	202,662
(H Shares)	51,000	1,141,541
Caitong Securities Co. Ltd.	14,300	14,001
CanSino Biologics, Inc.:
(A Shares)	814	21,139
(H Shares) (b)	3,800	35,339
CECEP Solar Energy Co. Ltd. (A Shares)	16,700	15,459
CECEP Wind-Power Corp. (A Shares)	13,500	7,912
CGN Power Co. Ltd. (H Shares) (b)	803,000	162,653
Chacha Food Co. Ltd. (A Shares)	1,400	8,470
Changchun High & New Technology Industry Group, Inc. (A Shares)	1,400	31,037
Changjiang Securities Co. Ltd. (A Shares)	16,200	11,557
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	1,000	16,766
Chaozhou Three-Circle Group Co. (A Shares)	6,300	24,500
Chengtun Mining Group Co. Ltd. (A Shares)	7,000	5,310
Chengxin Lithium Group Co. Ltd. (A Shares)	3,200	18,938
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)	4,500	11,597
China Baoan Group Co. Ltd. (A Shares)	7,400	11,714
China Cinda Asset Management Co. Ltd. (H Shares)	621,000	57,752
China CITIC Bank Corp. Ltd.:
(A Shares)	34,400	20,396
(H Shares)	471,000	177,608
China Coal Energy Co. Ltd. (H Shares)	114,000	83,943
China Communications Services Corp. Ltd. (H Shares)	134,000	37,385
China Construction Bank Corp.:
(A Shares)	291,400	213,076
(H Shares)	5,512,000	2,925,155
China CSSC Holdings Ltd. (A Shares)	15,000	54,472
China Eastern Airlines Corp. Ltd. (A Shares) (a)	34,300	22,544
China Energy Engineering Corp. Ltd. (A Shares)	101,000	31,671
China Everbright Bank Co. Ltd.:
(A Shares)	77,100	28,716
(H Shares)	294,000	76,031
China Galaxy Securities Co. Ltd.:
(A Shares)	10,400	12,831
(H Shares)	225,000	84,271
China Great Wall Securities Co. Ltd. (A Shares)	14,800	16,375
China Greatwall Technology Group Co. Ltd. (A Shares)	12,600	19,238
China International Capital Corp. Ltd. (H Shares) (b)	113,200	157,478
China Jushi Co. Ltd. (A Shares)	13,715	21,973
China Life Insurance Co. Ltd.:
(A Shares)	4,500	16,391
(H Shares)	475,000	517,967
China Longyuan Power Grid Corp. Ltd. (H Shares)	196,000	223,974
China Meheco Co. Ltd. (A Shares)	5,180	8,951
China Merchants Bank Co. Ltd.:
(A Shares)	30,400	111,644
(H Shares)	284,500	935,086
China Merchants Energy Shipping Co. Ltd. (A Shares)	29,900	28,537
China Merchants Securities Co. Ltd. (A Shares)	28,350	48,525
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	25,900	46,495
China Minmetals Rare Earth Co. Ltd. (A Shares) (a)	2,600	10,268
China Minsheng Banking Corp. Ltd.:
(A Shares)	26,000	11,749
(H Shares)	627,400	182,234
China National Building Materials Co. Ltd. (H Shares)	229,000	133,030
China National Chemical Engineering Co. Ltd. (A Shares)	21,700	21,008
China National Nuclear Power Co. Ltd. (A Shares)	69,900	57,716
China Northern Rare Earth Group High-Tech Co. Ltd.	13,800	45,730
China Oilfield Services Ltd. (H Shares)	110,000	123,878
China Pacific Insurance (Group) Co. Ltd.	23,600	61,497
China Pacific Insurance (Group) Co. Ltd. (H Shares)	157,400	253,856
China Petroleum & Chemical Corp.:
(A Shares)	183,700	102,378
(H Shares)	1,442,000	571,503
China Railway Group Ltd.:
(A Shares)	89,500	61,154
(H Shares)	224,000	97,309
China Railway Signal & Communications Corp. (A Shares)	29,107	18,055
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	3,000	22,405
China Shenhua Energy Co. Ltd.:
(A Shares)	14,800	56,805
(H Shares)	215,000	565,598
China Southern Airlines Ltd.:
(A Shares) (a)	61,500	54,402
(H Shares) (a)	56,000	28,893
China State Construction Engineering Corp. Ltd. (A Shares)	152,100	98,930
China Suntien Green Energy Corp. Ltd. (H Shares)	107,000	40,621
China Three Gorges Renewables Group Co. Ltd. (A Shares)	106,300	81,076
China Tourism Group Duty Free Corp. Ltd. (A Shares)	7,400	162,492
China Tower Corp. Ltd. (H Shares) (b)	2,606,000	235,712
China United Network Communications Ltd. (A Shares)	158,100	72,740
China Vanke Co. Ltd.:
(A Shares)	7,300	13,515
(H Shares)	152,700	196,087
China Yangtze Power Co. Ltd. (A Shares)	78,300	217,223
China Zhenhua (Group) Science & Technology Co. Ltd. (A Shares)	1,700	31,391
China Zheshang Bank Co. Ltd. (a)	64,000	24,188
Chongqing Brewery Co. Ltd. (A Shares)	1,700	20,350
Chongqing Changan Automobile Co. Ltd. (A Shares)	26,988	41,722
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	2,900	8,939
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	51,000	15,463
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	5,600	65,486
CITIC Securities Co. Ltd.:
(A Shares)	27,925	65,808
(H Shares)	170,225	254,590
Cmoc Group Ltd.:
(A Shares)	48,200	27,390
(H Shares)	240,000	77,354
CNGR Advanced Material Co. Ltd.	1,300	12,840
CNNC Hua Yuan Titanium Dioxide Co. Ltd. (A Shares)	7,540	6,897
Contemporary Amperex Technology Co. Ltd.	8,100	413,579
COSCO Shipping Development Co. Ltd. (A Shares)	37,900	12,663
COSCO Shipping Energy Transportation Co. Ltd. (A Shares) (a)	10,400	24,081
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares)	46,470	71,459
(H Shares)	185,550	200,214
CRRC Corp. Ltd.:
(A Shares)	86,000	55,937
(H Shares)	252,000	76,406
CSC Financial Co. Ltd. (A Shares)	14,100	45,585
Daan Gene Co. Ltd.	6,636	16,247
Daqin Railway Co. Ltd. (A Shares)	53,000	46,520
DaShenLin Pharmaceutical Group Co. Ltd.	4,360	21,761
DHC Software Co. Ltd. (A Shares)	13,100	11,068
Do-Fluoride New Materials Co. Ltd. (A Shares)	3,200	13,649
Dong-E-E-Jiao Co. Ltd. (A Shares)	2,200	11,309
Dongfang Electric Corp. Ltd. (A Shares)	11,400	36,231
Dongfeng Motor Group Co. Ltd. (H Shares)	162,000	73,264
Dongxing Securities Co. Ltd. (A Shares)	7,700	8,193
East Money Information Co. Ltd. (A Shares)	47,950	102,493
Ecovacs Robotics Co. Ltd. Class A	2,300	18,361
ENN Natural Gas Co. Ltd. (A Shares)	9,300	19,713
Eve Energy Co. Ltd. (A shares)	6,471	73,581
Everbright Securities Co. Ltd. (A Shares)	15,000	28,797
Fangda Carbon New Material Co. Ltd. (A Shares) (a)	11,940	9,826
FAW Jiefang Group Co. Ltd. (A Shares)	7,300	6,957
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)	3,600	6,793
First Capital Securities Co. Ltd. (A Shares)	14,400	10,944
Flat Glass Group Co. Ltd.	9,000	21,074
Flat Glass Group Co. Ltd. (A Shares) (a)	14,400	67,633
Focus Media Information Technology Co. Ltd. (A Shares)	49,200	30,182
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	15,094	123,350
Founder Securities Co. Ltd. (A Shares)	33,900	29,384
Foxconn Industrial Internet Co. Ltd. (A Shares)	36,800	41,321
Fujian Sunner Development Co. Ltd. A Shares	3,700	11,126
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	2,500	11,444
(H Shares) (b)	46,000	164,963
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	200	6,974
Ganfeng Lithium Group Co. Ltd. (A Shares)	11,060	119,673
GCL System Integration Technology Co. Ltd. (a)	16,400	7,343
GD Power Development Co. Ltd. (A Shares) (a)	61,500	36,801
GEM Co. Ltd. (A Shares)	13,600	13,855
Gemdale Corp. (A Shares)	16,900	18,097
GF Securities Co. Ltd.:
(A Shares)	17,700	33,035
(H Shares)	74,400	75,730
Giant Network Group Co. Ltd. (A Shares)	4,100	4,345
Gigadevice Semiconductor Beijing, Inc. (A Shares)	2,140	24,108
Ginlong Technologies Co. Ltd. (A Shares)	1,350	34,531
GoerTek, Inc. (A Shares)	12,500	37,109
Gotion High-tech Co. Ltd. (A Shares)	5,400	22,220
Great Wall Motor Co. Ltd.:
(A Shares)	8,300	33,141
(H Shares)	182,500	199,248
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	9,200	36,118
GRG Banking Equipment Co. Ltd. (A Shares)	10,900	14,060
Guangdong Haid Group Co. Ltd. (A Shares)	5,400	42,702
Guangdong Kinlong Hardware Products Co. Ltd. (A Shares)	900	9,763
Guanghui Energy Co. Ltd. (A Shares)	22,400	31,532
Guangzhou Automobile Group Co. Ltd.	29,400	45,612
Guangzhou Automobile Group Co. Ltd. (H Shares)	134,000	81,599
Guangzhou Baiyunshan Pharma Health (A Shares)	5,100	18,849
Guangzhou Haige Communications Group (A Shares)	11,300	13,075
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	1,300	13,451
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	1,900	16,927
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	6,560	38,177
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)	13,776	10,507
Guolian Securities Co. Ltd.	6,400	8,194
Guosen Securities Co. Ltd. (A Shares)	26,300	31,043
Guotai Junan Securities Co. Ltd.:
(A Shares)	19,300	34,938
(H Shares) (b)	19,800	20,003
Guoyuan Securities Co. Ltd. (A Shares)	14,510	12,418
Haier Smart Home Co. Ltd.	145,000	362,793
Haier Smart Home Co. Ltd. (A Shares)	21,800	62,090
Haitong Securities Co. Ltd.:
(A Shares)	16,400	18,954
(H Shares)	218,000	106,644
Hangzhou First Applied Material Co. Ltd. (A Shares)	4,312	37,824
Hangzhou Lion Electronics Co. Ltd. (A Shares)	2,100	12,313
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	3,800	21,901
Hangzhou Robam Appliances Co. Ltd. (A Shares)	3,100	8,702
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	4,600	19,778
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)	1,700	19,403
(H Shares) (b)	6,400	43,497
Heilongjiang Agriculture Co. Ltd. (A Shares)	5,300	10,015
Henan Shenhuo Coal & Power Co. Ltd. (A Shares)	7,500	14,409
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	11,300	35,248
Hengli Petrochemical Co. Ltd. (A Shares)	18,800	39,490
Hengtong Optic-electric Co. Ltd. (A Shares)	9,100	24,236
Hengyi Petrochemical Co. Ltd. (A Shares)	10,900	10,000
Hesteel Co. Ltd. (A Shares)	30,300	9,003
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	2,000	23,295
Hongfa Technology Co. Ltd. (A Shares)	4,060	19,074
Hoshine Silicon Industry Co. Ltd. (A Shares)	1,700	22,277
Huadian Power International Corp. Ltd.:
(A Shares)	14,900	11,079
(H Shares)	26,000	7,817
Huadong Medicine Co. Ltd. (A Shares)	6,200	34,749
Huafon Chemical Co. Ltd. (A Shares)	13,300	12,129
Huagong Tech Co. Ltd. (A Shares)	2,800	6,430
Huaibei Mining Holdings Co. Ltd. (A Shares)	8,100	14,452
Hualan Biological Engineer, Inc. (A Shares)	7,410	17,990
Huaneng Power International, Inc.:
(A Shares) (a)	41,000	37,615
(H Shares) (a)	216,000	77,323
Huatai Securities Co. Ltd.:
(A Shares)	16,700	27,373
(H Shares) (b)	136,600	133,822
HUAXI Securities Co. Ltd.	9,900	9,950
Huaxia Bank Co. Ltd. (A Shares)	50,000	32,795
Huaxin Cement Co. Ltd. (A Shares)	4,000	7,351
Huayu Automotive Systems Co. Ltd. (A Shares)	10,300	23,652
Hubei Xingfa Chemicals Group Co. Ltd. (A Shares)	4,300	16,646
Huizhou Desay SV Automotive Co. Ltd.	1,800	25,535
Humanwell Healthcare Group Co. Ltd. (A Shares)	5,400	14,811
Hunan Valin Steel Co. Ltd. (A Shares)	20,300	11,119
Hundsun Technologies, Inc. (A Shares)	6,008	34,290
iFlytek Co. Ltd. (A Shares)	7,400	35,496
IMEIK Technology Development Co. Ltd. (A Shares)	600	34,589
Industrial & Commercial Bank of China Ltd.:
(A Shares)	452,900	257,368
(H Shares)	3,118,000	1,353,728
Industrial Bank Co. Ltd. (A Shares)	74,000	152,298
Industrial Securities Co. Ltd. (A Shares) (a)	23,270	17,366
Ingenic Semiconductor Co. Ltd. (A Shares)	1,300	12,098
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	23,400	80,874
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares)	147,800	35,620
Inner Mongolia Dian Tou Energy Corp. Ltd.	6,200	10,485
Inner Mongolia Eerduosi Resourses Co. Ltd. (A Shares)	3,780	7,205
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	25,400	13,495
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)	81,200	114,817
Inner Mongolia Yuan Xing Energy Co. Ltd. (A Shares)	14,600	12,895
Inspur Electronic Information Industry Co. Ltd. (A Shares)	4,045	12,751
Intco Medical Technology Co. Ltd. (A Shares)	2,100	6,131
JA Solar Technology Co. Ltd. (A Shares)	8,340	71,376
Jafron Biomedical Co. Ltd. (A Shares)	2,400	10,411
Jason Furniture Hangzhou Co. Ltd. (A Shares)	3,120	12,860
JCET Group Co. Ltd. (A Shares)	5,100	16,816
Jiangsu Eastern Shenghong Co. Ltd.	12,800	21,453
Jiangsu Expressway Co. Ltd. (H Shares)	72,000	50,723
Jiangsu Hengli Hydraulic Co. Ltd.	4,576	34,570
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	22,932	126,233
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	5,100	26,104
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	5,400	96,607
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	1,100	13,916
Jiangsu Yoke Technology Co. Ltd. (A Shares)	1,200	9,662
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	2,500	11,143
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	11,200	33,694
Jiangxi Copper Co. Ltd.:
(A Shares)	9,800	20,666
(H Shares)	68,000	74,327
Jiangxi Special Electric Motor Co. Ltd. (A Shares) (a)	5,700	14,892
Jiangxi Zhengbang Technology Co. Ltd. (A Shares) (a)	9,700	4,649
Jinke Properties Group Co. Ltd. (A Shares) (a)	24,300	5,890
JiuGui Liquor Co. Ltd. (A Shares)	1,200	16,769
Jizhong Energy Resources Co. Ltd. (A Shares)	11,700	9,741
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	6,300	10,085
Joinn Laboratories China Co. Ltd. (A Shares)	1,400	10,964
Jointown Pharmaceutical Group (A Shares)	7,200	12,383
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)	2,700	10,019
Juewei Food Co. Ltd.	1,800	11,676
Kangmei Pharmaceutical Co. Ltd. rights (a)(c)	809	0
Keda Industrial Group Co. Ltd.	6,400	13,645
Kingfa Sci & Tech Co. Ltd. (A Shares)	6,900	9,146
Kuang-Chi Technologies Co. Ltd. (A Shares) (a)	5,800	13,740
Kunlun Tech Co. Ltd. (A Shares)	5,700	10,154
Kweichow Moutai Co. Ltd. (A Shares)	4,500	827,984
Lb Group Co. Ltd. (A Shares)	8,900	18,731
Lens Technology Co. Ltd. (A Shares)	20,300	27,686
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	5,000	17,315
Liaoning Port Co. Ltd. (A Shares)	69,500	15,132
Lingyi iTech Guangdong Co. (A Shares) (a)	30,900	20,014
Livzon Pharmaceutical Group, Inc. (A Shares)	2,000	9,676
LONGi Green Energy Technology Co. Ltd.	26,552	174,446
Luoyang Xinqianglian Slewing Bearing Co. Ltd. (A Shares)	1,280	12,238
Luxi Chemical Group Co. Ltd.	6,400	9,956
Luxshare Precision Industry Co. Ltd. (A Shares)	25,193	98,317
Luzhou Laojiao Co. Ltd. (A Shares)	5,600	119,892
Maanshan Iron & Steel Co. Ltd. (A Shares)	18,700	6,453
Mango Excellent Media Co. Ltd. (A Shares)	7,000	21,020
Maxscend Microelectronics Co. Ltd. (A Shares)	1,824	23,068
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	16,500	9,648
Metallurgical Corp. China Ltd. (A Shares)	62,000	24,451
Ming Yang Smart Energy Group Ltd. (A Shares)	7,300	24,890
Montage Technology Co. Ltd. (A Shares)	3,394	26,370
Muyuan Foodstuff Co. Ltd. (A Shares)	18,940	121,323
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	6,501	14,483
Nanjing Securities Co. Ltd. (A Shares)	11,300	12,255
NARI Technology Co. Ltd. (A Shares)	22,200	74,173
National Silicon Industry Group Co. Ltd. (A Shares) (a)	10,643	29,599
NAURA Technology Group Co. Ltd.	1,800	65,489
NavInfo Co. Ltd. (A Shares)	7,300	11,855
New China Life Insurance Co. Ltd.	18,200	58,242
New China Life Insurance Co. Ltd. (H Shares)	32,000	50,795
New Hope Liuhe Co. Ltd. (A Shares) (a)	16,100	28,417
Ninestar Corp. (A Shares)	4,500	35,191
Ningbo Deye Technology Co. Ltd. (A Shares)	900	40,320
Ningbo Joyson Electronic Corp. (A shares) (a)	3,600	7,567
Ningbo Orient Wires & Cables Co. Ltd. (A Shares)	2,300	24,251
Ningbo Ronbay New Energy Technology Co. Ltd. (A Shares)	1,425	15,280
Ningbo Shanshan Co. Ltd. (A Shares)	7,100	17,480
Ningbo Tuopu Group Co. Ltd. (A Shares)	3,700	32,831
Ningxia Baofeng Energy Group Co. Ltd.	20,100	31,569
Nongfu Spring Co. Ltd. (H Shares) (b)	109,200	548,807
North Industries Group Red Arrow Co. Ltd. (A Shares)	5,900	16,602
Northeast Securities Co. Ltd. (A Shares)	7,600	6,598
Offshore Oil Enginering Co. Ltd. (A Shares)	15,000	9,654
OFILM Group Co. Ltd. (A Shares) (a)	8,100	5,191
Oppein Home Group, Inc. (A Shares)	1,760	19,622
Orient Securities Co. Ltd. (A Shares)	26,240	27,882
Ovctek China, Inc. (A Shares)	2,420	9,848
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	33,400	20,718
People's Insurance Co. of China Group Ltd.:
(A Shares)	50,800	33,737
(H Shares)	495,000	136,841
Perfect World Co. Ltd. (A Shares)	8,250	12,867
PetroChina Co. Ltd.:
(A Shares)	67,300	44,142
(H Shares)	1,274,000	486,901
Pharmaron Beijing Co. Ltd.:
(A Shares)	3,550	25,278
(H Shares) (b)	12,600	42,376
PICC Property & Casualty Co. Ltd. (H Shares)	414,000	381,846
Ping An Bank Co. Ltd. (A Shares)	69,800	98,828
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	50,100	247,999
(H Shares)	373,500	1,495,266
Pingdingshan Tianan Coal Mining Co. Ltd. A Shares	7,700	11,619
Poly Developments & Holdings (A Shares)	40,600	76,720
Postal Savings Bank of China Co. Ltd.	120,000	63,755
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	482,000	223,511
Power Construction Corp. of China Ltd. (A Shares)	49,700	47,911
Proya Cosmetics Co. Ltd. (A Shares)	700	16,022
Pylon Technologies Co. Ltd. (Series A)	565	23,868
Qingdao Rural Commercial Bank Corp. (A Shares)	8,100	3,072
Qinghai Salt Lake Potash Co. Ltd. Class A (a)	19,800	58,319
Raytron Technology Co. Ltd. (A Shares)	908	5,912
Riyue Heavy Industry Co. Ltd. (A Shares)	3,000	9,074
Rongsheng Petrochemical Co. Ltd. (A Shares)	34,350	50,329
SAIC Motor Corp. Ltd. (A Shares)	29,100	54,790
Sailun Group Co. Ltd. A Shares	9,500	11,304
Sangfor Technologies, Inc.	1,300	22,429
Sany Heavy Industry Co. Ltd. (A Shares)	27,600	51,021
Satellite Chemical Co. Ltd. (A Shares)	11,909	20,221
SDIC Power Holdings Co. Ltd. (A Shares)	24,200	33,469
Sealand Securities Co. Ltd. (A Shares)	17,400	7,744
Seazen Holdings Co. Ltd. (A Shares) (a)	8,200	14,810
SF Holding Co. Ltd. (A Shares)	17,500	115,646
SG Micro Corp. (A Shares)	1,275	26,129
Shaanxi Coal Industry Co. Ltd. (A Shares)	32,800	89,199
Shan Xi Hua Yang Group New Energy Co. Ltd.	7,800	18,040
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	4,200	11,031
Shandong Gold Mining Co. Ltd.:
(A Shares)	17,740	42,025
(H Shares) (b)	32,500	51,754
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	7,260	26,026
Shandong Linglong Tyre Co. Ltd. (A Shares)	4,000	8,966
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	55,000	23,196
Shandong Sun Paper Industry JSC Ltd. (A Shares)	8,700	12,497
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	160,000	220,545
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	2,744	11,460
Shanghai Baosight Software Co. Ltd.	50,472	152,072
Shanghai Baosight Software Co. Ltd. (A Shares)	3,042	17,628
Shanghai Construction Group Co. Ltd. (A Shares)	23,498	8,269
Shanghai Electric Group Co. Ltd. (A Shares) (a)	51,500	27,362
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	3,100	14,021
(H Shares)	38,500	97,211
Shanghai Friendess Electronic Technology Corp. Ltd. (A Shares)	617	17,403
Shanghai International Airport Co. Ltd. (A Shares) (a)	3,800	27,776
Shanghai International Port Group Co. Ltd. (A Shares)	34,200	24,211
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	3,300	24,618
Shanghai Junshi Biosciences Co. Ltd. (A Shares) (a)	2,376	23,119
Shanghai Lingang Holdings Corp. Ltd. (A Shares)	10,480	16,474
Shanghai Lujiazui Finance Trust Ltd. (B Shares)	126,318	93,728
Shanghai M&G Stationery, Inc. (A Shares)	3,400	18,762
Shanghai Medicilon, Inc. (A Shares)	236	7,161
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	10,800	25,998
(H Shares)	48,200	65,334
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	90,600	82,376
Shanghai Putailai New Energy Technology Co. Ltd.	4,680	31,984
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	26,800	19,964
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	11,700	10,045
Shanghai Zhangjiang High Ltd. (A Shares)	3,500	5,392
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	11,000	25,290
Shanxi Meijin Energy Co. Ltd. (A Shares)	18,700	22,431
Shanxi Securities Co. Ltd. (A Shares)	11,070	7,807
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	17,300	9,405
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	4,560	145,100
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	15,030	23,442
Shenghe Resources Holding Co. Ltd. (A Shares)	5,500	10,062
Shengyi Technology Co. Ltd.	6,200	11,775
Shennan Circuits Co. Ltd. (A Shares)	1,740	17,886
Shenwan Hongyuan Group Co. Ltd. (A Shares)	73,400	39,098
Shenzhen Capchem Technology Co. Ltd. (A Shares)	3,180	15,750
Shenzhen Dynanonic Co. Ltd. (A Shares)	700	24,730
Shenzhen Energy Group Co. Ltd. (A Shares)	13,140	10,256
Shenzhen Inovance Technology Co. Ltd. (A Shares)	9,650	88,137
Shenzhen Kangtai Biological Products Co. Ltd.	4,320	18,409
Shenzhen Kedali Industry Co. Ltd.	600	7,530
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	4,300	191,621
Shenzhen New Industries Biomedical Engineering Co. Ltd.	3,600	28,458
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	27,100	15,586
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	3,300	14,008
Shenzhen SC New Energy Technology Corp. (A Shares)	1,300	24,163
Shenzhen Senior Technology Material Co. Ltd. (A Shares)	3,146	7,965
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)	3,300	9,670
Shenzhen Transsion Holdings Co. Ltd. (A Shares)	2,362	20,095
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	5,940	24,792
Sichuan Chuantou Energy Co. Ltd. (A Shares)	15,600	23,604
Sichuan Hebang Biotechnology Co. Ltd. (A Shares)	23,300	9,221
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	4,400	14,942
Sichuan New Energy Power Co. Ltd. (A Shares) (a)	6,000	15,471
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	18,300	28,191
Sichuan Swellfun Co. Ltd. (A Shares)	1,300	10,072
Sichuan Yahua Industrial Group Co. Ltd. (A Shares)	3,100	11,355
Sieyuan Electric Co. Ltd. (A Shares)	2,100	9,619
Sinolink Securities Co. Ltd. (A Shares)	18,000	19,447
Sinoma Science & Technology Co. Ltd. (A Shares)	6,700	16,431
Sinomine Resource Group Co. Ltd. (A Shares)	1,540	18,979
Sinopec Shanghai Petrochemical Co. Ltd.:
(A Shares)	29,900	12,569
(H Shares)	30,000	3,936
Sinopharm Group Co. Ltd. (H Shares)	80,800	153,990
Sinotrans Ltd.	5,900	2,868
Sinotrans Ltd. (H Shares)	10,000	2,433
SKSHU Paint Co. Ltd. (A Shares) (a)	1,140	13,565
Songcheng Performance Development Co. Ltd. (A Shares)	10,220	16,122
Soochow Securities Co. Ltd. (A Shares)	16,770	15,041
Southwest Securities Co. Ltd. (A Shares)	20,800	10,538
StarPower Semiconductor Ltd. (A Shares)	700	35,724
Sungrow Power Supply Co. Ltd. (A Shares)	5,200	92,787
Sunwoda Electronic Co. Ltd. (A Shares)	6,600	21,057
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	6,700	23,184
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	580	37,923
Suzhou TA&A Ultra Clean Technology Co. Ltd. (A Shares)	2,400	20,326
Tangshan Jidong Cement Co. Ltd. A Shares	8,100	8,418
TBEA Co. Ltd. (A Shares)	12,400	34,655
TCL Technology Group Corp. (A Shares)	48,400	25,914
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (A Shares)	11,000	59,497
Thunder Software Technology Co. Ltd. (A Shares)	1,700	22,985
Tianjin 712 Communication & Broadcasting Co. Ltd.	1,900	10,248
Tianma Microelectronics Co. Ltd. (A Shares)	13,200	15,978
Tianqi Lithium Corp. (A Shares) (a)	5,300	69,344
Tianshan Aluminum Group Co. Ltd.	12,200	10,424
Tianshui Huatian Technology Co. Ltd. (A Shares)	14,800	17,875
Tibet Summit Industrial Co. Ltd. (A Shares) (a)	2,500	7,172
Titan Wind Energy Suzhou Co. Ltd. (A Shares)	4,900	7,877
Toly Bread Co. Ltd.	4,368	6,735
TongFu Microelectronics Co. Ltd. (A Shares) (a)	3,400	8,767
Tongkun Group Co. Ltd. (A Shares)	9,400	15,575
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	33,000	11,387
Tongwei Co. Ltd. (A Shares)	15,200	90,539
Topchoice Medical Corp. (a)	1,300	21,762
Transfar Zhilian Co. Ltd.	8,400	5,671
TravelSky Technology Ltd. (H Shares)	51,000	74,067
Trina Solar Co. Ltd. (A Shares)	7,157	65,103
Tsingtao Brewery Co. Ltd.:
(A Shares)	500	5,601
(H Shares)	40,000	280,267
Unigroup Guoxin Microelectronics Co. Ltd.	2,799	62,899
Unisplendour Corp. Ltd. (A Shares)	10,220	24,000
Walvax Biotechnology Co. Ltd. (A Shares)	5,400	28,431
Wanhua Chemical Group Co. Ltd. (A Shares)	11,300	124,343
Weichai Power Co. Ltd.:
(A Shares)	22,700	28,224
(H Shares)	118,000	113,045
Weihai Guangwei Composites Co. Ltd. (A Shares)	2,200	23,377
Wens Foodstuffs Group Co. Ltd. (A Shares) (a)	23,060	56,522
Western Mining Co. Ltd. (A Shares)	7,900	10,244
Western Securities Co. Ltd. (A Shares)	13,000	10,627
Western Superconducting Technologies Co. Ltd. (A Shares)	1,645	26,278
Westone Information Industry, Inc. (A Shares)	2,200	10,941
Will Semiconductor Ltd.	4,050	40,689
Wingtech Technology Co. Ltd. (A Shares)	4,100	26,881
Winning Health Technology Group Co. Ltd. (A Shares)	10,090	13,374
Wuchan Zhongda Group Co. Ltd.	14,500	8,280
Wuhan Guide Infrared Co. Ltd. (A Shares)	13,531	21,511
Wuliangye Yibin Co. Ltd. (A Shares)	13,700	250,442
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	5,140	7,665
WuXi AppTec Co. Ltd.	7,860	82,228
WuXi AppTec Co. Ltd. (H Shares) (b)	22,964	184,013
Wuxi Shangji Automation Co. Ltd. (A Shares)	1,620	27,170
XCMG Construction Machinery Co. Ltd. (A Shares)	21,600	13,694
Xiamen C&D, Inc. (A Shares)	8,700	14,284
Xiamen Faratronic Co. Ltd. (A Shares)	900	21,827
Xiamen Intretech, Inc.	1,620	3,820
Xiamen Tungsten Co. Ltd. (A Shares)	6,000	16,498
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)	7,536	10,784
(H Shares)	61,616	53,455
Xinjiang Zhongtai Chemical Co. Ltd. (A Shares)	6,800	5,475
Yangzhou Yangjie Electronic Technology Co. Ltd. (A Shares)	1,600	11,257
Yankuang Energy Group Co. Ltd.:
(A Shares)	12,100	67,269
(H Shares)	84,000	236,495
Yantai Jereh Oilfield Services (A Shares)	3,100	12,760
Yealink Network Technology Corp. Ltd.	2,950	27,824
Yifeng Pharmacy Chain Co. Ltd.	2,100	16,143
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	5,000	26,188
Yintai Gold Co. Ltd. (A Shares)	8,120	15,878
YongXing Special Materials Technology Co. Ltd. (A Shares)	1,500	23,923
Yonyou Network Technology Co. Ltd. (A Shares)	13,020	43,573
Youngor Group Co. Ltd. (A Shares)	20,800	17,032
Youngy Co. Ltd. (A Shares) (a)	700	10,562
YTO Express Group Co. Ltd. (A Shares)	11,100	28,666
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	3,500	6,959
Yunda Holding Co. Ltd. (A Shares)	10,180	18,372
Yunnan Aluminium Co. Ltd. (A Shares)	12,100	15,194
Yunnan Baiyao Group Co. Ltd. (A Shares)	5,800	43,332
Yunnan Botanee Bio-Technology Group Co., Ltd. (A Shares)	900	17,623
Yunnan Energy New Material Co. Ltd.	3,000	60,814
Yunnan Tin Co. Ltd. (A Shares)	4,300	6,718
Yunnan Yuntianhua Co. Ltd. (Series A) (a)	7,000	19,324
Zangge Mining Co. Ltd. (Series A)	6,100	22,678
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	2,200	68,685
Zhaojin Mining Industry Co. Ltd. (H Shares) (a)	71,500	59,024
Zhefu Holding Group Co. Ltd. (A Shares)	15,500	8,299
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	21,840	11,035
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	23,100	13,254
Zhejiang Chint Electric Co. Ltd. (A Shares)	7,000	24,346
Zhejiang Dahua Technology Co. Ltd. (A Shares)	13,200	20,931
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	1,600	9,844
Zhejiang Expressway Co. Ltd. (H Shares)	78,000	48,392
Zhejiang HangKe Technology, Inc. Co. (A Shares)	1,109	7,600
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	5,290	14,531
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	5,840	43,567
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	4,300	41,958
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	2,500	12,160
Zhejiang Juhua Co. Ltd. (A Shares)	11,400	24,477
Zhejiang NHU Co. Ltd. (A Shares)	10,632	26,089
Zhejiang Orient Gene Biotech Co. Ltd. (A Shares)	574	6,492
Zhejiang Semir Garment Co. Ltd. (A Shares)	8,300	5,092
Zhejiang Supor Cookware Co. Ltd.	1,700	9,314
Zhejiang Weiming Enviroment Protection Co. Ltd. (A Shares)	6,240	16,175
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	5,900	14,057
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.	2,300	14,802
Zhejiang Yongtai Technology Co. Ltd. (A Shares)	2,400	7,171
Zheshang Securities Co. Ltd.	16,700	23,256
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)	42,700	79,529
Zhongji Innolight Co. Ltd. (A Shares)	1,900	7,618
Zhongtai Securities Co. Ltd. (A Shares)	15,500	13,499
Zhuzhou CRRC Times Electric Co. Ltd.:
(A Shares)	2,148	18,465
(H Shares)	31,900	138,375
Zhuzhou Hongda Electronics Corp. Ltd. (A Shares)	1,700	10,324
Zhuzhou Kibing Group Co. Ltd. (A Shares)	8,200	8,814
Zibo Qixiang Tengda Chemical Co. Ltd. (A Shares) (a)	7,300	6,777
Zijin Mining Group Co. Ltd.:
(A Shares)	72,100	78,193
(H Shares)	358,000	342,053
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	25,800	18,901
(H Shares)	98,400	31,715
ZTE Corp. (H Shares)	65,600	116,999
TOTAL CHINA		38,046,056
Colombia - 0.0%
Bancolombia SA	15,748	113,197
Ecopetrol SA	280,740	139,269
Interconexion Electrica SA ESP	25,037	97,689
TOTAL COLOMBIA		350,155
Cyprus - 0.0%
Galaxy Cosmos Mezz PLC (a)	4,640	749
Ozon Holdings PLC ADR (a)(c)	2,304	7,238
TCS Group Holding PLC unit (a)(c)	6,170	11,782
TOTAL CYPRUS		19,769
Czech Republic - 0.0%
CEZ A/S	9,744	318,663
Komercni Banka A/S	4,501	129,117
MONETA Money Bank A/S (b)	19,849	57,941
TOTAL CZECH REPUBLIC		505,721
Denmark - 1.7%
A.P. Moller - Maersk A/S:
Series A	190	380,287
Series B	304	635,109
Carlsberg A/S Series B	5,849	688,695
Chr. Hansen Holding A/S	6,375	354,074
Coloplast A/S Series B	7,116	793,222
Danske Bank A/S	40,975	661,317
Demant A/S (a)	5,763	157,493
DSV A/S	11,285	1,527,773
Genmab A/S (a)	4,003	1,541,987
GN Store Nord A/S	7,517	159,832
Novo Nordisk A/S Series B	99,874	10,859,426
Novozymes A/S Series B	12,356	648,935
ORSTED A/S (b)	11,453	944,938
Pandora A/S	5,631	296,785
Rockwool International A/S Series B	531	105,717
Tryg A/S	21,099	456,604
Vestas Wind Systems A/S	61,111	1,204,722
TOTAL DENMARK		21,416,916
Egypt - 0.0%
Commercial International Bank SAE	162,292	217,508
Commercial International Bank SAE sponsored GDR	1,083	1,375
Eastern Co. SAE	53,960	26,539
EFG-Hermes Holding SAE	49,089	27,210
TOTAL EGYPT		272,632
Finland - 0.8%
Elisa Corp. (A Shares)	8,713	421,146
Fortum Corp.	27,427	386,107
Kesko Oyj	16,783	326,740
Kone OYJ (B Shares)	20,385	834,680
Neste OYJ	25,587	1,121,197
Nokia Corp.	326,511	1,450,988
Nordea Bank ABP	205,347	1,962,487
Orion Oyj (B Shares)	6,280	288,899
Sampo Oyj (A Shares)	28,615	1,308,742
Stora Enso Oyj (R Shares)	33,669	438,876
UPM-Kymmene Corp.	32,157	1,077,631
Wartsila Corp.	27,943	190,541
TOTAL FINLAND		9,808,034
France - 6.6%
Accor SA (a)	9,811	235,086
Aeroports de Paris SA (a)	1,738	235,394
Air Liquide SA	31,483	4,118,410
Alstom SA	19,122	393,555
Amundi SA (b)	3,624	171,120
Arkema SA	3,620	286,627
AXA SA	112,495	2,778,054
bioMerieux SA	2,466	218,211
BNP Paribas SA	67,001	3,141,940
Bollore SA	51,644	258,503
Bouygues SA	14,020	400,007
Bureau Veritas SA	18,013	446,280
Capgemini SA	9,902	1,622,847
Carrefour SA	36,268	583,750
Compagnie de St. Gobain	30,414	1,243,354
Compagnie Generale des Etablissements Michelin SCA Series B	40,524	1,032,716
Covivio	2,730	146,227
Credit Agricole SA	72,744	660,054
Danone SA	38,766	1,926,652
Dassault Aviation SA	1,643	244,204
Dassault Systemes SA	40,218	1,348,058
Edenred SA	14,993	769,883
Eiffage SA	5,131	464,173
Electricite de France SA	33,681	397,759
Engie SA	110,081	1,430,323
EssilorLuxottica SA	17,330	2,746,214
Eurazeo SA	2,501	142,859
Gecina SA	2,886	257,401
Getlink SE	27,440	434,695
Hermes International SCA	1,909	2,472,349
Ipsen SA	2,317	238,137
Kering SA	4,514	2,067,237
Klepierre SA	12,606	253,518
L'Oreal SA	14,579	4,577,870
La Francaise des Jeux SAEM (b)	5,955	194,206
Legrand SA	16,353	1,246,176
LVMH Moet Hennessy Louis Vuitton SE	16,706	10,541,401
Orange SA	120,943	1,152,335
Pernod Ricard SA	12,646	2,220,790
Publicis Groupe SA	14,010	784,622
Remy Cointreau SA	1,439	220,566
Renault SA (a)	11,910	366,873
Safran SA	20,821	2,318,834
Sanofi SA	68,745	5,916,048
Sartorius Stedim Biotech	1,675	531,688
Schneider Electric SA	32,794	4,147,012
SEB SA	1,477	96,191
Societe Generale Series A	48,184	1,105,198
Sodexo SA	5,495	487,327
Teleperformance	3,500	938,393
Thales SA	6,411	815,084
TotalEnergies SE	149,776	8,170,785
Ubisoft Entertainment SA (a)	5,779	158,597
Valeo SA	12,148	200,368
Veolia Environnement SA	39,885	890,075
VINCI SA	32,117	2,955,953
Vivendi SA	44,550	364,641
Wendel SA	1,562	122,411
Worldline SA (a)(b)	14,517	633,616
TOTAL FRANCE		84,322,657
Germany - 4.5%
adidas AG	10,539	1,028,766
Allianz SE	24,601	4,425,831
BASF AG	55,710	2,499,745
Bayer AG	59,427	3,124,736
Bayerische Motoren Werke AG (BMW)	19,272	1,512,697
Bechtle AG	4,802	166,095
Beiersdorf AG	6,141	589,507
Brenntag SE	9,485	575,515
Carl Zeiss Meditec AG	2,449	296,598
Commerzbank AG (a)	64,819	518,609
Continental AG	6,901	357,442
Covestro AG (b)	11,690	396,829
Daimler Truck Holding AG (a)	27,482	733,295
Delivery Hero AG (a)(b)	9,952	327,510
Deutsche Bank AG	125,310	1,196,271
Deutsche Borse AG	11,435	1,859,557
Deutsche Lufthansa AG (a)	34,537	236,130
Deutsche Post AG	60,111	2,124,914
Deutsche Telekom AG	195,488	3,689,934
E.ON SE	136,259	1,141,032
Evonik Industries AG	13,441	247,796
Fresenius Medical Care AG & Co. KGaA	12,509	346,006
Fresenius SE & Co. KGaA	24,830	571,417
GEA Group AG	9,225	322,728
Hannover Reuck SE	3,657	595,592
HeidelbergCement AG	8,688	399,533
HelloFresh AG (a)	9,656	193,332
Henkel AG & Co. KGaA	6,116	359,040
Infineon Technologies AG	79,241	1,922,821
KION Group AG	4,262	94,490
Knorr-Bremse AG	4,507	202,909
LEG Immobilien AG	4,391	286,922
Mercedes-Benz Group AG (Germany)	48,616	2,813,971
Merck KGaA	7,827	1,275,528
MTU Aero Engines AG	3,369	603,456
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8,449	2,230,334
Nemetschek SE	3,408	162,874
Puma AG	6,341	280,802
Rational AG	301	169,852
Rheinmetall AG	2,667	433,567
RWE AG	38,865	1,497,541
SAP SE	62,908	6,055,076
Scout24 AG (b)	4,694	240,663
Siemens AG	46,274	5,053,539
Siemens Energy AG	27,325	319,051
Siemens Healthineers AG (b)	17,018	779,638
Symrise AG	7,957	812,191
Telefonica Deutschland Holding AG	59,176	129,008
Uniper SE	5,030	15,072
United Internet AG	5,557	103,931
Volkswagen AG	1,799	307,507
Vonovia SE	42,600	941,912
Zalando SE (a)(b)	13,101	301,954
TOTAL GERMANY		56,871,066
Greece - 0.1%
Alpha Bank SA (a)	125,291	116,142
Eurobank Ergasias Services and Holdings SA (a)	158,535	156,672
Ff Group (a)(c)	256	304
Hellenic Telecommunications Organization SA	11,428	179,570
Jumbo SA	7,698	109,473
Mytilineos SA	5,062	84,943
National Bank of Greece SA (a)	28,506	103,388
OPAP SA	11,927	146,157
Public Power Corp. of Greece (a)	13,614	85,971
TOTAL GREECE		982,620
Hong Kong - 1.5%
AIA Group Ltd.	727,600	5,511,420
Beijing Enterprises Holdings Ltd.	33,000	83,744
BOC Hong Kong (Holdings) Ltd.	222,000	690,069
BYD Electronic International Co. Ltd.	38,500	111,827
China Everbright International Ltd.	214,888	71,450
China Jinmao Holdings Group Ltd.	324,000	42,927
China Merchants Holdings International Co. Ltd.	74,257	87,031
China Overseas Land and Investment Ltd.	228,000	435,107
China Power International Development Ltd.	305,805	88,434
China Resources Beer Holdings Co. Ltd.	98,000	461,931
China Resources Power Holdings Co. Ltd.	114,000	165,852
China Taiping Insurance Group Ltd.	78,400	54,333
China Traditional Chinese Medicine Holdings Co. Ltd.	172,000	74,281
CITIC Pacific Ltd.	369,000	330,470
CLP Holdings Ltd.	98,500	661,113
CSPC Pharmaceutical Group Ltd.	563,760	579,073
Far East Horizon Ltd.	110,000	84,921
Fosun International Ltd.	149,000	91,112
Galaxy Entertainment Group Ltd.	132,000	602,855
Ganfeng Lithium Group Co. Ltd. (H Shares) (b)	12,460	84,287
Guangdong Investment Ltd.	176,000	110,986
Hang Lung Properties Ltd.	117,000	147,182
Hang Seng Bank Ltd.	46,500	654,617
Henderson Land Development Co. Ltd.	85,010	208,127
Hong Kong & China Gas Co. Ltd.	687,865	530,186
Hong Kong Exchanges and Clearing Ltd.	72,949	1,936,330
Hua Hong Semiconductor Ltd. (a)(b)	33,000	77,270
Lenovo Group Ltd.	424,000	339,215
Link (REIT)	130,069	768,850
MMG Ltd. (a)	164,000	32,384
MTR Corp. Ltd.	93,445	411,295
New World Development Co. Ltd.	88,267	180,590
Power Assets Holdings Ltd.	85,000	406,610
Sino Land Ltd.	202,824	216,786
Sinotruk Hong Kong Ltd.	43,500	38,792
Sun Hung Kai Properties Ltd.	88,500	951,050
Swire Pacific Ltd. (A Shares)	31,000	205,162
Swire Properties Ltd.	66,400	127,561
Techtronic Industries Co. Ltd.	83,500	790,642
Wharf Holdings Ltd.	76,000	217,360
Yuexiu Property Co. Ltd.	84,800	72,380
TOTAL HONG KONG		18,735,612
Hungary - 0.0%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	24,271	145,532
OTP Bank PLC	13,667	297,906
Richter Gedeon PLC	8,057	159,091
TOTAL HUNGARY		602,529
India - 4.3%
ACC Ltd.	4,475	129,217
Adani Enterprises Ltd.	17,342	701,274
Adani Green Energy Ltd. (a)	19,209	487,975
Adani Ports & Special Economic Zone Ltd.	31,218	310,577
Adani Power Ltd. (a)	47,234	191,093
Adani Total Gas Ltd.	16,534	719,612
Adani Transmissions Ltd. (a)	16,720	676,374
Ambuja Cements Ltd.	37,614	242,165
Apollo Hospitals Enterprise Ltd.	6,035	329,344
Asian Paints Ltd.	22,914	860,230
AU Small Finance Bank Ltd. (b)	10,166	72,401
Aurobindo Pharma Ltd.	15,801	102,722
Avenue Supermarts Ltd. (a)(b)	9,924	518,007
Axis Bank Ltd.	139,003	1,521,342
Bajaj Auto Ltd.	4,328	191,976
Bajaj Finance Ltd.	16,582	1,431,064
Bajaj Finserv Ltd.	23,581	480,707
Balkrishna Industries Ltd.	4,421	104,824
Bandhan Bank Ltd. (a)(b)	36,520	105,241
Berger Paints India Ltd.	14,521	102,759
Bharat Electronics Ltd.	211,455	272,940
Bharat Forge Ltd.	16,296	164,220
Bharat Petroleum Corp. Ltd.	49,121	180,184
Bharti Airtel Ltd.	134,784	1,354,679
Biocon Ltd.	24,910	81,203
Britannia Industries Ltd.	6,378	290,204
Cholamandalam Investment and Finance Co. Ltd.	24,258	207,869
Cipla Ltd./India	28,946	408,209
Coal India Ltd.	90,372	268,507
Colgate-Palmolive Ltd.	6,843	134,888
Container Corp. of India Ltd.	16,273	156,872
Dabur India Ltd.	35,817	240,006
Divi's Laboratories Ltd.	8,097	352,999
DLF Ltd.	38,327	178,486
Dr. Reddy's Laboratories Ltd.	7,023	378,014
Eicher Motors Ltd.	8,058	374,812
GAIL India Ltd.	184,413	203,393
Godrej Consumer Products Ltd. (a)	23,651	236,939
Godrej Properties Ltd. (a)	7,362	112,324
Grasim Industries Ltd.	15,419	320,692
Havells India Ltd.	14,630	214,961
HCL Technologies Ltd.	66,642	838,177
HDFC Standard Life Insurance Co. Ltd. (b)	55,853	364,650
Hero Motocorp Ltd.	6,460	208,896
Hindalco Industries Ltd.	80,506	394,507
Hindustan Petroleum Corp. Ltd.	35,791	92,461
Hindustan Unilever Ltd.	50,164	1,545,703
Housing Development Finance Corp. Ltd.	104,525	3,118,577
ICICI Bank Ltd.	311,670	3,426,817
ICICI Lombard General Insurance Co. Ltd. (b)	13,685	193,413
ICICI Prudential Life Insurance Co. Ltd. (b)	20,303	124,484
Indian Oil Corp. Ltd.	163,600	134,884
Indian Railway Catering & Tourism Corp. Ltd.	14,494	129,777
Indraprastha Gas Ltd.	20,882	108,030
Indus Towers Ltd.	39,045	87,495
Info Edge India Ltd.	4,201	199,022
Infosys Ltd.	203,743	3,784,555
InterGlobe Aviation Ltd. (a)(b)	5,368	115,537
ITC Ltd.	180,810	761,639
Jindal Steel & Power Ltd.	25,991	144,382
JSW Steel Ltd. (a)	42,406	345,247
Jubilant Foodworks Ltd.	23,259	171,380
Kotak Mahindra Bank Ltd.	34,047	782,263
Larsen & Toubro Infotech Ltd. (b)	2,988	171,088
Larsen & Toubro Ltd.	41,177	1,006,344
Lupin Ltd.	12,568	106,125
Mahindra & Mahindra Ltd.	52,302	852,071
Marico Ltd.	30,791	195,113
Maruti Suzuki India Ltd.	7,259	835,478
MindTree Consulting Ltd.	3,435	141,240
Mphasis BFL Ltd.	5,423	129,614
MRF Ltd.	116	127,192
Muthoot Finance Ltd.	6,791	85,601
Nestle India Ltd.	1,976	486,085
NTPC Ltd.	241,698	505,411
Oil & Natural Gas Corp. Ltd.	147,706	239,188
Page Industries Ltd.	355	213,432
Petronet LNG Ltd.	42,943	106,631
PI Industries Ltd.	4,270	167,228
Pidilite Industries Ltd.	9,397	293,375
Piramal Enterprises Ltd.	7,069	72,535
Piramal Pharma Ltd. (a)	26,572	52,932
Power Grid Corp. of India Ltd.	186,026	512,706
Reliance Industries Ltd.	183,941	5,665,329
Samvardhana Motherson International Ltd.	123,787	96,452
SBI Cards & Payment Services Ltd.	13,606	135,871
SBI Life Insurance Co. Ltd. (b)	26,919	411,671
Shree Cement Ltd.	652	179,111
Shriram Transport Finance Co. Ltd.	10,813	160,556
Siemens Ltd.	4,298	151,899
SRF Ltd.	8,765	270,918
State Bank of India	109,402	758,334
Sun Pharmaceutical Industries Ltd.	57,015	700,393
Tata Consultancy Services Ltd.	55,414	2,137,536
Tata Consumer Products Ltd.	35,483	330,119
Tata Elxsi Ltd.	2,099	177,389
Tata Motors Ltd. (a)	97,395	487,627
Tata Power Co. Ltd./The	87,579	239,102
Tata Steel Ltd.	449,658	551,616
Tech Mahindra Ltd.	34,805	447,108
Titan Co. Ltd.	21,757	725,803
Torrent Pharmaceuticals Ltd.	6,058	120,750
Trent Ltd.	10,274	189,631
Ultratech Cement Ltd.	5,999	486,627
United Spirits Ltd. (a)	16,970	183,753
UPL Ltd.	29,635	261,409
Vedanta Ltd.	42,770	145,081
Wipro Ltd.	80,507	376,717
Yes Bank Ltd. (a)	640,315	120,281
Zomato Ltd. (a)	133,334	101,635
TOTAL INDIA		54,395,308
Indonesia - 0.6%
PT Adaro Energy Tbk	876,400	223,630
PT Adaro Minerals Indonesia Tbk	448,300	49,723
PT Aneka Tambang Tbk	468,600	55,430
PT Astra International Tbk	1,240,600	528,930
PT Bank Central Asia Tbk	3,360,800	1,896,140
PT Bank Jago Tbk (a)	233,600	76,381
PT Bank Mandiri (Persero) Tbk	1,137,100	769,124
PT Bank Negara Indonesia (Persero) Tbk	465,300	280,418
PT Bank Rakyat Indonesia (Persero) Tbk	4,145,510	1,235,879
PT Barito Pacific Tbk	1,619,400	85,655
PT Charoen Pokphand Indonesia Tbk	440,600	157,483
PT Gudang Garam Tbk	36,500	56,397
PT Indah Kiat Pulp & Paper Tbk	165,100	101,616
PT Indofood CBP Sukses Makmur Tbk	138,300	86,230
PT Indofood Sukses Makmur Tbk	244,500	101,108
PT Kalbe Farma Tbk	1,240,600	163,054
PT Merdeka Copper Gold Tbk (a)	716,561	173,197
PT Sarana Menara Nusantara Tbk	1,370,700	101,501
PT Semen Indonesia (Persero) Tbk	166,700	84,967
PT Sumber Alfaria Trijaya Tbk	1,048,400	189,549
PT Telkom Indonesia Persero Tbk	3,036,500	852,804
PT Tower Bersama Infrastructure Tbk	283,820	44,763
PT Unilever Indonesia Tbk	453,800	134,998
PT United Tractors Tbk	98,600	204,185
PT Vale Indonesia Tbk (a)	152,100	63,385
TOTAL INDONESIA		7,716,547
Ireland - 0.5%
CRH PLC	42,931	1,546,283
CRH PLC sponsored ADR	3,255	117,864
DCC PLC (United Kingdom)	5,796	321,708
Flutter Entertainment PLC (a)	1,649	218,986
Flutter Entertainment PLC (Ireland) (a)	8,543	1,130,467
James Hardie Industries PLC CDI	27,290	595,822
Kerry Group PLC Class A	9,489	825,220
Kingspan Group PLC (Ireland)	9,171	463,132
Smurfit Kappa Group PLC	15,104	500,486
TOTAL IRELAND		5,719,968
Isle of Man - 0.0%
Entain PLC	36,596	529,419
Israel - 0.5%
Azrieli Group	2,487	184,472
Bank Hapoalim BM (Reg.)	76,143	734,807
Bank Leumi le-Israel BM	92,517	883,658
Bezeq The Israel Telecommunication Corp. Ltd.	120,045	212,603
Check Point Software Technologies Ltd. (a)	6,150	794,765
CyberArk Software Ltd. (a)	2,515	394,629
Elbit Systems Ltd. (Israel)	1,558	315,343
Icl Group Ltd.	43,132	389,629
Israel Discount Bank Ltd. (Class A)	75,236	428,393
Kornit Digital Ltd. (a)	52	1,389
Mizrahi Tefahot Bank Ltd.	9,321	352,682
NICE Ltd. (a)	3,572	677,088
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	67,589	602,894
Tower Semiconductor Ltd. (a)	6,583	281,685
Wix.com Ltd. (a)	3,534	297,209
ZIM Integrated Shipping Services Ltd. (d)	5,311	124,755
TOTAL ISRAEL		6,676,001
Italy - 1.1%
Amplifon SpA	7,721	191,825
Assicurazioni Generali SpA	67,686	1,015,772
Atlantia SpA	29,778	664,487
DiaSorin SpA	1,586	207,362
Enel SpA	492,998	2,202,394
Eni SpA	153,815	2,020,165
FinecoBank SpA	37,590	506,703
Infrastrutture Wireless Italiane SpA (b)	21,795	192,386
Intesa Sanpaolo SpA	1,003,101	1,912,443
Mediobanca SpA	38,044	344,840
Moncler SpA	12,580	543,162
Nexi SpA (a)(b)	32,448	281,225
Poste Italiane SpA (b)	33,830	294,875
Prysmian SpA	15,731	512,868
Recordati SpA	6,557	246,433
Snam SpA	122,136	543,080
Telecom Italia SpA (a)	572,552	112,016
Terna - Rete Elettrica Nazionale	85,165	564,574
UniCredit SpA	125,841	1,560,589
TOTAL ITALY		13,917,199
Japan - 13.4%
Advantest Corp.	11,500	607,889
AEON Co. Ltd. (d)	39,800	743,164
AGC, Inc.	11,300	354,514
Aisin Seiki Co. Ltd.	9,200	236,040
Ajinomoto Co., Inc.	27,300	752,015
Ana Holdings, Inc. (a)	9,500	184,704
Asahi Group Holdings	27,300	764,499
ASAHI INTECC Co. Ltd.	13,500	230,062
Asahi Kasei Corp.	76,800	492,435
Astellas Pharma, Inc.	111,500	1,538,498
Azbil Corp.	7,300	198,584
Bandai Namco Holdings, Inc.	12,000	794,270
Bridgestone Corp.	34,400	1,244,126
Brother Industries Ltd.	13,700	233,193
Canon, Inc.	60,300	1,278,208
Capcom Co. Ltd.	10,300	287,121
Central Japan Railway Co.	8,700	1,007,256
Chiba Bank Ltd.	31,200	170,588
Chubu Electric Power Co., Inc.	37,600	306,221
Chugai Pharmaceutical Co. Ltd.	40,900	947,729
Concordia Financial Group Ltd.	63,800	194,367
CyberAgent, Inc.	24,900	204,967
Dai Nippon Printing Co. Ltd.	12,900	258,789
Dai-ichi Mutual Life Insurance Co.	59,500	943,349
Daifuku Co. Ltd.	6,200	284,367
Daiichi Sankyo Kabushiki Kaisha	105,900	3,389,940
Daikin Industries Ltd.	15,100	2,261,786
Daito Trust Construction Co. Ltd.	3,700	366,031
Daiwa House Industry Co. Ltd.	36,000	725,304
Daiwa House REIT Investment Corp.	130	262,282
Daiwa Securities Group, Inc.	77,900	303,857
DENSO Corp.	26,200	1,299,937
Dentsu Group, Inc.	12,600	392,757
Disco Corp.	1,800	432,160
East Japan Railway Co.	18,300	975,123
Eisai Co. Ltd.	15,700	947,522
ENEOS Holdings, Inc.	188,500	620,917
FANUC Corp.	11,600	1,517,879
Fast Retailing Co. Ltd.	3,500	1,953,428
Fuji Electric Co. Ltd.	7,700	298,275
FUJIFILM Holdings Corp.	21,900	1,004,312
Fujitsu Ltd.	11,900	1,369,197
GLP J-REIT	250	259,087
GMO Payment Gateway, Inc.	2,600	187,619
Hakuhodo DY Holdings, Inc.	14,900	125,858
Hamamatsu Photonics K.K.	8,700	394,351
Hankyu Hanshin Holdings, Inc.	13,900	412,714
Hikari Tsushin, Inc.	1,300	157,107
Hirose Electric Co. Ltd.	1,810	235,052
Hitachi Construction Machinery Co. Ltd.	6,200	121,502
Hitachi Ltd.	58,500	2,659,538
Honda Motor Co. Ltd.	98,700	2,250,604
Hoshizaki Corp.	6,300	180,702
Hoya Corp.	22,100	2,062,191
Hulic Co. Ltd.	23,000	167,053
Ibiden Co. Ltd.	6,600	223,262
Idemitsu Kosan Co. Ltd.	12,166	265,910
Iida Group Holdings Co. Ltd.	8,500	118,101
INPEX Corp.	63,500	640,867
Isuzu Motors Ltd.	34,900	409,332
ITO EN Ltd.	3,200	112,983
Itochu Corp.	71,800	1,858,557
ITOCHU Techno-Solutions Corp.	5,700	132,251
Japan Airlines Co. Ltd. (a)	8,600	160,496
Japan Exchange Group, Inc.	30,800	404,767
Japan Post Bank Co. Ltd.	24,300	161,788
Japan Post Holdings Co. Ltd.	142,100	955,265
Japan Post Insurance Co. Ltd.	11,700	172,870
Japan Real Estate Investment Corp.	73	305,854
Japan Retail Fund Investment Corp.	410	301,927
Japan Tobacco, Inc.	72,400	1,212,514
JFE Holdings, Inc.	28,900	264,909
JSR Corp.	11,200	213,462
Kajima Corp.	24,400	229,896
Kakaku.com, Inc.	7,500	127,156
Kansai Electric Power Co., Inc.	43,300	328,183
Kao Corp.	29,100	1,086,942
KDDI Corp.	97,400	2,878,849
Keio Corp.	6,500	228,185
Keisei Electric Railway Co.	8,100	215,172
Keyence Corp.	11,700	4,431,514
Kikkoman Corp.	8,900	483,621
Kintetsu Group Holdings Co. Ltd.	10,600	358,573
Kirin Holdings Co. Ltd.	49,300	725,931
Kobayashi Pharmaceutical Co. Ltd.	3,200	170,012
Kobe Bussan Co. Ltd.	8,800	191,452
Koei Tecmo Holdings Co. Ltd.	6,580	99,478
Koito Manufacturing Co. Ltd.	12,400	176,291
Komatsu Ltd.	55,800	1,093,133
Konami Group Corp.	5,700	250,318
Kose Corp.	2,100	210,007
Kubota Corp.	61,100	853,251
Kurita Water Industries Ltd.	6,500	238,676
Kyocera Corp.	19,300	965,811
Kyowa Hakko Kirin Co., Ltd.	15,800	372,434
Lasertec Corp.	4,500	632,299
LIXIL Group Corp.	17,400	263,408
M3, Inc.	26,430	790,260
Makita Corp.	13,900	254,002
Marubeni Corp.	93,700	821,084
Mazda Motor Corp.	33,200	223,534
McDonald's Holdings Co. (Japan) Ltd.	5,100	176,980
Meiji Holdings Co. Ltd.	7,000	288,107
Minebea Mitsumi, Inc.	21,400	317,197
Misumi Group, Inc.	17,500	374,256
Mitsubishi Chemical Holdings Corp.	78,100	353,011
Mitsubishi Corp.	76,300	2,068,431
Mitsubishi Electric Corp.	117,300	1,032,077
Mitsubishi Estate Co. Ltd.	70,500	886,559
Mitsubishi Heavy Industries Ltd.	19,500	671,442
Mitsubishi UFJ Financial Group, Inc.	720,400	3,403,062
Mitsubishi UFJ Lease & Finance Co. Ltd.	38,300	164,332
Mitsui & Co. Ltd.	84,400	1,869,123
Mitsui Chemicals, Inc.	11,000	203,806
Mitsui Fudosan Co. Ltd.	55,200	1,057,819
Mitsui OSK Lines Ltd.	21,600	428,673
Mizuho Financial Group, Inc.	144,610	1,561,879
MonotaRO Co. Ltd.	14,700	224,215
MS&AD Insurance Group Holdings, Inc.	26,700	707,048
Murata Manufacturing Co. Ltd.	34,700	1,642,679
NEC Corp.	14,600	483,574
Nexon Co. Ltd.	30,100	505,462
NGK Insulators Ltd.	13,600	158,870
Nidec Corp.	27,100	1,490,067
Nihon M&A Center Holdings, Inc.	17,800	201,469
Nintendo Co. Ltd.	65,200	2,647,061
Nippon Building Fund, Inc.	95	422,307
Nippon Express Holdings, Inc.	4,800	241,138
Nippon Paint Holdings Co. Ltd.	50,900	325,196
Nippon Prologis REIT, Inc.	132	276,526
Nippon Sanso Holdings Corp.	10,100	161,116
Nippon Shinyaku Co. Ltd.	2,800	155,163
Nippon Steel & Sumitomo Metal Corp.	49,000	673,072
Nippon Telegraph & Telephone Corp.	72,000	1,985,811
Nippon Yusen KK	29,100	527,131
Nissan Chemical Corp.	7,500	337,940
Nissan Motor Co. Ltd.	143,700	458,016
Nisshin Seifun Group, Inc.	11,500	124,362
Nissin Food Holdings Co. Ltd.	3,900	252,577
Nitori Holdings Co. Ltd.	5,000	453,085
Nitto Denko Corp.	8,740	460,232
Nomura Holdings, Inc.	176,800	572,118
Nomura Real Estate Holdings, Inc.	7,100	160,675
Nomura Real Estate Master Fund, Inc.	249	283,839
Nomura Research Institute Ltd.	20,000	444,534
NTT Data Corp.	37,500	543,983
Obayashi Corp.	41,000	263,324
OBIC Co. Ltd.	4,200	631,857
Odakyu Electric Railway Co. Ltd.	17,200	204,626
Oji Holdings Corp.	45,900	159,282
Olympus Corp.	74,600	1,575,332
OMRON Corp.	11,400	533,296
Ono Pharmaceutical Co. Ltd.	22,200	521,949
Open House Group Co. Ltd.	4,900	174,653
Oracle Corp. Japan	2,400	128,155
Oriental Land Co. Ltd.	12,100	1,623,424
ORIX Corp.	72,900	1,071,230
Osaka Gas Co. Ltd.	22,600	334,680
Otsuka Corp.	6,700	211,550
Otsuka Holdings Co. Ltd.	23,500	753,281
Pan Pacific International Holdings Ltd.	22,690	372,483
Panasonic Holdings Corp.	131,700	938,048
Persol Holdings Co. Ltd.	11,000	220,895
Rakuten Group, Inc.	51,300	229,022
Recruit Holdings Co. Ltd.	87,200	2,683,246
Renesas Electronics Corp. (a)	71,100	594,805
Resona Holdings, Inc.	131,800	496,106
Ricoh Co. Ltd.	36,000	263,896
ROHM Co. Ltd.	5,400	380,228
SBI Holdings, Inc. Japan	14,000	253,082
SCSK Corp.	9,300	137,409
Secom Co. Ltd.	12,700	723,525
Seiko Epson Corp.	17,400	237,079
Sekisui Chemical Co. Ltd.	21,500	268,940
Sekisui House Ltd.	37,800	629,174
Seven & i Holdings Co. Ltd.	45,500	1,698,441
SG Holdings Co. Ltd.	17,800	236,064
Sharp Corp.	14,200	85,173
Shimadzu Corp.	14,600	385,386
SHIMANO, Inc.	4,400	680,870
SHIMIZU Corp.	31,800	158,898
Shin-Etsu Chemical Co. Ltd.	22,700	2,359,210
Shionogi & Co. Ltd.	15,900	738,352
Shiseido Co. Ltd.	23,900	828,572
Shizuoka Financial Group	25,100	158,336
SMC Corp.	3,500	1,404,908
SoftBank Corp.	173,600	1,712,458
SoftBank Group Corp.	73,000	3,133,614
Sompo Holdings, Inc.	19,000	791,331
Sony Group Corp.	76,200	5,138,521
Square Enix Holdings Co. Ltd.	5,300	236,672
Subaru Corp.	37,500	583,955
Sumco Corp.	20,600	261,699
Sumitomo Chemical Co. Ltd.	92,000	309,977
Sumitomo Corp.	67,300	855,637
Sumitomo Electric Industries Ltd.	42,600	445,209
Sumitomo Metal Mining Co. Ltd.	15,000	420,463
Sumitomo Mitsui Financial Group, Inc.	78,400	2,201,595
Sumitomo Mitsui Trust Holdings, Inc.	20,400	586,888
Sumitomo Realty & Development Co. Ltd.	18,100	415,693
Suntory Beverage & Food Ltd.	8,200	274,629
Suzuki Motor Corp.	22,100	746,104
Sysmex Corp.	10,200	550,695
T&D Holdings, Inc.	31,000	305,841
Taisei Corp.	10,900	297,249
Takeda Pharmaceutical Co. Ltd.	90,877	2,399,971
TDK Corp.	23,276	728,671
Terumo Corp.	39,200	1,192,648
TIS, Inc.	13,800	372,622
Tobu Railway Co. Ltd.	11,000	254,481
Toho Co. Ltd.	6,600	235,247
Tokio Marine Holdings, Inc.	109,400	1,979,861
Tokyo Electric Power Co., Inc. (a)	92,800	302,687
Tokyo Electron Ltd.	9,000	2,367,870
Tokyo Gas Co. Ltd.	23,200	414,556
Tokyu Corp.	32,700	377,371
Toppan, Inc.	15,300	228,324
Toray Industries, Inc.	84,900	413,666
Toshiba Corp.	23,300	811,845
Tosoh Corp.	16,100	175,298
Toto Ltd.	8,700	248,663
Toyota Industries Corp.	8,800	453,331
Toyota Motor Corp.	639,700	8,875,589
Toyota Tsusho Corp.	13,200	443,862
Trend Micro, Inc.	8,100	409,099
Unicharm Corp.	24,200	735,473
USS Co. Ltd.	12,900	194,938
Welcia Holdings Co. Ltd.	5,500	115,034
West Japan Railway Co.	13,500	535,751
Yakult Honsha Co. Ltd.	7,800	432,240
Yamaha Corp.	8,300	313,703
Yamaha Motor Co. Ltd.	17,400	359,245
Yamato Holdings Co. Ltd.	17,900	265,319
Yaskawa Electric Corp.	14,400	399,960
Yokogawa Electric Corp.	13,400	224,482
Z Holdings Corp.	163,300	421,438
ZOZO, Inc.	7,900	168,153
TOTAL JAPAN		171,450,062
Korea (South) - 3.0%
Alteogen, Inc.	2,005	51,554
AMOREPACIFIC Corp.	1,562	101,447
AMOREPACIFIC Group, Inc.	1,593	27,567
BGF Retail Co. Ltd.	449	58,668
Celltrion Healthcare Co. Ltd.	5,096	248,138
Celltrion Pharm, Inc.	800	38,001
Celltrion, Inc.	5,911	795,135
Cheil Worldwide, Inc.	3,890	66,636
CJ CheilJedang Corp.	495	143,577
CJ Corp.	1,017	51,159
CJ ENM Co. Ltd.	711	36,563
CJ Logistics Corp. (a)	578	35,596
Coway Co. Ltd.	3,224	124,910
Db Insurance Co. Ltd.	2,752	108,551
Doosan Bobcat, Inc.	2,772	65,060
Doosan Heavy Industries & Construction Co. Ltd. (a)	24,883	230,992
E-Mart, Inc.	1,144	67,807
Ecopro BM Co. Ltd.	3,021	243,615
F&F Co. Ltd.	960	97,862
Green Cross Corp.	377	33,677
GS Engineering & Construction Corp.	4,408	67,016
GS Holdings Corp.	2,573	82,923
Hana Financial Group, Inc.	17,367	501,912
Hankook Tire Co. Ltd.	4,228	108,268
Hanmi Pharm Co. Ltd.	412	73,029
Hanon Systems	11,205	61,233
Hanwha Solutions Corp. (a)	6,974	230,623
HD Hyundai Co. Ltd.	2,816	120,151
HLB, Inc. (a)	5,606	159,069
HLB, Inc. rights 12/2/22 (a)	502	3,447
HMM Co. Ltd.	15,816	211,645
Hotel Shilla Co.	1,862	84,795
HYBE Co. Ltd. (a)	1,105	93,676
Hyundai Engineering & Construction Co. Ltd.	4,675	114,310
Hyundai Glovis Co. Ltd.	1,126	137,267
Hyundai Heavy Industries Co. Ltd. (a)	1,049	80,109
Hyundai Mobis	3,810	584,585
Hyundai Motor Co.	8,258	951,742
Hyundai Steel Co.	5,608	110,406
Iljin Materials Co. Ltd.	1,295	54,982
Industrial Bank of Korea	15,888	116,323
Kakao Corp.	18,609	661,012
Kakao Games Corp. (a)	2,160	59,852
KakaoBank Corp. (a)	7,718	92,465
Kangwon Land, Inc. (a)	5,722	92,205
KB Financial Group, Inc.	24,149	810,958
Kia Corp.	15,744	731,320
Korea Aerospace Industries Ltd.	4,178	138,601
Korea Electric Power Corp. (a)	15,076	176,433
Korea Investment Holdings Co. Ltd.	2,344	81,373
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	2,508	127,744
Korea Zinc Co. Ltd.	555	248,858
Korean Air Lines Co. Ltd. (a)	10,766	174,239
KRAFTON, Inc. (a)	1,441	179,201
KT&G Corp.	6,432	431,257
Kumho Petro Chemical Co. Ltd.	1,209	110,963
L&F Co. Ltd. (a)	1,364	215,018
LG Chemical Ltd.	2,893	1,268,824
LG Corp.	6,024	334,263
LG Display Co. Ltd.	13,786	122,783
LG Electronics, Inc.	6,342	362,573
LG Energy Solution (a)	1,441	533,061
LG H & H Co. Ltd.	536	191,520
LG Innotek Co. Ltd.	883	183,427
LG Uplus Corp.	12,020	96,425
Lotte Chemical Corp.	1,041	107,942
Lotte Shopping Co. Ltd.	712	43,598
Meritz Financial Holdings Co.	1,855	28,202
Meritz Fire & Marine Insurance Co. Ltd.	2,110	46,492
Meritz Securities Co. Ltd.	14,153	36,688
Mirae Asset Securities Co. Ltd.	18,991	84,489
NAVER Corp.	8,089	960,601
NCSOFT Corp.	972	265,589
Netmarble Corp. (b)	1,298	40,559
NH Investment & Securities Co. Ltd.	8,755	55,021
Orion Corp./Republic of Korea	1,321	93,939
Pan Ocean Co., Ltd. (Korea)	14,306	43,099
Pearl Abyss Corp. (a)	1,612	46,983
POSCO	4,819	838,219
POSCO Chemtech Co. Ltd.	1,562	218,325
S-Oil Corp.	2,799	169,432
S1 Corp.	1,067	46,647
Samsung Biologics Co. Ltd. (a)(b)	1,078	662,364
Samsung C&T Corp.	5,243	435,288
Samsung Electro-Mechanics Co. Ltd.	3,298	279,586
Samsung Electronics Co. Ltd.	288,377	12,001,229
Samsung Engineering Co. Ltd. (a)	9,851	164,607
Samsung Fire & Marine Insurance Co. Ltd.	1,810	253,622
Samsung Heavy Industries Co. Ltd. (a)	36,625	132,149
Samsung Life Insurance Co. Ltd.	5,089	240,310
Samsung SDI Co. Ltd.	3,341	1,725,133
Samsung SDS Co. Ltd.	2,072	181,459
Samsung Securities Co. Ltd.	3,566	79,324
SD Biosensor, Inc.	2,263	46,851
Seegene, Inc.	1,955	39,310
Shinhan Financial Group Co. Ltd.	27,664	701,710
SK Biopharmaceuticals Co. Ltd. (a)	1,932	78,643
SK Bioscience Co. Ltd. (a)	1,360	72,034
SK Chemicals Co. Ltd.	853	52,830
SK Hynix, Inc.	33,098	1,917,723
SK IE Technology Co. Ltd. (a)(b)	1,463	53,300
SK Innovation Co., Ltd.	3,238	392,466
SK Square Co. Ltd. (a)	5,594	144,816
SK Telecom Co. Ltd.	90	3,159
SK, Inc.	2,439	365,683
SKC Co. Ltd.	1,252	90,787
Woori Financial Group, Inc.	32,152	264,682
Yuhan Corp.	2,962	124,098
TOTAL KOREA (SOUTH)		37,627,389
Kuwait - 0.3%
Agility Public Warehousing Co. KSC	86,992	220,112
Boubyan Bank KSC	77,155	205,182
Gulf Bank	103,716	114,812
Kuwait Finance House KSCP	445,885	1,165,618
Mabanee Co. SAKC	36,370	102,355
Mobile Telecommunication Co.	125,675	242,954
National Bank of Kuwait	437,453	1,521,944
TOTAL KUWAIT		3,572,977
Luxembourg - 0.2%
Allegro.eu SA (a)(b)	24,311	118,141
ArcelorMittal SA (Netherlands)	31,952	715,367
Aroundtown SA	57,813	114,724
Eurofins Scientific SA	8,160	522,394
Reinet Investments SCA	8,159	131,095
Tenaris SA	29,533	462,226
TOTAL LUXEMBOURG		2,063,947
Malaysia - 0.4%
AMMB Holdings Bhd	103,300	89,361
Axiata Group Bhd	165,460	99,738
CIMB Group Holdings Bhd	422,043	492,741
Dialog Group Bhd	209,100	91,105
DiGi.com Bhd	182,800	146,534
Genting Bhd	118,900	111,657
Genting Malaysia Bhd	170,900	99,041
Hap Seng Consolidated Bhd	37,700	51,271
Hartalega Holdings Bhd	96,000	43,858
Hong Leong Bank Bhd	37,000	165,592
Hong Leong Credit Bhd	13,100	52,865
IHH Healthcare Bhd	101,000	127,104
Inari Amertron Bhd	167,900	88,424
IOI Corp. Bhd	141,800	122,365
Kuala Lumpur Kepong Bhd	26,000	119,222
Malayan Banking Bhd	287,498	522,337
Malaysia Airports Holdings Bhd (a)	49,100	62,102
Maxis Bhd	132,400	107,813
MISC Bhd	79,300	121,265
MR DIY Group M Sdn Bhd (b)	131,200	56,054
Nestle (Malaysia) Bhd	4,500	126,586
Petronas Chemicals Group Bhd	141,000	260,051
Petronas Dagangan Bhd	17,100	78,411
Petronas Gas Bhd	46,500	168,179
PPB Group Bhd	37,440	132,244
Press Metal Bhd	218,100	200,663
Public Bank Bhd	906,100	856,655
QL Resources Bhd	65,500	70,931
RHB Bank Bhd	80,735	97,674
Sime Darby Bhd	161,900	77,046
Sime Darby Plantation Bhd	123,316	114,761
Telekom Malaysia Bhd	68,521	80,579
Tenaga Nasional Bhd	151,200	269,269
Top Glove Corp. Bhd	290,500	48,847
TOTAL MALAYSIA		5,352,345
Mexico - 0.7%
Alfa SA de CV Series A	166,800	110,706
America Movil S.A.B. de CV Series L	1,705,800	1,614,281
Arca Continental S.A.B. de CV	28,800	235,903
CEMEX S.A.B. de CV unit (a)	884,880	343,894
Coca-Cola FEMSA S.A.B. de CV unit	31,240	196,793
Fibra Uno Administracion SA de CV	198,300	231,398
Fomento Economico Mexicano S.A.B. de CV unit	116,900	839,181
Gruma S.A.B. de CV Series B	11,870	137,692
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	23,200	359,364
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	11,175	261,538
Grupo Bimbo S.A.B. de CV Series A	77,900	301,605
Grupo Carso SA de CV Series A1	25,400	102,354
Grupo Financiero Banorte S.A.B. de CV Series O	158,200	1,285,929
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	126,900	234,227
Grupo Mexico SA de CV Series B	190,100	689,188
Grupo Televisa SA de CV	138,800	147,256
Industrias Penoles SA de CV	7,920	89,845
Kimberly-Clark de Mexico SA de CV Series A	90,200	142,313
Operadora de Sites Mexicanos, SA de CV	75,500	82,157
Orbia Advance Corp. S.A.B. de CV	56,900	96,063
Promotora y Operadora de Infraestructura S.A.B. de CV	15,030	113,061
Sitios Latinoamerica S.A.B. de CV (a)	83,035	24,224
Wal-Mart de Mexico SA de CV Series V	318,900	1,231,788
TOTAL MEXICO		8,870,760
Multi-National - 0.1%
HK Electric Investments & HK Electric Investments Ltd. unit	168,000	106,797
HKT Trust/HKT Ltd. unit	237,000	267,807
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)	7,133	337,515
TOTAL MULTI-NATIONAL		712,119
Netherlands - 3.4%
ABN AMRO Bank NV GDR (b)	25,975	255,568
Adyen BV (a)(b)	1,313	1,874,438
AEGON NV	108,786	503,588
AerCap Holdings NV (a)	7,893	421,565
Airbus Group NV	35,812	3,874,994
Akzo Nobel NV	11,072	683,535
Argenx SE (a)	3,343	1,297,922
ASM International NV (Netherlands)	2,814	625,154
ASML Holding NV (Netherlands)	24,529	11,506,239
CNH Industrial NV	62,363	807,664
Davide Campari Milano NV	33,515	301,204
Euronext NV (b)	5,213	331,257
EXOR NV	8,427	566,303
Ferrari NV (Italy)	7,621	1,502,525
Heineken Holding NV	6,162	420,791
Heineken NV (Bearer)	15,603	1,304,504
IMCD NV	3,325	431,443
ING Groep NV (Certificaten Van Aandelen)	236,101	2,323,138
JDE Peet's BV	6,186	177,164
Just Eat Takeaway.com NV (a)(b)	10,698	183,579
Koninklijke Ahold Delhaize NV	63,024	1,757,632
Koninklijke DSM NV	10,599	1,246,765
Koninklijke KPN NV	199,453	557,891
Koninklijke Philips Electronics NV	52,886	670,853
NEPI Rockcastle PLC	26,774	134,827
NN Group NV	16,828	712,607
OCI NV	6,145	235,139
Prosus NV	50,051	2,164,290
QIAGEN NV (Germany) (a)	13,691	591,267
Randstad NV	7,416	369,668
Stellantis NV (Italy)	133,260	1,798,943
STMicroelectronics NV (France)	41,353	1,285,828
Universal Music Group NV	43,448	853,121
Wolters Kluwer NV	15,784	1,677,623
X5 Retail Group NV GDR (c)	5,899	2,087
Yandex NV Class A (a)(c)	15,310	85,716
TOTAL NETHERLANDS		43,536,832
New Zealand - 0.1%
Auckland International Airport Ltd. (a)	73,983	331,206
Fisher & Paykel Healthcare Corp.	35,819	407,757
Mercury Nz Ltd.	40,241	136,165
Meridian Energy Ltd.	79,747	226,261
Spark New Zealand Ltd.	110,963	330,311
Xero Ltd. (a)	8,234	411,185
TOTAL NEW ZEALAND		1,842,885
Norway - 0.5%
Adevinta ASA Class B (a)	16,742	114,661
Aker BP ASA	19,105	609,014
DNB Bank ASA	55,650	984,275
Equinor ASA	59,078	2,152,431
Gjensidige Forsikring ASA	11,772	215,032
Kongsberg Gruppen ASA	5,580	199,988
Mowi ASA	25,388	378,641
Norsk Hydro ASA	81,683	518,386
Orkla ASA	44,968	303,316
Salmar ASA	3,435	116,371
Telenor ASA	42,973	390,533
Yara International ASA	10,081	449,934
TOTAL NORWAY		6,432,582
Peru - 0.0%
Compania de Minas Buenaventura SAA sponsored ADR	12,595	87,409
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	98,590	96,605
ACEN Corp.	444,200	48,154
Ayala Corp.	14,230	164,639
Ayala Land, Inc.	431,600	190,963
Bank of the Philippine Islands (BPI)	107,190	177,727
BDO Unibank, Inc.	116,450	256,625
Converge ICT Solutions, Inc. (a)	140,400	29,980
Globe Telecom, Inc.	1,763	70,862
GT Capital Holdings, Inc.	5,417	38,615
International Container Terminal Services, Inc.	63,150	188,733
JG Summit Holdings, Inc.	175,601	131,055
Jollibee Food Corp.	25,790	103,141
Manila Electric Co.	13,390	69,604
Metro Pacific Investments Corp.	543,200	34,265
Metropolitan Bank & Trust Co.	103,883	92,983
Monde Nissin Corp. (b)	414,800	83,835
PLDT, Inc.	5,000	140,575
SM Investments Corp.	13,745	195,309
SM Prime Holdings, Inc.	689,500	375,418
Universal Robina Corp.	52,860	111,493
TOTAL PHILIPPINES		2,600,581
Poland - 0.2%
Bank Polska Kasa Opieki SA	10,442	171,565
CD Projekt RED SA	3,577	95,230
Cyfrowy Polsat SA	18,168	68,119
Dino Polska SA (a)(b)	2,892	189,121
KGHM Polska Miedz SA (Bearer)	8,928	178,893
LPP SA	66	114,606
mBank SA (a)	885	49,606
Orange Polska SA	44,954	56,799
PGE Polska Grupa Energetyczna SA (a)	54,683	62,425
Polski Koncern Naftowy Orlen SA	24,027	276,400
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	104,107	110,780
Powszechna Kasa Oszczednosci Bank SA	54,246	296,222
Powszechny Zaklad Ubezpieczen SA	37,692	211,589
Santander Bank Polska SA	2,150	114,478
TOTAL POLAND		1,995,833
Portugal - 0.1%
Energias de Portugal SA	167,998	734,656
Galp Energia SGPS SA Class B	29,279	297,273
Jeronimo Martins SGPS SA	17,019	352,863
TOTAL PORTUGAL		1,384,792
Qatar - 0.3%
Barwa Real Estate Co. (a)	116,183	108,470
Industries Qatar QSC (a)	90,759	393,017
Masraf al Rayan	354,264	373,258
Mesaieed Petrochemical Holding Co. (a)	256,615	159,955
Ooredoo QSC	45,175	121,194
Qatar Electricity & Water Co. (a)	26,239	133,293
Qatar Fuel Co. (a)	27,802	145,661
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	144,727	162,938
Qatar International Islamic Bank QSC (a)	43,427	137,969
Qatar Islamic Bank (a)	98,677	660,872
Qatar National Bank SAQ (a)	283,369	1,551,556
The Commercial Bank of Qatar (a)	190,514	329,263
TOTAL QATAR		4,277,446
Russia - 0.0%
Alrosa Co. Ltd. (c)	120,680	30,107
Gazprom OAO (c)	601,730	94,421
Inter Rao Ues JSC (c)	1,756,400	14,521
LUKOIL PJSC (c)	21,149	9,816
Magnit OJSC GDR (Reg. S) (c)	18,175	89
MMC Norilsk Nickel PJSC (c)	2,499	24,923
MMC Norilsk Nickel PJSC sponsored ADR (c)	6,705	4,979
Mobile TeleSystems OJSC sponsored ADR (c)	21,752	21,665
Moscow Exchange MICEX-RTS OAO (a)(c)	72,930	21,023
Novatek PJSC GDR (Reg. S) (c)	4,511	1,152
Novolipetsk Steel OJSC (c)	71,070	1,023
PhosAgro PJSC:
GDR (c)	42	1
GDR (Reg. S) (c)	6,442	132
Polyus PJSC (c)	1,749	6,168
Rosneft Oil Co. OJSC (c)	55,210	13,846
Sberbank of Russia (a)(c)	551,355	5,083
Severstal PAO (c)	7,553	253
Severstal PAO GDR (Reg. S) (c)	2,375	56
Surgutneftegas OJSC (c)	351,800	6,455
Tatneft PAO (c)	71,609	13,356
United Co. RUSAL International PJSC (c)	141,950	25,654
VTB Bank OJSC (a)(c)	152,910,000	8,761
TOTAL RUSSIA		303,484
Saudi Arabia - 1.3%
ACWA Power Co.	4,994	231,256
Advanced Polypropylene Co.	7,512	88,563
Al Rajhi Bank	118,690	2,691,218
Alinma Bank	60,241	601,200
Almarai Co. Ltd.	14,914	223,459
Arab National Bank	35,185	301,983
Bank Al-Jazira	23,491	146,164
Bank Albilad	30,115	406,337
Banque Saudi Fransi	34,555	397,274
Bupa Arabia for Cooperative Insurance Co.	3,550	182,340
Dar Al Arkan Real Estate Development Co. (a)	31,488	112,459
Dr Sulaiman Al Habib Medical Services Group Co.	5,118	308,642
Elm Co.	1,425	125,527
Emaar The Economic City (a)	28,278	72,171
Etihad Etisalat Co.	21,539	209,798
Jarir Marketing Co.	3,439	150,097
Mobile Telecommunications Co. Saudi Arabia (a)	24,727	85,416
Mouwasat Medical Services Co.	3,034	176,830
National Industrialization Co. (a)	20,242	72,078
Rabigh Refining & Petrochemical Co. (a)	24,589	89,259
Riyad Bank	82,377	788,134
Sabic Agriculture-Nutrients Co.	13,149	556,397
Sahara International Petrochemical Co.	21,166	228,415
Saudi Arabian Mining Co.	51,385	1,144,609
Saudi Arabian Oil Co. (b)	146,380	1,359,573
Saudi Basic Industries Corp.	54,911	1,291,834
Saudi Electricity Co.	48,704	349,964
Saudi Industrial Investment Group	22,059	131,971
Saudi Investment Bank/The	31,191	150,578
Saudi Kayan Petrochemical Co. (a)	46,298	162,149
Saudi Research & Marketing Group (a)	2,159	115,720
Saudi Tadawul Group Holding Co.	2,320	134,104
Saudi Telecom Co.	91,634	985,220
The Saudi British Bank	54,951	636,151
The Saudi National Bank	132,804	2,099,389
The Savola Group	14,988	116,871
Yanbu National Petrochemical Co.	15,239	181,284
TOTAL SAUDI ARABIA		17,104,434
Singapore - 0.8%
BOC Aviation Ltd. Class A (b)	12,400	83,013
CapitaLand Ascendas REIT	197,258	365,086
CapitaLand Investment Ltd.	151,445	322,019
CapitaMall Trust	318,123	422,486
City Developments Ltd.	24,100	129,898
DBS Group Holdings Ltd.	109,326	2,641,247
Genting Singapore Ltd.	359,200	204,264
Keppel Corp. Ltd.	91,900	452,489
Mapletree Logistics Trust (REIT)	190,227	204,256
Mapletree Pan Asia Commercial	140,600	157,922
Oversea-Chinese Banking Corp. Ltd.	204,652	1,753,623
Singapore Airlines Ltd.	77,300	287,227
Singapore Exchange Ltd.	52,800	314,055
Singapore Technologies Engineering Ltd.	92,200	214,934
Singapore Telecommunications Ltd.	507,900	896,969
United Overseas Bank Ltd.	71,603	1,404,139
UOL Group Ltd.	26,900	117,626
Venture Corp. Ltd.	18,100	203,683
Wilmar International Ltd.	113,000	309,720
TOTAL SINGAPORE		10,484,656
South Africa - 0.9%
Absa Group Ltd.	51,508	560,093
African Rainbow Minerals Ltd.	6,408	90,234
Anglo American Platinum Ltd.	3,267	259,870
AngloGold Ashanti Ltd.	24,445	319,245
Aspen Pharmacare Holdings Ltd.	21,989	181,071
Bid Corp. Ltd.	20,881	335,983
Bidvest Group Ltd./The	16,551	191,453
Capitec Bank Holdings Ltd.	5,275	545,791
Clicks Group Ltd.	14,330	242,815
Discovery Ltd. (a)	29,520	193,203
Exxaro Resources Ltd.	14,146	157,503
FirstRand Ltd.	307,604	1,077,608
Foschini Group Ltd./The	21,099	131,990
Gold Fields Ltd.	54,231	434,434
Growthpoint Properties Ltd.	202,891	143,039
Harmony Gold Mining Co. Ltd.	33,464	92,680
Impala Platinum Holdings Ltd.	50,634	518,425
Kumba Iron Ore Ltd.	3,618	68,148
Mr Price Group Ltd.	15,306	147,354
MTN Group Ltd.	104,040	735,410
MultiChoice Group Ltd.	23,718	154,985
Naspers Ltd. Class N	13,156	1,356,145
Nedbank Group Ltd.	28,436	336,797
Northam Platinum Holdings Ltd. (a)	21,274	199,644
Old Mutual Ltd.	268,503	152,605
Pepkor Holdings Ltd. (b)	99,812	123,184
Remgro Ltd.	31,180	232,058
Sanlam Ltd.	104,710	304,632
Sasol Ltd.	34,557	580,905
Shoprite Holdings Ltd.	31,011	394,881
Sibanye-Stillwater Ltd.	173,404	406,151
Spar Group Ltd./The	11,895	100,859
Standard Bank Group Ltd.	80,906	756,040
Vodacom Group Ltd.	37,469	255,610
Woolworths Holdings Ltd.	61,512	211,271
TOTAL SOUTH AFRICA		11,992,116
Spain - 1.5%
Acciona SA	1,449	260,763
ACS Actividades de Construccion y Servicios SA	14,474	371,187
Aena SME SA (a)(b)	4,446	522,545
Amadeus IT Holding SA Class A (a)	27,302	1,423,944
Banco Bilbao Vizcaya Argentaria SA	403,015	2,079,071
Banco Santander SA (Spain)	1,032,746	2,676,043
CaixaBank SA	266,182	882,672
Cellnex Telecom SA (b)	33,088	1,082,979
EDP Renovaveis SA	17,622	371,112
Enagas SA	14,706	238,736
Endesa SA	19,048	317,846
Ferrovial SA	29,027	708,829
Grifols SA (a)	17,377	147,789
Iberdrola SA	359,203	3,652,836
Industria de Diseno Textil SA	66,375	1,504,751
Naturgy Energy Group SA	8,299	212,911
Red Electrica Corporacion SA	23,705	383,445
Repsol SA	88,552	1,204,704
Siemens Gamesa Renewable Energy SA (a)	14,591	258,975
Telefonica SA	318,708	1,098,649
TOTAL SPAIN		19,399,787
Sweden - 2.0%
Alfa Laval AB	17,578	433,193
ASSA ABLOY AB (B Shares)	60,846	1,228,607
Atlas Copco AB:
(A Shares) (d)	161,542	1,724,179
(B Shares)	94,808	916,904
Boliden AB	16,636	484,561
Electrolux AB (B Shares)	13,102	161,692
Embracer Group AB (a)(d)	39,176	188,656
Epiroc AB:
(A Shares)	38,806	594,060
(B Shares)	23,998	322,438
EQT AB	17,442	343,747
Ericsson (B Shares)	176,188	979,490
Essity AB (B Shares)	36,553	772,694
Evolution AB (b)	10,938	1,020,326
Fastighets AB Balder (a)	39,094	146,923
Getinge AB (B Shares)	13,959	283,575
H&M Hennes & Mauritz AB (B Shares) (d)	45,593	459,220
Hexagon AB (B Shares)	117,706	1,163,629
Holmen AB (B Shares)	5,364	194,618
Husqvarna AB (B Shares)	26,562	157,703
Industrivarden AB:
(A Shares)	7,399	167,666
(C Shares)	10,709	240,635
Indutrade AB	16,983	297,401
Investment AB Latour (B Shares)	8,685	146,897
Investor AB:
(A Shares)	35,410	602,610
(B Shares)	104,467	1,706,487
Kinnevik AB (B Shares) (a)	13,807	170,693
L E Lundbergforetagen AB	4,575	180,743
Lifco AB	14,377	207,754
Nibe Industrier AB (B Shares)	92,072	734,661
Sagax AB	11,634	214,531
Sandvik AB	63,754	996,268
Securitas AB (B Shares)	41,133	336,554
Sinch AB (a)(b)	1,122	2,642
Skandinaviska Enskilda Banken AB (A Shares)	97,111	1,024,656
Skanska AB (B Shares)	19,912	309,829
SKF AB (B Shares)	22,518	325,962
Svenska Cellulosa AB SCA (B Shares)	36,178	426,946
Svenska Handelsbanken AB (A Shares)	88,032	817,908
Swedbank AB (A Shares)	54,750	816,216
Swedish Match Co. AB	91,694	943,063
Swedish Orphan Biovitrum AB (a)	9,854	181,440
Tele2 AB (B Shares)	33,160	271,858
Telia Co. AB	162,016	429,305
Volvo AB:
(A Shares)	16,481	281,520
(B Shares)	86,151	1,410,028
Volvo Car AB	37,116	157,625
TOTAL SWEDEN		24,978,113
Switzerland - 6.4%
ABB Ltd. (Reg.)	99,459	2,762,006
Accelleron Industries Ltd. (a)	249	4,222
Adecco SA (Reg.)	10,301	322,380
Alcon, Inc. (Switzerland)	30,193	1,837,481
Bachem Holding AG (B Shares)	1,978	141,928
Baloise Holdings AG	2,842	388,261
Barry Callebaut AG	221	418,010
Clariant AG (Reg.)	12,399	199,479
Coca-Cola HBC AG	11,756	256,491
Compagnie Financiere Richemont SA Series A	31,530	3,081,539
Credit Suisse Group AG	159,287	659,841
Ems-Chemie Holding AG	412	259,004
Geberit AG (Reg.)	2,146	954,325
Givaudan SA	559	1,669,157
Holcim AG	33,589	1,526,027
Julius Baer Group Ltd.	13,534	649,346
Kuehne & Nagel International AG	3,270	696,877
Lindt & Spruengli AG	7	680,182
Lindt & Spruengli AG (participation certificate)	65	623,159
Logitech International SA (Reg.)	10,854	540,342
Lonza Group AG	4,503	2,318,073
Nestle SA (Reg. S)	169,764	18,480,321
Novartis AG	130,422	10,549,935
Partners Group Holding AG	1,381	1,240,397
Roche Holding AG:
(Bearer)	1,697	688,392
(participation certificate)	42,290	14,031,745
Schindler Holding AG:
(participation certificate)	2,569	418,824
(Reg.)	1,338	210,585
SGS SA (Reg.)	381	839,919
Sig Group AG	18,575	356,901
Sika AG	8,873	2,000,647
Sonova Holding AG	3,213	759,492
Straumann Holding AG	6,805	647,641
Swatch Group AG (Bearer)	1,725	387,624
Swatch Group AG (Bearer) (Reg.)	3,441	143,777
Swiss Life Holding AG	1,911	925,395
Swiss Prime Site AG	4,444	358,591
Swiss Re Ltd.	18,262	1,356,589
Swisscom AG	1,592	785,865
Temenos Group AG	3,715	221,486
UBS Group AG	212,549	3,372,850
VAT Group AG (b)	1,653	377,697
Zurich Insurance Group Ltd.	9,055	3,859,005
TOTAL SWITZERLAND		82,001,808
Taiwan - 3.5%
Accton Technology Corp.	31,000	233,552
Acer, Inc.	161,000	110,315
Advantech Co. Ltd.	24,798	225,269
ASE Technology Holding Co. Ltd.	194,500	479,781
Asia Cement Corp.	134,000	154,964
ASMedia Technology, Inc.	2,000	36,089
ASUSTeK Computer, Inc.	45,000	329,261
AUO Corp.	385,600	202,041
Catcher Technology Co. Ltd.	40,000	210,206
Cathay Financial Holding Co. Ltd.	467,436	547,811
Chang Hwa Commercial Bank	297,054	152,883
Cheng Shin Rubber Industry Co. Ltd.	106,000	106,151
China Airlines Ltd.	186,000	97,746
China Development Financial Ho	986,313	359,310
China Steel Corp.	723,000	601,865
Chunghwa Telecom Co. Ltd.	227,000	781,913
Compal Electronics, Inc.	249,000	162,891
CTBC Financial Holding Co. Ltd.	1,079,000	682,446
Delta Electronics, Inc.	118,000	942,054
E Ink Holdings, Inc.	52,000	331,308
E.SUN Financial Holdings Co. Ltd.	773,925	556,677
ECLAT Textile Co. Ltd.	11,000	144,773
eMemory Technology, Inc.	4,000	133,317
EVA Airways Corp.	150,000	108,824
Evergreen Marine Corp. (Taiwan)	59,343	252,981
Far Eastern New Century Corp.	200,000	199,355
Far EasTone Telecommunications Co. Ltd.	93,000	203,854
Feng Tay Enterprise Co. Ltd.	26,200	130,375
First Financial Holding Co. Ltd.	651,893	500,228
Formosa Chemicals & Fibre Corp.	222,000	478,359
Formosa Petrochemical Corp.	66,000	169,839
Formosa Plastics Corp.	249,000	641,530
Fubon Financial Holding Co. Ltd.	456,921	722,483
Giant Manufacturing Co. Ltd.	19,000	121,055
GlobalWafers Co. Ltd.	14,000	155,609
Hon Hai Precision Industry Co. Ltd. (Foxconn)	754,800	2,398,679
Hotai Motor Co. Ltd.	18,000	325,913
Hua Nan Financial Holdings Co. Ltd.	520,281	339,552
Innolux Corp.	537,570	197,501
Inventec Corp.	140,000	105,909
Largan Precision Co. Ltd.	6,000	344,143
Lite-On Technology Corp.	122,000	242,079
MediaTek, Inc.	92,000	1,682,892
Mega Financial Holding Co. Ltd.	671,200	622,214
Micro-Star International Co. Ltd.	43,000	145,982
momo.com, Inc.	3,600	53,854
Nan Ya Plastics Corp.	293,000	620,447
Nan Ya Printed Circuit Board Corp.	13,000	85,245
Nanya Technology Corp.	71,000	119,970
Nien Made Enterprise Co. Ltd.	10,000	77,200
Novatek Microelectronics Corp.	34,000	254,046
Pegatron Corp.	122,000	223,166
Pou Chen Corp.	139,000	117,435
Powerchip Semiconductor Manufacturing Corp.	174,725	166,848
President Chain Store Corp.	36,000	299,126
Quanta Computer, Inc.	168,000	356,272
Realtek Semiconductor Corp.	27,000	213,462
Ruentex Development Co. Ltd.	111,750	137,202
Shin Kong Financial Holding Co. Ltd.	813,393	201,747
Sinopac Financial Holdings Co.	605,651	302,319
Synnex Technology International Corp.	75,000	122,310
Taishin Financial Holdings Co. Ltd.	635,354	261,005
Taiwan Cement Corp.	381,667	357,953
Taiwan Cooperative Financial Holding Co. Ltd.	581,376	450,623
Taiwan High Speed Rail Corp.	119,000	103,674
Taiwan Mobile Co. Ltd.	101,000	297,796
Taiwan Semiconductor Manufacturing Co. Ltd.	1,487,000	17,859,566
The Shanghai Commercial & Savings Bank Ltd.	223,899	322,097
The Shanghai Commercial & Savings Bank Ltd. rights (a)	16,413	4,783
Uni-President Enterprises Corp.	287,000	582,827
Unimicron Technology Corp.	78,000	301,079
United Microelectronics Corp.	711,000	854,115
Vanguard International Semiconductor Corp.	51,000	104,992
Voltronic Power Technology Corp.	4,000	162,460
Walsin Lihwa Corp.	158,162	175,305
Wan Hai Lines Ltd.	49,145	103,154
Win Semiconductors Corp.	20,000	75,650
Winbond Electronics Corp.	172,000	103,987
Wiwynn Corp.	5,629	126,353
WPG Holding Co. Ltd.	89,400	121,818
Yageo Corp.	20,213	229,992
Yang Ming Marine Transport Corp.	103,000	192,243
Yuanta Financial Holding Co. Ltd.	589,372	359,975
TOTAL TAIWAN		44,174,075
Thailand - 0.6%
Advanced Info Service PCL (For. Reg.)	27,500	138,060
Advanced Information Service PCL NVDR	44,600	223,909
Airports of Thailand PCL:
(For. Reg.) (a)	171,900	334,357
NVDR (a)	76,700	149,186
Asset World Corp. PCL:
(For. Reg.)	326,600	52,366
NVDR	246,700	39,555
B. Grimm Power PCL:
(For. Reg.)	25,000	22,178
NVDR	14,900	13,218
Bangkok Commercial Asset Management PCL:
(For. Reg.)	50,700	20,389
NVDR	49,900	20,068
Bangkok Dusit Medical Services PCL:
(For. Reg.)	292,100	226,494
NVDR	346,100	268,365
Bangkok Expressway and Metro PCL:
(For. Reg.)	154,900	38,272
NVDR	271,800	67,155
Berli Jucker PCL:
unit	50,900	45,823
(For. Reg.)	16,000	14,404
BTS Group Holdings PCL:
(For. Reg.)	53,600	11,694
NVDR	421,400	91,934
Bumrungrad Hospital PCL:
NVDR	16,100	96,063
(For. Reg.)	10,800	64,439
Carabao Group PCL NVDR	16,900	40,090
Central Pattana PCL:
(For. Reg.)	74,500	134,627
NVDR	55,700	100,654
Central Retail Corp. PCL:
(For. Reg.)	96,317	106,330
NVDR	7,300	8,059
Charoen Pokphand Foods PCL:
(For. Reg.)	110,100	73,072
(NVDR)	109,900	72,939
CP ALL PCL:
(For. Reg.)	143,900	226,942
NVDR	215,200	339,388
Delta Electronics PCL:
(For. Reg.)	1,600	24,392
NVDR	18,600	283,559
Electricity Generating PCL:
(For. Reg.)	6,900	30,923
NVDR	10,500	47,056
Energy Absolute PCL:
(For. Reg.)	54,700	138,745
NVDR	51,400	130,375
Global Power Synergy Public Co. Ltd.:
(For. Reg.)	24,100	39,275
NVDR	19,400	31,615
Gulf Energy Development PCL:
(For. Reg.)	68,700	91,191
NVDR	115,700	153,577
Home Product Center PCL:
(For. Reg.)	208,400	79,975
NVDR	149,000	57,180
Indorama Ventures PCL:
(For. Reg.)	15,800	17,443
NVDR	111,400	122,981
Intouch Holdings PCL:
(For. Reg.)	22,700	42,960
NVDR	45,000	85,162
JMT Network Services PCL NVDR	39,100	66,802
Kasikornbank PCL NVDR	35,000	134,315
Krung Thai Bank PCL:
(For. Reg.)	95,600	43,974
NVDR	114,400	52,622
Krungthai Card PCL:
(For. Reg.)	27,500	41,201
NVDR	27,100	40,602
Land & House PCL:
NVDR	268,500	64,928
(For. Reg.)	249,000	60,213
Minor International PCL:
unit (a)	86,641	64,335
warrants 2/15/24 (a)	671	53
(For. Reg.) (a)	98,681	73,275
Muangthai Leasing PCL:
(For. Reg.)	19,800	18,866
NVDR	24,500	23,344
Osotspa PCL:
(For. Reg.)	17,500	12,190
NVDR	66,800	46,529
PTT Exploration and Production PCL:
(For. Reg.)	33,000	157,432
NVDR	49,200	234,717
PTT Global Chemical PCL:
(For. Reg.)	29,000	33,158
NVDR	105,300	120,398
PTT Oil & Retail Business PCL NVDR	171,200	108,448
PTT PCL:
(For. Reg.)	314,700	297,784
NVDR	286,400	271,005
Ratch Group PCL:
unit	45,900	49,465
(For. Reg.)	15,300	16,488
SCB X PCL:
(For. Reg.)	15,800	44,022
NVDR unit	24,100	67,147
SCG Packaging PCL NVDR	76,000	103,877
Siam Cement PCL:
(For. Reg.)	25,900	220,570
NVDR	20,800	177,138
Siam Commercial Bank PCL (For. Reg.)	15,800	36,569
Srisawad Corp. PCL:
warrants 8/29/25 (a)	712	61
(For. Reg.)	23,500	25,325
NVDR	18,400	19,829
Thai Oil PCL:
(For. Reg.)	22,133	31,706
NVDR	59,766	85,616
Thai Union Frozen Products PCL:
(For. Reg.)	95,300	45,089
NVDR	102,200	48,353
rights (a)(c)	2,897	1,341
rights (a)(c)	2,702	1,250
True Corp. PCL:
(For. Reg.)	174,800	22,789
NVDR	591,800	77,154
TOTAL THAILAND		7,456,419
Turkey - 0.1%
Akbank TAS	186,001	146,089
Aselsan A/S	42,453	73,483
Bim Birlesik Magazalar A/S JSC	26,487	190,674
Eregli Demir ve Celik Fabrikalari T.A.S.	87,509	139,625
Ford Otomotiv Sanayi A/S	4,199	81,885
Haci Omer Sabanci Holding A/S	60,851	109,644
Koc Holding A/S	44,865	134,010
Turk Hava Yollari AO (a)	32,946	179,294
Turk Sise ve Cam Fabrikalari A/S	88,899	158,654
Turkcell Iletisim Hizmet A/S	72,920	100,443
Turkiye Is Bankasi A/S Series C	214,897	107,597
Turkiye Petrol Rafinerileri A/S (a)	7,269	148,002
TOTAL TURKEY		1,569,400
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	162,876	419,041
Abu Dhabi Islamic Bank	84,530	218,626
Abu Dhabi National Oil Co. for Distribution PJSC	179,268	220,113
Aldar Properties PJSC	224,673	264,242
Dubai Islamic Bank Pakistan Ltd.	167,910	266,052
Emaar Properties PJSC (a)	233,980	386,028
Emirates NBD Bank PJSC	111,181	401,064
Emirates Telecommunications Corp.	214,109	1,503,910
First Abu Dhabi Bank PJSC	271,783	1,324,471
TOTAL UNITED ARAB EMIRATES		5,003,547
United Kingdom - 8.9%
3i Group PLC	58,271	776,075
Abrdn PLC	129,668	236,438
Admiral Group PLC	10,571	244,517
Anglo American PLC (United Kingdom)	76,709	2,297,758
Antofagasta PLC	23,812	321,001
Ashtead Group PLC	26,895	1,403,365
Associated British Foods PLC	20,832	322,881
AstraZeneca PLC (United Kingdom)	93,517	10,972,555
Auto Trader Group PLC (b)	59,273	354,795
Aveva Group PLC	7,036	251,749
Aviva PLC	169,322	812,175
BAE Systems PLC	191,305	1,789,385
Barclays PLC	1,012,144	1,719,890
Barratt Developments PLC	60,145	259,411
Berkeley Group Holdings PLC	6,435	256,148
BP PLC	1,142,987	6,323,699
BP PLC sponsored ADR	3,945	131,290
British American Tobacco PLC (United Kingdom)	129,687	5,121,790
British Land Co. PLC	51,475	215,996
BT Group PLC	418,691	623,241
Bunzl PLC	20,290	661,060
Burberry Group PLC	24,169	503,064
Compass Group PLC	108,138	2,277,584
Croda International PLC	8,497	658,719
Diageo PLC	137,737	5,668,224
GSK PLC	245,672	4,024,377
Haleon PLC (a)	308,505	948,167
Halma PLC	22,701	550,609
Hargreaves Lansdown PLC	20,985	183,669
Hikma Pharmaceuticals PLC	9,491	135,945
HSBC Holdings PLC (United Kingdom)	1,211,656	6,218,283
Imperial Brands PLC	54,193	1,320,093
Informa PLC	90,969	579,620
InterContinental Hotel Group PLC	11,597	623,115
Intertek Group PLC	9,882	414,096
J Sainsbury PLC	102,589	228,681
JD Sports Fashion PLC	149,635	167,208
Johnson Matthey PLC	11,275	250,134
Kingfisher PLC	118,472	297,653
Land Securities Group PLC	40,730	266,429
Legal & General Group PLC	363,004	971,131
Lloyds Banking Group PLC	4,200,024	2,017,137
London Stock Exchange Group PLC	19,815	1,717,605
M&G PLC	160,761	323,000
Melrose Industries PLC	254,398	341,048
Mondi PLC	26,775	449,069
Mondi PLC	3,073	52,571
National Grid PLC	219,567	2,392,210
NatWest Group PLC	322,851	869,337
Next PLC	7,858	444,180
NMC Health PLC (a)	2,259	45
Ocado Group PLC (a)	34,890	189,149
Pearson PLC	40,884	451,896
Persimmon PLC	18,672	279,440
Phoenix Group Holdings PLC	46,487	289,160
Prudential PLC	166,480	1,546,544
Reckitt Benckiser Group PLC	43,117	2,861,417
RELX PLC (London Stock Exchange)	115,553	3,103,811
Rentokil Initial PLC	151,528	945,551
Rio Tinto PLC	67,808	3,543,758
Rolls-Royce Holdings PLC (a)	519,976	466,348
Sage Group PLC	61,893	515,875
Schroders PLC	42,911	192,757
Segro PLC	74,413	669,894
Severn Trent PLC	14,544	417,477
Shell PLC (London)	448,816	12,432,925
Smith & Nephew PLC	52,962	625,847
Smiths Group PLC	23,351	417,885
Spirax-Sarco Engineering PLC	4,505	555,381
SSE PLC	65,296	1,166,897
St. James's Place PLC	33,860	413,546
Standard Chartered PLC (United Kingdom)	152,435	909,374
Taylor Wimpey PLC	203,827	219,210
Tesco PLC	457,570	1,130,145
Unilever PLC	153,985	6,999,289
United Utilities Group PLC	41,461	446,792
Vodafone Group PLC	1,481,977	1,730,064
Vodafone Group PLC sponsored ADR	13,592	160,522
Whitbread PLC	12,416	365,429
TOTAL UNITED KINGDOM		113,034,605
United States of America - 0.2%
360 DigiTech, Inc. ADR	6,415	65,176
Coca-Cola European Partners PLC	12,564	591,136
Legend Biotech Corp. ADR (a)	2,754	137,204
Li Auto, Inc. ADR (a)	32,701	445,388
NICE Ltd. sponsored ADR (a)	278	52,789
Southern Copper Corp.	5,011	235,367
Yum China Holdings, Inc.	25,919	1,071,751
TOTAL UNITED STATES OF AMERICA		2,598,811
TOTAL COMMON STOCKS (Cost $1,435,345,055)		1,204,088,723

Nonconvertible Preferred Stocks - 1.0%
	Shares	Value ($)
Brazil - 0.5%
Banco Bradesco SA (PN)	318,095	1,222,992
Braskem SA Class A	11,600	75,701
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	16,055	165,725
Companhia Energetica de Minas Gerais (CEMIG) (PN)	86,120	189,562
Gerdau SA	67,100	334,493
Itau Unibanco Holding SA	295,550	1,739,371
Itausa-Investimentos Itau SA (PN)	274,574	570,889
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	282,800	1,632,033
TOTAL BRAZIL		5,930,766
Chile - 0.0%
Sociedad Quimica y Minera de Chile SA (PN-B)	8,540	812,816
Colombia - 0.0%
Bancolombia SA (PN)	25,820	163,376
Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	4,406	325,261
Dr. Ing. h.c. F. Porsche AG Series F (a)	6,877	703,406
Henkel AG & Co. KGaA	10,682	672,951
Porsche Automobil Holding SE (Germany)	9,116	509,332
Sartorius AG (non-vtg.)	1,476	520,886
Volkswagen AG	11,257	1,440,912
TOTAL GERMANY		4,172,748
Korea (South) - 0.2%
AMOREPACIFIC Corp.	450	11,602
Hyundai Motor Co.	1,106	60,751
Hyundai Motor Co. Series 2	2,956	165,267
LG Chemical Ltd.	716	144,974
LG H & H Co. Ltd.	149	29,282
Samsung Electronics Co. Ltd.	49,749	1,857,763
TOTAL KOREA (SOUTH)		2,269,639
Russia - 0.0%
Surgutneftegas OJSC (c)	352,900	9,207
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $15,258,676)		13,358,552

Government Obligations - 0.4%
	Principal Amount (e)	Value ($)
United States of America - 0.4%
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (f) (Cost $4,885,784)	4,900,000	4,853,324

Money Market Funds - 4.6%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	47,486,913	47,496,410
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	11,110,689	11,111,800
TOTAL MONEY MARKET FUNDS (Cost $58,608,210)		58,608,210

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $1,514,097,725)	1,280,908,809
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(5,101,030)
NET ASSETS - 100.0%	1,275,807,779

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	428	Dec 2022	37,576,260	252,413	252,413
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	376	Dec 2022	16,047,680	(1,053,084)	(1,053,084)
TME S&P/TSX 60 Index Contracts (Canada)	28	Dec 2022	4,840,577	97,997	97,997

TOTAL FUTURES CONTRACTS					(702,674)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,459,066 or 2.2% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,023,918.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	35,973,953	355,604,810	344,082,353	388,789	-	-	47,496,410	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	6,771,783	67,184,295	62,844,278	47,501	-	-	11,111,800	0.0%
Total	42,745,736	422,789,105	406,926,631	436,290	-	-	58,608,210

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	69,110,724	28,000,617	40,999,653	110,454
Consumer Discretionary	130,365,276	56,081,839	74,275,895	7,542
Consumer Staples	110,354,284	48,073,883	62,275,634	4,767
Energy	80,648,147	45,287,141	35,212,753	148,253
Financials	254,836,061	165,464,296	89,325,116	46,649
Health Care	121,573,824	39,523,338	82,050,486	-
Industrials	151,928,567	86,274,475	65,654,092	-
Information Technology	132,441,542	73,463,471	58,978,071	-
Materials	98,897,016	63,707,567	35,096,153	93,296
Real Estate	26,643,887	22,201,617	4,426,515	15,755
Utilities	40,647,947	23,715,178	16,918,248	14,521

Government Obligations	4,853,324	-	4,853,324	-

Money Market Funds	58,608,210	58,608,210	-	-
Total Investments in Securities:	1,280,908,809	710,401,632	570,065,940	441,237
Derivative Instruments:

Assets
Futures Contracts	350,410	350,410	-	-
Total Assets	350,410	350,410	-	-

Liabilities
Futures Contracts	(1,053,084)	(1,053,084)	-	-
Total Liabilities	(1,053,084)	(1,053,084)	-	-
Total Derivative Instruments:	(702,674)	(702,674)	-	-

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$128,262
Net Realized Gain (Loss) on Investment Securities	(162,456)
Net Unrealized Gain (Loss) on Investment Securities	(15,312,421)
Cost of Purchases	1,640,657
Proceeds of Sales	(189,463)
Amortization/Accretion	-
Transfers into Level 3	14,431,782
Transfers out of Level 3	(95,124)
Ending Balance	$441,237
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(15,333,239)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	350,410	(1,053,084)
Total Equity Risk	350,410	(1,053,084)
Total Value of Derivatives	350,410	(1,053,084)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $10,581,560) - See accompanying schedule:
Unaffiliated issuers (cost $1,455,489,515)	$1,222,300,599
Fidelity Central Funds (cost $58,608,210)	58,608,210

Total Investment in Securities (cost $1,514,097,725)		$1,280,908,809
Foreign currency held at value (cost $2,268,418)		2,215,744
Receivable for investments sold		192,117
Receivable for fund shares sold		2,374,119
Dividends receivable		2,415,406
Reclaims receivable		1,762,463
Distributions receivable from Fidelity Central Funds		110,517
Total assets		1,289,979,175
Liabilities
Payable for investments purchased	$1,306
Payable for fund shares redeemed	1,284,151
Payable for daily variation margin on futures contracts	389,645
Deferred taxes	1,384,688
Other payables and accrued expenses	47
Collateral on securities loaned	11,111,559
Total Liabilities		14,171,396
Net Assets		$1,275,807,779
Net Assets consist of:
Paid in capital		$1,526,568,846
Total accumulated earnings (loss)		(250,761,067)
Net Assets		$1,275,807,779
Net Asset Value , offering price and redemption price per share ($1,275,807,779 ÷ 123,131,598 shares)		$10.36

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$41,540,238
Non-Cash dividends		2,831,647
Interest		30,412
Income from Fidelity Central Funds (including $47,501 from security lending)		436,290
Income before foreign taxes withheld		44,838,587
Less foreign taxes withheld		(4,095,874)
Total Income		40,742,713
Expenses
Independent trustees' fees and expenses	4,283
Total expenses before reductions	4,283
Expense reductions	(63)
Total expenses after reductions		4,220
Net Investment income (loss)		40,738,493
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $63,589)	(19,442,702)
Foreign currency transactions	(525,304)
Futures contracts	(11,861,291)
Total net realized gain (loss)		(31,829,297)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $139,893)	(379,349,969)
Assets and liabilities in foreign currencies	(263,279)
Futures contracts	(1,516,777)
Total change in net unrealized appreciation (depreciation)		(381,130,025)
Net gain (loss)		(412,959,322)
Net increase (decrease) in net assets resulting from operations		$(372,220,829)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,738,493	$24,595,144
Net realized gain (loss)	(31,829,297)	(4,206,679)
Change in net unrealized appreciation (depreciation)	(381,130,025)	160,024,832
Net increase (decrease) in net assets resulting from operations	(372,220,829)	180,413,297
Distributions to shareholders	(29,150,134)	(10,454,288)
Share transactions
Proceeds from sales of shares	735,487,480	773,112,753
Reinvestment of distributions	19,695,566	7,447,910
Cost of shares redeemed	(350,156,302)	(253,488,031)
Net increase (decrease) in net assets resulting from share transactions	405,026,744	527,072,632
Total increase (decrease) in net assets	3,655,781	697,031,641

Net Assets
Beginning of period	1,272,151,998	575,120,357
End of period	$1,275,807,779	$1,272,151,998

Other Information
Shares
Sold	60,059,205	56,476,027
Issued in reinvestment of distributions	1,491,705	587,374
Redeemed	(28,896,363)	(18,694,973)
Net increase (decrease)	32,654,547	38,368,428

Financial Highlights
Fidelity Flex® International Index Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.06	$11.04	$11.59	$10.60	$11.79
Income from Investment Operations
Net investment income (loss) A,B	.37	.35	.27	.37	.36
Net realized and unrealized gain (loss)	(3.76)	2.87	(.52)	.81	(1.35)
Total from investment operations	(3.39)	3.22	(.25)	1.18	(.99)
Distributions from net investment income	(.31)	(.20)	(.30)	(.19)	(.15)
Distributions from net realized gain	-	-	-	-	(.05)
Total distributions	(.31)	(.20)	(.30)	(.19)	(.20)
Net asset value, end of period	$10.36	$14.06	$11.04	$11.59	$10.60
Total Return C	(24.60)%	29.31%	(2.24)%	11.40%	(8.53)%
Ratios to Average Net Assets B,D,E
Expenses before reductions F	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	3.10%	2.56%	2.46%	3.35%	3.13%
Supplemental Data
Net assets, end of period (000 omitted)	$1,275,808	$1,272,152	$575,120	$378,587	$244,871
Portfolio turnover rate G	4%	5%	4%	4%	4% H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount represents less than .005%.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Flex International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$94,882,136
Gross unrealized depreciation	(338,490,606)
Net unrealized appreciation (depreciation)	$(243,608,470)
Tax Cost	$1,524,615,276

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$30,272,081
Capital loss carryforward	$(35,768,547)
Net unrealized appreciation (depreciation) on securities and other investments	$(243,879,914)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(11,746,000)
Long-term	(24,022,547)
Total capital loss carryforward	$(35,768,547)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$29,150,134	$10,454,288

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex International Index Fund	436,770,833	51,874,692
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Flex International Index Fund	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $63.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Flex International Index Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Flex International Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity Flex® International Index Fund	-%- D
Actual		$ 1,000	$ 862.60	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund designates 73% and 75% of the dividends distributed on December 3, 2021 and December 28, 2021, respectively, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3255 and $0.0283 for the dividend paid December 6, 2021.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex International Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided . The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

At its September 2022 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective October 1, 2022) that reduced the sub-advisory fee rate that FMR pays to Geode.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

1.9881635.105
ZEI-ANN-1222
Fidelity® SAI Emerging Markets Index Fund

Annual Report
October 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI Emerging Markets Index Fund	-30.89%	-3.34%	3.59%

A     From January 05, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Index Fund, on January 05, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

21,000
20,000
18,000
16,000
14,000
12,000
10,000
$9,600
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$12,718 Fidelity® SAI Emerging Markets Index Fund
$13,008 MSCI Emerging Markets Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2022, the fund returned -30.89%, roughly in line with the -31.01% result of the benchmark MSCI Emerging Markets (Net MA) index. (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, as well as by required local capital gains tax.) By sector, stocks in the consumer discretionary sector returned roughly -47% and detracted most, followed by information technology, which returned -35%. Communication services returned roughly -46%, hampered by the media & entertainment industry (-58%). Financials detracted -14%, especially in the banks industry (-9%). Materials (-22%) and health care (-37%), especially in the pharmaceuticals, biotechnology & life sciences industry (-41%), hampered results. Consumer staples detracted about -21%, hurt by the food, beverage & tobacco industry (-22%). The energy sector (-18%) also detracted. Industrials (-17%) real estate (-40%), and utilities (-5%) also hurt. Turning to individual stocks, the biggest individual detractor was Taiwan Semiconductor (-42%), from the semiconductors & semiconductor equipment category. In retailing, Alibaba Group Holding (-63%) and Meituan (-54%) hurt. Tencent Holdings, within the media & entertainment group, returned approximately -56% and hindered the fund. Another detractor was Samsung Electronics (-29%), a stock in the technology hardware & equipment segment. Conversely, the biggest individual contributor was Petroleo Brasileiro (+101%), also known as Petrobras, from the energy sector. In materials, Saudi Arabian Mining Company (+105%) and Vale (+12%) helped. Itau Unibanco Holding, within the banks industry, advanced about 46% and lifted the fund. Another contributor was Adani Total Gas (+127%), a stock in the utilities sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	5.3
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.9
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	2.1
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.7
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.3
Infosys Ltd. (India, IT Services)	1.1
ICICI Bank Ltd. (India, Banks)	1.0
Vale SA (Brazil, Metals & Mining)	0.9
Housing Development Finance Corp. Ltd. (India, Diversified Financial Services)	0.9
20.8

Market Sectors (% of Fund's net assets)

Financials	23.8
Information Technology	18.5
Consumer Discretionary	12.0
Materials	8.5
Communication Services	8.3
Consumer Staples	7.2
Industrials	6.1
Energy	6.1
Health Care	4.0
Utilities	3.5
Real Estate	1.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 99%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value ($)
Bermuda - 0.5%
Alibaba Health Information Technology Ltd. (a)	2,499,000	1,056,949
Alibaba Pictures Group Ltd. (a)	6,450,000	238,291
Beijing Enterprises Water Group Ltd.	2,132,000	448,147
China Gas Holdings Ltd.	1,576,500	1,397,825
China Resource Gas Group Ltd.	485,200	1,242,415
China Ruyi Holdings Ltd. (a)	2,456,000	384,843
Cosco Shipping Ports Ltd.	970,473	478,458
Credicorp Ltd. (United States)	37,869	5,542,507
Hopson Development Holdings Ltd.	412,100	330,745
Kunlun Energy Co. Ltd.	2,051,000	1,225,429
Nine Dragons Paper (Holdings) Ltd.	852,000	504,710
Orient Overseas International Ltd.	70,000	1,022,848
Shenzhen International Holdings Ltd.	637,019	428,485
TOTAL BERMUDA		14,301,652
Brazil - 4.7%
Ambev SA	2,491,798	7,718,279
Americanas SA	335,746	1,010,065
Atacadao SA	257,900	971,587
B3 SA - Brasil Bolsa Balcao	3,222,540	9,382,829
Banco Bradesco SA	837,712	2,698,582
Banco BTG Pactual SA unit	624,700	3,499,916
Banco do Brasil SA	456,805	3,273,821
Banco Santander SA (Brasil) unit	200,800	1,157,647
BB Seguridade Participacoes SA	370,958	2,132,174
BRF SA (a)	316,050	768,481
CCR SA	652,812	1,637,875
Centrais Eletricas Brasileiras SA (Electrobras)	562,397	5,424,183
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	180,400	2,098,933
Companhia Siderurgica Nacional SA (CSN)	352,800	838,715
Cosan SA	646,824	2,111,209
CPFL Energia SA	122,900	842,729
Energisa SA unit	103,600	972,522
ENGIE Brasil Energia SA	104,120	810,707
Equatorial Energia SA	536,000	3,116,074
Hapvida Participacoes e Investimentos SA (b)	2,454,443	3,706,254
Hypera SA	217,900	2,143,355
JBS SA	414,500	2,002,888
Klabin SA unit	402,500	1,684,648
Localiza Rent a Car SA	1,224	16,715
Localiza Rent a Car SA	391,376	5,344,626
Lojas Renner SA	520,101	3,111,242
Magazine Luiza SA	1,601,708	1,386,049
Natura & Co. Holding SA (a)	474,526	1,373,374
Petro Rio SA (a)	371,800	2,547,285
Petroleo Brasileiro SA - Petrobras (ON)	2,009,308	12,937,680
Raia Drogasil SA	563,600	2,870,645
Rede D'Oregon Sao Luiz SA (b)	214,300	1,334,630
Rumo SA	685,600	2,938,570
Suzano Papel e Celulose SA	398,312	4,102,255
Telefonica Brasil SA	264,600	2,116,083
TIM SA	442,500	1,130,771
Totvs SA	278,100	1,785,267
Ultrapar Participacoes SA	386,438	1,003,220
Vale SA	2,114,173	27,475,449
Vibra Energia SA	614,249	2,170,176
Weg SA	884,580	6,897,857
TOTAL BRAZIL		140,545,367
British Virgin Islands - 0.0%
VK Co. Ltd. unit (a)(c)	41,654	18,557
Cayman Islands - 13.8%
3SBio, Inc. (b)	741,000	522,971
AAC Technology Holdings, Inc. (a)	378,133	692,657
Airtac International Group	73,926	1,696,076
Alibaba Group Holding Ltd. (a)	8,026,216	62,403,081
Anta Sports Products Ltd.	644,600	5,666,163
Autohome, Inc. ADR Class A	39,725	1,037,617
Baidu, Inc. Class A (a)	1,165,474	11,173,404
BeiGene Ltd. ADR (a)(d)	24,898	4,205,023
Bilibili, Inc. Class Z (a)	97,441	868,335
Bosideng International Holdings Ltd.	1,698,000	733,309
Chailease Holding Co. Ltd.	726,078	3,354,177
China Conch Venture Holdings Ltd.	869,600	1,282,856
China Feihe Ltd. (b)	1,868,000	1,075,635
China Hongqiao Group Ltd.	1,212,200	860,160
China Huishan Dairy Holdings Co. Ltd. (a)(c)	2,302,000	3
China Liansu Group Holdings Ltd.	575,000	466,613
China Literature Ltd. (a)(b)	216,100	582,257
China Medical System Holdings Ltd.	704,000	768,605
China Meidong Auto Holding Ltd.	296,000	389,154
China Mengniu Dairy Co. Ltd.	1,669,000	5,347,417
China Overseas Property Holdings Ltd.	690,000	434,236
China Resources Cement Holdings Ltd.	1,274,000	460,933
China Resources Land Ltd.	1,696,812	5,317,635
China Resources Microelectronics Ltd. (A Shares)	36,146	250,744
China Resources Mixc Lifestyle Services Ltd. (b)	361,600	1,059,512
China State Construction International Holdings Ltd.	1,059,500	952,918
ChinaSoft International Ltd.	1,450,000	960,552
CIFI Holdings Group Co. Ltd. (c)(d)	2,190,446	145,106
Country Garden Holdings Co. Ltd.	4,298,662	553,101
Country Garden Services Holdings Co. Ltd.	1,069,000	934,225
Dali Foods Group Co. Ltd. (b)	1,025,300	421,894
Daqo New Energy Corp. ADR (a)	31,389	1,380,802
Dongyue Group Co. Ltd.	763,000	662,916
ENN Energy Holdings Ltd.	417,543	4,151,680
GDS Holdings Ltd. Class A (a)	463,752	517,617
Geely Automobile Holdings Ltd.	3,177,517	3,416,489
Genscript Biotech Corp. (a)	606,000	1,531,666
Greentown China Holdings Ltd.	463,500	441,083
Greentown Service Group Co. Ltd.	766,000	314,220
H World Group Ltd. ADR	101,925	2,760,129
Haidilao International Holding Ltd. (a)(b)(d)	587,000	871,940
Haitian International Holdings Ltd.	332,000	664,876
Hansoh Pharmaceutical Group Co. Ltd. (b)	622,000	960,379
Hengan International Group Co. Ltd.	331,900	1,287,491
HUTCHMED China Ltd. sponsored ADR (a)(d)	45,554	402,697
Hygeia Healthcare Holdings Co. (a)(b)	177,800	770,124
Innovent Biologics, Inc. (a)(b)	541,000	1,915,984
iQIYI, Inc. ADR (a)(d)	180,440	364,489
JD Health International, Inc. (a)(b)	590,050	3,236,024
JD.com, Inc. Class A	1,140,200	20,763,635
Jinxin Fertility Group Ltd. (b)	777,500	383,320
Jiumaojiu International Holdings Ltd. (b)(d)	381,000	597,978
JOYY, Inc. ADR	24,561	619,674
Kanzhun Ltd. ADR (a)	96,311	1,052,679
KE Holdings, Inc. ADR (a)	352,178	3,585,172
Kingboard Chemical Holdings Ltd.	351,400	866,676
Kingboard Laminates Holdings Ltd.	488,500	390,195
Kingdee International Software Group Co. Ltd. (a)	1,377,000	2,252,416
Kingsoft Corp. Ltd.	506,200	1,531,565
Kuaishou Technology Class B (a)(b)	923,900	3,801,694
Li Ning Co. Ltd.	1,243,500	6,431,637
Longfor Properties Co. Ltd. (b)	964,700	1,228,972
Lufax Holding Ltd. ADR	363,417	577,833
Meituan Class B (a)(b)	2,328,500	37,280,556
Microport Scientific Corp. (a)(d)	334,700	706,952
Ming Yuan Cloud Group Holdings Ltd.	365,000	167,861
Minth Group Ltd.	400,000	789,844
NetEase, Inc.	1,095,820	12,158,401
New Oriental Education & Technology Group, Inc. (a)	804,010	1,882,710
NIO, Inc. sponsored ADR (a)	723,964	7,000,732
Parade Technologies Ltd.	41,000	774,137
Pinduoduo, Inc. ADR (a)	267,383	14,660,610
Ping An Healthcare and Technology Co. Ltd. (a)(b)(d)	266,100	490,866
Pop Mart International Group Ltd. (b)(d)	293,800	380,273
RLX Technology, Inc. ADR (a)(d)	249,572	311,965
Sany Heavy Equipment International Holdings Co. Ltd.	550,000	451,230
Seazen Group Ltd. (a)	1,050,000	168,543
Shenzhou International Group Holdings Ltd.	436,200	3,028,538
Silergy Corp.	170,000	1,971,228
Sino Biopharmaceutical Ltd.	5,439,750	2,640,302
Smoore International Holdings Ltd. (b)(d)	952,000	1,012,682
Sunny Optical Technology Group Co. Ltd.	376,500	3,263,945
TAL Education Group ADR (a)	238,745	1,124,489
Tencent Holdings Ltd.	3,302,600	86,781,740
Tencent Music Entertainment Group ADR (a)	376,532	1,359,281
Tingyi (Cayman Islands) Holding Corp.	1,031,000	1,612,897
Tongcheng Travel Holdings Ltd. (a)	637,200	993,589
Topsports International Holdings Ltd. (b)	953,000	480,770
Trip.com Group Ltd. ADR (a)	288,093	6,519,545
Uni-President China Holdings Ltd.	657,000	485,448
Vinda International Holdings Ltd.	187,000	350,670
Vipshop Holdings Ltd. ADR (a)	229,538	1,599,880
Want Want China Holdings Ltd.	2,492,418	1,638,401
Weibo Corp. sponsored ADR (a)	37,421	423,606
Wuxi Biologics (Cayman), Inc. (a)(b)	1,894,000	8,522,323
Xiaomi Corp. Class B (a)(b)	8,069,800	9,057,084
Xinyi Solar Holdings Ltd.	2,575,538	2,555,966
XPeng, Inc. ADR (a)(d)	223,615	1,480,331
XTEP International Holdings Ltd.	689,500	632,436
Yadea Group Holdings Ltd. (b)	642,000	979,809
Yihai International Holding Ltd.	246,000	404,900
Zai Lab Ltd. ADR (a)	46,501	1,036,042
Zhen Ding Technology Holding Ltd.	353,000	1,160,104
Zhongsheng Group Holdings Ltd. Class H	315,100	1,196,229
ZTO Express, Inc. sponsored ADR	222,548	3,758,836
TOTAL CAYMAN ISLANDS		407,646,172
Chile - 0.4%
Banco de Chile	24,227,778	2,215,808
Banco de Credito e Inversiones	29,210	813,917
Banco Santander Chile	35,251,821	1,262,863
Cencosud SA	746,665	1,005,050
Compania Cervecerias Unidas SA	67,880	372,315
Compania Sud Americana de Vapores SA	8,194,487	568,881
Empresas CMPC SA	604,526	959,168
Empresas COPEC SA	208,746	1,438,544
Enel Americas SA	11,395,904	1,129,082
Enel Chile SA	14,942,235	525,789
Falabella SA	401,422	784,890
TOTAL CHILE		11,076,307
China - 11.3%
360 Security Technology, Inc. (A Shares)	247,800	240,237
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	73,800	146,430
A-Living Smart City Services C (H Shares) (b)	340,500	193,031
Advanced Micro-Fabrication Equipment, Inc., China (A Shares) (a)	19,979	303,642
AECC Aero-Engine Control Co. Ltd. (A Shares)	45,300	186,090
AECC Aviation Power Co. Ltd.	88,000	586,112
Agricultural Bank of China Ltd.:
(A Shares)	1,571,500	593,920
(H Shares)	16,955,297	4,839,610
Aier Eye Hospital Group Co. Ltd. (A Shares)	230,031	778,015
Air China Ltd.:
(A Shares) (a)	199,600	264,297
(H Shares) (a)	978,000	680,270
Aluminum Corp. of China Ltd.:
(A shares)	332,300	175,640
(H Shares)	2,118,000	603,803
Amlogic Shanghai Co. Ltd. (A Shares) (a)	13,375	105,053
Angel Yeast Co. Ltd. (A Shares)	26,600	131,782
Anhui Conch Cement Co. Ltd.:
(A Shares)	159,100	528,961
(H Shares)	592,900	1,525,747
Anhui Gujing Distillery Co. Ltd.:
(A Shares)	17,200	464,121
(B Shares)	28,657	337,803
Anhui Honglu Steel Construction Group Co. Ltd.	21,190	98,886
Anhui Kouzi Distillery Co. Ltd. (A Shares)	19,100	105,924
Anhui Yingjia Distillery Co. Ltd. (A Shares)	21,500	138,664
Anjoy Foods Group Co. Ltd. (A Shares)	10,000	183,941
Apeloa Pharmaceutical Co. Ltd. A Shares	40,200	114,607
Asia - Potash International Investment Guangzhou Co. Ltd. (A Shares) (a)	20,700	72,280
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	11,360	222,739
Avary Holding Shenzhen Co. Ltd. (A Shares)	63,700	259,496
AVIC Capital Co. Ltd. (A Shares)	335,900	139,366
AVIC Electromechanical Systems Co. Ltd. (A Shares)	134,200	215,002
AviChina Industry & Technology Co. Ltd. (H Shares)	1,266,000	554,807
Avicopter PLC (A Shares)	20,400	122,631
Bank of Beijing Co. Ltd. (A Shares)	732,425	405,181
Bank of Changsha Co. Ltd. (A Shares)	121,900	107,496
Bank of Chengdu Co. Ltd. (A Shares)	115,700	215,782
Bank of China Ltd. (H Shares)	43,461,464	13,997,957
Bank of Communications Co. Ltd.:
(A Shares)	947,800	577,539
(H Shares)	4,951,176	2,415,777
Bank of Hangzhou Co. Ltd. (A Shares)	200,200	331,981
Bank of Jiangsu Co. Ltd. (A Shares)	498,343	472,214
Bank of Nanjing Co. Ltd. (A Shares)	347,100	490,500
Bank of Ningbo Co. Ltd. (A Shares)	218,420	710,630
Bank of Shanghai Co. Ltd. (A Shares)	510,980	390,430
Baoshan Iron & Steel Co. Ltd. (A Shares)	754,500	496,946
BBMG Corp. (A Shares)	263,000	83,911
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	987,000	534,387
Beijing Dabeinong Technology Group Co. Ltd. (A Shares) (a)	134,600	168,828
Beijing Easpring Material Technology Co. Ltd. (A Shares)	16,700	134,896
Beijing Enlight Media Co. Ltd. (A Shares)	93,800	86,442
Beijing Kingsoft Office Software, Inc. (A Shares)	15,256	607,365
Beijing New Building Materials PLC (A Shares)	58,700	159,392
Beijing Originwater Technology Co. Ltd. (A Shares)	146,000	94,163
Beijing Roborock Technology Co. Ltd. (A Shares)	3,042	97,897
Beijing Shiji Information Technology Co. Ltd. (A Shares)	45,416	78,607
Beijing Shunxin Agriculture Co. Ltd.	23,500	65,838
Beijing Sinnet Technology Co. Ltd. (A Shares)	56,800	67,355
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	52,488	148,561
Beijing Tongrentang Co. Ltd. (A Shares)	45,700	305,067
Beijing United Information Technology Co. Ltd. (A Shares)	16,510	280,332
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	19,880	341,691
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. (A Shares)	7,400	116,347
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	1,356,400	828,376
Betta Pharmaceuticals Co. Ltd. (A Shares)	13,600	85,125
BGI Genomics Co. Ltd.	14,300	108,617
Bloomage Biotechnology Corp. Ltd. (A Shares)	10,559	153,247
BOC International China Co. Ltd.	83,900	120,745
BOE Technology Group Co. Ltd. (A Shares)	1,225,200	560,348
BTG Hotels Group Co. Ltd.	36,100	107,417
By-Health Co. Ltd. (A Shares)	67,800	162,655
BYD Co. Ltd.:
(A Shares)	57,700	1,948,932
(H Shares)	434,300	9,721,008
Caitong Securities Co. Ltd.	149,600	146,468
CanSino Biologics, Inc.:
(A Shares)	7,445	193,340
(H Shares) (b)(d)	30,800	286,433
CECEP Solar Energy Co. Ltd. (A Shares)	118,600	109,783
CECEP Wind-Power Corp. (A Shares)	179,000	104,906
CGN Power Co. Ltd. (H Shares) (b)	5,179,447	1,049,132
Chacha Food Co. Ltd. (A Shares)	9,700	58,682
Changchun High & New Technology Industry Group, Inc. (A Shares)	13,200	292,634
Changjiang Securities Co. Ltd. (A Shares)	217,600	155,239
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	9,600	160,953
Chaozhou Three-Circle Group Co. (A Shares)	63,700	247,721
Chengtun Mining Group Co. Ltd. (A Shares)	87,400	66,302
Chengxin Lithium Group Co. Ltd. (A Shares)	28,000	165,710
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)	54,700	140,965
China Baoan Group Co. Ltd. (A Shares)	84,100	133,125
China Cinda Asset Management Co. Ltd. (H Shares)	4,403,000	409,469
China CITIC Bank Corp. Ltd. (H Shares)	4,644,051	1,751,211
China Coal Energy Co. Ltd. (H Shares)	1,072,000	789,355
China Communications Services Corp. Ltd. (H Shares)	1,220,000	340,372
China Construction Bank Corp. (H Shares)	51,183,000	27,162,227
China CSSC Holdings Ltd. (A Shares)	147,500	535,637
China Eastern Airlines Corp. Ltd. (A Shares) (a)	330,800	217,426
China Energy Engineering Corp. Ltd. (A Shares)	1,160,600	363,934
China Everbright Bank Co. Ltd.:
(A Shares)	1,598,300	595,294
(H Shares)	1,084,000	280,334
China Galaxy Securities Co. Ltd.:
(A Shares)	84,200	103,882
(H Shares)	1,910,000	715,369
China Great Wall Securities Co. Ltd. (A Shares)	117,000	129,450
China Greatwall Technology Group Co. Ltd. (A Shares)	107,100	163,519
China International Capital Corp. Ltd.	61,100	289,817
China International Capital Corp. Ltd. (H Shares) (b)	690,200	960,168
China Jushi Co. Ltd. (A Shares)	132,814	212,782
China Life Insurance Co. Ltd.:
(A Shares)	109,000	397,020
(H Shares)	3,839,747	4,187,082
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,751,000	2,000,913
China Meheco Co. Ltd. (A Shares)	45,000	77,764
China Merchants Bank Co. Ltd.:
(A Shares)	571,000	2,097,005
(H Shares)	2,145,421	7,051,507
China Merchants Energy Shipping Co. Ltd. (A Shares)	267,800	255,592
China Merchants Securities Co. Ltd. (A Shares)	249,650	427,313
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	260,000	466,746
China Minmetals Rare Earth Co. Ltd. (A Shares) (a)	31,500	124,397
China Minsheng Banking Corp. Ltd.:
(A Shares)	1,192,400	538,816
(H Shares)	3,122,561	906,975
China National Building Materials Co. Ltd. (H Shares)	2,042,000	1,186,234
China National Chemical Engineering Co. Ltd. (A Shares)	198,108	191,790
China National Nuclear Power Co. Ltd. (A Shares)	615,000	507,805
China Northern Rare Earth Group High-Tech Co. Ltd.	118,800	393,674
China Oilfield Services Ltd. (H Shares)	940,000	1,058,595
China Pacific Insurance (Group) Co. Ltd.	113,200	294,978
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,537,828	2,480,226
China Petroleum & Chemical Corp.:
(A Shares)	1,042,900	581,222
(H Shares)	13,376,704	5,301,542
China Railway Group Ltd.:
(A Shares)	692,500	473,178
(H Shares)	2,132,000	926,171
China Railway Signal & Communications Corp. (A Shares)	265,870	164,920
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	30,200	225,542
China Shenhua Energy Co. Ltd.:
(A Shares)	226,285	868,527
(H Shares)	1,752,202	4,609,501
China Southern Airlines Ltd.:
(A Shares) (a)	429,200	379,662
(H Shares) (a)	788,000	406,566
China State Construction Engineering Corp. Ltd. (A Shares)	1,380,340	897,810
China Suntien Green Energy Corp. Ltd. (H Shares)	901,000	342,051
China Three Gorges Renewables Group Co. Ltd. (A Shares)	960,600	732,660
China Tourism Group Duty Free Corp. Ltd. (A Shares)	63,600	1,396,554
China Tower Corp. Ltd. (H Shares) (b)	23,157,000	2,094,548
China United Network Communications Ltd. (A Shares)	1,062,300	488,755
China Vanke Co. Ltd.:
(A Shares)	361,000	668,326
(H Shares)	824,300	1,058,511
China Yangtze Power Co. Ltd. (A Shares)	742,200	2,059,041
China Zhenhua (Group) Science & Technology Co. Ltd. (A Shares)	17,100	315,756
China Zheshang Bank Co. Ltd. (a)	619,500	234,129
Chongqing Brewery Co. Ltd. (A Shares)	16,100	192,726
Chongqing Changan Automobile Co. Ltd. (A Shares)	271,474	419,688
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	27,200	83,840
Chongqing Rural Commercial Bank Co. Ltd. (A Shares)	355,500	169,891
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	52,300	611,595
CITIC Securities Co. Ltd.:
(A Shares)	359,700	847,668
(H Shares)	1,119,590	1,674,468
Cmoc Group Ltd.:
(A Shares)	598,400	340,051
(H Shares)	1,750,000	564,038
CNGR Advanced Material Co. Ltd.	13,600	134,326
CNNC Hua Yuan Titanium Dioxide Co. Ltd. (A Shares)	95,990	87,803
Contemporary Amperex Technology Co. Ltd.	75,500	3,854,967
COSCO Shipping Development Co. Ltd. (A Shares)	309,600	103,442
COSCO Shipping Energy Transportation Co. Ltd. (A Shares) (a)	114,000	263,969
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares)	384,420	591,140
(H Shares)	1,683,800	1,816,869
CRRC Corp. Ltd.:
(A Shares)	916,900	596,376
(H Shares)	1,807,000	547,879
CSC Financial Co. Ltd. (A Shares)	142,800	461,667
Daan Gene Co. Ltd.	47,468	116,218
Daqin Railway Co. Ltd. (A Shares)	497,000	436,234
DaShenLin Pharmaceutical Group Co. Ltd.	30,528	152,370
DHC Software Co. Ltd. (A Shares)	101,700	85,923
Do-Fluoride New Materials Co. Ltd. (A Shares)	24,900	106,209
Dong-E-E-Jiao Co. Ltd. (A Shares)	21,000	107,949
Dongfang Electric Corp. Ltd. (A Shares)	90,400	287,308
Dongfeng Motor Group Co. Ltd. (H Shares)	1,455,000	658,023
Dongxing Securities Co. Ltd. (A Shares)	101,500	107,992
East Money Information Co. Ltd. (A Shares)	429,440	917,931
Ecovacs Robotics Co. Ltd. Class A	18,400	146,890
ENN Natural Gas Co. Ltd. (A Shares)	82,000	173,816
Eve Energy Co. Ltd. (A shares)	61,874	703,558
Everbright Securities Co. Ltd. (A Shares)	127,858	245,460
Fangda Carbon New Material Co. Ltd. (A Shares) (a)	148,448	122,167
FAW Jiefang Group Co. Ltd. (A Shares)	96,100	91,588
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)	32,900	62,080
First Capital Securities Co. Ltd. (A Shares)	140,500	106,776
Flat Glass Group Co. Ltd.	224,000	524,497
Flat Glass Group Co. Ltd. (A Shares) (a)	53,600	251,747
Focus Media Information Technology Co. Ltd. (A Shares)	493,040	302,458
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	126,864	1,036,745
Founder Securities Co. Ltd. (A Shares)	283,100	245,385
Foxconn Industrial Internet Co. Ltd. (A Shares)	333,097	374,015
Fujian Sunner Development Co. Ltd. A Shares	38,000	114,267
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	52,300	239,410
(H Shares) (b)	329,600	1,181,994
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	2,300	80,200
Ganfeng Lithium Group Co. Ltd. (A Shares)	60,440	653,983
GCL System Integration Technology Co. Ltd. (a)	166,200	74,419
GD Power Development Co. Ltd. (A Shares) (a)	595,700	356,462
GEM Co. Ltd. (A Shares)	153,300	156,178
Gemdale Corp. (A Shares)	150,900	161,585
GF Securities Co. Ltd.:
(A Shares)	249,400	465,476
(H Shares)	434,628	442,399
Giant Network Group Co. Ltd. (A Shares)	69,800	73,978
Gigadevice Semiconductor Beijing, Inc. (A Shares)	21,560	242,882
Ginlong Technologies Co. Ltd. (A Shares)	12,100	309,504
GoerTek, Inc. (A Shares)	111,500	331,008
Gotion High-tech Co. Ltd. (A Shares)	55,000	226,314
Great Wall Motor Co. Ltd.:
(A Shares)	103,700	414,067
(H Shares)	1,534,500	1,675,319
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	96,000	376,880
GRG Banking Equipment Co. Ltd. (A Shares)	78,900	101,773
Guangdong Haid Group Co. Ltd. (A Shares)	55,300	437,302
Guangdong Kinlong Hardware Products Co. Ltd. (A Shares)	10,500	113,901
Guanghui Energy Co. Ltd. (A Shares)	213,600	300,676
Guangzhou Automobile Group Co. Ltd.	190,400	295,394
Guangzhou Automobile Group Co. Ltd. (H Shares)	1,454,200	885,527
Guangzhou Baiyunshan Pharma Health (A Shares)	52,400	193,660
Guangzhou Haige Communications Group (A Shares)	70,200	81,227
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	14,900	154,164
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	23,700	211,138
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	63,200	367,799
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)	129,431	98,718
Guolian Securities Co. Ltd.	80,900	103,577
Guosen Securities Co. Ltd. (A Shares)	226,400	267,232
Guotai Junan Securities Co. Ltd. (A Shares)	257,000	465,232
Guoyuan Securities Co. Ltd. (A Shares)	143,970	123,213
Haier Smart Home Co. Ltd.	1,267,600	3,171,564
Haier Smart Home Co. Ltd. (A Shares)	144,700	412,132
Haitong Securities Co. Ltd.:
(A Shares)	353,900	409,004
(H Shares)	1,340,800	655,911
Hangzhou First Applied Material Co. Ltd. (A Shares)	43,652	382,909
Hangzhou Lion Electronics Co. Ltd. (A Shares)	22,100	129,582
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	33,500	193,076
Hangzhou Robam Appliances Co. Ltd. (A Shares)	34,400	96,564
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	45,700	196,495
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)	18,000	205,439
(H Shares) (b)	50,100	340,504
Heilongjiang Agriculture Co. Ltd. (A Shares)	54,200	102,420
Henan Shenhuo Coal & Power Co. Ltd. (A Shares)	73,200	140,629
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	117,300	365,895
Hengli Petrochemical Co. Ltd. (A Shares)	195,220	410,067
Hengtong Optic-electric Co. Ltd. (A Shares)	77,400	206,141
Hengyi Petrochemical Co. Ltd. (A Shares)	120,280	110,350
Hesteel Co. Ltd. (A Shares)	355,500	105,634
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	17,900	208,489
Hongfa Technology Co. Ltd. (A Shares)	35,880	168,569
Hoshine Silicon Industry Co. Ltd. (A Shares)	16,000	209,670
Huadian Power International Corp. Ltd. (A Shares)	277,200	206,109
Huadong Medicine Co. Ltd. (A Shares)	58,900	330,112
Huafon Chemical Co. Ltd. (A Shares)	186,900	170,447
Huagong Tech Co. Ltd. (A Shares)	32,800	75,320
Huaibei Mining Holdings Co. Ltd. (A Shares)	82,100	146,485
Hualan Biological Engineer, Inc. (A Shares)	61,070	148,266
Huaneng Power International, Inc.:
(A Shares) (a)	286,000	262,389
(H Shares) (a)	2,100,186	751,820
Huatai Securities Co. Ltd.:
(A Shares)	148,000	242,583
(H Shares) (b)	892,200	874,054
HUAXI Securities Co. Ltd.	80,700	81,110
Huaxia Bank Co. Ltd. (A Shares)	463,058	303,722
Huaxin Cement Co. Ltd. (A Shares)	51,900	95,373
Huayu Automotive Systems Co. Ltd. (A Shares)	107,800	247,546
Hubei Xingfa Chemicals Group Co. Ltd. (A Shares)	36,400	140,907
Huizhou Desay SV Automotive Co. Ltd.	18,100	256,769
Humanwell Healthcare Group Co. Ltd. (A Shares)	52,500	143,994
Hunan Valin Steel Co. Ltd. (A Shares)	221,600	121,376
Hundsun Technologies, Inc. (A Shares)	63,419	361,953
iFlytek Co. Ltd. (A Shares)	76,900	368,868
IMEIK Technology Development Co. Ltd. (A Shares)	5,900	340,125
Industrial & Commercial Bank of China Ltd.:
(A Shares)	468,200	266,063
(H Shares)	31,803,000	13,807,764
Industrial Bank Co. Ltd. (A Shares)	683,000	1,405,673
Industrial Securities Co. Ltd. (A Shares) (a)	233,870	174,532
Ingenic Semiconductor Co. Ltd. (A Shares)	15,800	147,033
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	210,900	728,904
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares)	1,503,100	362,247
Inner Mongolia Dian Tou Energy Corp. Ltd.	64,000	108,231
Inner Mongolia Eerduosi Resourses Co. Ltd. (A Shares)	38,500	73,385
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	273,200	145,150
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)	452,390	639,679
Inner Mongolia Yuan Xing Energy Co. Ltd. (A Shares)	114,700	101,304
Inspur Electronic Information Industry Co. Ltd. (A Shares)	46,072	145,227
Intco Medical Technology Co. Ltd. (A Shares)	23,080	67,379
JA Solar Technology Co. Ltd. (A Shares)	76,860	657,787
Jafron Biomedical Co. Ltd. (A Shares)	25,740	111,660
Jason Furniture Hangzhou Co. Ltd. (A Shares)	26,520	109,306
JCET Group Co. Ltd. (A Shares)	57,900	190,915
Jiangsu Eastern Shenghong Co. Ltd.	130,700	219,059
Jiangsu Expressway Co. Ltd. (H Shares)	552,000	388,878
Jiangsu Hengli Hydraulic Co. Ltd.	44,476	335,995
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	209,658	1,154,097
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	43,000	220,096
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	49,600	887,352
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	9,900	125,246
Jiangsu Yoke Technology Co. Ltd. (A Shares)	15,000	120,774
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	35,000	156,000
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	112,500	338,444
Jiangxi Copper Co. Ltd.:
(A Shares)	43,300	91,309
(H Shares)	582,000	636,151
Jiangxi Special Electric Motor Co. Ltd. (A Shares) (a)	56,200	146,832
Jiangxi Zhengbang Technology Co. Ltd. (A Shares) (a)	102,100	48,933
Jinke Properties Group Co. Ltd. (A Shares) (a)	177,100	42,924
JiuGui Liquor Co. Ltd. (A Shares)	11,000	153,713
Jizhong Energy Resources Co. Ltd. (A Shares)	119,100	99,156
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	56,200	89,961
Joinn Laboratories China Co. Ltd. (A Shares)	15,296	119,785
Jointown Pharmaceutical Group (A Shares)	56,600	97,344
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)	25,700	95,369
Juewei Food Co. Ltd.	19,600	127,135
Kangmei Pharmaceutical Co. Ltd. rights (a)(c)	18,271	0
Keda Industrial Group Co. Ltd.	63,200	134,744
Kingfa Sci & Tech Co. Ltd. (A Shares)	83,000	110,017
Kuang-Chi Technologies Co. Ltd. (A Shares) (a)	71,800	170,089
Kunlun Tech Co. Ltd. (A Shares)	39,600	70,547
Kweichow Moutai Co. Ltd. (A Shares)	40,700	7,488,654
Lb Group Co. Ltd. (A Shares)	81,900	172,370
Lens Technology Co. Ltd. (A Shares)	164,700	224,625
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	63,700	220,594
Liaoning Port Co. Ltd. (A Shares)	718,900	156,520
Lingyi iTech Guangdong Co. (A Shares) (a)	234,200	151,689
Livzon Pharmaceutical Group, Inc. (A Shares)	18,200	88,048
LONGi Green Energy Technology Co. Ltd.	245,599	1,613,584
Luoyang Xinqianglian Slewing Bearing Co. Ltd. (A Shares)	11,050	105,644
Luxi Chemical Group Co. Ltd.	61,500	95,666
Luxshare Precision Industry Co. Ltd. (A Shares)	230,424	899,243
Luzhou Laojiao Co. Ltd. (A Shares)	47,900	1,025,506
Maanshan Iron & Steel Co. Ltd. (A Shares)	196,400	67,771
Mango Excellent Media Co. Ltd. (A Shares)	61,770	185,490
Maxscend Microelectronics Co. Ltd. (A Shares)	17,728	224,207
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	122,888	71,853
Metallurgical Corp. China Ltd. (A Shares)	630,200	248,528
Ming Yang Smart Energy Group Ltd. (A Shares)	68,900	234,922
Montage Technology Co. Ltd. (A Shares)	37,056	287,907
Muyuan Foodstuff Co. Ltd. (A Shares)	173,354	1,110,449
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	50,653	112,849
Nanjing Securities Co. Ltd. (A Shares)	123,700	134,153
NARI Technology Co. Ltd. (A Shares)	219,196	732,364
National Silicon Industry Group Co. Ltd. (A Shares) (a)	84,729	235,639
NAURA Technology Group Co. Ltd.	17,100	622,146
NavInfo Co. Ltd. (A Shares)	78,100	126,835
New China Life Insurance Co. Ltd.	10,100	32,321
New China Life Insurance Co. Ltd. (H Shares)	566,200	898,747
New Hope Liuhe Co. Ltd. (A Shares) (a)	150,100	264,934
Ninestar Corp. (A Shares)	47,300	369,895
Ningbo Deye Technology Co. Ltd. (A Shares)	6,500	291,200
Ningbo Joyson Electronic Corp. (A shares) (a)	44,000	92,484
Ningbo Orient Wires & Cables Co. Ltd. (A Shares)	23,300	245,670
Ningbo Ronbay New Energy Technology Co. Ltd. (A Shares)	14,798	158,681
Ningbo Shanshan Co. Ltd. (A Shares)	71,300	175,543
Ningbo Tuopu Group Co. Ltd. (A Shares)	35,900	318,547
Ningxia Baofeng Energy Group Co. Ltd.	203,500	319,619
Nongfu Spring Co. Ltd. (H Shares) (b)	921,600	4,631,687
North Industries Group Red Arrow Co. Ltd. (A Shares)	45,900	129,160
Northeast Securities Co. Ltd. (A Shares)	71,700	62,246
Offshore Oil Enginering Co. Ltd. (A Shares)	141,600	91,131
OFILM Group Co. Ltd. (A Shares) (a)	103,300	66,199
Oppein Home Group, Inc. (A Shares)	17,180	191,540
Orient Securities Co. Ltd. (A Shares)	258,339	274,509
Ovctek China, Inc. (A Shares)	28,289	115,125
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	275,700	171,017
People's Insurance Co. of China Group Ltd.:
(A Shares)	368,800	244,927
(H Shares)	3,890,552	1,075,525
Perfect World Co. Ltd. (A Shares)	64,400	100,442
PetroChina Co. Ltd.:
(A Shares)	612,700	401,872
(H Shares)	11,225,790	4,290,302
Pharmaron Beijing Co. Ltd.:
(A Shares)	35,200	250,640
(H Shares) (b)	95,250	320,345
PICC Property & Casualty Co. Ltd. (H Shares)	3,627,568	3,345,830
Ping An Bank Co. Ltd. (A Shares)	637,700	902,904
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	268,196	1,327,594
(H Shares)	3,432,641	13,742,202
Pingdingshan Tianan Coal Mining Co. Ltd. A Shares	76,200	114,985
Poly Developments & Holdings (A Shares)	391,500	739,802
Postal Savings Bank of China Co. Ltd.	830,500	441,241
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	4,133,000	1,916,534
Power Construction Corp. of China Ltd. (A Shares)	502,400	484,314
Proya Cosmetics Co. Ltd. (A Shares)	5,000	114,441
Pylon Technologies Co. Ltd. (Series A)	5,062	213,837
Qingdao Rural Commercial Bank Corp. (A Shares)	135,800	51,509
Qinghai Salt Lake Potash Co. Ltd. Class A (a)	178,200	524,871
Raytron Technology Co. Ltd. (A Shares)	14,486	94,320
Riyue Heavy Industry Co. Ltd. (A Shares)	31,700	95,887
Rongsheng Petrochemical Co. Ltd. (A Shares)	335,600	491,712
SAIC Motor Corp. Ltd. (A Shares)	265,800	500,452
Sailun Group Co. Ltd. A Shares	99,600	118,518
Sangfor Technologies, Inc.	14,300	246,724
Sany Heavy Industry Co. Ltd. (A Shares)	280,400	518,342
Satellite Chemical Co. Ltd. (A Shares)	112,030	190,222
SDIC Power Holdings Co. Ltd. (A Shares)	264,200	365,392
Sealand Securities Co. Ltd. (A Shares)	208,550	92,811
Seazen Holdings Co. Ltd. (A Shares) (a)	77,600	140,156
SF Holding Co. Ltd. (A Shares)	159,500	1,054,029
SG Micro Corp. (A Shares)	11,625	238,234
Shaanxi Coal Industry Co. Ltd. (A Shares)	317,200	862,615
Shan Xi Hua Yang Group New Energy Co. Ltd.	79,400	183,635
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	34,788	91,366
Shandong Gold Mining Co. Ltd.:
(A Shares)	161,544	382,685
(H Shares) (b)	281,750	448,667
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	72,500	259,904
Shandong Linglong Tyre Co. Ltd. (A Shares)	44,700	100,198
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	412,800	174,099
Shandong Sun Paper Industry JSC Ltd. (A Shares)	89,100	127,985
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	1,300,800	1,793,030
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	34,160	142,667
Shanghai Baosight Software Co. Ltd.	109,273	329,240
Shanghai Baosight Software Co. Ltd. (A Shares)	75,124	435,340
Shanghai Construction Group Co. Ltd. (A Shares)	273,294	96,176
Shanghai Electric Group Co. Ltd. (A Shares) (a)	441,500	234,567
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	84,700	383,086
(H Shares)	227,500	574,427
Shanghai Friendess Electronic Technology Corp. Ltd. (A Shares)	5,048	142,380
Shanghai International Airport Co. Ltd. (A Shares) (a)	32,800	239,749
Shanghai International Port Group Co. Ltd. (A Shares)	324,843	229,969
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	31,400	234,246
Shanghai Junshi Biosciences Co. Ltd. (A Shares) (a)	23,008	223,877
Shanghai Lingang Holdings Corp. Ltd. (A Shares)	91,200	143,364
Shanghai M&G Stationery, Inc. (A Shares)	32,800	181,002
Shanghai Medicilon, Inc. (A Shares)	2,613	79,286
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	170,900	411,401
(H Shares)	247,409	335,357
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	930,709	846,227
Shanghai Putailai New Energy Technology Co. Ltd.	46,124	315,224
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	214,200	159,560
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	116,900	100,366
Shanghai Zhangjiang High Ltd. (A Shares)	44,000	67,781
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	98,500	226,460
Shanxi Meijin Energy Co. Ltd. (A Shares)	144,700	173,571
Shanxi Securities Co. Ltd. (A Shares)	104,760	73,877
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	183,800	99,917
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	39,660	1,261,991
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	132,990	207,418
Shenghe Resources Holding Co. Ltd. (A Shares)	53,800	98,422
Shengyi Technology Co. Ltd.	74,500	141,494
Shennan Circuits Co. Ltd. (A Shares)	17,240	177,218
Shenwan Hongyuan Group Co. Ltd. (A Shares)	779,800	415,372
Shenzhen Capchem Technology Co. Ltd. (A Shares)	24,120	119,462
Shenzhen Dynanonic Co. Ltd. (A Shares)	5,700	201,372
Shenzhen Energy Group Co. Ltd. (A Shares)	191,960	149,827
Shenzhen Inovance Technology Co. Ltd. (A Shares)	87,200	796,429
Shenzhen Kangtai Biological Products Co. Ltd.	37,720	160,737
Shenzhen Kedali Industry Co. Ltd.	7,900	99,143
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	39,500	1,760,243
Shenzhen New Industries Biomedical Engineering Co. Ltd.	27,000	213,437
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	288,000	165,633
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	35,900	152,392
Shenzhen SC New Energy Technology Corp. (A Shares)	11,100	206,317
Shenzhen Senior Technology Material Co. Ltd. (A Shares)	43,158	109,270
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)	24,800	72,673
Shenzhen Transsion Holdings Co. Ltd. (A Shares)	22,403	190,595
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	54,860	228,968
Sichuan Chuantou Energy Co. Ltd. (A Shares)	121,100	183,236
Sichuan Hebang Biotechnology Co. Ltd. (A Shares)	286,600	113,417
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	44,100	149,760
Sichuan New Energy Power Co. Ltd. (A Shares) (a)	50,700	130,726
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	154,600	238,159
Sichuan Swellfun Co. Ltd. (A Shares)	16,900	130,935
Sichuan Yahua Industrial Group Co. Ltd. (A Shares)	37,200	136,261
Sieyuan Electric Co. Ltd. (A Shares)	23,600	108,097
Sinolink Securities Co. Ltd. (A Shares)	134,800	145,637
Sinoma Science & Technology Co. Ltd. (A Shares)	54,100	132,678
Sinomine Resource Group Co. Ltd. (A Shares)	15,680	193,238
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares)	311,800	131,075
Sinopharm Group Co. Ltd. (H Shares)	700,200	1,334,453
Sinotrans Ltd.	128,600	62,514
SKSHU Paint Co. Ltd. (A Shares) (a)	12,320	146,600
Songcheng Performance Development Co. Ltd. (A Shares)	94,960	149,795
Soochow Securities Co. Ltd. (A Shares)	184,960	165,891
Southwest Securities Co. Ltd. (A Shares)	253,700	128,537
StarPower Semiconductor Ltd. (A Shares)	5,500	280,690
Sungrow Power Supply Co. Ltd. (A Shares)	48,200	860,060
Sunwoda Electronic Co. Ltd. (A Shares)	57,400	183,135
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	55,300	191,353
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	5,700	372,694
Suzhou TA&A Ultra Clean Technology Co. Ltd. (A Shares)	19,400	164,303
Tangshan Jidong Cement Co. Ltd. A Shares	84,900	88,238
TBEA Co. Ltd. (A Shares)	124,800	348,789
TCL Technology Group Corp. (A Shares)	461,500	247,089
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (A Shares)	104,500	565,221
Thunder Software Technology Co. Ltd. (A Shares)	14,000	189,289
Tianjin 712 Communication & Broadcasting Co. Ltd.	24,300	131,068
Tianma Microelectronics Co. Ltd. (A Shares)	75,400	91,270
Tianqi Lithium Corp. (A Shares) (a)	48,200	630,641
Tianshan Aluminum Group Co. Ltd.	128,400	109,712
Tianshui Huatian Technology Co. Ltd. (A Shares)	103,800	125,363
Tibet Summit Industrial Co. Ltd. (A Shares) (a)	28,700	82,332
Titan Wind Energy Suzhou Co. Ltd. (A Shares)	55,300	88,899
Toly Bread Co. Ltd.	41,748	64,369
TongFu Microelectronics Co. Ltd. (A Shares) (a)	39,100	100,817
Tongkun Group Co. Ltd. (A Shares)	79,300	131,390
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	339,300	117,082
Tongwei Co. Ltd. (A Shares)	146,400	872,037
Topchoice Medical Corp. (a)	10,900	182,465
Transfar Zhilian Co. Ltd.	91,200	61,567
TravelSky Technology Ltd. (H Shares)	484,000	702,910
Trina Solar Co. Ltd. (A Shares)	70,446	640,804
Tsingtao Brewery Co. Ltd.:
(A Shares)	12,000	134,412
(H Shares)	342,000	2,396,285
Unigroup Guoxin Microelectronics Co. Ltd.	27,739	623,348
Unisplendour Corp. Ltd. (A Shares)	98,110	230,400
Walvax Biotechnology Co. Ltd. (A Shares)	53,200	280,100
Wanhua Chemical Group Co. Ltd. (A Shares)	102,800	1,131,196
Weichai Power Co. Ltd.:
(A Shares)	172,100	213,979
(H Shares)	1,057,000	1,012,611
Weihai Guangwei Composites Co. Ltd. (A Shares)	16,700	177,453
Wens Foodstuffs Group Co. Ltd. (A Shares) (a)	210,500	515,953
Western Mining Co. Ltd. (A Shares)	78,200	101,405
Western Securities Co. Ltd. (A Shares)	139,500	114,039
Western Superconducting Technologies Co. Ltd. (A Shares)	15,473	247,173
Westone Information Industry, Inc. (A Shares)	27,600	137,265
Will Semiconductor Ltd.	38,430	386,094
Wingtech Technology Co. Ltd. (A Shares)	40,700	266,841
Winning Health Technology Group Co. Ltd. (A Shares)	78,630	104,224
Wuchan Zhongda Group Co. Ltd.	168,600	96,272
Wuhan Guide Infrared Co. Ltd. (A Shares)	108,360	172,269
Wuliangye Yibin Co. Ltd. (A Shares)	126,200	2,306,988
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	59,860	89,263
WuXi AppTec Co. Ltd.	99,884	1,044,946
WuXi AppTec Co. Ltd. (H Shares) (b)	156,968	1,257,800
Wuxi Shangji Automation Co. Ltd. (A Shares)	12,600	211,320
XCMG Construction Machinery Co. Ltd. (A Shares)	258,500	163,888
Xiamen C&D, Inc. (A Shares)	99,925	164,058
Xiamen Faratronic Co. Ltd. (A Shares)	7,300	177,040
Xiamen Intretech, Inc.	28,910	68,169
Xiamen Tungsten Co. Ltd. (A Shares)	43,200	118,782
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)	155,600	222,654
(H Shares)	315,964	274,116
Xinjiang Zhongtai Chemical Co. Ltd. (A Shares)	79,600	64,091
Yangzhou Yangjie Electronic Technology Co. Ltd. (A Shares)	17,100	120,308
Yankuang Energy Group Co. Ltd.:
(A Shares)	115,300	641,003
(H Shares)	738,000	2,077,774
Yantai Jereh Oilfield Services (A Shares)	35,100	144,478
Yealink Network Technology Corp. Ltd.	30,250	285,314
Yifeng Pharmacy Chain Co. Ltd.	23,050	177,194
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	49,500	259,263
Yintai Gold Co. Ltd. (A Shares)	89,880	175,750
YongXing Special Materials Technology Co. Ltd. (A Shares)	13,300	212,115
Yonyou Network Technology Co. Ltd. (A Shares)	114,220	382,250
Youngor Group Co. Ltd. (A Shares)	147,687	120,934
Youngy Co. Ltd. (A Shares) (a)	8,800	132,779
YTO Express Group Co. Ltd. (A Shares)	111,300	287,436
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	41,300	82,115
Yunda Holding Co. Ltd. (A Shares)	95,960	173,185
Yunnan Aluminium Co. Ltd. (A Shares)	114,600	143,899
Yunnan Baiyao Group Co. Ltd. (A Shares)	60,960	455,432
Yunnan Botanee Bio-Technology Group Co., Ltd. (A Shares)	9,500	186,022
Yunnan Energy New Material Co. Ltd.	29,200	591,925
Yunnan Tin Co. Ltd. (A Shares)	56,200	87,806
Yunnan Yuntianhua Co. Ltd. (Series A) (a)	60,400	166,737
Zangge Mining Co. Ltd. (Series A)	53,000	197,038
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	20,100	627,532
Zhaojin Mining Industry Co. Ltd. (H Shares) (a)	602,500	497,372
Zhefu Holding Group Co. Ltd. (A Shares)	178,300	95,462
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	249,110	125,870
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	196,700	112,856
Zhejiang Chint Electric Co. Ltd. (A Shares)	71,300	247,986
Zhejiang Dahua Technology Co. Ltd. (A Shares)	93,000	147,467
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	15,740	96,838
Zhejiang Expressway Co. Ltd. (H Shares)	684,000	424,360
Zhejiang HangKe Technology, Inc. Co. (A Shares)	13,047	89,417
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	46,090	126,603
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	51,815	386,543
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	41,900	408,850
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	26,700	129,864
Zhejiang Juhua Co. Ltd. (A Shares)	91,500	196,459
Zhejiang NHU Co. Ltd. (A Shares)	102,236	250,869
Zhejiang Orient Gene Biotech Co. Ltd. (A Shares)	5,663	64,052
Zhejiang Semir Garment Co. Ltd. (A Shares)	81,000	49,690
Zhejiang Supor Cookware Co. Ltd.	16,400	89,850
Zhejiang Weiming Enviroment Protection Co. Ltd. (A Shares)	52,130	135,127
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	56,700	135,094
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.	15,000	96,537
Zhejiang Yongtai Technology Co. Ltd. (A Shares)	28,400	84,855
Zheshang Securities Co. Ltd.	123,600	172,125
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)	372,100	693,038
Zhongji Innolight Co. Ltd. (A Shares)	25,200	101,036
Zhongtai Securities Co. Ltd. (A Shares)	207,000	180,274
Zhuzhou CRRC Times Electric Co. Ltd.:
(A Shares)	25,206	216,686
(H Shares)	275,827	1,196,475
Zhuzhou Hongda Electronics Corp. Ltd. (A Shares)	12,800	77,734
Zhuzhou Kibing Group Co. Ltd. (A Shares)	91,600	98,462
Zibo Qixiang Tengda Chemical Co. Ltd. (A Shares) (a)	91,600	85,041
Zijin Mining Group Co. Ltd.:
(A Shares)	507,100	549,950
(H Shares)	3,160,000	3,019,243
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	108,800	79,705
(H Shares)	843,000	271,705
ZTE Corp.:
(A Shares)	158,600	481,475
(H Shares)	334,000	595,695
TOTAL CHINA		335,277,218
Colombia - 0.1%
Bancolombia SA	130,474	937,854
Ecopetrol SA	2,612,624	1,296,063
Interconexion Electrica SA ESP	234,047	913,204
TOTAL COLOMBIA		3,147,121
Cyprus - 0.0%
Galaxy Cosmos Mezz PLC (a)	44,689	7,216
Ozon Holdings PLC ADR (a)(c)	28,218	88,651
TCS Group Holding PLC unit (a)(c)	64,541	123,242
TOTAL CYPRUS		219,109
Czech Republic - 0.1%
CEZ A/S (d)	85,254	2,788,103
Komercni Banka A/S	39,877	1,143,920
MONETA Money Bank A/S (b)	174,151	508,362
TOTAL CZECH REPUBLIC		4,440,385
Egypt - 0.1%
Commercial International Bank SAE	1,318,697	1,767,354
Eastern Co. SAE	520,507	256,001
EFG-Hermes Holding SAE	378,806	209,969
TOTAL EGYPT		2,233,324
Greece - 0.3%
Alpha Bank SA (a)	1,206,617	1,118,508
Eurobank Ergasias Services and Holdings SA (a)	1,385,986	1,369,701
Ff Group (a)(c)	1,944	2,305
Hellenic Telecommunications Organization SA	106,082	1,666,885
Jumbo SA	60,872	865,656
Mytilineos SA	52,963	888,745
National Bank of Greece SA (a)	295,820	1,072,903
OPAP SA	103,023	1,262,475
Public Power Corp. of Greece (a)	113,896	719,244
TOTAL GREECE		8,966,422
Hong Kong - 1.1%
Beijing Enterprises Holdings Ltd.	266,927	677,379
BYD Electronic International Co. Ltd.	355,500	1,032,581
China Everbright International Ltd.	1,941,814	645,651
China Jinmao Holdings Group Ltd.	3,042,000	403,035
China Merchants Holdings International Co. Ltd.	693,036	812,257
China Overseas Land and Investment Ltd.	2,026,702	3,867,688
China Power International Development Ltd.	2,844,619	822,621
China Resources Beer Holdings Co. Ltd.	852,144	4,016,654
China Resources Power Holdings Co. Ltd.	1,008,940	1,467,848
China Taiping Insurance Group Ltd.	696,255	482,522
China Traditional Chinese Medicine Holdings Co. Ltd.	1,452,000	627,070
CITIC Pacific Ltd.	3,057,941	2,738,635
CSPC Pharmaceutical Group Ltd.	4,707,608	4,835,476
Far East Horizon Ltd.	760,000	586,727
Fosun International Ltd.	1,311,454	801,944
Ganfeng Lithium Group Co. Ltd. (H Shares) (b)	173,120	1,171,093
Guangdong Investment Ltd.	1,533,126	966,791
Hua Hong Semiconductor Ltd. (a)(b)	305,000	714,159
Lenovo Group Ltd.	3,787,000	3,029,735
MMG Ltd. (a)	1,620,000	319,887
Sinotruk Hong Kong Ltd.	357,500	318,804
Wharf Holdings Ltd.	652,000	1,864,720
Yuexiu Property Co. Ltd.	724,600	618,476
TOTAL HONG KONG		32,821,753
Hungary - 0.2%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	218,831	1,312,138
OTP Bank PLC	119,097	2,596,017
Richter Gedeon PLC	74,338	1,467,855
TOTAL HUNGARY		5,376,010
India - 16.1%
ACC Ltd.	38,806	1,120,536
Adani Enterprises Ltd.	150,805	6,098,239
Adani Green Energy Ltd. (a)	167,460	4,254,067
Adani Ports & Special Economic Zone Ltd.	280,940	2,794,976
Adani Power Ltd. (a)	407,769	1,649,696
Adani Total Gas Ltd.	145,553	6,334,931
Adani Transmissions Ltd. (a)	147,623	5,971,794
Ambuja Cements Ltd.	311,442	2,005,110
Apollo Hospitals Enterprise Ltd.	53,258	2,906,415
Asian Paints Ltd.	202,572	7,604,893
AU Small Finance Bank Ltd. (b)	87,964	626,470
Aurobindo Pharma Ltd.	139,824	908,991
Avenue Supermarts Ltd. (a)(b)	85,328	4,453,899
Axis Bank Ltd.	1,201,974	13,155,212
Bajaj Auto Ltd.	36,988	1,640,667
Bajaj Finance Ltd.	144,069	12,433,478
Bajaj Finserv Ltd.	202,011	4,118,067
Balkrishna Industries Ltd.	41,333	980,024
Bandhan Bank Ltd. (a)(b)	340,764	981,991
Berger Paints India Ltd.	127,462	901,996
Bharat Electronics Ltd.	1,924,728	2,484,383
Bharat Forge Ltd.	137,096	1,381,559
Bharat Petroleum Corp. Ltd.	461,178	1,691,673
Bharti Airtel Ltd.	1,159,729	11,656,131
Biocon Ltd.	219,132	714,336
Britannia Industries Ltd.	57,328	2,608,466
Cholamandalam Investment and Finance Co. Ltd.	218,726	1,874,285
Cipla Ltd./India	255,386	3,601,566
Coal India Ltd.	815,243	2,422,192
Colgate-Palmolive Ltd.	63,638	1,254,425
Container Corp. of India Ltd.	143,617	1,384,469
Dabur India Ltd.	324,937	2,177,368
Divi's Laboratories Ltd.	69,795	3,042,802
DLF Ltd.	334,640	1,558,392
Dr. Reddy's Laboratories Ltd.	61,593	3,315,250
Eicher Motors Ltd.	72,375	3,366,469
GAIL India Ltd.	1,250,488	1,379,192
Godrej Consumer Products Ltd. (a)	215,657	2,160,478
Godrej Properties Ltd. (a)	67,569	1,030,921
Grasim Industries Ltd.	138,567	2,881,986
Havells India Ltd.	130,414	1,916,194
HCL Technologies Ltd.	574,026	7,219,705
HDFC Standard Life Insurance Co. Ltd. (b)	502,629	3,281,540
Hero Motocorp Ltd.	58,379	1,887,797
Hindalco Industries Ltd.	712,678	3,492,363
Hindustan Petroleum Corp. Ltd.	339,995	878,327
Hindustan Unilever Ltd.	434,170	13,378,079
Housing Development Finance Corp. Ltd.	911,466	27,194,234
ICICI Bank Ltd.	2,720,638	29,913,465
ICICI Lombard General Insurance Co. Ltd. (b)	127,188	1,797,579
ICICI Prudential Life Insurance Co. Ltd. (b)	190,458	1,167,757
Indian Oil Corp. Ltd.	1,511,922	1,246,541
Indian Railway Catering & Tourism Corp. Ltd.	126,383	1,131,615
Indraprastha Gas Ltd.	167,378	865,905
Indus Towers Ltd.	354,987	795,483
Info Edge India Ltd.	37,622	1,782,341
Infosys Ltd.	1,779,672	33,057,655
InterGlobe Aviation Ltd. (a)(b)	52,154	1,122,527
ITC Ltd.	1,574,037	6,630,426
Jindal Steel & Power Ltd.	215,582	1,197,577
JSW Steel Ltd. (a)	382,723	3,115,924
Jubilant Foodworks Ltd.	208,972	1,539,774
Kotak Mahindra Bank Ltd.	294,220	6,759,987
Larsen & Toubro Infotech Ltd. (b)	27,845	1,594,360
Larsen & Toubro Ltd.	364,918	8,918,405
Lupin Ltd.	108,010	912,044
Mahindra & Mahindra Ltd.	461,750	7,522,542
Marico Ltd.	272,300	1,725,477
Maruti Suzuki India Ltd.	63,996	7,365,647
MindTree Consulting Ltd.	30,507	1,254,388
Mphasis BFL Ltd.	44,905	1,073,261
MRF Ltd.	1,015	1,112,932
Muthoot Finance Ltd.	64,238	809,726
Nestle India Ltd.	17,811	4,381,403
NTPC Ltd.	2,045,078	4,276,432
Oil & Natural Gas Corp. Ltd.	1,334,154	2,160,466
Page Industries Ltd.	3,238	1,946,737
Petronet LNG Ltd.	398,451	989,389
PI Industries Ltd.	39,889	1,562,191
Pidilite Industries Ltd.	80,224	2,504,601
Piramal Pharma Ltd. (a)	255,972	509,903
Power Grid Corp. of India Ltd.	1,663,845	4,585,724
Reliance Industries Ltd.	1,609,624	49,575,953
Samvardhana Motherson International Ltd.	1,100,049	857,129
SBI Cards & Payment Services Ltd.	125,454	1,252,797
SBI Life Insurance Co. Ltd. (b)	238,279	3,643,988
Shree Cement Ltd.	5,676	1,559,254
Shriram Transport Finance Co. Ltd.	101,042	1,500,311
Siemens Ltd.	37,396	1,321,645
SRF Ltd.	78,164	2,415,974
State Bank of India	945,400	6,553,159
Sun Pharmaceutical Industries Ltd.	507,076	6,229,108
Tata Consultancy Services Ltd.	483,725	18,659,175
Tata Consumer Products Ltd.	291,960	2,716,272
Tata Elxsi Ltd.	18,141	1,533,121
Tata Motors Ltd. (a)	884,011	4,425,972
Tata Power Co. Ltd./The	762,705	2,082,282
Tata Steel Ltd.	3,879,317	4,758,935
Tech Mahindra Ltd.	308,601	3,964,319
Titan Co. Ltd.	188,160	6,276,925
Torrent Pharmaceuticals Ltd.	53,891	1,074,174
Trent Ltd.	95,684	1,766,074
Ultratech Cement Ltd.	53,254	4,319,859
United Spirits Ltd. (a)	151,978	1,645,633
UPL Ltd.	257,900	2,274,928
Vedanta Ltd.	393,226	1,333,871
Wipro Ltd.	723,677	3,386,309
Yes Bank Ltd. (a)	5,969,348	1,121,326
Zomato Ltd. (a)	1,251,176	953,723
TOTAL INDIA		476,708,434
Indonesia - 2.3%
PT Adaro Energy Tbk	7,583,800	1,935,151
PT Adaro Minerals Indonesia Tbk	4,297,400	476,647
PT Aneka Tambang Tbk	4,394,800	519,853
PT Astra International Tbk	10,713,759	4,567,815
PT Bank Central Asia Tbk	29,300,050	16,530,883
PT Bank Jago Tbk (a)	2,200,300	719,444
PT Bank Mandiri (Persero) Tbk	9,856,798	6,667,044
PT Bank Negara Indonesia (Persero) Tbk	3,930,300	2,368,637
PT Bank Rakyat Indonesia (Persero) Tbk	36,031,527	10,741,888
PT Barito Pacific Tbk	14,878,900	786,991
PT Charoen Pokphand Indonesia Tbk	3,899,400	1,393,759
PT Gudang Garam Tbk	261,100	403,431
PT Indah Kiat Pulp & Paper Tbk	1,459,500	898,298
PT Indofood CBP Sukses Makmur Tbk	1,236,400	770,892
PT Indofood Sukses Makmur Tbk	2,336,900	966,373
PT Kalbe Farma Tbk	11,035,300	1,450,384
PT Merdeka Copper Gold Tbk (a)	6,366,886	1,538,911
PT Sarana Menara Nusantara Tbk	12,123,600	897,757
PT Semen Indonesia (Persero) Tbk	1,540,148	785,009
PT Sumber Alfaria Trijaya Tbk	8,663,600	1,566,363
PT Telkom Indonesia Persero Tbk	26,123,165	7,336,715
PT Tower Bersama Infrastructure Tbk	2,361,310	372,420
PT Unilever Indonesia Tbk	4,030,995	1,199,155
PT United Tractors Tbk	884,300	1,831,248
PT Vale Indonesia Tbk (a)	1,297,600	540,753
TOTAL INDONESIA		67,265,821
Korea (South) - 11.2%
Alteogen, Inc.	17,425	448,041
AMOREPACIFIC Corp.	15,379	998,818
AMOREPACIFIC Group, Inc.	15,247	263,852
BGF Retail Co. Ltd.	3,959	517,301
Celltrion Healthcare Co. Ltd.	45,828	2,231,487
Celltrion Pharm, Inc.	8,978	426,469
Celltrion, Inc.	52,022	6,997,887
Cheil Worldwide, Inc.	36,349	622,659
CJ CheilJedang Corp.	4,370	1,267,536
CJ Corp.	7,831	393,931
CJ ENM Co. Ltd.	5,869	301,814
CJ Logistics Corp. (a)	4,812	296,342
Coway Co. Ltd.	29,255	1,133,454
Db Insurance Co. Ltd.	24,380	961,658
Doosan Bobcat, Inc.	26,787	628,706
Doosan Heavy Industries & Construction Co. Ltd. (a)	215,857	2,003,829
E-Mart, Inc.	11,095	657,622
Ecopro BM Co. Ltd.	25,439	2,051,417
F&F Co. Ltd.	9,091	926,730
Green Cross Corp.	3,078	274,952
GS Engineering & Construction Corp.	34,473	524,104
GS Holdings Corp.	25,146	810,411
Hana Financial Group, Inc.	156,965	4,536,338
Hankook Tire Co. Ltd.	39,690	1,016,359
Hanmi Pharm Co. Ltd.	3,606	639,183
Hanon Systems	100,544	549,452
Hanwha Solutions Corp. (a)	60,506	2,000,871
HD Hyundai Co. Ltd.	25,304	1,079,655
HLB, Inc. (a)	50,704	1,438,719
HLB, Inc. rights 12/2/22 (a)	4,540	31,172
HMM Co. Ltd.	141,777	1,897,220
Hotel Shilla Co.	16,062	731,462
HYBE Co. Ltd. (a)	9,892	838,587
Hyundai Engineering & Construction Co. Ltd.	41,186	1,007,056
Hyundai Glovis Co. Ltd.	9,814	1,196,393
Hyundai Heavy Industries Co. Ltd. (a)	9,400	717,849
Hyundai Mobis	32,602	5,002,269
Hyundai Motor Co.	75,400	8,689,922
Hyundai Steel Co.	46,581	917,052
Iljin Materials Co. Ltd.	12,203	518,105
Industrial Bank of Korea	140,603	1,029,413
Kakao Corp.	164,386	5,839,174
Kakao Games Corp. (a)	18,825	521,627
KakaoBank Corp. (a)	63,092	755,873
Kangwon Land, Inc. (a)	50,199	808,913
KB Financial Group, Inc.	207,698	6,974,792
Kia Corp.	139,551	6,482,240
Korea Aerospace Industries Ltd.	38,383	1,273,320
Korea Electric Power Corp. (a)	136,889	1,602,001
Korea Investment Holdings Co. Ltd.	22,485	780,576
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	22,593	1,150,766
Korea Zinc Co. Ltd.	4,592	2,059,020
Korean Air Lines Co. Ltd. (a)	93,521	1,513,560
KRAFTON, Inc. (a)	12,991	1,615,547
KT&G Corp.	58,248	3,905,455
Kumho Petro Chemical Co. Ltd.	9,612	882,193
L&F Co. Ltd. (a)	12,338	1,944,939
LG Chemical Ltd.	26,189	11,486,082
LG Corp.	49,742	2,760,114
LG Display Co. Ltd.	125,471	1,117,489
LG Electronics, Inc.	56,438	3,226,565
LG Energy Solution (a)	12,309	4,553,395
LG H & H Co. Ltd.	5,030	1,797,284
LG Innotek Co. Ltd.	7,482	1,554,251
LG Uplus Corp.	111,833	897,127
Lotte Chemical Corp.	9,123	945,971
Lotte Shopping Co. Ltd.	6,146	376,342
Meritz Financial Holdings Co.	17,809	270,756
Meritz Fire & Marine Insurance Co. Ltd.	19,334	426,011
Meritz Securities Co. Ltd.	142,812	370,207
Mirae Asset Securities Co. Ltd.	149,039	663,059
NAVER Corp.	69,420	8,243,905
NCSOFT Corp.	8,729	2,385,106
Netmarble Corp. (b)	11,610	362,782
NH Investment & Securities Co. Ltd.	78,883	495,741
Orion Corp./Republic of Korea	12,435	884,281
Pan Ocean Co., Ltd. (Korea)	139,028	418,841
Pearl Abyss Corp. (a)	15,393	448,637
POSCO	41,573	7,231,222
POSCO Chemtech Co. Ltd.	14,269	1,994,413
S-Oil Corp.	23,898	1,446,618
S1 Corp.	8,617	376,721
Samsung Biologics Co. Ltd. (a)(b)	9,373	5,759,130
Samsung C&T Corp.	44,376	3,684,217
Samsung Electro-Mechanics Co. Ltd.	29,582	2,507,792
Samsung Electronics Co. Ltd.	2,525,151	105,087,836
Samsung Engineering Co. Ltd. (a)	82,215	1,373,783
Samsung Fire & Marine Insurance Co. Ltd.	16,273	2,280,217
Samsung Heavy Industries Co. Ltd. (a)	325,169	1,173,262
Samsung Life Insurance Co. Ltd.	42,400	2,002,186
Samsung SDI Co. Ltd.	29,080	15,015,526
Samsung SDS Co. Ltd.	18,313	1,603,792
Samsung Securities Co. Ltd.	33,602	747,459
SD Biosensor, Inc.	19,055	394,498
Seegene, Inc.	19,170	385,463
Shinhan Financial Group Co. Ltd.	244,542	6,202,917
SK Biopharmaceuticals Co. Ltd. (a)	16,550	673,679
SK Bioscience Co. Ltd. (a)	12,130	642,482
SK Chemicals Co. Ltd.	5,481	339,462
SK Hynix, Inc.	288,569	16,719,906
SK IE Technology Co. Ltd. (a)(b)	13,178	480,100
SK Innovation Co., Ltd.	29,375	3,560,431
SK Square Co. Ltd. (a)	52,224	1,351,958
SK, Inc.	19,690	2,952,148
SKC Co. Ltd.	10,999	797,576
Woori Financial Group, Inc.	290,773	2,393,705
Yuhan Corp.	26,560	1,112,776
TOTAL KOREA (SOUTH)		330,661,314
Kuwait - 1.0%
Agility Public Warehousing Co. KSC	781,881	1,978,360
Boubyan Bank KSC	694,971	1,848,172
Gulf Bank	853,646	944,975
Kuwait Finance House KSCP	3,905,139	10,208,690
Mabanee Co. SAKC	332,421	935,521
Mobile Telecommunication Co.	1,138,823	2,201,565
National Bank of Kuwait	3,797,456	13,211,740
TOTAL KUWAIT		31,329,023
Luxembourg - 0.1%
Allegro.eu SA (a)(b)	195,802	951,511
Reinet Investments SCA	72,069	1,157,969
TOTAL LUXEMBOURG		2,109,480
Malaysia - 1.6%
AMMB Holdings Bhd	965,300	835,042
Axiata Group Bhd	1,454,498	876,760
CIMB Group Holdings Bhd	3,679,731	4,296,133
Dialog Group Bhd	1,948,165	848,820
DiGi.com Bhd	1,637,300	1,312,472
Genting Bhd	1,138,000	1,068,680
Genting Malaysia Bhd	1,581,340	916,428
Hap Seng Consolidated Bhd	332,700	452,466
Hartalega Holdings Bhd	905,100	413,497
Hong Leong Bank Bhd	339,600	1,519,868
Hong Leong Credit Bhd	121,900	491,931
IHH Healthcare Bhd	934,987	1,176,644
Inari Amertron Bhd	1,451,800	764,590
IOI Corp. Bhd	1,332,600	1,149,959
Kuala Lumpur Kepong Bhd	231,128	1,059,826
Malayan Banking Bhd	2,545,397	4,624,569
Malaysia Airports Holdings Bhd (a)	364,200	460,642
Maxis Bhd	1,231,900	1,003,133
MISC Bhd	698,000	1,067,373
MR DIY Group M Sdn Bhd (b)	1,226,950	524,205
Nestle (Malaysia) Bhd	36,900	1,038,008
Petronas Chemicals Group Bhd	1,259,800	2,323,489
Petronas Dagangan Bhd	157,026	720,035
Petronas Gas Bhd	422,100	1,526,631
PPB Group Bhd	338,540	1,195,774
Press Metal Bhd	1,962,800	1,805,876
Public Bank Bhd	7,692,285	7,272,528
QL Resources Bhd	574,700	622,349
RHB Bank Bhd	763,343	923,503
Sime Darby Bhd	1,431,749	681,353
Sime Darby Plantation Bhd	1,101,496	1,025,081
Telekom Malaysia Bhd	597,747	702,934
Tenaga Nasional Bhd	1,368,072	2,436,372
Top Glove Corp. Bhd	2,801,300	471,031
TOTAL MALAYSIA		47,608,002
Mexico - 2.6%
Alfa SA de CV Series A	1,537,000	1,020,116
America Movil S.A.B. de CV Series L	14,743,047	13,952,058
Arca Continental S.A.B. de CV	227,400	1,862,653
CEMEX S.A.B. de CV unit (a)	7,996,286	3,107,626
Coca-Cola FEMSA S.A.B. de CV unit	276,814	1,743,762
Fibra Uno Administracion SA de CV	1,610,783	1,879,640
Fomento Economico Mexicano S.A.B. de CV unit	1,025,791	7,363,764
Gruma S.A.B. de CV Series B	108,545	1,259,118
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	191,827	2,971,368
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	102,510	2,399,126
Grupo Bimbo S.A.B. de CV Series A	705,370	2,730,981
Grupo Carso SA de CV Series A1	234,400	944,556
Grupo Financiero Banorte S.A.B. de CV Series O	1,371,381	11,147,273
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	1,138,600	2,101,580
Grupo Mexico SA de CV Series B	1,645,454	5,965,425
Grupo Televisa SA de CV	1,286,693	1,365,078
Industrias Penoles SA de CV (d)	73,320	831,747
Kimberly-Clark de Mexico SA de CV Series A	808,727	1,275,971
Operadora de Sites Mexicanos, SA de CV	686,500	747,032
Orbia Advance Corp. S.A.B. de CV	531,220	896,851
Promotora y Operadora de Infraestructura S.A.B. de CV	121,100	910,955
Sitios Latinoamerica S.A.B. de CV (a)	737,237	215,072
Wal-Mart de Mexico SA de CV Series V	2,760,256	10,661,807
TOTAL MEXICO		77,353,559
Netherlands - 0.1%
NEPI Rockcastle PLC	237,384	1,195,401
X5 Retail Group NV GDR (c)	66,442	23,506
Yandex NV Class A (a)(c)	158,365	886,640
TOTAL NETHERLANDS		2,105,547
Peru - 0.0%
Compania de Minas Buenaventura SAA sponsored ADR (d)	113,500	787,690
Philippines - 0.8%
Aboitiz Equity Ventures, Inc.	893,620	875,628
ACEN Corp.	4,047,618	438,790
Ayala Corp.	131,166	1,517,573
Ayala Land, Inc.	3,952,413	1,748,759
Bank of the Philippine Islands (BPI)	947,778	1,571,470
BDO Unibank, Inc.	1,042,651	2,297,723
Converge ICT Solutions, Inc. (a)	1,135,700	242,510
Globe Telecom, Inc.	15,262	613,442
GT Capital Holdings, Inc.	46,417	330,883
International Container Terminal Services, Inc.	541,070	1,617,066
JG Summit Holdings, Inc.	1,596,413	1,191,435
Jollibee Food Corp.	232,393	929,397
Manila Electric Co.	118,340	615,155
Metro Pacific Investments Corp.	5,588,200	352,504
Metropolitan Bank & Trust Co.	948,612	849,082
Monde Nissin Corp. (b)	3,321,000	671,209
PLDT, Inc.	45,395	1,276,282
SM Investments Corp.	127,210	1,807,585
SM Prime Holdings, Inc.	6,133,900	3,339,779
Universal Robina Corp.	460,318	970,912
TOTAL PHILIPPINES		23,257,184
Poland - 0.6%
Bank Polska Kasa Opieki SA	96,360	1,583,226
CD Projekt RED SA (d)	34,248	911,778
Cyfrowy Polsat SA	138,161	518,021
Dino Polska SA (a)(b)	25,632	1,676,192
KGHM Polska Miedz SA (Bearer)	73,742	1,477,589
LPP SA	586	1,017,561
mBank SA (a)	7,850	440,012
Orange Polska SA	337,136	425,966
PGE Polska Grupa Energetyczna SA (a)	477,634	545,256
Polski Koncern Naftowy Orlen SA	215,613	2,480,356
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	917,349	976,147
Powszechna Kasa Oszczednosci Bank SA	460,715	2,515,833
Powszechny Zaklad Ubezpieczen SA	317,188	1,780,574
Santander Bank Polska SA	18,670	994,096
TOTAL POLAND		17,342,607
Qatar - 1.3%
Barwa Real Estate Co. (a)	1,026,288	958,160
Industries Qatar QSC (a)	793,191	3,434,783
Masraf al Rayan	2,939,055	3,096,630
Mesaieed Petrochemical Holding Co. (a)	2,277,586	1,419,680
Ooredoo QSC	411,354	1,103,571
Qatar Electricity & Water Co. (a)	233,799	1,187,693
Qatar Fuel Co. (a)	252,437	1,322,578
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	1,307,447	1,471,966
Qatar International Islamic Bank QSC (a)	386,614	1,228,290
Qatar Islamic Bank (a)	872,121	5,840,882
Qatar National Bank SAQ (a)	2,437,873	13,348,304
The Commercial Bank of Qatar (a)	1,703,913	2,944,856
TOTAL QATAR		37,357,393
Russia - 0.1%
Alrosa Co. Ltd. (c)	1,399,461	349,132
Gazprom OAO (c)	6,384,126	1,001,770
Inter Rao Ues JSC (c)	20,040,158	165,683
LUKOIL PJSC (c)	224,329	104,123
Magnit OJSC GDR (Reg. S) (c)	193,190	941
MMC Norilsk Nickel PJSC (c)	34,221	341,288
Mobile TeleSystems OJSC sponsored ADR (c)	247,296	246,304
Moscow Exchange MICEX-RTS OAO (a)(c)	808,717	233,122
Novatek PJSC GDR (Reg. S) (c)	49,200	12,569
Novolipetsk Steel OJSC (c)	812,466	11,697
PhosAgro PJSC:
GDR (c)	472	10
GDR (Reg. S) (c)	73,324	1,504
Polyus PJSC (c)	18,462	65,105
Rosneft Oil Co. OJSC (c)	635,841	159,461
Sberbank of Russia (a)(c)	5,823,145	53,689
Severstal PAO (c)	113,908	3,814
Surgutneftegas OJSC (c)	4,033,562	74,014
Tatneft PAO (c)	770,244	143,662
United Co. RUSAL International PJSC (c)	1,646,280	297,524
VTB Bank OJSC (a)(c)	1,801,039,946	103,186
TOTAL RUSSIA		3,368,598
Saudi Arabia - 5.1%
ACWA Power Co.	42,371	1,962,064
Advanced Polypropylene Co.	67,166	791,860
Al Rajhi Bank	1,036,315	23,497,768
Alinma Bank	517,982	5,169,412
Almarai Co. Ltd.	132,572	1,986,348
Arab National Bank	317,306	2,723,349
Bank Al-Jazira	212,393	1,321,539
Bank Albilad	259,070	3,495,589
Banque Saudi Fransi	313,038	3,598,952
Bupa Arabia for Cooperative Insurance Co.	31,699	1,628,164
Dar Al Arkan Real Estate Development Co. (a)	280,078	1,000,292
Dr Sulaiman Al Habib Medical Services Group Co.	46,202	2,786,223
Elm Co.	12,677	1,116,708
Emaar The Economic City (a)	216,839	553,415
Etihad Etisalat Co.	199,046	1,938,786
Jarir Marketing Co.	30,923	1,349,649
Mobile Telecommunications Co. Saudi Arabia (a)	229,603	793,136
Mouwasat Medical Services Co.	26,001	1,515,407
National Industrialization Co. (a)	174,285	620,599
Rabigh Refining & Petrochemical Co. (a)	221,996	805,851
Riyad Bank	714,127	6,832,342
Sabic Agriculture-Nutrients Co.	113,178	4,789,105
Sahara International Petrochemical Co.	190,226	2,052,844
Saudi Arabian Mining Co.	455,570	10,147,891
Saudi Arabian Oil Co. (b)	1,280,613	11,894,291
Saudi Basic Industries Corp.	475,937	11,196,879
Saudi Electricity Co.	443,295	3,185,311
Saudi Industrial Investment Group	195,072	1,167,042
Saudi Investment Bank/The	260,497	1,257,579
Saudi Kayan Petrochemical Co. (a)	389,808	1,365,218
Saudi Research & Marketing Group (a)	19,170	1,027,488
Saudi Tadawul Group Holding Co.	19,022	1,099,541
Saudi Telecom Co.	791,758	8,512,734
The Saudi British Bank	489,000	5,661,003
The Saudi National Bank	1,160,412	18,343,994
The Savola Group	139,723	1,089,509
Yanbu National Petrochemical Co.	133,459	1,587,635
TOTAL SAUDI ARABIA		149,865,517
Singapore - 0.0%
BOC Aviation Ltd. Class A (b)	111,700	747,783
South Africa - 3.5%
Absa Group Ltd.	449,087	4,883,328
African Rainbow Minerals Ltd.	58,977	830,486
Anglo American Platinum Ltd.	28,002	2,227,385
AngloGold Ashanti Ltd.	220,849	2,884,225
Aspen Pharmacare Holdings Ltd.	202,484	1,667,382
Bid Corp. Ltd.	176,428	2,838,792
Bidvest Group Ltd./The	153,660	1,777,458
Capitec Bank Holdings Ltd.	46,087	4,768,510
Clicks Group Ltd.	127,387	2,158,514
Discovery Ltd. (a)	265,693	1,738,911
Exxaro Resources Ltd.	129,457	1,441,391
FirstRand Ltd.	2,672,029	9,360,739
Foschini Group Ltd./The	174,778	1,093,365
Gold Fields Ltd.	470,534	3,769,354
Growthpoint Properties Ltd. (d)	1,856,577	1,308,890
Harmony Gold Mining Co. Ltd.	291,052	806,081
Impala Platinum Holdings Ltd.	449,309	4,600,325
Kumba Iron Ore Ltd.	33,960	639,664
Mr Price Group Ltd.	135,062	1,300,272
MTN Group Ltd.	896,323	6,335,683
MultiChoice Group Ltd.	201,576	1,317,192
Naspers Ltd. Class N	115,206	11,875,650
Nedbank Group Ltd.	244,842	2,899,916
Northam Platinum Holdings Ltd. (a)	178,179	1,672,106
Old Mutual Ltd.	2,506,335	1,424,492
Pepkor Holdings Ltd. (b)	872,260	1,076,510
Remgro Ltd.	281,288	2,093,495
Sanlam Ltd.	945,528	2,750,814
Sasol Ltd.	299,660	5,037,302
Shoprite Holdings Ltd.	264,312	3,365,639
Sibanye-Stillwater Ltd.	1,494,764	3,501,072
Spar Group Ltd./The	100,587	852,885
Standard Bank Group Ltd.	711,375	6,647,568
Vodacom Group Ltd.	338,627	2,310,084
Woolworths Holdings Ltd.	525,716	1,805,644
TOTAL SOUTH AFRICA		105,061,124
Taiwan - 13.1%
Accton Technology Corp.	267,000	2,011,564
Acer, Inc.	1,526,000	1,045,594
Advantech Co. Ltd.	225,066	2,044,532
ASE Technology Holding Co. Ltd.	1,730,592	4,268,919
Asia Cement Corp.	1,216,000	1,406,238
ASMedia Technology, Inc.	14,000	252,620
ASUSTeK Computer, Inc.	374,502	2,740,202
AUO Corp.	3,528,800	1,848,971
Catcher Technology Co. Ltd.	349,095	1,834,551
Cathay Financial Holding Co. Ltd.	4,193,809	4,914,925
Chang Hwa Commercial Bank	2,525,959	1,300,022
Cheng Shin Rubber Industry Co. Ltd.	957,000	958,365
China Airlines Ltd.	1,523,000	800,361
China Development Financial Ho	8,237,624	3,000,933
China Steel Corp.	6,250,289	5,203,084
Chunghwa Telecom Co. Ltd.	2,003,129	6,899,876
Compal Electronics, Inc.	2,226,000	1,456,210
CTBC Financial Holding Co. Ltd.	9,301,778	5,883,186
Delta Electronics, Inc.	1,029,717	8,220,752
E Ink Holdings, Inc.	452,000	2,879,829
E.SUN Financial Holdings Co. Ltd.	6,785,733	4,880,914
ECLAT Textile Co. Ltd.	101,129	1,330,975
eMemory Technology, Inc.	34,000	1,133,193
EVA Airways Corp.	1,350,000	979,413
Evergreen Marine Corp. (Taiwan)	535,494	2,282,831
Far Eastern New Century Corp.	1,703,000	1,697,509
Far EasTone Telecommunications Co. Ltd.	840,348	1,842,023
Feng Tay Enterprise Co. Ltd.	233,390	1,161,378
First Financial Holding Co. Ltd.	5,597,251	4,295,032
Formosa Chemicals & Fibre Corp.	1,854,149	3,995,267
Formosa Petrochemical Corp.	603,347	1,552,607
Formosa Plastics Corp.	2,185,085	5,629,707
Fubon Financial Holding Co. Ltd.	3,944,713	6,237,377
Giant Manufacturing Co. Ltd.	161,000	1,025,780
GlobalWafers Co. Ltd.	116,000	1,289,328
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,605,465	20,991,510
Hotai Motor Co. Ltd.	159,000	2,878,899
Hua Nan Financial Holdings Co. Ltd.	4,695,379	3,064,356
Innolux Corp.	4,883,380	1,794,136
Inventec Corp.	1,327,000	1,003,869
Largan Precision Co. Ltd.	53,451	3,065,801
Lite-On Technology Corp.	1,055,044	2,093,471
MediaTek, Inc.	802,615	14,681,678
Mega Financial Holding Co. Ltd.	5,910,446	5,479,083
Micro-Star International Co. Ltd.	356,000	1,208,594
momo.com, Inc.	35,200	526,570
Nan Ya Plastics Corp.	2,514,358	5,324,321
Nan Ya Printed Circuit Board Corp.	119,000	780,322
Nanya Technology Corp.	653,000	1,103,383
Nien Made Enterprise Co. Ltd.	94,000	725,677
Novatek Microelectronics Corp.	305,000	2,278,942
Pegatron Corp.	1,063,000	1,944,472
Pou Chen Corp.	1,197,391	1,011,624
Powerchip Semiconductor Manufacturing Corp.	1,556,933	1,486,747
President Chain Store Corp.	300,000	2,492,714
Quanta Computer, Inc.	1,432,000	3,036,795
Realtek Semiconductor Corp.	243,000	1,921,157
Ruentex Development Co. Ltd.	931,440	1,143,580
Shin Kong Financial Holding Co. Ltd.	6,995,732	1,735,160
Sinopac Financial Holdings Co.	5,426,535	2,708,725
Synnex Technology International Corp.	713,700	1,163,906
Taishin Financial Holdings Co. Ltd.	5,731,194	2,354,385
Taiwan Cement Corp.	3,204,354	3,005,262
Taiwan Cooperative Financial Holding Co. Ltd.	5,191,516	4,023,932
Taiwan High Speed Rail Corp.	1,064,000	926,967
Taiwan Mobile Co. Ltd.	906,000	2,671,315
Taiwan Semiconductor Manufacturing Co. Ltd.	13,023,740	156,421,205
The Shanghai Commercial & Savings Bank Ltd.	1,896,420	2,728,154
The Shanghai Commercial & Savings Bank Ltd. rights (a)	139,019	40,515
Uni-President Enterprises Corp.	2,553,332	5,185,194
Unimicron Technology Corp.	662,000	2,555,311
United Microelectronics Corp.	6,269,000	7,530,867
Vanguard International Semiconductor Corp.	474,000	975,805
Voltronic Power Technology Corp.	34,000	1,380,914
Walsin Lihwa Corp.	1,350,779	1,497,189
Wan Hai Lines Ltd.	369,415	775,389
Win Semiconductors Corp.	180,000	680,846
Winbond Electronics Corp.	1,583,000	957,044
Wiwynn Corp.	45,629	1,024,226
WPG Holding Co. Ltd.	858,880	1,170,329
Yageo Corp.	184,114	2,094,929
Yang Ming Marine Transport Corp.	918,000	1,713,387
Yuanta Financial Holding Co. Ltd.	5,299,141	3,236,593
TOTAL TAIWAN		386,899,318
Thailand - 2.2%
Advanced Information Service PCL NVDR	629,900	3,162,331
Airports of Thailand PCL NVDR (a)	2,314,900	4,502,631
Asset World Corp. PCL NVDR	4,376,900	701,777
B. Grimm Power PCL:
(For. Reg.)	70,900	62,896
NVDR	353,400	313,504
Bangkok Commercial Asset Management PCL:
(For. Reg.)	66,700	26,824
NVDR	859,200	345,532
Bangkok Dusit Medical Services PCL:
(For. Reg.)	47,900	37,142
NVDR	5,400,200	4,187,302
Bangkok Expressway and Metro PCL NVDR	4,068,000	1,005,104
Berli Jucker PCL unit	656,600	591,104
BTS Group Holdings PCL NVDR	4,317,900	942,005
Bumrungrad Hospital PCL:
NVDR	302,500	1,804,902
(For. Reg.)	8,200	48,926
Carabao Group PCL NVDR	166,200	394,258
Central Pattana PCL:
(For. Reg.)	449,000	811,375
NVDR	626,900	1,132,853
Central Retail Corp. PCL:
(For. Reg.)	217,424	240,026
NVDR	727,300	802,907
Charoen Pokphand Foods PCL:
(For. Reg.)	1,700	1,128
(NVDR)	2,060,600	1,367,595
CP ALL PCL NVDR	3,080,100	4,857,563
Delta Electronics PCL NVDR	164,600	2,509,344
Electricity Generating PCL:
(For. Reg.)	5,400	24,200
NVDR	127,100	569,603
Energy Absolute PCL NVDR	882,600	2,238,688
Global Power Synergy Public Co. Ltd.:
(For. Reg.)	600	978
NVDR	354,700	578,037
Gulf Energy Development PCL:
(For. Reg.)	46,100	61,192
NVDR	1,486,500	1,973,144
Home Product Center PCL NVDR	3,189,800	1,224,105
Indorama Ventures PCL NVDR	898,200	991,573
Intouch Holdings PCL NVDR	602,300	1,139,850
JMT Network Services PCL NVDR	332,500	568,077
Kasikornbank PCL NVDR	313,000	1,201,157
Krung Thai Bank PCL:
(For. Reg.)	553,800	254,738
NVDR	1,288,400	592,640
Krungthai Card PCL:
(For. Reg.)	142,000	212,748
NVDR	323,200	484,227
Land & House PCL:
NVDR	4,284,800	1,036,146
(For. Reg.)	217,100	52,499
Minor International PCL:
unit (a)	1,549,300	1,150,420
(For. Reg.) (a)	127,526	94,693
Muangthai Leasing PCL:
(For. Reg.)	4,001	3,812
NVDR	390,400	371,981
Osotspa PCL NVDR	790,200	550,409
PTT Exploration and Production PCL:
(For. Reg.)	29,800	142,166
NVDR	702,600	3,351,870
PTT Global Chemical PCL NVDR	1,220,300	1,395,270
PTT Oil & Retail Business PCL NVDR	1,618,700	1,025,382
PTT PCL NVDR	5,398,300	5,108,130
Ratch Group PCL unit	576,100	620,846
Robinsons Department Store PCL (For. Reg.) (a)	55,100	96,309
SCB X PCL:
(For. Reg.)	184,500	514,049
NVDR unit	179,200	499,282
SCG Packaging PCL NVDR	695,300	950,338
Siam Cement PCL:
(For. Reg.)	18,200	154,995
NVDR	392,100	3,339,214
Siam Commercial Bank PCL (For. Reg.)	204,200	472,618
Srisawad Corp. PCL:
warrants 8/29/25 (a)	16,016	1,364
NVDR	364,700	393,027
Thai Oil PCL NVDR	663,121	949,930
Thai Union Frozen Products PCL:
(For. Reg.)	100	47
NVDR	1,500,500	709,922
rights (a)(c)	42,547	19,689
rights (a)(c)	2	1
True Corp. PCL NVDR	6,130,400	799,232
TOTAL THAILAND		65,767,627
Turkey - 0.5%
Akbank TAS	1,653,546	1,298,728
Aselsan A/S	352,673	610,453
Bim Birlesik Magazalar A/S JSC	237,777	1,711,706
Eregli Demir ve Celik Fabrikalari T.A.S.	736,030	1,174,374
Ford Otomotiv Sanayi A/S	37,772	736,599
Haci Omer Sabanci Holding A/S	539,363	971,849
Koc Holding A/S	401,160	1,198,248
Turk Hava Yollari AO (a)	292,858	1,593,753
Turk Sise ve Cam Fabrikalari A/S	720,133	1,285,188
Turkcell Iletisim Hizmet A/S	634,616	874,145
Turkiye Is Bankasi A/S Series C	1,851,485	927,023
Turkiye Petrol Rafinerileri A/S (a)	65,825	1,340,246
TOTAL TURKEY		13,722,312
United Arab Emirates - 1.5%
Abu Dhabi Commercial Bank PJSC	1,474,128	3,792,576
Abu Dhabi Islamic Bank	767,598	1,985,293
Abu Dhabi National Oil Co. for Distribution PJSC	1,644,030	2,018,615
Aldar Properties PJSC	2,061,304	2,424,337
Dubai Islamic Bank Pakistan Ltd.	1,535,713	2,433,326
Emaar Properties PJSC (a)	2,138,074	3,527,464
Emirates NBD Bank PJSC	1,003,817	3,621,076
Emirates Telecommunications Corp.	1,837,718	12,908,204
First Abu Dhabi Bank PJSC	2,337,675	11,392,116
TOTAL UNITED ARAB EMIRATES		44,103,007
United States of America - 0.6%
360 DigiTech, Inc. ADR	57,026	579,384
Legend Biotech Corp. ADR (a)	25,379	1,264,382
Li Auto, Inc. ADR (a)	288,827	3,933,824
Southern Copper Corp.	45,049	2,115,952
Yum China Holdings, Inc.	222,359	9,194,545
TOTAL UNITED STATES OF AMERICA		17,088,087
TOTAL COMMON STOCKS (Cost $2,799,982,977)		2,866,578,824

Nonconvertible Preferred Stocks - 2.7%
	Shares	Value ($)
Brazil - 1.8%
Banco Bradesco SA (PN)	2,828,288	10,874,030
Braskem SA Class A	101,900	664,998
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	128,505	1,326,471
Companhia Energetica de Minas Gerais (CEMIG) (PN)	737,060	1,622,374
Gerdau SA	606,400	3,022,902
Itau Unibanco Holding SA	2,562,771	15,082,420
Itausa-Investimentos Itau SA (PN)	2,449,012	5,091,935
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	2,472,100	14,266,441
TOTAL BRAZIL		51,951,571
Chile - 0.2%
Sociedad Quimica y Minera de Chile SA (PN-B)	75,478	7,183,810
Colombia - 0.1%
Bancolombia SA (PN)	244,933	1,549,817
Korea (South) - 0.6%
Hyundai Motor Co.	10,549	579,437
Hyundai Motor Co. Series 2	17,174	960,181
LG Chemical Ltd.	3,892	788,042
LG H & H Co. Ltd.	910	178,835
Samsung Electronics Co. Ltd.	434,401	16,221,712
TOTAL KOREA (SOUTH)		18,728,207
Russia - 0.0%
Surgutneftegas OJSC (c)	3,570,022	93,142
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $59,143,019)		79,506,547

Government Obligations - 0.5%
	Principal Amount (e)	Value ($)
United States of America - 0.5%
U.S. Treasury Bills, yield at date of purchase 1.15% 1/26/23 (f) (Cost $14,959,168)	15,000,000	14,857,115

Money Market Funds - 0.7%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	3,463,651	3,464,344
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	16,507,890	16,509,541
TOTAL MONEY MARKET FUNDS (Cost $19,973,885)		19,973,885

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $2,894,059,049)	2,980,916,371
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(24,823,935)
NET ASSETS - 100.0%	2,956,092,436

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	248	Dec 2022	10,584,640	(394,271)	(394,271)

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $142,129,304 or 4.8% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $782,475.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	90,704,884	1,831,193,158	1,918,433,698	460,608	-	-	3,464,344	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	31,019,879	190,371,277	204,881,615	286,718	-	-	16,509,541	0.0%
Total	121,724,763	2,021,564,435	2,123,315,313	747,326	-	-	19,973,885

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	257,115,841	128,613,635	127,350,705	1,151,501
Consumer Discretionary	360,554,963	217,843,296	142,620,711	90,956
Consumer Staples	191,443,597	189,757,336	1,642,121	44,140
Energy	166,185,118	159,294,835	5,301,542	1,588,741
Financials	696,153,110	569,227,943	126,411,928	513,239
Health Care	120,100,014	103,426,965	16,673,049	-
Industrials	179,749,472	172,409,302	7,340,170	-
Information Technology	558,822,820	384,887,757	173,935,063	-
Materials	269,929,619	240,426,161	28,433,384	1,070,074
Real Estate	50,819,909	45,586,265	5,088,538	145,106
Utilities	95,210,908	92,389,279	2,655,946	165,683

Government Obligations	14,857,115	-	14,857,115	-

Money Market Funds	19,973,885	19,973,885	-	-
Total Investments in Securities:	2,980,916,371	2,323,836,659	652,310,272	4,769,440
Derivative Instruments:

Liabilities
Futures Contracts	(394,271)	(394,271)	-	-
Total Liabilities	(394,271)	(394,271)	-	-
Total Derivative Instruments:	(394,271)	(394,271)	-	-

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Energy
Beginning Balance	$43
Net Realized Gain (Loss) on Investment Securities	(62,666)
Net Unrealized Gain (Loss) on Investment Securities	(79,578,044)
Cost of Purchases	10,797,960
Proceeds of Sales	(667,017)
Amortization/Accretion	-
Transfers into Level 3	71,098,465
Transfers out of Level 3	-
Ending Balance	$1,588,741
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(79,578,000)
Financials
Beginning Balance	$594,787
Net Realized Gain (Loss) on Investment Securities	(711,901)
Net Unrealized Gain (Loss) on Investment Securities	(37,475,118)
Cost of Purchases	4,635,618
Proceeds of Sales	(576,004)
Amortization/Accretion	-
Transfers into Level 3	34,045,857
Transfers out of Level 3	-
Ending Balance	$513,239
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(37,800,475)
Other Investments in Securities
Beginning Balance	$1,103,079
Net Realized Gain (Loss) on Investment Securities	(823,780)
Net Unrealized Gain (Loss) on Investment Securities	(47,514,619)
Cost of Purchases	9,659,917
Proceeds of Sales	(2,743,884)
Amortization/Accretion	-
Transfers into Level 3	42,986,747
Transfers out of Level 3	-
Ending Balance	$2,667,460
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(47,266,929)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(394,271)
Total Equity Risk	0	(394,271)
Total Value of Derivatives	0	(394,271)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $14,296,237) - See accompanying schedule:
Unaffiliated issuers (cost $2,874,085,164)	$2,960,942,486
Fidelity Central Funds (cost $19,973,885)	19,973,885

Total Investment in Securities (cost $2,894,059,049)		$2,980,916,371
Foreign currency held at value (cost $3,014,284)		2,890,369
Receivable for fund shares sold		1,454,451
Dividends receivable		2,534,871
Distributions receivable from Fidelity Central Funds		27,771
Prepaid expenses		5,185
Receivable from investment adviser for expense reductions		92,095
Total assets		2,987,921,113
Liabilities
Payable for investments purchased	$11,957
Payable for fund shares redeemed	1,276,612
Accrued management fee	190,872
Payable for daily variation margin on futures contracts	33,338
Deferred taxes	13,166,390
Other payables and accrued expenses	628,714
Collateral on securities loaned	16,520,794
Total Liabilities		31,828,677
Net Assets		$2,956,092,436
Net Assets consist of:
Paid in capital		$3,499,056,036
Total accumulated earnings (loss)		(542,963,600)
Net Assets		$2,956,092,436
Net Asset Value , offering price and redemption price per share ($2,956,092,436 ÷ 267,030,184 shares)		$11.07

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$123,692,667
Non-Cash dividends		8,243,914
Interest		107,831
Income from Fidelity Central Funds (including $286,718 from security lending)		747,326
Income before foreign taxes withheld		132,791,738
Less foreign taxes withheld		(14,175,373)
Total Income		118,616,365
Expenses
Management fee	$2,938,191
Custodian fees and expenses	2,605,456
Independent trustees' fees and expenses	12,998
Registration fees	74,955
Audit	61,562
Legal	6,431
Interest	67,387
Miscellaneous	16,896
Total expenses before reductions	5,783,876
Expense reductions	(2,817,391)
Total expenses after reductions		2,966,485
Net Investment income (loss)		115,649,880
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $6,067,387)	(245,079,130)
Foreign currency transactions	(3,408,409)
Futures contracts	(67,959,180)
Total net realized gain (loss)		(316,446,719)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $5,904,131)	(1,204,488,023)
Assets and liabilities in foreign currencies	84,358
Futures contracts	686,411
Total change in net unrealized appreciation (depreciation)		(1,203,717,254)
Net gain (loss)		(1,520,163,973)
Net increase (decrease) in net assets resulting from operations		$(1,404,514,093)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$115,649,880	$81,878,413
Net realized gain (loss)	(316,446,719)	138,277,121
Change in net unrealized appreciation (depreciation)	(1,203,717,254)	391,718,795
Net increase (decrease) in net assets resulting from operations	(1,404,514,093)	611,874,329
Distributions to shareholders	(108,921,064)	(61,451,040)
Share transactions
Proceeds from sales of shares	1,927,174,410	904,679,177
Reinvestment of distributions	106,410,044	59,925,572
Cost of shares redeemed	(1,370,213,430)	(1,273,280,123)
Net increase (decrease) in net assets resulting from share transactions	663,371,024	(308,675,374)
Total increase (decrease) in net assets	(850,064,133)	241,747,915

Net Assets
Beginning of period	3,806,156,569	3,564,408,654
End of period	$2,956,092,436	$3,806,156,569

Other Information
Shares
Sold	132,184,146	53,294,459
Issued in reinvestment of distributions	6,895,296	3,717,467
Redeemed	(102,830,412)	(72,956,690)
Net increase (decrease)	36,249,030	(15,944,764)

Financial Highlights
Fidelity® SAI Emerging Markets Index Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.49	$14.45	$13.71	$12.62	$14.80
Income from Investment Operations
Net investment income (loss) A,B	.41	.36	.30	.42 C	.36
Net realized and unrealized gain (loss)	(5.38)	1.93	.80	.99	(2.18)
Total from investment operations	(4.97)	2.29	1.10	1.41	(1.82)
Distributions from net investment income	(.45)	(.25)	(.36)	(.32)	(.27)
Distributions from net realized gain	-	-	-	-	(.09)
Total distributions	(.45)	(.25)	(.36)	(.32)	(.36)
Net asset value, end of period	$11.07	$16.49	$14.45	$13.71	$12.62
Total Return D	(30.89)%	15.87%	8.19%	11.44%	(12.61)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.15%	.13%	.14%	.16%	.17%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.08%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.08%
Net investment income (loss)	2.95%	2.10%	2.21%	3.12% C	2.48%
Supplemental Data
Net assets, end of period (000 omitted)	$2,956,092	$3,806,157	$3,564,409	$3,840,772	$4,257,694
Portfolio turnover rate G	30%	16%	38%	22%	3%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.51%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity SAI Emerging Markets Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$679,288,768
Gross unrealized depreciation	(691,494,218)
Net unrealized appreciation (depreciation)	$(12,205,450)
Tax Cost	$2,993,121,821

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$70,157,788
Capital loss carryforward	$(587,626,215)
Net unrealized appreciation (depreciation) on securities and other investments	$(12,328,785)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(387,599,592)
Long-term	(200,026,623)
Total capital loss carryforward	$(587,626,215)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$ 108,921,064	$ 61,451,040

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Index Fund	1,824,575,067	1,137,327,650

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .075% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Index Fund	Borrower	$ 26,280,744	2.02%	$63,477

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Emerging Markets Index Fund	$6,800

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Emerging Markets Index Fund	$30,155	$13	$-

9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Index Fund	$ 4,692,900	2.00%	$ 3,910

10. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .075% of average net assets.   This reimbursement will remain in place through February 29, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,765,137.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $52,254.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Emerging Markets Fund
Fidelity SAI Emerging Markets Index Fund	19%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI Emerging Markets Index Fund	22%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Emerging Markets Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Emerging Markets Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2022
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® SAI Emerging Markets Index Fund	.08%
Actual		$ 1,000	$ 812.20	$ .37
Hypothetical- B		$ 1,000	$ 1,024.80	$ .41

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund designates 41% and 56% of the dividends distributed on December 6, 2021, and December 29, 2021, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes

12/06/21	$0.4956	$0.0466
12/29/21	$0.0023	$0.0000

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Emerging Markets Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity and Geode had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools.  The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one-, three, and five-year periods. No performance peer group information was considered by the Board as Fidelity advised the Board that the peer group, which is created by a third-party provider, includes a number of actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board considered that, effective August 1, 2019, the fund's management fee rate was reduced from 0.09% to 0.075%. The Board considered that the chart below reflects the fund's lower management fee rate for 2019 as if the lower fee rate were in effect for the entire period.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.075% through February 28, 2023.

Fees Charged to Other Clients . The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9879600.106
SV6-ANN-1222
Fidelity® Emerging Markets Index Fund
Fidelity® Global ex U.S. Index Fund

Annual Report
October 31, 2022

Contents

Fidelity® Emerging Markets Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Global ex U.S. Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Emerging Markets Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Index Fund	-30.81%	-3.27%	0.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Index Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Fidelity® Emerging Markets Index Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2022, the fund returned -30.81%, compared with the -31.01% result of the benchmark MSCI Emerging Markets (Net MA) index . (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, as well as by required local capital gains tax.) By region, Emerging Asia returned -34.38% and detracted most, followed by Emerging Europe. By sector, stocks in the consumer discretionary sector returned -47% and detracted most, followed by information technology, which returned -35%. Communication services returned about -46% and financials detracted -14%, especially in the banks industry (-9%). Materials (-22%) and health care (-37%) hampered results. Other notable detractors included the consumer staples (-21%) and energy (-18%) sectors. Industrials (-17%), real estate (-40%), and utilities (-5%) also hurt. In contrast, Latin America gained 18% and contributed most, followed by the Middle East (+4%). Turning to individual stocks, the biggest individual detractor was Taiwan Semiconductor (-42%), from the semiconductors & semiconductor equipment industry. Tencent Holdings, within the media & entertainment group, returned -56% and hindered the fund. In retailing, Alibaba Group Holding (-63%) and Meituan (-54%) hurt. Another detractor was Samsung Electronics (-29%), a stock in the technology hardware & equipment segment. In contrast, the biggest individual contributor was Petroleo Brasileiro (+101%), also known as Petrobras, from the energy sector. In materials, Saudi Arabian Mining Company (+105%) and Vale (+12%) helped. Itau Unibanco Holding, within the banks category, advanced roughly 47% and lifted the fund. Another contributor was Adani Total Gas (+127%), a stock in the utilities sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Index Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	5.2
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.5
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.9
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	2.1
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.6
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.2
Infosys Ltd. (India, IT Services)	1.1
ICICI Bank Ltd. (India, Banks)	1.0
Vale SA (Brazil, Metals & Mining)	0.9
Housing Development Finance Corp. Ltd. (India, Diversified Financial Services)	0.9
20.4

Market Sectors (% of Fund's net assets)

Financials	23.7
Information Technology	18.3
Consumer Discretionary	11.6
Materials	8.5
Communication Services	8.1
Consumer Staples	6.9
Energy	6.0
Industrials	5.7
Health Care	3.9
Utilities	3.3
Real Estate	1.5

Asset Allocation (% of Fund's net assets)

Foreign investments - 96.9%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Emerging Markets Index Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value ($)
Bermuda - 0.5%
Alibaba Health Information Technology Ltd. (a)	4,346,000	1,838,135
Alibaba Pictures Group Ltd. (a)	11,450,000	423,012
Beijing Enterprises Water Group Ltd.	3,844,000	808,011
China Gas Holdings Ltd.	2,740,000	2,429,459
China Resource Gas Group Ltd.	845,300	2,164,495
China Ruyi Holdings Ltd. (a)	4,424,000	693,218
Cosco Shipping Ports Ltd.	1,780,977	878,049
Credicorp Ltd.	5,134	748,537
Credicorp Ltd. (United States)	60,633	8,874,246
Hopson Development Holdings Ltd.	736,452	591,064
Kunlun Energy Co. Ltd.	3,576,000	2,136,584
Nine Dragons Paper (Holdings) Ltd.	1,547,000	916,417
Orient Overseas International Ltd.	120,500	1,760,760
Shenzhen International Holdings Ltd.	1,105,336	743,495
TOTAL BERMUDA		25,005,482
Brazil - 4.6%
Ambev SA	4,292,300	13,295,286
Americanas SA	581,011	1,747,926
Atacadao SA	441,000	1,661,380
B3 SA - Brasil Bolsa Balcao	5,577,542	16,239,712
Banco Bradesco SA	1,454,780	4,686,388
Banco BTG Pactual SA unit	1,087,200	6,091,098
Banco do Brasil SA	792,700	5,681,106
Banco Santander SA (Brasil) unit	345,300	1,990,714
BB Seguridade Participacoes SA	644,200	3,702,700
BRF SA (a)	562,736	1,368,302
CCR SA	1,150,200	2,885,798
Centrais Eletricas Brasileiras SA (Electrobras)	989,265	9,541,222
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	312,200	3,632,411
Companhia Siderurgica Nacional SA (CSN)	604,800	1,437,798
Cosan SA	1,126,996	3,678,473
CPFL Energia SA	217,700	1,492,776
Energisa SA unit	186,900	1,754,483
ENGIE Brasil Energia SA	178,150	1,387,125
Equatorial Energia SA	930,200	5,407,784
Hapvida Participacoes e Investimentos SA (b)	4,247,344	6,413,568
Hypera SA	380,000	3,737,838
Itausa-Investimentos Itau SA	41,542	87,017
JBS SA	718,500	3,471,834
Klabin SA unit	688,600	2,882,109
Localiza Rent a Car SA	2,087	28,500
Localiza Rent a Car SA	680,342	9,290,741
Lojas Renner SA	894,698	5,352,080
Magazine Luiza SA	2,758,524	2,387,107
Natura & Co. Holding SA (a)	816,490	2,363,087
Petro Rio SA (a)	646,200	4,427,261
Petroleo Brasileiro SA - Petrobras (ON)	3,319,297	21,372,533
Raia Drogasil SA	967,000	4,925,326
Rede D'Oregon Sao Luiz SA (b)	369,400	2,300,571
Rumo SA	1,189,800	5,099,636
Suzano Papel e Celulose SA	692,317	7,130,242
Telefonica Brasil SA	456,400	3,649,963
TIM SA	761,600	1,946,205
Totvs SA	481,800	3,092,922
Ultrapar Participacoes SA	682,300	1,771,299
Vale SA	3,661,107	47,579,153
Vibra Energia SA	1,056,091	3,731,228
Weg SA	1,524,864	11,890,722
TOTAL BRAZIL		242,613,424
British Virgin Islands - 0.0%
Tianhe Chemicals Group Ltd. (a)(c)	376,000	0
VK Co. Ltd. unit (a)(c)	100,000	44,550
TOTAL BRITISH VIRGIN ISLANDS		44,550
Cayman Islands - 13.5%
3SBio, Inc. (b)	1,272,500	898,085
AAC Technology Holdings, Inc. (a)	679,000	1,243,779
Airtac International Group	128,551	2,949,332
Alibaba Group Holding Ltd. (a)	13,901,940	108,086,287
Anta Sports Products Ltd.	1,115,800	9,808,106
Autohome, Inc. ADR Class A	68,531	1,790,030
Baidu, Inc. Class A (a)	2,018,152	19,348,031
BeiGene Ltd. ADR (a)(d)	43,010	7,263,959
Bilibili, Inc. Class Z (a)	168,532	1,501,855
Bosideng International Holdings Ltd.	2,926,000	1,263,641
Chailease Holding Co. Ltd.	1,257,102	5,807,286
China Conch Venture Holdings Ltd.	1,497,500	2,209,149
China Feihe Ltd. (b)	3,204,000	1,844,933
China Hongqiao Group Ltd.	2,102,500	1,491,904
China Huishan Dairy Holdings Co. Ltd. (a)(c)	888,000	1
China Liansu Group Holdings Ltd.	1,020,000	827,731
China Literature Ltd. (a)(b)	385,200	1,037,878
China Medical System Holdings Ltd.	1,214,000	1,325,407
China Meidong Auto Holding Ltd.	500,000	657,354
China Mengniu Dairy Co. Ltd.	2,890,000	9,259,457
China Overseas Property Holdings Ltd.	1,230,000	774,073
China Resources Cement Holdings Ltd.	2,146,000	776,422
China Resources Land Ltd.	2,938,744	9,209,723
China Resources Microelectronics Ltd. (A Shares)	62,086	430,689
China Resources Mixc Lifestyle Services Ltd. (b)	618,800	1,813,125
China State Construction International Holdings Ltd.	1,845,000	1,659,399
ChinaSoft International Ltd.	2,492,000	1,650,825
CIFI Holdings Group Co. Ltd. (c)	3,886,485	257,460
Country Garden Holdings Co. Ltd.	7,414,958	954,069
Country Garden Services Holdings Co. Ltd.	1,858,000	1,623,751
Dali Foods Group Co. Ltd. (b)	1,799,000	740,258
Daqo New Energy Corp. ADR (a)	54,975	2,418,350
Dongyue Group Co. Ltd.	1,311,000	1,139,034
ENN Energy Holdings Ltd.	723,700	7,195,835
GDS Holdings Ltd. Class A (a)	799,792	892,689
Geely Automobile Holdings Ltd.	5,502,000	5,915,790
Genscript Biotech Corp. (a)	1,054,000	2,663,986
Greentown China Holdings Ltd.	802,000	763,211
Greentown Service Group Co. Ltd.	1,292,000	529,991
H World Group Ltd. ADR	176,124	4,769,438
Haidilao International Holding Ltd. (a)(b)(d)	1,011,000	1,501,756
Haitian International Holdings Ltd.	574,000	1,149,514
Hansoh Pharmaceutical Group Co. Ltd. (b)	1,068,000	1,649,011
Hengan International Group Co. Ltd.	575,500	2,232,453
HUTCHMED China Ltd. sponsored ADR (a)(d)	80,514	711,744
Hygeia Healthcare Holdings Co. (a)(b)	306,400	1,327,142
Innovent Biologics, Inc. (a)(b)	939,000	3,325,524
iQIYI, Inc. ADR (a)(d)	322,810	652,076
JD Health International, Inc. (a)(b)	1,024,450	5,618,413
JD.com, Inc. Class A	1,975,457	35,974,099
Jinxin Fertility Group Ltd. (b)	1,409,000	694,659
Jiumaojiu International Holdings Ltd. (b)(d)	655,000	1,028,020
JOYY, Inc. ADR	43,781	1,104,595
Kanzhun Ltd. ADR (a)	168,113	1,837,475
KE Holdings, Inc. ADR (a)	609,305	6,202,725
Kingboard Chemical Holdings Ltd.	610,500	1,505,708
Kingboard Laminates Holdings Ltd.	880,000	702,910
Kingdee International Software Group Co. Ltd. (a)	2,398,000	3,922,509
Kingsoft Corp. Ltd.	876,000	2,650,437
Kuaishou Technology Class B (a)(b)	1,599,500	6,581,676
Li Ning Co. Ltd.	2,152,500	11,133,172
Longfor Properties Co. Ltd. (b)	1,681,000	2,141,497
Lufax Holding Ltd. ADR	627,439	997,628
Meituan Class B (a)(b)	4,033,600	64,580,138
Microport Scientific Corp. (a)	572,400	1,209,021
Ming Yuan Cloud Group Holdings Ltd.	644,000	296,171
Minth Group Ltd.	686,000	1,354,583
NetEase, Inc.	1,898,450	21,063,784
New Oriental Education & Technology Group, Inc. (a)	1,407,510	3,295,896
NIO, Inc. sponsored ADR (a)	1,253,696	12,123,240
Parade Technologies Ltd.	69,000	1,302,815
Pinduoduo, Inc. ADR (a)	463,095	25,391,499
Ping An Healthcare and Technology Co. Ltd. (a)(b)(d)	473,200	872,897
Pop Mart International Group Ltd. (b)(d)	501,400	648,975
RLX Technology, Inc. ADR (a)(d)	436,045	545,056
Sany Heavy Equipment International Holdings Co. Ltd.	960,000	787,602
Seazen Group Ltd. (a)	1,830,000	293,746
Shenzhou International Group Holdings Ltd.	754,500	5,238,496
Silergy Corp.	294,000	3,409,066
Sino Biopharmaceutical Ltd.	9,497,000	4,609,578
Smoore International Holdings Ltd. (b)	1,697,000	1,805,170
Sunny Optical Technology Group Co. Ltd.	651,300	5,646,235
TAL Education Group ADR (a)	413,189	1,946,120
Tencent Holdings Ltd.	5,720,100	150,305,889
Tencent Music Entertainment Group ADR (a)	649,730	2,345,525
Tingyi (Cayman Islands) Holding Corp.	1,804,000	2,822,179
Tongcheng Travel Holdings Ltd. (a)	1,090,800	1,700,890
Topsports International Holdings Ltd. (b)	1,649,000	831,889
Trip.com Group Ltd. ADR (a)	498,495	11,280,942
Uni-President China Holdings Ltd.	1,132,000	836,419
Vinda International Holdings Ltd.	340,000	637,583
Vipshop Holdings Ltd. ADR (a)	400,025	2,788,174
Want Want China Holdings Ltd.	4,370,000	2,872,638
Weibo Corp. sponsored ADR (a)	67,012	758,576
Wuxi Biologics (Cayman), Inc. (a)(b)	3,277,500	14,747,578
Xiaomi Corp. Class B (a)(b)	13,960,800	15,668,807
Xinyi Solar Holdings Ltd.	4,461,498	4,427,595
XPeng, Inc. ADR (a)(d)	386,976	2,561,781
XTEP International Holdings Ltd.	1,191,500	1,092,889
Yadea Group Holdings Ltd. (b)	1,118,000	1,706,272
Yihai International Holding Ltd.	420,000	691,292
Zai Lab Ltd. ADR (a)	81,156	1,808,156
Zhen Ding Technology Holding Ltd.	626,000	2,057,295
Zhongsheng Group Holdings Ltd. Class H	544,000	2,065,213
ZTO Express, Inc. sponsored ADR	385,021	6,503,005
TOTAL CAYMAN ISLANDS		706,367,741
Chile - 0.4%
Banco de Chile	42,068,389	3,847,463
Banco de Credito e Inversiones	51,705	1,440,725
Banco Santander Chile	60,527,382	2,168,337
Cencosud SA	1,266,356	1,704,581
Compania Cervecerias Unidas SA	109,094	598,369
Compania Sud Americana de Vapores SA	14,564,732	1,011,118
Empresas CMPC SA	1,059,270	1,680,686
Empresas COPEC SA	367,389	2,531,811
Enel Americas SA	19,848,074	1,966,506
Enel Chile SA	26,168,411	920,817
Falabella SA	710,721	1,389,654
TOTAL CHILE		19,260,067
China - 11.1%
360 Security Technology, Inc. (A Shares)	412,800	400,200
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	123,000	244,050
A-Living Smart City Services C (H Shares) (b)	599,000	339,576
Advanced Micro-Fabrication Equipment, Inc., China (A Shares) (a)	35,037	532,495
AECC Aero-Engine Control Co. Ltd. (A Shares)	76,100	312,616
AECC Aviation Power Co. Ltd.	151,800	1,011,044
Agricultural Bank of China Ltd.:
(A Shares)	5,390,700	2,037,318
(H Shares)	25,770,000	7,355,621
Aier Eye Hospital Group Co. Ltd. (A Shares)	397,857	1,345,639
Air China Ltd.:
(A Shares) (a)	192,000	254,233
(H Shares) (a)	1,950,000	1,356,366
Aluminum Corp. of China Ltd.:
(A shares)	912,000	482,044
(H Shares)	3,104,000	884,894
Amlogic Shanghai Co. Ltd. (A Shares) (a)	23,243	182,560
Angel Yeast Co. Ltd. (A Shares)	45,600	225,911
Anhui Conch Cement Co. Ltd.:
(A Shares)	273,300	908,642
(H Shares)	1,019,000	2,622,257
Anhui Gujing Distillery Co. Ltd.:
(A Shares)	18,900	509,994
(B Shares)	97,000	1,143,415
Anhui Honglu Steel Construction Group Co. Ltd.	38,910	181,579
Anhui Kouzi Distillery Co. Ltd. (A Shares)	32,700	181,346
Anhui Yingjia Distillery Co. Ltd. (A Shares)	38,400	247,661
Anjoy Foods Group Co. Ltd. (A Shares)	16,700	307,181
Apeloa Pharmaceutical Co. Ltd. A Shares	63,400	180,748
Asia - Potash International Investment Guangzhou Co. Ltd. (A Shares) (a)	52,400	182,968
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	19,140	375,283
Avary Holding Shenzhen Co. Ltd. (A Shares)	107,800	439,147
AVIC Capital Co. Ltd. (A Shares)	479,100	198,780
AVIC Electromechanical Systems Co. Ltd. (A Shares)	221,100	354,225
AviChina Industry & Technology Co. Ltd. (H Shares)	2,143,000	939,140
Avicopter PLC (A Shares)	34,000	204,385
Bank of Beijing Co. Ltd. (A Shares)	1,208,380	668,482
Bank of Changsha Co. Ltd. (A Shares)	238,800	210,584
Bank of Chengdu Co. Ltd. (A Shares)	208,300	388,482
Bank of China Ltd.:
(A Shares)	2,434,600	1,003,457
(H Shares)	72,199,000	23,253,668
Bank of Communications Co. Ltd.:
(A Shares)	2,292,700	1,397,050
(H Shares)	7,909,000	3,858,958
Bank of Hangzhou Co. Ltd. (A Shares)	339,020	562,178
Bank of Jiangsu Co. Ltd. (A Shares)	825,700	782,408
Bank of Nanjing Co. Ltd. (A Shares)	585,200	826,968
Bank of Ningbo Co. Ltd. (A Shares)	371,980	1,210,238
Bank of Shanghai Co. Ltd. (A Shares)	815,377	623,013
Baoshan Iron & Steel Co. Ltd. (A Shares)	1,265,600	833,578
BBMG Corp.:
(A Shares)	438,700	139,968
(H Shares)	129,000	13,311
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	1,760,000	952,909
Beijing Dabeinong Technology Group Co. Ltd. (A Shares) (a)	232,300	291,373
Beijing Easpring Material Technology Co. Ltd. (A Shares)	27,700	223,750
Beijing Enlight Media Co. Ltd. (A Shares)	167,700	154,544
Beijing Kingsoft Office Software, Inc. (A Shares)	26,219	1,043,820
Beijing New Building Materials PLC (A Shares)	91,600	248,727
Beijing Originwater Technology Co. Ltd. (A Shares)	196,700	126,862
Beijing Roborock Technology Co. Ltd. (A Shares)	5,210	167,667
Beijing Shiji Information Technology Co. Ltd. (A Shares)	101,920	176,405
Beijing Shunxin Agriculture Co. Ltd.	39,900	111,785
Beijing Sinnet Technology Co. Ltd. (A Shares)	96,400	114,314
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	91,740	259,659
Beijing Tongrentang Co. Ltd. (A Shares)	78,300	522,686
Beijing United Information Technology Co. Ltd. (A Shares)	27,535	467,532
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	34,605	594,780
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. (A Shares)	13,300	209,110
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	2,324,600	1,419,671
Betta Pharmaceuticals Co. Ltd. (A Shares)	22,000	137,701
BGI Genomics Co. Ltd.	22,100	167,863
Bloomage Biotechnology Corp. Ltd. (A Shares)	17,713	257,076
BOC International China Co. Ltd.	160,000	230,265
BOE Technology Group Co. Ltd. (A Shares)	2,121,300	970,182
BTG Hotels Group Co. Ltd.	62,300	185,376
By-Health Co. Ltd. (A Shares)	90,900	218,073
BYD Co. Ltd.:
(A Shares)	104,800	3,539,829
(H Shares)	746,500	16,709,032
Caitong Securities Co. Ltd.	249,990	244,756
CanSino Biologics, Inc.:
(A Shares)	9,667	251,044
(H Shares) (b)(d)	65,400	608,205
CECEP Solar Energy Co. Ltd. (A Shares)	232,900	215,586
CECEP Wind-Power Corp. (A Shares)	282,700	165,682
CGN Power Co. Ltd. (H Shares) (b)	8,886,000	1,799,920
Chacha Food Co. Ltd. (A Shares)	15,100	91,350
Changchun High & New Technology Industry Group, Inc. (A Shares)	22,800	505,459
Changjiang Securities Co. Ltd. (A Shares)	299,000	213,311
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	15,800	264,902
Chaozhou Three-Circle Group Co. (A Shares)	108,700	422,720
Chengtun Mining Group Co. Ltd. (A Shares)	186,600	141,555
Chengxin Lithium Group Co. Ltd. (A Shares)	47,700	282,298
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)	91,900	236,832
China Baoan Group Co. Ltd. (A Shares)	139,700	221,136
China Cinda Asset Management Co. Ltd. (H Shares)	8,339,000	775,508
China CITIC Bank Corp. Ltd.:
(A Shares)	74,600	44,231
(H Shares)	8,085,000	3,048,747
China Coal Energy Co. Ltd. (H Shares)	1,864,000	1,372,535
China Communications Services Corp. Ltd. (H Shares)	2,088,000	582,538
China Construction Bank Corp.:
(A Shares)	954,700	698,092
(H Shares)	87,560,000	46,467,081
China CSSC Holdings Ltd. (A Shares)	251,400	912,943
China Eastern Airlines Corp. Ltd. (A Shares) (a)	526,100	345,791
China Energy Engineering Corp. Ltd. (A Shares)	1,859,400	583,060
China Everbright Bank Co. Ltd.:
(A Shares)	2,206,400	821,784
(H Shares)	2,924,000	756,176
China Galaxy Securities Co. Ltd.:
(A Shares)	154,700	190,862
(H Shares)	3,387,000	1,268,564
China Great Wall Securities Co. Ltd. (A Shares)	195,000	215,750
China Greatwall Technology Group Co. Ltd. (A Shares)	186,200	284,288
China International Capital Corp. Ltd.	69,800	331,084
China International Capital Corp. Ltd. (H Shares) (b)	1,366,400	1,900,860
China Jushi Co. Ltd. (A Shares)	231,404	370,733
China Life Insurance Co. Ltd.:
(A Shares)	124,700	454,206
(H Shares)	6,881,000	7,503,439
China Longyuan Power Grid Corp. Ltd. (H Shares)	3,051,000	3,486,457
China Meheco Co. Ltd. (A Shares)	79,760	137,832
China Merchants Bank Co. Ltd.:
(A Shares)	1,035,000	3,801,052
(H Shares)	3,658,846	12,025,788
China Merchants Energy Shipping Co. Ltd. (A Shares)	459,100	438,172
China Merchants Securities Co. Ltd. (A Shares)	418,600	716,496
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	450,000	807,830
China Minmetals Rare Earth Co. Ltd. (A Shares) (a)	58,200	229,839
China Minsheng Banking Corp. Ltd.:
(A Shares)	2,498,800	1,129,146
(H Shares)	4,549,040	1,321,309
China National Building Materials Co. Ltd. (H Shares)	3,566,000	2,071,552
China National Chemical Engineering Co. Ltd. (A Shares)	346,900	335,837
China National Nuclear Power Co. Ltd. (A Shares)	1,083,200	894,398
China Northern Rare Earth Group High-Tech Co. Ltd.	207,400	687,272
China Oilfield Services Ltd. (H Shares)	1,616,000	1,819,882
China Pacific Insurance (Group) Co. Ltd.	286,000	745,263
China Pacific Insurance (Group) Co. Ltd. (H Shares)	2,514,600	4,055,574
China Petroleum & Chemical Corp.:
(A Shares)	2,981,800	1,661,795
(H Shares)	21,635,000	8,574,523
China Railway Group Ltd.:
(A Shares)	1,028,200	702,559
(H Shares)	3,997,000	1,736,354
China Railway Signal & Communications Corp. (A Shares)	393,289	243,958
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	55,800	416,729
China Shenhua Energy Co. Ltd.:
(A Shares)	377,100	1,447,386
(H Shares)	3,066,000	8,065,697
China Southern Airlines Ltd.:
(A Shares) (a)	327,100	289,346
(H Shares) (a)	2,142,000	1,105,158
China State Construction Engineering Corp. Ltd. (A Shares)	2,378,380	1,546,961
China Suntien Green Energy Corp. Ltd. (H Shares)	1,649,000	626,018
China Three Gorges Renewables Group Co. Ltd. (A Shares)	1,625,300	1,239,634
China Tourism Group Duty Free Corp. Ltd. (A Shares)	110,800	2,432,991
China Tower Corp. Ltd. (H Shares) (b)	40,184,000	3,634,638
China United Network Communications Ltd. (A Shares)	1,789,100	823,149
China Vanke Co. Ltd.:
(A Shares)	610,900	1,130,971
(H Shares)	1,457,800	1,872,010
China Yangtze Power Co. Ltd. (A Shares)	1,294,600	3,591,532
China Zhenhua (Group) Science & Technology Co. Ltd. (A Shares)	29,500	544,725
China Zheshang Bank Co. Ltd. (a)	961,500	363,382
Chongqing Brewery Co. Ltd. (A Shares)	27,800	332,782
Chongqing Changan Automobile Co. Ltd. (A Shares)	468,876	724,864
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	47,300	145,795
Chongqing Rural Commercial Bank Co. Ltd.:
(A Shares)	186,800	89,270
(H Shares)	151,000	45,783
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	89,900	1,051,289
CITIC Securities Co. Ltd.:
(A Shares)	797,195	1,878,668
(H Shares)	1,724,925	2,579,812
Cmoc Group Ltd.:
(A Shares)	707,700	402,163
(H Shares)	3,612,000	1,164,174
CNGR Advanced Material Co. Ltd.	22,500	222,230
CNNC Hua Yuan Titanium Dioxide Co. Ltd. (A Shares)	160,620	146,920
Contemporary Amperex Technology Co. Ltd.	132,100	6,744,916
COSCO Shipping Development Co. Ltd. (A Shares)	568,000	189,777
COSCO Shipping Energy Transportation Co. Ltd.:
(A Shares) (a)	95,800	221,827
(H Shares) (a)	324,000	236,097
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares)	577,110	887,448
(H Shares)	3,026,050	3,265,196
CRRC Corp. Ltd.:
(A Shares)	1,304,500	848,481
(H Shares)	3,907,000	1,184,595
CSC Financial Co. Ltd. (A Shares)	246,100	795,632
Daan Gene Co. Ltd.	83,796	205,161
Daqin Railway Co. Ltd. (A Shares)	841,600	738,701
DaShenLin Pharmaceutical Group Co. Ltd.	54,356	271,300
DHC Software Co. Ltd. (A Shares)	185,700	156,892
Do-Fluoride New Materials Co. Ltd. (A Shares)	42,300	180,428
Dong-E-E-Jiao Co. Ltd. (A Shares)	38,900	199,962
Dongfang Electric Corp. Ltd. (A Shares)	157,400	500,247
Dongfeng Motor Group Co. Ltd. (H Shares)	2,700,000	1,221,074
Dongxing Securities Co. Ltd. (A Shares)	175,700	186,938
East Money Information Co. Ltd. (A Shares)	753,098	1,609,752
Ecovacs Robotics Co. Ltd. Class A	32,900	262,645
ENN Natural Gas Co. Ltd. (A Shares)	132,900	281,709
Eve Energy Co. Ltd. (A shares)	107,755	1,225,263
Everbright Securities Co. Ltd. (A Shares)	223,100	428,304
Fangda Carbon New Material Co. Ltd. (A Shares) (a)	229,581	188,936
FAW Jiefang Group Co. Ltd. (A Shares)	177,500	169,166
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)	62,500	117,933
First Capital Securities Co. Ltd. (A Shares)	228,500	173,654
Flat Glass Group Co. Ltd.	255,000	597,084
Flat Glass Group Co. Ltd. (A Shares) (a)	161,000	756,179
Focus Media Information Technology Co. Ltd. (A Shares)	826,220	506,849
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	219,364	1,792,664
Founder Securities Co. Ltd. (A Shares)	470,300	407,646
Foxconn Industrial Internet Co. Ltd. (A Shares)	554,696	622,836
Fujian Sunner Development Co. Ltd. A Shares	68,700	206,583
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	171,100	783,233
(H Shares) (b)	475,600	1,705,572
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	3,900	135,992
Ganfeng Lithium Group Co. Ltd. (A Shares)	119,100	1,288,705
GCL System Integration Technology Co. Ltd. (a)	338,600	151,614
GD Power Development Co. Ltd. (A Shares) (a)	1,025,400	613,592
GEM Co. Ltd. (A Shares)	277,600	282,811
Gemdale Corp. (A Shares)	251,800	269,629
GF Securities Co. Ltd.:
(A Shares)	238,600	445,319
(H Shares)	1,169,600	1,190,512
Giant Network Group Co. Ltd. (A Shares)	120,600	127,818
Gigadevice Semiconductor Beijing, Inc. (A Shares)	38,184	430,158
Ginlong Technologies Co. Ltd. (A Shares)	21,050	538,435
GoerTek, Inc. (A Shares)	192,300	570,878
Gotion High-tech Co. Ltd. (A Shares)	95,400	392,552
Great Wall Motor Co. Ltd.:
(A Shares)	139,600	557,414
(H Shares)	2,844,500	3,105,535
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	161,100	632,452
GRG Banking Equipment Co. Ltd. (A Shares)	148,100	191,034
Guangdong Haid Group Co. Ltd. (A Shares)	94,400	746,498
Guangdong Kinlong Hardware Products Co. Ltd. (A Shares)	18,300	198,514
Guanghui Energy Co. Ltd. (A Shares)	371,200	522,523
Guangzhou Automobile Group Co. Ltd.	362,400	562,241
Guangzhou Automobile Group Co. Ltd. (H Shares)	2,448,000	1,490,696
Guangzhou Baiyunshan Pharma Health (A Shares)	82,400	304,533
Guangzhou Haige Communications Group (A Shares)	121,300	140,353
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	27,300	282,461
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	35,800	318,935
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	109,500	637,247
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)	225,717	172,157
Guolian Securities Co. Ltd.	127,900	163,752
Guosen Securities Co. Ltd. (A Shares)	364,900	430,711
Guotai Junan Securities Co. Ltd. (A Shares)	429,600	777,679
Guoyuan Securities Co. Ltd. (A Shares)	234,910	201,042
Haier Smart Home Co. Ltd.	2,174,800	5,441,398
Haier Smart Home Co. Ltd. (A Shares)	271,600	773,567
Haitong Securities Co. Ltd.:
(A Shares)	326,300	377,107
(H Shares)	3,072,400	1,502,999
Hanergy Mobile Energy Holding (a)(c)	1,618,000	2
Hangzhou First Applied Material Co. Ltd. (A Shares)	75,560	662,802
Hangzhou Lion Electronics Co. Ltd. (A Shares)	38,700	226,915
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	53,800	310,074
Hangzhou Robam Appliances Co. Ltd. (A Shares)	52,000	145,969
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	80,800	347,413
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)	30,000	342,398
(H Shares) (b)	88,100	598,770
Heilongjiang Agriculture Co. Ltd. (A Shares)	98,900	186,887
Henan Shenhuo Coal & Power Co. Ltd. (A Shares)	127,500	244,947
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	194,523	606,777
Hengli Petrochemical Co. Ltd. (A Shares)	332,840	699,142
Hengtong Optic-electric Co. Ltd. (A Shares)	130,600	347,830
Hengyi Petrochemical Co. Ltd. (A Shares)	207,120	190,021
Hesteel Co. Ltd. (A Shares)	613,100	182,178
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	31,100	362,235
Hongfa Technology Co. Ltd. (A Shares)	58,640	275,499
Hoshine Silicon Industry Co. Ltd. (A Shares)	28,400	372,164
Huadian Power International Corp. Ltd. (A Shares)	468,500	348,349
Huadong Medicine Co. Ltd. (A Shares)	100,280	562,032
Huafon Chemical Co. Ltd. (A Shares)	267,400	243,860
Huagong Tech Co. Ltd. (A Shares)	54,300	124,692
Huaibei Mining Holdings Co. Ltd. (A Shares)	140,000	249,791
Hualan Biological Engineer, Inc. (A Shares)	100,160	243,169
Huaneng Power International, Inc.:
(A Shares) (a)	436,600	400,556
(H Shares) (a)	3,802,000	1,361,031
Huatai Securities Co. Ltd.:
(A Shares)	228,600	374,693
(H Shares) (b)	1,648,800	1,615,266
HUAXI Securities Co. Ltd.	141,700	142,420
Huaxia Bank Co. Ltd. (A Shares)	729,700	478,613
Huaxin Cement Co. Ltd. (A Shares)	72,300	132,860
Huayu Automotive Systems Co. Ltd. (A Shares)	181,700	417,246
Hubei Xingfa Chemicals Group Co. Ltd. (A Shares)	63,300	245,038
Huizhou Desay SV Automotive Co. Ltd.	31,400	445,445
Humanwell Healthcare Group Co. Ltd. (A Shares)	93,600	256,721
Hunan Valin Steel Co. Ltd. (A Shares)	395,300	216,517
Hundsun Technologies, Inc. (A Shares)	106,652	608,697
iFlytek Co. Ltd. (A Shares)	133,200	638,924
IMEIK Technology Development Co. Ltd. (A Shares)	10,100	582,248
Industrial & Commercial Bank of China Ltd.:
(A Shares)	4,398,700	2,499,638
(H Shares)	50,438,000	21,898,436
Industrial Bank Co. Ltd. (A Shares)	1,187,300	2,443,566
Industrial Securities Co. Ltd. (A Shares) (a)	392,510	292,922
Ingenic Semiconductor Co. Ltd. (A Shares)	27,700	257,773
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	364,500	1,259,771
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares)	2,596,900	625,853
Inner Mongolia Dian Tou Energy Corp. Ltd.	104,200	176,214
Inner Mongolia Eerduosi Resourses Co. Ltd. (A Shares)	67,600	128,852
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	476,300	253,056
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)	512,404	724,539
Inner Mongolia Yuan Xing Energy Co. Ltd. (A Shares)	208,000	183,708
Inspur Electronic Information Industry Co. Ltd. (A Shares)	85,996	271,074
Intco Medical Technology Co. Ltd. (A Shares)	38,660	112,864
JA Solar Technology Co. Ltd. (A Shares)	133,280	1,140,643
Jafron Biomedical Co. Ltd. (A Shares)	45,890	199,071
Jason Furniture Hangzhou Co. Ltd. (A Shares)	45,810	188,813
JCET Group Co. Ltd. (A Shares)	101,900	335,997
Jiangsu Eastern Shenghong Co. Ltd.	224,100	375,602
Jiangsu Expressway Co. Ltd. (H Shares)	1,118,000	787,620
Jiangsu Hengli Hydraulic Co. Ltd.	72,276	546,011
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	360,275	1,983,192
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	72,000	368,533
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	85,600	1,531,397
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	17,200	217,600
Jiangsu Yoke Technology Co. Ltd. (A Shares)	25,100	202,095
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	57,900	258,068
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	196,500	591,149
Jiangxi Copper Co. Ltd.:
(A Shares)	144,100	303,871
(H Shares)	890,000	972,808
Jiangxi Special Electric Motor Co. Ltd. (A Shares) (a)	99,100	258,915
Jiangxi Zhengbang Technology Co. Ltd. (A Shares) (a)	168,700	80,851
Jinke Properties Group Co. Ltd. (A Shares) (a)	289,200	70,093
JiuGui Liquor Co. Ltd. (A Shares)	18,800	262,709
Jizhong Energy Resources Co. Ltd. (A Shares)	199,900	166,426
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	113,900	182,324
Joinn Laboratories China Co. Ltd. (A Shares)	25,376	198,723
Jointown Pharmaceutical Group (A Shares)	105,300	181,102
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)	42,600	158,082
Juewei Food Co. Ltd.	35,800	232,215
Kangmei Pharmaceutical Co. Ltd. rights (a)(c)	10,350	0
Keda Industrial Group Co. Ltd.	108,300	230,899
Kingfa Sci & Tech Co. Ltd. (A Shares)	146,200	193,788
Kuang-Chi Technologies Co. Ltd. (A Shares) (a)	126,600	299,906
Kunlun Tech Co. Ltd. (A Shares)	71,600	127,554
Kweichow Moutai Co. Ltd. (A Shares)	71,200	13,100,544
Lb Group Co. Ltd. (A Shares)	129,873	273,336
Lens Technology Co. Ltd. (A Shares)	283,500	386,649
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	103,500	358,421
Liaoning Port Co. Ltd. (A Shares)	1,155,500	251,577
Lingyi iTech Guangdong Co. (A Shares) (a)	404,300	261,860
Livzon Pharmaceutical Group, Inc. (A Shares)	34,300	165,937
LONGi Green Energy Technology Co. Ltd.	430,348	2,827,383
Luoyang Xinqianglian Slewing Bearing Co. Ltd. (A Shares)	18,340	175,341
Luxi Chemical Group Co. Ltd.	108,700	169,088
Luxshare Precision Industry Co. Ltd. (A Shares)	399,728	1,559,962
Luzhou Laojiao Co. Ltd. (A Shares)	83,600	1,789,818
Maanshan Iron & Steel Co. Ltd. (A Shares)	347,000	119,739
Mango Excellent Media Co. Ltd. (A Shares)	104,707	314,426
Maxscend Microelectronics Co. Ltd. (A Shares)	30,476	385,431
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	217,060	126,915
Metallurgical Corp. China Ltd. (A Shares)	1,018,500	401,660
Ming Yang Smart Energy Group Ltd. (A Shares)	119,200	406,425
Montage Technology Co. Ltd. (A Shares)	64,432	500,605
Muyuan Foodstuff Co. Ltd. (A Shares)	302,040	1,934,770
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	89,535	199,473
Nanjing Securities Co. Ltd. (A Shares)	198,300	215,056
NARI Technology Co. Ltd. (A Shares)	380,412	1,271,009
National Silicon Industry Group Co. Ltd. (A Shares) (a)	154,732	430,323
NAURA Technology Group Co. Ltd.	30,000	1,091,484
NavInfo Co. Ltd. (A Shares)	137,000	222,490
New China Life Insurance Co. Ltd.	78,400	250,888
New China Life Insurance Co. Ltd. (H Shares)	856,300	1,359,232
New Hope Liuhe Co. Ltd. (A Shares) (a)	259,500	458,031
Ninestar Corp. (A Shares)	80,500	629,525
Ningbo Deye Technology Co. Ltd. (A Shares)	11,300	506,240
Ningbo Joyson Electronic Corp. (A shares) (a)	78,000	163,949
Ningbo Orient Wires & Cables Co. Ltd. (A Shares)	39,600	417,533
Ningbo Ronbay New Energy Technology Co. Ltd. (A Shares)	24,867	266,652
Ningbo Shanshan Co. Ltd. (A Shares)	119,300	293,721
Ningbo Tuopu Group Co. Ltd. (A Shares)	62,700	556,349
Ningxia Baofeng Energy Group Co. Ltd.	345,000	541,860
Nongfu Spring Co. Ltd. (H Shares) (b)	1,596,200	8,022,025
North Industries Group Red Arrow Co. Ltd. (A Shares)	79,700	224,272
Northeast Securities Co. Ltd. (A Shares)	127,100	110,342
Offshore Oil Enginering Co. Ltd. (A Shares)	231,900	149,246
OFILM Group Co. Ltd. (A Shares) (a)	188,900	121,055
Oppein Home Group, Inc. (A Shares)	28,660	319,530
Orient Securities Co. Ltd. (A Shares)	430,808	457,773
Ovctek China, Inc. (A Shares)	48,820	198,679
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	490,900	304,506
People's Insurance Co. of China Group Ltd.:
(A Shares)	212,200	140,926
(H Shares)	7,896,000	2,182,813
Perfect World Co. Ltd. (A Shares)	103,900	162,048
PetroChina Co. Ltd.:
(A Shares)	1,579,300	1,035,869
(H Shares)	18,612,000	7,113,183
Pharmaron Beijing Co. Ltd.:
(A Shares)	45,350	322,913
(H Shares) (b)	187,550	630,770
PICC Property & Casualty Co. Ltd. (H Shares)	6,295,840	5,806,868
Ping An Bank Co. Ltd. (A Shares)	1,097,800	1,554,349
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	566,194	2,802,710
(H Shares)	5,820,500	23,301,734
Pingdingshan Tianan Coal Mining Co. Ltd. A Shares	130,300	196,621
Poly Developments & Holdings (A Shares)	680,300	1,285,536
Postal Savings Bank of China Co. Ltd.	1,272,300	675,968
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	7,382,000	3,423,144
Power Construction Corp. of China Ltd. (A Shares)	868,900	837,620
Proya Cosmetics Co. Ltd. (A Shares)	8,160	186,767
Pylon Technologies Co. Ltd. (Series A)	8,800	371,743
Qingdao Rural Commercial Bank Corp. (A Shares)	303,100	114,966
Qinghai Salt Lake Potash Co. Ltd. Class A (a)	308,400	908,363
Raytron Technology Co. Ltd. (A Shares)	24,210	157,634
Riyue Heavy Industry Co. Ltd. (A Shares)	52,200	157,896
Rongsheng Petrochemical Co. Ltd. (A Shares)	574,500	841,741
SAIC Motor Corp. Ltd. (A Shares)	442,700	833,522
Sailun Group Co. Ltd. A Shares	173,300	206,216
Sangfor Technologies, Inc.	23,500	405,455
Sany Heavy Industry Co. Ltd. (A Shares)	476,100	880,109
Satellite Chemical Co. Ltd. (A Shares)	191,356	324,914
SDIC Power Holdings Co. Ltd. (A Shares)	432,600	598,291
Sealand Securities Co. Ltd. (A Shares)	296,200	131,818
Seazen Holdings Co. Ltd. (A Shares) (a)	124,800	225,405
SF Holding Co. Ltd. (A Shares)	277,200	1,831,830
SG Micro Corp. (A Shares)	20,150	412,939
Shaanxi Coal Industry Co. Ltd. (A Shares)	547,900	1,489,996
Shan Xi Hua Yang Group New Energy Co. Ltd.	137,000	316,851
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	62,243	163,472
Shandong Gold Mining Co. Ltd.:
(A Shares)	382,784	906,785
(H Shares) (b)	368,500	586,810
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	116,420	417,351
Shandong Linglong Tyre Co. Ltd. (A Shares)	83,400	186,947
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	689,400	290,755
Shandong Sun Paper Industry JSC Ltd. (A Shares)	143,700	206,413
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	2,256,800	3,110,785
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	61,140	255,347
Shanghai Baosight Software Co. Ltd.	266,037	801,569
Shanghai Baosight Software Co. Ltd. (A Shares)	82,540	478,316
Shanghai Construction Group Co. Ltd. (A Shares)	512,300	180,286
Shanghai Electric Group Co. Ltd. (A Shares) (a)	726,000	385,721
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	104,800	473,996
(H Shares)	471,000	1,189,253
Shanghai Friendess Electronic Technology Corp. Ltd. (A Shares)	8,312	234,442
Shanghai International Airport Co. Ltd. (A Shares) (a)	55,800	407,866
Shanghai International Port Group Co. Ltd. (A Shares)	536,800	380,021
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	52,600	392,399
Shanghai Junshi Biosciences Co. Ltd. (A Shares) (a)	38,637	375,953
Shanghai Lingang Holdings Corp. Ltd. (A Shares)	128,060	201,308
Shanghai Lujiazui Finance Trust Ltd. (B Shares)	995,203	738,441
Shanghai M&G Stationery, Inc. (A Shares)	53,200	293,577
Shanghai Medicilon, Inc. (A Shares)	4,952	150,257
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	151,500	364,700
(H Shares)	697,400	945,308
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	1,666,100	1,514,865
Shanghai Putailai New Energy Technology Co. Ltd.	77,924	532,554
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	384,400	286,343
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	224,200	192,490
Shanghai Zhangjiang High Ltd. (A Shares)	84,400	130,017
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	165,500	380,499
Shanxi Meijin Energy Co. Ltd. (A Shares)	246,900	296,162
Shanxi Securities Co. Ltd. (A Shares)	194,830	137,394
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	326,200	177,329
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	69,340	2,206,415
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	229,260	357,566
Shenghe Resources Holding Co. Ltd. (A Shares)	99,300	181,660
Shengyi Technology Co. Ltd.	120,300	228,479
Shennan Circuits Co. Ltd. (A Shares)	27,540	283,097
Shenwan Hongyuan Group Co. Ltd. (A Shares)	1,282,500	683,143
Shenzhen Capchem Technology Co. Ltd. (A Shares)	42,580	210,891
Shenzhen Dynanonic Co. Ltd. (A Shares)	9,900	349,751
Shenzhen Energy Group Co. Ltd. (A Shares)	271,760	212,112
Shenzhen Inovance Technology Co. Ltd. (A Shares)	150,050	1,370,460
Shenzhen Kangtai Biological Products Co. Ltd.	64,900	276,560
Shenzhen Kedali Industry Co. Ltd.	13,200	165,657
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	68,800	3,065,943
Shenzhen New Industries Biomedical Engineering Co. Ltd.	45,300	358,100
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	471,200	270,994
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	65,100	276,342
Shenzhen SC New Energy Technology Corp. (A Shares)	19,800	368,025
Shenzhen Senior Technology Material Co. Ltd. (A Shares)	73,338	185,682
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)	42,400	124,247
Shenzhen Transsion Holdings Co. Ltd. (A Shares)	38,021	323,467
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	93,160	388,820
Sichuan Chuantou Energy Co. Ltd. (A Shares)	214,100	323,954
Sichuan Hebang Biotechnology Co. Ltd. (A Shares)	506,700	200,518
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	78,200	265,560
Sichuan New Energy Power Co. Ltd. (A Shares) (a)	83,500	215,299
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	273,200	420,860
Sichuan Swellfun Co. Ltd. (A Shares)	28,300	219,257
Sichuan Yahua Industrial Group Co. Ltd. (A Shares)	63,100	231,131
Sieyuan Electric Co. Ltd. (A Shares)	43,600	199,704
Sinolink Securities Co. Ltd. (A Shares)	200,300	216,403
Sinoma Science & Technology Co. Ltd. (A Shares)	92,400	226,606
Sinomine Resource Group Co. Ltd. (A Shares)	26,000	320,421
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares)	402,300	169,119
Sinopharm Group Co. Ltd. (H Shares)	1,197,200	2,281,645
Sinotrans Ltd.	96,000	46,666
Sinotrans Ltd. (H Shares)	51,000	12,409
SKSHU Paint Co. Ltd. (A Shares) (a)	20,380	242,509
Songcheng Performance Development Co. Ltd. (A Shares)	143,480	226,333
Soochow Securities Co. Ltd. (A Shares)	269,145	241,397
Southwest Securities Co. Ltd. (A Shares)	360,400	182,596
StarPower Semiconductor Ltd. (A Shares)	9,700	495,035
Sungrow Power Supply Co. Ltd. (A Shares)	84,300	1,504,212
Sunwoda Electronic Co. Ltd. (A Shares)	95,800	305,651
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	97,500	337,376
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	9,740	636,850
Suzhou TA&A Ultra Clean Technology Co. Ltd. (A Shares)	32,200	272,709
Tangshan Jidong Cement Co. Ltd. A Shares	140,100	145,608
TBEA Co. Ltd. (A Shares)	217,000	606,467
TCL Technology Group Corp. (A Shares)	803,700	430,304
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (A Shares)	183,500	992,517
Thunder Software Technology Co. Ltd. (A Shares)	23,900	323,144
Tianjin 712 Communication & Broadcasting Co. Ltd.	40,800	220,065
Tianma Microelectronics Co. Ltd. (A Shares)	136,500	165,230
Tianqi Lithium Corp. (A Shares) (a)	83,800	1,096,426
Tianshan Aluminum Group Co. Ltd.	221,200	189,005
Tianshui Huatian Technology Co. Ltd. (A Shares)	183,300	221,379
Tibet Summit Industrial Co. Ltd. (A Shares) (a)	52,500	150,608
Titan Wind Energy Suzhou Co. Ltd. (A Shares)	102,500	164,777
Toly Bread Co. Ltd.	71,252	109,860
TongFu Microelectronics Co. Ltd. (A Shares) (a)	75,500	194,671
Tongkun Group Co. Ltd. (A Shares)	135,800	225,004
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	617,300	213,011
Tongwei Co. Ltd. (A Shares)	255,800	1,523,682
Topchoice Medical Corp. (a)	18,800	314,711
Transfar Zhilian Co. Ltd.	160,100	108,079
TravelSky Technology Ltd. (H Shares)	832,000	1,208,309
Trina Solar Co. Ltd. (A Shares)	123,035	1,119,174
Tsingtao Brewery Co. Ltd.:
(A Shares)	55,300	619,417
(H Shares)	540,000	3,783,608
Unigroup Guoxin Microelectronics Co. Ltd.	48,119	1,081,325
Unisplendour Corp. Ltd. (A Shares)	156,903	368,468
Walvax Biotechnology Co. Ltd. (A Shares)	92,000	484,383
Wanhua Chemical Group Co. Ltd. (A Shares)	177,400	1,952,083
Weichai Power Co. Ltd.:
(A Shares)	310,600	386,182
(H Shares)	1,828,200	1,751,424
Weihai Guangwei Composites Co. Ltd. (A Shares)	29,600	314,527
Wens Foodstuffs Group Co. Ltd. (A Shares) (a)	366,680	898,762
Western Mining Co. Ltd. (A Shares)	140,300	181,933
Western Securities Co. Ltd. (A Shares)	241,700	197,586
Western Superconducting Technologies Co. Ltd. (A Shares)	26,441	422,381
Westone Information Industry, Inc. (A Shares)	46,600	231,759
Will Semiconductor Ltd.	67,335	676,494
Wingtech Technology Co. Ltd. (A Shares)	69,000	452,385
Winning Health Technology Group Co. Ltd. (A Shares)	113,180	150,020
Wuchan Zhongda Group Co. Ltd.	278,300	158,911
Wuhan Guide Infrared Co. Ltd. (A Shares)	187,130	297,495
Wuliangye Yibin Co. Ltd. (A Shares)	220,300	4,027,174
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	100,690	150,148
WuXi AppTec Co. Ltd.	147,244	1,540,407
WuXi AppTec Co. Ltd. (H Shares) (b)	304,422	2,439,363
Wuxi Shangji Automation Co. Ltd. (A Shares)	21,440	359,579
XCMG Construction Machinery Co. Ltd. (A Shares)	444,200	281,620
Xiamen C&D, Inc. (A Shares)	169,800	278,780
Xiamen Faratronic Co. Ltd. (A Shares)	12,400	300,725
Xiamen Intretech, Inc.	44,430	104,764
Xiamen Tungsten Co. Ltd. (A Shares)	81,300	223,542
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)	176,900	253,133
(H Shares)	673,210	584,046
Xinjiang Zhongtai Chemical Co. Ltd. (A Shares)	148,000	119,164
Yangzhou Yangjie Electronic Technology Co. Ltd. (A Shares)	29,500	207,549
Yankuang Energy Group Co. Ltd.:
(A Shares)	171,500	953,443
(H Shares)	1,334,000	3,755,760
Yantai Jereh Oilfield Services (A Shares)	58,100	239,150
Yealink Network Technology Corp. Ltd.	50,150	473,008
Yifeng Pharmacy Chain Co. Ltd.	40,918	314,551
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	82,100	430,011
Yintai Gold Co. Ltd. (A Shares)	159,780	312,432
YongXing Special Materials Technology Co. Ltd. (A Shares)	23,000	366,815
Yonyou Network Technology Co. Ltd. (A Shares)	196,338	657,068
Youngor Group Co. Ltd. (A Shares)	274,789	225,012
Youngy Co. Ltd. (A Shares) (a)	14,800	223,310
YTO Express Group Co. Ltd. (A Shares)	194,600	502,561
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	73,400	145,938
Yunda Holding Co. Ltd. (A Shares)	164,590	297,046
Yunnan Aluminium Co. Ltd. (A Shares)	197,300	247,743
Yunnan Baiyao Group Co. Ltd. (A Shares)	102,700	767,272
Yunnan Botanee Bio-Technology Group Co., Ltd. (A Shares)	15,500	303,510
Yunnan Energy New Material Co. Ltd.	50,600	1,025,733
Yunnan Tin Co. Ltd. (A Shares)	97,000	151,552
Yunnan Yuntianhua Co. Ltd. (Series A) (a)	104,300	287,925
Zangge Mining Co. Ltd. (Series A)	90,000	334,593
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	34,400	1,073,984
Zhaojin Mining Industry Co. Ltd. (H Shares) (a)	1,113,000	918,798
Zhefu Holding Group Co. Ltd. (A Shares)	291,000	155,802
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	423,397	213,934
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	303,500	174,132
Zhejiang Chint Electric Co. Ltd. (A Shares)	122,600	426,411
Zhejiang Dahua Technology Co. Ltd. (A Shares)	158,300	251,012
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	26,060	160,330
Zhejiang Expressway Co. Ltd. (H Shares)	1,194,000	740,769
Zhejiang HangKe Technology, Inc. Co. (A Shares)	22,844	156,560
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	83,820	230,241
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	90,350	674,016
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	73,000	712,317
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	46,100	224,222
Zhejiang Juhua Co. Ltd. (A Shares)	150,500	323,137
Zhejiang NHU Co. Ltd. (A Shares)	175,328	430,223
Zhejiang Orient Gene Biotech Co. Ltd. (A Shares)	9,259	104,725
Zhejiang Semir Garment Co. Ltd. (A Shares)	158,900	97,478
Zhejiang Supor Cookware Co. Ltd.	31,600	173,125
Zhejiang Weiming Enviroment Protection Co. Ltd. (A Shares)	96,490	250,114
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	84,300	200,854
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.	27,700	178,272
Zhejiang Yongtai Technology Co. Ltd. (A Shares)	48,600	145,210
Zheshang Securities Co. Ltd.	224,200	312,220
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)	642,100	1,195,913
Zhongji Innolight Co. Ltd. (A Shares)	47,500	190,445
Zhongtai Securities Co. Ltd. (A Shares)	334,100	290,963
Zhuzhou CRRC Times Electric Co. Ltd.:
(A Shares)	24,959	214,562
(H Shares)	514,900	2,233,519
Zhuzhou Hongda Electronics Corp. Ltd. (A Shares)	21,700	131,783
Zhuzhou Kibing Group Co. Ltd. (A Shares)	154,400	165,967
Zibo Qixiang Tengda Chemical Co. Ltd. (A Shares) (a)	160,200	148,729
Zijin Mining Group Co. Ltd.:
(A Shares)	1,107,100	1,200,651
(H Shares)	5,228,000	4,995,127
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	633,700	464,240
(H Shares)	642,800	207,179
ZTE Corp.:
(A Shares)	147,600	448,081
(H Shares)	790,880	1,410,550
TOTAL CHINA		580,997,918
Colombia - 0.1%
Bancolombia SA	205,496	1,477,116
Bancolombia SA sponsored ADR	9,406	238,630
Ecopetrol SA	4,497,467	2,231,090
Interconexion Electrica SA ESP	408,500	1,593,884
TOTAL COLOMBIA		5,540,720
Cyprus - 0.0%
Galaxy Cosmos Mezz PLC (a)	77,843	12,570
Ozon Holdings PLC ADR (a)(c)	40,002	125,673
TCS Group Holding PLC unit (a)(c)	103,050	196,776
TOTAL CYPRUS		335,019
Czech Republic - 0.1%
CEZ A/S	147,546	4,825,269
Komercni Banka A/S	68,033	1,951,609
MONETA Money Bank A/S (b)	294,104	858,516
TOTAL CZECH REPUBLIC		7,635,394
Egypt - 0.1%
Commercial International Bank SAE	2,216,642	2,970,805
Eastern Co. SAE	950,750	467,608
EFG-Hermes Holding SAE	591,192	327,693
TOTAL EGYPT		3,766,106
Greece - 0.3%
Alpha Bank SA (a)	2,101,784	1,948,309
Eurobank Ergasias Services and Holdings SA (a)	2,448,474	2,419,704
Ff Group (a)(c)	1,035	1,227
Hellenic Telecommunications Organization SA	182,726	2,871,206
Jumbo SA	103,984	1,478,748
Mytilineos SA	94,076	1,578,641
National Bank of Greece SA (a)	516,714	1,874,058
OPAP SA	183,360	2,246,948
Public Power Corp. of Greece (a)	198,044	1,250,632
TOTAL GREECE		15,669,473
Hong Kong - 1.1%
Beijing Enterprises Holdings Ltd.	478,500	1,214,286
BYD Electronic International Co. Ltd.	613,500	1,781,965
China Everbright International Ltd.	3,479,333	1,156,874
China Jinmao Holdings Group Ltd.	5,382,000	713,061
China Merchants Holdings International Co. Ltd.	1,202,126	1,408,924
China Overseas Land and Investment Ltd.	3,512,000	6,702,179
China Power International Development Ltd.	4,951,563	1,431,917
China Resources Beer Holdings Co. Ltd.	1,470,878	6,933,110
China Resources Power Holdings Co. Ltd.	1,753,691	2,551,343
China Taiping Insurance Group Ltd.	1,209,777	838,405
China Traditional Chinese Medicine Holdings Co. Ltd.	2,622,000	1,132,354
CITIC Pacific Ltd.	5,329,000	4,772,553
CSPC Pharmaceutical Group Ltd.	8,139,840	8,360,935
Far East Horizon Ltd.	1,435,000	1,107,833
Fosun International Ltd.	2,356,000	1,440,676
Ganfeng Lithium Group Co. Ltd. (H Shares) (b)	279,440	1,890,309
Guangdong Investment Ltd.	2,630,000	1,658,482
Hua Hong Semiconductor Ltd. (a)(b)	529,000	1,238,657
Lenovo Group Ltd.	6,552,000	5,241,834
MMG Ltd. (a)	2,848,000	562,369
Sinotruk Hong Kong Ltd.	652,000	581,427
Wharf Holdings Ltd.	1,127,000	3,223,220
Yuexiu Property Co. Ltd.	1,320,400	1,127,016
TOTAL HONG KONG		57,069,729
Hungary - 0.2%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	386,843	2,319,558
OTP Bank PLC	206,139	4,493,315
Richter Gedeon PLC	129,107	2,549,306
TOTAL HUNGARY		9,362,179
India - 15.8%
ACC Ltd.	64,895	1,873,865
Adani Enterprises Ltd.	262,066	10,597,401
Adani Green Energy Ltd. (a)	290,043	7,368,101
Adani Ports & Special Economic Zone Ltd.	490,217	4,877,002
Adani Power Ltd. (a)	714,656	2,891,257
Adani Total Gas Ltd.	252,606	10,994,220
Adani Transmissions Ltd. (a)	256,096	10,359,854
Ambuja Cements Ltd.	532,707	3,429,647
Apollo Hospitals Enterprise Ltd.	92,348	5,039,648
Asian Paints Ltd.	351,026	13,178,105
AU Small Finance Bank Ltd. (b)	150,332	1,070,648
Aurobindo Pharma Ltd.	240,617	1,564,243
Avenue Supermarts Ltd. (a)(b)	146,856	7,665,500
Axis Bank Ltd.	2,078,376	22,747,145
Bajaj Auto Ltd.	64,224	2,848,767
Bajaj Finance Ltd.	249,416	21,525,161
Bajaj Finserv Ltd.	349,797	7,130,737
Balkrishna Industries Ltd.	73,151	1,734,442
Bandhan Bank Ltd. (a)(b)	584,778	1,685,175
Berger Paints India Ltd.	225,969	1,599,090
Bharat Electronics Ltd.	3,370,052	4,349,964
Bharat Forge Ltd.	235,363	2,371,827
Bharat Petroleum Corp. Ltd.	798,824	2,930,212
Bharti Airtel Ltd.	2,008,561	20,187,518
Biocon Ltd.	374,584	1,221,086
Britannia Industries Ltd.	99,620	4,532,782
Cholamandalam Investment and Finance Co. Ltd.	377,961	3,238,785
Cipla Ltd./India	442,417	6,239,159
Coal India Ltd.	1,428,809	4,245,175
Colgate-Palmolive Ltd.	109,215	2,152,834
Container Corp. of India Ltd.	247,583	2,386,703
Dabur India Ltd.	555,264	3,720,765
Divi's Laboratories Ltd.	119,938	5,228,851
DLF Ltd.	571,788	2,662,772
Dr. Reddy's Laboratories Ltd.	106,575	5,736,412
Eicher Motors Ltd.	126,369	5,877,960
GAIL India Ltd.	2,208,201	2,435,477
Godrej Consumer Products Ltd. (a)	373,905	3,745,825
Godrej Properties Ltd. (a)	117,974	1,799,966
Grasim Industries Ltd.	236,184	4,912,273
Havells India Ltd.	221,958	3,261,265
HCL Technologies Ltd.	992,982	12,489,046
HDFC Standard Life Insurance Co. Ltd. (b)	866,817	5,659,232
Hero Motocorp Ltd.	101,833	3,292,965
Hindalco Industries Ltd.	1,230,593	6,030,322
Hindustan Petroleum Corp. Ltd.	601,722	1,554,461
Hindustan Unilever Ltd.	750,838	23,135,570
Housing Development Finance Corp. Ltd.	1,579,448	47,123,951
ICICI Bank Ltd.	4,710,283	51,789,649
ICICI Lombard General Insurance Co. Ltd. (b)	220,369	3,114,529
ICICI Prudential Life Insurance Co. Ltd. (b)	327,068	2,005,356
Indian Oil Corp. Ltd.	2,558,013	2,109,017
Indian Railway Catering & Tourism Corp. Ltd.	215,234	1,927,174
Indraprastha Gas Ltd.	294,589	1,524,012
Indus Towers Ltd.	609,127	1,364,980
Info Edge India Ltd.	64,805	3,070,135
Infosys Ltd.	3,081,361	57,236,709
InterGlobe Aviation Ltd. (a)(b)	91,104	1,960,860
ITC Ltd.	2,762,279	11,635,742
Jindal Steel & Power Ltd.	371,663	2,064,620
JSW Steel Ltd. (a)	663,734	5,403,763
Jubilant Foodworks Ltd.	360,075	2,653,150
Kotak Mahindra Bank Ltd.	508,381	11,680,542
Larsen & Toubro Infotech Ltd. (b)	47,714	2,732,027
Larsen & Toubro Ltd.	632,211	15,450,907
Lupin Ltd.	186,189	1,572,193
Mahindra & Mahindra Ltd.	803,774	13,094,583
Marico Ltd.	470,955	2,984,289
Maruti Suzuki India Ltd.	111,139	12,791,591
MindTree Consulting Ltd.	52,142	2,143,976
Mphasis BFL Ltd.	76,473	1,827,758
MRF Ltd.	1,801	1,974,769
Muthoot Finance Ltd.	108,087	1,362,447
Nestle India Ltd.	30,852	7,589,413
NTPC Ltd.	3,525,188	7,371,467
Oil & Natural Gas Corp. Ltd.	2,314,483	3,747,964
Page Industries Ltd.	5,671	3,409,495
Petronet LNG Ltd.	673,329	1,671,935
PI Industries Ltd.	68,948	2,700,241
Pidilite Industries Ltd.	139,497	4,355,111
Piramal Pharma Ltd. (a)	427,928	852,444
Power Grid Corp. of India Ltd.	2,892,511	7,972,051
Reliance Industries Ltd.	2,788,090	85,872,364
Samvardhana Motherson International Ltd.	1,920,726	1,496,579
SBI Cards & Payment Services Ltd.	215,667	2,153,674
SBI Life Insurance Co. Ltd. (b)	412,482	6,308,065
Shree Cement Ltd.	9,608	2,639,414
Shriram Transport Finance Co. Ltd.	173,110	2,570,405
Siemens Ltd.	65,050	2,298,989
SRF Ltd.	136,342	4,214,200
State Bank of India	1,632,604	11,316,600
Sun Pharmaceutical Industries Ltd.	877,927	10,784,779
Tata Consultancy Services Ltd.	837,677	32,312,495
Tata Consumer Products Ltd.	505,082	4,699,069
Tata Elxsi Ltd.	31,786	2,686,278
Tata Motors Ltd. (a)	1,538,936	7,704,981
Tata Power Co. Ltd./The	1,329,170	3,628,804
Tata Steel Ltd.	6,716,995	8,240,044
Tech Mahindra Ltd.	532,824	6,844,709
Titan Co. Ltd.	326,412	10,888,943
Torrent Pharmaceuticals Ltd.	92,805	1,849,822
Trent Ltd.	168,260	3,105,635
Ultratech Cement Ltd.	91,263	7,403,074
United Spirits Ltd. (a)	262,280	2,839,994
UPL Ltd.	449,696	3,966,755
Vedanta Ltd.	678,761	2,302,441
Wipro Ltd.	1,249,540	5,846,985
Yes Bank Ltd. (a)	10,320,394	1,938,658
Zomato Ltd. (a)	2,164,707	1,650,073
TOTAL INDIA		825,411,894
Indonesia - 2.2%
PT Adaro Energy Tbk	13,251,200	3,381,297
PT Adaro Minerals Indonesia Tbk	7,761,900	860,913
PT Aneka Tambang Tbk	7,364,000	871,074
PT Astra International Tbk	18,594,200	7,927,644
PT Bank Central Asia Tbk	50,686,800	28,597,137
PT Bank Jago Tbk (a)	3,777,700	1,235,215
PT Bank Mandiri (Persero) Tbk	17,045,100	11,529,143
PT Bank Negara Indonesia (Persero) Tbk	6,775,400	4,083,267
PT Bank Rakyat Indonesia (Persero) Tbk	62,325,285	18,580,707
PT Barito Pacific Tbk	25,521,600	1,349,916
PT Charoen Pokphand Indonesia Tbk	6,715,100	2,400,172
PT Gudang Garam Tbk	412,900	637,980
PT Indah Kiat Pulp & Paper Tbk	2,566,100	1,579,392
PT Indofood CBP Sukses Makmur Tbk	2,114,600	1,318,448
PT Indofood Sukses Makmur Tbk	3,900,500	1,612,965
PT Kalbe Farma Tbk	19,174,800	2,520,169
PT Merdeka Copper Gold Tbk (a)	11,088,196	2,680,077
PT Sarana Menara Nusantara Tbk	20,864,400	1,545,016
PT Semen Indonesia (Persero) Tbk	2,583,100	1,316,598
PT Sumber Alfaria Trijaya Tbk	14,839,400	2,682,937
PT Telkom Indonesia Persero Tbk	45,166,600	12,685,081
PT Tower Bersama Infrastructure Tbk	4,037,860	636,842
PT Unilever Indonesia Tbk	6,990,400	2,079,529
PT United Tractors Tbk	1,538,600	3,186,202
PT Vale Indonesia Tbk (a)	2,208,600	920,398
TOTAL INDONESIA		116,218,119
Korea (South) - 11.0%
Alteogen, Inc.	31,681	814,598
AMOREPACIFIC Corp.	26,275	1,706,480
AMOREPACIFIC Group, Inc.	26,566	459,729
BGF Retail Co. Ltd.	6,861	896,489
Celltrion Healthcare Co. Ltd.	79,158	3,854,413
Celltrion Pharm, Inc.	16,118	765,631
Celltrion, Inc.	89,969	12,102,435
Cheil Worldwide, Inc.	65,598	1,123,694
CJ CheilJedang Corp.	7,590	2,201,511
CJ Corp.	13,881	698,271
CJ ENM Co. Ltd.	10,214	525,255
CJ Logistics Corp. (a)	8,606	529,991
Coway Co. Ltd.	50,420	1,953,469
Db Insurance Co. Ltd.	41,972	1,655,567
Doosan Bobcat, Inc.	47,173	1,107,177
Doosan Heavy Industries & Construction Co. Ltd. (a)	371,647	3,450,048
E-Mart, Inc.	18,061	1,070,510
Ecopro BM Co. Ltd.	43,779	3,530,367
F&F Co. Ltd.	15,592	1,589,438
Green Cross Corp.	5,490	490,412
GS Engineering & Construction Corp.	61,014	927,615
GS Holdings Corp.	43,705	1,408,535
Hana Financial Group, Inc.	273,409	7,901,607
Hankook Tire Co. Ltd.	70,062	1,794,108
Hanmi Pharm Co. Ltd.	6,429	1,139,574
Hanon Systems	176,067	962,169
Hanwha Solutions Corp. (a)	105,768	3,497,639
HD Hyundai Co. Ltd.	42,849	1,828,254
HLB, Inc. (a)	87,707	2,488,674
HLB, Inc. rights 12/2/22 (a)	7,854	53,926
HMM Co. Ltd.	242,922	3,250,715
Hotel Shilla Co.	26,890	1,224,568
HYBE Co. Ltd. (a)	17,597	1,491,773
Hyundai Engineering & Construction Co. Ltd.	70,560	1,725,292
Hyundai Glovis Co. Ltd.	16,897	2,059,859
Hyundai Heavy Industries Co. Ltd. (a)	16,750	1,279,146
Hyundai Mobis	56,684	8,697,276
Hyundai Motor Co.	130,370	15,025,268
Hyundai Steel Co.	81,828	1,610,968
Iljin Materials Co. Ltd.	21,667	919,920
Industrial Bank of Korea	238,098	1,743,214
Kakao Corp.	284,043	10,089,524
Kakao Games Corp. (a)	33,321	923,301
KakaoBank Corp. (a)	106,786	1,279,349
Kangwon Land, Inc. (a)	86,557	1,394,790
KB Financial Group, Inc.	359,416	12,069,697
Kia Corp.	242,368	11,258,161
Korea Aerospace Industries Ltd.	66,513	2,206,506
Korea Electric Power Corp. (a)	238,663	2,793,054
Korea Investment Holdings Co. Ltd.	39,620	1,375,425
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	39,053	1,989,150
Korea Zinc Co. Ltd.	8,011	3,592,075
Korean Air Lines Co. Ltd. (a)	164,731	2,666,036
KRAFTON, Inc. (a)	22,522	2,800,812
KT&G Corp.	102,307	6,859,555
Kumho Petro Chemical Co. Ltd.	17,093	1,568,802
L&F Co. Ltd. (a)	21,517	3,391,899
LG Chemical Ltd.	45,330	19,881,022
LG Corp.	85,610	4,750,380
LG Display Co. Ltd.	219,348	1,953,591
LG Electronics, Inc.	99,029	5,661,496
LG Energy Solution (a)	21,217	7,848,679
LG H & H Co. Ltd.	8,818	3,150,786
LG Innotek Co. Ltd.	13,069	2,714,849
LG Uplus Corp.	191,744	1,538,176
Lotte Chemical Corp.	16,128	1,672,326
Lotte Shopping Co. Ltd.	9,696	593,721
Meritz Financial Holdings Co.	30,860	469,174
Meritz Fire & Marine Insurance Co. Ltd.	34,345	756,768
Meritz Securities Co. Ltd.	248,977	645,416
Mirae Asset Securities Co. Ltd.	261,366	1,162,790
NAVER Corp.	120,110	14,263,546
NCSOFT Corp.	15,134	4,135,204
Netmarble Corp. (b)	20,391	637,165
NH Investment & Securities Co. Ltd.	141,110	886,807
Orion Corp./Republic of Korea	21,314	1,515,687
Pan Ocean Co., Ltd. (Korea)	232,156	699,402
Pearl Abyss Corp. (a)	27,348	797,072
POSCO	72,022	12,527,532
POSCO Chemtech Co. Ltd.	24,809	3,467,614
S-Oil Corp.	41,388	2,505,341
S1 Corp.	14,394	629,281
Samsung Biologics Co. Ltd. (a)(b)	16,160	9,929,322
Samsung C&T Corp.	76,511	6,352,152
Samsung Electro-Mechanics Co. Ltd.	51,240	4,343,833
Samsung Electronics Co. Ltd.	4,405,424	183,338,134
Samsung Engineering Co. Ltd. (a)	141,171	2,358,916
Samsung Fire & Marine Insurance Co. Ltd.	28,140	3,943,054
Samsung Heavy Industries Co. Ltd. (a)	562,112	2,028,190
Samsung Life Insurance Co. Ltd.	73,217	3,457,407
Samsung SDI Co. Ltd.	50,298	25,971,489
Samsung SDS Co. Ltd.	31,460	2,755,164
Samsung Securities Co. Ltd.	59,193	1,316,718
SD Biosensor, Inc.	34,300	710,118
Seegene, Inc.	34,320	690,093
Shinhan Financial Group Co. Ltd.	423,196	10,734,556
SK Biopharmaceuticals Co. Ltd. (a)	27,808	1,131,943
SK Bioscience Co. Ltd. (a)	20,740	1,098,523
SK Chemicals Co. Ltd.	9,371	580,386
SK Hynix, Inc.	499,924	28,965,975
SK IE Technology Co. Ltd. (a)(b)	23,562	858,409
SK Innovation Co., Ltd.	50,791	6,156,183
SK Square Co. Ltd. (a)	89,899	2,327,276
SK, Inc.	33,902	5,082,972
SKC Co. Ltd.	19,691	1,427,864
Woori Financial Group, Inc.	503,011	4,140,893
Yuhan Corp.	44,944	1,883,005
TOTAL KOREA (SOUTH)		574,260,121
Kuwait - 1.0%
Agility Public Warehousing Co. KSC	1,359,205	3,439,137
Boubyan Bank KSC	1,205,344	3,205,433
Gulf Bank	1,501,009	1,661,598
Kuwait Finance House KSCP	6,778,395	17,719,864
Mabanee Co. SAKC	590,903	1,662,958
Mobile Telecommunication Co.	1,941,172	3,752,661
National Bank of Kuwait	6,604,576	22,977,999
TOTAL KUWAIT		54,419,650
Luxembourg - 0.1%
Allegro.eu SA (a)(b)	337,588	1,640,527
Reinet Investments SCA	123,427	1,983,164
TOTAL LUXEMBOURG		3,623,691
Malaysia - 1.6%
AMMB Holdings Bhd	1,646,200	1,424,060
Axiata Group Bhd	2,487,041	1,499,168
CIMB Group Holdings Bhd	6,339,820	7,401,820
Dialog Group Bhd	3,423,700	1,491,714
DiGi.com Bhd	2,845,100	2,280,653
Genting Bhd	2,015,800	1,893,010
Genting Malaysia Bhd	2,794,400	1,619,428
Hap Seng Consolidated Bhd	588,500	800,350
Hartalega Holdings Bhd	1,626,900	743,254
Hong Leong Bank Bhd	583,700	2,612,329
Hong Leong Credit Bhd	218,300	880,957
IHH Healthcare Bhd	1,569,800	1,975,531
Inari Amertron Bhd	2,441,800	1,285,973
IOI Corp. Bhd	2,371,700	2,046,645
Kuala Lumpur Kepong Bhd	407,947	1,870,620
Malayan Banking Bhd	4,407,581	8,007,851
Malaysia Airports Holdings Bhd (a)	642,006	812,013
Maxis Bhd	2,149,700	1,750,496
MISC Bhd	1,210,600	1,851,235
MR DIY Group M Sdn Bhd (b)	2,201,150	940,424
Nestle (Malaysia) Bhd	63,300	1,780,647
Petronas Chemicals Group Bhd	2,187,300	4,034,107
Petronas Dagangan Bhd	278,400	1,276,589
Petronas Gas Bhd	744,530	2,692,780
PPB Group Bhd	580,820	2,051,543
Press Metal Bhd	3,369,300	3,099,927
Public Bank Bhd	13,290,400	12,565,162
QL Resources Bhd	1,036,050	1,121,949
RHB Bank Bhd	1,297,676	1,569,946
Sime Darby Bhd	2,566,749	1,221,486
Sime Darby Plantation Bhd	1,959,356	1,823,428
Telekom Malaysia Bhd	1,011,193	1,189,136
Tenaga Nasional Bhd	2,360,400	4,203,589
Top Glove Corp. Bhd	5,046,800	848,605
TOTAL MALAYSIA		82,666,425
Mexico - 2.5%
Alfa SA de CV Series A	2,627,600	1,743,953
America Movil S.A.B. de CV Series L	25,501,500	24,133,303
Arca Continental S.A.B. de CV	385,400	3,156,845
CEMEX S.A.B. de CV unit (a)	13,686,318	5,318,965
Coca-Cola FEMSA S.A.B. de CV unit	482,395	3,038,799
Fibra Uno Administracion SA de CV	2,768,000	3,230,009
Fomento Economico Mexicano S.A.B. de CV unit	1,768,300	12,693,954
Gruma S.A.B. de CV Series B	187,120	2,170,584
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	334,600	5,182,897
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	177,690	4,158,626
Grupo Bimbo S.A.B. de CV Series A	1,222,100	4,731,605
Grupo Carso SA de CV Series A1	402,500	1,621,945
Grupo Financiero Banorte S.A.B. de CV Series O	2,370,800	19,271,051
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	1,961,400	3,620,269
Grupo Mexico SA de CV Series B	2,845,707	10,316,819
Grupo Televisa SA de CV	2,206,900	2,341,343
Industrias Penoles SA de CV (d)	125,620	1,425,042
Kimberly-Clark de Mexico SA de CV Series A	1,436,100	2,265,810
Operadora de Sites Mexicanos, SA de CV (d)	1,183,300	1,287,637
Orbia Advance Corp. S.A.B. de CV	947,055	1,598,899
Promotora y Operadora de Infraestructura S.A.B. de CV	203,305	1,529,328
Sitios Latinoamerica S.A.B. de CV (a)(d)	1,319,175	384,840
Wal-Mart de Mexico SA de CV Series V	4,757,100	18,374,848
TOTAL MEXICO		133,597,371
Netherlands - 0.1%
NEPI Rockcastle PLC	384,050	1,933,971
X5 Retail Group NV:
GDR (c)	102,956	36,424
GDR (Reg. S) (c)	4,876	1,018
Yandex NV Class A (a)(c)	261,431	1,463,677
TOTAL NETHERLANDS		3,435,090
Peru - 0.0%
Compania de Minas Buenaventura SAA	1,294	8,980
Compania de Minas Buenaventura SAA sponsored ADR (d)	193,704	1,344,306
TOTAL PERU		1,353,286
Philippines - 0.8%
Aboitiz Equity Ventures, Inc.	1,539,210	1,508,220
ACEN Corp.	6,687,995	725,026
Ayala Corp.	223,685	2,588,006
Ayala Land, Inc.	6,782,540	3,000,959
Bank of the Philippine Islands (BPI)	1,640,997	2,720,867
BDO Unibank, Inc.	1,800,356	3,967,501
Converge ICT Solutions, Inc. (a)	2,062,900	440,498
Globe Telecom, Inc.	27,141	1,090,907
GT Capital Holdings, Inc.	80,904	576,723
International Container Terminal Services, Inc.	942,880	2,817,932
JG Summit Holdings, Inc.	2,768,446	2,066,148
Jollibee Food Corp.	396,850	1,587,101
Manila Electric Co.	213,800	1,111,374
Metro Pacific Investments Corp.	9,080,500	572,799
Metropolitan Bank & Trust Co.	1,614,227	1,444,860
Monde Nissin Corp. (b)	5,934,900	1,199,505
PLDT, Inc.	77,900	2,190,162
SM Investments Corp.	216,630	3,078,195
SM Prime Holdings, Inc.	10,626,700	5,786,013
Universal Robina Corp.	794,990	1,676,809
TOTAL PHILIPPINES		40,149,605
Poland - 0.6%
Bank Polska Kasa Opieki SA	165,261	2,715,291
CD Projekt RED SA (d)	58,791	1,565,182
Cyfrowy Polsat SA	240,760	902,705
Dino Polska SA (a)(b)	43,783	2,863,168
KGHM Polska Miedz SA (Bearer)	126,688	2,538,484
LPP SA	1,009	1,752,081
mBank SA (a)	14,008	785,183
Orange Polska SA	560,278	707,902
PGE Polska Grupa Energetyczna SA (a)	851,699	972,280
Polski Koncern Naftowy Orlen SA	374,224	4,304,975
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	1,574,286	1,675,191
Powszechna Kasa Oszczednosci Bank SA	793,302	4,331,996
Powszechny Zaklad Ubezpieczen SA	546,962	3,070,439
Santander Bank Polska SA	31,007	1,650,988
TOTAL POLAND		29,835,865
Qatar - 1.2%
Barwa Real Estate Co. (a)	1,649,159	1,539,683
Industries Qatar QSC (a)	1,363,770	5,905,582
Masraf al Rayan	5,061,531	5,332,902
Mesaieed Petrochemical Holding Co. (a)	3,903,353	2,433,064
Ooredoo QSC	704,627	1,890,357
Qatar Electricity & Water Co. (a)	415,784	2,112,172
Qatar Fuel Co. (a)	435,532	2,281,856
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	2,234,423	2,515,586
Qatar International Islamic Bank QSC (a)	659,408	2,094,968
Qatar Islamic Bank (a)	1,506,852	10,091,884
Qatar National Bank SAQ (a)	4,211,414	23,059,132
The Commercial Bank of Qatar (a)	2,938,908	5,079,285
TOTAL QATAR		64,336,471
Russia - 0.1%
Alrosa Co. Ltd. (c)	2,234,923	557,560
Gazprom OAO (c)	8,473,436	1,329,616
Gazprom OAO sponsored ADR (Reg. S) (a)(c)	863,533	197,265
Inter Rao Ues JSC (c)	31,187,844	257,846
LUKOIL PJSC (c)	334,533	155,274
LUKOIL PJSC sponsored ADR (c)	22,773	6,442
Magnit OJSC GDR (Reg. S) (c)	305,795	1,489
MMC Norilsk Nickel PJSC (c)	48,442	483,115
MMC Norilsk Nickel PJSC sponsored ADR (c)	59,247	43,996
Mobile TeleSystems OJSC sponsored ADR (c)	396,417	394,827
Moscow Exchange MICEX-RTS OAO (a)(c)	1,311,841	378,153
Novatek PJSC GDR (Reg. S) (c)	78,382	20,024
Novolipetsk Steel OJSC (c)	1,258,902	18,124
Novolipetsk Steel OJSC GDR (Reg. S) (c)	3,783	470
PhosAgro PJSC:
GDR (c)	749	15
GDR (Reg. S) (c)	116,446	2,388
Polyus PJSC (c)	26,742	94,304
Polyus PJSC unit (c)	5,226	8,008
Rosneft Oil Co. OJSC (c)	857,494	215,048
Rosneft Oil Co. OJSC GDR (Reg. S) (c)	150,200	35,515
Sberbank of Russia (a)(c)	9,313,306	85,868
Severstal PAO (c)	155,372	5,202
Severstal PAO GDR (Reg. S) (c)	26,165	618
Surgutneftegas OJSC (c)	5,613,549	103,006
Surgutneftegas OJSC sponsored ADR (a)(c)	73,333	13,542
Tatneft PAO (c)	1,103,564	205,832
Tatneft PAO sponsored ADR (c)	18,698	17,264
United Co. RUSAL International PJSC (c)	2,596,470	469,248
VTB Bank OJSC (a)(c)	2,380,815,800	136,403
VTB Bank OJSC sponsored GDR (Reg. S) (a)(c)	221,738	37,021
TOTAL RUSSIA		5,273,483
Saudi Arabia - 4.9%
ACWA Power Co.	74,380	3,444,297
Advanced Polypropylene Co.	119,748	1,411,781
Al Rajhi Bank	1,793,475	40,665,878
Alinma Bank	896,373	8,945,719
Almarai Co. Ltd.	229,598	3,440,105
Arab National Bank	554,174	4,756,320
Bank Al-Jazira	365,129	2,271,884
Bank Albilad	447,785	6,041,889
Banque Saudi Fransi	541,239	6,222,545
Bupa Arabia for Cooperative Insurance Co.	54,682	2,808,646
Dar Al Arkan Real Estate Development Co. (a)	484,672	1,730,994
Dr Sulaiman Al Habib Medical Services Group Co.	80,191	4,835,938
Elm Co.	22,118	1,948,359
Emaar The Economic City (a)	375,831	959,194
Etihad Etisalat Co.	343,761	3,348,366
Jarir Marketing Co.	53,879	2,351,574
Mobile Telecommunications Co. Saudi Arabia (a)	387,908	1,339,981
Mouwasat Medical Services Co.	44,989	2,622,078
National Industrialization Co. (a)	309,170	1,100,902
Rabigh Refining & Petrochemical Co. (a)	393,017	1,426,661
Riyad Bank	1,235,713	11,822,566
Sabic Agriculture-Nutrients Co.	195,753	8,283,250
Sahara International Petrochemical Co.	329,070	3,551,194
Saudi Arabian Mining Co.	789,033	17,575,831
Saudi Arabian Oil Co. (b)	2,222,053	20,638,355
Saudi Basic Industries Corp.	824,262	19,391,561
Saudi Electricity Co.	776,603	5,580,307
Saudi Industrial Investment Group	334,636	2,002,001
Saudi Investment Bank/The	452,273	2,183,399
Saudi Kayan Petrochemical Co. (a)	675,246	2,364,902
Saudi Research & Marketing Group (a)	33,979	1,821,232
Saudi Tadawul Group Holding Co.	33,075	1,911,855
Saudi Telecom Co.	1,368,635	14,715,135
The Saudi British Bank	846,810	9,803,259
The Saudi National Bank	2,009,309	31,763,504
The Savola Group	247,258	1,928,027
Yanbu National Petrochemical Co.	229,201	2,726,586
TOTAL SAUDI ARABIA		259,736,075
Singapore - 0.0%
BOC Aviation Ltd. Class A (b)	196,500	1,315,482
South Africa - 3.5%
Absa Group Ltd.	781,862	8,501,891
African Rainbow Minerals Ltd.	102,066	1,437,245
Anglo American Platinum Ltd.	48,427	3,852,067
AngloGold Ashanti Ltd.	384,774	5,025,039
Aspen Pharmacare Holdings Ltd.	350,181	2,883,614
Bid Corp. Ltd.	301,950	4,858,487
Bidvest Group Ltd./The	273,247	3,160,777
Capitec Bank Holdings Ltd.	79,719	8,248,332
Clicks Group Ltd.	220,675	3,739,236
Discovery Ltd. (a)	457,969	2,997,321
Exxaro Resources Ltd.	230,301	2,564,201
FirstRand Ltd.	4,643,500	16,267,260
Foschini Group Ltd./The	302,595	1,892,954
Gold Fields Ltd.	814,875	6,527,802
Growthpoint Properties Ltd. (d)	3,058,935	2,156,554
Harmony Gold Mining Co. Ltd.	498,605	1,380,908
Impala Platinum Holdings Ltd.	777,374	7,959,273
Kumba Iron Ore Ltd.	58,496	1,101,819
Mr Price Group Ltd.	228,961	2,204,258
MTN Group Ltd.	1,551,379	10,965,964
MultiChoice Group Ltd.	355,723	2,324,460
Naspers Ltd. Class N	199,689	20,584,316
Nedbank Group Ltd.	426,327	5,049,429
Northam Platinum Holdings Ltd. (a)	307,482	2,885,539
Old Mutual Ltd.	4,341,376	2,467,450
Pepkor Holdings Ltd. (b)	1,492,260	1,841,690
Remgro Ltd.	499,203	3,715,334
Sanlam Ltd.	1,638,223	4,766,064
Sasol Ltd.	520,541	8,750,325
Shoprite Holdings Ltd.	456,410	5,811,735
Sibanye-Stillwater Ltd.	2,586,063	6,057,139
Spar Group Ltd./The	165,832	1,406,102
Standard Bank Group Ltd.	1,232,907	11,521,115
Vodacom Group Ltd.	586,691	4,002,355
Woolworths Holdings Ltd.	914,064	3,139,479
TOTAL SOUTH AFRICA		182,047,534
Taiwan - 12.8%
Accton Technology Corp.	465,000	3,503,286
Acer, Inc.	2,570,994	1,761,610
Advantech Co. Ltd.	389,681	3,539,919
ASE Technology Holding Co. Ltd.	2,995,927	7,390,171
Asia Cement Corp.	2,034,153	2,352,388
ASMedia Technology, Inc.	26,000	469,151
ASUSTeK Computer, Inc.	648,000	4,741,365
AUO Corp.	6,018,400	3,153,437
Catcher Technology Co. Ltd.	603,000	3,168,863
Cathay Financial Holding Co. Ltd.	7,239,832	8,484,704
Chang Hwa Commercial Bank	4,247,840	2,186,214
Cheng Shin Rubber Industry Co. Ltd.	1,681,937	1,684,336
China Airlines Ltd.	2,703,000	1,420,470
China Development Financial Ho	14,265,648	5,196,917
China Steel Corp.	10,809,204	8,998,175
Chunghwa Telecom Co. Ltd.	3,464,000	11,931,918
Compal Electronics, Inc.	3,865,000	2,528,415
CTBC Financial Holding Co. Ltd.	16,060,826	10,158,146
Delta Electronics, Inc.	1,781,381	14,221,666
E Ink Holdings, Inc.	784,000	4,995,101
E.SUN Financial Holdings Co. Ltd.	11,734,684	8,440,648
ECLAT Textile Co. Ltd.	174,613	2,298,109
eMemory Technology, Inc.	59,000	1,966,423
EVA Airways Corp.	2,406,000	1,745,532
Evergreen Marine Corp. (Taiwan)	920,363	3,923,542
Far Eastern New Century Corp.	2,950,705	2,941,191
Far EasTone Telecommunications Co. Ltd.	1,466,000	3,213,437
Feng Tay Enterprise Co. Ltd.	400,686	1,993,864
First Financial Holding Co. Ltd.	9,673,107	7,422,627
Formosa Chemicals & Fibre Corp.	3,216,760	6,931,383
Formosa Petrochemical Corp.	1,043,000	2,683,977
Formosa Plastics Corp.	3,787,520	9,758,260
Fubon Financial Holding Co. Ltd.	6,813,530	10,773,548
Giant Manufacturing Co. Ltd.	274,000	1,745,737
GlobalWafers Co. Ltd.	199,000	2,211,865
Hon Hai Precision Industry Co. Ltd. (Foxconn)	11,441,869	36,361,120
Hotai Motor Co. Ltd.	276,000	4,997,334
Hua Nan Financial Holdings Co. Ltd.	8,101,032	5,286,995
Innolux Corp.	8,561,614	3,145,505
Inventec Corp.	2,287,865	1,730,759
Largan Precision Co. Ltd.	92,000	5,276,865
Lite-On Technology Corp.	1,836,279	3,643,637
MediaTek, Inc.	1,390,292	25,431,645
Mega Financial Holding Co. Ltd.	10,218,123	9,472,372
Micro-Star International Co. Ltd.	611,000	2,074,301
momo.com, Inc.	61,800	924,490
Nan Ya Plastics Corp.	4,358,860	9,230,177
Nan Ya Printed Circuit Board Corp.	203,000	1,331,137
Nanya Technology Corp.	1,122,000	1,895,858
Nien Made Enterprise Co. Ltd.	166,000	1,281,515
Novatek Microelectronics Corp.	531,000	3,967,601
Pegatron Corp.	1,844,000	3,373,101
Pou Chen Corp.	2,078,000	1,755,612
Powerchip Semiconductor Manufacturing Corp.	2,680,294	2,559,467
President Chain Store Corp.	516,000	4,287,468
Quanta Computer, Inc.	2,482,000	5,263,496
Realtek Semiconductor Corp.	423,401	3,347,407
Ruentex Development Co. Ltd.	1,642,062	2,016,049
Shin Kong Financial Holding Co. Ltd.	11,977,127	2,970,702
Sinopac Financial Holdings Co.	9,358,866	4,671,599
Synnex Technology International Corp.	1,257,500	2,050,738
Taishin Financial Holdings Co. Ltd.	9,936,191	4,081,805
Taiwan Cement Corp.	5,537,730	5,193,661
Taiwan Cooperative Financial Holding Co. Ltd.	8,971,018	6,953,415
Taiwan High Speed Rail Corp.	1,740,000	1,515,905
Taiwan Mobile Co. Ltd.	1,567,900	4,622,908
Taiwan Semiconductor Manufacturing Co. Ltd.	22,555,000	270,896,102
The Shanghai Commercial & Savings Bank Ltd.	3,265,246	4,697,322
The Shanghai Commercial & Savings Bank Ltd. rights (a)	239,363	69,759
Uni-President Enterprises Corp.	4,437,983	9,012,460
Unimicron Technology Corp.	1,157,000	4,466,004
United Microelectronics Corp.	10,837,000	13,018,345
Vanguard International Semiconductor Corp.	808,000	1,663,397
Voltronic Power Technology Corp.	60,000	2,436,907
Walsin Lihwa Corp.	2,368,526	2,625,250
Wan Hai Lines Ltd.	623,950	1,309,649
Win Semiconductors Corp.	320,000	1,210,393
Winbond Electronics Corp.	2,715,000	1,641,424
Wiwynn Corp.	79,756	1,790,269
WPG Holding Co. Ltd.	1,503,200	2,048,293
Yageo Corp.	316,845	3,605,200
Yang Ming Marine Transport Corp.	1,592,000	2,971,365
Yuanta Financial Holding Co. Ltd.	9,163,592	5,596,911
TOTAL TAIWAN		669,710,089
Thailand - 2.2%
Advanced Info Service PCL (For. Reg.)	1,072,700	5,385,352
Airports of Thailand PCL (For. Reg.) (a)	3,817,300	7,424,897
Asset World Corp. PCL (For. Reg.)	10,557,900	1,692,816
B. Grimm Power PCL (For. Reg.)	512,800	454,909
Bangkok Commercial Asset Management PCL (For. Reg.)	1,458,600	586,584
Bangkok Dusit Medical Services PCL (For. Reg.)	9,705,500	7,525,621
Bangkok Expressway and Metro PCL (For. Reg.)	6,885,900	1,701,339
Berli Jucker PCL (For. Reg.)	1,115,700	1,004,409
BTS Group Holdings PCL (For. Reg.)	7,574,000	1,652,364
Bumrungrad Hospital PCL:
NVDR	48,700	290,574
(For. Reg.)	440,200	2,626,505
Carabao Group PCL (For. Reg.)	220,100	522,119
Central Pattana PCL (For. Reg.)	1,901,200	3,435,603
Central Retail Corp. PCL (For. Reg.)	1,664,716	1,837,773
Charoen Pokphand Foods PCL (For. Reg.)	3,632,320	2,410,726
CP ALL PCL (For. Reg.)	5,383,300	8,489,894
Delta Electronics PCL (For. Reg.)	313,500	4,779,340
Electricity Generating PCL (For. Reg.)	239,900	1,075,120
Energy Absolute PCL (For. Reg.)	1,527,300	3,873,951
Global Power Synergy Public Co. Ltd. (For. Reg.)	620,500	1,011,197
Gulf Energy Development PCL (For. Reg.)	2,654,200	3,523,120
Home Product Center PCL (For. Reg.)	5,651,806	2,168,915
Indorama Ventures PCL (For. Reg.)	1,954,200	2,157,351
Intouch Holdings PCL (For. Reg.)	950,000	1,797,871
JMT Network Services PCL (For. Reg.)	489,400	836,141
Kasikornbank PCL:
NVDR	2,200	8,443
(For. Reg.)	554,400	2,127,544
Krung Thai Bank PCL (For. Reg.)	3,301,270	1,518,523
Krungthai Card PCL (For. Reg.)	824,600	1,235,437
Land & House PCL (For. Reg.)	8,223,200	1,988,525
Minor International PCL (For. Reg.) (a)	2,983,632	2,215,471
Muangthai Leasing PCL (For. Reg.)	701,300	668,212
Osotspa PCL (For. Reg.)	955,400	665,478
PTT Exploration and Production PCL (For. Reg.)	1,291,339	6,160,547
PTT Global Chemical PCL (For. Reg.)	2,166,539	2,477,184
PTT Oil & Retail Business PCL:
(For. Reg.)	918,600	581,897
NVDR	1,777,700	1,126,103
PTT PCL (For. Reg.)	9,210,000	8,714,943
Ratch Group PCL (For. Reg.)	779,000	839,506
SCB X PCL (For. Reg.)	677,200	1,886,797
SCG Packaging PCL (For. Reg.)	1,464,300	2,001,409
Siam Cement PCL (For. Reg.)	748,750	6,376,528
Siam Commercial Bank PCL (For. Reg.)	385,900	893,160
Srisawad Corp. PCL:
warrants 8/29/25 (a)	14,528	1,237
(For. Reg.)	644,900	694,990
Thai Oil PCL (For. Reg.)	1,248,614	1,788,657
Thai Union Frozen Products PCL:
(For. Reg.)	2,810,920	1,329,914
rights (a)(c)	79,705	36,884
True Corp. PCL (For. Reg.)	10,668,919	1,390,928
TOTAL THAILAND		114,992,808
Turkey - 0.4%
Akbank TAS	2,858,504	2,245,126
Aselsan A/S	600,017	1,038,589
Bim Birlesik Magazalar A/S JSC	406,892	2,929,128
Eregli Demir ve Celik Fabrikalari T.A.S.	1,271,145	2,028,178
Ford Otomotiv Sanayi A/S	66,133	1,289,672
Haci Omer Sabanci Holding A/S	930,961	1,677,448
Koc Holding A/S	693,175	2,070,485
Turk Hava Yollari AO (a)	509,052	2,770,295
Turk Sise ve Cam Fabrikalari A/S	1,241,681	2,215,971
Turkcell Iletisim Hizmet A/S	1,086,837	1,497,052
Turkiye Is Bankasi A/S Series C	3,171,990	1,588,189
Turkiye Petrol Rafinerileri A/S (a)	114,308	2,327,396
TOTAL TURKEY		23,677,529
United Arab Emirates - 1.5%
Abu Dhabi Commercial Bank PJSC	2,574,395	6,623,297
Abu Dhabi Islamic Bank	1,350,168	3,492,036
Abu Dhabi National Oil Co. for Distribution PJSC	2,870,091	3,524,029
Aldar Properties PJSC	3,583,710	4,214,867
Dubai Islamic Bank Pakistan Ltd.	2,687,509	4,258,338
Emaar Properties PJSC (a)	3,721,356	6,139,614
Emirates NBD Bank PJSC	1,740,254	6,277,631
Emirates Telecommunications Corp.	3,179,324	22,331,698
First Abu Dhabi Bank PJSC	4,052,138	19,747,154
TOTAL UNITED ARAB EMIRATES		76,608,664
United States of America - 0.6%
360 DigiTech, Inc. ADR	97,828	993,932
Legend Biotech Corp. ADR (a)	43,040	2,144,253
Li Auto, Inc. ADR (a)	500,174	6,812,370
Southern Copper Corp.	77,860	3,657,084
Yum China Holdings, Inc.	384,538	15,900,646
TOTAL UNITED STATES OF AMERICA		29,508,285
TOTAL COMMON STOCKS (Cost $6,186,692,254)		4,965,845,339

Nonconvertible Preferred Stocks - 2.6%
	Shares	Value ($)
Brazil - 1.7%
Banco Bradesco SA (PN)	4,895,204	18,820,782
Braskem SA Class A	179,000	1,168,152
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	210,206	2,169,816
Companhia Energetica de Minas Gerais (CEMIG) (PN)	1,281,280	2,820,279
Gerdau SA	1,049,900	5,233,748
Itau Unibanco Holding SA	4,440,131	26,131,058
Itausa-Investimentos Itau SA (PN)	4,182,139	8,695,416
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	4,467,400	25,781,278
TOTAL BRAZIL		90,820,529
Chile - 0.2%
Sociedad Quimica y Minera de Chile SA (PN-B)	130,827	12,451,791
Colombia - 0.1%
Bancolombia SA (PN)	407,608	2,579,145
Korea (South) - 0.6%
Hyundai Motor Co.	20,026	1,099,990
Hyundai Motor Co. Series 2	29,477	1,648,029
LG Chemical Ltd.	6,753	1,367,330
LG H & H Co. Ltd.	1,155	226,983
Samsung Electronics Co. Ltd.	715,971	26,736,299
TOTAL KOREA (SOUTH)		31,078,631
Russia - 0.0%
Surgutneftegas OJSC (c)	5,794,540	151,180
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $143,113,764)		137,081,276

Nonconvertible Bonds - 0.0%
		Principal Amount (e)	Value ($)
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $52,909)	INR	264,162	42,632

Government Obligations - 0.3%
	Principal Amount (e)	Value ($)
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 1.15% 1/26/23 (f) (Cost $14,959,168)	15,000,000	14,857,115

Money Market Funds - 1.6%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	62,320,151	62,332,615
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	20,630,344	20,632,407
TOTAL MONEY MARKET FUNDS (Cost $82,965,022)		82,965,022

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $6,427,783,117)	5,200,791,384
NET OTHER ASSETS (LIABILITIES) - 0.6%	33,852,908
NET ASSETS - 100.0%	5,234,644,292

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	3,081	Dec 2022	131,497,080	(848,260)	(848,260)

The notional amount of futures purchased as a percentage of Net Assets is 2.5%

Currency Abbreviations
INR	-	Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $246,331,595 or 4.7% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,406,620.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	150,494,987	2,257,314,675	2,345,477,047	1,481,014	-	-	62,332,615	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	46,844,807	312,522,864	338,735,264	536,172	-	-	20,632,407	0.1%
Total	197,339,794	2,569,837,539	2,684,212,311	2,017,186	-	-	82,965,022

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	444,820,188	222,359,009	220,558,125	1,903,054
Consumer Discretionary	625,486,809	378,254,669	247,105,240	126,900
Consumer Staples	331,216,148	328,264,018	2,876,314	75,816
Energy	287,644,182	276,619,651	8,574,523	2,450,008
Financials	1,205,067,497	990,190,449	214,042,827	834,221
Health Care	207,724,196	178,879,271	28,844,925	-
Industrials	310,909,823	298,274,599	12,635,224	-
Information Technology	968,058,770	666,817,108	301,241,662	-
Materials	468,249,408	417,453,448	49,112,912	1,683,048
Real Estate	88,647,602	79,603,170	8,786,972	257,460
Utilities	165,101,992	160,214,690	4,629,454	257,848

Corporate Bonds	42,632	-	42,632	-

Government Obligations	14,857,115	-	14,857,115	-

Money Market Funds	82,965,022	82,965,022	-	-
Total Investments in Securities:	5,200,791,384	4,079,895,104	1,113,307,925	7,588,355
Derivative Instruments:

Liabilities
Futures Contracts	(848,260)	(848,260)	-	-
Total Liabilities	(848,260)	(848,260)	-	-
Total Derivative Instruments:	(848,260)	(848,260)	-	-

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Energy
Beginning Balance	$68
Net Realized Gain (Loss) on Investment Securities	4,373
Net Unrealized Gain (Loss) on Investment Securities	(127,237,495)
Cost of Purchases	17,026,346
Proceeds of Sales	(82,151)
Amortization/Accretion	-
Transfers into Level 3	112,738,867
Transfers out of Level 3	-
Ending Balance	$2,450,008
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(127,237,425)
Financials
Beginning Balance	$873,237
Net Realized Gain (Loss) on Investment Securities	(1,323,641)
Net Unrealized Gain (Loss) on Investment Securities	(60,154,400)
Cost of Purchases	8,058,740
Proceeds of Sales	(348,712)
Amortization/Accretion	-
Transfers into Level 3	53,728,997
Transfers out of Level 3	-
Ending Balance	$834,221
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(60,953,517)
Other Investments in Securities
Beginning Balance	$1,685,472
Net Realized Gain (Loss) on Investment Securities	(1,699,975)
Net Unrealized Gain (Loss) on Investment Securities	(76,514,113)
Cost of Purchases	16,203,167
Proceeds of Sales	(3,595,121)
Amortization/Accretion	-
Transfers into Level 3	68,224,696
Transfers out of Level 3	-
Ending Balance	$4,304,126
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(76,166,175)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(848,260)
Total Equity Risk	0	(848,260)
Total Value of Derivatives	0	(848,260)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Emerging Markets Index Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $18,456,366) - See accompanying schedule:
Unaffiliated issuers (cost $6,344,818,095)	$5,117,826,362
Fidelity Central Funds (cost $82,965,022)	82,965,022

Total Investment in Securities (cost $6,427,783,117)		$5,200,791,384
Foreign currency held at value (cost $21,699,789)		21,372,138
Receivable for fund shares sold		60,058,978
Dividends receivable		4,263,584
Interest receivable		244
Distributions receivable from Fidelity Central Funds		102,853
Other receivables		46,050
Total assets		5,286,635,231
Liabilities
Payable for investments purchased	$20,345
Payable for fund shares redeemed	8,195,859
Accrued management fee	333,146
Payable for daily variation margin on futures contracts	180,931
Other payables and accrued expenses	22,631,733
Collateral on securities loaned	20,628,925
Total Liabilities		51,990,939
Net Assets		$5,234,644,292
Net Assets consist of:
Paid in capital		$6,952,911,805
Total accumulated earnings (loss)		(1,718,267,513)
Net Assets		$5,234,644,292
Net Asset Value , offering price and redemption price per share ($5,234,644,292 ÷ 611,594,762 shares)		$8.56

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$197,913,449
Non-Cash dividends		13,296,373
Interest		116,337
Income from Fidelity Central Funds (including $536,172 from security lending)		2,017,186
Income before foreign taxes withheld		213,343,345
Less foreign taxes withheld		(22,834,108)
Total Income		190,509,237
Expenses
Management fee	$4,672,725
Independent trustees' fees and expenses	20,609
Total expenses before reductions	4,693,334
Expense reductions	(102,851)
Total expenses after reductions		4,590,483
Net Investment income (loss)		185,918,754
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $744,641)	(252,159,696)
Foreign currency transactions	(4,150,165)
Futures contracts	(32,564,871)
Total net realized gain (loss)		(288,874,732)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,884,802)	(2,124,245,229)
Assets and liabilities in foreign currencies	(229,426)
Futures contracts	(783,987)
Total change in net unrealized appreciation (depreciation)		(2,125,258,642)
Net gain (loss)		(2,414,133,374)
Net increase (decrease) in net assets resulting from operations		$(2,228,214,620)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$185,918,754	$113,950,572
Net realized gain (loss)	(288,874,732)	(33,717,915)
Change in net unrealized appreciation (depreciation)	(2,125,258,642)	382,072,849
Net increase (decrease) in net assets resulting from operations	(2,228,214,620)	462,305,506
Distributions to shareholders	(141,768,973)	(60,657,681)
Share transactions
Proceeds from sales of shares	4,848,475,063	4,030,141,535
Reinvestment of distributions	111,740,080	45,982,262
Cost of shares redeemed	(3,797,103,742)	(1,437,019,718)
Net increase (decrease) in net assets resulting from share transactions	1,163,111,401	2,639,104,079
Total increase (decrease) in net assets	(1,206,872,192)	3,040,751,904

Net Assets
Beginning of period	6,441,516,484	3,400,764,580
End of period	$5,234,644,292	$6,441,516,484

Other Information
Shares
Sold	456,938,763	309,586,290
Issued in reinvestment of distributions	9,382,039	3,723,260
Redeemed	(364,529,607)	(110,589,949)
Net increase (decrease)	101,791,195	202,719,601

Financial Highlights
Fidelity® Emerging Markets Index Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.64	$11.07	$10.48	$9.62	$11.23
Income from Investment Operations
Net investment income (loss) A,B	.32	.28	.22	.35 C	.27
Net realized and unrealized gain (loss)	(4.14)	1.48	.65	.72	(1.66)
Total from investment operations	(3.82)	1.76	.87	1.07	(1.39)
Distributions from net investment income	(.26)	(.19)	(.28)	(.21)	(.20)
Distributions from net realized gain	-	-	-	-	(.01)
Total distributions	(.26)	(.19)	(.28)	(.21)	(.22) D
Redemption fees added to paid in capital A	-	-	-	-	- E
Net asset value, end of period	$8.56	$12.64	$11.07	$10.48	$9.62
Total Return F	(30.81)%	15.95%	8.54%	11.33%	(12.65)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.08%	.07% I	.08%	.08%	.08%
Expenses net of fee waivers, if any	.08%	.07% I	.08%	.08%	.08%
Expenses net of all reductions	.07%	.07% I	.07%	.08%	.08%
Net investment income (loss)	2.97%	2.17%	2.20%	3.40% C	2.46%
Supplemental Data
Net assets, end of period (000 omitted)	$5,234,644	$6,441,516	$3,400,765	$2,938,021	$593,466
Portfolio turnover rate J	8%	5%	10%	3%	4%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.66%.

D Total distributions per share do not sum due to rounding.

E Amount represents less than $.005 per share.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I The size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Global ex U.S. Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Global ex U.S. Index Fund	-24.56%	-0.59%	3.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global ex U.S. Index Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Fidelity® Global ex U.S. Index Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from the Geode Capital Management, LLC, passive equity index team :
For the fiscal year ending October 31, 2022, the fund returned -24.56%, roughly in line with the -24.61% result of the benchmark MSCI All Country World ex US Index (Net MA). (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, as well as by required local capital gains tax.) By region, emerging markets, returned -29.80% and detracted most, followed by Europe ex U.K. (-25.44%). By sector, stocks in the information technology sector returned -37% and detracted most, followed by consumer discretionary, which returned roughly -37%, hampered by the retailing industry (-49%). Financials returned about -18%, hampered by the banks industry (-13%). Industrials detracted -25%, especially in the capital goods industry (-26%). Communication services returned approximately -34%, hampered by the media & entertainment industry (-51%). Health care returned -20%, especially in the pharmaceuticals, biotechnology & life sciences industry (-15%). Consumer staples detracted -18%, hampered by the food, beverage & tobacco industry (-16%). The materials sector (-19%) also detracted, while real estate (-33%) and utilities (-16%) also hurt. From a sector standpoint, energy gained roughly 5% and contributed most. Turning to individual stocks, the biggest individual detractor was Taiwan Semiconductor (-42%), from the semiconductors & semiconductor equipment group, followed by Tencent Holdings (-56%), which is in the media & entertainment category. Within retailing, Alibaba Group Holding returned about -63% and hurt. Other detractors were ASML Holding (-41%), a stock in the semiconductors & semiconductor equipment segment, and Shopify (-76%), from the software & services industry. Conversely, the biggest individual contributor was Shell (+24%), from the energy sector. In energy, Petroleo Brasileiro (+101%), also known as Petrobras; Canadian National Resources (+49%); BP (+20%); and TotalEnergies (+14%) all benefited the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Global ex U.S. Index Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	1.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.1
Shell PLC (London) (United Kingdom, Oil, Gas & Consumable Fuels)	1.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	0.9
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.9
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	0.9
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.9
Novartis AG (Switzerland, Pharmaceuticals)	0.9
10.6

Market Sectors (% of Fund's net assets)

Financials	23.0
Industrials	10.8
Information Technology	10.6
Health Care	10.2
Consumer Discretionary	9.5
Consumer Staples	9.1
Materials	7.7
Energy	6.8
Communication Services	5.6
Utilities	3.0
Real Estate	1.6

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%*
Foreign investments - 97.9%
*Short-Term Investments and Net Other Assets (Liabilities) are not available in the pie chart.

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Global ex U.S. Index Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value ($)
Australia - 4.9%
Ampol Ltd.	85,941	1,496,892
APA Group unit	423,347	2,846,044
Aristocrat Leisure Ltd.	216,671	5,137,665
ASX Ltd.	71,090	3,078,503
Aurizon Holdings Ltd.	661,762	1,532,332
Australia & New Zealand Banking Group Ltd.	1,080,382	17,700,696
BHP Group Ltd.	1,836,137	43,878,761
BlueScope Steel Ltd.	184,109	1,852,449
Brambles Ltd.	514,102	3,840,914
Cochlear Ltd.	24,229	3,095,122
Coles Group Ltd.	487,686	5,094,117
Commonwealth Bank of Australia	618,305	41,400,814
Computershare Ltd.	194,676	3,146,734
CSL Ltd.	174,907	31,379,896
Dexus unit	387,896	1,925,393
Dominos Pizza Enterprises Ltd.	20,637	841,529
Endeavour Group Ltd.	493,973	2,259,184
Evolution Mining Ltd.	625,482	832,186
Fortescue Metals Group Ltd.	615,883	5,802,237
Goodman Group unit	618,826	6,729,145
IDP Education Ltd.	76,447	1,446,931
Insurance Australia Group Ltd.	886,736	2,779,283
Lendlease Group unit	247,662	1,376,644
Macquarie Group Ltd.	132,624	14,379,184
Medibank Private Ltd.	986,674	1,773,464
Mineral Resources Ltd.	61,439	2,873,969
Mirvac Group unit	1,435,599	1,900,841
National Australia Bank Ltd.	1,163,167	24,161,360
Newcrest Mining Ltd.	321,398	3,559,573
Northern Star Resources Ltd.	421,151	2,354,462
Orica Ltd.	162,005	1,438,336
Origin Energy Ltd.	634,451	2,260,454
Qantas Airways Ltd. (a)	346,490	1,294,333
QBE Insurance Group Ltd.	541,842	4,242,252
Ramsay Health Care Ltd.	65,547	2,455,673
REA Group Ltd.	19,282	1,499,658
Reece Ltd.	76,999	764,890
Rio Tinto Ltd.	135,140	7,624,211
Santos Ltd.	1,175,282	5,737,326
Scentre Group unit	1,910,605	3,544,144
SEEK Ltd.	123,768	1,709,241
Sonic Healthcare Ltd.	167,690	3,515,006
South32 Ltd.	1,669,433	3,830,129
Stockland Corp. Ltd. unit	859,711	1,979,691
Suncorp Group Ltd.	452,966	3,305,930
Telstra Group Ltd.	1,489,378	3,734,508
The GPT Group unit	697,789	1,923,729
The Lottery Corp. Ltd. (a)	805,776	2,211,129
Transurban Group unit	1,117,158	9,475,465
Treasury Wine Estates Ltd.	261,565	2,166,665
Vicinity Centres unit	1,393,265	1,733,388
Washington H. Soul Pattinson & Co. Ltd.	77,726	1,389,105
Wesfarmers Ltd.	412,065	11,957,734
Westpac Banking Corp.	1,268,729	19,566,290
WiseTech Global Ltd.	52,849	1,966,091
Woodside Energy Group Ltd.	689,353	15,865,188
Woolworths Group Ltd.	441,366	9,322,199
TOTAL AUSTRALIA		366,989,089
Austria - 0.1%
Erste Group Bank AG	124,421	3,066,349
OMV AG	53,310	2,457,163
Verbund AG	24,485	1,917,636
Voestalpine AG	39,684	862,005
TOTAL AUSTRIA		8,303,153
Bailiwick of Jersey - 0.6%
Experian PLC	334,928	10,679,272
Ferguson PLC	77,723	8,476,523
Glencore PLC	3,578,579	20,516,257
WPP PLC	405,462	3,568,127
TOTAL BAILIWICK OF JERSEY		43,240,179
Belgium - 0.5%
Ageas	58,450	2,023,445
Anheuser-Busch InBev SA NV	314,160	15,714,413
D'ieteren Group	8,956	1,489,584
ELIA GROUP SA/NV	11,933	1,508,298
Groupe Bruxelles Lambert SA	36,716	2,706,830
KBC Group NV	91,466	4,583,888
Proximus	51,970	544,923
Sofina SA	5,886	1,148,826
Solvay SA Class A	27,069	2,440,756
UCB SA	46,215	3,485,685
Umicore SA	75,694	2,495,322
Warehouses de Pauw	58,621	1,505,079
TOTAL BELGIUM		39,647,049
Bermuda - 0.2%
Alibaba Health Information Technology Ltd. (a)	1,636,000	691,944
Alibaba Pictures Group Ltd. (a)	4,160,000	153,688
Beijing Enterprises Water Group Ltd.	1,398,000	293,860
China Gas Holdings Ltd.	1,136,000	1,007,250
China Oriental Group Co. Ltd. (H Shares)	107	15
China Resource Gas Group Ltd.	360,000	921,825
China Ruyi Holdings Ltd. (a)(b)	1,624,000	254,472
CK Infrastructure Holdings Ltd.	229,136	1,088,809
Cosco Shipping Ports Ltd.	648,344	319,644
Credicorp Ltd. (United States)	25,501	3,732,326
Hongkong Land Holdings Ltd.	407,167	1,567,593
Hopson Development Holdings Ltd.	269,250	216,096
Jardine Matheson Holdings Ltd.	58,219	2,679,238
Kunlun Energy Co. Ltd.	1,514,000	904,583
Nine Dragons Paper (Holdings) Ltd.	574,000	340,028
Orient Overseas International Ltd.	49,500	723,300
Shenzhen International Holdings Ltd.	433,597	291,655
TOTAL BERMUDA		15,186,326
Brazil - 1.3%
Ambev SA	1,735,900	5,376,904
Americanas SA	222,649	669,822
Atacadao SA	169,400	638,181
B3 SA - Brasil Bolsa Balcao	2,245,498	6,538,049
Banco Bradesco SA	588,115	1,894,538
Banco BTG Pactual SA unit	426,600	2,390,050
Banco do Brasil SA	310,900	2,228,152
Banco Santander SA (Brasil) unit	126,200	727,565
BB Seguridade Participacoes SA	251,200	1,443,835
BRF SA (a)	206,161	501,284
CCR SA	414,300	1,039,459
Centrais Eletricas Brasileiras SA (Electrobras)	384,680	3,710,146
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	124,600	1,449,707
Companhia Siderurgica Nacional SA (CSN)	236,800	562,947
Cosan SA	441,064	1,439,617
CPFL Energia SA	76,500	524,563
Energisa SA unit	67,600	634,580
ENGIE Brasil Energia SA	69,650	542,314
Equatorial Energia SA	374,800	2,178,926
Hapvida Participacoes e Investimentos SA (c)	1,674,855	2,529,062
Hypera SA	153,000	1,504,971
JBS SA	282,700	1,366,023
Klabin SA unit	258,800	1,083,197
Localiza Rent a Car SA	821	11,212
Localiza Rent a Car SA	267,695	3,655,639
Lojas Renner SA	366,222	2,190,739
Magazine Luiza SA	1,055,252	913,169
Natura & Co. Holding SA (a)	311,903	902,710
Petro Rio SA (a)	259,300	1,776,523
Petroleo Brasileiro SA - Petrobras (ON)	1,366,709	8,800,066
Raia Drogasil SA	392,600	1,999,672
Rede D'Oregon Sao Luiz SA (c)	137,200	854,462
Rumo SA	470,400	2,016,195
Suzano Papel e Celulose SA	270,438	2,785,268
Telefonica Brasil SA	184,300	1,473,900
TIM SA	287,200	733,915
Totvs SA	204,000	1,309,581
Ultrapar Participacoes SA	243,200	631,364
Vale SA	1,453,986	18,895,766
Vibra Energia SA	437,351	1,545,186
Weg SA	617,500	4,815,197
TOTAL BRAZIL		96,284,456
British Virgin Islands - 0.0%
VK Co. Ltd. unit (a)(d)	38,348	17,084
Canada - 8.4%
Agnico Eagle Mines Ltd. (Canada)	166,181	7,310,329
Air Canada (a)	73,613	1,059,604
Algonquin Power & Utilities Corp.	239,151	2,647,188
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	300,808	13,468,850
AltaGas Ltd.	102,035	1,840,203
ARC Resources Ltd.	249,995	3,519,583
Bank of Montreal	243,338	22,414,567
Bank of Nova Scotia	433,772	20,966,628
Barrick Gold Corp. (Canada)	647,557	9,739,379
Bausch Health Cos., Inc. (Canada) (a)	94,535	614,805
BCE, Inc.	26,943	1,215,288
BlackBerry Ltd. (a)	213,979	994,228
Brookfield Asset Management, Inc. (Canada) Class A	511,594	20,259,475
Brookfield Renewable Corp.	47,989	1,491,081
BRP, Inc.	14,590	975,523
CAE, Inc. (a)	114,922	2,193,248
Cameco Corp.	157,456	3,734,285
Canadian Apartment Properties (REIT) unit	36,571	1,132,551
Canadian Imperial Bank of Commerce	327,327	14,865,285
Canadian National Railway Co.	212,657	25,193,849
Canadian Natural Resources Ltd.	419,557	25,163,873
Canadian Pacific Railway Ltd.	337,048	25,126,139
Canadian Tire Ltd. Class A (non-vtg.)	20,551	2,303,323
Canadian Utilities Ltd. Class A (non-vtg.)	45,634	1,214,249
CCL Industries, Inc. Class B	54,350	2,553,235
Cenovus Energy, Inc. (Canada)	505,094	10,210,510
CGI, Inc. Class A (sub. vtg.) (a)	78,943	6,359,016
Constellation Software, Inc.	7,317	10,580,016
Dollarama, Inc.	100,454	5,968,915
Emera, Inc.	95,066	3,523,237
Empire Co. Ltd. Class A (non-vtg.)	61,067	1,568,866
Enbridge, Inc.	733,600	28,582,587
Fairfax Financial Holdings Ltd. (sub. vtg.)	8,264	4,058,693
First Quantum Minerals Ltd.	211,434	3,729,408
FirstService Corp.	14,551	1,819,049
Fortis, Inc.	173,624	6,773,675
Franco-Nevada Corp.	69,479	8,584,725
George Weston Ltd.	26,746	2,943,856
GFL Environmental, Inc.	66,086	1,783,670
Gildan Activewear, Inc.	68,532	2,162,580
Great-West Lifeco, Inc.	100,056	2,316,414
Hydro One Ltd. (c)	117,403	2,943,800
iA Financial Corp, Inc.	38,997	2,170,333
IGM Financial, Inc.	28,748	769,582
Imperial Oil Ltd.	85,991	4,677,794
Intact Financial Corp.	63,612	9,665,886
Ivanhoe Mines Ltd. (a)	221,907	1,539,268
Keyera Corp.	81,169	1,739,740
Kinross Gold Corp.	480,995	1,744,130
Lightspeed Commerce, Inc. (Canada) (a)	46,329	887,914
Loblaw Companies Ltd.	60,542	4,960,324
Lundin Mining Corp.	247,447	1,296,856
Magna International, Inc. Class A (sub. vtg.)	101,171	5,637,980
Manulife Financial Corp.	698,515	11,577,398
Metro, Inc.	87,105	4,563,206
National Bank of Canada	122,535	8,343,191
Northland Power, Inc.	84,468	2,457,747
Nutrien Ltd.	200,162	16,912,429
Nuvei Corp. (a)(c)	22,739	684,331
Onex Corp. (sub. vtg.)	29,091	1,464,212
Open Text Corp.	97,565	2,825,937
Pan American Silver Corp.	79,241	1,266,271
Parkland Corp.	57,178	1,155,857
Pembina Pipeline Corp.	197,074	6,506,690
Power Corp. of Canada (sub. vtg.)	203,005	5,041,039
Quebecor, Inc. Class B (sub. vtg.)	55,240	1,041,262
Restaurant Brands International, Inc.	100,849	5,992,386
Restaurant Brands International, Inc.	6,344	376,707
RioCan (REIT)	51,889	739,285
Ritchie Bros. Auctioneers, Inc.	39,916	2,607,644
Rogers Communications, Inc. Class B (non-vtg.)	130,005	5,411,666
Royal Bank of Canada	513,267	47,489,489
Saputo, Inc.	90,572	2,204,549
Shaw Communications, Inc. Class B	174,912	4,492,363
Shopify, Inc. Class A (a)	415,153	14,234,078
Sun Life Financial, Inc.	213,088	9,050,003
Suncor Energy, Inc.	522,606	17,975,790
TC Energy Corp.	356,104	15,641,548
Teck Resources Ltd. Class B (sub. vtg.)	172,125	5,239,493
TELUS Corp.	168,418	3,517,079
TFI International, Inc. (Canada)	29,708	2,704,216
The Toronto-Dominion Bank	658,506	42,144,191
Thomson Reuters Corp.	61,308	6,520,289
TMX Group Ltd.	20,151	1,937,371
Toromont Industries Ltd.	29,931	2,300,272
Tourmaline Oil Corp.	115,880	6,529,122
West Fraser Timber Co. Ltd.	22,079	1,657,769
Wheaton Precious Metals Corp.	163,104	5,336,034
WSP Global, Inc.	45,322	5,570,313
TOTAL CANADA		624,506,819
Cayman Islands - 4.1%
3SBio, Inc. (c)	515,500	363,821
AAC Technology Holdings, Inc. (a)	250,500	458,861
Airtac International Group	53,043	1,216,960
Alibaba Group Holding Ltd. (a)	5,509,912	42,839,052
Anta Sports Products Ltd.	442,400	3,888,785
Autohome, Inc. ADR Class A	26,083	681,288
Baidu, Inc. Class A (a)	804,444	7,712,208
BeiGene Ltd. ADR (a)(b)	17,162	2,898,490
Bilibili, Inc. Class Z (a)	65,231	581,299
Bosideng International Holdings Ltd.	1,122,000	484,554
Budweiser Brewing Co. APAC Ltd. (c)	630,393	1,326,695
Chailease Holding Co. Ltd.	508,693	2,349,949
China Conch Venture Holdings Ltd.	566,000	834,977
China Feihe Ltd. (c)	1,383,000	796,362
China Hongqiao Group Ltd.	785,500	557,380
China Huishan Dairy Holdings Co. Ltd. (a)(d)	397,000	1
China Liansu Group Holdings Ltd.	372,000	301,878
China Literature Ltd. (a)(c)	142,600	384,220
China Medical System Holdings Ltd.	464,000	506,581
China Meidong Auto Holding Ltd.	198,000	260,312
China Mengniu Dairy Co. Ltd.	1,154,000	3,697,375
China Overseas Property Holdings Ltd.	455,000	286,344
China Resources Cement Holdings Ltd.	844,000	305,359
China Resources Land Ltd.	1,188,634	3,725,057
China Resources Microelectronics Ltd. (A Shares)	17,743	123,083
China Resources Mixc Lifestyle Services Ltd. (c)	272,600	798,736
China State Construction International Holdings Ltd.	691,250	621,712
ChinaSoft International Ltd.	954,000	631,977
Chow Tai Fook Jewellery Group Ltd.	777,000	1,330,363
CIFI Holdings Group Co. Ltd. (d)	1,438,803	95,313
CK Asset Holdings Ltd.	717,471	3,966,832
CK Hutchison Holdings Ltd.	966,893	4,813,033
Country Garden Holdings Co. Ltd.	2,813,517	362,010
Country Garden Services Holdings Co. Ltd.	752,000	657,191
Dali Foods Group Co. Ltd. (c)	722,000	297,091
Daqo New Energy Corp. ADR (a)	22,160	974,818
Dongyue Group Co. Ltd.	503,000	437,021
ENN Energy Holdings Ltd.	286,100	2,844,726
ESR Group Ltd. (c)	744,459	1,270,853
Futu Holdings Ltd. ADR (a)	20,526	695,010
GDS Holdings Ltd. Class A (a)	309,800	345,784
Geely Automobile Holdings Ltd.	2,175,000	2,338,576
Genscript Biotech Corp. (a)	448,000	1,132,321
Grab Holdings Ltd. (a)	477,266	1,240,892
Greentown China Holdings Ltd.	300,000	285,490
Greentown Service Group Co. Ltd.	504,000	206,746
H World Group Ltd. ADR	70,264	1,902,749
Haidilao International Holding Ltd. (a)(b)(c)	388,000	576,342
Haitian International Holdings Ltd.	221,000	442,583
Hansoh Pharmaceutical Group Co. Ltd. (c)	406,000	626,871
Hengan International Group Co. Ltd.	255,500	991,124
HUTCHMED China Ltd. sponsored ADR (a)(b)	30,204	267,003
Hygeia Healthcare Holdings Co. (a)(c)	116,400	504,175
Innovent Biologics, Inc. (a)(c)	389,000	1,377,667
iQIYI, Inc. ADR (a)(b)	119,588	241,568
JD Health International, Inc. (a)(c)	405,100	2,221,698
JD.com, Inc. Class A	783,967	14,276,447
Jinxin Fertility Group Ltd. (c)	518,500	255,629
Jiumaojiu International Holdings Ltd. (c)	254,000	398,652
JOYY, Inc. ADR	17,048	430,121
Kanzhun Ltd. ADR (a)	67,708	740,048
KE Holdings, Inc. ADR (a)	239,636	2,439,494
Kingboard Chemical Holdings Ltd.	229,000	564,795
Kingboard Laminates Holdings Ltd.	323,000	258,000
Kingdee International Software Group Co. Ltd. (a)	956,000	1,563,769
Kingsoft Corp. Ltd.	331,200	1,002,083
Kuaishou Technology Class B (a)(c)	631,400	2,598,106
Li Ning Co. Ltd.	850,000	4,396,374
Longfor Properties Co. Ltd. (c)	663,000	844,624
Lufax Holding Ltd. ADR	244,399	388,594
Meituan Class B (a)(c)	1,599,800	25,613,671
Microport Scientific Corp. (a)	222,000	468,908
Ming Yuan Cloud Group Holdings Ltd.	248,000	114,053
Minth Group Ltd.	258,000	509,449
NetEase, Inc.	755,695	8,384,628
New Oriental Education & Technology Group, Inc. (a)	535,110	1,253,040
NIO, Inc. sponsored ADR (a)	499,313	4,828,357
Parade Technologies Ltd.	26,000	490,916
Pinduoduo, Inc. ADR (a)	183,810	10,078,302
Ping An Healthcare and Technology Co. Ltd. (a)(b)(c)	175,100	323,001
Pop Mart International Group Ltd. (b)(c)	196,000	253,688
RLX Technology, Inc. ADR (a)(b)	169,239	211,549
Sands China Ltd. (a)	881,587	1,538,634
Sany Heavy Equipment International Holdings Co. Ltd.	388,000	318,322
Sea Ltd. ADR (a)	131,783	6,546,979
Seazen Group Ltd. (a)	686,000	110,114
Shenzhou International Group Holdings Ltd.	302,500	2,100,258
Silergy Corp.	118,000	1,368,264
Sino Biopharmaceutical Ltd.	3,945,250	1,914,914
SITC International Holdings Co. Ltd.	523,000	856,825
Smoore International Holdings Ltd. (b)(c)	622,000	661,647
Sunny Optical Technology Group Co. Ltd.	258,300	2,239,248
TAL Education Group ADR (a)	157,373	741,227
Tencent Holdings Ltd.	2,268,600	59,611,535
Tencent Music Entertainment Group ADR (a)	247,420	893,186
Tingyi (Cayman Islands) Holding Corp.	752,000	1,176,430
Tongcheng Travel Holdings Ltd. (a)	421,600	657,403
Topsports International Holdings Ltd. (c)	638,000	321,859
Trip.com Group Ltd. ADR (a)	196,756	4,452,588
Uni-President China Holdings Ltd.	559,000	413,038
Vinda International Holdings Ltd.	125,000	234,405
Vipshop Holdings Ltd. ADR (a)	153,892	1,072,627
Want Want China Holdings Ltd.	1,817,000	1,194,412
Weibo Corp. sponsored ADR (a)	24,467	276,966
WH Group Ltd. (c)	3,075,946	1,555,675
Wharf Real Estate Investment Co. Ltd.	604,654	2,384,061
Wuxi Biologics (Cayman), Inc. (a)(c)	1,306,500	5,878,783
Xiaomi Corp. Class B (a)(c)	5,534,800	6,211,944
Xinyi Glass Holdings Ltd.	669,793	861,810
Xinyi Solar Holdings Ltd.	1,785,446	1,771,878
XPeng, Inc. ADR (a)(b)	156,806	1,038,056
XTEP International Holdings Ltd.	453,000	415,509
Yadea Group Holdings Ltd. (c)	476,000	726,463
Yihai International Holding Ltd.	161,000	264,995
Zai Lab Ltd. ADR (a)	32,673	727,954
Zhen Ding Technology Holding Ltd.	227,302	747,009
Zhongsheng Group Holdings Ltd. Class H	240,500	913,022
ZTO Express, Inc. sponsored ADR	153,029	2,584,660
TOTAL CAYMAN ISLANDS		308,548,164
Chile - 0.1%
Banco de Chile	17,332,073	1,585,145
Banco de Credito e Inversiones	20,000	557,287
Banco Santander Chile	22,381,910	801,811
Cencosud SA	481,632	648,302
Compania Cervecerias Unidas SA	43,595	239,114
Compania Sud Americana de Vapores SA	5,280,824	366,607
Empresas CMPC SA	381,728	605,667
Empresas COPEC SA	145,804	1,004,788
Enel Americas SA	7,335,583	726,794
Enel Chile SA	9,911,147	348,755
Falabella SA	254,488	497,593
Itau CorpBanca SA	1	0
TOTAL CHILE		7,381,863
China - 3.1%
360 Security Technology, Inc. (A Shares)	155,900	151,142
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	48,200	95,636
A-Living Smart City Services C (H Shares) (c)	361,500	204,936
Advanced Micro-Fabrication Equipment, Inc., China (A Shares) (a)	11,853	180,143
AECC Aero-Engine Control Co. Ltd. (A Shares)	27,900	114,612
AECC Aviation Power Co. Ltd.	55,500	369,650
Agricultural Bank of China Ltd.:
(A Shares)	2,154,700	814,330
(H Shares)	10,184,000	2,906,855
Aier Eye Hospital Group Co. Ltd. (A Shares)	145,156	490,949
Air China Ltd.:
(A Shares) (a)	184,500	244,302
(H Shares) (a)	556,000	386,738
Aluminum Corp. of China Ltd.:
(A shares)	542,000	286,478
(H Shares)	844,000	240,609
Amlogic Shanghai Co. Ltd. (A Shares) (a)	8,978	70,517
Angel Yeast Co. Ltd. (A Shares)	16,600	82,240
Anhui Conch Cement Co. Ltd.:
(A Shares)	32,800	109,050
(H Shares)	526,000	1,353,589
Anhui Gujing Distillery Co. Ltd. (B Shares)	62,902	741,475
Anhui Honglu Steel Construction Group Co. Ltd.	14,950	69,766
Anhui Kouzi Distillery Co. Ltd. (A Shares)	11,500	63,776
Anhui Yingjia Distillery Co. Ltd. (A Shares)	14,800	95,452
Anjoy Foods Group Co. Ltd. (A Shares)	5,900	108,525
Apeloa Pharmaceutical Co. Ltd. A Shares	27,200	77,545
Asia - Potash International Investment Guangzhou Co. Ltd. (A Shares) (a)	19,000	66,344
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	6,860	134,506
Avary Holding Shenzhen Co. Ltd. (A Shares)	37,000	150,728
AVIC Capital Co. Ltd. (A Shares)	141,000	58,501
AVIC Electromechanical Systems Co. Ltd. (A Shares)	82,700	132,494
AviChina Industry & Technology Co. Ltd. (H Shares)	871,000	381,704
Avicopter PLC (A Shares)	13,700	82,355
Bank of Beijing Co. Ltd. (A Shares)	471,716	260,956
Bank of Changsha Co. Ltd. (A Shares)	104,200	91,888
Bank of Chengdu Co. Ltd. (A Shares)	64,200	119,734
Bank of China Ltd.:
(A Shares)	1,027,200	423,376
(H Shares)	28,520,000	9,185,648
Bank of Communications Co. Ltd.:
(A Shares)	730,700	445,250
(H Shares)	3,407,000	1,662,343
Bank of Hangzhou Co. Ltd. (A Shares)	102,780	170,434
Bank of Jiangsu Co. Ltd. (A Shares)	314,230	297,755
Bank of Nanjing Co. Ltd. (A Shares)	211,900	299,444
Bank of Ningbo Co. Ltd. (A Shares)	138,740	451,391
Bank of Shanghai Co. Ltd. (A Shares)	209,320	159,937
Baoshan Iron & Steel Co. Ltd. (A Shares)	413,800	272,546
BBMG Corp. (H Shares)	513,000	52,936
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	666,000	360,589
Beijing Dabeinong Technology Group Co. Ltd. (A Shares) (a)	88,700	111,256
Beijing Easpring Material Technology Co. Ltd. (A Shares)	10,900	88,046
Beijing Enlight Media Co. Ltd. (A Shares)	63,600	58,611
Beijing Kingsoft Office Software, Inc. (A Shares)	9,091	361,927
Beijing New Building Materials PLC (A Shares)	33,900	92,051
Beijing Originwater Technology Co. Ltd. (A Shares)	69,500	44,824
Beijing Roborock Technology Co. Ltd. (A Shares)	1,849	59,504
Beijing Shiji Information Technology Co. Ltd. (A Shares)	31,164	53,939
Beijing Shunxin Agriculture Co. Ltd.	17,100	47,908
Beijing Sinnet Technology Co. Ltd. (A Shares)	35,500	42,097
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	33,064	93,584
Beijing Tongrentang Co. Ltd. (A Shares)	25,900	172,894
Beijing United Information Technology Co. Ltd. (A Shares)	11,190	190,001
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	11,890	204,362
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. (A Shares)	5,400	84,902
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	856,200	522,895
Betta Pharmaceuticals Co. Ltd. (A Shares)	8,800	55,081
BGI Genomics Co. Ltd.	8,300	63,044
Bloomage Biotechnology Corp. Ltd. (A Shares)	6,845	99,344
BOC International China Co. Ltd.	54,800	78,866
BOE Technology Group Co. Ltd. (A Shares)	730,900	334,279
BTG Hotels Group Co. Ltd.	29,700	88,373
By-Health Co. Ltd. (A Shares)	30,700	73,651
BYD Co. Ltd.:
(A Shares)	37,500	1,266,637
(H Shares)	303,500	6,793,290
Caitong Securities Co. Ltd.	85,670	83,876
CanSino Biologics, Inc.:
(A Shares)	3,817	99,124
(H Shares) (b)(c)	28,000	260,394
CECEP Solar Energy Co. Ltd. (A Shares)	84,900	78,589
CECEP Wind-Power Corp. (A Shares)	120,500	70,621
CGN Power Co. Ltd. (H Shares) (c)	4,597,000	931,154
Chacha Food Co. Ltd. (A Shares)	9,000	54,447
Changchun High & New Technology Industry Group, Inc. (A Shares)	8,300	184,005
Changjiang Securities Co. Ltd. (A Shares)	101,100	72,126
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	6,100	102,272
Chaozhou Three-Circle Group Co. (A Shares)	41,300	160,610
Chengtun Mining Group Co. Ltd. (A Shares)	63,700	48,323
Chengxin Lithium Group Co. Ltd. (A Shares)	18,200	107,711
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)	33,000	85,043
China Baoan Group Co. Ltd. (A Shares)	56,600	89,594
China Cinda Asset Management Co. Ltd. (H Shares)	2,914,000	270,996
China CITIC Bank Corp. Ltd.:
(A Shares)	111,700	66,229
(H Shares)	3,242,000	1,222,516
China Coal Energy Co. Ltd. (H Shares)	706,000	519,855
China Communications Services Corp. Ltd. (H Shares)	828,000	231,006
China Construction Bank Corp.:
(A Shares)	676,442	494,625
(H Shares)	34,388,000	18,249,315
China CSSC Holdings Ltd. (A Shares)	89,200	323,924
China Eastern Airlines Corp. Ltd. (A Shares) (a)	194,600	127,905
China Energy Engineering Corp. Ltd. (A Shares)	648,100	203,227
China Everbright Bank Co. Ltd.:
(A Shares)	324,600	120,899
(H Shares)	1,935,000	500,411
China Galaxy Securities Co. Ltd. (H Shares)	1,469,500	550,385
China Great Wall Securities Co. Ltd. (A Shares)	68,600	75,900
China Greatwall Technology Group Co. Ltd. (A Shares)	64,400	98,325
China International Capital Corp. Ltd.	11,400	54,074
China International Capital Corp. Ltd. (H Shares) (c)	579,600	806,308
China Jushi Co. Ltd. (A Shares)	65,722	105,293
China Life Insurance Co. Ltd.:
(A Shares)	31,100	113,278
(H Shares)	2,808,000	3,062,005
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,234,000	1,410,124
China Meheco Co. Ltd. (A Shares)	33,180	57,338
China Merchants Bank Co. Ltd.:
(A Shares)	345,400	1,268,486
(H Shares)	1,518,251	4,990,143
China Merchants Energy Shipping Co. Ltd. (A Shares)	170,000	162,251
China Merchants Securities Co. Ltd. (A Shares)	156,930	268,609
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	165,900	297,820
China Minmetals Rare Earth Co. Ltd. (A Shares) (a)	22,700	89,645
China Minsheng Banking Corp. Ltd.:
(A Shares)	801,300	362,088
(H Shares)	2,041,800	593,059
China National Building Materials Co. Ltd. (H Shares)	1,469,000	853,368
China National Chemical Engineering Co. Ltd. (A Shares)	115,600	111,913
China National Nuclear Power Co. Ltd. (A Shares)	383,300	316,491
China Northern Rare Earth Group High-Tech Co. Ltd.	72,300	239,584
China Oilfield Services Ltd. (H Shares)	622,000	700,475
China Pacific Insurance (Group) Co. Ltd.	60,500	157,652
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,181,400	1,905,375
China Petroleum & Chemical Corp.:
(A Shares)	896,400	499,575
(H Shares)	8,940,000	3,543,158
China Railway Group Ltd.:
(A Shares)	665,000	454,388
(H Shares)	1,336,000	580,377
China Railway Signal & Communications Corp. (A Shares)	163,929	101,685
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	20,500	153,099
China Shenhua Energy Co. Ltd.:
(A Shares)	135,500	520,076
(H Shares)	1,231,500	3,239,695
China Southern Airlines Ltd.:
(A Shares) (a)	280,800	248,390
(H Shares) (a)	572,000	295,121
China State Construction Engineering Corp. Ltd. (A Shares)	870,760	566,365
China Suntien Green Energy Corp. Ltd. (H Shares)	594,000	225,503
China Three Gorges Renewables Group Co. Ltd. (A Shares)	544,300	415,143
China Tourism Group Duty Free Corp. Ltd. (A Shares)	40,100	880,532
China Tower Corp. Ltd. (H Shares) (c)	16,756,000	1,515,578
China United Network Communications Ltd. (A Shares)	694,400	319,487
China Vanke Co. Ltd.:
(A Shares)	139,600	258,444
(H Shares)	750,600	963,871
China Yangtze Power Co. Ltd. (A Shares)	568,330	1,576,684
China Zhenhua (Group) Science & Technology Co. Ltd. (A Shares)	11,100	204,964
China Zheshang Bank Co. Ltd. (a)	391,500	147,960
Chongqing Brewery Co. Ltd. (A Shares)	9,400	112,524
Chongqing Changan Automobile Co. Ltd. (A Shares)	170,390	263,416
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	17,800	54,866
Chongqing Rural Commercial Bank Co. Ltd. (A Shares)	232,300	111,014
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	33,000	385,901
CITIC Securities Co. Ltd.:
(A Shares)	204,630	482,231
(H Shares)	969,175	1,449,506
Cmoc Group Ltd.:
(A Shares)	278,300	158,149
(H Shares)	1,665,000	536,642
CNGR Advanced Material Co. Ltd.	8,400	82,966
CNNC Hua Yuan Titanium Dioxide Co. Ltd. (A Shares)	62,975	57,604
Contemporary Amperex Technology Co. Ltd.	51,700	2,639,759
COSCO Shipping Development Co. Ltd. (A Shares)	174,000	58,136
COSCO Shipping Energy Transportation Co. Ltd. (A Shares) (a)	73,900	171,117
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares)	392,320	603,288
(H Shares)	1,077,150	1,162,276
CRRC Corp. Ltd.:
(A Shares)	1,230,600	800,415
(H Shares)	243,000	73,677
CSC Financial Co. Ltd. (A Shares)	85,000	274,802
Daan Gene Co. Ltd.	27,900	68,309
Daqin Railway Co. Ltd. (A Shares)	322,100	282,718
DaShenLin Pharmaceutical Group Co. Ltd.	18,792	93,794
DHC Software Co. Ltd. (A Shares)	48,700	41,145
Do-Fluoride New Materials Co. Ltd. (A Shares)	16,700	71,233
Dong-E-E-Jiao Co. Ltd. (A Shares)	13,300	68,368
Dongfang Electric Corp. Ltd. (A Shares)	58,000	184,335
Dongfeng Motor Group Co. Ltd. (H Shares)	990,000	447,727
Dongxing Securities Co. Ltd. (A Shares)	57,200	60,859
East Money Information Co. Ltd. (A Shares)	275,608	589,114
Ecovacs Robotics Co. Ltd. Class A	11,100	88,613
ENN Natural Gas Co. Ltd. (A Shares)	45,100	95,599
Eve Energy Co. Ltd. (A shares)	39,124	444,872
Everbright Securities Co. Ltd. (A Shares)	81,200	155,887
Fangda Carbon New Material Co. Ltd. (A Shares) (a)	75,600	62,216
FAW Jiefang Group Co. Ltd. (A Shares)	49,800	47,462
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)	20,100	37,927
First Capital Securities Co. Ltd. (A Shares)	70,800	53,806
Flat Glass Group Co. Ltd.	41,000	96,002
Flat Glass Group Co. Ltd. (A Shares) (a)	100,500	472,025
Focus Media Information Technology Co. Ltd. (A Shares)	289,240	177,436
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	80,148	654,977
Founder Securities Co. Ltd. (A Shares)	171,700	148,826
Foxconn Industrial Internet Co. Ltd. (A Shares)	628,996	706,263
Fujian Sunner Development Co. Ltd. A Shares	24,200	72,770
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	90,600	414,734
(H Shares) (c)	180,800	648,375
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	1,400	48,818
Ganfeng Lithium Group Co. Ltd. (A Shares)	81,620	883,158
GCL System Integration Technology Co. Ltd. (a)	123,500	55,299
GD Power Development Co. Ltd. (A Shares) (a)	390,100	233,433
GEM Co. Ltd. (A Shares)	97,200	99,025
Gemdale Corp. (A Shares)	96,300	103,119
GF Securities Co. Ltd.:
(A Shares)	231,600	432,254
(H Shares)	185,800	189,122
Giant Network Group Co. Ltd. (A Shares)	48,200	51,085
Gigadevice Semiconductor Beijing, Inc. (A Shares)	12,784	144,017
Ginlong Technologies Co. Ltd. (A Shares)	7,700	196,957
GoerTek, Inc. (A Shares)	69,000	204,839
Gotion High-tech Co. Ltd. (A Shares)	34,600	142,372
Great Wall Motor Co. Ltd.:
(A Shares)	48,100	192,060
(H Shares)	1,152,000	1,257,717
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	62,200	244,187
GRG Banking Equipment Co. Ltd. (A Shares)	26,300	33,924
Guangdong Haid Group Co. Ltd. (A Shares)	32,700	258,586
Guangdong Kinlong Hardware Products Co. Ltd. (A Shares)	6,700	72,680
Guanghui Energy Co. Ltd. (A Shares)	138,300	194,679
Guangzhou Automobile Group Co. Ltd.	166,700	258,625
Guangzhou Automobile Group Co. Ltd. (H Shares)	992,000	604,073
Guangzhou Baiyunshan Pharma Health (A Shares)	30,200	111,613
Guangzhou Haige Communications Group (A Shares)	36,400	42,118
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	8,200	84,842
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	11,000	97,997
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	39,620	230,573
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)	69,604	53,088
Guolian Securities Co. Ltd.	45,900	58,766
Guosen Securities Co. Ltd. (A Shares)	151,000	178,233
Guotai Junan Securities Co. Ltd.:
(A Shares)	43,000	77,840
(H Shares) (c)	228,600	230,940
Guoyuan Securities Co. Ltd. (A Shares)	91,900	78,650
Haier Smart Home Co. Ltd.	817,600	2,045,654
Haier Smart Home Co. Ltd. (A Shares)	141,229	402,246
Haitong Securities Co. Ltd.:
(A Shares)	114,700	132,559
(H Shares)	1,228,000	600,730
Hanergy Mobile Energy Holding (a)(d)	576,000	1
Hangzhou First Applied Material Co. Ltd. (A Shares)	26,180	229,647
Hangzhou Lion Electronics Co. Ltd. (A Shares)	14,900	87,365
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	21,100	121,609
Hangzhou Robam Appliances Co. Ltd. (A Shares)	18,900	53,054
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	27,000	116,091
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)	29,600	337,833
(H Shares) (c)	10,000	67,965
Heilongjiang Agriculture Co. Ltd. (A Shares)	32,100	60,658
Henan Shenhuo Coal & Power Co. Ltd. (A Shares)	51,300	98,555
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	66,100	206,186
Hengli Petrochemical Co. Ltd. (A Shares)	114,800	241,141
Hengtong Optic-electric Co. Ltd. (A Shares)	52,300	139,292
Hengyi Petrochemical Co. Ltd. (A Shares)	73,630	67,551
Hesteel Co. Ltd. (A Shares)	237,700	70,631
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	10,200	118,804
Hongfa Technology Co. Ltd. (A Shares)	20,820	97,815
Hoshine Silicon Industry Co. Ltd. (A Shares)	10,400	136,286
Huadian Power International Corp. Ltd.:
(A Shares)	21,700	16,135
(H Shares)	518,000	155,737
Huadong Medicine Co. Ltd. (A Shares)	34,560	193,696
Huafon Chemical Co. Ltd. (A Shares)	94,500	86,181
Huagong Tech Co. Ltd. (A Shares)	26,200	60,164
Huaibei Mining Holdings Co. Ltd. (A Shares)	55,500	99,024
Hualan Biological Engineer, Inc. (A Shares)	38,250	92,863
Huaneng Power International, Inc.:
(A Shares) (a)	191,800	175,966
(H Shares) (a)	1,386,000	496,157
Huatai Securities Co. Ltd.:
(A Shares)	71,000	116,374
(H Shares) (c)	663,000	649,516
HUAXI Securities Co. Ltd.	51,000	51,259
Huaxia Bank Co. Ltd. (A Shares)	192,800	126,458
Huaxin Cement Co. Ltd. (A Shares)	21,900	40,244
Huayu Automotive Systems Co. Ltd. (A Shares)	67,031	153,927
Hubei Xingfa Chemicals Group Co. Ltd. (A Shares)	24,300	94,067
Huizhou Desay SV Automotive Co. Ltd.	11,100	157,466
Humanwell Healthcare Group Co. Ltd. (A Shares)	35,400	97,093
Hunan Valin Steel Co. Ltd. (A Shares)	127,200	69,671
Hundsun Technologies, Inc. (A Shares)	37,677	215,035
iFlytek Co. Ltd. (A Shares)	47,000	225,446
IMEIK Technology Development Co. Ltd. (A Shares)	3,800	219,064
Industrial & Commercial Bank of China Ltd.:
(A Shares)	1,311,300	745,169
(H Shares)	20,537,000	8,916,456
Industrial Bank Co. Ltd. (A Shares)	432,700	890,534
Industrial Securities Co. Ltd. (A Shares) (a)	158,340	118,166
Ingenic Semiconductor Co. Ltd. (A Shares)	9,000	83,753
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	137,500	475,222
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares)	900,600	217,045
Inner Mongolia Dian Tou Energy Corp. Ltd.	46,800	79,144
Inner Mongolia Eerduosi Resourses Co. Ltd. (A Shares)	26,880	51,236
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	147,700	78,472
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)	496,700	702,334
Inner Mongolia Yuan Xing Energy Co. Ltd. (A Shares)	71,300	62,973
Inspur Electronic Information Industry Co. Ltd. (A Shares)	27,512	86,723
Intco Medical Technology Co. Ltd. (A Shares)	13,560	39,587
JA Solar Technology Co. Ltd. (A Shares)	46,540	398,301
Jafron Biomedical Co. Ltd. (A Shares)	13,740	59,604
Jason Furniture Hangzhou Co. Ltd. (A Shares)	18,020	74,272
JCET Group Co. Ltd. (A Shares)	34,900	115,076
Jiangsu Eastern Shenghong Co. Ltd.	82,100	137,603
Jiangsu Expressway Co. Ltd. (H Shares)	414,000	291,659
Jiangsu Hengli Hydraulic Co. Ltd.	25,472	192,429
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	132,048	726,880
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	22,000	112,607
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	31,300	559,962
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	6,000	75,907
Jiangsu Yoke Technology Co. Ltd. (A Shares)	10,300	82,931
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	17,200	76,663
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	69,200	208,181
Jiangxi Copper Co. Ltd.:
(A Shares)	30,000	63,263
(H Shares)	423,000	462,357
Jiangxi Special Electric Motor Co. Ltd. (A Shares) (a)	35,600	93,011
Jiangxi Zhengbang Technology Co. Ltd. (A Shares) (a)	71,800	34,411
Jinke Properties Group Co. Ltd. (A Shares) (a)	127,300	30,854
JiuGui Liquor Co. Ltd. (A Shares)	6,400	89,433
Jizhong Energy Resources Co. Ltd. (A Shares)	75,000	62,441
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	30,000	48,022
Joinn Laboratories China Co. Ltd. (A Shares)	9,788	76,651
Jointown Pharmaceutical Group (A Shares)	31,800	54,692
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)	16,700	61,971
Juewei Food Co. Ltd.	12,400	80,432
Kangmei Pharmaceutical Co. Ltd. rights (a)(d)	3,087	0
Keda Industrial Group Co. Ltd.	40,500	86,347
Kingfa Sci & Tech Co. Ltd. (A Shares)	56,600	75,023
Kuang-Chi Technologies Co. Ltd. (A Shares) (a)	45,500	107,786
Kunlun Tech Co. Ltd. (A Shares)	25,800	45,962
Kweichow Moutai Co. Ltd. (A Shares)	28,500	5,243,898
Lb Group Co. Ltd. (A Shares)	45,500	95,761
Lens Technology Co. Ltd. (A Shares)	100,600	137,202
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	37,400	129,516
Liaoning Port Co. Ltd. (A Shares)	390,600	85,042
Lingyi iTech Guangdong Co. (A Shares) (a)	150,800	97,671
Livzon Pharmaceutical Group, Inc. (A Shares)	14,900	72,083
LONGi Green Energy Technology Co. Ltd.	156,368	1,027,337
Luoyang Xinqianglian Slewing Bearing Co. Ltd. (A Shares)	6,800	65,012
Luxi Chemical Group Co. Ltd.	42,500	66,111
Luxshare Precision Industry Co. Ltd. (A Shares)	146,247	570,738
Luzhou Laojiao Co. Ltd. (A Shares)	30,400	650,843
Maanshan Iron & Steel Co. Ltd. (A Shares)	130,400	44,997
Mango Excellent Media Co. Ltd. (A Shares)	37,800	113,510
Maxscend Microelectronics Co. Ltd. (A Shares)	10,752	135,981
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	72,264	42,253
Metallurgical Corp. China Ltd. (H Shares)	920,000	146,503
Ming Yang Smart Energy Group Ltd. (A Shares)	44,800	152,750
Montage Technology Co. Ltd. (A Shares)	21,515	167,161
Muyuan Foodstuff Co. Ltd. (A Shares)	108,640	695,912
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	35,293	78,629
Nanjing Securities Co. Ltd. (A Shares)	73,200	79,385
NARI Technology Co. Ltd. (A Shares)	138,688	463,376
National Silicon Industry Group Co. Ltd. (A Shares) (a)	45,898	127,646
NAURA Technology Group Co. Ltd.	10,900	396,573
NavInfo Co. Ltd. (A Shares)	52,300	84,936
New China Life Insurance Co. Ltd.	13,900	44,481
New China Life Insurance Co. Ltd. (H Shares)	424,400	673,664
New Hope Liuhe Co. Ltd. (A Shares) (a)	96,000	169,445
Ninestar Corp. (A Shares)	27,300	213,491
Ningbo Deye Technology Co. Ltd. (A Shares)	4,100	183,680
Ningbo Joyson Electronic Corp. (A shares) (a)	29,500	62,006
Ningbo Orient Wires & Cables Co. Ltd. (A Shares)	14,500	152,884
Ningbo Ronbay New Energy Technology Co. Ltd. (A Shares)	9,354	100,304
Ningbo Shanshan Co. Ltd. (A Shares)	44,500	109,561
Ningbo Tuopu Group Co. Ltd. (A Shares)	22,900	203,196
Ningxia Baofeng Energy Group Co. Ltd.	119,200	187,217
Nongfu Spring Co. Ltd. (H Shares) (c)	648,800	3,260,675
North Industries Group Red Arrow Co. Ltd. (A Shares)	29,900	84,137
Northeast Securities Co. Ltd. (A Shares)	57,700	50,092
Offshore Oil Enginering Co. Ltd. (A Shares)	63,300	40,739
OFILM Group Co. Ltd. (A Shares) (a)	74,700	47,871
Oppein Home Group, Inc. (A Shares)	10,760	119,963
Orient Securities Co. Ltd. (A Shares)	135,808	144,308
Ovctek China, Inc. (A Shares)	17,420	70,893
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	179,600	111,406
People's Insurance Co. of China Group Ltd.:
(A Shares)	140,700	93,442
(H Shares)	3,307,000	914,205
Perfect World Co. Ltd. (A Shares)	42,950	66,987
PetroChina Co. Ltd.:
(A Shares)	525,000	344,350
(H Shares)	7,560,000	2,889,301
Pharmaron Beijing Co. Ltd.:
(A Shares)	18,000	128,168
(H Shares) (c)	72,600	244,169
PICC Property & Casualty Co. Ltd. (H Shares)	2,542,933	2,345,434
Ping An Bank Co. Ltd. (A Shares)	407,700	577,253
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	253,892	1,256,788
(H Shares)	2,298,000	9,199,791
Pingdingshan Tianan Coal Mining Co. Ltd. A Shares	52,600	79,373
Poly Developments & Holdings (A Shares)	245,200	463,345
Postal Savings Bank of China Co. Ltd.	332,900	176,868
Postal Savings Bank of China Co. Ltd. (H Shares) (c)	3,304,000	1,532,114
Power Construction Corp. of China Ltd. (A Shares)	305,600	294,599
Proya Cosmetics Co. Ltd. (A Shares)	3,240	74,158
Pylon Technologies Co. Ltd. (Series A)	3,234	136,615
Qingdao Rural Commercial Bank Corp. (A Shares)	57,000	21,620
Qinghai Salt Lake Potash Co. Ltd. Class A (a)	107,800	317,515
Raytron Technology Co. Ltd. (A Shares)	9,121	59,388
Riyue Heavy Industry Co. Ltd. (A Shares)	22,600	68,361
Rongsheng Petrochemical Co. Ltd. (A Shares)	210,550	308,492
SAIC Motor Corp. Ltd. (A Shares)	164,000	308,781
Sailun Group Co. Ltd. A Shares	66,900	79,607
Sangfor Technologies, Inc.	8,200	141,478
Sany Heavy Industry Co. Ltd. (A Shares)	178,400	329,787
Satellite Chemical Co. Ltd. (A Shares)	72,399	122,930
SDIC Power Holdings Co. Ltd. (A Shares)	139,000	192,239
Sealand Securities Co. Ltd. (A Shares)	114,180	50,813
Seazen Holdings Co. Ltd. (A Shares) (a)	48,200	87,056
SF Holding Co. Ltd. (A Shares)	101,400	670,085
SG Micro Corp. (A Shares)	7,575	155,236
Shaanxi Coal Industry Co. Ltd. (A Shares)	200,900	546,341
Shan Xi Hua Yang Group New Energy Co. Ltd.	50,800	117,489
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	24,010	63,059
Shandong Gold Mining Co. Ltd.:
(A Shares)	89,232	211,384
(H Shares) (c)	234,000	372,628
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	39,520	141,674
Shandong Linglong Tyre Co. Ltd. (A Shares)	30,400	68,144
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	237,000	99,955
Shandong Sun Paper Industry JSC Ltd. (A Shares)	41,600	59,755
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	955,200	1,316,653
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	20,580	85,951
Shanghai Baosight Software Co. Ltd.	305,610	920,803
Shanghai Baosight Software Co. Ltd. (A Shares)	9,460	54,820
Shanghai Construction Group Co. Ltd. (A Shares)	168,300	59,227
Shanghai Electric Group Co. Ltd. (A Shares) (a)	265,500	141,059
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	30,400	137,495
(H Shares)	199,500	503,728
Shanghai Friendess Electronic Technology Corp. Ltd. (A Shares)	3,050	86,026
Shanghai International Airport Co. Ltd. (A Shares) (a)	19,600	143,265
Shanghai International Port Group Co. Ltd. (A Shares)	205,500	145,481
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	19,600	146,217
Shanghai Junshi Biosciences Co. Ltd. (A Shares) (a)	14,382	139,942
Shanghai Lingang Holdings Corp. Ltd. (A Shares)	56,280	88,471
Shanghai Lujiazui Finance Trust Ltd. (B Shares)	405,171	300,637
Shanghai M&G Stationery, Inc. (A Shares)	15,700	86,638
Shanghai Medicilon, Inc. (A Shares)	1,840	55,831
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	96,900	233,264
(H Shares)	191,700	259,844
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	623,200	566,631
Shanghai Putailai New Energy Technology Co. Ltd.	27,928	190,868
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	153,600	114,418
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	65,400	56,150
Shanghai Zhangjiang High Ltd. (A Shares)	33,300	51,298
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	64,300	147,831
Shanxi Meijin Energy Co. Ltd. (A Shares)	82,700	99,201
Shanxi Securities Co. Ltd. (A Shares)	59,350	41,854
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	116,400	63,277
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	25,120	799,324
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	88,270	137,671
Shenghe Resources Holding Co. Ltd. (A Shares)	36,000	65,859
Shengyi Technology Co. Ltd.	38,700	73,501
Shennan Circuits Co. Ltd. (A Shares)	8,600	88,404
Shenwan Hongyuan Group Co. Ltd. (A Shares)	1,443,000	768,636
Shenzhen Capchem Technology Co. Ltd. (A Shares)	15,700	77,759
Shenzhen Dynanonic Co. Ltd. (A Shares)	3,600	127,182
Shenzhen Energy Group Co. Ltd. (A Shares)	69,720	54,417
Shenzhen Inovance Technology Co. Ltd. (A Shares)	55,050	502,791
Shenzhen Kangtai Biological Products Co. Ltd.	24,060	102,527
Shenzhen Kedali Industry Co. Ltd.	4,900	61,494
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	25,100	1,118,534
Shenzhen New Industries Biomedical Engineering Co. Ltd.	14,600	115,414
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	182,400	104,901
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	19,900	84,473
Shenzhen SC New Energy Technology Corp. (A Shares)	7,200	133,827
Shenzhen Senior Technology Material Co. Ltd. (A Shares)	27,217	68,910
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)	18,700	54,797
Shenzhen Transsion Holdings Co. Ltd. (A Shares)	14,131	120,221
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	35,860	149,668
Sichuan Chuantou Energy Co. Ltd. (A Shares)	82,836	125,339
Sichuan Hebang Biotechnology Co. Ltd. (A Shares)	172,200	68,145
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	29,900	101,538
Sichuan New Energy Power Co. Ltd. (A Shares) (a)	31,500	81,220
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	106,600	164,216
Sichuan Swellfun Co. Ltd. (A Shares)	9,200	71,278
Sichuan Yahua Industrial Group Co. Ltd. (A Shares)	25,200	92,306
Sieyuan Electric Co. Ltd. (A Shares)	16,900	77,408
Sinolink Securities Co. Ltd. (A Shares)	57,100	61,690
Sinoma Science & Technology Co. Ltd. (A Shares)	36,000	88,288
Sinomine Resource Group Co. Ltd. (A Shares)	9,940	122,499
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares)	111,300	46,788
Sinopharm Group Co. Ltd. (H Shares)	464,400	885,062
Sinotrans Ltd.	81,000	39,375
SKSHU Paint Co. Ltd. (A Shares) (a)	7,560	89,959
Songcheng Performance Development Co. Ltd. (A Shares)	60,860	96,004
Soochow Securities Co. Ltd. (A Shares)	76,349	68,478
Southwest Securities Co. Ltd. (A Shares)	114,400	57,961
StarPower Semiconductor Ltd. (A Shares)	3,300	168,414
Sungrow Power Supply Co. Ltd. (A Shares)	30,900	551,366
Sunwoda Electronic Co. Ltd. (A Shares)	36,300	115,816
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	35,500	122,840
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	3,460	226,232
Suzhou TA&A Ultra Clean Technology Co. Ltd. (A Shares)	12,100	102,478
Tangshan Jidong Cement Co. Ltd. A Shares	68,000	70,673
TBEA Co. Ltd. (A Shares)	75,800	211,844
TCL Technology Group Corp. (A Shares)	272,800	146,058
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (A Shares)	67,500	365,095
Thunder Software Technology Co. Ltd. (A Shares)	8,900	120,334
Tianjin 712 Communication & Broadcasting Co. Ltd.	14,700	79,288
Tianma Microelectronics Co. Ltd. (A Shares)	41,400	50,114
Tianqi Lithium Corp. (A Shares) (a)	30,700	401,674
Tianshan Aluminum Group Co. Ltd.	86,000	73,483
Tianshui Huatian Technology Co. Ltd. (A Shares)	53,100	64,131
Tibet Summit Industrial Co. Ltd. (A Shares) (a)	18,800	53,932
Titan Wind Energy Suzhou Co. Ltd. (A Shares)	38,500	61,892
Toly Bread Co. Ltd.	24,308	37,479
TongFu Microelectronics Co. Ltd. (A Shares) (a)	26,600	68,586
Tongkun Group Co. Ltd. (A Shares)	49,100	81,353
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	217,300	74,983
Tongwei Co. Ltd. (A Shares)	93,300	555,745
Topchoice Medical Corp. (a)	6,600	110,484
Transfar Zhilian Co. Ltd.	71,100	47,998
TravelSky Technology Ltd. (H Shares)	320,000	464,734
Trina Solar Co. Ltd. (A Shares)	44,714	406,736
Tsingtao Brewery Co. Ltd.:
(A Shares)	32,300	361,793
(H Shares)	202,000	1,415,350
Unigroup Guoxin Microelectronics Co. Ltd.	17,779	399,528
Unisplendour Corp. Ltd. (A Shares)	46,620	109,482
Walvax Biotechnology Co. Ltd. (A Shares)	33,000	173,746
Wanhua Chemical Group Co. Ltd. (A Shares)	65,700	722,953
Weichai Power Co. Ltd.:
(A Shares)	88,600	110,160
(H Shares)	736,600	705,666
Weihai Guangwei Composites Co. Ltd. (A Shares)	10,200	108,384
Wens Foodstuffs Group Co. Ltd. (A Shares) (a)	131,600	322,562
Western Mining Co. Ltd. (A Shares)	57,100	74,044
Western Securities Co. Ltd. (A Shares)	67,600	55,262
Western Superconducting Technologies Co. Ltd. (A Shares)	9,909	158,291
Westone Information Industry, Inc. (A Shares)	18,900	93,997
Will Semiconductor Ltd.	23,750	238,609
Wingtech Technology Co. Ltd. (A Shares)	25,500	167,186
Winning Health Technology Group Co. Ltd. (A Shares)	54,820	72,664
Wuchan Zhongda Group Co. Ltd.	106,200	60,641
Wuhan Guide Infrared Co. Ltd. (A Shares)	63,880	101,555
Wuliangye Yibin Co. Ltd. (A Shares)	95,900	1,753,091
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	38,930	58,052
WuXi AppTec Co. Ltd.	50,348	526,721
WuXi AppTec Co. Ltd. (H Shares) (c)	138,300	1,108,211
Wuxi Shangji Automation Co. Ltd. (A Shares)	8,200	137,526
XCMG Construction Machinery Co. Ltd. (A Shares)	142,700	90,471
Xiamen C&D, Inc. (A Shares)	65,100	106,882
Xiamen Faratronic Co. Ltd. (A Shares)	4,800	116,410
Xiamen Intretech, Inc.	16,730	39,449
Xiamen Tungsten Co. Ltd. (A Shares)	29,300	80,563
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)	192,182	275,001
(H Shares)	140,452	121,850
Xinjiang Zhongtai Chemical Co. Ltd. (A Shares)	44,700	35,991
Yangzhou Yangjie Electronic Technology Co. Ltd. (A Shares)	11,600	81,613
Yankuang Energy Group Co. Ltd.:
(A Shares)	77,500	430,856
(H Shares)	514,000	1,447,122
Yantai Jereh Oilfield Services (A Shares)	19,800	81,500
Yealink Network Technology Corp. Ltd.	19,400	182,978
Yifeng Pharmacy Chain Co. Ltd.	14,014	107,731
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	25,200	131,989
Yintai Gold Co. Ltd. (A Shares)	54,940	107,429
YongXing Special Materials Technology Co. Ltd. (A Shares)	8,500	135,562
Yonyou Network Technology Co. Ltd. (A Shares)	70,030	234,364
Youngor Group Co. Ltd. (A Shares)	97,993	80,242
Youngy Co. Ltd. (A Shares) (a)	5,500	82,987
YTO Express Group Co. Ltd. (A Shares)	65,800	169,931
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	34,000	67,601
Yunda Holding Co. Ltd. (A Shares)	57,120	103,088
Yunnan Aluminium Co. Ltd. (A Shares)	69,900	87,771
Yunnan Baiyao Group Co. Ltd. (A Shares)	38,080	284,496
Yunnan Botanee Bio-Technology Group Co., Ltd. (A Shares)	5,800	113,571
Yunnan Energy New Material Co. Ltd.	18,400	372,994
Yunnan Tin Co. Ltd. (A Shares)	30,600	47,809
Yunnan Yuntianhua Co. Ltd. (Series A) (a)	38,600	106,557
Zangge Mining Co. Ltd. (Series A)	30,700	114,133
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	12,898	402,682
Zhaojin Mining Industry Co. Ltd. (H Shares) (a)	411,000	339,286
Zhefu Holding Group Co. Ltd. (A Shares)	130,200	69,710
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	167,966	84,870
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	125,300	71,890
Zhejiang Chint Electric Co. Ltd. (A Shares)	44,300	154,079
Zhejiang Dahua Technology Co. Ltd. (A Shares)	48,900	77,539
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	8,900	54,756
Zhejiang Expressway Co. Ltd. (H Shares)	476,000	295,315
Zhejiang HangKe Technology, Inc. Co. (A Shares)	8,227	56,383
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	30,460	83,669
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	32,910	245,510
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	24,900	242,968
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	18,000	87,549
Zhejiang Juhua Co. Ltd. (A Shares)	57,500	123,458
Zhejiang NHU Co. Ltd. (A Shares)	60,380	148,162
Zhejiang Orient Gene Biotech Co. Ltd. (A Shares)	3,858	43,636
Zhejiang Semir Garment Co. Ltd. (A Shares)	22,600	13,864
Zhejiang Supor Cookware Co. Ltd.	8,500	46,568
Zhejiang Weiming Enviroment Protection Co. Ltd. (A Shares)	35,600	92,280
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	30,400	72,432
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.	11,500	74,012
Zhejiang Yongtai Technology Co. Ltd. (A Shares)	19,600	58,562
Zheshang Securities Co. Ltd.	76,900	107,091
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(c)	243,300	453,147
Zhongji Innolight Co. Ltd. (A Shares)	15,200	60,942
Zhongtai Securities Co. Ltd. (A Shares)	121,000	105,377
Zhuzhou CRRC Times Electric Co. Ltd.:
(A Shares)	14,039	120,687
(H Shares)	186,100	807,260
Zhuzhou Hongda Electronics Corp. Ltd. (A Shares)	9,700	58,907
Zhuzhou Kibing Group Co. Ltd. (A Shares)	55,400	59,550
Zibo Qixiang Tengda Chemical Co. Ltd. (A Shares) (a)	51,700	47,998
Zijin Mining Group Co. Ltd. (H Shares)	2,714,000	2,593,109
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)	434,100	318,015
ZTE Corp.:
(A Shares)	30,600	92,895
(H Shares)	351,680	627,228
TOTAL CHINA		228,278,475
Colombia - 0.0%
Bancolombia SA	89,720	644,912
Ecopetrol SA	1,674,242	830,553
Interconexion Electrica SA ESP	156,495	610,612
TOTAL COLOMBIA		2,086,077
Cyprus - 0.0%
Galaxy Cosmos Mezz PLC (a)	28,113	4,540
Ozon Holdings PLC ADR (a)(d)	15,142	47,571
TCS Group Holding PLC unit (a)(d)	40,237	76,833
TOTAL CYPRUS		128,944
Czech Republic - 0.0%
CEZ A/S	58,549	1,914,757
Komercni Banka A/S	25,975	745,124
MONETA Money Bank A/S (c)	114,231	333,450
TOTAL CZECH REPUBLIC		2,993,331
Denmark - 1.7%
A.P. Moller - Maersk A/S:
Series A	1,152	2,305,743
Series B	1,802	3,764,689
Carlsberg A/S Series B	35,067	4,128,989
Chr. Hansen Holding A/S	37,805	2,099,730
Coloplast A/S Series B	43,264	4,822,646
Danske Bank A/S	251,100	4,052,634
Demant A/S (a)	32,702	893,692
DSV A/S	68,258	9,240,827
Genmab A/S (a)	24,024	9,254,231
GN Store Nord A/S	44,755	951,615
Novo Nordisk A/S Series B	600,112	65,250,934
Novozymes A/S Series B	74,613	3,918,661
ORSTED A/S (c)	68,919	5,686,214
Pandora A/S	32,240	1,699,229
Rockwool International A/S Series B	3,042	605,630
Tryg A/S	126,211	2,731,336
Vestas Wind Systems A/S	367,591	7,246,566
TOTAL DENMARK		128,653,366
Egypt - 0.0%
Commercial International Bank SAE	942,144	1,262,687
Eastern Co. SAE	357,323	175,742
EFG-Hermes Holding SAE	274,121	151,943
TOTAL EGYPT		1,590,372
Finland - 0.8%
Elisa Corp. (A Shares)	52,509	2,538,039
Fortum Corp.	161,040	2,267,060
Kesko Oyj	101,522	1,976,484
Kone OYJ (B Shares)	123,897	5,073,062
Neste OYJ	153,408	6,722,186
Nokia Corp.	1,963,013	8,723,469
Nordea Bank ABP	1,234,348	11,796,580
Orion Oyj (B Shares)	38,779	1,783,952
Sampo Oyj (A Shares)	172,429	7,886,249
Stora Enso Oyj (R Shares)	202,186	2,635,498
UPM-Kymmene Corp.	193,010	6,468,066
Wartsila Corp.	174,670	1,191,062
TOTAL FINLAND		59,061,707
France - 6.8%
Accor SA (a)	62,696	1,502,288
Aeroports de Paris SA (a)	10,809	1,463,967
Air Liquide SA	180,852	23,657,931
Alstom SA	114,631	2,359,249
Amundi SA (c)	20,821	983,138
Arkema SA	21,656	1,714,692
AXA SA	676,737	16,711,958
bioMerieux SA	15,087	1,335,017
BNP Paribas SA	403,341	18,914,241
Bollore SA	322,725	1,615,396
Bouygues SA	82,125	2,343,123
Bureau Veritas SA	104,535	2,589,899
Capgemini SA	59,625	9,771,992
Carrefour SA	216,394	3,482,960
Compagnie de St. Gobain	182,811	7,473,491
Compagnie Generale des Etablissements Michelin SCA Series B	247,678	6,311,842
Covivio	16,096	862,152
Credit Agricole SA	443,399	4,023,253
Danone SA	232,789	11,569,501
Dassault Aviation SA	9,587	1,424,943
Dassault Systemes SA	242,225	8,119,086
Edenred SA	90,826	4,663,867
Eiffage SA	29,933	2,707,871
Electricite de France SA (a)	5,248	61,977
Electricite de France SA	200,376	2,366,358
Engie SA	663,191	8,617,083
EssilorLuxottica SA	104,246	16,519,435
Eurazeo SA	18,043	1,030,632
Gecina SA	16,739	1,492,944
Getlink SE	158,714	2,514,291
Hermes International SCA	11,479	14,866,472
Ipsen SA	13,659	1,403,845
Kering SA	27,162	12,439,145
Klepierre SA	77,835	1,565,331
L'Oreal SA (a)	4,395	1,380,049
L'Oreal SA	83,035	26,073,355
La Francaise des Jeux SAEM (c)	40,143	1,309,154
Legrand SA	98,253	7,487,341
LVMH Moet Hennessy Louis Vuitton SE	100,469	63,395,426
Orange SA	727,174	6,928,452
Pernod Ricard SA	75,723	13,297,869
Publicis Groupe SA	84,363	4,724,699
Remy Cointreau SA	8,384	1,285,079
Renault SA (a)	69,483	2,140,337
Safran SA	124,683	13,885,944
Sanofi SA	412,985	35,540,607
Sartorius Stedim Biotech	9,917	3,147,913
Schneider Electric SA	197,050	24,918,237
SEB SA	8,470	551,614
Societe Generale Series A	290,354	6,659,861
Sodexo SA (a)	2,224	197,237
Sodexo SA	29,701	2,634,050
Teleperformance	21,480	5,759,051
Thales SA	38,394	4,881,350
TotalEnergies SE	899,286	49,059,079
Ubisoft Entertainment SA (a)	33,732	925,731
Valeo SA	75,288	1,241,792
Veolia Environnement SA	238,113	5,313,735
VINCI SA	193,399	17,799,868
Vivendi SA	261,680	2,141,846
Wendel SA	11,341	888,774
Worldline SA (a)(c)	85,702	3,740,592
TOTAL FRANCE		505,788,412
Germany - 4.6%
adidas AG	63,464	6,195,046
Allianz SE	147,944	26,615,794
BASF AG	335,108	15,036,523
Bayer AG	356,916	18,767,027
Bayerische Motoren Werke AG (BMW)	119,386	9,370,839
Bechtle AG	31,457	1,088,058
Beiersdorf AG	36,468	3,500,754
Brenntag SE	56,730	3,442,170
Carl Zeiss Meditec AG	14,607	1,769,054
Commerzbank AG (a)	383,607	3,069,191
Continental AG	40,142	2,079,183
Covestro AG (c)	71,311	2,420,726
Daimler Truck Holding AG (a)	162,337	4,331,598
Delivery Hero AG (a)(c)	58,724	1,932,544
Deutsche Bank AG	754,836	7,206,038
Deutsche Borse AG	68,817	11,191,005
Deutsche Lufthansa AG (a)	225,102	1,539,025
Deutsche Post AG	362,560	12,816,434
Deutsche Telekom AG	1,174,858	22,176,031
E.ON SE	819,867	6,865,561
Evonik Industries AG	78,167	1,441,071
Fresenius Medical Care AG & Co. KGaA	73,759	2,040,218
Fresenius SE & Co. KGaA	150,782	3,469,971
GEA Group AG	56,352	1,971,421
Hannover Reuck SE	21,966	3,577,462
HeidelbergCement AG	51,865	2,385,105
HelloFresh AG (a)	59,887	1,199,054
Henkel AG & Co. KGaA	37,408	2,196,041
Infineon Technologies AG	475,877	11,547,385
KION Group AG	24,592	545,212
Knorr-Bremse AG	26,476	1,191,970
LEG Immobilien AG	26,351	1,721,856
Mercedes-Benz Group AG (Germany)	291,887	16,894,884
Merck KGaA	46,989	7,657,569
MTU Aero Engines AG	19,268	3,451,290
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	50,757	13,398,633
Nemetschek SE	21,025	1,004,822
Puma AG	38,911	1,723,115
Rational AG	1,987	1,121,246
Rheinmetall AG	15,709	2,553,767
RWE AG	233,355	8,991,604
SAP SE	378,624	36,443,650
Scout24 AG (c)	29,282	1,501,300
Siemens AG	278,195	30,381,407
Siemens Energy AG	155,008	1,809,900
Siemens Healthineers AG (c)	103,083	4,722,498
Symrise AG	48,503	4,950,825
Telefonica Deutschland Holding AG	400,051	872,143
Uniper SE (b)	31,161	93,370
United Internet AG	33,039	617,916
Volkswagen AG	11,157	1,907,088
Vonovia SE	257,025	5,682,981
Zalando SE (a)(c)	80,776	1,861,741
TOTAL GERMANY		342,341,116
Greece - 0.1%
Alpha Bank SA (a)	759,078	703,649
Eurobank Ergasias Services and Holdings SA (a)	887,021	876,599
Ff Group (a)(d)	5,453	6,467
Hellenic Telecommunications Organization SA	68,752	1,080,312
Jumbo SA	39,440	560,873
Mytilineos SA	33,722	565,872
National Bank of Greece SA (a)	186,604	676,790
OPAP SA	66,226	811,553
Public Power Corp. of Greece (a)	68,974	435,565
TOTAL GREECE		5,717,680
Hong Kong - 1.5%
AIA Group Ltd.	4,372,495	33,120,749
Beijing Enterprises Holdings Ltd.	173,500	440,290
BOC Hong Kong (Holdings) Ltd.	1,345,649	4,182,841
BYD Electronic International Co. Ltd.	231,500	672,412
China Everbright International Ltd.	1,270,481	422,434
China Jinmao Holdings Group Ltd.	1,954,000	258,885
China Merchants Holdings International Co. Ltd.	456,392	534,904
China Overseas Land and Investment Ltd.	1,412,000	2,694,612
China Power International Development Ltd.	1,877,248	542,872
China Resources Beer Holdings Co. Ltd.	595,162	2,805,347
China Resources Power Holdings Co. Ltd.	730,523	1,062,796
China Taiping Insurance Group Ltd.	500,177	346,635
China Traditional Chinese Medicine Holdings Co. Ltd.	944,000	407,682
CITIC Pacific Ltd.	2,160,000	1,934,456
CLP Holdings Ltd.	590,108	3,960,691
CSPC Pharmaceutical Group Ltd.	3,360,640	3,451,922
Far East Horizon Ltd.	526,000	406,077
Fosun International Ltd.	843,500	515,794
Galaxy Entertainment Group Ltd.	801,136	3,658,854
Ganfeng Lithium Group Co. Ltd. (H Shares) (c)	66,740	451,472
Guangdong Investment Ltd.	1,008,000	635,646
Hang Lung Properties Ltd.	784,998	987,499
Hang Seng Bank Ltd.	275,050	3,872,097
Henderson Land Development Co. Ltd.	532,059	1,302,619
Hong Kong & China Gas Co. Ltd.	3,948,468	3,043,360
Hong Kong Exchanges and Clearing Ltd.	438,602	11,642,084
Hua Hong Semiconductor Ltd. (a)(c)	202,000	472,984
Jinmao Property Services Co. Ltd. (a)	316	97
Lenovo Group Ltd.	2,710,000	2,168,097
Link (REIT)	783,995	4,634,266
MMG Ltd. (a)	1,016,000	200,620
MTR Corp. Ltd.	549,898	2,420,360
New World Development Co. Ltd.	559,090	1,143,871
Power Assets Holdings Ltd.	493,354	2,360,034
Sino Land Ltd.	1,269,819	1,357,230
Sinotruk Hong Kong Ltd.	221,000	197,079
Sun Hung Kai Properties Ltd.	517,562	5,561,888
Swire Pacific Ltd. (A Shares)	183,004	1,211,144
Swire Properties Ltd.	397,555	763,745
Techtronic Industries Co. Ltd.	494,347	4,680,857
Wharf Holdings Ltd.	443,000	1,266,980
Yuexiu Property Co. Ltd.	470,400	401,506
TOTAL HONG KONG		112,195,788
Hungary - 0.0%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	140,780	844,134
OTP Bank PLC	82,056	1,788,616
Richter Gedeon PLC	47,652	940,921
TOTAL HUNGARY		3,573,671
India - 4.4%
ACC Ltd.	29,607	854,912
Adani Enterprises Ltd.	102,304	4,136,960
Adani Green Energy Ltd. (a)	113,477	2,882,711
Adani Ports & Special Economic Zone Ltd.	194,040	1,930,438
Adani Power Ltd. (a)	282,497	1,142,888
Adani Total Gas Ltd.	98,504	4,287,209
Adani Transmissions Ltd. (a)	101,453	4,104,079
Ambuja Cements Ltd.	221,908	1,428,677
Apollo Hospitals Enterprise Ltd.	36,758	2,005,971
Asian Paints Ltd.	139,655	5,242,883
AU Small Finance Bank Ltd. (c)	53,793	383,108
Aurobindo Pharma Ltd.	89,984	584,983
Avenue Supermarts Ltd. (a)(c)	59,249	3,092,643
Axis Bank Ltd.	830,370	9,088,128
Bajaj Auto Ltd.	24,773	1,098,849
Bajaj Finance Ltd.	99,279	8,568,001
Bajaj Finserv Ltd.	138,120	2,815,626
Balkrishna Industries Ltd.	26,349	624,746
Bandhan Bank Ltd. (a)(c)	219,728	633,198
Berger Paints India Ltd.	83,179	588,624
Bharat Electronics Ltd.	1,350,273	1,742,893
Bharat Forge Ltd.	87,545	882,218
Bharat Petroleum Corp. Ltd.	315,855	1,158,606
Bharti Airtel Ltd.	790,891	7,949,037
Biocon Ltd.	144,134	469,855
Britannia Industries Ltd.	39,749	1,808,608
Cholamandalam Investment and Finance Co. Ltd.	150,327	1,288,167
Cipla Ltd./India	178,324	2,514,804
Coal India Ltd.	557,016	1,654,966
Colgate-Palmolive Ltd.	49,016	966,198
Container Corp. of India Ltd.	105,014	1,012,336
Dabur India Ltd.	233,189	1,562,575
Divi's Laboratories Ltd.	47,763	2,082,289
DLF Ltd.	210,480	980,189
Dr. Reddy's Laboratories Ltd.	42,626	2,294,349
Eicher Motors Ltd.	49,678	2,310,735
GAIL India Ltd.	791,982	873,495
Godrej Consumer Products Ltd. (a)	151,014	1,512,876
Godrej Properties Ltd. (a)	42,528	648,863
Grasim Industries Ltd.	96,208	2,000,982
Havells India Ltd.	92,403	1,357,692
HCL Technologies Ltd.	397,928	5,004,865
HDFC Standard Life Insurance Co. Ltd. (c)	344,207	2,247,242
Hero Motocorp Ltd.	39,878	1,289,532
Hindalco Industries Ltd.	487,929	2,391,017
Hindustan Petroleum Corp. Ltd.	217,047	560,709
Hindustan Unilever Ltd.	299,061	9,214,966
Housing Development Finance Corp. Ltd.	627,262	18,714,807
ICICI Bank Ltd.	1,867,248	20,530,427
ICICI Lombard General Insurance Co. Ltd. (c)	87,990	1,243,584
ICICI Prudential Life Insurance Co. Ltd. (c)	122,502	751,098
Indian Oil Corp. Ltd.	956,610	788,701
Indian Railway Catering & Tourism Corp. Ltd.	81,941	733,688
Indraprastha Gas Ltd.	107,169	554,423
Indus Towers Ltd.	229,332	513,905
Info Edge India Ltd.	26,180	1,240,277
Infosys Ltd.	1,214,341	22,556,553
Infosys Ltd. sponsored ADR	8,891	166,528
InterGlobe Aviation Ltd. (a)(c)	33,326	717,286
ITC Ltd.	1,062,302	4,474,809
Jindal Steel & Power Ltd.	138,503	769,396
JSW Steel Ltd. (a)	260,252	2,118,831
Jubilant Foodworks Ltd.	137,067	1,009,954
Kotak Mahindra Bank Ltd.	199,709	4,588,506
Larsen & Toubro Infotech Ltd. (c)	19,967	1,143,278
Larsen & Toubro Ltd.	252,059	6,160,190
Lupin Ltd.	69,539	587,192
Mahindra & Mahindra Ltd.	312,214	5,086,395
Marico Ltd.	196,518	1,245,271
Maruti Suzuki India Ltd.	43,938	5,057,063
MindTree Consulting Ltd.	22,050	906,652
Mphasis BFL Ltd.	28,686	685,616
MRF Ltd.	654	717,101
Muthoot Finance Ltd.	40,573	511,427
Nestle India Ltd.	12,213	3,004,327
NTPC Ltd.	1,414,424	2,957,681
Oil & Natural Gas Corp. Ltd.	906,653	1,468,191
Page Industries Ltd.	2,248	1,351,533
Petronet LNG Ltd.	253,959	630,602
PI Industries Ltd.	29,273	1,146,432
Pidilite Industries Ltd.	55,443	1,730,936
Piramal Pharma Ltd. (a)	161,640	321,991
Power Grid Corp. of India Ltd.	1,130,644	3,116,169
Reliance Industries Ltd.	1,103,912	34,000,170
Samvardhana Motherson International Ltd.	768,949	599,145
SBI Cards & Payment Services Ltd.	92,121	919,930
SBI Life Insurance Co. Ltd. (c)	162,322	2,482,381
Shree Cement Ltd.	4,123	1,132,630
Shriram Transport Finance Co. Ltd.	69,917	1,038,155
Siemens Ltd.	24,354	860,716
SRF Ltd.	54,156	1,673,910
State Bank of India	639,786	4,434,757
Sun Pharmaceutical Industries Ltd.	351,465	4,317,525
Tata Consultancy Services Ltd.	332,211	12,814,684
Tata Consumer Products Ltd.	205,225	1,909,326
Tata Elxsi Ltd.	12,684	1,071,942
Tata Motors Ltd. (a)	596,437	2,986,177
Tata Power Co. Ltd./The	527,853	1,441,106
Tata Steel Ltd.	2,692,577	3,303,107
Tech Mahindra Ltd.	211,768	2,720,393
Titan Co. Ltd.	129,703	4,326,828
Torrent Pharmaceuticals Ltd.	34,647	690,596
Trent Ltd.	69,906	1,290,280
Ultratech Cement Ltd.	36,648	2,972,813
United Spirits Ltd. (a)	109,899	1,189,997
UPL Ltd.	187,633	1,655,105
Vedanta Ltd.	277,767	942,220
Wipro Ltd.	495,965	2,320,774
Yes Bank Ltd. (a)	3,852,181	723,622
Zomato Ltd. (a)	823,314	627,581
TOTAL INDIA		327,021,388
Indonesia - 0.6%
PT Adaro Energy Tbk	5,270,100	1,344,767
PT Adaro Minerals Indonesia Tbk	2,784,300	308,821
PT Aneka Tambang Tbk	2,884,200	341,167
PT Astra International Tbk	7,438,600	3,171,450
PT Bank Central Asia Tbk	20,210,700	11,402,735
PT Bank Jago Tbk (a)	1,431,900	468,196
PT Bank Mandiri (Persero) Tbk	6,743,000	4,560,901
PT Bank Negara Indonesia (Persero) Tbk	2,745,000	1,654,304
PT Bank Rakyat Indonesia (Persero) Tbk	24,918,654	7,428,866
PT Barito Pacific Tbk	9,593,200	507,414
PT Charoen Pokphand Indonesia Tbk	2,838,600	1,014,598
PT Gudang Garam Tbk	147,900	228,523
PT Indah Kiat Pulp & Paper Tbk	922,300	567,660
PT Indofood CBP Sukses Makmur Tbk	793,800	494,932
PT Indofood Sukses Makmur Tbk	1,500,100	620,333
PT Kalbe Farma Tbk	8,292,200	1,089,855
PT Merdeka Copper Gold Tbk (a)	4,425,195	1,069,594
PT Sarana Menara Nusantara Tbk	7,826,200	579,533
PT Semen Indonesia (Persero) Tbk	1,010,300	514,947
PT Sumber Alfaria Trijaya Tbk	6,251,000	1,130,170
PT Surya Citra Media Tbk	20	0
PT Telkom Indonesia Persero Tbk	17,943,600	5,039,476
PT Tower Bersama Infrastructure Tbk	1,980,170	312,308
PT Unilever Indonesia Tbk	2,596,400	772,386
PT United Tractors Tbk	616,200	1,276,055
PT Vale Indonesia Tbk (a)	855,100	356,349
TOTAL INDONESIA		46,255,340
Ireland - 0.5%
CRH PLC	259,919	9,361,726
CRH PLC sponsored ADR	17,336	627,737
DCC PLC (United Kingdom)	35,620	1,977,092
Flutter Entertainment PLC (a)	14,275	1,895,712
Flutter Entertainment PLC (Ireland) (a)	46,904	6,206,650
James Hardie Industries PLC CDI	163,683	3,573,688
Kerry Group PLC Class A	56,978	4,955,149
Kingspan Group PLC (Ireland)	55,661	2,810,857
Smurfit Kappa Group PLC	89,074	2,951,558
TOTAL IRELAND		34,360,169
Isle of Man - 0.0%
Entain PLC	218,142	3,155,769
Israel - 0.5%
Azrieli Group	14,964	1,109,950
Bank Hapoalim BM (Reg.)	466,077	4,497,807
Bank Leumi le-Israel BM	564,681	5,393,438
Bezeq The Israel Telecommunication Corp. Ltd.	755,141	1,337,372
Check Point Software Technologies Ltd. (a)	37,530	4,850,002
CyberArk Software Ltd. (a)	14,877	2,334,350
Elbit Systems Ltd. (Israel)	9,563	1,935,577
Icl Group Ltd.	253,142	2,286,735
Israel Discount Bank Ltd. (Class A)	440,442	2,507,873
Mizrahi Tefahot Bank Ltd.	54,718	2,070,382
NICE Ltd. (a)	21,242	4,026,515
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	398,245	3,552,345
Tower Semiconductor Ltd. (a)	38,672	1,654,768
Wix.com Ltd. (a)	21,384	1,798,394
ZIM Integrated Shipping Services Ltd. (b)	29,047	682,314
TOTAL ISRAEL		40,037,822
Italy - 1.1%
Amplifon SpA	45,255	1,124,343
Assicurazioni Generali SpA	411,716	6,178,670
Atlantia SpA	178,813	3,990,156
DiaSorin SpA	9,135	1,194,360
Enel SpA	2,975,650	13,293,268
Eni SpA	922,946	12,121,728
FinecoBank SpA	226,584	3,054,291
Infrastrutture Wireless Italiane SpA (c)	134,185	1,184,458
Intesa Sanpaolo SpA	6,059,794	11,553,182
Mediobanca SpA	234,971	2,129,831
Moncler SpA	76,189	3,289,585
Nexi SpA (a)(c)	189,321	1,640,836
Poste Italiane SpA (c)	210,450	1,834,359
Prysmian SpA	95,562	3,115,547
Recordati SpA	37,998	1,428,084
Snam SpA	746,964	3,321,386
Telecom Italia SpA (a)	1,638,386	320,538
Telecom Italia SpA (Risparmio Shares) (a)	1,892,894	361,971
Terna - Rete Elettrica Nazionale	526,012	3,487,029
UniCredit SpA	756,869	9,386,141
TOTAL ITALY		84,009,763
Japan - 13.8%
Advantest Corp.	68,437	3,617,572
AEON Co. Ltd.	238,642	4,456,031
AGC, Inc.	69,573	2,182,710
Aisin Seiki Co. Ltd.	52,662	1,351,125
Ajinomoto Co., Inc.	163,861	4,513,767
Ana Holdings, Inc. (a)	61,456	1,194,857
Asahi Group Holdings	166,449	4,661,176
ASAHI INTECC Co. Ltd.	78,992	1,346,150
Asahi Kasei Corp.	460,030	2,949,674
Astellas Pharma, Inc.	667,930	9,216,222
Azbil Corp.	43,322	1,178,503
Bandai Namco Holdings, Inc.	71,798	4,752,251
Bridgestone Corp.	207,220	7,494,412
Brother Industries Ltd.	85,921	1,462,497
Canon, Inc.	362,483	7,683,729
Capcom Co. Ltd.	63,374	1,766,604
Central Japan Railway Co.	52,442	6,071,554
Chiba Bank Ltd.	197,832	1,081,660
Chubu Electric Power Co., Inc.	231,444	1,884,923
Chugai Pharmaceutical Co. Ltd.	244,460	5,664,594
Concordia Financial Group Ltd.	396,215	1,207,071
CyberAgent, Inc.	161,200	1,326,936
Dai Nippon Printing Co. Ltd.	79,938	1,603,652
Dai-ichi Mutual Life Insurance Co.	356,965	5,659,538
Daifuku Co. Ltd.	36,701	1,683,317
Daiichi Sankyo Kabushiki Kaisha	636,173	20,364,385
Daikin Industries Ltd.	90,446	13,547,651
Daito Trust Construction Co. Ltd.	22,365	2,212,510
Daiwa House Industry Co. Ltd.	220,659	4,445,691
Daiwa House REIT Investment Corp.	799	1,612,025
Daiwa Securities Group, Inc.	478,644	1,867,000
DENSO Corp.	157,725	7,825,672
Dentsu Group, Inc.	78,814	2,456,726
Disco Corp.	10,529	2,527,895
East Japan Railway Co.	109,995	5,861,126
Eisai Co. Ltd.	93,248	5,627,678
ENEOS Holdings, Inc.	1,098,105	3,617,148
FANUC Corp.	69,690	9,119,050
Fast Retailing Co. Ltd.	21,158	11,808,752
Fuji Electric Co. Ltd.	46,325	1,794,492
FUJIFILM Holdings Corp.	131,353	6,023,714
Fujitsu Ltd.	71,594	8,237,501
GLP J-REIT	1,532	1,587,688
GMO Payment Gateway, Inc.	15,841	1,143,105
Hakuhodo DY Holdings, Inc.	79,524	671,725
Hamamatsu Photonics K.K.	50,642	2,295,485
Hankyu Hanshin Holdings, Inc.	83,421	2,476,907
Hikari Tsushin, Inc.	7,822	945,300
Hirose Electric Co. Ltd.	10,515	1,365,511
Hitachi Construction Machinery Co. Ltd.	36,609	717,433
Hitachi Ltd.	351,656	15,987,051
Honda Motor Co. Ltd.	591,109	13,478,749
Hoshizaki Corp.	40,900	1,173,130
Hoya Corp.	133,070	12,417,003
Hulic Co. Ltd.	129,994	944,171
Ibiden Co. Ltd.	42,205	1,427,695
Idemitsu Kosan Co. Ltd.	75,185	1,643,305
Iida Group Holdings Co. Ltd.	50,040	695,266
INPEX Corp.	373,606	3,770,580
Isuzu Motors Ltd.	209,245	2,454,173
ITO EN Ltd.	18,253	644,462
Itochu Corp.	430,322	11,138,972
ITOCHU Techno-Solutions Corp.	36,098	837,541
Japan Airlines Co. Ltd. (a)	56,540	1,055,170
Japan Exchange Group, Inc.	180,808	2,376,140
Japan Post Bank Co. Ltd.	141,290	940,698
Japan Post Holdings Co. Ltd.	850,230	5,715,659
Japan Post Insurance Co. Ltd.	74,316	1,098,035
Japan Real Estate Investment Corp.	443	1,856,075
Japan Retail Fund Investment Corp.	2,509	1,847,645
Japan Tobacco, Inc.	433,981	7,268,069
JFE Holdings, Inc.	178,842	1,639,340
JSR Corp.	65,701	1,252,205
Kajima Corp.	153,644	1,447,629
Kakaku.com, Inc.	51,033	865,222
Kansai Electric Power Co., Inc.	253,094	1,918,269
Kao Corp.	173,105	6,465,808
KDDI Corp.	584,187	17,266,799
Keio Corp.	37,402	1,313,013
Keisei Electric Railway Co.	46,830	1,244,013
Keyence Corp.	70,620	26,748,165
Kikkoman Corp.	53,173	2,889,390
Kintetsu Group Holdings Co. Ltd.	61,670	2,086,150
Kirin Holdings Co. Ltd.	298,808	4,399,880
Kobayashi Pharmaceutical Co. Ltd.	20,048	1,065,128
Kobe Bussan Co. Ltd.	54,721	1,190,507
Koei Tecmo Holdings Co. Ltd.	40,076	605,877
Koito Manufacturing Co. Ltd.	76,404	1,086,237
Komatsu Ltd.	335,763	6,577,663
Konami Group Corp.	33,592	1,475,206
Kose Corp.	12,434	1,243,442
Kubota Corp.	366,025	5,111,476
Kurita Water Industries Ltd.	38,198	1,402,610
Kyocera Corp.	115,717	5,790,714
Kyowa Hakko Kirin Co., Ltd.	98,763	2,328,016
Lasertec Corp.	27,174	3,818,244
LIXIL Group Corp.	107,361	1,625,271
M3, Inc.	158,534	4,740,187
Makita Corp.	81,620	1,491,484
Marubeni Corp.	561,529	4,920,625
Mazda Motor Corp.	205,472	1,383,435
McDonald's Holdings Co. (Japan) Ltd.	30,968	1,074,649
Meiji Holdings Co. Ltd.	41,213	1,696,248
Minebea Mitsumi, Inc.	132,260	1,960,396
Misumi Group, Inc.	102,775	2,197,952
Mitsubishi Chemical Holdings Corp.	462,462	2,090,324
Mitsubishi Corp.	457,614	12,405,542
Mitsubishi Electric Corp.	702,896	6,184,510
Mitsubishi Estate Co. Ltd.	431,067	5,420,796
Mitsubishi Heavy Industries Ltd.	115,501	3,977,034
Mitsubishi UFJ Financial Group, Inc.	4,328,657	20,447,930
Mitsubishi UFJ Lease & Finance Co. Ltd.	250,699	1,075,665
Mitsui & Co. Ltd.	506,504	11,217,039
Mitsui Chemicals, Inc.	68,343	1,266,249
Mitsui Fudosan Co. Ltd.	330,506	6,333,615
Mitsui OSK Lines Ltd.	127,400	2,528,380
Mizuho Financial Group, Inc.	867,314	9,367,539
MonotaRO Co. Ltd.	90,350	1,378,081
MS&AD Insurance Group Holdings, Inc.	161,537	4,277,694
Murata Manufacturing Co. Ltd.	208,166	9,854,463
NEC Corp.	88,456	2,929,795
Nexon Co. Ltd.	177,279	2,977,004
NGK Insulators Ltd.	89,860	1,049,711
Nidec Corp.	162,841	8,953,652
Nihon M&A Center Holdings, Inc.	110,494	1,250,623
Nintendo Co. Ltd.	394,710	16,024,869
Nippon Building Fund, Inc.	576	2,560,516
Nippon Express Holdings, Inc.	28,073	1,410,305
Nippon Paint Holdings Co. Ltd.	299,010	1,910,350
Nippon Prologis REIT, Inc.	763	1,598,403
Nippon Sanso Holdings Corp.	65,247	1,040,828
Nippon Shinyaku Co. Ltd.	18,445	1,022,138
Nippon Steel & Sumitomo Metal Corp.	289,924	3,982,446
Nippon Telegraph & Telephone Corp.	432,561	11,930,338
Nippon Yusen KK	175,653	3,181,862
Nissan Chemical Corp.	46,222	2,082,702
Nissan Motor Co. Ltd.	832,971	2,654,932
Nisshin Seifun Group, Inc.	67,384	728,696
Nissin Food Holdings Co. Ltd.	22,863	1,480,687
Nitori Holdings Co. Ltd.	29,780	2,698,577
Nitto Denko Corp.	52,555	2,767,448
Nomura Holdings, Inc.	1,065,206	3,446,964
Nomura Real Estate Holdings, Inc.	40,314	912,315
Nomura Real Estate Master Fund, Inc.	1,519	1,731,534
Nomura Research Institute Ltd.	120,424	2,676,629
NTT Data Corp.	225,615	3,272,817
Obayashi Corp.	234,443	1,505,720
OBIC Co. Ltd.	24,969	3,756,391
Odakyu Electric Railway Co. Ltd.	106,690	1,269,273
Oji Holdings Corp.	293,056	1,016,960
Olympus Corp.	448,748	9,476,235
OMRON Corp.	68,484	3,203,704
Ono Pharmaceutical Co. Ltd.	130,765	3,074,444
Open House Group Co. Ltd.	31,300	1,115,639
Oracle Corp. Japan	13,038	696,202
Oriental Land Co. Ltd.	72,697	9,753,557
ORIX Corp.	437,996	6,436,136
Osaka Gas Co. Ltd.	135,275	2,003,265
Otsuka Corp.	41,204	1,301,004
Otsuka Holdings Co. Ltd.	142,785	4,576,904
Pan Pacific International Holdings Ltd.	137,008	2,249,144
Panasonic Holdings Corp.	790,680	5,631,709
Persol Holdings Co. Ltd.	64,377	1,292,779
Rakuten Group, Inc.	318,250	1,420,785
Recruit Holdings Co. Ltd.	524,036	16,125,200
Renesas Electronics Corp. (a)	419,467	3,509,157
Resona Holdings, Inc.	774,343	2,914,690
Ricoh Co. Ltd.	208,662	1,529,585
ROHM Co. Ltd.	32,087	2,259,329
SBI Holdings, Inc. Japan	89,164	1,611,842
SCSK Corp.	60,356	891,773
Secom Co. Ltd.	76,206	4,341,494
Seiko Epson Corp.	101,362	1,381,078
Sekisui Chemical Co. Ltd.	139,852	1,749,384
Sekisui House Ltd.	225,208	3,748,544
Seven & i Holdings Co. Ltd.	273,240	10,199,605
SG Holdings Co. Ltd.	103,816	1,376,813
Sharp Corp.	83,313	499,718
Shimadzu Corp.	85,221	2,249,520
SHIMANO, Inc.	26,174	4,050,251
SHIMIZU Corp.	214,243	1,070,531
Shin-Etsu Chemical Co. Ltd.	136,149	14,149,960
Shionogi & Co. Ltd.	95,360	4,428,256
Shiseido Co. Ltd.	144,394	5,005,892
Shizuoka Financial Group	151,412	955,139
SMC Corp.	20,857	8,372,047
SoftBank Corp.	1,036,229	10,221,765
SoftBank Group Corp.	438,542	18,824,951
Sompo Holdings, Inc.	113,579	4,730,453
Sony Group Corp.	457,742	30,867,677
Square Enix Holdings Co. Ltd.	30,992	1,383,953
Subaru Corp.	224,105	3,489,795
Sumco Corp.	129,464	1,644,692
Sumitomo Chemical Co. Ltd.	538,085	1,812,977
Sumitomo Corp.	409,061	5,200,707
Sumitomo Electric Industries Ltd.	261,832	2,736,386
Sumitomo Metal Mining Co. Ltd.	89,328	2,503,940
Sumitomo Mitsui Financial Group, Inc.	470,585	13,214,764
Sumitomo Mitsui Trust Holdings, Inc.	122,827	3,533,613
Sumitomo Realty & Development Co. Ltd.	111,208	2,554,056
Suntory Beverage & Food Ltd.	49,937	1,672,459
Suzuki Motor Corp.	133,864	4,519,300
Sysmex Corp.	60,265	3,253,690
T&D Holdings, Inc.	191,927	1,893,520
Taisei Corp.	64,587	1,761,325
Takeda Pharmaceutical Co. Ltd.	544,846	14,388,839
TDK Corp.	141,584	4,432,385
Terumo Corp.	235,935	7,178,250
TIS, Inc.	81,320	2,195,769
Tobu Railway Co. Ltd.	67,786	1,568,202
Toho Co. Ltd.	41,413	1,476,101
Tokio Marine Holdings, Inc.	659,463	11,934,597
Tokyo Electric Power Co., Inc. (a)	551,166	1,797,744
Tokyo Electron Ltd.	54,248	14,272,465
Tokyo Gas Co. Ltd.	143,062	2,556,345
Tokyu Corp.	189,681	2,188,995
Toppan, Inc.	94,558	1,411,105
Toray Industries, Inc.	499,653	2,434,504
Toshiba Corp.	141,479	4,929,572
Tosoh Corp.	94,951	1,033,832
Toto Ltd.	51,339	1,467,371
Toyota Industries Corp.	52,542	2,706,693
Toyota Motor Corp.	3,840,865	53,290,510
Toyota Tsusho Corp.	76,711	2,579,475
Trend Micro, Inc.	48,030	2,425,807
Unicharm Corp.	144,497	4,391,471
USS Co. Ltd.	80,617	1,218,241
Welcia Holdings Co. Ltd.	36,092	754,875
West Japan Railway Co.	78,759	3,125,572
Yakult Honsha Co. Ltd.	46,127	2,556,148
Yamaha Corp.	51,532	1,947,677
Yamaha Motor Co. Ltd.	107,278	2,214,893
Yamato Holdings Co. Ltd.	105,302	1,560,816
Yaskawa Electric Corp.	86,935	2,414,618
Yokogawa Electric Corp.	82,423	1,380,784
Z Holdings Corp.	978,796	2,526,037
ZOZO, Inc.	46,307	985,653
TOTAL JAPAN		1,030,719,564
Korea (South) - 3.0%
Alteogen, Inc.	11,652	299,602
AMOREPACIFIC Corp.	11,942	775,596
AMOREPACIFIC Group, Inc.	9,744	168,621
BGF Retail Co. Ltd.	2,656	347,045
Celltrion Healthcare Co. Ltd.	31,917	1,554,123
Celltrion Pharm, Inc.	5,641	267,957
Celltrion, Inc.	35,570	4,784,799
Cheil Worldwide, Inc.	23,604	404,337
CJ CheilJedang Corp.	2,824	819,113
CJ Corp.	5,012	252,124
CJ ENM Co. Ltd.	3,673	188,884
CJ Logistics Corp. (a)	3,129	192,696
Coway Co. Ltd.	18,912	732,725
Db Insurance Co. Ltd.	15,671	618,136
Doosan Bobcat, Inc.	16,751	393,155
Doosan Heavy Industries & Construction Co. Ltd. (a)	150,881	1,400,648
E-Mart, Inc.	7,123	422,194
Ecopro BM Co. Ltd.	18,288	1,474,756
F&F Co. Ltd.	5,874	598,791
Green Cross Corp.	2,016	180,086
GS Engineering & Construction Corp.	21,899	332,937
GS Holdings Corp.	15,723	506,724
Hana Financial Group, Inc.	108,983	3,149,643
Hankook Tire Co. Ltd.	25,277	647,279
Hanmi Pharm Co. Ltd.	2,311	409,637
Hanon Systems	63,505	347,041
Hanwha Solutions Corp. (a)	43,209	1,428,877
HD Hyundai Co. Ltd.	16,067	685,537
HLB, Inc. (a)	33,329	945,706
HLB, Inc. rights 12/2/22 (a)	2,984	20,488
HMM Co. Ltd.	101,560	1,359,048
Hotel Shilla Co.	10,758	489,918
HYBE Co. Ltd. (a)	6,465	548,066
Hyundai Engineering & Construction Co. Ltd.	26,526	648,598
Hyundai Glovis Co. Ltd.	6,402	780,447
Hyundai Heavy Industries Co. Ltd. (a)	6,022	459,881
Hyundai Mobis	21,986	3,373,409
Hyundai Motor Co.	50,532	5,823,862
Hyundai Steel Co.	29,458	579,947
Iljin Materials Co. Ltd.	7,899	335,369
Industrial Bank of Korea	87,519	640,763
Kakao Corp.	112,827	4,007,741
Kakao Games Corp. (a)	12,227	338,801
KakaoBank Corp. (a)	40,528	485,546
Kangwon Land, Inc. (a)	32,763	527,947
KB Financial Group, Inc.	147,297	4,946,441
Kia Corp.	94,765	4,401,900
Korea Aerospace Industries Ltd.	25,437	843,849
Korea Electric Power Corp. (a)	94,705	1,108,325
Korea Investment Holdings Co. Ltd.	14,326	497,333
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	14,452	736,107
Korea Zinc Co. Ltd.	3,380	1,515,568
Korean Air Lines Co. Ltd. (a)	59,644	965,289
KRAFTON, Inc. (a)	8,985	1,117,365
KT&G Corp.	40,166	2,693,079
Kumho Petro Chemical Co. Ltd.	6,188	567,937
L&F Co. Ltd. (a)	8,871	1,398,408
LG Chemical Ltd.	17,826	7,818,202
LG Corp.	35,162	1,951,090
LG Display Co. Ltd.	79,479	707,868
LG Electronics, Inc.	39,308	2,247,242
LG Energy Solution (a)	8,458	3,128,818
LG H & H Co. Ltd.	3,505	1,252,382
LG Innotek Co. Ltd.	5,296	1,100,149
LG Uplus Corp.	72,903	584,830
Lotte Chemical Corp.	5,827	604,206
Lotte Shopping Co. Ltd.	3,801	232,749
Meritz Financial Holdings Co.	11,627	176,769
Meritz Fire & Marine Insurance Co. Ltd.	12,317	271,397
Meritz Securities Co. Ltd.	92,437	239,622
Mirae Asset Securities Co. Ltd.	93,777	417,204
NAVER Corp.	47,501	5,640,935
NCSOFT Corp.	6,097	1,665,940
Netmarble Corp. (c)	7,307	228,325
NH Investment & Securities Co. Ltd.	50,861	319,636
Orion Corp./Republic of Korea	8,102	576,152
Pan Ocean Co., Ltd. (Korea)	90,744	273,379
Pearl Abyss Corp. (a)	10,135	295,390
POSCO	29,318	5,099,583
POSCO Chemtech Co. Ltd.	10,308	1,440,774
S-Oil Corp.	16,714	1,011,749
S1 Corp.	5,842	255,402
Samsung Biologics Co. Ltd. (a)(c)	6,395	3,929,333
Samsung C&T Corp.	30,710	2,549,628
Samsung Electro-Mechanics Co. Ltd.	20,955	1,776,445
Samsung Electronics Co. Ltd.	1,725,402	71,805,116
Samsung Engineering Co. Ltd. (a)	62,384	1,042,414
Samsung Fire & Marine Insurance Co. Ltd.	11,300	1,583,387
Samsung Heavy Industries Co. Ltd. (a)	209,969	757,602
Samsung Life Insurance Co. Ltd.	29,838	1,408,991
Samsung SDI Co. Ltd.	20,154	10,406,565
Samsung SDS Co. Ltd.	11,848	1,037,609
Samsung Securities Co. Ltd.	21,480	477,812
SD Biosensor, Inc.	12,373	256,160
Seegene, Inc.	13,028	261,962
Shinhan Financial Group Co. Ltd.	165,454	4,196,815
SK Biopharmaceuticals Co. Ltd. (a)	10,659	433,882
SK Bioscience Co. Ltd. (a)	7,991	423,254
SK Chemicals Co. Ltd.	3,921	242,844
SK Hynix, Inc.	199,862	11,580,155
SK IE Technology Co. Ltd. (a)(c)	8,521	310,436
SK Innovation Co., Ltd.	20,163	2,443,880
SK Square Co. Ltd. (a)	33,854	876,401
SK, Inc.	13,930	2,088,544
SKC Co. Ltd.	7,107	515,354
Woori Financial Group, Inc.	202,567	1,667,574
Yuhan Corp.	17,560	735,706
TOTAL KOREA (SOUTH)		225,887,863
Kuwait - 0.3%
Agility Public Warehousing Co. KSC	537,919	1,361,073
Boubyan Bank KSC	476,438	1,267,016
Gulf Bank	546,195	604,631
Kuwait Finance House KSCP	2,679,339	7,004,243
Mabanee Co. SAKC	212,028	596,703
Mobile Telecommunication Co.	803,442	1,553,209
National Bank of Kuwait	2,613,089	9,091,205
TOTAL KUWAIT		21,478,080
Luxembourg - 0.2%
Allegro.eu SA (a)(c)	127,048	617,397
ArcelorMittal SA (Netherlands)	189,231	4,236,656
Aroundtown SA	339,253	673,216
Eurofins Scientific SA	48,264	3,089,805
Reinet Investments SCA	46,790	751,799
Tenaris SA	176,607	2,764,104
TOTAL LUXEMBOURG		12,132,977
Malaysia - 0.4%
AMMB Holdings Bhd	622,400	538,413
Axiata Group Bhd	939,434	566,283
CIMB Group Holdings Bhd	2,578,311	3,010,211
Dialog Group Bhd	1,276,322	556,096
DiGi.com Bhd	1,063,000	852,109
Genting Bhd	724,300	680,180
Genting Malaysia Bhd	1,012,700	586,886
Hap Seng Consolidated Bhd	212,900	289,540
Hartalega Holdings Bhd	610,900	279,091
Hong Leong Bank Bhd	222,300	994,896
Hong Leong Credit Bhd	78,500	316,789
IHH Healthcare Bhd	606,300	763,004
Inari Amertron Bhd	954,500	502,687
IOI Corp. Bhd	860,500	742,563
IOI Properties Group Bhd	30	7
Kuala Lumpur Kepong Bhd	147,641	677,000
Malayan Banking Bhd	1,709,707	3,106,257
Malaysia Airports Holdings Bhd (a)	234,802	296,979
Maxis Bhd	804,300	654,940
MISC Bhd	456,200	697,615
MR DIY Group M Sdn Bhd (c)	779,050	332,843
Nestle (Malaysia) Bhd	24,200	680,753
Petronas Chemicals Group Bhd	912,000	1,682,030
Petronas Dagangan Bhd	101,400	464,964
Petronas Gas Bhd	270,100	976,885
PPB Group Bhd	219,180	774,176
Press Metal Bhd	1,388,600	1,277,582
Public Bank Bhd	5,444,200	5,147,118
QL Resources Bhd	377,250	408,528
RHB Bank Bhd	496,056	600,135
Sime Darby Bhd	892,285	424,628
Sime Darby Plantation Bhd	710,640	661,340
Sime Darby Property Bhd	10	1
SP Setia Bhd	13	1
Telekom Malaysia Bhd	395,497	465,094
Tenaga Nasional Bhd	981,200	1,747,399
Top Glove Corp. Bhd	1,847,500	310,652
TOTAL MALAYSIA		32,065,675
Mexico - 0.7%
Alfa SA de CV Series A	1,003,700	666,161
America Movil S.A.B. de CV Series L	10,222,200	9,673,762
Arca Continental S.A.B. de CV	169,300	1,386,751
CEMEX S.A.B. de CV unit (a)	5,548,494	2,156,332
Coca-Cola FEMSA S.A.B. de CV unit	196,980	1,240,856
Fibra Uno Administracion SA de CV	1,077,200	1,256,996
Fomento Economico Mexicano S.A.B. de CV unit	719,100	5,162,146
Gruma S.A.B. de CV Series B	71,020	823,829
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	133,500	2,067,892
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	72,730	1,702,160
Grupo Bimbo S.A.B. de CV Series A	484,400	1,875,452
Grupo Carso SA de CV Series A1	153,900	620,167
Grupo Financiero Banorte S.A.B. de CV Series O	949,700	7,719,638
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	786,400	1,451,504
Grupo Mexico SA de CV Series B	1,119,824	4,059,807
Grupo Televisa SA de CV	819,000	868,893
Industrias Penoles SA de CV	47,410	537,822
Kimberly-Clark de Mexico SA de CV Series A	520,000	820,431
Operadora de Sites Mexicanos, SA de CV	448,200	487,720
Orbia Advance Corp. S.A.B. de CV	343,037	579,144
Promotora y Operadora de Infraestructura S.A.B. de CV	77,780	585,087
Sitios Latinoamerica S.A.B. de CV (a)	501,950	146,433
Wal-Mart de Mexico SA de CV Series V	1,914,800	7,396,136
TOTAL MEXICO		53,285,119
Multi-National - 0.1%
HK Electric Investments & HK Electric Investments Ltd. unit	911,000	579,120
HKT Trust/HKT Ltd. unit	1,404,557	1,587,131
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)	42,740	2,022,346
TOTAL MULTI-NATIONAL		4,188,597
Netherlands - 3.5%
ABN AMRO Bank NV GDR (c)	152,855	1,503,943
Adyen BV (a)(c)	7,894	11,269,470
AEGON NV	643,447	2,978,621
AerCap Holdings NV (a)(b)	48,794	2,606,088
Airbus Group NV	214,891	23,252,018
Akzo Nobel NV	67,006	4,136,647
Argenx SE (a)	20,060	7,788,307
ASM International NV (Netherlands)	16,832	3,739,374
ASML Holding NV (Netherlands)	147,419	69,152,360
CNH Industrial NV	378,629	4,903,630
Davide Campari Milano NV	202,262	1,817,758
Euronext NV (c)	30,711	1,951,514
EXOR NV	41,310	2,776,073
Ferrari NV (Italy)	45,809	9,031,514
Heineken Holding NV	35,954	2,455,229
Heineken NV (Bearer)	93,401	7,808,879
IMCD NV	20,574	2,669,625
ING Groep NV (Certificaten Van Aandelen)	1,421,382	13,985,822
JDE Peet's BV	36,388	1,042,134
Just Eat Takeaway.com NV (a)(c)	63,259	1,085,531
Koninklijke Ahold Delhaize NV	379,338	10,579,091
Koninklijke DSM NV	63,806	7,505,525
Koninklijke KPN NV	1,186,038	3,317,474
Koninklijke Philips Electronics NV	324,071	4,110,806
NEPI Rockcastle PLC	181,673	914,856
NN Group NV	101,487	4,297,621
OCI NV	37,968	1,452,847
Prosus NV	300,916	13,012,118
QIAGEN NV (Germany) (a)	84,402	3,645,029
Randstad NV	43,248	2,155,797
Stellantis NV (Italy)	800,169	10,801,877
STMicroelectronics NV (France)	248,204	7,717,643
Universal Music Group NV	260,576	5,116,529
Wolters Kluwer NV	94,946	10,091,458
X5 Retail Group NV GDR (d)	41,220	14,583
Yandex NV Class A (a)(d)	102,848	575,816
TOTAL NETHERLANDS		261,263,607
New Zealand - 0.1%
Auckland International Airport Ltd. (a)	463,871	2,076,648
Fisher & Paykel Healthcare Corp.	209,102	2,380,378
Mercury Nz Ltd.	237,344	803,112
Meridian Energy Ltd.	473,533	1,343,523
Spark New Zealand Ltd.	695,869	2,071,441
Xero Ltd. (a)	48,406	2,417,273
TOTAL NEW ZEALAND		11,092,375
Norway - 0.5%
Adevinta ASA Class B (a)	100,301	686,930
Aker BP ASA	116,195	3,703,970
DNB Bank ASA	338,068	5,979,369
Equinor ASA	354,627	12,920,382
Gjensidige Forsikring ASA	70,990	1,296,730
Kongsberg Gruppen ASA	33,447	1,198,747
Mowi ASA	149,273	2,226,284
Norsk Hydro ASA	483,096	3,065,882
Orkla ASA	268,415	1,810,502
Salmar ASA	21,395	724,818
Telenor ASA	252,826	2,297,649
Yara International ASA	59,599	2,660,017
TOTAL NORWAY		38,571,280
Peru - 0.0%
Compania de Minas Buenaventura SAA sponsored ADR (b)	73,763	511,915
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	577,750	566,118
ACEN Corp.	2,623,120	284,365
Altus Property Ventures, Inc. (a)	7	1
Ayala Corp.	97,730	1,130,723
Ayala Land, Inc.	2,557,100	1,131,398
Bank of the Philippine Islands (BPI)	700,056	1,160,733
BDO Unibank, Inc.	739,934	1,630,616
Converge ICT Solutions, Inc. (a)	774,000	165,275
DMCI Holdings, Inc.	4	1
Globe Telecom, Inc.	12,517	503,109
GT Capital Holdings, Inc.	29,421	209,727
International Container Terminal Services, Inc.	353,060	1,055,171
JG Summit Holdings, Inc.	1,025,736	765,528
Jollibee Food Corp.	151,870	607,365
Manila Electric Co.	76,990	400,209
Metro Pacific Investments Corp.	3,630,200	228,993
Metropolitan Bank & Trust Co.	613,771	549,373
Monde Nissin Corp. (c)	2,146,200	433,769
PLDT, Inc.	29,540	830,518
SM Investments Corp.	93,183	1,324,080
SM Prime Holdings, Inc.	4,205,300	2,289,697
Universal Robina Corp.	299,920	632,597
TOTAL PHILIPPINES		15,899,366
Poland - 0.2%
Bank Polska Kasa Opieki SA	72,278	1,187,551
CD Projekt RED SA (b)	22,953	611,074
Cyfrowy Polsat SA	87,993	329,921
Dino Polska SA (a)(c)	18,043	1,179,913
KGHM Polska Miedz SA (Bearer)	48,236	966,518
LPP SA	384	666,798
mBank SA (a)	5,075	284,466
Orange Polska SA	221,350	279,672
PGE Polska Grupa Energetyczna SA (a)	305,466	348,713
Polski Koncern Naftowy Orlen SA	150,006	1,725,630
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	589,981	627,796
Powszechna Kasa Oszczednosci Bank SA	329,671	1,800,239
Powszechny Zaklad Ubezpieczen SA	238,237	1,337,373
Santander Bank Polska SA	12,263	652,951
TOTAL POLAND		11,998,615
Portugal - 0.1%
Banco Espirito Santo SA (Reg.) (a)(d)	82,039	1
Energias de Portugal SA	1,005,027	4,394,989
Galp Energia SGPS SA Class B	180,456	1,832,188
Jeronimo Martins SGPS SA	102,155	2,118,029
TOTAL PORTUGAL		8,345,207
Qatar - 0.4%
Barwa Real Estate Co. (a)	649,882	606,741
Industries Qatar QSC (a)	543,208	2,352,273
Masraf al Rayan	2,001,052	2,108,337
Mesaieed Petrochemical Holding Co. (a)	1,730,679	1,078,778
Ooredoo QSC	328,076	880,154
Qatar Electricity & Water Co. (a)	150,248	763,256
Qatar Fuel Co. (a)	185,536	972,068
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	937,838	1,055,848
Qatar International Islamic Bank QSC (a)	288,287	915,900
Qatar Islamic Bank (a)	608,477	4,075,171
Qatar National Bank SAQ (a)	1,672,028	9,155,005
The Commercial Bank of Qatar (a)	1,217,379	2,103,984
TOTAL QATAR		26,067,515
Russia - 0.0%
Alrosa Co. Ltd. (d)	846,411	211,159
Gazprom OAO (d)	3,422,762	537,086
Gazprom OAO sponsored ADR (Reg. S) (a)(d)	266,976	60,988
Inter Rao Ues JSC (d)	12,405,200	102,560
LUKOIL PJSC (d)	135,807	63,035
LUKOIL PJSC sponsored ADR (d)	3,670	1,038
Magnit OJSC GDR (Reg. S) (d)	122,013	594
MMC Norilsk Nickel PJSC (d)	18,102	180,532
MMC Norilsk Nickel PJSC sponsored ADR (d)	27,948	20,754
Mobile TeleSystems OJSC sponsored ADR (d)	145,706	145,122
Moscow Exchange MICEX-RTS OAO (a)(d)	524,685	151,246
Novatek PJSC GDR (Reg. S) (d)	30,578	7,812
Novolipetsk Steel OJSC (d)	477,930	6,881
PhosAgro PJSC:
GDR (d)	300	6
GDR (Reg. S) (d)	46,691	958
Polyus PJSC (d)	11,075	39,055
Rosneft Oil Co. OJSC (d)	322,313	80,832
Rosneft Oil Co. OJSC GDR (Reg. S) (d)	56,929	13,461
Sberbank of Russia (a)(d)	3,621,326	33,389
Severstal PAO (d)	60,348	2,021
Severstal PAO GDR (Reg. S) (d)	9,813	232
Surgutneftegas OJSC (d)	1,105,600	20,287
Surgutneftegas OJSC sponsored ADR (a)(d)	71,885	13,275
Tatneft PAO (d)	446,514	83,282
Tatneft PAO sponsored ADR (d)	5,142	4,748
United Co. RUSAL International PJSC (d)	1,020,580	184,445
VTB Bank OJSC (a)(d)	1,160,850,350	66,508
TOTAL RUSSIA		2,031,306
Saudi Arabia - 1.4%
ACWA Power Co.	29,075	1,346,369
Advanced Polypropylene Co.	42,963	506,516
Al Rajhi Bank	714,214	16,194,337
Alinma Bank	363,416	3,626,858
Almarai Co. Ltd.	94,440	1,415,010
Arab National Bank	217,970	1,870,776
Bank Al-Jazira	137,078	852,918
Bank Albilad	177,692	2,397,569
Banque Saudi Fransi	213,852	2,458,625
Bupa Arabia for Cooperative Insurance Co.	22,948	1,178,684
Dar Al Arkan Real Estate Development Co. (a)	184,871	660,262
Dr Sulaiman Al Habib Medical Services Group Co.	31,853	1,920,903
Elm Co.	8,191	721,540
Emaar The Economic City (a)	132,855	339,072
Etihad Etisalat Co.	139,367	1,357,489
Jarir Marketing Co.	20,045	874,873
Mobile Telecommunications Co. Saudi Arabia (a)	150,783	520,862
Mouwasat Medical Services Co.	16,750	976,235
National Industrialization Co. (a)	112,329	399,985
Rabigh Refining & Petrochemical Co. (a)	144,248	523,624
Riyad Bank	486,046	4,650,199
Sabic Agriculture-Nutrients Co.	79,197	3,351,206
Sahara International Petrochemical Co.	132,177	1,426,402
Saudi Arabian Mining Co.	314,670	7,009,322
Saudi Arabian Oil Co. (c)	878,123	8,155,977
Saudi Basic Industries Corp.	323,391	7,608,086
Saudi Electricity Co.	301,274	2,164,814
Saudi Industrial Investment Group	126,012	753,882
Saudi Investment Bank/The	166,834	805,410
Saudi Kayan Petrochemical Co. (a)	250,713	878,068
Saudi Research & Marketing Group (a)	12,451	667,358
Saudi Tadawul Group Holding Co.	12,262	708,788
Saudi Telecom Co.	541,768	5,824,920
The Saudi British Bank	332,648	3,850,964
The Saudi National Bank	799,239	12,634,508
The Savola Group	89,174	695,346
Yanbu National Petrochemical Co.	96,753	1,150,978
TOTAL SAUDI ARABIA		102,478,735
Singapore - 0.8%
BOC Aviation Ltd. Class A (c)	71,000	475,314
CapitaLand Ascendas REIT	1,222,754	2,263,080
CapitaLand Investment Ltd.	939,071	1,996,753
CapitaMall Trust	1,920,248	2,550,202
City Developments Ltd.	139,352	751,099
DBS Group Holdings Ltd.	656,200	15,853,377
Genting Singapore Ltd.	2,348,213	1,335,343
Keppel Corp. Ltd.	529,120	2,605,232
Mapletree Logistics Trust (REIT)	1,214,466	1,304,032
Mapletree Pan Asia Commercial	804,743	903,886
Oversea-Chinese Banking Corp. Ltd.	1,223,151	10,480,942
Singapore Airlines Ltd.	494,968	1,839,172
Singapore Exchange Ltd.	309,717	1,842,199
Singapore Technologies Engineering Ltd.	594,124	1,385,002
Singapore Telecommunications Ltd.	3,037,169	5,363,749
United Overseas Bank Ltd.	428,109	8,395,243
UOL Group Ltd.	157,315	687,892
Venture Corp. Ltd.	96,269	1,083,332
Wilmar International Ltd.	706,793	1,937,240
TOTAL SINGAPORE		63,053,089
South Africa - 1.0%
Absa Group Ltd.	306,525	3,333,123
African Rainbow Minerals Ltd.	38,257	538,717
Anglo American Platinum Ltd.	19,234	1,529,945
AngloGold Ashanti Ltd.	151,113	1,973,493
Aspen Pharmacare Holdings Ltd.	132,102	1,087,812
Bid Corp. Ltd.	122,266	1,967,305
Bidvest Group Ltd./The	107,487	1,243,353
Capitec Bank Holdings Ltd.	31,872	3,297,719
Clicks Group Ltd.	89,287	1,512,927
Discovery Ltd. (a)	182,608	1,195,135
Exxaro Resources Ltd.	92,380	1,028,571
FirstRand Ltd.	1,865,540	6,535,420
Foschini Group Ltd./The	112,971	706,716
Gold Fields Ltd.	320,183	2,564,922
Growthpoint Properties Ltd.	1,166,794	822,592
Harmony Gold Mining Co. Ltd.	189,185	523,956
Impala Platinum Holdings Ltd.	305,600	3,128,936
Kumba Iron Ore Ltd.	21,938	413,220
Mr Price Group Ltd.	87,612	843,460
MTN Group Ltd.	624,844	4,416,727
MultiChoice Group Ltd.	128,026	836,582
Naspers Ltd. Class N	79,132	8,157,075
Nedbank Group Ltd.	167,634	1,985,462
Northam Platinum Holdings Ltd. (a)	128,324	1,204,246
Old Mutual Ltd.	1,596,936	907,629
Pepkor Holdings Ltd. (c)	566,924	699,676
Remgro Ltd.	195,834	1,457,501
Sanlam Ltd.	646,256	1,880,145
Sasol Ltd.	208,777	3,509,554
Shoprite Holdings Ltd.	182,370	2,322,224
Sibanye-Stillwater Ltd.	1,020,255	2,389,666
Spar Group Ltd./The	65,962	559,297
Standard Bank Group Ltd.	480,894	4,493,798
Vodacom Group Ltd.	235,282	1,605,073
Woolworths Holdings Ltd.	367,337	1,261,669
TOTAL SOUTH AFRICA		71,933,646
Spain - 1.6%
Acciona SA	8,918	1,604,886
ACS Actividades de Construccion y Servicios SA	85,946	2,204,093
Aena SME SA (a)(c)	27,069	3,181,461
Amadeus IT Holding SA Class A (a)	164,241	8,566,039
Banco Bilbao Vizcaya Argentaria SA	2,421,106	12,489,987
Banco Santander SA (Spain)	6,207,730	16,085,417
CaixaBank SA	1,610,772	5,341,393
Cellnex Telecom SA (c)	198,356	6,492,243
EDP Renovaveis SA	104,312	2,196,770
Enagas SA	90,746	1,473,162
Endesa SA	112,974	1,885,152
Ferrovial SA	175,926	4,296,053
Grifols SA (a)	109,180	928,563
Iberdrola SA	2,155,054	21,915,347
Industria de Diseno Textil SA	397,360	9,008,332
Naturgy Energy Group SA	51,943	1,332,596
Red Electrica Corporacion SA	145,566	2,354,635
Repsol SA	528,412	7,188,770
Siemens Gamesa Renewable Energy SA (a)	84,028	1,491,410
Telefonica SA	1,909,084	6,580,989
TOTAL SPAIN		116,617,298
Sweden - 2.0%
Alfa Laval AB	103,759	2,557,043
ASSA ABLOY AB (B Shares)	364,148	7,352,906
Atlas Copco AB:
(A Shares)	975,930	10,416,349
(B Shares)	565,427	5,468,336
Boliden AB	100,228	2,919,368
Electrolux AB (B Shares) (b)	77,195	952,667
Embracer Group AB (a)(b)	241,153	1,161,296
Epiroc AB:
(A Shares)	234,304	3,586,833
(B Shares)	148,750	1,998,611
EQT AB	107,280	2,114,275
Ericsson (B Shares)	1,058,640	5,885,345
Essity AB (B Shares)	217,842	4,604,963
Evolution AB (c)	66,595	6,212,162
Fastighets AB Balder (a)	230,169	865,020
Getinge AB (B Shares)	82,486	1,675,688
H&M Hennes & Mauritz AB (B Shares) (b)	271,753	2,737,140
Hexagon AB (B Shares)	707,333	6,992,621
Holmen AB (B Shares)	33,929	1,231,022
Husqvarna AB (B Shares)	142,939	848,651
Industrivarden AB:
(A Shares)	49,625	1,124,531
(C Shares)	53,723	1,207,176
Indutrade AB	98,918	1,732,221
Investment AB Latour (B Shares)	50,418	852,766
Investor AB:
(A Shares)	184,414	3,138,372
(B Shares)	658,052	10,749,399
Kinnevik AB (B Shares) (a)	88,766	1,097,395
L E Lundbergforetagen AB	29,763	1,175,834
Lifco AB	85,543	1,236,132
Nibe Industrier AB (B Shares)	551,918	4,403,867
Sagax AB	68,907	1,270,647
Sandvik AB	382,001	5,969,434
Securitas AB (B Shares) (b)	182,864	1,496,208
Skandinaviska Enskilda Banken AB (A Shares)	590,304	6,228,527
Skanska AB (B Shares)	123,632	1,923,702
SKF AB (B Shares)	138,730	2,008,203
Svenska Cellulosa AB SCA (B Shares)	217,180	2,562,996
Svenska Handelsbanken AB (A Shares)	528,718	4,912,337
Swedbank AB (A Shares)	328,448	4,896,519
Swedish Match Co. AB	551,453	5,671,636
Swedish Orphan Biovitrum AB (a)	61,985	1,141,321
Tele2 AB (B Shares)	204,865	1,679,562
Telia Co. AB	970,925	2,572,724
Volvo AB:
(A Shares)	76,651	1,309,312
(B Shares)	539,745	8,833,972
Volvo Car AB	213,349	906,055
TOTAL SWEDEN		149,681,144
Switzerland - 6.6%
ABB Ltd. (Reg.)	597,452	16,591,422
Accelleron Industries Ltd. (a)	1,494	25,334
Adecco SA (Reg.)	59,008	1,846,712
Alcon, Inc. (Switzerland)	181,777	11,062,556
Bachem Holding AG (B Shares)	12,302	882,707
Baloise Holdings AG	16,465	2,249,375
Barry Callebaut AG	1,322	2,500,492
Clariant AG (Reg.)	79,728	1,282,686
Coca-Cola HBC AG	72,704	1,586,246
Compagnie Financiere Richemont SA Series A	189,582	18,528,523
Credit Suisse Group AG (b)	957,126	3,964,860
Ems-Chemie Holding AG	2,549	1,602,432
Geberit AG (Reg.)	12,951	5,759,305
Givaudan SA	3,367	10,053,757
Holcim AG	201,551	9,156,935
Julius Baer Group Ltd.	81,507	3,910,614
Kuehne & Nagel International AG	19,624	4,182,116
Lindt & Spruengli AG	39	3,789,584
Lindt & Spruengli AG (participation certificate)	398	3,815,649
Logitech International SA (Reg.)	65,081	3,239,914
Lonza Group AG	27,200	14,002,130
Nestle SA (Reg. S)	1,020,134	111,050,558
Novartis AG	783,635	63,388,835
Partners Group Holding AG	8,325	7,477,411
Roche Holding AG:
(Bearer)	10,838	4,396,460
(participation certificate)	253,299	84,044,149
Schindler Holding AG:
(participation certificate)	14,144	2,305,895
(Reg.)	9,509	1,496,598
SGS SA (Reg.)	2,349	5,178,398
Sig Group AG	110,211	2,117,601
Sika AG	53,410	12,042,664
Sonova Holding AG	19,635	4,641,339
Straumann Holding AG	40,142	3,820,368
Swatch Group AG (Bearer)	11,076	2,488,882
Swatch Group AG (Bearer) (Reg.)	17,057	712,703
Swiss Life Holding AG	11,488	5,563,021
Swiss Prime Site AG	27,482	2,217,552
Swiss Re Ltd.	109,612	8,142,504
Swisscom AG	9,361	4,620,904
Temenos Group AG	22,984	1,370,295
UBS Group AG	1,278,127	20,282,057
VAT Group AG (c)	9,842	2,248,814
Zurich Insurance Group Ltd.	54,424	23,194,092
TOTAL SWITZERLAND		492,834,449
Taiwan - 3.6%
Accton Technology Corp.	183,000	1,378,713
Acer, Inc.	995,288	681,958
Advantech Co. Ltd.	156,937	1,425,638
ASE Technology Holding Co. Ltd.	1,206,840	2,976,960
Asia Cement Corp.	906,466	1,048,279
ASMedia Technology, Inc.	9,000	162,398
ASUSTeK Computer, Inc.	259,000	1,895,083
AUO Corp.	2,400,000	1,257,518
Catcher Technology Co. Ltd.	235,000	1,234,963
Cathay Financial Holding Co. Ltd.	2,915,879	3,417,258
Chang Hwa Commercial Bank	1,615,297	831,337
Cheng Shin Rubber Industry Co. Ltd.	605,899	606,763
China Airlines Ltd.	967,490	508,432
China Development Financial Ho	5,672,405	2,066,434
China Steel Corp.	4,345,426	3,617,371
Chunghwa Telecom Co. Ltd.	1,371,000	4,722,477
Compal Electronics, Inc.	1,432,000	936,789
CTBC Financial Holding Co. Ltd.	6,469,579	4,091,877
Delta Electronics, Inc.	699,621	5,585,428
E Ink Holdings, Inc.	309,000	1,968,733
E.SUN Financial Holdings Co. Ltd.	4,624,516	3,326,371
ECLAT Textile Co. Ltd.	65,941	867,860
eMemory Technology, Inc.	25,000	833,230
EVA Airways Corp.	872,000	632,629
Evergreen Marine Corp. (Taiwan)	359,248	1,531,488
Far Eastern New Century Corp.	1,251,664	1,247,628
Far EasTone Telecommunications Co. Ltd.	590,000	1,293,266
Feng Tay Enterprise Co. Ltd.	171,254	852,182
First Financial Holding Co. Ltd.	3,894,531	2,988,455
Formosa Chemicals & Fibre Corp.	1,275,590	2,748,605
Formosa Petrochemical Corp.	427,000	1,098,809
Formosa Plastics Corp.	1,486,480	3,829,804
Fubon Financial Holding Co. Ltd.	2,681,000	4,239,195
Giant Manufacturing Co. Ltd.	102,000	649,873
GlobalWafers Co. Ltd.	86,000	955,881
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,531,990	14,402,213
Hotai Motor Co. Ltd.	111,000	2,009,797
Hua Nan Financial Holdings Co. Ltd.	3,212,423	2,096,531
Innolux Corp.	3,366,986	1,237,018
Inventec Corp.	862,280	652,311
Largan Precision Co. Ltd.	36,000	2,064,860
Lite-On Technology Corp.	734,910	1,458,245
MediaTek, Inc.	552,970	10,115,096
Mega Financial Holding Co. Ltd.	4,024,802	3,731,059
Micro-Star International Co. Ltd.	265,000	899,656
momo.com, Inc.	22,800	341,074
Nan Ya Plastics Corp.	1,759,780	3,726,452
Nan Ya Printed Circuit Board Corp.	78,000	511,471
Nanya Technology Corp.	423,000	714,749
Nien Made Enterprise Co. Ltd.	60,000	463,198
Novatek Microelectronics Corp.	215,000	1,606,467
Pegatron Corp.	753,000	1,377,411
Pou Chen Corp.	751,000	634,487
Powerchip Semiconductor Manufacturing Corp.	1,129,044	1,078,147
President Chain Store Corp.	209,000	1,736,591
Quanta Computer, Inc.	983,000	2,084,616
Realtek Semiconductor Corp.	171,090	1,352,637
Ruentex Development Co. Ltd.	591,835	726,628
Shin Kong Financial Holding Co. Ltd.	4,876,475	1,209,518
Sinopac Financial Holdings Co.	3,795,827	1,894,736
Synnex Technology International Corp.	459,500	749,355
Taishin Financial Holdings Co. Ltd.	3,980,507	1,635,199
Taiwan Cement Corp.	2,168,612	2,033,872
Taiwan Cooperative Financial Holding Co. Ltd.	3,605,742	2,794,802
Taiwan High Speed Rail Corp.	669,000	582,839
Taiwan Mobile Co. Ltd.	635,600	1,874,048
Taiwan Semiconductor Manufacturing Co. Ltd.	8,935,000	107,313,532
The Shanghai Commercial & Savings Bank Ltd.	1,315,616	1,892,621
The Shanghai Commercial & Savings Bank Ltd. rights (a)	96,443	28,107
Uni-President Enterprises Corp.	1,729,080	3,511,339
Unimicron Technology Corp.	457,000	1,764,014
United Microelectronics Corp.	4,304,000	5,170,339
Vanguard International Semiconductor Corp.	309,000	636,126
Voltronic Power Technology Corp.	24,000	974,763
Walsin Lihwa Corp.	952,312	1,055,533
Wan Hai Lines Ltd.	238,360	500,309
Win Semiconductors Corp.	116,000	438,767
Winbond Electronics Corp.	1,021,000	617,272
Wiwynn Corp.	30,000	673,405
WPG Holding Co. Ltd.	545,320	743,065
Yageo Corp.	129,352	1,471,823
Yang Ming Marine Transport Corp.	653,000	1,218,782
Yuanta Financial Holding Co. Ltd.	3,682,281	2,249,052
TOTAL TAIWAN		265,563,617
Thailand - 0.6%
Advanced Info Service PCL (For. Reg.)	259,300	1,301,782
Advanced Information Service PCL NVDR	172,800	867,520
Airports of Thailand PCL:
(For. Reg.) (a)	931,300	1,811,439
NVDR (a)	560,500	1,090,209
Asset World Corp. PCL:
(For. Reg.)	2,621,000	420,242
NVDR	1,431,700	229,554
B. Grimm Power PCL (For. Reg.)	222,000	196,938
Bangkok Commercial Asset Management PCL NVDR	637,400	256,334
Bangkok Dusit Medical Services PCL:
(For. Reg.)	2,030,000	1,574,057
NVDR	1,814,100	1,406,649
Bangkok Expressway and Metro PCL:
(For. Reg.)	1,674,400	413,704
NVDR	971,100	239,935
Berli Jucker PCL:
unit	104,700	94,256
(For. Reg.)	308,300	277,547
BTS Group Holdings PCL:
(For. Reg.)	1,613,500	352,006
NVDR	1,314,100	286,688
Bumrungrad Hospital PCL:
NVDR	105,400	628,882
(For. Reg.)	104,400	622,915
Carabao Group PCL NVDR	109,400	259,518
Central Pattana PCL:
(For. Reg.)	540,000	975,818
NVDR	156,200	282,264
Central Retail Corp. PCL:
(For. Reg.)	273,766	302,226
NVDR	345,800	381,748
Charoen Pokphand Foods PCL:
(For. Reg.)	706,700	469,028
(NVDR)	648,200	430,202
CP ALL PCL:
(For. Reg.)	1,219,200	1,922,776
NVDR	893,500	1,409,121
Delta Electronics PCL NVDR	114,200	1,740,991
Electricity Generating PCL:
(For. Reg.)	38,400	172,091
NVDR	55,800	250,070
Energy Absolute PCL:
(For. Reg.)	281,900	715,031
NVDR	344,500	873,814
Global Power Synergy Public Co. Ltd. (For. Reg.)	214,300	349,234
Gulf Energy Development PCL:
(For. Reg.)	350,400	465,112
NVDR	729,700	968,586
Home Product Center PCL:
(For. Reg.)	1,346,367	516,677
NVDR	719,100	275,959
Indorama Ventures PCL NVDR	585,000	645,814
Intouch Holdings PCL:
(For. Reg.)	291,300	551,284
NVDR	201,000	380,392
JMT Network Services PCL NVDR	218,800	373,820
Kasikornbank PCL NVDR	217,200	833,518
Krung Thai Bank PCL:
(For. Reg.)	788,655	362,767
NVDR	429,500	197,562
Krungthai Card PCL:
(For. Reg.)	150,000	224,734
NVDR	167,900	251,552
Land & House PCL:
NVDR	1,568,000	379,172
(For. Reg.)	2,392,000	578,431
Minor International PCL:
unit (a)	184,200	136,776
(For. Reg.) (a)	1,019,598	757,094
Muangthai Leasing PCL:
(For. Reg.)	145,909	139,025
NVDR	118,600	113,004
Osotspa PCL:
(For. Reg.)	123,400	85,953
NVDR	388,800	270,816
PTT Exploration and Production PCL:
(For. Reg.)	377,644	1,801,614
NVDR	136,000	648,811
PTT Global Chemical PCL:
(For. Reg.)	584,939	668,809
NVDR	210,800	241,025
PTT Oil & Retail Business PCL NVDR	1,048,200	663,993
PTT PCL:
(For. Reg.)	2,630,500	2,489,105
NVDR	1,062,400	1,005,294
Ratch Group PCL:
unit	264,200	284,721
(For. Reg.)	98,200	105,827
SCB X PCL:
(For. Reg.)	94,050	262,040
NVDR unit	155,500	433,250
SCG Packaging PCL NVDR	446,900	610,824
Siam Cement PCL:
(For. Reg.)	169,400	1,442,649
NVDR	123,300	1,050,051
Siam Commercial Bank PCL (For. Reg.)	76,350	176,711
Srisawad Corp. PCL:
warrants 8/29/25 (a)	7,244	617
(For. Reg.)	22,000	23,709
NVDR	227,600	245,278
Thai Oil PCL:
(For. Reg.)	321,912	461,143
NVDR	127,810	183,090
Thai Union Frozen Products PCL:
(For. Reg.)	828,700	392,078
NVDR	379,300	179,456
rights (a)(d)	10,755	4,977
rights (a)(d)	23,498	10,874
True Corp. PCL:
(For. Reg.)	2,418,912	315,358
NVDR	1,614,300	210,459
TOTAL THAILAND		45,024,400
Turkey - 0.1%
Akbank TAS	1,078,164	846,811
Aselsan A/S	234,956	406,693
Bim Birlesik Magazalar A/S JSC	175,968	1,266,756
Eregli Demir ve Celik Fabrikalari T.A.S.	551,413	879,808
Ford Otomotiv Sanayi A/S	23,877	465,630
Haci Omer Sabanci Holding A/S	346,549	624,428
Koc Holding A/S	260,305	777,520
Turk Hava Yollari AO (a)	193,209	1,051,456
Turk Sise ve Cam Fabrikalari A/S	566,186	1,010,446
Turkcell Iletisim Hizmet A/S	418,075	575,873
Turkiye Is Bankasi A/S Series C	1,182,563	592,099
Turkiye Petrol Rafinerileri A/S (a)	43,201	879,605
TOTAL TURKEY		9,377,125
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	1,008,460	2,594,524
Abu Dhabi Islamic Bank	532,055	1,376,092
Abu Dhabi National Oil Co. for Distribution PJSC	1,071,143	1,315,198
Aldar Properties PJSC	1,405,271	1,652,765
Dubai Islamic Bank Pakistan Ltd.	1,065,413	1,688,139
Emaar Properties PJSC (a)	1,458,794	2,406,766
Emirates NBD Bank PJSC	685,313	2,472,135
Emirates Telecommunications Corp.	1,250,433	8,783,091
First Abu Dhabi Bank PJSC	1,618,884	7,889,255
TOTAL UNITED ARAB EMIRATES		30,177,965
United Kingdom - 9.1%
3i Group PLC	354,920	4,726,959
Abrdn PLC	810,284	1,477,482
Admiral Group PLC	64,751	1,497,753
Anglo American PLC (United Kingdom)	461,526	13,824,650
Antofagasta PLC	142,300	1,918,294
Ashtead Group PLC	161,608	8,432,608
Associated British Foods PLC	128,503	1,991,705
AstraZeneca PLC (United Kingdom)	561,890	65,927,785
Auto Trader Group PLC (c)	336,430	2,013,797
Aveva Group PLC	43,368	1,551,714
Aviva PLC	1,030,492	4,942,887
BAE Systems PLC	1,146,093	10,720,061
Barclays PLC	6,090,225	10,348,839
Barratt Developments PLC	374,142	1,613,709
Berkeley Group Holdings PLC	40,872	1,626,927
BP PLC	6,931,864	38,351,288
BP PLC sponsored ADR	11,803	392,804
British American Tobacco PLC (United Kingdom)	779,944	30,802,697
British Land Co. PLC	319,674	1,341,397
BT Group PLC	2,496,057	3,715,497
Bunzl PLC	122,631	3,995,390
Burberry Group PLC	141,468	2,944,574
Compass Group PLC	647,638	13,640,439
Croda International PLC	51,156	3,965,801
Diageo PLC	827,065	34,035,806
GSK PLC	1,475,843	24,175,930
Haleon PLC (a)	1,848,643	5,681,664
Halma PLC	139,047	3,372,560
Hargreaves Lansdown PLC	129,850	1,136,496
Hikma Pharmaceuticals PLC	59,209	848,082
HSBC Holdings PLC (United Kingdom)	7,282,803	37,375,734
Imperial Brands PLC	326,437	7,951,711
Informa PLC	549,599	3,501,836
InterContinental Hotel Group PLC	66,618	3,579,435
Intertek Group PLC	57,543	2,411,286
J Sainsbury PLC	636,213	1,418,178
JD Sports Fashion PLC	945,758	1,056,830
Johnson Matthey PLC	68,054	1,509,768
Kingfisher PLC	737,955	1,854,064
Land Securities Group PLC	255,513	1,671,399
Legal & General Group PLC	2,186,552	5,849,601
Lloyds Banking Group PLC	25,267,573	12,135,206
London Stock Exchange Group PLC	119,376	10,347,756
M&G PLC	930,701	1,869,958
Melrose Industries PLC	1,570,876	2,105,931
Mondi PLC	153,647	2,576,960
Mondi PLC	21,440	366,781
National Grid PLC	1,323,950	14,424,603
NatWest Group PLC	1,945,571	5,238,813
Next PLC	46,862	2,648,911
NMC Health PLC (a)	30,958	619
Ocado Group PLC (a)	208,823	1,132,092
Pearson PLC	241,382	2,668,025
Persimmon PLC	116,074	1,737,133
Phoenix Group Holdings PLC	268,017	1,667,131
Prudential PLC	1,000,018	9,289,838
Reckitt Benckiser Group PLC	259,323	17,209,716
RELX PLC (London Stock Exchange)	695,382	18,678,304
Rentokil Initial PLC	910,533	5,681,827
Rio Tinto PLC	407,822	21,313,452
Rolls-Royce Holdings PLC (a)	3,022,330	2,710,618
Sage Group PLC	375,358	3,128,587
Schroders PLC	266,576	1,197,464
Segro PLC	432,106	3,889,982
Severn Trent PLC	88,703	2,546,167
Shell PLC (London)	2,694,948	74,654,392
Smith & Nephew PLC	312,852	3,696,945
Smiths Group PLC	137,471	2,460,155
Spirax-Sarco Engineering PLC	27,146	3,346,586
SSE PLC	395,049	7,059,875
St. James's Place PLC	197,477	2,411,870
Standard Chartered PLC (United Kingdom)	916,200	5,465,732
Taylor Wimpey PLC	1,244,960	1,338,916
Tesco PLC	2,754,075	6,802,247
Unilever PLC	924,489	42,022,055
United Utilities Group PLC	241,577	2,603,282
Vodafone Group PLC	9,434,254	11,013,573
Vodafone Group PLC sponsored ADR	27,565	325,543
Whitbread PLC	74,733	2,199,550
TOTAL UNITED KINGDOM		679,162,032
United States of America - 0.2%
360 DigiTech, Inc. ADR	37,586	381,874
Coca-Cola European Partners PLC	73,903	3,477,136
Legend Biotech Corp. ADR (a)	18,994	946,281
Li Auto, Inc. ADR (a)	196,610	2,677,828
NICE Ltd. sponsored ADR (a)	1,402	266,226
Southern Copper Corp.	31,754	1,491,485
Yum China Holdings, Inc.	152,245	6,295,331
TOTAL UNITED STATES OF AMERICA		15,536,161
TOTAL COMMON STOCKS (Cost $8,304,512,715)		7,234,332,094

Nonconvertible Preferred Stocks - 1.1%
	Shares	Value ($)
Brazil - 0.5%
Banco Bradesco SA (PN)	1,962,844	7,546,623
Braskem SA Class A	63,600	415,053
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	84,407	871,277
Companhia Energetica de Minas Gerais (CEMIG) (PN)	475,805	1,047,314
Gerdau SA	420,800	2,097,687
Itau Unibanco Holding SA	1,777,821	10,462,832
Itausa-Investimentos Itau SA (PN)	1,676,037	3,484,781
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	1,714,200	9,892,615
TOTAL BRAZIL		35,818,182
Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B)	51,538	4,905,260
Colombia - 0.0%
Bancolombia SA (PN)	163,190	1,032,587
France - 0.0%
Air Liquide SA (a)	8,637	1,129,838
Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	22,474	1,659,082
Dr. Ing. h.c. F. Porsche AG Series F (a)	41,324	4,226,779
Henkel AG & Co. KGaA	63,755	4,016,477
Porsche Automobil Holding SE (Germany)	55,111	3,079,178
Sartorius AG (non-vtg.)	8,736	3,082,970
Volkswagen AG	67,069	8,584,928
TOTAL GERMANY		24,649,414
Korea (South) - 0.2%
Hyundai Motor Co.	8,912	489,519
Hyundai Motor Co. Series 2	14,147	790,944
LG Chemical Ltd.	3,500	708,671
LG H & H Co. Ltd.	694	136,386
Samsung Electronics Co. Ltd.	310,324	11,588,340
TOTAL KOREA (SOUTH)		13,713,860
Russia - 0.0%
Surgutneftegas OJSC (d)	2,913,333	76,009
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $86,712,145)		81,325,150

Nonconvertible Bonds - 0.0%
		Principal Amount (e)	Value ($)
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $13,959)	INR	69,696	11,248

Government Obligations - 0.1%
	Principal Amount (e)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.15% 1/26/23 (f) (Cost $9,972,779)	10,000,000	9,904,743

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	122,707,689	122,732,231
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	17,458,093	17,459,839
TOTAL MONEY MARKET FUNDS (Cost $140,191,435)		140,192,070

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $8,541,403,033)	7,465,765,305
NET OTHER ASSETS (LIABILITIES) - 0.1%	8,017,253
NET ASSETS - 100.0%	7,473,782,558

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	1,155	Dec 2022	101,403,225	1,040,867	1,040,867
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,016	Dec 2022	43,362,880	(2,506,039)	(2,506,039)
TME S&P/TSX 60 Index Contracts (Canada)	79	Dec 2022	13,657,342	337,572	337,572

TOTAL FUTURES CONTRACTS					(1,127,600)
The notional amount of futures purchased as a percentage of Net Assets is 2.2%

Currency Abbreviations
INR	-	Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $170,577,240 or 2.3% of net assets.

(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $9,730,420.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	154,057,509	1,842,172,834	1,873,498,113	2,023,004	-	1	122,732,231	0.2%
Fidelity Securities Lending Cash Central Fund 3.10%	35,881,913	332,578,045	351,000,119	590,267	-	-	17,459,839	0.0%
Total	189,939,422	2,174,750,879	2,224,498,232	2,613,271	-	1	140,192,070

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	415,291,413	168,275,411	246,277,980	738,022
Consumer Discretionary	783,598,046	336,774,820	446,769,188	54,038
Consumer Staples	663,513,353	289,550,472	373,931,852	31,029
Energy	484,891,344	271,986,496	211,942,995	961,853
Financials	1,531,128,495	990,942,228	539,858,290	327,977
Health Care	730,794,605	238,049,395	492,745,210	-
Industrials	912,162,624	517,316,821	394,845,803	-
Information Technology	796,175,732	441,576,403	354,599,329	-
Materials	594,383,851	382,838,150	210,899,658	646,043
Real Estate	159,821,798	132,903,915	26,822,570	95,313
Utilities	243,895,983	142,068,321	101,725,101	102,561

Corporate Bonds	11,248	-	11,248	-

Government Obligations	9,904,743	-	9,904,743	-

Money Market Funds	140,192,070	140,192,070	-	-
Total Investments in Securities:	7,465,765,305	4,052,474,502	3,410,333,967	2,956,836
Derivative Instruments:

Assets
Futures Contracts	1,378,439	1,378,439	-	-
Total Assets	1,378,439	1,378,439	-	-

Liabilities
Futures Contracts	(2,506,039)	(2,506,039)	-	-
Total Liabilities	(2,506,039)	(2,506,039)	-	-
Total Derivative Instruments:	(1,127,600)	(1,127,600)	-	-

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$1,149,714
Net Realized Gain (Loss) on Investment Securities	(1,384,995)
Net Unrealized Gain (Loss) on Investment Securities	(103,152,210)
Cost of Purchases	4,772,944
Proceeds of Sales	(1,890,912)
Amortization/Accretion	-
Transfers into Level 3	103,462,295
Transfers out of Level 3	-
Ending Balance	$2,956,836
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(103,593,894)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,378,439	(2,506,039)
Total Equity Risk	1,378,439	(2,506,039)
Total Value of Derivatives	1,378,439	(2,506,039)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Global ex U.S. Index Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $16,124,708) - See accompanying schedule:
Unaffiliated issuers (cost $8,401,211,598)	$7,325,573,235
Fidelity Central Funds (cost $140,191,435)	140,192,070

Total Investment in Securities (cost $8,541,403,033)		$7,465,765,305
Segregated cash with brokers for derivative instruments		90
Foreign currency held at value (cost $11,037,116)		10,933,878
Receivable for investments sold		1,160,446
Receivable for fund shares sold		7,964,495
Dividends receivable		14,629,341
Reclaims receivable		16,279,408
Interest receivable		43
Distributions receivable from Fidelity Central Funds		327,574
Other receivables		16,545
Total assets		7,517,077,125
Liabilities
Payable for investments purchased	18,282
Payable for fund shares redeemed	13,987,538
Accrued management fee	338,181
Payable for daily variation margin on futures contracts	1,107,434
Other payables and accrued expenses	10,384,696
Collateral on securities loaned	17,458,436
Total Liabilities		43,294,567
Net Assets		$7,473,782,558
Net Assets consist of:
Paid in capital		$8,876,341,526
Total accumulated earnings (loss)		(1,402,558,968)
Net Assets		$7,473,782,558
Net Asset Value , offering price and redemption price per share ($7,473,782,558 ÷ 644,453,048 shares)		$11.60

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$269,917,552
Non-Cash dividends		18,846,609
Interest		86,293
Income from Fidelity Central Funds (including $590,267 from security lending)		2,613,271
Income before foreign taxes withheld		291,463,725
Less foreign taxes withheld		(25,558,877)
Total Income		265,904,848
Expenses
Management fee	$4,674,737
Independent trustees' fees and expenses	28,359
Total expenses before reductions	4,703,096
Expense reductions	(935)
Total expenses after reductions		4,702,161
Net Investment income (loss)		261,202,687
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $794,127)	33,157,913
Foreign currency transactions	(3,940,160)
Futures contracts	(71,227,493)
Total net realized gain (loss)		(42,009,740)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,202,494)	(2,575,410,085)
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(2,517,992)
Futures contracts	(2,526,756)
Total change in net unrealized appreciation (depreciation)		(2,580,454,832)
Net gain (loss)		(2,622,464,572)
Net increase (decrease) in net assets resulting from operations		$(2,361,261,885)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$261,202,687	$195,437,644
Net realized gain (loss)	(42,009,740)	(26,281,392)
Change in net unrealized appreciation (depreciation)	(2,580,454,832)	1,519,342,124
Net increase (decrease) in net assets resulting from operations	(2,361,261,885)	1,688,498,376
Distributions to shareholders	(232,318,373)	(113,745,928)
Share transactions
Proceeds from sales of shares	3,351,217,856	3,700,740,156
Reinvestment of distributions	222,581,907	108,447,495
Cost of shares redeemed	(2,638,924,650)	(1,873,018,145)
Net increase (decrease) in net assets resulting from share transactions	934,875,113	1,936,169,506
Total increase (decrease) in net assets	(1,658,705,145)	3,510,921,954

Net Assets
Beginning of period	9,132,487,703	5,621,565,749
End of period	$7,473,782,558	$9,132,487,703

Other Information
Shares
Sold	247,319,236	240,549,523
Issued in reinvestment of distributions	15,064,264	7,610,351
Redeemed	(196,149,020)	(122,263,327)
Net increase (decrease)	66,234,480	125,896,547

Financial Highlights
Fidelity® Global ex U.S. Index Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.79	$12.43	$13.09	$12.07	$13.50
Income from Investment Operations
Net investment income (loss) A,B	.42	.38	.29	.41	.38
Net realized and unrealized gain (loss)	(4.21)	3.23	(.57)	.91	(1.50)
Total from investment operations	(3.79)	3.61	(.28)	1.32	(1.12)
Distributions from net investment income	(.40)	(.25)	(.38)	(.30)	(.28)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.40)	(.25)	(.38)	(.30)	(.31)
Net asset value, end of period	$11.60	$15.79	$12.43	$13.09	$12.07
Total Return C	(24.56)%	29.25%	(2.25)%	11.28%	(8.47)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.06%	.05% F	.06%	.06%	.06%
Expenses net of fee waivers, if any	.06%	.05% F	.06%	.06%	.06%
Expenses net of all reductions	.06%	.05% F	.06%	.06%	.06%
Net investment income (loss)	3.06%	2.46%	2.37%	3.32%	2.91%
Supplemental Data
Net assets, end of period (000 omitted)	$7,473,783	$9,132,488	$5,621,566	$5,343,395	$2,879,110
Portfolio turnover rate G	5% H	5% H	5%	5% H	19% H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F The size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Emerging Markets Index Fund and   Fidelity Global ex U.S. Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable. Fidelity Global ex U.S. Index Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Emerging Markets Index Fund	$6,529,461,712	$687,398,725	$(2,016,069,053)	$(1,328,670,328)
Fidelity Global ex U.S. Index Fund	8,640,290,116	789,207,799	(1,963,395,038)	(1,174,187,239)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Emerging Markets Index Fund	$115,773,997	$(482,439,502)	$(1,328,955,716)
Fidelity Global ex U.S. Index Fund	178,852,513	(394,392,523)	(1,176,634,264)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Emerging Markets Index Fund	$(132,849,320)	$(349,590,182)	$(482,439,502)
Fidelity Global ex U.S. Index Fund	(73,644,327)	(320,748,196)	(394,392,523)

The tax character of distributions paid was as follows:

October 31, 2022
	Ordinary Income	Total
Fidelity Emerging Markets Index Fund	$141,768,973	$141,768,973
Fidelity Global ex U.S. Index Fund	232,318,373	232,318,373

October 31, 2021
	Ordinary Income	Total
Fidelity Emerging Markets Index Fund	$60,657,681	$60,657,681
Fidelity Global ex U.S. Index Fund	113,745,928	113,745,928

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Index Fund	2,129,712,861	508,329,060
Fidelity Global ex U.S. Index Fund	2,026,305,817	450,657,992

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Global ex U.S. Index Fund	62,225,242	197,626,769	805,816,881

6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is based on an annual rate of .075% and .055% of average net assets for Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund, respectively. The management fee is reduced by an amount equal to the fees and expenses paid by each Fund to the independent Trustees. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Under the expense contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, as necessary so that the total expenses do not exceed .075%, and .055% of average net assets for Fidelity Emerging Markets Index Fund and Fidelity Global Ex-U.S. Index Fund, respectively. These expense contracts will remain in place through December 31, 2023.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding is presented in the table below. Interest expense on borrowings is paid by the investment adviser under the Expense Contract.

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Index Fund	Borrower	$21,143,350	2.67%	$31,400

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Global ex U.S. Index Fund	1,703,066	26,142,058
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Index Fund	$56,314	$-	$-
Fidelity Global ex U.S. Index Fund	$62,191	$1	$-
9. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Emerging Markets Index Fund	$102,851
Fidelity Global ex U.S. Index Fund	935
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Multi-Asset Index Fund
Fidelity Emerging Markets Index Fund	13%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund (the "Funds"), each a fund of Fidelity Salem Street Trust, including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® Emerging Markets Index Fund	.07%
Actual		$ 1,000	$ 812.90	$ .32
Hypothetical- B		$ 1,000	$ 1,024.85	$ .36

Fidelity® Global ex U.S. Index Fund	.05%
Actual		$ 1,000	$ 863.70	$ .23
Hypothetical- B		$ 1,000	$ 1,024.95	$ .26

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Emerging Markets Index Fund
December, 2021	45%
Fidelity Global ex U.S. Index Fund
December 6, 2021	74%
December 29, 2021	77%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Index Fund	12/06/2021	$0.2813	$0.0259
Fidelity Global ex U.S. Index Fund	12/06/2021	$0.4278	$0.0428
Fidelity Global ex U.S. Index Fund	12/29/2021	$0.0081	$0.0000

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Index Fund
Fidelity Global ex U.S. Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. The Board also considered the steps Fidelity and Geode had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.
The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and its benchmark index for the most recent one-, three-, and five-year periods. No performance peer group information was considered by the Board as Fidelity advised the Board that the peer groups, which are created by a third-party provider, include a number of actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered each fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparisons of management fees and total expense ratios by broadening the competitive group used for such comparisons.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Emerging Markets Index Fund

The Board considered that (i) effective August 1, 2017, the fund's management fee rate was reduced from 0.09% to 0.08%, and (ii) effective August 1, 2019, the fund's management fee rate was further reduced from 0.08% to 0.075%. The Board considered that the chart below reflects the fund's lower management fee rates for 2017 and 2019 (as well as the 2019 reduction in 2018), as if the lower fee rates were in effect for the entire year.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Fidelity Global ex U.S. Index Fund

The Board considered that, effective August 1, 2019, the fund's management fee rate was reduced from 0.06% to 0.055%. The Board considered that the chart below reflects the fund's lower management fee rate for 2019 (as well as the 2019 reduction in 2018), as if the lower fee rate were in effect for the entire year.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

At its September 2022 meeting, the Board also approved an amendment to the Global ex U.S. Index Fund's sub-advisory agreement with Geode (effective October 1, 2022) that reduced the sub-advisory fee rate that FMR pays to Geode.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of each fund's total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that each fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for 2021.

The Board considered that current contractual arrangements for the funds oblige FMR to pay all expenses of each fund to the extent necessary to limit total operating expenses, with certain exceptions, to 0.075% for Fidelity Emerging Markets Index Fund and 0.055% for Fidelity Global ex U.S. Index Fund. These contractual arrangements terminate on December 31, 2023 and may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board.

Fees Charged to Other Clients . The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with each fund.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.929368.111
EMX-I-GUX-I-ANN-1222
Fidelity® SAI International Index Fund

Annual Report
October 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI International Index Fund	-23.00%	-0.04%	3.39%

A     From January 05, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Index Fund, on January 05, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
$9,300
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$12,554 Fidelity® SAI International Index Fund
$12,788 MSCI EAFE Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).

Comments from the Geode Capital Management, LLC, passive equity index team:

For the fiscal year ending October 31, 2022, the fund returned -23.00%, roughly in line with the -22.84% result of the benchmark MSCI EAFE Index (Net MA). (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) By region, Europe ex U.K. returned -25.71% and detracted most, followed by Japan (-24.43%). By sector, stocks in the industrials sector returned -27% and detracted most, followed by consumer discretionary, which returned -31%. Financials returned -20% and information technology detracted -36%. Health care (-17%) and consumer staples (-19%) hampered results. Other notable detractors included the materials (-20%) and communication services (-23%) sectors. Real estate (-31%) and utilities (-21%) also hurt. In contrast, energy gained 16% and contributed most. Turning to individual stocks, the biggest individual detractor was ASML Holding (-41%), from the semiconductors & semiconductor equipment group, followed by Sony (-41%), which is in the consumer durables & apparel category. Within food, beverage & tobacco, Nestle returned -16% and hurt. Other detractors were Sea (-85%), a stock in the media & entertainment industry, and Recruit Holdings (-53%), from the commercial & professional services segment. Conversely, the biggest individual contributor was Shell (+25%), from the energy sector. Also in energy, BP (+20%) and TotalEnergies (+14%) helped. British American Tobacco, within the food, beverage & tobacco group, advanced 21% and lifted the fund. Another contributor was Daiichi (+28%), a stock in the pharmaceuticals, biotechnology & life sciences segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.8
Shell PLC (London) (United Kingdom, Oil, Gas & Consumable Fuels)	1.6
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.5
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.4
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.4
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.3
Novartis AG (Switzerland, Pharmaceuticals)	1.3
Toyota Motor Corp. (Japan, Automobiles)	1.1
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	1.0
14.7

Market Sectors (% of Fund's net assets)

Financials	17.2
Industrials	14.9
Health Care	14.1
Consumer Discretionary	10.9
Consumer Staples	10.3
Information Technology	8.3
Materials	7.7
Energy	5.1
Communication Services	4.5
Utilities	3.5
Real Estate	1.8

Asset Allocation (% of Fund's net assets)

Foreign investments - 98.2%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
Australia - 7.7%
Ampol Ltd.	57,382	999,461
APA Group unit	284,909	1,915,364
Aristocrat Leisure Ltd.	145,615	3,452,797
ASX Ltd.	46,721	2,023,220
Aurizon Holdings Ltd.	443,148	1,026,124
Australia & New Zealand Banking Group Ltd.	720,594	11,806,024
BHP Group Ltd.	1,224,495	29,262,154
BlueScope Steel Ltd.	113,969	1,146,721
Brambles Ltd.	350,831	2,621,098
Cochlear Ltd.	15,855	2,025,389
Coles Group Ltd.	323,066	3,374,581
Commonwealth Bank of Australia	412,810	27,641,164
Computershare Ltd.	132,785	2,146,331
CSL Ltd.	116,557	20,911,379
Dexus unit	258,397	1,282,601
Dominos Pizza Enterprises Ltd.	14,436	588,667
Endeavour Group Ltd.	327,604	1,498,296
Evolution Mining Ltd.	447,056	594,795
Fortescue Metals Group Ltd.	409,123	3,854,350
Goodman Group unit	406,377	4,418,964
IDP Education Ltd.	50,913	963,643
Insurance Australia Group Ltd.	595,136	1,865,326
Lendlease Group unit	166,379	924,827
Macquarie Group Ltd.	88,099	9,551,753
Medibank Private Ltd.	671,680	1,207,289
Mineral Resources Ltd.	41,617	1,946,744
Mirvac Group unit	948,519	1,255,911
National Australia Bank Ltd.	776,372	16,126,836
Newcrest Mining Ltd.	218,319	2,417,944
Northern Star Resources Ltd.	284,165	1,588,636
Orica Ltd.	108,328	961,773
Origin Energy Ltd.	424,564	1,512,658
Qantas Airways Ltd. (a)	225,396	841,979
QBE Insurance Group Ltd.	358,337	2,805,534
Ramsay Health Care Ltd.	44,741	1,676,190
REA Group Ltd.	12,698	987,588
Reece Ltd.	55,143	547,778
Rio Tinto Ltd.	89,603	5,055,144
Santos Ltd.	777,297	3,794,499
Scentre Group unit	1,251,710	2,321,903
SEEK Ltd.	80,343	1,109,540
Sonic Healthcare Ltd.	110,092	2,307,675
South32 Ltd.	1,134,081	2,601,887
Stockland Corp. Ltd. unit	575,702	1,325,692
Suncorp Group Ltd.	304,641	2,223,394
Telstra Group Ltd.	992,480	2,488,572
The GPT Group unit	460,481	1,269,496
The Lottery Corp. Ltd. (a)	537,522	1,475,013
Transurban Group unit	742,899	6,301,090
Treasury Wine Estates Ltd.	173,697	1,438,813
Vicinity Centres unit	943,723	1,174,104
Washington H. Soul Pattinson & Co. Ltd.	52,367	935,894
Wesfarmers Ltd.	273,770	7,944,544
Westpac Banking Corp.	846,805	13,059,394
WiseTech Global Ltd.	35,815	1,332,391
Woodside Energy Group Ltd.	459,194	10,568,169
Woolworths Group Ltd.	293,750	6,204,365
TOTAL AUSTRALIA		244,703,468
Austria - 0.2%
Erste Group Bank AG	82,888	2,042,770
OMV AG	35,546	1,638,386
Verbund AG	16,460	1,289,128
Voestalpine AG	27,657	600,758
TOTAL AUSTRIA		5,571,042
Bailiwick of Jersey - 0.9%
Experian PLC	222,724	7,101,616
Ferguson PLC	51,786	5,647,816
Glencore PLC	2,383,432	13,664,391
WPP PLC	262,754	2,312,275
TOTAL BAILIWICK OF JERSEY		28,726,098
Belgium - 0.8%
Ageas	38,840	1,344,579
Anheuser-Busch InBev SA NV	210,202	10,514,391
D'ieteren Group	6,007	999,099
ELIA GROUP SA/NV	7,987	1,009,534
Groupe Bruxelles Lambert SA	23,942	1,765,087
KBC Group NV	60,319	3,022,932
Proximus	36,130	378,835
Sofina SA	3,704	722,944
Solvay SA Class A	17,823	1,607,063
UCB SA	30,575	2,306,066
Umicore SA	50,553	1,666,526
Warehouses de Pauw	39,072	1,003,163
TOTAL BELGIUM		26,340,219
Bermuda - 0.1%
CK Infrastructure Holdings Ltd.	153,500	729,402
Hongkong Land Holdings Ltd.	272,920	1,050,742
Jardine Matheson Holdings Ltd.	38,461	1,769,975
TOTAL BERMUDA		3,550,119
Cayman Islands - 0.6%
Budweiser Brewing Co. APAC Ltd. (b)	419,900	883,702
Chow Tai Fook Jewellery Group Ltd.	487,800	835,201
CK Asset Holdings Ltd.	484,925	2,681,106
CK Hutchison Holdings Ltd.	647,500	3,223,147
ESR Group Ltd. (b)	484,000	826,228
Futu Holdings Ltd. ADR (a)	14,305	484,367
Grab Holdings Ltd. (a)	317,331	825,061
Sands China Ltd. (a)	592,000	1,033,218
Sea Ltd. ADR (a)	87,257	4,334,928
SITC International Holdings Co. Ltd.	327,000	535,721
WH Group Ltd. (b)	1,997,500	1,010,246
Wharf Real Estate Investment Co. Ltd.	403,000	1,588,969
Xinyi Glass Holdings Ltd.	436,000	560,993
TOTAL CAYMAN ISLANDS		18,822,887
Denmark - 2.7%
A.P. Moller - Maersk A/S:
Series A	742	1,485,123
Series B	1,224	2,557,147
Carlsberg A/S Series B	23,567	2,774,913
Chr. Hansen Holding A/S	25,505	1,416,575
Coloplast A/S Series B	28,718	3,201,201
Danske Bank A/S	166,400	2,685,616
Demant A/S (a)	22,115	604,367
DSV A/S	45,281	6,130,181
Genmab A/S (a)	15,902	6,125,573
GN Store Nord A/S	31,193	663,249
Novo Nordisk A/S Series B	400,550	43,552,306
Novozymes A/S Series B	49,454	2,597,315
ORSTED A/S (b)	45,750	3,774,638
Pandora A/S	21,778	1,147,823
Rockwool International A/S Series B	2,112	420,477
Tryg A/S	87,922	1,902,723
Vestas Wind Systems A/S	244,114	4,812,382
TOTAL DENMARK		85,851,609
Finland - 1.2%
Elisa Corp. (A Shares)	34,382	1,661,865
Fortum Corp.	108,324	1,524,944
Kesko Oyj	65,792	1,280,873
Kone OYJ (B Shares)	83,073	3,401,491
Neste OYJ	102,358	4,485,226
Nokia Corp.	1,308,664	5,815,596
Nordea Bank ABP	825,117	7,885,587
Orion Oyj (B Shares)	25,760	1,185,038
Sampo Oyj (A Shares)	115,973	5,304,166
Stora Enso Oyj (R Shares)	132,999	1,733,644
UPM-Kymmene Corp.	129,122	4,327,079
Wartsila Corp.	112,813	769,263
TOTAL FINLAND		39,374,772
France - 10.7%
Accor SA (a)	41,512	994,688
Aeroports de Paris SA (a)	7,144	967,581
Air Liquide SA	126,543	16,553,566
Alstom SA	76,328	1,570,925
Amundi SA (b)	14,508	685,047
Arkema SA	14,277	1,130,433
AXA SA	452,018	11,162,543
bioMerieux SA	10,096	893,374
BNP Paribas SA	268,490	12,590,549
Bollore SA	212,766	1,064,997
Bouygues SA	55,974	1,597,004
Bureau Veritas SA	71,216	1,764,407
Capgemini SA	39,582	6,487,128
Carrefour SA	147,508	2,374,208
Compagnie de St. Gobain	120,183	4,913,198
Compagnie Generale des Etablissements Michelin SCA Series B	163,783	4,173,856
Covivio	11,296	605,049
Credit Agricole SA	295,794	2,683,935
Danone SA	155,314	7,719,031
Dassault Aviation SA	5,999	891,648
Dassault Systemes SA	161,012	5,396,925
Edenred SA	60,335	3,098,170
Eiffage SA	20,139	1,821,863
Electricite de France SA	136,711	1,614,501
Engie SA	441,899	5,741,755
EssilorLuxottica SA	69,562	11,023,204
Eurazeo SA	10,374	592,572
Gecina SA	11,024	983,226
Getlink SE	106,011	1,679,389
Hermes International SCA	7,662	9,923,069
Ipsen SA	9,109	936,205
Kering SA	18,096	8,287,268
Klepierre SA	52,472	1,055,258
L'Oreal SA	58,396	18,336,601
La Francaise des Jeux SAEM (b)	25,330	826,068
Legrand SA	64,557	4,919,547
LVMH Moet Hennessy Louis Vuitton SE	67,182	42,391,499
Orange SA	482,342	4,595,714
Pernod Ricard SA	50,698	8,903,178
Publicis Groupe SA	54,967	3,078,394
Remy Cointreau SA	5,539	849,004
Renault SA (a)	46,881	1,444,111
Safran SA	82,628	9,202,279
Sanofi SA	275,506	23,709,458
Sartorius Stedim Biotech	6,683	2,121,357
Schneider Electric SA	131,204	16,591,588
SEB SA	5,978	389,321
Societe Generale Series A	194,327	4,457,286
Sodexo SA	21,353	1,893,703
Teleperformance	14,203	3,807,998
Thales SA	25,748	3,273,559
TotalEnergies SE	599,695	32,715,381
Ubisoft Entertainment SA (a)	22,897	628,378
Valeo SA	50,288	829,445
Veolia Environnement SA	160,635	3,584,734
VINCI SA	129,238	11,894,681
Vivendi SA	175,740	1,438,429
Wendel SA	6,303	493,955
Worldline SA (a)(b)	57,641	2,515,828
TOTAL FRANCE		337,868,068
Germany - 7.2%
adidas AG	41,714	4,071,917
Allianz SE	98,815	17,777,265
BASF AG	221,927	9,958,015
Bayer AG	237,611	12,493,842
Bayerische Motoren Werke AG (BMW)	80,183	6,293,719
Bechtle AG	19,573	677,006
Beiersdorf AG	24,632	2,364,554
Brenntag SE	37,231	2,259,041
Carl Zeiss Meditec AG	9,689	1,173,435
Commerzbank AG (a)	259,624	2,077,218
Continental AG	26,829	1,389,627
Covestro AG (b)	47,120	1,599,537
Daimler Truck Holding AG (a)	109,190	2,913,489
Delivery Hero AG (a)(b)	39,899	1,313,033
Deutsche Bank AG	505,000	4,820,980
Deutsche Borse AG	45,970	7,475,631
Deutsche Lufthansa AG (a)	145,785	996,734
Deutsche Post AG	239,536	8,467,556
Deutsche Telekom AG	784,268	14,803,450
E.ON SE	543,108	4,547,983
Evonik Industries AG	51,144	942,881
Fresenius Medical Care AG & Co. KGaA	50,023	1,383,666
Fresenius SE & Co. KGaA	101,132	2,327,367
GEA Group AG	36,101	1,262,959
Hannover Reuck SE	14,576	2,373,900
HeidelbergCement AG	35,320	1,624,254
HelloFresh AG (a)	40,302	806,924
Henkel AG & Co. KGaA	25,025	1,469,095
Infineon Technologies AG	315,686	7,660,273
KION Group AG	17,141	380,021
Knorr-Bremse AG	17,420	784,262
LEG Immobilien AG	17,765	1,160,820
Mercedes-Benz Group AG (Germany)	193,846	11,220,115
Merck KGaA	31,272	5,096,246
MTU Aero Engines AG	12,844	2,300,621
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	33,881	8,943,773
Nemetschek SE	13,817	660,339
Puma AG	25,749	1,140,255
Rational AG	1,248	704,235
Rheinmetall AG	10,624	1,727,113
RWE AG	155,274	5,982,997
SAP SE	252,471	24,301,060
Scout24 AG (b)	19,227	985,776
Siemens AG	184,981	20,201,596
Siemens Energy AG (c)	106,334	1,241,574
Siemens Healthineers AG (b)	68,154	3,122,311
Symrise AG	32,083	3,274,794
Telefonica Deutschland Holding AG	253,914	553,553
Uniper SE (c)	21,551	64,575
United Internet AG	22,832	427,018
Volkswagen AG	6,638	1,134,647
Vonovia SE	172,993	3,824,982
Zalando SE (a)(b)	54,321	1,252,001
TOTAL GERMANY		227,810,035
Hong Kong - 1.9%
AIA Group Ltd.	2,913,600	22,069,920
BOC Hong Kong (Holdings) Ltd.	893,000	2,775,818
CLP Holdings Ltd.	397,500	2,667,943
Galaxy Entertainment Group Ltd.	532,000	2,429,688
Hang Lung Properties Ltd.	487,000	612,628
Hang Seng Bank Ltd.	184,500	2,597,353
Henderson Land Development Co. Ltd.	351,021	859,391
Hong Kong & China Gas Co. Ltd.	2,705,074	2,084,989
Hong Kong Exchanges and Clearing Ltd.	291,160	7,728,440
Link (REIT)	509,639	3,012,523
MTR Corp. Ltd.	375,935	1,654,667
New World Development Co. Ltd.	362,845	742,363
Power Assets Holdings Ltd.	335,500	1,604,916
Sino Land Ltd.	837,080	894,702
Sun Hung Kai Properties Ltd.	351,000	3,771,959
Swire Pacific Ltd. (A Shares)	121,500	804,103
Swire Properties Ltd.	285,400	548,283
Techtronic Industries Co. Ltd.	336,000	3,181,506
TOTAL HONG KONG		60,041,192
Ireland - 0.7%
CRH PLC	184,442	6,643,206
DCC PLC (United Kingdom)	23,700	1,315,471
Flutter Entertainment PLC (Ireland) (a)	40,358	5,340,440
James Hardie Industries PLC CDI	107,552	2,348,181
Kerry Group PLC Class A	38,503	3,348,452
Kingspan Group PLC (Ireland)	37,257	1,881,463
Smurfit Kappa Group PLC	59,604	1,975,039
TOTAL IRELAND		22,852,252
Isle of Man - 0.1%
Entain PLC	141,718	2,050,175
Israel - 0.8%
Azrieli Group	10,351	767,782
Bank Hapoalim BM (Reg.)	306,245	2,955,372
Bank Leumi le-Israel BM	372,507	3,557,927
Bezeq The Israel Telecommunication Corp. Ltd.	494,584	875,920
Check Point Software Technologies Ltd. (a)	25,044	3,236,436
CyberArk Software Ltd. (a)	9,954	1,561,882
Elbit Systems Ltd. (Israel)	6,406	1,296,592
Icl Group Ltd.	172,964	1,562,454
Israel Discount Bank Ltd. (Class A)	296,914	1,690,625
Mizrahi Tefahot Bank Ltd.	37,013	1,400,472
NICE Ltd. (a)	15,309	2,901,889
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	271,303	2,420,023
Tower Semiconductor Ltd. (a)	26,388	1,129,138
Wix.com Ltd. (a)	13,732	1,154,861
ZIM Integrated Shipping Services Ltd. (c)	20,132	472,901
TOTAL ISRAEL		26,984,274
Italy - 1.7%
Amplifon SpA	30,368	754,481
Assicurazioni Generali SpA	268,039	4,022,492
Atlantia SpA	121,027	2,700,679
DiaSorin SpA	6,140	802,777
Enel SpA	1,966,886	8,786,767
Eni SpA	609,842	8,009,503
FinecoBank SpA	146,660	1,976,937
Infrastrutture Wireless Italiane SpA (b)	80,759	712,864
Intesa Sanpaolo SpA	3,980,941	7,589,785
Mediobanca SpA	147,625	1,338,107
Moncler SpA	49,485	2,136,596
Nexi SpA (a)(b)	127,818	1,107,793
Poste Italiane SpA (b)	127,420	1,110,639
Prysmian SpA	61,285	1,998,036
Recordati SpA	25,235	948,411
Snam SpA	487,126	2,166,013
Telecom Italia SpA (a)	2,341,868	458,170
Terna - Rete Elettrica Nazionale	339,858	2,252,980
UniCredit SpA	507,053	6,288,104
TOTAL ITALY		55,161,134
Japan - 21.7%
Advantest Corp.	46,300	2,447,412
AEON Co. Ltd.	157,700	2,944,645
AGC, Inc.	47,230	1,481,744
Aisin Seiki Co. Ltd.	35,990	923,379
Ajinomoto Co., Inc.	111,500	3,071,415
Ana Holdings, Inc. (a)	39,000	758,257
Asahi Group Holdings	110,000	3,080,399
ASAHI INTECC Co. Ltd.	53,000	903,205
Asahi Kasei Corp.	306,800	1,967,176
Astellas Pharma, Inc.	443,300	6,116,736
Azbil Corp.	27,400	745,371
Bandai Namco Holdings, Inc.	48,000	3,177,081
Bridgestone Corp.	139,500	5,045,220
Brother Industries Ltd.	56,500	961,710
Canon, Inc.	241,800	5,125,552
Capcom Co. Ltd.	43,000	1,198,662
Central Japan Railway Co.	35,200	4,075,335
Chiba Bank Ltd.	129,300	706,957
Chubu Electric Power Co., Inc.	157,160	1,279,941
Chugai Pharmaceutical Co. Ltd.	162,200	3,758,476
Concordia Financial Group Ltd.	258,400	787,217
CyberAgent, Inc.	104,800	862,673
Dai Nippon Printing Co. Ltd.	54,120	1,085,712
Dai-ichi Mutual Life Insurance Co.	236,300	3,746,442
Daifuku Co. Ltd.	24,200	1,109,950
Daiichi Sankyo Kabushiki Kaisha	423,800	13,566,163
Daikin Industries Ltd.	60,200	9,017,188
Daito Trust Construction Co. Ltd.	14,900	1,474,017
Daiwa House Industry Co. Ltd.	144,700	2,915,319
Daiwa House REIT Investment Corp.	530	1,069,303
Daiwa Securities Group, Inc.	316,900	1,236,101
DENSO Corp.	104,500	5,184,864
Dentsu Group, Inc.	52,800	1,645,839
Disco Corp.	6,900	1,656,613
East Japan Railway Co.	73,900	3,937,790
Eisai Co. Ltd.	61,700	3,723,702
ENEOS Holdings, Inc.	739,000	2,434,259
FANUC Corp.	46,300	6,058,430
Fast Retailing Co. Ltd.	14,100	7,869,525
Fuji Electric Co. Ltd.	30,300	1,173,731
FUJIFILM Holdings Corp.	87,000	3,989,731
Fujitsu Ltd.	47,500	5,465,280
GLP J-REIT	1,040	1,077,804
GMO Payment Gateway, Inc.	10,100	728,827
Hakuhodo DY Holdings, Inc.	54,100	456,973
Hamamatsu Photonics K.K.	33,500	1,518,477
Hankyu Hanshin Holdings, Inc.	54,900	1,630,072
Hikari Tsushin, Inc.	5,000	604,257
Hirose Electric Co. Ltd.	7,130	925,924
Hitachi Construction Machinery Co. Ltd.	25,400	497,768
Hitachi Ltd.	234,000	10,638,152
Honda Motor Co. Ltd.	393,500	8,972,774
Hoshizaki Corp.	25,700	737,150
Hoya Corp.	88,300	8,239,433
Hulic Co. Ltd.	93,600	679,835
Ibiden Co. Ltd.	26,800	906,581
Idemitsu Kosan Co. Ltd.	51,023	1,115,201
Iida Group Holdings Co. Ltd.	35,900	498,802
INPEX Corp.	250,700	2,530,164
Isuzu Motors Ltd.	142,500	1,671,341
ITO EN Ltd.	12,700	448,401
Itochu Corp.	287,100	7,431,641
ITOCHU Techno-Solutions Corp.	23,400	542,923
Japan Airlines Co. Ltd. (a)	33,400	623,323
Japan Exchange Group, Inc.	120,600	1,584,900
Japan Post Bank Co. Ltd.	100,600	669,787
Japan Post Holdings Co. Ltd.	580,800	3,904,420
Japan Post Insurance Co. Ltd.	48,700	719,553
Japan Real Estate Investment Corp.	304	1,273,694
Japan Retail Fund Investment Corp.	1,705	1,255,573
Japan Tobacco, Inc.	293,200	4,910,348
JFE Holdings, Inc.	116,500	1,067,887
JSR Corp.	44,100	840,508
Kajima Corp.	103,200	972,347
Kakaku.com, Inc.	32,500	551,010
Kansai Electric Power Co., Inc.	171,700	1,301,361
Kao Corp.	114,500	4,276,798
KDDI Corp.	390,000	11,527,219
Keio Corp.	24,600	863,593
Keisei Electric Railway Co.	30,800	818,185
Keyence Corp.	47,000	17,801,809
Kikkoman Corp.	35,500	1,929,049
Kintetsu Group Holdings Co. Ltd.	41,000	1,386,933
Kirin Holdings Co. Ltd.	198,000	2,915,505
Kobayashi Pharmaceutical Co. Ltd.	12,660	672,612
Kobe Bussan Co. Ltd.	36,700	798,443
Koei Tecmo Holdings Co. Ltd.	28,660	433,287
Koito Manufacturing Co. Ltd.	49,700	706,586
Komatsu Ltd.	223,000	4,368,613
Konami Group Corp.	22,300	979,313
Kose Corp.	8,000	800,027
Kubota Corp.	245,700	3,431,158
Kurita Water Industries Ltd.	25,000	917,986
Kyocera Corp.	77,300	3,868,249
Kyowa Hakko Kirin Co., Ltd.	64,800	1,527,449
Lasertec Corp.	18,400	2,585,401
LIXIL Group Corp.	72,600	1,099,046
M3, Inc.	107,800	3,223,234
Makita Corp.	54,620	998,099
Marubeni Corp.	377,700	3,309,749
Mazda Motor Corp.	135,600	912,990
McDonald's Holdings Co. (Japan) Ltd.	21,100	732,210
Meiji Holdings Co. Ltd.	26,600	1,094,805
Minebea Mitsumi, Inc.	86,610	1,283,758
Misumi Group, Inc.	68,350	1,461,737
Mitsubishi Chemical Holdings Corp.	312,300	1,411,593
Mitsubishi Corp.	305,200	8,273,723
Mitsubishi Electric Corp.	466,600	4,105,433
Mitsubishi Estate Co. Ltd.	285,800	3,594,020
Mitsubishi Heavy Industries Ltd.	78,300	2,696,096
Mitsubishi UFJ Financial Group, Inc.	2,887,200	13,638,702
Mitsubishi UFJ Lease & Finance Co. Ltd.	161,000	690,797
Mitsui & Co. Ltd.	341,100	7,554,002
Mitsui Chemicals, Inc.	43,800	811,520
Mitsui Fudosan Co. Ltd.	218,800	4,192,949
Mitsui OSK Lines Ltd.	81,900	1,625,387
Mizuho Financial Group, Inc.	589,320	6,365,029
MonotaRO Co. Ltd.	61,100	931,940
MS&AD Insurance Group Holdings, Inc.	107,400	2,844,081
Murata Manufacturing Co. Ltd.	138,800	6,570,715
NEC Corp.	60,000	1,987,289
Nexon Co. Ltd.	119,210	2,001,865
NGK Insulators Ltd.	55,600	649,499
Nidec Corp.	109,300	6,009,753
Nihon M&A Center Holdings, Inc.	73,900	836,435
Nintendo Co. Ltd.	266,700	10,827,779
Nippon Building Fund, Inc.	369	1,640,331
Nippon Express Holdings, Inc.	18,800	944,457
Nippon Paint Holdings Co. Ltd.	202,400	1,293,117
Nippon Prologis REIT, Inc.	521	1,091,439
Nippon Sanso Holdings Corp.	41,500	662,013
Nippon Shinyaku Co. Ltd.	11,800	653,902
Nippon Steel & Sumitomo Metal Corp.	197,400	2,711,520
Nippon Telegraph & Telephone Corp.	289,000	7,970,825
Nippon Yusen KK	116,200	2,104,902
Nissan Chemical Corp.	30,700	1,383,301
Nissan Motor Co. Ltd.	555,300	1,769,910
Nisshin Seifun Group, Inc.	46,100	498,529
Nissin Food Holdings Co. Ltd.	15,000	971,452
Nitori Holdings Co. Ltd.	19,200	1,739,848
Nitto Denko Corp.	34,800	1,832,503
Nomura Holdings, Inc.	711,300	2,301,738
Nomura Real Estate Holdings, Inc.	28,900	654,013
Nomura Real Estate Master Fund, Inc.	1,035	1,179,814
Nomura Research Institute Ltd.	82,120	1,825,257
NTT Data Corp.	154,200	2,236,857
Obayashi Corp.	158,400	1,017,331
OBIC Co. Ltd.	16,800	2,527,429
Odakyu Electric Railway Co. Ltd.	71,900	855,382
Oji Holdings Corp.	197,900	686,751
Olympus Corp.	298,200	6,297,105
OMRON Corp.	45,300	2,119,149
Ono Pharmaceutical Co. Ltd.	87,300	2,052,529
Open House Group Co. Ltd.	20,000	712,869
Oracle Corp. Japan	9,400	501,940
Oriental Land Co. Ltd.	48,300	6,480,278
ORIX Corp.	287,900	4,230,549
Osaka Gas Co. Ltd.	90,130	1,334,720
Otsuka Corp.	27,800	877,777
Otsuka Holdings Co. Ltd.	94,200	3,019,535
Pan Pacific International Holdings Ltd.	93,000	1,526,702
Panasonic Holdings Corp.	532,200	3,790,656
Persol Holdings Co. Ltd.	43,300	869,524
Rakuten Group, Inc.	206,600	922,338
Recruit Holdings Co. Ltd.	348,500	10,723,752
Renesas Electronics Corp. (a)	285,000	2,384,239
Resona Holdings, Inc.	528,220	1,988,263
Ricoh Co. Ltd.	137,400	1,007,203
ROHM Co. Ltd.	20,900	1,471,623
SBI Holdings, Inc. Japan	58,400	1,055,713
SCSK Corp.	38,100	562,936
Secom Co. Ltd.	50,700	2,888,404
Seiko Epson Corp.	68,200	929,239
Sekisui Chemical Co. Ltd.	88,800	1,110,784
Sekisui House Ltd.	150,600	2,506,708
Seven & i Holdings Co. Ltd.	182,000	6,793,764
SG Holdings Co. Ltd.	70,300	932,322
Sharp Corp.	57,600	345,490
Shimadzu Corp.	56,900	1,501,950
SHIMANO, Inc.	17,800	2,754,430
SHIMIZU Corp.	134,600	672,570
Shin-Etsu Chemical Co. Ltd.	90,600	9,416,054
Shionogi & Co. Ltd.	64,700	3,004,490
Shiseido Co. Ltd.	97,800	3,390,558
Shizuoka Financial Group	108,900	686,965
SMC Corp.	14,000	5,619,632
SoftBank Corp.	694,300	6,848,845
SoftBank Group Corp.	291,400	12,508,701
Sompo Holdings, Inc.	75,400	3,140,336
Sony Group Corp.	305,000	20,567,572
Square Enix Holdings Co. Ltd.	20,900	933,293
Subaru Corp.	150,400	2,342,051
Sumco Corp.	82,700	1,050,609
Sumitomo Chemical Co. Ltd.	363,400	1,224,408
Sumitomo Corp.	275,200	3,498,829
Sumitomo Electric Industries Ltd.	171,000	1,787,108
Sumitomo Metal Mining Co. Ltd.	60,330	1,691,101
Sumitomo Mitsui Financial Group, Inc.	314,600	8,834,461
Sumitomo Mitsui Trust Holdings, Inc.	82,500	2,373,445
Sumitomo Realty & Development Co. Ltd.	74,500	1,711,002
Suntory Beverage & Food Ltd.	33,900	1,135,358
Suzuki Motor Corp.	90,000	3,038,434
Sysmex Corp.	41,000	2,213,578
T&D Holdings, Inc.	129,300	1,275,652
Taisei Corp.	43,400	1,183,544
Takeda Pharmaceutical Co. Ltd.	363,203	9,591,828
TDK Corp.	95,000	2,974,041
Terumo Corp.	155,600	4,734,083
TIS, Inc.	54,400	1,468,886
Tobu Railway Co. Ltd.	44,800	1,036,430
Toho Co. Ltd.	26,770	954,175
Tokio Marine Holdings, Inc.	443,600	8,028,028
Tokyo Electric Power Co., Inc. (a)	372,300	1,214,335
Tokyo Electron Ltd.	36,100	9,497,788
Tokyo Gas Co. Ltd.	95,500	1,706,470
Tokyu Corp.	127,300	1,469,093
Toppan, Inc.	64,000	955,083
Toray Industries, Inc.	339,000	1,651,740
Toshiba Corp.	94,000	3,275,255
Tosoh Corp.	61,290	667,329
Toto Ltd.	33,900	968,930
Toyota Industries Corp.	35,770	1,842,686
Toyota Motor Corp.	2,564,750	35,584,910
Toyota Tsusho Corp.	50,740	1,706,177
Trend Micro, Inc.	32,700	1,651,548
Unicharm Corp.	97,500	2,963,165
USS Co. Ltd.	52,400	791,841
Welcia Holdings Co. Ltd.	23,000	481,052
West Japan Railway Co.	53,600	2,127,130
Yakult Honsha Co. Ltd.	31,300	1,734,504
Yamaha Corp.	33,500	1,266,149
Yamaha Motor Co. Ltd.	72,600	1,498,921
Yamato Holdings Co. Ltd.	71,100	1,053,865
Yaskawa Electric Corp.	57,400	1,594,284
Yokogawa Electric Corp.	54,700	916,357
Z Holdings Corp.	650,100	1,677,752
ZOZO, Inc.	29,600	630,041
TOTAL JAPAN		687,755,767
Luxembourg - 0.2%
ArcelorMittal SA (Netherlands)	126,854	2,840,109
Aroundtown SA	243,665	483,530
Eurofins Scientific SA	32,508	2,081,124
Tenaris SA	115,169	1,802,528
TOTAL LUXEMBOURG		7,207,291
Multi-National - 0.1%
HK Electric Investments & HK Electric Investments Ltd. unit	640,500	407,164
HKT Trust/HKT Ltd. unit	915,000	1,033,938
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)	28,244	1,336,433
TOTAL MULTI-NATIONAL		2,777,535
Netherlands - 5.5%
ABN AMRO Bank NV GDR (b)	103,166	1,015,052
Adyen BV (a)(b)	5,239	7,479,194
AEGON NV	430,659	1,993,590
AerCap Holdings NV (a)	32,997	1,762,370
Airbus Group NV	142,947	15,467,405
Akzo Nobel NV	43,732	2,699,815
Argenx SE (a)	13,304	5,165,286
ASM International NV (Netherlands)	11,443	2,542,161
ASML Holding NV (Netherlands)	98,330	46,125,341
CNH Industrial NV	246,667	3,194,588
Davide Campari Milano NV	125,570	1,128,516
Euronext NV (b)	20,634	1,311,177
EXOR NV	26,126	1,755,693
Ferrari NV (Italy)	30,474	6,008,128
Heineken Holding NV	24,306	1,659,810
Heineken NV (Bearer)	62,684	5,240,755
IMCD NV	13,657	1,772,094
ING Groep NV (Certificaten Van Aandelen)	943,180	9,280,508
JDE Peet's BV	24,521	702,269
Just Eat Takeaway.com NV (a)(b)	44,564	764,723
Koninklijke Ahold Delhaize NV	252,771	7,049,353
Koninklijke DSM NV	42,213	4,965,532
Koninklijke KPN NV	796,654	2,228,326
Koninklijke Philips Electronics NV	216,019	2,740,178
NN Group NV	67,285	2,849,285
OCI NV	25,696	983,258
Prosus NV	200,527	8,671,128
QIAGEN NV (Germany) (a)	54,878	2,369,990
Randstad NV	29,163	1,453,698
Stellantis NV (Italy)	531,098	7,169,555
STMicroelectronics NV (France)	165,222	5,137,405
Universal Music Group NV	175,145	3,439,052
Wolters Kluwer NV	63,528	6,752,155
TOTAL NETHERLANDS		172,877,390
New Zealand - 0.2%
Auckland International Airport Ltd. (a)	300,613	1,345,778
Fisher & Paykel Healthcare Corp.	138,917	1,581,405
Mercury Nz Ltd.	166,385	563,005
Meridian Energy Ltd.	313,040	888,167
Spark New Zealand Ltd.	450,129	1,339,930
Xero Ltd. (a)	32,413	1,618,623
TOTAL NEW ZEALAND		7,336,908
Norway - 0.8%
Adevinta ASA Class B (a)	69,983	479,292
Aker BP ASA	76,242	2,430,380
DNB Bank ASA	224,749	3,975,109
Equinor ASA	236,335	8,610,564
Gjensidige Forsikring ASA	48,484	885,627
Kongsberg Gruppen ASA	21,520	771,281
Mowi ASA	101,161	1,508,733
Norsk Hydro ASA	323,794	2,054,900
Orkla ASA	183,181	1,235,585
Salmar ASA	14,365	486,656
Telenor ASA	168,878	1,534,741
Yara International ASA	40,382	1,802,326
TOTAL NORWAY		25,775,194
Portugal - 0.2%
Energias de Portugal SA	670,711	2,933,023
Galp Energia SGPS SA Class B	122,254	1,241,257
Jeronimo Martins SGPS SA	68,259	1,415,247
TOTAL PORTUGAL		5,589,527
Singapore - 1.3%
CapitaLand Ascendas REIT	819,089	1,515,974
CapitaLand Investment Ltd.	634,465	1,349,067
CapitaMall Trust	1,278,827	1,698,357
City Developments Ltd.	99,800	537,916
DBS Group Holdings Ltd.	437,805	10,577,092
Genting Singapore Ltd.	1,442,900	820,525
Keppel Corp. Ltd.	350,500	1,725,759
Mapletree Logistics Trust (REIT)	798,412	857,295
Mapletree Pan Asia Commercial	560,900	630,002
Oversea-Chinese Banking Corp. Ltd.	818,164	7,010,688
Singapore Airlines Ltd.	326,790	1,214,266
Singapore Exchange Ltd.	206,900	1,230,643
Singapore Technologies Engineering Ltd.	373,500	870,691
Singapore Telecommunications Ltd.	1,992,600	3,519,003
United Overseas Bank Ltd.	284,972	5,588,318
UOL Group Ltd.	111,691	488,392
Venture Corp. Ltd.	66,400	747,211
Wilmar International Ltd.	468,500	1,284,106
TOTAL SINGAPORE		41,665,305
Spain - 2.5%
Acciona SA	6,021	1,083,541
ACS Actividades de Construccion y Servicios SA	55,316	1,418,584
Aena SME SA (a)(b)	18,068	2,123,560
Amadeus IT Holding SA Class A (a)	108,783	5,673,610
Banco Bilbao Vizcaya Argentaria SA	1,629,104	8,404,212
Banco Santander SA (Spain)	4,125,048	10,688,789
CaixaBank SA	1,083,193	3,591,917
Cellnex Telecom SA (b)	131,284	4,296,959
EDP Renovaveis SA	69,672	1,467,265
Enagas SA	59,463	965,317
Endesa SA	77,466	1,292,644
Ferrovial SA	116,628	2,848,016
Grifols SA (a)	72,751	618,738
Iberdrola SA	1,440,945	14,653,373
Industria de Diseno Textil SA	263,469	5,972,962
Naturgy Energy Group SA	35,472	910,033
Red Electrica Corporacion SA	97,912	1,583,797
Repsol SA	350,286	4,765,458
Siemens Gamesa Renewable Energy SA (a)	58,144	1,031,996
Telefonica SA	1,265,083	4,360,991
TOTAL SPAIN		77,751,762
Sweden - 3.2%
Alfa Laval AB	69,936	1,723,507
ASSA ABLOY AB (B Shares)	242,760	4,901,830
Atlas Copco AB:
(A Shares)	646,612	6,901,454
(B Shares)	380,649	3,681,318
Boliden AB	65,837	1,917,652
Electrolux AB (B Shares) (c)	51,957	641,204
Embracer Group AB (a)(c)	161,331	776,906
Epiroc AB:
(A Shares)	158,259	2,422,701
(B Shares)	95,102	1,277,794
EQT AB	72,886	1,436,437
Ericsson (B Shares)	706,505	3,927,705
Essity AB (B Shares)	147,385	3,115,572
Evolution AB (b)	44,689	4,168,711
Fastighets AB Balder (a)	153,890	578,349
Getinge AB (B Shares)	55,787	1,133,303
H&M Hennes & Mauritz AB (B Shares) (c)	178,572	1,798,606
Hexagon AB (B Shares)	470,893	4,655,199
Holmen AB (B Shares)	22,880	830,139
Husqvarna AB (B Shares)	99,420	590,272
Industrivarden AB:
(A Shares)	30,831	698,648
(C Shares)	37,631	845,583
Indutrade AB	65,603	1,148,819
Investment AB Latour (B Shares)	35,426	599,193
Investor AB:
(A Shares)	117,369	1,997,395
(B Shares)	444,205	7,256,169
Kinnevik AB (B Shares) (a)	58,161	719,032
L E Lundbergforetagen AB	18,204	719,178
Lifco AB	55,856	807,143
Nibe Industrier AB (B Shares)	366,495	2,924,339
Sagax AB	45,888	846,176
Sandvik AB	257,380	4,022,012
Securitas AB (B Shares) (c)	118,372	968,529
Skandinaviska Enskilda Banken AB (A Shares)	393,450	4,151,444
Skanska AB (B Shares)	82,002	1,275,943
SKF AB (B Shares)	92,090	1,333,060
Svenska Cellulosa AB SCA (B Shares)	146,543	1,729,391
Svenska Handelsbanken AB (A Shares)	352,487	3,274,969
Swedbank AB (A Shares)	221,328	3,299,569
Swedish Match Co. AB	369,126	3,796,422
Swedish Orphan Biovitrum AB (a)	40,760	750,508
Tele2 AB (B Shares)	138,439	1,134,976
Telia Co. AB	649,714	1,721,590
Volvo AB:
(A Shares)	48,820	833,918
(B Shares)	364,343	5,963,179
Volvo Car AB	145,337	617,220
TOTAL SWEDEN		99,913,064
Switzerland - 10.4%
ABB Ltd. (Reg.)	396,626	11,014,424
Accelleron Industries Ltd. (a)	1,003	17,008
Adecco SA (Reg.)	38,534	1,205,959
Alcon, Inc. (Switzerland)	120,720	7,346,759
Bachem Holding AG (B Shares) (c)	7,944	570,007
Baloise Holdings AG	10,984	1,500,585
Barry Callebaut AG	854	1,615,295
Clariant AG (Reg.)	51,514	828,772
Coca-Cola HBC AG	48,445	1,056,967
Compagnie Financiere Richemont SA Series A	126,204	12,334,366
Credit Suisse Group AG (c)	648,003	2,684,329
Ems-Chemie Holding AG	1,671	1,050,476
Geberit AG (Reg.)	8,620	3,833,311
Givaudan SA	2,230	6,658,711
Holcim AG	133,912	6,083,936
Julius Baer Group Ltd.	53,227	2,553,771
Kuehne & Nagel International AG	13,277	2,829,492
Lindt & Spruengli AG	26	2,526,389
Lindt & Spruengli AG (participation certificate)	261	2,502,222
Logitech International SA (Reg.)	41,457	2,063,845
Lonza Group AG	17,991	9,261,483
Nestle SA (Reg. S)	681,046	74,137,854
Novartis AG	523,387	42,337,175
Partners Group Holding AG	5,473	4,915,780
Roche Holding AG:
(Bearer) (c)	6,575	2,667,164
(participation certificate)	169,814	56,343,978
Schindler Holding AG:
(participation certificate)	9,931	1,619,050
(Reg.)	5,481	862,641
SGS SA (Reg.)	1,557	3,432,425
Sig Group AG	73,842	1,418,805
Sika AG	35,253	7,948,699
Sonova Holding AG	13,119	3,101,081
Straumann Holding AG	27,277	2,595,989
Swatch Group AG (Bearer)	6,912	1,553,192
Swatch Group AG (Bearer) (Reg.)	12,832	536,167
Swiss Life Holding AG	7,597	3,678,819
Swiss Prime Site AG	18,472	1,490,525
Swiss Re Ltd.	72,802	5,408,081
Swisscom AG	6,230	3,075,337
Temenos Group AG	15,241	908,661
UBS Group AG	849,968	13,487,783
VAT Group AG (b)	6,465	1,477,198
Zurich Insurance Group Ltd.	36,376	15,502,504
TOTAL SWITZERLAND		328,037,015
United Kingdom - 14.3%
3i Group PLC	234,988	3,129,659
Abrdn PLC	531,863	969,805
Admiral Group PLC	43,971	1,017,091
Anglo American PLC (United Kingdom)	307,209	9,202,205
Antofagasta PLC	96,177	1,296,527
Ashtead Group PLC	106,958	5,581,004
Associated British Foods PLC	86,887	1,346,687
AstraZeneca PLC (United Kingdom)	374,860	43,983,145
Auto Trader Group PLC (b)	225,996	1,352,763
Aveva Group PLC	29,416	1,052,509
Aviva PLC	683,053	3,276,351
BAE Systems PLC	762,739	7,134,333
Barclays PLC	4,041,550	6,867,620
Barratt Developments PLC	243,834	1,051,678
Berkeley Group Holdings PLC	26,541	1,056,476
BP PLC	4,673,476	25,856,512
British American Tobacco PLC (United Kingdom)	520,726	20,565,278
British Land Co. PLC	214,747	901,109
BT Group PLC	1,676,825	2,496,032
Bunzl PLC	81,393	2,651,832
Burberry Group PLC	96,976	2,018,499
Compass Group PLC	431,408	9,086,240
Croda International PLC	33,660	2,609,447
Diageo PLC	553,535	22,779,358
GSK PLC	983,874	16,116,937
Haleon PLC (a)	1,240,982	3,814,064
Halma PLC	91,577	2,221,184
Hargreaves Lansdown PLC	86,762	759,374
Hikma Pharmaceuticals PLC	39,763	569,547
HSBC Holdings PLC (United Kingdom)	4,862,304	24,953,604
Imperial Brands PLC	220,541	5,372,180
Informa PLC	351,419	2,239,109
InterContinental Hotel Group PLC	44,215	2,375,705
Intertek Group PLC	39,038	1,635,851
J Sainsbury PLC	419,424	934,935
JD Sports Fashion PLC	629,014	702,887
Johnson Matthey PLC	44,219	980,992
Kingfisher PLC	482,995	1,213,493
Land Securities Group PLC	171,800	1,123,803
Legal & General Group PLC	1,440,749	3,854,382
Lloyds Banking Group PLC	16,809,788	8,073,203
London Stock Exchange Group PLC	79,722	6,910,466
M&G PLC	616,448	1,238,563
Melrose Industries PLC	1,066,401	1,429,627
Mondi PLC	117,084	1,963,727
National Grid PLC	882,352	9,613,337
NatWest Group PLC	1,310,000	3,527,419
Next PLC	31,877	1,801,872
NMC Health PLC (a)	55,366	1,107
Ocado Group PLC (a)	140,732	762,950
Pearson PLC	163,760	1,810,060
Persimmon PLC	77,855	1,165,158
Phoenix Group Holdings PLC	182,835	1,137,278
Prudential PLC	664,569	6,173,627
Reckitt Benckiser Group PLC	172,963	11,478,520
RELX PLC (London Stock Exchange)	466,343	12,526,204
Rentokil Initial PLC	612,937	3,824,795
Rio Tinto PLC	271,828	14,206,181
Rolls-Royce Holdings PLC (a)	2,045,406	1,834,450
Sage Group PLC	244,086	2,034,443
Schroders PLC	178,347	801,138
Segro PLC	291,620	2,625,274
Severn Trent PLC	61,159	1,755,533
Shell PLC (London)	1,799,700	49,854,583
Smith & Nephew PLC	213,153	2,518,811
Smiths Group PLC	89,716	1,605,541
Spirax-Sarco Engineering PLC	17,763	2,189,840
SSE PLC	257,926	4,609,366
St. James's Place PLC	130,201	1,590,200
Standard Chartered PLC (United Kingdom)	616,290	3,676,573
Taylor Wimpey PLC	849,755	913,885
Tesco PLC	1,843,923	4,554,277
Unilever PLC	617,417	28,064,294
United Utilities Group PLC	166,587	1,795,175
Vodafone Group PLC	6,455,915	7,536,652
Whitbread PLC	49,266	1,450,002
TOTAL UNITED KINGDOM		453,204,338
United States of America - 0.1%
Coca-Cola European Partners PLC	50,248	2,364,168
TOTAL COMMON STOCKS (Cost $2,714,519,863)		3,097,962,608

Nonconvertible Preferred Stocks - 0.5%
	Shares	Value ($)
Germany - 0.5%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	14,103	1,041,116
Dr. Ing. h.c. F. Porsche AG Series F (a)	27,545	2,817,409
Henkel AG & Co. KGaA	43,298	2,727,714
Porsche Automobil Holding SE (Germany)	37,430	2,091,300
Sartorius AG (non-vtg.)	5,947	2,098,721
Volkswagen AG	45,362	5,806,401

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $17,037,944)		16,582,661

Government Obligations - 0.0%
	Principal Amount (d)	Value ($)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (Cost $1,595,358)	1,600,000	1,584,759

Money Market Funds - 0.8%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (e)	13,898,365	13,901,145
Fidelity Securities Lending Cash Central Fund 3.10% (e)(f)	11,417,855	11,418,997
TOTAL MONEY MARKET FUNDS (Cost $25,320,142)		25,320,142

TOTAL INVESTMENT IN SECURITIES - 99.1% (Cost $2,758,473,307)	3,141,450,170
NET OTHER ASSETS (LIABILITIES) - 0.9%	27,476,028
NET ASSETS - 100.0%	3,168,926,198

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	550	Dec 2022	48,287,250	1,504,021	1,504,021

The notional amount of futures purchased as a percentage of Net Assets is 1.5%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $45,715,048 or 1.4% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	-	1,448,086,963	1,434,185,818	263,735	-	-	13,901,145	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	4,060,855	172,843,114	165,484,972	292,412	-	-	11,418,997	0.0%
Total	4,060,855	1,620,930,077	1,599,670,790	556,147	-	-	25,320,142

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	148,650,134	42,321,447	106,328,687	-
Consumer Discretionary	342,479,923	110,006,287	232,473,636	-
Consumer Staples	335,288,232	85,985,957	249,302,275	-
Energy	163,787,425	24,606,976	139,180,449	-
Financials	551,760,615	248,590,179	303,170,436	-
Health Care	432,342,474	111,210,294	321,132,180	-
Industrials	476,236,179	216,394,917	259,841,262	-
Information Technology	250,702,829	93,898,590	156,804,239	-
Materials	228,045,980	100,187,155	127,858,825	-
Real Estate	81,038,090	65,459,791	15,578,299	-
Utilities	104,213,388	37,638,201	66,575,187	-

Government Obligations	1,584,759	-	1,584,759	-

Money Market Funds	25,320,142	25,320,142	-	-
Total Investments in Securities:	3,141,450,170	1,161,619,936	1,979,830,234	-
Derivative Instruments:

Assets
Futures Contracts	1,504,021	1,504,021	-	-
Total Assets	1,504,021	1,504,021	-	-
Total Derivative Instruments:	1,504,021	1,504,021	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,504,021	0
Total Equity Risk	1,504,021	0
Total Value of Derivatives	1,504,021	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $10,824,884) - See accompanying schedule:
Unaffiliated issuers (cost $2,733,153,165)	$3,116,130,028
Fidelity Central Funds (cost $25,320,142)	25,320,142

Total Investment in Securities (cost $2,758,473,307)		$3,141,450,170
Segregated cash with brokers for derivative instruments		2,566,459
Foreign currency held at value (cost $1,455,588)		1,474,792
Receivable for investments sold		745,115
Receivable for fund shares sold		696,641
Dividends receivable		8,061,368
Reclaims receivable		27,491,555
Distributions receivable from Fidelity Central Funds		50,884
Prepaid expenses		5,691
Receivable from investment adviser for expense reductions		34,967
Total assets		3,182,577,642
Liabilities
Payable for fund shares redeemed	$1,518,818
Accrued management fee	90,180
Payable for daily variation margin on futures contracts	446,001
Other payables and accrued expenses	177,448
Collateral on securities loaned	11,418,997
Total Liabilities		13,651,444
Net Assets		$3,168,926,198
Net Assets consist of:
Paid in capital		$3,778,564,688
Total accumulated earnings (loss)		(609,638,490)
Net Assets		$3,168,926,198
Net Asset Value , offering price and redemption price per share ($3,168,926,198 ÷ 291,190,431 shares)		$10.88

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$158,511,319
Non-Cash dividends		14,048,652
Foreign Tax Reclaims		18,373,901
Interest		40,470
Income from Fidelity Central Funds (including $292,412 from security lending)		556,147
Income before foreign taxes withheld		191,530,489
Less foreign taxes withheld		(26,251,243)
Total Income		165,279,246
Expenses
Management fee	$1,745,577
Custodian fees and expenses	550,465
Independent trustees' fees and expenses	17,095
Registration fees	38,703
Audit	56,388
Legal	7,626
Interest	149,464
Miscellaneous	21,388
Total expenses before reductions	2,586,706
Expense reductions	(675,219)
Total expenses after reductions		1,911,487
Net Investment income (loss)		163,367,759
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(436,035,420)
Foreign currency transactions	(1,793,930)
Futures contracts	(38,480,165)
Total net realized gain (loss)		(476,309,515)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(935,650,006)
Assets and liabilities in foreign currencies	(3,328,241)
Futures contracts	1,181,068
Total change in net unrealized appreciation (depreciation)		(937,797,179)
Net gain (loss)		(1,414,106,694)
Net increase (decrease) in net assets resulting from operations		$(1,250,738,935)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$163,367,759	$130,014,915
Net realized gain (loss)	(476,309,515)	61,887,202
Change in net unrealized appreciation (depreciation)	(937,797,179)	1,021,443,608
Net increase (decrease) in net assets resulting from operations	(1,250,738,935)	1,213,345,725
Distributions to shareholders	(164,779,160)	(79,662,707)
Share transactions
Proceeds from sales of shares	1,319,237,205	2,374,722,124
Reinvestment of distributions	164,400,475	79,438,628
Cost of shares redeemed	(3,151,339,963)	(993,618,213)
Net increase (decrease) in net assets resulting from share transactions	(1,667,702,283)	1,460,542,539
Total increase (decrease) in net assets	(3,083,220,378)	2,594,225,557

Net Assets
Beginning of period	6,252,146,576	3,657,921,019
End of period	$3,168,926,198	$6,252,146,576

Other Information
Shares
Sold	104,093,787	166,626,703
Issued in reinvestment of distributions	12,109,857	6,210,995
Redeemed	(255,655,639)	(73,639,882)
Net increase (decrease)	(139,451,995)	99,197,816

Financial Highlights
Fidelity® SAI International Index Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.52	$11.04	$12.19	$11.27	$12.40
Income from Investment Operations
Net investment income (loss) A,B	.42	.37	.28	.38	.37
Net realized and unrealized gain (loss)	(3.68)	3.36	(1.04)	.85	(1.24)
Total from investment operations	(3.26)	3.73	(.76)	1.23	(.87)
Distributions from net investment income	(.38)	(.25)	(.39)	(.31)	(.20)
Distributions from net realized gain	-	-	-	-	(.06)
Total distributions	(.38)	(.25)	(.39)	(.31)	(.26)
Net asset value, end of period	$10.88	$14.52	$11.04	$12.19	$11.27
Total Return C	(23.00)%	34.09%	(6.51)%	11.36%	(7.14)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.05%	.05%	.05%	.11%	.13%
Expenses net of fee waivers, if any	.04%	.04%	.04%	.05%	.05%
Expenses net of all reductions	.04%	.04%	.04%	.05%	.05%
Net investment income (loss)	3.28%	2.66%	2.51%	3.35%	2.98%
Supplemental Data
Net assets, end of period (000 omitted)	$3,168,926	$6,252,147	$3,657,921	$6,490,033	$7,884,495
Portfolio turnover rate F	20%	10%	16%	4%	7%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity SAI International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   partnerships, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 696,554,729
Gross unrealized depreciation	(342,358,714)
Net unrealized appreciation (depreciation)	$354,196,015
Tax Cost	$2,787,254,155

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$89,739,734
Capital loss carryforward	$(1,050,854,629)
Net unrealized appreciation (depreciation) on securities and other investments	$351,476,405

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(445,039,676)
Long-term	(605,814,953)
Total capital loss carryforward	$(1,050,854,629)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$164,779,160	$ 79,662,707

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Index Fund	961,330,086	2,667,926,615

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .035% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Index Fund	Borrower	$33,631,942	1.76%	$141,159

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI International Index Fund	$8,936

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Index Fund	$31,484	$-	$-

9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Index Fund	$4,881,567	2.04%	$8,305

10. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .035% of average net assets. This reimbursement will remain in place through February 29, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $675,212.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $7.

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® SAI International Index Fund	.04%
Actual		$ 1,000	$ 882.40	$ .19
Hypothetical- B		$ 1,000	$ 1,025.00	$ .20

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 80% and 88% of the dividends distributed December 3, 2021 and December 28, 2021, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3853 and $0.0325 for the dividend paid December 6, 2021.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity and Geode had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.
The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one-, three-, and five-year periods. No performance peer group information was considered by the Board as Fidelity advised the Board that the peer group, which is created by a third-party provider, includes a number of actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board considered that effective August 1, 2019, the fund's management fee rate was reduced from 0.05% to 0.035%. The Board considered that the chart below reflects the fund's lower management fee rate for 2019, as if the lower fee rate were in effect for the entire period.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

At its September 2022 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective October 1, 2022) that reduced the sub-advisory fee rate that FMR pays to Geode.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.035% through February 28, 2023.

Fees Charged to Other Clients . The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9879602.106
SV7-ANN-1222
Fidelity® SAI Emerging Markets Low Volatility Index Fund
Fidelity® SAI International Low Volatility Index Fund
Fidelity® SAI U.S. Low Volatility Index Fund

Annual Report
October 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® SAI International Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® SAI U.S. Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Life of Fund A
Fidelity® SAI Emerging Markets Low Volatility Index Fund	-16.88%	-0.34%

A     From January 30, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Low Volatility Index Fund on January 30, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Emerging Markets Low Volatility Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

14,000
13,000
12,000
11,000
10,000
9,000
$8,000
2019
2020
2021
2022

Period Ending Values

$9,872 Fidelity® SAI Emerging Markets Low Volatility Index Fund

$10,249 Fidelity Emerging Markets Low Volatility Focus Index℠

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year, the fund returned -16.88%, roughly in line with the -16.56% result of the benchmark, the Fidelity Emerging Markets Low Volatility Focus Index.   (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, as well as by required local capital gains tax.)   By sector, stocks in consumer discretionary returned about -37% and hurt most, followed by information technology, which returned -25%. Communication services (-13%) and utilities (-22%) also detracted, as did materials (-32%) and industrials (-37%). Other notable detractors included the energy (-19%), consumer staples (-7%), health care (-9%) and real estate (-10%) sectors. In contrast, financials returned roughly 0% and contributed, driven by the banks industry (+2%). Turning to individual stocks, the biggest individual detractor was Shenzhou International (-67%), from the consumer durables & apparel segment, followed by Li Ning (-53%), which is in the consumer durables & apparel category. Within materials, PhosAgro returned approximately -99% and hurt. Other detractors were NCSoft (-48%), a stock in the media & entertainment industry, and Wipro (-46%), from the software & services group. Conversely, the biggest individual contributor was Alinma Bank (+51%), from the banks industry. Also in banks, Qatar Islamic Bank (+36%) and National Bank of Kuwait (+15%) helped. Power Grid, within the utilities sector, advanced 18% and lifted the fund. Another contributor was Emirates Telecom Group (+4%), a stock in the telecommunication services segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

KT&G Corp. (Korea (South), Tobacco)	1.8
PT Bank Central Asia Tbk (Indonesia, Banks)	1.8
Dr. Reddy's Laboratories Ltd. (India, Pharmaceuticals)	1.7
National Bank of Kuwait (Kuwait, Banks)	1.6
Power Grid Corp. of India Ltd. (India, Electric Utilities)	1.6
Saudi Telecom Co. (Saudi Arabia, Diversified Telecommunication Services)	1.6
Nestle India Ltd. (India, Food Products)	1.6
Alinma Bank (Saudi Arabia, Banks)	1.6
China Shenhua Energy Co. Ltd. (H Shares) (China, Oil, Gas & Consumable Fuels)	1.5
Qatar Islamic Bank (Qatar, Banks)	1.5
16.3

Market Sectors (% of Fund's net assets)

Financials	24.6
Communication Services	14.8
Information Technology	14.7
Consumer Staples	10.8
Consumer Discretionary	8.6
Utilities	7.5
Health Care	7.4
Energy	4.1
Materials	3.7
Industrials	1.5
Real Estate	0.5

Asset Allocation (% of Fund's net assets)

Foreign investments - 97%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.2%
	Shares	Value ($)
Bailiwick of Jersey - 0.9%
WNS Holdings Ltd. sponsored ADR (a)	206,798	17,801,172
Bermuda - 0.6%
China Gas Holdings Ltd.	531,400	471,173
China Resource Gas Group Ltd.	5,040,300	12,906,312
TOTAL BERMUDA		13,377,485
Brazil - 0.8%
Telefonica Brasil SA	2,172,100	17,370,913
Cayman Islands - 6.1%
Anta Sports Products Ltd.	1,651,000	14,512,622
Hansoh Pharmaceutical Group Co. Ltd. (b)	4,854,000	7,494,663
Hengan International Group Co. Ltd.	3,198,000	12,405,534
JD.com, Inc. sponsored ADR	361,487	13,479,850
Kingdee International Software Group Co. Ltd. (a)	1,264,000	2,067,578
Li Ning Co. Ltd.	3,247,500	16,796,736
Shenzhou International Group Holdings Ltd.	1,621,100	11,255,302
Tencent Holdings Ltd.	310,000	8,145,806
Want Want China Holdings Ltd.	27,740,000	18,235,004
ZTO Express, Inc. sponsored ADR	1,270,397	21,457,005
TOTAL CAYMAN ISLANDS		125,850,100
Chile - 0.7%
Banco de Chile	167,966,619	15,361,780
China - 9.7%
Bank of China Ltd. (H Shares)	96,820,000	31,183,537
Bank of Communications Co. Ltd. (H Shares)	55,590,000	27,123,464
CGN Power Co. Ltd. (H Shares) (b)	56,801,000	11,505,429
China Minsheng Banking Corp. Ltd. (H Shares) (c)	35,050,000	10,180,581
China Railway Group Ltd. (H Shares)	22,121,000	9,609,678
China Shenhua Energy Co. Ltd. (H Shares)	12,216,000	32,136,516
China Tower Corp. Ltd. (H Shares) (b)	140,102,000	12,672,211
PetroChina Co. Ltd. (H Shares)	71,808,000	27,443,771
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	39,877,000	18,491,561
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	10,708,800	14,761,068
Sinopharm Group Co. Ltd. (H Shares)	3,168,000	6,037,630
TOTAL CHINA		201,145,446
Hong Kong - 1.1%
China Resources Power Holdings Co. Ltd.	8,107,000	11,794,404
Guangdong Investment Ltd.	16,090,000	10,146,376
TOTAL HONG KONG		21,940,780
India - 15.7%
Cipla Ltd./India	1,680,422	23,698,051
Dr. Reddy's Laboratories Ltd.	638,066	34,343,978
HCL Technologies Ltd.	2,383,454	29,977,448
Hindustan Unilever Ltd.	1,023,802	31,546,409
Infosys Ltd.	1,681,971	31,242,845
Lupin Ltd.	1,095,302	9,248,805
MRF Ltd.	11,556	12,670,977
Nestle India Ltd.	135,672	33,374,525
Power Grid Corp. of India Ltd.	12,193,277	33,605,897
Sun Pharmaceutical Industries Ltd.	928,091	11,401,012
Tata Consultancy Services Ltd.	801,636	30,922,252
Tech Mahindra Ltd.	1,873,055	24,061,448
Wipro Ltd.	4,318,829	20,209,138
TOTAL INDIA		326,302,785
Indonesia - 3.3%
PT Bank Central Asia Tbk	64,957,800	36,648,735
PT Telkom Indonesia Persero Tbk	111,265,000	31,248,876
TOTAL INDONESIA		67,897,611
Korea (South) - 7.7%
Coway Co. Ltd.	251,533	9,745,379
Db Insurance Co. Ltd.	204,711	8,074,734
Hankook Tire Co. Ltd.	361,107	9,247,023
Hyundai Fire & Marine Insurance Co. Ltd.	303,503	7,080,858
Hyundai Mobis	116,367	17,854,702
Kangwon Land, Inc. (a)	517,905	8,345,581
Korea Electric Power Corp. (a)	1,071,785	12,543,013
KT&G Corp.	549,950	36,873,450
NCSOFT Corp.	89,318	24,405,193
Samsung Electronics Co. Ltd.	502,899	20,928,874
Samsung SDS Co. Ltd.	15,831	1,386,427
SK Hynix, Inc.	44,885	2,600,671
TOTAL KOREA (SOUTH)		159,085,905
Kuwait - 3.1%
Boubyan Bank KSC	4,471,075	11,890,159
Mobile Telecommunication Co.	9,948,671	19,232,706
National Bank of Kuwait	9,752,508	33,929,978
TOTAL KUWAIT		65,052,843
Malaysia - 5.3%
Dialog Group Bhd	14,535,300	6,333,062
DiGi.com Bhd	15,551,200	12,465,958
IHH Healthcare Bhd	12,160,400	15,303,380
Malayan Banking Bhd	6,008,116	10,915,761
Nestle (Malaysia) Bhd	165,000	4,641,497
Petronas Gas Bhd	2,060,100	7,450,869
PPB Group Bhd	2,450,800	8,656,591
Public Bank Bhd	22,708,800	21,469,614
Tenaga Nasional Bhd	12,541,000	22,334,014
TOTAL MALAYSIA		109,570,746
Mexico - 0.5%
Gruma S.A.B. de CV Series B	113,455	1,316,073
Kimberly-Clark de Mexico SA de CV Series A	5,136,200	8,103,650
TOTAL MEXICO		9,419,723
Philippines - 2.4%
Bank of the Philippine Islands (BPI)	7,275,310	12,062,880
BDO Unibank, Inc.	7,831,270	17,258,015
Manila Electric Co.	1,106,920	5,753,988
PLDT, Inc.	440,605	12,387,629
SM Prime Holdings, Inc.	5,071,400	2,761,270
TOTAL PHILIPPINES		50,223,782
Qatar - 4.0%
Barwa Real Estate Co. (a)	7,993,431	7,462,804
Masraf al Rayan	2,785,751	2,935,107
Qatar Islamic Bank (a)	4,748,104	31,799,617
Qatar National Bank SAQ (a)	4,858,088	26,599,924
The Commercial Bank of Qatar (a)	7,720,494	13,343,252
TOTAL QATAR		82,140,704
Russia - 0.0%
PhosAgro PJSC (d)	1,400	129
PhosAgro PJSC:
GDR (d)	3,774	77
GDR (Reg. S) (d)	586,072	12,020
TOTAL RUSSIA		12,226
Saudi Arabia - 9.5%
Advanced Polypropylene Co.	712,555	8,400,736
Alinma Bank	3,306,461	32,998,174
Almarai Co. Ltd.	1,355,500	20,309,683
Jarir Marketing Co.	327,888	14,310,823
Mouwasat Medical Services Co.	261,475	15,239,458
Sabic Agriculture-Nutrients Co.	559,958	23,694,514
Saudi Basic Industries Corp.	1,047,607	24,645,968
Saudi Electricity Co.	3,436,027	24,689,686
Saudi Telecom Co.	3,106,615	33,401,351
The Savola Group	11,729	91,458
TOTAL SAUDI ARABIA		197,781,851
Taiwan - 19.0%
ASUSTeK Computer, Inc.	2,583,000	18,899,609
Chang Hwa Commercial Bank	28,964,287	14,906,900
Chicony Electronics Co. Ltd.	3,687,000	9,156,343
Chunghwa Telecom Co. Ltd.	8,440,000	29,071,995
Compal Electronics, Inc.	23,063,000	15,087,409
Far EasTone Telecommunications Co. Ltd.	8,896,000	19,499,820
Formosa Petrochemical Corp.	7,631,000	19,637,037
Formosa Plastics Corp.	7,712,000	19,869,387
Inventec Corp.	17,394,000	13,158,480
Lite-On Technology Corp.	8,903,000	17,665,778
Mega Financial Holding Co. Ltd.	27,730,075	25,706,246
Pou Chen Corp.	4,865,000	4,110,227
President Chain Store Corp.	2,954,000	24,544,925
Quanta Computer, Inc.	12,976,000	27,517,778
Sinopac Financial Holdings Co.	36,999,870	18,468,962
Synnex Technology International Corp.	7,421,000	12,102,207
Taiwan Cooperative Financial Holding Co. Ltd.	31,831,594	24,672,594
Taiwan Mobile Co. Ltd.	9,221,000	27,187,856
The Shanghai Commercial & Savings Bank Ltd.	13,165,000	18,938,922
The Shanghai Commercial & Savings Bank Ltd. rights (a)	965,080	281,260
Uni-President Enterprises Corp.	10,916,000	22,167,731
WPG Holding Co. Ltd.	7,935,000	10,812,403
TOTAL TAIWAN		393,463,869
Thailand - 2.5%
Advanced Info Service PCL (For. Reg.)	5,833,400	29,285,830
Advanced Information Service PCL NVDR	217,600	1,092,433
Bangkok Bank PCL:
(For. Reg.)	2,028,000	7,755,921
NVDR	78,200	299,070
Bangkok Dusit Medical Services PCL:
(For. Reg.)	18,183,900	14,099,752
NVDR	114,800	89,016
TOTAL THAILAND		52,622,022
United Arab Emirates - 4.1%
Abu Dhabi National Oil Co. for Distribution PJSC	15,995,893	19,640,488
Dubai Islamic Bank Pakistan Ltd.	16,136,608	25,568,337
Emirates Telecommunications Corp.	4,428,174	31,103,670
First Abu Dhabi Bank PJSC	1,721,397	8,388,829
TOTAL UNITED ARAB EMIRATES		84,701,324
United States of America - 1.2%
Yum China Holdings, Inc.	591,406	24,454,638
TOTAL COMMON STOCKS (Cost $2,197,866,755)		2,035,577,705

Government Obligations - 0.1%
	Principal Amount (e)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (f) (Cost $1,794,778)	1,800,000	1,782,854

Money Market Funds - 2.1%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	30,180,080	30,186,116
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	12,498,750	12,500,000
TOTAL MONEY MARKET FUNDS (Cost $42,686,116)		42,686,116

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $2,242,347,649)	2,080,046,675
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(8,093,923)
NET ASSETS - 100.0%	2,071,952,752

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	858	Dec 2022	36,619,440	(1,341,259)	(1,341,259)

The notional amount of futures purchased as a percentage of Net Assets is 1.8%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,163,864 or 2.4% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,782,854.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	20,125,016	450,749,312	440,688,212	200,798	-	-	30,186,116	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	21,000,909	56,448,522	64,949,431	4,774	-	-	12,500,000	0.0%
Total	41,125,925	507,197,834	505,637,643	205,572	-	-	42,686,116

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	308,572,247	227,717,941	80,854,306	-
Consumer Discretionary	176,424,348	165,169,046	11,255,302	-
Consumer Staples	222,266,530	222,266,530	-	-
Energy	85,550,386	85,550,386	-	-
Financials	514,334,772	453,549,080	60,785,692	-
Health Care	151,716,813	117,372,835	34,343,978	-
Industrials	31,066,683	31,066,683	-	-
Information Technology	305,597,860	285,388,722	20,209,138	-
Materials	76,622,831	76,610,605	-	12,226
Real Estate	10,224,074	7,462,804	2,761,270	-
Utilities	153,201,161	134,904,160	18,297,001	-

Government Obligations	1,782,854	-	1,782,854	-

Money Market Funds	42,686,116	42,686,116	-	-
Total Investments in Securities:	2,080,046,675	1,849,744,908	230,289,541	12,226
Derivative Instruments:

Liabilities
Futures Contracts	(1,341,259)	(1,341,259)	-	-
Total Liabilities	(1,341,259)	(1,341,259)	-	-
Total Derivative Instruments:	(1,341,259)	(1,341,259)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(1,341,259)
Total Equity Risk	0	(1,341,259)
Total Value of Derivatives	0	(1,341,259)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $7,261,703) - See accompanying schedule:
Unaffiliated issuers (cost $2,199,661,533)	$2,037,360,559
Fidelity Central Funds (cost $42,686,116)	42,686,116

Total Investment in Securities (cost $2,242,347,649)		$2,080,046,675
Segregated cash with brokers for derivative instruments		49,056
Cash		11
Foreign currency held at value (cost $9,697,634)		9,618,347
Receivable for fund shares sold		1,534,684
Dividends receivable		1,377,491
Distributions receivable from Fidelity Central Funds		82,691
Prepaid expenses		2,541
Other receivables		133,186
Total assets		2,092,844,682
Liabilities
Payable for fund shares redeemed	$532,976
Accrued management fee	266,628
Payable for daily variation margin on futures contracts	108,425
Deferred taxes	6,914,515
Other payables and accrued expenses	569,386
Collateral on securities loaned	12,500,000
Total Liabilities		20,891,930
Net Assets		$2,071,952,752
Net Assets consist of:
Paid in capital		$2,235,362,257
Total accumulated earnings (loss)		(163,409,505)
Net Assets		$2,071,952,752
Net Asset Value , offering price and redemption price per share ($2,071,952,752 ÷ 222,999,112 shares)		$9.29

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$74,614,905
Interest		5,854
Income from Fidelity Central Funds (including $4,774 from security lending)		205,572
Income before foreign taxes withheld		74,826,331
Less foreign taxes withheld		(10,078,518)
Total Income		64,747,813
Expenses
Management fee	$2,903,473
Custodian fees and expenses	1,886,227
Independent trustees' fees and expenses	6,241
Registration fees	121,230
Audit	60,213
Legal	1,890
Interest	40,681
Miscellaneous	7,823
Total expenses before reductions	5,027,778
Expense reductions	(143,808)
Total expenses after reductions		4,883,970
Net Investment income (loss)		59,863,843
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $2,601,153)	(1,923,123)
Foreign currency transactions	(1,955,205)
Futures contracts	(2,290,600)
Total net realized gain (loss)		(6,168,928)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $4,933,884)	(411,180,313)
Assets and liabilities in foreign currencies	(41,880)
Futures contracts	(1,285,078)
Total change in net unrealized appreciation (depreciation)		(412,507,271)
Net gain (loss)		(418,676,199)
Net increase (decrease) in net assets resulting from operations		$(358,812,356)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$59,863,843	$38,325,535
Net realized gain (loss)	(6,168,928)	13,133,681
Change in net unrealized appreciation (depreciation)	(412,507,271)	248,534,401
Net increase (decrease) in net assets resulting from operations	(358,812,356)	299,993,617
Distributions to shareholders	(41,568,890)	(24,528,630)
Share transactions
Proceeds from sales of shares	901,012,848	431,880,407
Reinvestment of distributions	41,085,516	24,269,809
Cost of shares redeemed	(262,187,253)	(198,597,781)
Net increase (decrease) in net assets resulting from share transactions	679,911,111	257,552,435
Total increase (decrease) in net assets	279,529,865	533,017,422

Net Assets
Beginning of period	1,792,422,887	1,259,405,465
End of period	$2,071,952,752	$1,792,422,887

Other Information
Shares
Sold	87,667,616	38,702,331
Issued in reinvestment of distributions	3,675,772	2,367,786
Redeemed	(25,061,997)	(18,195,718)
Net increase (decrease)	66,281,391	22,874,399

Financial Highlights
Fidelity® SAI Emerging Markets Low Volatility Index Fund

Years ended October 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$11.44	$9.41	$10.11	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.33	.27	.24	.22
Net realized and unrealized gain (loss)	(2.22)	1.95	(.75)	(.11)
Total from investment operations	(1.89)	2.22	(.51)	.11
Distributions from net investment income	(.26)	(.19)	(.19)	-
Total distributions	(.26)	(.19)	(.19)	-
Net asset value, end of period	$9.29	$11.44	$9.41	$10.11
Total Return D,E	(16.88)%	23.79%	(5.10)%	1.10%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.26%	.23%	.24%	.35% H
Expenses net of fee waivers, if any	.25%	.23%	.24%	.26% H
Expenses net of all reductions	.25%	.23%	.24%	.26% H
Net investment income (loss)	3.09%	2.44%	2.59%	2.90% H
Supplemental Data
Net assets, end of period (000 omitted)	$2,071,953	$1,792,423	$1,259,405	$644,085
Portfolio turnover rate I	21%	28%	30%	75% H

A For the period January 30, 2019 (commencement of operations) through October 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® SAI International Low Volatility Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI International Low Volatility Index Fund	-19.80%	-0.59%	1.22%

A     From May 29, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Low Volatility Index Fund on May 29, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Low Volatility Focus Index℠, Fidelity SAI International Low Volatility Index Fund Linked Index and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

15,000
14,000
13,000
12,000
11,000
10,000
9,000
$8,100
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values

$10,941 Fidelity® SAI International Low Volatility Index Fund

$11,111 Fidelity International Low Volatility Focus Index℠

Fidelity® SAI International Low Volatility Index Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year, the fund returned -19.80%, roughly in line with the -19.44% result of the benchmark, the Fidelity International Low Volatility Focus Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) By region, Europe ex U.K. returned -20% and detracted most, followed by Japan (-18%). By sector, stocks in health care returned about -19% and detracted most, followed by real estate, which returned roughly -28%. Consumer discretionary returned approximately -32%, hampered by the retailing industry (-40%). Industrials (-15%) detracted, especially in the commercial & professional services industry (-16%). Consumer staples returned roughly -15%, held back by the food, beverage & tobacco industry (-15%). Consumer staples returned -16%, hampered by the household & personal products industry (-21%). Other notable detractors included the utilities (-21%) and information technology (-31%) sectors. Materials (-31%) and communication services (-10%) also hurt. Turning to individual stocks, the biggest detractor was Prosus (-51%), from the retailing group, followed by Fujifilm Holdings (-40%), which is in the technology hardware & equipment category. Within consumer durables & apparel, Shimano returned approximately -43% and hurt. Other noteworthy detractors were Hong Kong & China Gas (-48%), a stock in the utilities sector, and Givaudan (-36%), from the materials sector. Conversely, the top contributor was Deutsche Telekom (+7%), from the telecommunication services industry. In utilities, Tokyo Gas (+6%) was helpful, and NTT Data (-9%), from the software & services segment, also contributed. ICA Gruppen, within the food & staples retailing industry, rose roughly 14% and Kintetsu, within the transportation category, gained about 9% and boosted the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI International Low Volatility Index Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2
Novartis AG (Switzerland, Pharmaceuticals)	2.1
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.0
Nestle SA (Reg. S) (Switzerland, Food Products)	2.0
Sanofi SA (France, Pharmaceuticals)	1.9
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	1.9
Diageo PLC (United Kingdom, Beverages)	1.9
Nippon Telegraph & Telephone Corp. (Japan, Diversified Telecommunication Services)	1.9
Wolters Kluwer NV (Netherlands, Professional Services)	1.8
20.0

Market Sectors (% of Fund's net assets)

Health Care	17.3
Consumer Staples	15.8
Industrials	14.9
Financials	12.3
Communication Services	10.0
Utilities	7.5
Real Estate	7.3
Consumer Discretionary	6.2
Materials	4.3
Information Technology	3.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 99.2%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® SAI International Low Volatility Index Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
Australia - 2.0%
ASX Ltd.	1,167,631	50,563,449
CSL Ltd.	174,005	31,218,069
Medibank Private Ltd.	15,030,670	27,016,374
TOTAL AUSTRALIA		108,797,892
Bailiwick of Jersey - 1.5%
Experian PLC	2,656,255	84,695,424
Belgium - 0.9%
Cofinimmo SA	55,215	4,580,835
ELIA GROUP SA/NV (a)	202,456	25,589,867
Warehouses de Pauw	797,396	20,472,931
TOTAL BELGIUM		50,643,633
Bermuda - 1.3%
Jardine Matheson Holdings Ltd.	1,518,176	69,866,460
Cayman Islands - 0.0%
China Huishan Dairy Holdings Co. Ltd. (b)(c)	5,145,000	7
Denmark - 5.8%
Chr. Hansen Holding A/S	620,245	34,449,072
Coloplast A/S Series B	716,409	79,858,243
Novo Nordisk A/S Series B	1,149,305	124,965,380
Novozymes A/S Series B	609,002	31,984,669
Tryg A/S	2,170,667	46,975,466
TOTAL DENMARK		318,232,830
Finland - 0.8%
Elisa Corp. (A Shares)	908,215	43,898,851
France - 5.6%
Air Liquide SA	31,985	4,184,078
Hermes International SCA	15,684	20,312,374
L'Oreal SA	259,910	81,612,882
Orange SA	9,845,030	93,802,611
Sanofi SA	1,248,967	107,483,432
TOTAL FRANCE		307,395,377
Germany - 6.3%
Beiersdorf AG	564,263	54,166,549
Deutsche Borse AG	593,480	96,511,580
Deutsche Telekom AG	3,612,272	68,183,437
Hannover Reuck SE	322,646	52,547,289
Symrise AG	738,428	75,373,236
TOTAL GERMANY		346,782,091
Hong Kong - 5.7%
CLP Holdings Ltd.	10,057,000	67,500,640
Hang Seng Bank Ltd.	4,382,300	61,693,105
Hong Kong & China Gas Co. Ltd.	62,187,015	47,931,868
Link (REIT)	9,170,353	54,206,796
MTR Corp. Ltd.	9,343,871	41,126,769
Power Assets Holdings Ltd.	8,241,500	39,424,474
TOTAL HONG KONG		311,883,652
Ireland - 0.3%
Kerry Group PLC Class A	169,478	14,738,824
Israel - 1.3%
Bank Hapoalim BM (Reg.)	5,587,227	53,918,705
Mizrahi Tefahot Bank Ltd.	501,531	18,976,580
TOTAL ISRAEL		72,895,285
Italy - 0.4%
Recordati SpA	605,578	22,759,527
Japan - 29.5%
Advance Residence Investment Corp.	7,960	18,522,210
Ajinomoto Co., Inc.	3,152,500	86,839,773
Canon, Inc.	2,123,800	45,019,223
Central Japan Railway Co.	591,980	68,537,402
Chubu Electric Power Co., Inc.	4,313,300	35,128,325
Daiwa House REIT Investment Corp.	12,141	24,495,107
FUJIFILM Holdings Corp.	1,788,410	82,014,646
Hankyu Hanshin Holdings, Inc.	1,386,240	41,159,754
Industrial & Infrastructure Fund Investment Corp.	11,882	12,545,640
Japan Post Holdings Co. Ltd.	7,263,300	48,827,430
Japan Real Estate Investment Corp.	7,945	33,287,838
Kansai Electric Power Co., Inc.	4,464,600	33,838,422
KDDI Corp.	971,700	28,720,510
Kintetsu Group Holdings Co. Ltd.	1,149,700	38,891,631
Kyushu Railway Co.	948,500	19,838,159
McDonald's Holdings Co. (Japan) Ltd.	448,800	15,574,216
Medipal Holdings Corp.	1,268,000	15,733,280
Nagoya Railroad Co. Ltd.	1,186,500	18,177,121
Nippon Building Fund, Inc.	9,483	42,155,170
Nippon Prologis REIT, Inc.	14,818	31,042,113
Nippon Telegraph & Telephone Corp.	3,675,696	101,378,297
Oriental Land Co. Ltd.	668,500	89,690,810
Osaka Gas Co. Ltd.	2,391,260	35,411,779
Otsuka Holdings Co. Ltd.	1,029,560	33,002,046
Pan Pacific International Holdings Ltd.	3,057,700	50,195,674
Secom Co. Ltd.	1,294,270	73,735,211
Sega Sammy Holdings, Inc.	608,600	7,797,054
Sekisui House Ltd.	1,310,600	21,814,688
Seven & i Holdings Co. Ltd.	2,290,800	85,511,840
SHIMANO, Inc.	406,200	62,856,721
Skylark Holdings Co. Ltd.	1,372,400	14,647,425
SoftBank Corp.	8,730,500	86,121,044
Suntory Beverage & Food Ltd.	201,900	6,761,909
Tobu Railway Co. Ltd.	1,265,200	29,269,901
Tokio Marine Holdings, Inc.	5,172,600	93,610,858
Tokyo Gas Co. Ltd.	1,439,900	25,729,273
Toyo Suisan Kaisha Ltd.	586,180	21,997,272
Toyota Motor Corp.	23,600	327,441
Trend Micro, Inc.	807,800	40,798,803
TOTAL JAPAN		1,621,006,016
Netherlands - 4.8%
ASML Holding NV (Netherlands)	6,814	3,196,360
Koninklijke Ahold Delhaize NV	3,514,702	98,019,051
Prosus NV	1,420,971	61,445,197
Wolters Kluwer NV	950,782	101,055,089
TOTAL NETHERLANDS		263,715,697
Norway - 0.5%
Orkla ASA	2,268,266	15,299,813
Telenor ASA	1,284,754	11,675,675
TOTAL NORWAY		26,975,488
Singapore - 2.0%
CapitaLand Ascendas REIT	20,249,799	37,478,436
CapitaMall Trust	18,507,900	24,579,579
Mapletree Industrial (REIT)	11,788,821	18,321,140
Singapore Exchange Ltd.	4,960,000	29,502,119
TOTAL SINGAPORE		109,881,274
Spain - 0.6%
Grifols SA (a)(b)	1,687,824	14,354,740
Red Electrica Corporacion SA	1,036,097	16,759,613
TOTAL SPAIN		31,114,353
Sweden - 1.5%
Axfood AB	608,922	15,078,006
Ericsson (B Shares)	5,468,792	30,402,903
Telia Co. AB (a)	15,041,417	39,856,239
TOTAL SWEDEN		85,337,148
Switzerland - 14.3%
Allreal Holding AG	91,344	13,081,070
Banque Cantonale Vaudoise	171,546	15,264,142
Galenica AG (d)	301,928	21,679,356
Givaudan SA	29,302	87,494,862
Lindt & Spruengli AG	777	75,500,175
Nestle SA (Reg. S)	996,790	108,509,365
Novartis AG	1,446,349	116,996,278
PSP Swiss Property AG	276,865	29,584,616
Roche Holding AG (participation certificate)	371,375	123,221,552
SGS SA (Reg.)	26,053	57,434,141
Swiss Prime Site AG	436,435	35,216,406
Swisscom AG	153,269	75,658,727
Zurich Insurance Group Ltd.	63,947	27,252,546
TOTAL SWITZERLAND		786,893,236
United Kingdom - 14.1%
Admiral Group PLC	1,645,729	38,067,285
AstraZeneca PLC (United Kingdom)	946,335	111,035,560
Bunzl PLC	1,935,758	63,068,134
Diageo PLC	2,571,407	105,819,867
Direct Line Insurance Group PLC	7,721,391	17,869,170
GSK PLC	6,117,252	100,207,308
National Grid PLC	8,238,978	89,764,711
RELX PLC (London Stock Exchange)	3,942,271	105,891,349
Smith & Nephew PLC	4,714,603	55,712,062
Unilever PLC	1,913,097	86,958,598
TOTAL UNITED KINGDOM		774,394,044
TOTAL COMMON STOCKS (Cost $6,142,379,716)		5,451,907,109

Government Obligations - 0.1%
	Principal Amount (e)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (f) (Cost $2,891,586)	2,900,000	2,872,376

Money Market Funds - 0.9%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h) (Cost $50,539,138)	50,534,085	50,539,138

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $6,195,810,440)	5,505,318,623
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(10,499,062)
NET ASSETS - 100.0%	5,494,819,561

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	492	Dec 2022	43,195,140	2,432,661	2,432,661

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,679,356 or 0.4% of net assets.

(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,333,557.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	22,539,668	820,336,757	842,876,425	280,754	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	-	325,675,287	275,136,149	514,791	-	-	50,539,138	0.1%
Total	22,539,668	1,146,012,044	1,118,012,574	795,545	-	-	50,539,138

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	549,295,391	119,557,578	429,737,813	-
Consumer Discretionary	344,661,600	220,032,241	124,629,359	-
Consumer Staples	856,813,931	220,915,959	635,897,965	7
Financials	678,596,098	493,138,867	185,457,231	-
Health Care	958,226,833	105,744,972	852,481,861	-
Industrials	812,746,545	422,453,018	390,293,527	-
Information Technology	201,431,935	122,813,449	78,618,486	-
Materials	233,485,917	119,479,531	114,006,386	-
Real Estate	399,569,887	399,569,887	-	-
Utilities	417,078,972	195,122,140	221,956,832	-

Government Obligations	2,872,376	-	2,872,376	-

Money Market Funds	50,539,138	50,539,138	-	-
Total Investments in Securities:	5,505,318,623	2,469,366,780	3,035,951,836	7
Derivative Instruments:

Assets
Futures Contracts	2,432,661	2,432,661	-	-
Total Assets	2,432,661	2,432,661	-	-
Total Derivative Instruments:	2,432,661	2,432,661	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	2,432,661	0
Total Equity Risk	2,432,661	0
Total Value of Derivatives	2,432,661	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® SAI International Low Volatility Index Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $43,363,945) - See accompanying schedule:
Unaffiliated issuers (cost $6,145,271,302)	$5,454,779,485
Fidelity Central Funds (cost $50,539,138)	50,539,138

Total Investment in Securities (cost $6,195,810,440)		$5,505,318,623
Foreign currency held at value (cost $8,393,312)		8,397,344
Receivable for fund shares sold		4,439,184
Dividends receivable		13,640,764
Reclaims receivable		20,761,717
Interest receivable		223
Distributions receivable from Fidelity Central Funds		120,082
Prepaid expenses		7,523
Other receivables		27
Total assets		5,552,685,487
Liabilities
Payable to custodian bank	2,913,512
Payable for fund shares redeemed	3,092,149
Accrued management fee	679,657
Payable for daily variation margin on futures contracts	383,681
Other payables and accrued expenses	257,789
Collateral on securities loaned	50,539,138
Total Liabilities		57,865,926
Net Assets		$5,494,819,561
Net Assets consist of:
Paid in capital		$6,211,157,978
Total accumulated earnings (loss)		(716,338,417)
Net Assets		$5,494,819,561
Net Asset Value , offering price and redemption price per share ($5,494,819,561 ÷ 602,080,621 shares)		$9.13

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$160,656,773
Foreign Tax Reclaims		11,752,665
Interest		36,020
Income from Fidelity Central Funds (including $514,791 from security lending)		795,545
Income before foreign taxes withheld		173,241,003
Less foreign taxes withheld		(24,196,449)
Total Income		149,044,554
Expenses
Management fee	$8,511,049
Custodian fees and expenses	599,143
Independent trustees' fees and expenses	18,662
Registration fees	317,375
Audit	55,715
Legal	6,195
Interest	49,384
Miscellaneous	23,983
Total Expenses		9,581,506
Net Investment income (loss)		139,463,048
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(43,408,094)
Foreign currency transactions	(6,290,470)
Futures contracts	(11,748,572)
Total net realized gain (loss)		(61,447,136)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(1,300,961,852)
Assets and liabilities in foreign currencies	(3,110,571)
Futures contracts	1,035,605
Total change in net unrealized appreciation (depreciation)		(1,303,036,818)
Net gain (loss)		(1,364,483,954)
Net increase (decrease) in net assets resulting from operations		$(1,225,020,906)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$139,463,048	$128,397,656
Net realized gain (loss)	(61,447,136)	14,167,979
Change in net unrealized appreciation (depreciation)	(1,303,036,818)	892,934,603
Net increase (decrease) in net assets resulting from operations	(1,225,020,906)	1,035,500,238
Distributions to shareholders	(141,537,086)	(67,692,252)
Share transactions
Proceeds from sales of shares	2,573,305,678	1,656,234,854
Reinvestment of distributions	136,529,604	65,190,425
Cost of shares redeemed	(1,787,195,386)	(1,354,456,288)
Net increase (decrease) in net assets resulting from share transactions	922,639,896	366,968,991
Total increase (decrease) in net assets	(443,918,096)	1,334,776,977

Net Assets
Beginning of period	5,938,737,657	4,603,960,680
End of period	$5,494,819,561	$5,938,737,657

Other Information
Shares
Sold	254,202,230	147,014,322
Issued in reinvestment of distributions	12,222,883	6,126,920
Redeemed	(173,081,629)	(121,900,067)
Net increase (decrease)	93,343,484	31,241,175

Financial Highlights
Fidelity® SAI International Low Volatility Index Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$11.67	$9.64	$11.54	$10.49	$10.83
Income from Investment Operations
Net investment income (loss) A,B	.26	.27	.24	.28	.27
Net realized and unrealized gain (loss)	(2.52)	1.90	(1.46)	1.04	(.42)
Total from investment operations	(2.26)	2.17	(1.22)	1.32	(.15)
Distributions from net investment income	(.28)	(.14)	(.22)	(.24)	(.19)
Distributions from net realized gain	-	-	(.46)	(.03)	-
Total distributions	(.28)	(.14)	(.68)	(.27)	(.19)
Net asset value, end of period	$9.13	$11.67	$9.64	$11.54	$10.49
Total Return C	(19.80)%	22.69%	(11.31)%	12.89%	(1.47)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.17%	.17%	.18%	.25%	.30%
Expenses net of fee waivers, if any	.17%	.17%	.18%	.20%	.20%
Expenses net of all reductions	.17%	.17%	.18%	.20%	.20%
Net investment income (loss)	2.46%	2.37%	2.39%	2.59%	2.49%
Supplemental Data
Net assets, end of period (000 omitted)	$5,494,820	$5,938,738	$4,603,961	$2,548,056	$1,536,470
Portfolio turnover rate F	26%	26%	20%	93%	43%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® SAI U.S. Low Volatility Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI U.S. Low Volatility Index Fund	-8.39%	9.47%	10.16%

A     From May 29, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Low Volatility Index Fund on May 29, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Low Volatility Focus Index℠, Fidelity SAI U.S. Low Volatility Index Fund Linked Index and S&P 500 ® Index performed over the same period.

26,000
22,500
20,000
17,500
15,000
12,500
10,000
$9,100
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values

$20,492 Fidelity® SAI U.S. Low Volatility Index Fund

$20,393 Fidelity U.S. Low Volatility Focus Index℠

$21,121 S&P 500® Index

Fidelity® SAI U.S. Low Volatility Index Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -14.61% for the 12 months ending October 31, 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. In late 2021, the Fed shifted to a more "hawkish" (restrictive) policy stance and proceeded to hike its benchmark rate five times, by a total of 3%, between March and September - the fastest-ever pace of monetary tightening - while taking substantive steps to shrink its massive asset portfolio. Against this hostile backdrop for risk assets, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month for stocks that stayed true to form, and then some, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded this period, with the S&P 500® shedding 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. For the full 12 months, the growth-oriented communication services (-41%) and consumer discretionary (-29%) sectors lagged most. In sharp contrast, energy (+65%) had a strong run, followed by consumer staples (+5%).

Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year, the fund returned -8.39%, roughly in line with the -8.31% result of the benchmark, the Fidelity U.S. Low Volatility Focus Index. By sector, information technology returned -17% and detracted most, followed by consumer discretionary, which returned approximately -16%, hurt by the consumer durables & apparel industry (-42%). Communication services (-16%) hurt, with the media & entertainment industry returning (-29%). Real estate (-22%) also hurt, as did materials (-14%) and financials (-6%). Other notable detractors included the utilities (-2%) and consumer staples (0%) sectors. In contrast, health care gained about 8% and contributed most, driven by the pharmaceuticals, biotechnology & life sciences industry (+14%). Energy stocks also helped, gaining 30%. The industrials sector rose 3%, boosted by the capital goods industry (+6%). Turning to individual stocks, the biggest individual detractor was Microsoft (-29%), from the software & services group, followed by Intel (-40%), which is in the semiconductors & semiconductor equipment category. Within consumer durables & apparel, Nike returned roughly -43% and hurt. Other noteworthy detractors were Alphabet (-36%), a stock in the media & entertainment segment, and Verizon Communications (-26%), from the telecommunication services industry. In contrast, the biggest individual contributor was Eli Lilly (+44%), from the pharmaceuticals, biotechnology & life sciences category. UnitedHealth Group, within the health care equipment & services industry, advanced roughly 22% and lifted the fund. In capital goods, Lockheed Martin (+51%) and Northrop Grumman (+56%) helped. Another notable contributor was Merck (+19%), a stock in the pharmaceuticals, biotechnology & life sciences segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI U.S. Low Volatility Index Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	6.3
Apple, Inc.	4.4
Johnson & Johnson	3.4
Eli Lilly & Co.	3.2
Merck & Co., Inc.	3.1
UnitedHealth Group, Inc.	3.1
Visa, Inc. Class A	2.9
The Home Depot, Inc.	2.8
Procter & Gamble Co.	2.8
McDonald's Corp.	2.7
34.7

Market Sectors (% of Fund's net assets)

Information Technology	24.2
Health Care	17.6
Consumer Discretionary	9.6
Financials	9.4
Consumer Staples	8.3
Industrials	8.2
Communication Services	7.2
Utilities	4.5
Real Estate	4.5
Materials	4.0
Energy	2.3

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%*
Foreign investments - 5.7%
*Short-Term Investments and Net Other Assets (Liabilities) are not available in the pie chart.

Fidelity® SAI U.S. Low Volatility Index Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 3.8%
AT&T, Inc.	7,361,586	134,201,713
Verizon Communications, Inc.	4,318,486	161,381,822
		295,583,535
Entertainment - 0.7%
Activision Blizzard, Inc.	733,628	53,408,118
Interactive Media & Services - 1.2%
Alphabet, Inc. Class A (a)	1,011,432	95,590,438
Media - 0.3%
Cable One, Inc. (b)	4,858	4,175,111
Omnicom Group, Inc.	208,308	15,154,407
		19,329,518
Wireless Telecommunication Services - 1.2%
T-Mobile U.S., Inc. (a)	605,858	91,823,838
TOTAL COMMUNICATION SERVICES		555,735,447
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.1%
Gentex Corp.	241,094	6,386,580
Distributors - 0.1%
Pool Corp.	37,828	11,508,412
Diversified Consumer Services - 0.1%
Service Corp. International (b)	163,228	9,893,249
Hotels, Restaurants & Leisure - 3.1%
Domino's Pizza, Inc.	37,065	12,314,476
McDonald's Corp.	760,475	207,351,114
Yum China Holdings, Inc.	433,356	17,919,271
Yum! Brands, Inc.	41,273	4,880,532
		242,465,393
Household Durables - 0.2%
Garmin Ltd.	156,886	13,812,243
Internet & Direct Marketing Retail - 0.9%
Amazon.com, Inc. (a)	666,701	68,296,850
Multiline Retail - 0.8%
Dollar General Corp.	235,259	60,002,808
Specialty Retail - 3.9%
AutoZone, Inc. (a)	20,411	51,698,614
The Home Depot, Inc.	738,308	218,635,148
TJX Companies, Inc.	374,853	27,026,901
		297,360,663
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	348,751	32,322,243
TOTAL CONSUMER DISCRETIONARY		742,048,441
CONSUMER STAPLES - 8.3%
Beverages - 0.9%
PepsiCo, Inc.	397,653	72,205,832
Food & Staples Retailing - 0.6%
Walmart, Inc.	325,220	46,288,563
Food Products - 2.1%
Flowers Foods, Inc.	204,950	5,884,115
General Mills, Inc.	619,254	50,518,741
Hormel Foods Corp.	291,419	13,536,413
Kellogg Co.	260,576	20,017,448
McCormick & Co., Inc. (non-vtg.)	235,071	18,485,983
The Hershey Co.	150,122	35,844,630
The J.M. Smucker Co.	111,527	16,802,658
		161,089,988
Household Products - 4.7%
Church & Dwight Co., Inc.	249,641	18,505,887
Colgate-Palmolive Co.	861,654	63,624,531
Kimberly-Clark Corp.	346,459	43,120,287
Procter & Gamble Co.	1,609,967	216,814,256
The Clorox Co.	126,563	18,483,261
		360,548,222
TOTAL CONSUMER STAPLES		640,132,605
ENERGY - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
Chesapeake Energy Corp.	106,433	10,884,903
Chevron Corp.	321,871	58,226,464
Coterra Energy, Inc.	828,608	25,794,567
DT Midstream, Inc.	99,471	5,938,419
Kinder Morgan, Inc.	2,005,209	36,334,387
The Williams Companies, Inc.	1,240,773	40,610,500
		177,789,240
FINANCIALS - 9.4%
Banks - 0.9%
Commerce Bancshares, Inc. (b)	112,977	8,003,291
First Financial Bankshares, Inc.	125,661	4,836,692
U.S. Bancorp	1,272,715	54,026,752
		66,866,735
Capital Markets - 2.7%
Cboe Global Markets, Inc.	108,902	13,558,299
CME Group, Inc.	369,589	64,049,774
FactSet Research Systems, Inc.	38,969	16,580,920
Houlihan Lokey	51,266	4,579,079
Intercontinental Exchange, Inc.	552,137	52,767,733
MarketAxess Holdings, Inc.	37,265	9,094,151
NASDAQ, Inc.	344,143	21,419,460
S&P Global, Inc.	92,209	29,622,141
		211,671,557
Insurance - 5.8%
Allstate Corp.	278,922	35,213,903
Arthur J. Gallagher & Co.	216,012	40,411,525
Assurant, Inc.	55,615	7,555,854
Brown & Brown, Inc.	240,916	14,163,452
Chubb Ltd.	413,872	88,936,954
Erie Indemnity Co. Class A	25,648	6,591,792
Marsh & McLennan Companies, Inc.	494,798	79,904,929
Progressive Corp.	601,428	77,223,355
RLI Corp.	41,007	5,333,780
Selective Insurance Group, Inc.	62,061	6,086,943
The Travelers Companies, Inc.	246,751	45,515,689
W.R. Berkley Corp.	215,431	16,023,758
Willis Towers Watson PLC	114,643	25,016,249
		447,978,183
TOTAL FINANCIALS		726,516,475
HEALTH CARE - 17.6%
Biotechnology - 1.3%
Amgen, Inc.	363,155	98,178,954
Health Care Equipment & Supplies - 2.4%
Baxter International, Inc.	517,778	28,141,234
Medtronic PLC	1,267,732	110,723,713
ResMed, Inc.	142,809	31,944,945
STERIS PLC	98,023	16,916,809
		187,726,701
Health Care Providers & Services - 3.2%
Chemed Corp.	15,391	7,185,596
UnitedHealth Group, Inc.	430,884	239,205,253
		246,390,849
Pharmaceuticals - 10.7%
Eli Lilly & Co.	690,349	249,968,469
Johnson & Johnson	1,481,309	257,703,327
Merck & Co., Inc.	2,380,311	240,887,473
Zoetis, Inc. Class A	483,947	72,969,529
		821,528,798
TOTAL HEALTH CARE		1,353,825,302
INDUSTRIALS - 8.2%
Aerospace & Defense - 3.2%
General Dynamics Corp.	2,470	617,006
L3Harris Technologies, Inc.	197,264	48,619,658
Lockheed Martin Corp.	243,537	118,524,587
Northrop Grumman Corp.	150,253	82,490,400
		250,251,651
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	130,867	12,788,323
Expeditors International of Washington, Inc.	120,723	11,812,746
		24,601,069
Building Products - 0.1%
Lennox International, Inc.	32,989	7,705,241
Commercial Services & Supplies - 1.3%
Republic Services, Inc.	214,388	28,432,137
Rollins, Inc.	232,942	9,802,199
Waste Management, Inc.	392,800	62,207,736
		100,442,072
Construction & Engineering - 0.1%
MDU Resources Group, Inc.	209,106	5,955,339
Industrial Conglomerates - 1.0%
3M Co.	583,200	73,360,728
Machinery - 1.1%
Graco, Inc.	174,016	12,108,033
Otis Worldwide Corp.	434,758	30,711,305
PACCAR, Inc.	340,234	32,944,858
Toro Co. (b)	107,496	11,333,303
		87,097,499
Professional Services - 1.0%
Booz Allen Hamilton Holding Corp. Class A	137,029	14,915,607
Exponent, Inc.	53,288	5,076,215
FTI Consulting, Inc. (a)(b)	35,445	5,516,305
Leidos Holdings, Inc.	140,529	14,276,341
Science Applications International Corp. (b)	57,399	6,218,608
Verisk Analytics, Inc.	157,938	28,875,805
		74,878,881
Road & Rail - 0.1%
Landstar System, Inc.	36,106	5,640,479
TOTAL INDUSTRIALS		629,932,959
INFORMATION TECHNOLOGY - 24.2%
IT Services - 7.8%
Accenture PLC Class A	142,018	40,318,910
Akamai Technologies, Inc. (a)	164,841	14,560,406
Amdocs Ltd.	128,148	11,060,454
Automatic Data Processing, Inc.	429,568	103,826,586
Broadridge Financial Solutions, Inc.	120,544	18,088,833
Concentrix Corp.	42,044	5,139,038
Fiserv, Inc. (a)	598,217	61,460,815
IBM Corp.	40,536	5,605,723
Jack Henry & Associates, Inc.	74,924	14,914,371
MasterCard, Inc. Class A	113,019	37,090,575
Maximus, Inc.	63,151	3,894,522
Paychex, Inc.	330,397	39,089,269
VeriSign, Inc. (a)	98,001	19,645,280
Visa, Inc. Class A (b)	1,095,032	226,846,829
		601,541,611
Semiconductors & Semiconductor Equipment - 3.5%
Intel Corp.	4,204,711	119,539,934
Texas Instruments, Inc.	948,229	152,314,024
		271,853,958
Software - 8.5%
Black Knight, Inc. (a)	160,379	9,698,118
Check Point Software Technologies Ltd. (a)	102,757	13,279,287
Microsoft Corp.	2,107,519	489,218,385
Oracle Corp.	1,618,760	126,376,593
Tyler Technologies, Inc. (a)	42,648	13,789,378
UiPath, Inc. Class A (a)(b)	285,298	3,609,020
		655,970,781
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	2,188,164	335,533,068
TOTAL INFORMATION TECHNOLOGY		1,864,899,418
MATERIALS - 4.0%
Chemicals - 3.2%
Air Products & Chemicals, Inc.	228,049	57,103,470
Balchem Corp.	33,025	4,616,895
Ecolab, Inc.	234,788	36,878,151
Linde PLC	502,305	149,360,392
		247,958,908
Construction Materials - 0.3%
Vulcan Materials Co.	135,517	22,184,133
Containers & Packaging - 0.5%
Aptargroup, Inc.	67,429	6,685,585
Ball Corp.	328,838	16,241,309
Packaging Corp. of America	96,352	11,582,474
		34,509,368
TOTAL MATERIALS		304,652,409
REAL ESTATE - 4.5%
Equity Real Estate Investment Trusts (REITs) - 4.5%
Agree Realty Corp.	77,301	5,310,579
American Tower Corp.	477,847	99,005,120
Crown Castle International Corp.	423,559	56,443,472
CubeSmart	230,789	9,663,135
Digital Realty Trust, Inc.	278,112	27,880,728
Equinix, Inc.	93,598	53,017,651
Equity Lifestyle Properties, Inc.	177,886	11,377,589
Essex Property Trust, Inc.	6,985	1,552,346
Extra Space Storage, Inc.	136,729	24,261,194
Mid-America Apartment Communities, Inc.	24,580	3,870,121
Public Storage	157,032	48,640,662
Realty Income Corp.	105,897	6,594,206
		347,616,803
UTILITIES - 4.5%
Electric Utilities - 2.9%
Alliant Energy Corp.	257,911	13,455,217
American Electric Power Co., Inc.	528,076	46,428,442
Duke Energy Corp.	791,687	73,769,395
Evergy, Inc.	205,455	12,559,464
Eversource Energy	354,637	27,051,710
Hawaiian Electric Industries, Inc.	112,528	4,280,565
IDACORP, Inc.	47,653	4,989,269
Pinnacle West Capital Corp.	116,199	7,809,735
Xcel Energy, Inc.	560,066	36,465,897
		226,809,694
Gas Utilities - 0.2%
Atmos Energy Corp.	130,501	13,904,882
Southwest Gas Corp.	68,744	5,023,124
		18,928,006
Multi-Utilities - 1.3%
Ameren Corp.	265,534	21,646,332
CMS Energy Corp.	298,339	17,020,240
Consolidated Edison, Inc.	364,321	32,045,675
WEC Energy Group, Inc.	324,361	29,623,890
		100,336,137
Water Utilities - 0.1%
American Water Works Co., Inc.	25,847	3,756,603
TOTAL UTILITIES		349,830,440
TOTAL COMMON STOCKS (Cost $6,562,352,332)		7,692,979,539

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (d) (Cost $697,969)	700,000	693,332

Money Market Funds - 3.4%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (e)	17,175,368	17,178,803
Fidelity Securities Lending Cash Central Fund 3.10% (e)(f)	246,522,501	246,547,154
TOTAL MONEY MARKET FUNDS (Cost $263,725,957)		263,725,957

TOTAL INVESTMENT IN SECURITIES - 103.2% (Cost $6,826,776,258)	7,957,398,828
NET OTHER ASSETS (LIABILITIES) - (3.2)%	(245,123,230)
NET ASSETS - 100.0%	7,712,275,598

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	75	Dec 2022	14,561,250	876,245	876,245
CME E-mini S&P MidCap 400 Index Contracts (United States)	20	Dec 2022	4,879,200	364,122	364,122

TOTAL FUTURES CONTRACTS					1,240,367
The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $693,332.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	15,252,945	1,520,440,730	1,518,514,872	240,903	-	-	17,178,803	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	127,461,306	1,826,372,210	1,707,286,362	283,855	-	-	246,547,154	0.7%
Total	142,714,251	3,346,812,940	3,225,801,234	524,758	-	-	263,725,957

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	555,735,447	555,735,447	-	-
Consumer Discretionary	742,048,441	742,048,441	-	-
Consumer Staples	640,132,605	640,132,605	-	-
Energy	177,789,240	177,789,240	-	-
Financials	726,516,475	726,516,475	-	-
Health Care	1,353,825,302	1,353,825,302	-	-
Industrials	629,932,959	629,932,959	-	-
Information Technology	1,864,899,418	1,864,899,418	-	-
Materials	304,652,409	304,652,409	-	-
Real Estate	347,616,803	347,616,803	-	-
Utilities	349,830,440	349,830,440	-	-

U.S. Government and Government Agency Obligations	693,332	-	693,332	-

Money Market Funds	263,725,957	263,725,957	-	-
Total Investments in Securities:	7,957,398,828	7,956,705,496	693,332	-
Derivative Instruments:

Assets
Futures Contracts	1,240,367	1,240,367	-	-
Total Assets	1,240,367	1,240,367	-	-
Total Derivative Instruments:	1,240,367	1,240,367	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,240,367	0
Total Equity Risk	1,240,367	0
Total Value of Derivatives	1,240,367	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® SAI U.S. Low Volatility Index Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $238,970,979) - See accompanying schedule:
Unaffiliated issuers (cost $6,563,050,301)	$7,693,672,871
Fidelity Central Funds (cost $263,725,957)	263,725,957

Total Investment in Securities (cost $6,826,776,258)		$7,957,398,828
Segregated cash with brokers for derivative instruments		236,723
Receivable for fund shares sold		4,660,045
Dividends receivable		10,347,109
Distributions receivable from Fidelity Central Funds		53,626
Prepaid expenses		11,118
Other receivables		35
Total assets		7,972,707,484
Liabilities
Payable for investments purchased	10,276,688
Payable for fund shares redeemed	2,753,682
Accrued management fee	610,297
Payable for daily variation margin on futures contracts	100,021
Other payables and accrued expenses	147,973
Collateral on securities loaned	246,543,225
Total Liabilities		260,431,886
Net Assets		$7,712,275,598
Net Assets consist of:
Paid in capital		$6,363,224,163
Total accumulated earnings (loss)		1,349,051,435
Net Assets		$7,712,275,598
Net Asset Value , offering price and redemption price per share ($7,712,275,598 ÷ 453,468,440 shares)		$17.01

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$152,186,130
Interest		11,305
Income from Fidelity Central Funds (including $283,855 from security lending)		524,758
Total Income		152,722,193
Expenses
Management fee	$7,780,714
Custodian fees and expenses	95,264
Independent trustees' fees and expenses	25,654
Registration fees	285,044
Audit	46,200
Legal	11,874
Interest	81,489
Miscellaneous	34,063
Total expenses before reductions	8,360,302
Expense reductions	(434)
Total expenses after reductions		8,359,868
Net Investment income (loss)		144,362,325
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	183,040,028
Futures contracts	(4,299,206)
Total net realized gain (loss)		178,740,822
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(1,000,513,793)
Futures contracts	364,749
Total change in net unrealized appreciation (depreciation)		(1,000,149,044)
Net gain (loss)		(821,408,222)
Net increase (decrease) in net assets resulting from operations		$(677,045,897)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$144,362,325	$130,710,189
Net realized gain (loss)	178,740,822	222,765,290
Change in net unrealized appreciation (depreciation)	(1,000,149,044)	1,521,115,853
Net increase (decrease) in net assets resulting from operations	(677,045,897)	1,874,591,332
Distributions to shareholders	(268,770,756)	(80,110,109)
Share transactions
Proceeds from sales of shares	3,039,157,235	3,501,165,873
Reinvestment of distributions	267,624,606	79,731,236
Cost of shares redeemed	(2,464,734,875)	(2,803,328,859)
Net increase (decrease) in net assets resulting from share transactions	842,046,966	777,568,250
Total increase (decrease) in net assets	(103,769,687)	2,572,049,473

Net Assets
Beginning of period	7,816,045,285	5,243,995,812
End of period	$7,712,275,598	$7,816,045,285

Other Information
Shares
Sold	172,683,980	206,459,886
Issued in reinvestment of distributions	14,640,296	4,912,584
Redeemed	(139,598,293)	(158,169,542)
Net increase (decrease)	47,725,983	53,202,928

Financial Highlights
Fidelity® SAI U.S. Low Volatility Index Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.26	$14.87	$15.12	$13.18	$12.60
Income from Investment Operations
Net investment income (loss) A,B	.33	.31	.30	.29	.26
Net realized and unrealized gain (loss)	(1.90)	4.30	.03	1.98	.82
Total from investment operations	(1.57)	4.61	.33	2.27	1.08
Distributions from net investment income	(.34)	(.22)	(.24)	(.20)	(.14)
Distributions from net realized gain	(.35)	-	(.34)	(.13)	(.37)
Total distributions	(.68) C	(.22)	(.58)	(.33)	(.50) C
Net asset value, end of period	$17.01	$19.26	$14.87	$15.12	$13.18
Total Return D	(8.39)%	31.25%	2.16%	17.62%	8.79%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.11%	.11%	.12%	.19%	.23%
Expenses net of fee waivers, if any	.11%	.11%	.12%	.15%	.15%
Expenses net of all reductions	.11%	.11%	.12%	.15%	.15%
Net investment income (loss)	1.85%	1.76%	2.06%	2.05%	2.00%
Supplemental Data
Net assets, end of period (000 omitted)	$7,712,276	$7,816,045	$5,243,996	$4,120,541	$1,979,673
Portfolio turnover rate G	41%	44%	49%	72%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.

Fidelity SAI Emerging Markets Low Volatility Index Fund,   Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends, foreign taxes withheld or foreign tax reclaims, as applicable. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in   dividends receivable or reclaims receivable, as applicable. Fidelity SAI International Low Volatility Index Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   partnerships, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity SAI Emerging Markets Low Volatility Index Fund	$2,255,443,799	$155,830,766	$(331,227,890)	$(175,397,124)
Fidelity SAI International Low Volatility Index Fund	6,217,231,770	250,177,547	(962,090,694)	(711,913,147)
Fidelity SAI U.S. Low Volatility Index Fund	6,877,863,987	1,598,958,038	(519,423,197)	1,079,534,841

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity SAI Emerging Markets Low Volatility Index Fund	$43,891,851	$-	$(24,897,305)	$(175,489,538)
Fidelity SAI International Low Volatility Index Fund	89,797,371	-	(91,200,408)	(714,936,030)
Fidelity SAI U.S. Low Volatility Index Fund	120,676,718	148,839,876	-	1,079,534,841

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity SAI Emerging Markets Low Volatility Index Fund	$(24,897,305)	$-	$(24,897,305)
Fidelity SAI International Low Volatility Index Fund	(33,020,130)	(58,180,278)	(91,200,408)

The tax character of distributions paid was as follows:

October 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity SAI Emerging Markets Low Volatility Index Fund	$41,568,890	$-	$41,568,890
Fidelity SAI International Low Volatility Index Fund	141,537,086	-	141,537,086
Fidelity SAI U.S. Low Volatility Index Fund	159,841,640	108,929,116	268,770,756

October 31, 2021
Ordinary Income
Fidelity SAI Emerging Markets Low Volatility Index Fund	$24,528,630
Fidelity SAI International Low Volatility Index Fund	67,692,252
Fidelity SAI U.S. Low Volatility Index Fund	80,110,109

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Low Volatility Index Fund	1,086,751,263	412,871,174
Fidelity SAI International Low Volatility Index Fund	2,375,577,298	1,444,105,911
Fidelity SAI U.S. Low Volatility Index Fund	3,907,033,711	3,164,499,653

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. Each Fund's management fee is equal to the following annual rate of average net assets:

Fidelity SAI Emerging Markets Low Volatility Index Fund	.15%
Fidelity SAI International Low Volatility Index Fund	.15%
Fidelity SAI U.S. Low Volatility Index Fund	.10%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Low Volatility Index Fund	Borrower	$9,665,213	1.50%	$24,554
Fidelity SAI International Low Volatility Index Fund	Borrower	$22,816,500	1.16%	$38,088
Fidelity SAI U.S. Low Volatility Index Fund	Borrower	$59,305,062	1.55%	$81,489

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Emerging Markets Low Volatility Index Fund	$3,252
Fidelity SAI International Low Volatility Index Fund	9,762
Fidelity SAI U.S. Low Volatility Index Fund	13,342

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Emerging Markets Low Volatility Index Fund	$444	$5	$-
Fidelity SAI International Low Volatility Index Fund	$55,307	$-	$-
Fidelity SAI U.S. Low Volatility Index Fund	$28,838	$3	$-

9. Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Low Volatility Index Fund	$9,333,375	1.56%	$16,127
Fidelity SAI International Low Volatility Index Fund	$14,912,103.94%		$11,296

10. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of Fidelity SAI Emerging Markets Low Volatility Index Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following Fund was in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity SAI Emerging Markets Low Volatility Index Fund	.25%	$143,808

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custodian credits	Transfer Agent credits
Fidelity SAI U.S. Low Volatility Index Fund	$420	$14

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Emerging Markets Fund	Strategic Advisers Fidelity Emerging Markets Fund	Strategic Advisers Fidelity International Fund	Strategic Advisers Fidelity U.S. Total Stock Fund	Strategic Advisers Large Cap Fund
Fidelity SAI Emerging Markets Low Volatility Index Fund	27%	28%	-	-	-
Fidelity SAI International Low Volatility Index Fund	-	-	20%	-	-
Fidelity SAI U.S. Low Volatility Index Fund	-	-	-	34%	12%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI Emerging Markets Low Volatility Index Fund	55%
Fidelity SAI International Low Volatility Index Fund	30%
Fidelity SAI U.S. Low Volatility Index Fund	46%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund (three of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers.   We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® SAI Emerging Markets Low Volatility Index Fund	.25%
Actual		$ 1,000	$ 850.00	$ 1.17
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28

Fidelity® SAI International Low Volatility Index Fund	.17%
Actual		$ 1,000	$ 867.00	$ .80
Hypothetical- B		$ 1,000	$ 1,024.35	$ .87

Fidelity® SAI U.S. Low Volatility Index Fund	.11%
Actual		$ 1,000	$ 962.60	$ .54
Hypothetical- B		$ 1,000	$ 1,024.65	$ .56

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity SAI U.S. Low Volatility Index Fund	$207,595,602

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity SAI Emerging Markets Low Volatility Index Fund
December,2021	1%
Fidelity SAI U.S. Low Volatility Index Fund
December, 2021	75%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity SAI Emerging Markets Low Volatility Index Fund
December 3, 2021	42%
December 28, 2021	83%
Fidelity SAI International Low Volatility Index Fund
December, 2021	78%
Fidelity SAI U.S. Low Volatility Index Fund
December, 2021	82%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:
Fidelity® SAI U.S. Low Volatility Index Fund
December, 2021	4%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity SAI Emerging Markets Low Volatility Index Fund
	12/06/2021	$0.3068	$0.0518
	12/29/2021	$0.0014	$0.0000
Fidelity® SAI International Low Volatility Index Fund
	12/06/2021	$0.3111	$0.0311

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Emerging Markets Low Volatility Index Fund
Fidelity SAI International Low Volatility Index Fund
Fidelity SAI U.S. Low Volatility Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. The Board also considered the steps Fidelity and Geode had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.
The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and its benchmark index for the most recent one-, three- and five-year periods (one-year period for Fidelity SAI Emerging Markets Low Volatility Index Fund). No performance peer group information was considered by the Board as Fidelity advised the Board that the peer groups, which are created by a third-party provider, include a number of actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparisons of management fees and total expense ratios by broadening the competitive group used for such comparisons.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity SAI Emerging Markets Low Volatility Index Fund

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and equal to the median of its ASPG for 2021.

Fidelity SAI International Low Volatility Index Fund

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and equal to the median of its ASPG for 2021.

Fi delity SAI U.S. Low Volatility Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of each fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund's total net expense ratio ranked below the sales load structure group competitive median for 2021 and Fidelity SAI Emerging Markets Low Volatility Index Fund's total net expense ratio ranked above the sales load structure group competitive median for 2021. The Board also noted that each fund's total net expense ratio ranked above the ASPG competitive median for 2021. The Board considered that if funds in a fund complex with a unique at-cost service model were excluded from the ASPGs, each fund would not have been above the competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% for Fidelity SAI Emerging Markets Low Volatility Index Fund, 0.20% for Fidelity SAI International Low Volatility Index Fund, and 0.15% for Fidelity SAI U.S. Low Volatility Index Fund through February 28, 2023.

Fees Charged to Other Clients . The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with each fund.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.9867660.107
SV1-SV2-ANN-1222
Fidelity® SAI Emerging Markets Value Index Fund

Annual Report
October 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Life of Fund A
Fidelity® SAI Emerging Markets Value Index Fund	-25.19%	3.43%

A     From May 12, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Value Index Fund on May 12, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Emerging Markets Value Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

15,500
15,000
14,000
13,000
12,000
11,000
$10,000
2020
2021
2022
Period Ending Values
$10,868 Fidelity® SAI Emerging Markets Value Index Fund
$11,036 Fidelity Emerging Markets Value Focus Index SM
$11,073 MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).

Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year, the fund returned -25.19%, roughly in line with the -25.34% result of the benchmark, the Fidelity Emerging Markets Value Focus Index. (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, as well as by required local capital gains tax.) By sector, stocks in information technology returned -29% and hurt most, followed by consumer discretionary, which returned about -34%. Financials (-15%) and communication services (-28%) also detracted, as did materials (-23%) and industrials (-24%). Other notable detractors included the energy (-17%), real estate (-45%), consumer staples (-15%), health care (-14%) and utilities (-3%) sectors. Turning to individual stocks, the biggest individual detractor was Alibaba Group Holding (-61%), from the retailing segment, followed by Tencent Holdings (-56%), which is in the media & entertainment industry. Within semiconductors & semiconductor equipment, Taiwan Semiconductor returned -42% and hurt. Other detractors were Gazprom (-61%), a stock in the energy sector, and Samsung Electronics (-29%), from the technology hardware & equipment group. In contrast, the biggest individual contributor was Petrobras (+95%), from the energy sector. Mahindra & Mahindra, within the automobiles & components category, advanced roughly 39% and lifted the fund. In banks, Banco do Brasil (+54%) and Riyad Bank (+25%) helped. Another contributor was ITC (+46%), a stock in the food, beverage & tobacco group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.4
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.2
Vale SA (Brazil, Metals & Mining)	2.1
China Construction Bank Corp. (H Shares) (China, Banks)	2.0
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	2.0
Infosys Ltd. (India, IT Services)	1.5
Bank of China Ltd. (H Shares) (China, Banks)	1.5
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.5
22.4

Market Sectors (% of Fund's net assets)

Financials	22.9
Information Technology	18.9
Consumer Discretionary	13.6
Communication Services	9.9
Materials	8.9
Consumer Staples	5.4
Energy	5.3
Industrials	5.2
Health Care	4.2
Utilities	3.2
Real Estate	1.7

Asset Allocation (% of Fund's net assets)

Foreign investments - 99.1%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 96.6%
	Shares	Value ($)
Bermuda - 0.4%
Credicorp Ltd. (United States)	28,231	4,131,889
Kunlun Energy Co. Ltd.	8,888,000	5,310,392
TOTAL BERMUDA		9,442,281
Brazil - 3.7%
Banco do Brasil SA	2,802,000	20,081,316
Companhia Siderurgica Nacional SA (CSN)	1,455,600	3,460,414
JBS SA	1,485,400	7,177,540
Vale SA	3,931,800	51,097,035
Vibra Energia SA	2,389,400	8,441,884
TOTAL BRAZIL		90,258,189
British Virgin Islands - 0.0%
VK Co. Ltd. GDR (Reg. S) (a)(b)	217,763	73,240
Cayman Islands - 7.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	988,774	62,866,251
China Conch Venture Holdings Ltd.	2,907,000	4,288,479
China Feihe Ltd. (c)	6,558,000	3,776,240
China Hongqiao Group Ltd.	4,959,000	3,518,836
Country Garden Holdings Co. Ltd. (d)	16,534,000	2,127,399
Daqo New Energy Corp. ADR (a)	134,726	5,926,597
Hengan International Group Co. Ltd.	1,479,000	5,737,269
JD.com, Inc. sponsored ADR	36,925	1,376,933
Kingboard Chemical Holdings Ltd.	1,485,000	3,662,533
Lufax Holding Ltd. ADR	1,209,328	1,922,832
Meituan Class B (a)(c)	691,200	11,066,489
TAL Education Group ADR (a)	1,112,255	5,238,721
Tencent Holdings Ltd.	2,049,400	53,851,662
Tencent Music Entertainment Group ADR (a)	1,346,012	4,859,103
Vipshop Holdings Ltd. ADR (a)	787,479	5,488,729
WH Group Ltd. (c)	17,469,500	8,835,288
TOTAL CAYMAN ISLANDS		184,543,361
Chile - 0.6%
Cencosud SA	3,005,062	4,044,970
Empresas CMPC SA	2,456,895	3,898,221
Enel Americas SA	21,877,216	2,167,549
Falabella SA	1,624,684	3,176,701
TOTAL CHILE		13,287,441
China - 12.8%
Agricultural Bank of China Ltd. (H Shares)	68,637,000	19,591,299
Anhui Conch Cement Co. Ltd. (H Shares)	2,639,500	6,792,392
Bank of China Ltd. (H Shares)	111,920,000	36,046,906
Bank of Communications Co. Ltd. (H Shares)	47,691,000	23,269,385
China CITIC Bank Corp. Ltd. (H Shares)	20,274,000	7,645,059
China Coal Energy Co. Ltd. (H Shares)	4,676,000	3,443,119
China Construction Bank Corp. (H Shares)	90,120,000	47,825,644
China Galaxy Securities Co. Ltd. (H Shares)	7,739,000	2,898,557
China Life Insurance Co. Ltd. (H Shares)	16,612,000	18,114,683
China Minsheng Banking Corp. Ltd. (H Shares)	13,949,500	4,051,755
China National Building Materials Co. Ltd. (H Shares)	10,176,000	5,911,418
China Petroleum & Chemical Corp. (H Shares)	55,938,000	22,169,709
China Railway Group Ltd. (H Shares)	9,394,000	4,080,888
China Tower Corp. Ltd. (H Shares) (c)	96,870,000	8,761,881
COSCO SHIPPING Holdings Co. Ltd. (H Shares)	7,489,300	8,081,172
CRRC Corp. Ltd. (H Shares)	9,760,000	2,959,215
Dongfeng Motor Group Co. Ltd. (H Shares)	5,484,000	2,480,136
Great Wall Motor Co. Ltd. (H Shares)	6,918,500	7,553,400
Guangzhou Automobile Group Co. Ltd. (H Shares)	6,294,000	3,832,696
Haitong Securities Co. Ltd. (H Shares)	6,159,600	3,013,238
Industrial & Commercial Bank of China Ltd. (H Shares)	82,974,000	36,024,443
New China Life Insurance Co. Ltd. (H Shares)	1,730,400	2,746,719
People's Insurance Co. of China Group Ltd. (H Shares)	18,313,000	5,062,545
PICC Property & Casualty Co. Ltd. (H Shares)	14,036,000	12,945,882
Postal Savings Bank of China Co. Ltd. (H Shares) (c)	20,834,000	9,661,037
Sinopharm Group Co. Ltd. (H Shares)	2,994,400	5,706,780
TOTAL CHINA		310,669,958
Czech Republic - 0.1%
CEZ A/S	91,745	3,000,382
Egypt - 0.1%
Commercial International Bank SAE	1,225,572	1,642,545
Greece - 0.3%
Jumbo SA	202,238	2,876,010
National Bank of Greece SA (a)	1,225,942	4,446,341
TOTAL GREECE		7,322,351
Hong Kong - 1.8%
China Merchants Holdings International Co. Ltd.	3,042,823	3,566,270
China Overseas Land and Investment Ltd.	8,308,000	15,854,699
CITIC Pacific Ltd.	14,290,000	12,797,857
Lenovo Group Ltd.	15,590,000	12,472,556
TOTAL HONG KONG		44,691,382
Hungary - 0.2%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	731,624	4,386,907
India - 19.8%
Aurobindo Pharma Ltd.	627,677	4,080,507
Bajaj Auto Ltd.	155,048	6,877,422
Bank of Baroda	2,309,815	4,121,281
Cipla Ltd./India	1,134,792	16,003,336
Divi's Laboratories Ltd.	200,810	8,754,569
Dr. Reddy's Laboratories Ltd.	271,202	14,597,480
GAIL India Ltd.	6,093,099	6,720,222
HCL Technologies Ltd.	2,423,188	30,477,195
Hero Motocorp Ltd.	289,978	9,376,995
Indian Oil Corp. Ltd.	8,513,295	7,018,995
Indus Towers Ltd.	1,803,751	4,041,989
Infosys Ltd.	2,020,247	37,526,369
ITC Ltd.	6,603,994	27,818,467
Jindal Steel & Power Ltd.	888,220	4,934,138
Lupin Ltd.	537,704	4,540,409
Mahindra & Mahindra Ltd.	2,083,442	33,942,134
Maruti Suzuki India Ltd.	296,745	34,153,994
MRF Ltd.	4,641	5,088,785
NTPC Ltd.	10,599,831	22,165,146
Oil & Natural Gas Corp. Ltd.	8,145,197	13,189,945
Power Finance Corp. Ltd.	2,597,827	3,616,810
Power Grid Corp. of India Ltd.	5,219,971	14,386,765
REC Ltd.	2,767,984	3,429,050
Reliance Industries Ltd.	719,318	22,154,786
State Bank of India	3,801,320	26,349,329
Sun Pharmaceutical Industries Ltd.	2,410,392	29,610,143
Tata Motors Ltd. (a)	4,449,006	22,274,811
Tata Steel Ltd.	17,709,694	21,725,289
Tech Mahindra Ltd.	1,388,612	17,838,246
Vedanta Ltd.	2,904,810	9,853,475
Wipro Ltd.	3,303,988	15,460,383
TOTAL INDIA		482,128,465
Indonesia - 2.0%
PT Astra International Tbk	45,188,200	19,266,006
PT Indofood Sukses Makmur Tbk	9,800,100	4,052,614
PT Telkom Indonesia Persero Tbk	88,061,700	24,732,208
TOTAL INDONESIA		48,050,828
Korea (South) - 12.5%
GS Engineering & Construction Corp.	175,625	2,670,083
GS Holdings Corp.	207,501	6,687,390
Hana Financial Group, Inc.	670,311	19,372,200
Hankook Tire Co. Ltd.	177,017	4,532,951
HMM Co. Ltd.	818,759	10,956,406
Hyundai Mobis	147,795	22,676,838
Hyundai Steel Co.	190,724	3,754,830
Industrial Bank of Korea	615,344	4,505,188
KB Financial Group, Inc.	844,074	28,345,197
Kia Corp.	570,886	26,518,049
Korea Investment Holdings Co. Ltd.	104,560	3,629,843
Kumho Petro Chemical Co. Ltd.	44,045	4,042,468
LG Corp.	272,109	15,098,950
LG Display Co. Ltd.	495,178	4,410,230
POSCO	169,346	29,456,102
Samsung Electronics Co. Ltd.	2,082,077	86,648,666
Shinhan Financial Group Co. Ltd.	815,255	20,679,308
Woori Financial Group, Inc.	1,267,896	10,437,588
TOTAL KOREA (SOUTH)		304,422,287
Kuwait - 1.0%
Agility Public Warehousing Co. KSC	3,525,016	8,919,195
Mobile Telecommunication Co.	4,732,297	9,148,446
National Bank of Kuwait	965,713	3,359,815
National Industries Group Holding SAK	4,391,289	3,316,320
TOTAL KUWAIT		24,743,776
Luxembourg - 0.1%
Ternium SA sponsored ADR	109,543	3,153,743
Malaysia - 1.8%
Axiata Group Bhd	10,288,700	6,201,945
IHH Healthcare Bhd	7,073,200	8,901,341
Kuala Lumpur Kepong Bhd	1,279,500	5,867,081
PPB Group Bhd	1,588,000	5,609,052
Sime Darby Plantation Bhd	5,867,200	5,460,169
Tenaga Nasional Bhd	6,138,800	10,932,465
TOTAL MALAYSIA		42,972,053
Mexico - 2.1%
Alfa SA de CV Series A	6,315,700	4,191,766
America Movil S.A.B. de CV Series L	36,395,500	34,442,822
Arca Continental S.A.B. de CV	650,000	5,324,206
Fibra Uno Administracion SA de CV	6,366,500	7,429,136
Sitios Latinoamerica S.A.B. de CV (a)	1,818,265	530,438
TOTAL MEXICO		51,918,368
Philippines - 0.8%
Aboitiz Equity Ventures, Inc.	5,012,380	4,911,461
ACEN Corp.	1,474,290	159,823
Ayala Corp.	551,710	6,383,212
Metropolitan Bank & Trust Co.	3,987,430	3,569,063
PLDT, Inc.	173,935	4,890,190
TOTAL PHILIPPINES		19,913,749
Poland - 0.5%
KGHM Polska Miedz SA (Bearer)	223,414	4,476,610
Polski Koncern Naftowy Orlen SA	663,055	7,627,612
TOTAL POLAND		12,104,222
Qatar - 1.4%
Barwa Real Estate Co. (a)	4,252,783	3,970,471
Ooredoo QSC	1,714,980	4,600,907
Qatar National Bank SAQ (a)	4,741,440	25,961,231
TOTAL QATAR		34,532,609
Russia - 0.2%
Gazprom OAO (b)	9,889,350	1,551,796
Inter Rao Ues JSC (b)	63,735,100	526,932
Magnit OJSC (b)	135,409	4,172
Mobile TeleSystems OJSC sponsored ADR (b)	753,517	750,495
Sberbank of Russia (a)(b)	440,500	4,061
Surgutneftegas OJSC (b)	29,672,400	544,474
VTB Bank OJSC (a)(b)	9,075,720,096	519,971
TOTAL RUSSIA		3,901,901
Saudi Arabia - 4.6%
Almarai Co. Ltd.	558,192	8,363,484
Banque Saudi Fransi	949,344	10,914,468
Etihad Etisalat Co.	842,396	8,205,265
Jarir Marketing Co.	131,279	5,729,732
Riyad Bank	3,013,969	28,835,860
Saudi Electricity Co.	1,766,508	12,693,302
Saudi Telecom Co.	3,122,079	33,567,615
The Savola Group	584,174	4,555,175
TOTAL SAUDI ARABIA		112,864,901
Singapore - 0.2%
Yangzijiang Shipbuilding Holdings Ltd.	6,028,700	5,110,511
South Africa - 4.2%
Anglo American Platinum Ltd.	116,770	9,288,328
Aspen Pharmacare Holdings Ltd.	835,539	6,880,361
Foschini Group Ltd./The	739,199	4,624,232
Impala Platinum Holdings Ltd.	1,897,675	19,429,661
MTN Group Ltd.	3,762,608	26,596,095
MultiChoice Group Ltd. (d)	908,621	5,937,354
Pepkor Holdings Ltd. (c)	2,815,749	3,475,088
Sibanye-Stillwater Ltd.	6,001,409	14,056,644
Tiger Brands Ltd.	389,616	3,945,846
Woolworths Holdings Ltd.	2,349,382	8,069,276
TOTAL SOUTH AFRICA		102,302,885
Taiwan - 13.8%
Acer, Inc.	6,806,000	4,663,378
ASE Technology Holding Co. Ltd.	7,588,000	18,717,617
ASUSTeK Computer, Inc.	1,559,000	11,407,081
AUO Corp.	15,986,200	8,376,226
Catcher Technology Co. Ltd.	1,630,000	8,565,914
Cathay Financial Holding Co. Ltd.	10,727,000	12,571,483
Evergreen Marine Corp. (Taiwan)	2,268,300	9,669,847
Foxconn Technology Co. Ltd.	2,367,000	3,317,058
Fubon Financial Holding Co. Ltd.	16,196,215	25,609,443
Hon Hai Precision Industry Co. Ltd. (Foxconn)	10,644,000	33,825,572
Innolux Corp.	21,335,040	7,838,415
Macronix International Co. Ltd.	4,144,000	3,828,710
Nanya Technology Corp.	2,627,000	4,438,876
Novatek Microelectronics Corp.	1,263,000	9,437,062
Pegatron Corp.	4,708,000	8,612,017
Pou Chen Corp.	5,659,000	4,781,043
Powertech Technology, Inc.	1,594,000	3,686,749
Radiant Opto-Electronics Corp.	1,039,000	3,169,765
Shin Kong Financial Holding Co. Ltd.	31,580,309	7,832,904
Simplo Technology Co. Ltd.	392,000	3,117,381
Sino-American Silicon Products, Inc.	1,243,000	4,778,694
Taiwan Semiconductor Manufacturing Co. Ltd.	6,808,000	81,767,266
Uni-President Enterprises Corp.	9,959,000	20,224,298
United Microelectronics Corp.	20,562,000	24,700,860
Winbond Electronics Corp.	6,218,000	3,759,255
Yang Ming Marine Transport Corp.	3,898,000	7,275,364
TOTAL TAIWAN		335,972,278
Thailand - 1.8%
Bangkok Bank PCL:
(For. Reg.)	9,200	35,185
NVDR	1,270,100	4,857,394
Bank of Ayudhya PCL	79,200	66,095
Bank of Ayudhya PCL NVDR	3,696,300	3,084,703
Charoen Pokphand Foods PCL:
(For. Reg.)	83,100	55,152
(NVDR)	7,608,700	5,049,801
Kasikornbank PCL:
NVDR	2,605,800	9,999,916
(For. Reg.)	12,500	47,970
PTT Global Chemical PCL:
(For. Reg.)	78,100	89,298
NVDR	3,648,400	4,171,518
PTT Oil & Retail Business PCL NVDR	5,700,900	3,611,294
SCB X PCL NVDR unit	1,892,700	5,273,392
Thai Beverage PCL	19,066,900	7,744,750
TOTAL THAILAND		44,086,468
Turkey - 0.5%
Akbank TAS	6,534,513	5,132,336
Koc Holding A/S	2,207,910	6,594,936
TOTAL TURKEY		11,727,272
United Arab Emirates - 1.6%
Emaar Properties PJSC (a)	6,599,664	10,888,341
Emirates NBD Bank PJSC	5,499,713	19,839,154
Emirates Telecommunications Corp.	1,063,058	7,466,962
TOTAL UNITED ARAB EMIRATES		38,194,457
United States of America - 0.1%
360 DigiTech, Inc. ADR	229,611	2,332,848
TOTAL COMMON STOCKS (Cost $2,958,453,999)		2,349,751,658

Nonconvertible Preferred Stocks - 2.6%
	Shares	Value ($)
Brazil - 2.5%
Gerdau SA	2,558,800	12,755,609
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	8,162,400	47,105,052
TOTAL BRAZIL		59,860,661
Colombia - 0.1%
Bancolombia SA (PN)	463,194	2,930,866
Russia - 0.0%
AK Transneft OAO (b)	2,792	1,214,891
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $61,671,874)		64,006,418

Government Obligations - 0.1%
	Principal Amount (e)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (f) (Cost $1,894,488)	1,900,000	1,881,901

Money Market Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	19,451,280	19,455,170
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	1,612,236	1,612,397
TOTAL MONEY MARKET FUNDS (Cost $21,067,567)		21,067,567

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $3,043,087,928)	2,436,707,544
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(3,802,645)
NET ASSETS - 100.0%	2,432,904,899

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	460	Dec 2022	19,632,800	(182,137)	(182,137)

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $45,576,023 or 1.9% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,058,817.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	20,250,590	923,585,592	924,381,012	407,960	-	-	19,455,170	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	6,606,250	221,712,137	226,705,990	158,955	-	-	1,612,397	0.0%
Total	26,856,840	1,145,297,729	1,151,087,002	566,915	-	-	21,067,567

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	238,658,617	154,360,822	83,474,060	823,735
Consumer Discretionary	329,396,600	296,055,300	33,341,300	-
Consumer Staples	133,645,574	133,641,402	-	4,172
Energy	130,407,286	104,926,416	22,169,709	3,311,161
Financials	558,386,027	347,665,452	210,196,543	524,032
Health Care	99,074,926	84,477,446	14,597,480	-
Industrials	127,559,322	116,264,649	11,294,673	-
Information Technology	462,430,671	317,374,315	145,056,356	-
Materials	215,866,029	152,923,622	62,942,407	-
Real Estate	40,270,046	40,270,046	-	-
Utilities	78,062,978	77,376,223	159,823	526,932

Government Obligations	1,881,901	-	1,881,901	-

Money Market Funds	21,067,567	21,067,567	-	-
Total Investments in Securities:	2,436,707,544	1,846,403,260	585,114,252	5,190,032
Derivative Instruments:

Liabilities
Futures Contracts	(182,137)	(182,137)	-	-
Total Liabilities	(182,137)	(182,137)	-	-
Total Derivative Instruments:	(182,137)	(182,137)	-	-

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Energy
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(651,526)
Net Unrealized Gain (Loss) on Investment Securities	(64,619,935)
Cost of Purchases	18,685,572
Proceeds of Sales	(4,756,982)
Amortization/Accretion	-
Transfers into Level 3	54,654,032
Transfers out of Level 3	-
Ending Balance	$3,311,161
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(64,619,935)
Other Investments in Securities
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(81,914)
Net Unrealized Gain (Loss) on Investment Securities	(31,879,961)
Cost of Purchases	10,951,382
Proceeds of Sales	(389,309)
Amortization/Accretion	-
Transfers into Level 3	23,278,673
Transfers out of Level 3	-
Ending Balance	$1,878,871
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(31,879,961)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(182,137)
Total Equity Risk	0	(182,137)
Total Value of Derivatives	0	(182,137)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $981,496) - See accompanying schedule:
Unaffiliated issuers (cost $3,022,020,361)	$2,415,639,977
Fidelity Central Funds (cost $21,067,567)	21,067,567

Total Investment in Securities (cost $3,043,087,928)		$2,436,707,544
Foreign currency held at value (cost $1,991,567)		1,978,550
Receivable for fund shares sold		5,551,917
Dividends receivable		2,978,423
Distributions receivable from Fidelity Central Funds		120,554
Prepaid expenses		3,456
Other receivables		4,123
Total assets		2,447,344,567
Liabilities
Payable for investments purchased	$612,755
Payable for fund shares redeemed	5,239,003
Accrued management fee	306,643
Payable for daily variation margin on futures contracts	60,046
Deferred taxes	6,054,685
Other payables and accrued expenses	554,139
Collateral on securities loaned	1,612,397
Total Liabilities		14,439,668
Net Assets		$2,432,904,899
Net Assets consist of:
Paid in capital		$3,105,475,059
Total accumulated earnings (loss)		(672,570,160)
Net Assets		$2,432,904,899
Net Asset Value , offering price and redemption price per share ($2,432,904,899 ÷ 238,405,794 shares)		$10.20

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$148,040,880
Interest		26,054
Income from Fidelity Central Funds (including $158,955 from security lending)		566,915
Income before foreign taxes withheld		148,633,849
Less foreign taxes withheld		(16,513,679)
Total Income		132,120,170
Expenses
Management fee	$3,833,657
Custodian fees and expenses	1,573,036
Independent trustees' fees and expenses	8,188
Registration fees	170,110
Audit	75,470
Legal	2,336
Interest	6,921
Miscellaneous	9,120
Total Expenses		5,678,838
Net Investment income (loss)		126,441,332
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $1,574,974)	(147,287,075)
Foreign currency transactions	(3,185,384)
Futures contracts	(9,590,754)
Total net realized gain (loss)		(160,063,213)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,358,105)	(723,993,382)
Assets and liabilities in foreign currencies	(3,419)
Futures contracts	(14,320)
Total change in net unrealized appreciation (depreciation)		(724,011,121)
Net gain (loss)		(884,074,334)
Net increase (decrease) in net assets resulting from operations		$(757,633,002)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$126,441,332	$50,228,082
Net realized gain (loss)	(160,063,213)	49,414,723
Change in net unrealized appreciation (depreciation)	(724,011,121)	83,259,274
Net increase (decrease) in net assets resulting from operations	(757,633,002)	182,902,079
Distributions to shareholders	(110,523,013)	(13,732,853)
Share transactions
Proceeds from sales of shares	1,475,059,590	949,000,000
Reinvestment of distributions	110,523,013	13,732,853
Cost of shares redeemed	(254,572,119)	(28)
Net increase (decrease) in net assets resulting from share transactions	1,331,010,484	962,732,825
Total increase (decrease) in net assets	462,854,469	1,131,902,051

Net Assets
Beginning of period	1,970,050,430	838,148,379
End of period	$2,432,904,899	$1,970,050,430

Other Information
Shares
Sold	116,250,779	65,341,811
Issued in reinvestment of distributions	8,108,805	1,030,995
Redeemed	(23,481,271)	(2)
Net increase (decrease)	100,878,313	66,372,804

Financial Highlights
Fidelity® SAI Emerging Markets Value Index Fund

Years ended October 31,	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$14.32	$11.78	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.61	.51	.19
Net realized and unrealized gain (loss)	(4.04)	2.22	1.59
Total from investment operations	(3.43)	2.73	1.78
Distributions from net investment income	(.37)	(.17)	-
Distributions from net realized gain	(.32)	(.02)	-
Total distributions	(.69)	(.19)	-
Net asset value, end of period	$10.20	$14.32	$11.78
Total Return D,E	(25.19)%	23.32%	17.80%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.22%	.22%	.27% H,I
Expenses net of fee waivers, if any	.22%	.22%	.25% I
Expenses net of all reductions	.22%	.22%	.25% I
Net investment income (loss)	4.95%	3.53%	3.43% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,432,905	$1,970,050	$838,148
Portfolio turnover rate J	30%	33%	17% K

A For the period May 12, 2020 (commencement of operations) through October 31, 2020.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Audit fees are not annualized.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Amount not annualized.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity SAI Emerging Markets Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$141,283,952
Gross unrealized depreciation	(774,573,163)
Net unrealized appreciation (depreciation)	$(633,289,211)
Tax Cost	$3,069,996,755

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$100,201,121
Capital loss carryforward	$(133,416,706)
Net unrealized appreciation (depreciation) on securities and other investments	$(633,299,890)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(102,356,221)
Long-term	$(31,060,485)
Total capital loss carryforward	$(133,416,706)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$96,324,436	$13,163,616
Long-term Capital Gains	14,198,577	569,237
Total	$110,523,013	$13,732,853

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Value Index Fund	2,073,407,751	741,508,042

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Value Index Fund	Borrower	$18,748,542.53%		$6,668

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Emerging Markets Value Index Fund	$4,242

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Emerging Markets Value Index Fund	$16,566	$-	$-

9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Value Index Fund	$2,259,600.81%		$253

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Emerging Markets Fund	Strategic Advisers Fidelity Emerging Markets Fund
Fidelity SAI Emerging Markets Value Index Fund	31%	60%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI Emerging Markets Value Index Fund	91%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Emerging Markets Value Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Emerging Markets Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2022 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the two years in the period ended October 31, 2022 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2022
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® SAI Emerging Markets Value Index Fund	.22%
Actual		$ 1,000	$ 818.60	$ 1.01
Hypothetical- B		$ 1,000	$ 1,024.10	$ 1.12

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 34% of the dividend distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3723 and $0.0546 for the dividend paid December 13, 2021.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Emerging Markets Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity and Geode had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools.  The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period. No performance peer group information was considered by the Board as Fidelity advised the Board that the peer group, which is created by a third-party provider, includes a number of actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and equal to the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked above the similar sales load structure group competitive median for 2021 and above the ASPG competitive median for 2021. The Board considered that, when compared to a subset of each group that excludes funds in a fund complex with a unique at-cost service model, the fund would not be above the competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% through February 28, 2023.

Fees Charged to Other Clients . The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9900583.102
EMV-ANN-1222
Fidelity® SAI International Quality Index Fund

Annual Report
October 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Life of Fund A
Fidelity® SAI International Quality Index Fund	-23.94%	4.46%

A     From May 12, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Quality Index Fund on May 12, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Quality Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

15,500
15,000
14,000
13,000
12,000
11,000
$10,000
2020
2021
2022
Period Ending Values
$11,138 Fidelity® SAI International Quality Index Fund
$11,236 Fidelity International Quality Focus Index℠
$11,073 MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year, the fund returned -23.94%, roughly in line with the -23.62% result of the benchmark, the Fidelity International Quality Focus Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) By region, Europe ex U.K. returned -24% and detracted most, followed by Japan (-23%). By sector, stocks in information technology returned -36% and detracted most, followed by industrials, which returned -30%. Health care (-17%) and financials (-28%) also hurt. Consumer discretionary (-28%) and consumer staples (-17%) detracted, with the latter hurt by the household & personal products industry (-30%). Other notable detractors included the real estate (-46%), communication services (-11%), materials (-5%) and utilities (-18%) sectors. In contrast, energy gained 9% and contributed. Turning to individual stocks, the biggest individual detractor was ASML Holding (-41%), from the semiconductors & semiconductor equipment category. In software & services, Adyen (-52%) and SAP (-31%) hurt. Hong Kong Exchanges and Clearing, within the diversified financials industry, returned -55% and hindered the fund. Another noteworthy detractor was Keyence (-37%), a stock in the technology hardware & equipment segment. Conversely, the top contributor was BHP (+2%), from the materials sector. In materials, Fortescue Metals (+27%) was helpful and Lasertec (+25%), from the semiconductors & semiconductor equipment group, also contributed. Imperial Brands, within the food, beverage & tobacco industry, rose about 21% and Zurich Insurance, within the insurance category, gained 5% and boosted the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.9
Novartis AG (Switzerland, Pharmaceuticals)	3.4
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	3.4
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.4
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	3.2
SAP SE (Germany, Software)	2.9
BHP Group Ltd. (Australia, Metals & Mining)	2.6
Diageo PLC (United Kingdom, Beverages)	2.6
Keyence Corp. (Japan, Electronic Equipment & Components)	2.6
L'Oreal SA (France, Personal Products)	2.4
30.4

Market Sectors (% of Fund's net assets)

Health Care	21.9
Information Technology	14.2
Industrials	13.9
Financials	10.3
Materials	9.1
Consumer Discretionary	8.8
Consumer Staples	8.1
Communication Services	7.5
Energy	2.1
Real Estate	1.4
Utilities	1.0

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.3%
	Shares	Value ($)
Australia - 5.6%
ASX Ltd.	21,816	944,727
Aurizon Holdings Ltd.	207,336	480,093
BHP Group Ltd.	349,180	8,344,468
JB Hi-Fi Ltd.	12,319	338,124
Medibank Private Ltd.	310,377	557,877
NIB Holdings Ltd.	51,677	220,478
REA Group Ltd.	5,798	450,940
Rio Tinto Ltd.	41,874	2,362,411
SEEK Ltd.	39,810	549,778
Sonic Healthcare Ltd.	54,138	1,134,805
Telstra Group Ltd.	457,397	1,146,890
Whitehaven Coal Ltd.	106,525	615,293
WiseTech Global Ltd.	18,374	683,550
TOTAL AUSTRALIA		17,829,434
Bailiwick of Jersey - 1.2%
Experian PLC	109,372	3,487,356
Man Group PLC	166,154	412,912
TOTAL BAILIWICK OF JERSEY		3,900,268
Belgium - 0.6%
Sofina SA	1,776	346,639
UCB SA	14,261	1,075,611
Warehouses de Pauw	15,937	409,178
TOTAL BELGIUM		1,831,428
Bermuda - 0.2%
CK Infrastructure Holdings Ltd.	65,000	308,867
Orient Overseas International Ltd.	19,500	284,936
TOTAL BERMUDA		593,803
Denmark - 5.7%
Coloplast A/S Series B	13,399	1,493,589
Demant A/S (a)	10,901	297,906
Genmab A/S (a)	7,411	2,854,775
Novo Nordisk A/S Series B	97,601	10,612,280
Novozymes A/S Series B	23,585	1,238,680
Pandora A/S	10,756	566,902
Ringkjoebing Landbobank A/S	3,202	348,492
Royal Unibrew A/S	4,677	267,113
SimCorp A/S	4,496	268,532
TOTAL DENMARK		17,948,269
Finland - 1.2%
Elisa Corp. (A Shares)	17,013	822,329
Kojamo OYJ	17,015	221,455
Kone OYJ (B Shares)	45,509	1,863,403
Orion Oyj (B Shares)	12,042	553,969
Valmet Corp.	18,773	427,262
TOTAL FINLAND		3,888,418
France - 9.8%
bioMerieux SA	5,345	472,968
Edenred SA	28,157	1,445,847
Gaztransport et Technigaz SA	2,889	336,040
Hermes International SCA	3,930	5,089,749
Ipsen SA	4,540	466,612
Kering SA	8,298	3,800,163
L'Oreal SA	24,273	7,621,829
La Francaise des Jeux SAEM (b)	14,043	457,974
LVMH Moet Hennessy Louis Vuitton SE	16,079	10,145,767
Remy Cointreau SA	2,656	407,105
Sartorius Stedim Biotech	2,705	858,637
TOTAL FRANCE		31,102,691
Germany - 4.6%
Beiersdorf AG	3,714	356,526
Deutsche Borse AG	21,439	3,486,405
Encavis AG	13,054	243,177
LEG Immobilien AG	8,220	537,120
Nemetschek SE	6,235	297,982
Rational AG	577	325,596
SAP SE	94,654	9,110,720
Vantage Towers AG	10,852	305,433
TOTAL GERMANY		14,662,959
Hong Kong - 1.4%
Hong Kong Exchanges and Clearing Ltd.	134,400	3,567,462
Power Assets Holdings Ltd.	154,000	736,683
TOTAL HONG KONG		4,304,145
Israel - 0.4%
NICE Ltd. (a)	7,350	1,393,225
Italy - 0.6%
FinecoBank SpA	68,822	927,702
Italgas SpA	54,111	278,873
Recordati SpA	11,326	425,667
Reply SpA	2,527	274,954
TOTAL ITALY		1,907,196
Japan - 24.5%
Astellas Pharma, Inc.	206,700	2,852,085
Bandai Namco Holdings, Inc.	25,000	1,654,729
BayCurrent Consulting, Inc.	16,000	450,856
Capcom Co. Ltd.	18,300	510,128
Chugai Pharmaceutical Co. Ltd.	72,000	1,668,374
CyberAgent, Inc.	46,200	380,301
Daito Trust Construction Co. Ltd.	7,800	771,633
Disco Corp.	3,300	792,293
Hamamatsu Photonics K.K.	16,600	752,440
Hirose Electric Co. Ltd.	3,700	480,494
Hoya Corp.	41,300	3,853,778
Japan Exchange Group, Inc.	59,600	783,251
Japan Tobacco, Inc.	124,100	2,078,357
Kakaku.com, Inc.	14,600	247,531
KDDI Corp.	184,700	5,459,173
Keyence Corp.	21,500	8,143,381
Kobayashi Pharmaceutical Co. Ltd.	6,600	350,651
Konami Group Corp.	11,300	496,244
M3, Inc.	48,200	1,441,186
MS&AD Insurance Group Holdings, Inc.	52,900	1,400,856
Nabtesco Corp.	13,700	291,607
Nexon Co. Ltd.	52,800	886,658
Nihon M&A Center Holdings, Inc.	33,800	382,564
Nintendo Co. Ltd.	131,800	5,350,961
Nippon Shinyaku Co. Ltd.	6,900	382,367
Nippon Telegraph & Telephone Corp.	134,800	3,717,879
Nissan Chemical Corp.	16,000	720,939
NOF Corp.	9,200	316,783
OBIC Co. Ltd.	7,500	1,128,316
Ono Pharmaceutical Co. Ltd.	54,900	1,290,766
Otsuka Holdings Co. Ltd.	62,100	1,990,585
Recruit Holdings Co. Ltd.	191,300	5,886,525
Shimadzu Corp.	31,100	820,925
SHIMANO, Inc.	9,400	1,454,587
Shin-Etsu Chemical Co. Ltd.	38,600	4,011,696
Shionogi & Co. Ltd.	32,000	1,485,992
SMC Corp.	6,900	2,769,676
Sompo Holdings, Inc.	39,200	1,632,641
Square Enix Holdings Co. Ltd.	9,900	442,086
Sysmex Corp.	19,100	1,031,203
TechnoPro Holdings, Inc.	12,200	292,682
Tokio Marine Holdings, Inc.	230,100	4,164,223
Trend Micro, Inc.	15,900	803,047
USS Co. Ltd.	25,100	379,298
Yakult Honsha Co. Ltd.	18,100	1,003,020
ZOZO, Inc.	12,600	268,193
TOTAL JAPAN		77,472,960
Luxembourg - 0.1%
SES SA (France) (depositary receipt)	43,156	306,134
Netherlands - 7.1%
Adyen BV (a)(b)	3,492	4,985,177
Arcadis NV	8,360	284,040
ASML Holding NV (Netherlands)	22,591	10,597,148
BE Semiconductor Industries NV	8,510	434,966
Ferrari NV (Italy)	14,434	2,845,748
Wolters Kluwer NV	29,615	3,147,668
TOTAL NETHERLANDS		22,294,747
New Zealand - 0.3%
Fisher & Paykel Healthcare Corp.	65,022	740,198
Ryman Healthcare Ltd.	47,295	230,427
TOTAL NEW ZEALAND		970,625
Norway - 1.9%
Aker BP ASA	34,892	1,112,259
Equinor ASA	121,229	4,416,824
Gjensidige Forsikring ASA	21,375	390,444
TOTAL NORWAY		5,919,527
Singapore - 0.2%
Singapore Exchange Ltd.	92,300	549,001
Spain - 0.4%
Enagas SA (c)	28,087	455,962
Red Electrica Corporacion SA	48,887	790,782
TOTAL SPAIN		1,246,744
Sweden - 2.8%
Atlas Copco AB (A Shares)	449,590	4,798,588
Epiroc AB (A Shares)	109,759	1,680,241
Fastighets AB Balder (a)	71,121	267,287
Sagax AB	20,337	375,015
Swedish Match Co. AB	172,041	1,769,423
TOTAL SWEDEN		8,890,554
Switzerland - 15.7%
ABB Ltd. (Reg.)	144,042	4,000,090
Accelleron Industries Ltd. (a)	7,188	121,888
Belimo Holding AG (Reg.)	1,110	452,269
Bucher Industries AG	750	252,709
Ems-Chemie Holding AG	763	479,661
Geberit AG (Reg.)	4,048	1,800,144
Kuehne & Nagel International AG	5,722	1,219,429
Nestle SA (Reg. S)	7,792	848,228
Novartis AG	134,884	10,910,870
Partners Group Holding AG	2,559	2,298,462
Roche Holding AG (participation certificate)	36,800	12,210,168
Schindler Holding AG (participation certificate)	6,728	1,096,865
SGS SA (Reg.)	684	1,507,886
Sonova Holding AG	5,984	1,414,503
Straumann Holding AG	12,924	1,229,995
Swisscom AG	2,862	1,412,779
Temenos Group AG	7,573	451,499
VAT Group AG (b)	3,043	695,300
Zurich Insurance Group Ltd.	16,972	7,233,024
TOTAL SWITZERLAND		49,635,769
United Kingdom - 14.0%
3i Group PLC	109,777	1,462,052
Admiral Group PLC	30,785	712,086
Anglo American PLC (United Kingdom)	150,898	4,520,031
Antofagasta PLC	38,948	525,044
Auto Trader Group PLC (b)	109,262	654,018
Big Yellow Group PLC	19,548	252,423
Computacenter PLC	10,051	208,629
Diageo PLC	201,934	8,310,092
Games Workshop Group PLC	3,703	271,782
GSK PLC	355,609	5,825,266
Hargreaves Lansdown PLC	40,093	350,909
IG Group Holdings PLC	48,699	444,271
Imperial Brands PLC	107,113	2,609,176
Indivior PLC (a)	15,852	301,591
Persimmon PLC	36,022	539,096
RELX PLC (London Stock Exchange)	223,669	6,007,860
Rightmove PLC	98,716	555,889
Rio Tinto PLC	119,691	6,255,250
Rotork PLC	97,189	285,551
Safestore Holdings PLC	23,800	246,600
Sage Group PLC	123,804	1,031,899
Schroders PLC	80,936	363,566
Segro PLC	135,645	1,221,128
St. James's Place PLC	60,917	744,005
Tritax Big Box REIT PLC	210,802	339,172
Wise PLC (a)	47,362	361,193
TOTAL UNITED KINGDOM		44,398,579
TOTAL COMMON STOCKS (Cost $329,610,459)		311,046,476

Government Obligations - 0.1%
	Principal Amount (d)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (e) (Cost $299,130)	300,000	297,142

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	3,033,504	3,034,111
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	650,885	650,950
TOTAL MONEY MARKET FUNDS (Cost $3,685,061)		3,685,061

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $333,594,650)	315,028,679
NET OTHER ASSETS (LIABILITIES) - 0.4%	1,261,865
NET ASSETS - 100.0%	316,290,544

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	60	Dec 2022	5,267,700	228,491	228,491

The notional amount of futures purchased as a percentage of Net Assets is 1.7%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,792,469 or 2.1% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $297,142.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	6,762,264	84,759,761	88,487,914	22,562	-	-	3,034,111	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	-	27,023,406	26,372,456	18,772	-	-	650,950	0.0%
Total	6,762,264	111,783,167	114,860,370	41,334	-	-	3,685,061

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	23,695,151	7,957,231	15,737,920	-
Consumer Discretionary	27,812,112	12,411,595	15,400,517	-
Consumer Staples	25,621,520	2,027,889	23,593,631	-
Energy	6,480,416	2,063,592	4,416,824	-
Financials	33,341,485	15,408,435	17,933,050	-
Health Care	69,106,173	15,972,194	53,133,979	-
Industrials	44,293,084	11,998,777	32,294,307	-
Information Technology	44,466,217	19,773,172	24,693,045	-
Materials	28,774,963	13,987,986	14,786,977	-
Real Estate	4,641,011	4,641,011	-	-
Utilities	2,814,344	1,567,600	1,246,744	-

Government Obligations	297,142	-	297,142	-

Money Market Funds	3,685,061	3,685,061	-	-
Total Investments in Securities:	315,028,679	111,494,543	203,534,136	-
Derivative Instruments:

Assets
Futures Contracts	228,491	228,491	-	-
Total Assets	228,491	228,491	-	-
Total Derivative Instruments:	228,491	228,491	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	228,491	0
Total Equity Risk	228,491	0
Total Value of Derivatives	228,491	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $449,672) - See accompanying schedule:
Unaffiliated issuers (cost $329,909,589)	$311,343,618
Fidelity Central Funds (cost $3,685,061)	3,685,061

Total Investment in Securities (cost $333,594,650)		$315,028,679
Foreign currency held at value (cost $313,306)		316,058
Receivable for fund shares sold		56,411
Dividends receivable		594,586
Reclaims receivable		1,199,074
Distributions receivable from Fidelity Central Funds		4,230
Prepaid expenses		487
Total assets		317,199,525
Liabilities
Payable for fund shares redeemed	$112,106
Accrued management fee	38,893
Payable for daily variation margin on futures contracts	48,000
Other payables and accrued expenses	59,032
Collateral on securities loaned	650,950
Total Liabilities		908,981
Net Assets		$316,290,544
Net Assets consist of:
Paid in capital		$358,825,363
Total accumulated earnings (loss)		(42,534,819)
Net Assets		$316,290,544
Net Asset Value , offering price and redemption price per share ($316,290,544 ÷ 31,897,369 shares)		$9.92

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$14,462,059
Foreign Tax Reclaims		801,029
Income from Fidelity Central Funds (including $18,772 from security lending)		41,334
Income before foreign taxes withheld		15,304,422
Less foreign taxes withheld		(1,922,520)
Total Income		13,381,902
Expenses
Management fee	$696,500
Custodian fees and expenses	84,252
Independent trustees' fees and expenses	1,580
Registration fees	23,821
Audit	46,539
Legal	561
Interest	6,316
Miscellaneous	1,963
Total Expenses		861,532
Net Investment income (loss)		12,520,370
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(29,802,098)
Foreign currency transactions	(423,184)
Futures contracts	(1,109,626)
Total net realized gain (loss)		(31,334,908)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(106,016,210)
Assets and liabilities in foreign currencies	(124,584)
Futures contracts	83,982
Total change in net unrealized appreciation (depreciation)		(106,056,812)
Net gain (loss)		(137,391,720)
Net increase (decrease) in net assets resulting from operations		$(124,871,350)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,520,370	$8,838,979
Net realized gain (loss)	(31,334,908)	56,989,236
Change in net unrealized appreciation (depreciation)	(106,056,812)	67,282,760
Net increase (decrease) in net assets resulting from operations	(124,871,350)	133,110,975
Distributions to shareholders	(57,966,562)	(4,741,796)
Share transactions
Proceeds from sales of shares	58,623,756	211,498,578
Reinvestment of distributions	57,912,763	4,739,668
Cost of shares redeemed	(205,609,251)	(229,953,190)
Net increase (decrease) in net assets resulting from share transactions	(89,072,732)	(13,714,944)
Total increase (decrease) in net assets	(271,910,644)	114,654,235

Net Assets
Beginning of period	588,201,188	473,546,953
End of period	$316,290,544	$588,201,188

Other Information
Shares
Sold	4,925,582	14,999,451
Issued in reinvestment of distributions	4,434,362	379,477
Redeemed	(18,012,279)	(17,607,218)
Net increase (decrease)	(8,652,335)	(2,228,290)

Financial Highlights
Fidelity® SAI International Quality Index Fund

Years ended October 31,	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$14.51	$11.07	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.32	.24	.08
Net realized and unrealized gain (loss)	(3.44)	3.32	.99
Total from investment operations	(3.12)	3.56	1.07
Distributions from net investment income	(.24)	(.10)	-
Distributions from net realized gain	(1.24)	(.02)	-
Total distributions	(1.47) D	(.12)	-
Net asset value, end of period	$9.92	$14.51	$11.07
Total Return E,F	(23.94)%	32.28%	10.70%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.19%	.19%	.23% I,J
Expenses net of fee waivers, if any	.19%	.19%	.20% J
Expenses net of all reductions	.19%	.19%	.20% J
Net investment income (loss)	2.70%	1.78%	1.55% J
Supplemental Data
Net assets, end of period (000 omitted)	$316,291	$588,201	$473,547
Portfolio turnover rate K	47%	78%	30% L

A For the period May 12, 2020 (commencement of operations) through October 31, 2020.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Audit fees are not annualized.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Amount not annualized.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity SAI International Quality Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.   When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), certain corporate actions, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 21,708,565
Gross unrealized depreciation	(42,363,696)
Net unrealized appreciation (depreciation)	$(20,655,131)
Tax Cost	$335,683,810

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,673,810
Capital loss carryforward	$(31,419,962)
Net unrealized appreciation (depreciation) on securities and other investments	$(20,788,665)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(31,419,962)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$ 45,978,919	$ 4,741,796
Long-term Capital Gains	11,987,643	-
Total	$57,966,562	$4,741,796

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Quality Index Fund	217,377,526	348,293,935

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Quality Index Fund	Borrower	$ 10,321,444	1.22%	$6,316

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity SAI International Quality Index Fund	$830

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Quality Index Fund	$1,978	$-	$-

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity SAI International Quality Index Fund	29%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI International Quality Index Fund	29%

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Quality Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Quality Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2022 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the two years in the period ended October 31, 2022 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® SAI International Quality Index Fund	.19%
Actual		$ 1,000	$ 870.90	$ .90
Hypothetical- B		$ 1,000	$ 1,024.25	$ .97

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund designates 22% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2799 and $0.0268 for the dividend paid December 13, 2021.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International Quality Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity and Geode had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period. No performance peer group information was considered by the Board as Fidelity advised the Board that the peer group, which is created by a third-party provider, includes a number of actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Historical Management Fees (BP) vs. Competitive Medians (BP):

SAI Intl Quality Index Fd
Management Fee Median
Asset-Sized Peer Group Median (ASPG)
23
15
15
15
15
15
2017
2018
2019
2020
2021

	2017	2018	2019	2020	2021
Management Fee %	-	-	-	38%	46%
Funds	-	-	-	61	57
ASPG Quartile	-	-	-	2nd	2nd

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and equal to the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked equal to the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.20% through February 28, 2023.

Fees Charged to Other Clients . The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9900585.102
IQI-ANN-1222
Fidelity® Series Global ex U.S. Index Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Global ex U.S. Index Fund	-24.57%	-0.57%	3.28%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Global ex U.S. Index Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$13,806 Fidelity® Series Global ex U.S. Index Fund
$14,010 MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from the Geode Capital Management, LLC, passive equity index team :
For the fiscal year ending October 31, 2022, the fund returned -24.57%, roughly in line with the -24.61% result of the benchmark MSCI All Country World ex US Index (Net MA). (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) By region, emerging markets returned -29.84% and detracted most, followed by Europe ex U.K. (-25.44%). By sector, stocks in the information technology sector returned roughly -37% and detracted most, followed by consumer discretionary, which returned roughly -37%, hampered by the retailing industry (-49%). Financials returned about -18% and industrials detracted -25%. Communication services returned -34%, hurt by the media & entertainment industry (-51%). Health care returned -20%, especially in the pharmaceuticals, biotechnology & life sciences industry (-15%). Consumer staples detracted, returning -18%, hampered by the food, beverage & tobacco industry (-16%). The materials sector (-19%) also detracted. Real estate (-33%) and utilities (-16%) also hurt. From a sector standpoint, energy gained approximately 4% and contributed most. Turning to individual stocks, the biggest individual detractor was Taiwan Semiconductor (-42%), from the semiconductors & semiconductor equipment industry, followed by Tencent Holdings (-56%), which is in the media & entertainment category. Within retailing, Alibaba Group Holding returned roughly -63% and hurt. Other detractors were ASML Holding (-41%), a stock in the semiconductors & semiconductor equipment group, and Shopify (-77%), from the software & services segment. Conversely, the biggest individual contributor was Shell (+24%), from the energy sector. In energy, Petroleo Brasileiro, also known as Petrobras (+100%); Canadian National Resources (+49%); BP (+20%); and TotalEnergies (+14%) all benefited the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	1.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.1
Shell PLC (London) (United Kingdom, Oil, Gas & Consumable Fuels)	1.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	0.9
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.9
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	0.9
Novartis AG (Switzerland, Pharmaceuticals)	0.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.9
10.4

Market Sectors (% of Fund's net assets)

Financials	22.7
Industrials	12.1
Information Technology	10.6
Consumer Discretionary	10.4
Health Care	10.2
Consumer Staples	9.1
Materials	7.7
Energy	7.0
Communication Services	5.6
Utilities	2.8
Real Estate	1.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 96.9%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value ($)
Australia - 4.9%
Ampol Ltd.	337,473	5,877,993
APA Group unit	1,682,260	11,309,365
Aristocrat Leisure Ltd.	868,178	20,586,085
ASX Ltd.	280,988	12,167,990
Aurizon Holdings Ltd.	2,635,813	6,103,312
Australia & New Zealand Banking Group Ltd.	4,291,271	70,307,063
BHP Group Ltd.	7,286,064	174,117,432
BlueScope Steel Ltd.	701,728	7,060,573
Brambles Ltd.	2,055,251	15,355,010
Cochlear Ltd.	95,533	12,203,815
Coles Group Ltd.	1,933,608	20,197,472
Commonwealth Bank of Australia	2,455,748	164,433,355
Computershare Ltd.	774,737	12,522,814
CSL Ltd.	694,897	124,670,798
Dexus unit	1,579,200	7,838,650
Dominos Pizza Enterprises Ltd.	90,235	3,679,575
Endeavour Group Ltd.	1,962,614	8,976,010
Evolution Mining Ltd.	2,675,993	3,560,334
Fortescue Metals Group Ltd.	2,436,721	22,956,362
Goodman Group unit	2,420,605	26,321,780
IDP Education Ltd.	288,560	5,461,645
Insurance Australia Group Ltd.	3,563,820	11,170,028
Lendlease Group unit	962,618	5,350,768
Macquarie Group Ltd.	524,041	56,816,879
Medibank Private Ltd.	4,015,399	7,217,344
Mineral Resources Ltd.	245,236	11,471,553
Mirvac Group unit	5,585,285	7,395,339
National Australia Bank Ltd.	4,616,158	95,887,052
Newcrest Mining Ltd.	1,284,971	14,231,415
Northern Star Resources Ltd.	1,694,120	9,471,047
Orica Ltd.	657,803	5,840,200
Origin Energy Ltd.	2,493,817	8,885,097
Qantas Airways Ltd. (a)	1,295,925	4,841,000
QBE Insurance Group Ltd.	2,133,646	16,704,989
Ramsay Health Care Ltd.	263,657	9,877,725
REA Group Ltd.	75,051	5,837,095
Reece Ltd.	332,257	3,300,563
Rio Tinto Ltd.	533,139	30,078,172
Santos Ltd.	4,646,339	22,681,842
Scentre Group unit	7,511,976	13,934,603
SEEK Ltd.	490,553	6,774,558
Sonic Healthcare Ltd.	655,150	13,732,816
South32 Ltd.	6,652,964	15,263,692
Stockland Corp. Ltd. unit	3,487,964	8,031,874
Suncorp Group Ltd.	1,821,086	13,291,026
Telstra Group Ltd.	5,872,066	14,723,783
The GPT Group unit	2,713,853	7,481,798
The Lottery Corp. Ltd. (a)	3,266,315	8,963,090
Transurban Group unit	4,389,079	37,227,110
Treasury Wine Estates Ltd.	1,084,754	8,985,525
Vicinity Centres unit	5,602,127	6,969,714
Washington H. Soul Pattinson & Co. Ltd.	315,693	5,642,009
Wesfarmers Ltd.	1,625,124	47,159,549
Westpac Banking Corp.	5,038,929	77,710,169
WiseTech Global Ltd.	205,528	7,646,062
Woodside Energy Group Ltd.	2,734,285	62,928,495
Woolworths Group Ltd.	1,757,328	37,116,952
TOTAL AUSTRALIA		1,456,348,366
Austria - 0.1%
Erste Group Bank AG	501,772	12,366,144
OMV AG	210,055	9,681,851
Verbund AG	98,624	7,724,115
Voestalpine AG	170,478	3,703,078
TOTAL AUSTRIA		33,475,188
Bailiwick of Jersey - 0.6%
Experian PLC	1,331,544	42,456,648
Ferguson PLC	311,613	33,984,726
Glencore PLC	14,204,241	81,433,961
WPP PLC	1,575,402	13,863,775
TOTAL BAILIWICK OF JERSEY		171,739,110
Belgium - 0.5%
Ageas	235,248	8,143,909
Anheuser-Busch InBev SA NV	1,258,477	62,949,538
D'ieteren Group	35,932	5,976,299
ELIA GROUP SA/NV	46,408	5,865,840
Groupe Bruxelles Lambert SA	143,628	10,588,752
KBC Group NV	360,288	18,056,107
Proximus	221,367	2,321,107
Sofina SA (b)	22,034	4,300,582
Solvay SA Class A	107,904	9,729,480
UCB SA	181,295	13,673,856
Umicore SA	305,281	10,063,868
Warehouses de Pauw	230,410	5,915,716
TOTAL BELGIUM		157,585,054
Bermuda - 0.2%
Alibaba Health Information Technology Ltd. (a)	6,308,000	2,667,961
Alibaba Pictures Group Ltd. (a)	14,390,000	531,629
Beijing Enterprises Water Group Ltd.	6,350,000	1,334,773
China Gas Holdings Ltd.	4,165,200	3,693,132
China Resource Gas Group Ltd.	1,365,000	3,495,251
China Ruyi Holdings Ltd. (a)(b)	6,848,000	1,073,047
CK Infrastructure Holdings Ltd.	889,131	4,224,976
Cosco Shipping Ports Ltd.	2,234,345	1,101,567
Credicorp Ltd. (United States)	103,324	15,122,501
Hongkong Land Holdings Ltd.	1,582,345	6,092,028
Hopson Development Holdings Ltd.	1,081,872	868,293
Jardine Matheson Holdings Ltd.	228,864	10,532,321
Kunlun Energy Co. Ltd.	5,794,000	3,461,793
Nine Dragons Paper (Holdings) Ltd.	2,092,000	1,239,265
Orient Overseas International Ltd.	195,000	2,849,363
Shenzhen International Holdings Ltd.	1,789,236	1,203,514
TOTAL BERMUDA		59,491,414
Brazil - 1.2%
Ambev SA	6,347,730	19,661,926
Americanas SA	890,295	2,678,382
Atacadao SA	737,600	2,778,762
B3 SA - Brasil Bolsa Balcao	8,743,775	25,458,596
Banco Bradesco SA	516,238	1,662,995
Banco BTG Pactual SA unit	1,696,700	9,505,856
Banco do Brasil SA	1,233,800	8,842,373
Banco Santander SA (Brasil) unit	526,800	3,037,093
BB Seguridade Participacoes SA	1,012,600	5,820,171
BRF SA (a)	850,691	2,068,469
CCR SA	1,601,900	4,019,093
Centrais Eletricas Brasileiras SA (Electrobras)	1,528,430	14,741,338
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	494,600	5,754,614
Companhia Siderurgica Nacional SA (CSN)	940,600	2,236,099
Cosan SA	1,718,432	5,608,898
CPFL Energia SA	327,700	2,247,049
Energisa SA unit	277,300	2,603,093
ENGIE Brasil Energia SA	355,450	2,767,631
Equatorial Energia SA	1,476,700	8,584,900
Hapvida Participacoes e Investimentos SA (c)	6,713,644	10,137,726
Hypera SA	571,400	5,620,527
JBS SA	1,106,100	5,344,740
Klabin SA unit	1,067,200	4,466,724
Localiza Rent a Car SA	3,193	43,604
Localiza Rent a Car SA	1,068,076	14,585,632
Lojas Renner SA	1,466,909	8,775,044
Magazine Luiza SA	4,266,532	3,692,072
Natura & Co. Holding SA (a)	1,322,019	3,826,190
Petro Rio SA (a)	1,004,200	6,880,000
Petroleo Brasileiro SA - Petrobras (ON)	4,465,111	28,750,284
Raia Drogasil SA	1,595,600	8,127,042
Rede D'Oregon Sao Luiz SA (c)	562,500	3,503,170
Rumo SA	1,882,000	8,066,495
Suzano Papel e Celulose SA	1,063,795	10,956,131
Telefonica Brasil SA	722,140	5,775,163
TIM SA	1,335,603	3,413,021
Totvs SA	728,200	4,674,690
Ultrapar Participacoes SA	1,070,100	2,778,055
Vale SA	5,161,147	67,073,429
Vale SA sponsored ADR	620,044	8,023,369
Vibra Energia SA	1,737,150	6,137,448
Weg SA	2,421,632	18,883,620
TOTAL BRAZIL		369,611,514
British Virgin Islands - 0.0%
VK Co. Ltd. unit (a)(d)	120,267	53,579
Canada - 8.3%
Agnico Eagle Mines Ltd. (Canada)	658,154	28,952,302
Air Canada (a)	254,672	3,665,811
Algonquin Power & Utilities Corp. (b)	922,721	10,213,699
Alimentation Couche-Tard, Inc. Class A (multi-vtg.) (b)	1,196,718	53,583,733
AltaGas Ltd. (b)	392,292	7,074,991
ARC Resources Ltd.	974,395	13,718,131
Bank of Montreal (b)	967,408	89,110,750
Bank of Nova Scotia	1,723,551	83,308,866
Barrick Gold Corp. (Canada)	2,570,525	38,661,179
Bausch Health Cos., Inc. (Canada) (a)	378,494	2,461,524
BCE, Inc.	105,554	4,761,106
BlackBerry Ltd. (a)(b)	798,335	3,709,370
Brookfield Asset Management, Inc. (Canada) Class A	2,025,850	80,225,058
Brookfield Renewable Corp. (b)	196,759	6,113,560
BRP, Inc.	53,728	3,592,383
CAE, Inc. (a)	458,172	8,744,061
Cameco Corp. (b)	618,890	14,677,826
Canadian Apartment Properties (REIT) unit (b)	116,516	3,608,331
Canadian Imperial Bank of Commerce (b)	1,300,261	59,050,279
Canadian National Railway Co.	844,059	99,997,154
Canadian Natural Resources Ltd.	1,663,495	99,771,848
Canadian Pacific Railway Ltd. (b)	1,336,933	99,665,222
Canadian Tire Ltd. Class A (non-vtg.) (b)	80,136	8,981,514
Canadian Utilities Ltd. Class A (non-vtg.)	173,629	4,619,996
CCL Industries, Inc. Class B	222,414	10,448,487
Cenovus Energy, Inc. (Canada)	2,000,492	40,440,085
CGI, Inc. Class A (sub. vtg.) (a)	308,152	24,822,256
Constellation Software, Inc.	28,885	41,766,266
Dollarama, Inc. (b)	395,271	23,486,760
Emera, Inc. (b)	379,051	14,047,994
Empire Co. Ltd. Class A (non-vtg.)	249,493	6,409,700
Enbridge, Inc.	2,918,714	113,719,190
Fairfax Financial Holdings Ltd. (sub. vtg.)	32,896	16,156,189
First Quantum Minerals Ltd.	841,320	14,839,740
FirstService Corp. (b)	57,253	7,157,308
Fortis, Inc.	681,292	26,579,565
Franco-Nevada Corp.	276,637	34,180,869
George Weston Ltd.	107,828	11,868,322
GFL Environmental, Inc.	253,538	6,843,023
Gildan Activewear, Inc. (b)	269,043	8,489,858
Great-West Lifeco, Inc.	413,591	9,575,117
Hydro One Ltd. (c)	468,302	11,742,354
iA Financial Corp, Inc.	155,620	8,660,850
IGM Financial, Inc.	111,051	2,972,826
Imperial Oil Ltd.	335,050	18,226,267
Intact Financial Corp. (b)	253,506	38,520,407
Ivanhoe Mines Ltd. (a)(b)	861,359	5,974,854
Keyera Corp. (b)	321,628	6,893,631
Kinross Gold Corp.	1,901,584	6,895,310
Lightspeed Commerce, Inc. (Canada) (a)	193,756	3,713,414
Loblaw Companies Ltd. (b)	241,910	19,820,159
Lundin Mining Corp.	952,893	4,994,059
Magna International, Inc. Class A (sub. vtg.)	404,422	22,537,320
Manulife Financial Corp. (b)	2,775,826	46,007,378
Metro, Inc. (b)	355,591	18,628,495
National Bank of Canada	487,429	33,188,178
Northland Power, Inc. (b)	349,670	10,174,272
Nutrien Ltd.	794,127	67,098,733
Nuvei Corp. (a)(c)	100,208	3,015,765
Onex Corp. (sub. vtg.)	108,203	5,446,089
Open Text Corp.	387,158	11,213,899
Pan American Silver Corp.	306,598	4,899,435
Parkland Corp. (b)	222,578	4,499,430
Pembina Pipeline Corp. (b)	799,592	26,399,712
Power Corp. of Canada (sub. vtg.) (b)	810,512	20,126,708
Quebecor, Inc. Class B (sub. vtg.)	226,488	4,269,249
Restaurant Brands International, Inc.	304,188	18,074,664
Restaurant Brands International, Inc. (b)	113,857	6,760,829
RioCan (REIT) (b)	230,372	3,282,211
Ritchie Bros. Auctioneers, Inc. (b)	159,347	10,409,868
Rogers Communications, Inc. Class B (non-vtg.) (b)	510,664	21,257,207
Royal Bank of Canada (b)	2,040,101	188,758,198
Saputo, Inc. (b)	360,133	8,765,743
Shaw Communications, Inc. Class B	675,357	17,345,573
Shopify, Inc. Class A (a)	1,646,010	56,435,664
Sun Life Financial, Inc.	852,174	36,192,452
Suncor Energy, Inc.	2,071,821	71,263,282
TC Energy Corp.	1,414,504	62,130,818
Teck Resources Ltd. Class B (sub. vtg.)	690,802	21,028,046
TELUS Corp.	670,375	13,999,463
TFI International, Inc. (Canada)	118,696	10,804,486
The Toronto-Dominion Bank	2,618,085	167,556,671
Thomson Reuters Corp.	245,634	26,123,911
TMX Group Ltd.	80,648	7,753,716
Toromont Industries Ltd.	118,431	9,101,718
Tourmaline Oil Corp.	459,430	25,886,040
West Fraser Timber Co. Ltd.	84,913	6,375,565
Wheaton Precious Metals Corp.	654,516	21,412,837
WSP Global, Inc. (b)	177,850	21,858,703
TOTAL CANADA		2,477,595,882
Cayman Islands - 4.1%
3SBio, Inc. (c)	2,282,000	1,610,553
AAC Technology Holdings, Inc. (a)(b)	1,139,500	2,087,315
Airtac International Group	201,456	4,621,983
Alibaba Group Holding Ltd. (a)	21,859,124	169,952,650
Anta Sports Products Ltd.	1,760,200	15,472,512
Autohome, Inc. ADR Class A	111,645	2,916,167
Baidu, Inc. Class A (a)	3,194,198	30,622,788
BeiGene Ltd. ADR (a)(b)	68,821	11,623,179
Bilibili, Inc. Class Z (a)	262,184	2,336,425
Bosideng International Holdings Ltd.	5,252,000	2,268,162
Budweiser Brewing Co. APAC Ltd. (c)	2,643,058	5,562,454
Chailease Holding Co. Ltd.	1,925,243	8,893,818
China Conch Venture Holdings Ltd.	2,332,500	3,440,962
China Feihe Ltd. (c)	5,487,000	3,159,535
China Hongqiao Group Ltd.	3,614,500	2,564,798
China Huishan Dairy Holdings Co. Ltd. (a)(d)	958,000	1
China Liansu Group Holdings Ltd.	1,380,000	1,119,872
China Literature Ltd. (a)(c)	614,400	1,655,432
China Medical System Holdings Ltd.	1,986,000	2,168,252
China Meidong Auto Holding Ltd.	794,000	1,043,878
China Mengniu Dairy Co. Ltd.	4,585,000	14,690,177
China Overseas Property Holdings Ltd.	1,950,000	1,227,188
China Resources Cement Holdings Ltd.	3,592,000	1,299,584
China Resources Land Ltd.	4,644,465	14,555,278
China Resources Microelectronics Ltd. (A Shares)	85,320	591,862
China Resources Mixc Lifestyle Services Ltd. (c)	1,031,800	3,023,243
China State Construction International Holdings Ltd.	3,051,750	2,744,754
ChinaSoft International Ltd.	4,268,000	2,827,336
Chow Tai Fook Jewellery Group Ltd.	2,931,600	5,019,422
CIFI Holdings Group Co. Ltd. (b)(d)	5,274,679	349,421
CK Asset Holdings Ltd.	2,863,639	15,832,799
CK Hutchison Holdings Ltd.	3,892,223	19,374,839
Country Garden Holdings Co. Ltd.	11,562,866	1,487,773
Country Garden Services Holdings Co. Ltd.	2,823,000	2,467,088
Dali Foods Group Co. Ltd. (c)	2,386,500	982,005
Daqo New Energy Corp. ADR (a)	87,563	3,851,896
Dongyue Group Co. Ltd.	2,041,000	1,773,279
ENN Energy Holdings Ltd.	1,138,900	11,324,218
ESR Group Ltd. (c)	2,838,791	4,846,050
Futu Holdings Ltd. ADR (a)	88,056	2,981,576
GDS Holdings Ltd. Class A (a)	1,204,620	1,344,538
Geely Automobile Holdings Ltd.	8,784,000	9,444,620
Genscript Biotech Corp. (a)	1,774,000	4,483,787
Grab Holdings Ltd. (a)	1,878,203	4,883,328
Greentown China Holdings Ltd.	1,192,000	1,134,349
Greentown Service Group Co. Ltd.	2,078,000	852,415
H World Group Ltd. ADR	274,655	7,437,657
Haidilao International Holding Ltd. (a)(b)(c)	1,683,000	2,499,956
Haitian International Holdings Ltd.	896,000	1,794,363
Hansoh Pharmaceutical Group Co. Ltd. (c)	1,754,000	2,708,207
Hengan International Group Co. Ltd.	956,500	3,710,411
HUTCHMED China Ltd. sponsored ADR (a)(b)	119,954	1,060,393
Hygeia Healthcare Holdings Co. (a)(c)	511,400	2,215,080
Innovent Biologics, Inc. (a)(c)	1,474,000	5,220,258
Inter & Co., Inc. unit	1	3
iQIYI, Inc. ADR (a)(b)	466,290	941,906
JD Health International, Inc. (a)(c)	1,609,450	8,826,740
JD.com, Inc. Class A	3,105,249	56,548,199
Jinxin Fertility Group Ltd. (c)	2,110,000	1,040,263
Jiumaojiu International Holdings Ltd. (b)(c)	1,046,000	1,641,694
JOYY, Inc. ADR	66,473	1,677,114
Kanzhun Ltd. ADR (a)	254,227	2,778,701
KE Holdings, Inc. ADR (a)	956,113	9,733,230
Kingboard Chemical Holdings Ltd.	907,500	2,238,214
Kingboard Laminates Holdings Ltd.	1,246,000	995,257
Kingdee International Software Group Co. Ltd. (a)	3,717,000	6,080,052
Kingsoft Corp. Ltd.	1,422,800	4,304,842
Kuaishou Technology Class B (a)(c)	2,526,900	10,397,772
Li Ning Co. Ltd.	3,388,500	17,526,017
Longfor Properties Co. Ltd. (c)	2,642,500	3,366,392
Lufax Holding Ltd. ADR	945,129	1,502,755
Meituan Class B (a)(c)	6,341,390	101,529,116
Microport Scientific Corp. (a)(b)	873,300	1,844,581
Ming Yuan Cloud Group Holdings Ltd.	835,000	384,011
Minth Group Ltd.	1,066,000	2,104,935
NetEase, Inc.	2,969,235	32,944,415
New Oriental Education & Technology Group, Inc. (a)	2,204,230	5,161,535
NIO, Inc. sponsored ADR (a)	1,981,559	19,161,676
Parade Technologies Ltd.	116,000	2,190,240
Pinduoduo, Inc. ADR (a)	728,464	39,941,681
Ping An Healthcare and Technology Co. Ltd. (a)(b)(c)	750,800	1,384,977
Pop Mart International Group Ltd. (b)(c)	778,800	1,008,020
RLX Technology, Inc. ADR (a)(b)	595,818	744,773
Sands China Ltd. (a)	3,422,465	5,973,231
Sany Heavy Equipment International Holdings Co. Ltd.	1,388,000	1,138,741
Sea Ltd. ADR (a)	520,834	25,875,033
Seazen Group Ltd. (a)	2,464,000	395,513
Shenzhou International Group Holdings Ltd.	1,177,100	8,172,609
Silergy Corp.	457,000	5,299,126
Sino Biopharmaceutical Ltd.	14,934,000	7,248,545
SITC International Holdings Co. Ltd.	1,994,000	3,266,749
Smoore International Holdings Ltd. (b)(c)	2,459,000	2,615,741
Sunny Optical Technology Group Co. Ltd.	1,041,500	9,028,947
TAL Education Group ADR (a)	629,441	2,964,667
Tencent Holdings Ltd.	9,009,600	236,743,403
Tencent Music Entertainment Group ADR (a)	1,019,953	3,682,030
Tingyi (Cayman Islands) Holding Corp.	2,972,000	4,649,400
Tongcheng Travel Holdings Ltd. (a)	1,865,600	2,909,040
Topsports International Holdings Ltd. (c)	2,839,000	1,432,222
Trip.com Group Ltd. ADR (a)	784,464	17,752,420
Uni-President China Holdings Ltd.	1,822,000	1,346,251
Vinda International Holdings Ltd.	534,000	1,001,380
Vipshop Holdings Ltd. ADR (a)	596,310	4,156,281
Want Want China Holdings Ltd.	7,030,000	4,621,200
Weibo Corp. sponsored ADR (a)	97,242	1,100,779
WH Group Ltd. (c)	11,934,743	6,036,056
Wharf Real Estate Investment Co. Ltd.	2,406,349	9,487,875
Wuxi Biologics (Cayman), Inc. (a)(c)	5,194,500	23,373,393
Xiaomi Corp. Class B (a)(c)	22,098,400	24,801,985
Xinyi Glass Holdings Ltd.	2,567,467	3,303,512
Xinyi Solar Holdings Ltd.	7,143,450	7,089,166
XPeng, Inc. ADR (a)(b)	599,883	3,971,225
XTEP International Holdings Ltd.	1,817,000	1,666,622
Yadea Group Holdings Ltd. (c)	1,854,000	2,829,543
Yihai International Holding Ltd.	658,000	1,083,024
Zai Lab Ltd. ADR (a)	122,928	2,738,836
Zhen Ding Technology Holding Ltd.	893,230	2,935,524
Zhongsheng Group Holdings Ltd. Class H	906,500	3,441,389
ZTO Express, Inc. sponsored ADR	612,392	10,343,301
TOTAL CAYMAN ISLANDS		1,225,633,756
Chile - 0.1%
Banco de Chile	63,271,730	5,786,664
Banco de Credito e Inversiones	75,417	2,101,445
Banco Santander Chile	92,084,682	3,298,847
Cencosud SA	2,048,633	2,757,566
Compania Cervecerias Unidas SA	171,887	942,782
Compania Sud Americana de Vapores SA	21,100,968	1,464,879
Empresas CMPC SA	1,436,384	2,279,032
Empresas COPEC SA	553,603	3,815,079
Enel Americas SA	30,558,774	3,027,699
Enel Chile SA	40,992,693	1,442,456
Falabella SA	1,021,353	1,997,024
TOTAL CHILE		28,913,473
China - 3.0%
360 Security Technology, Inc. (A Shares)	788,800	764,724
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	245,200	486,512
A-Living Smart City Services C (H Shares) (c)	1,230,000	697,292
Advanced Micro-Fabrication Equipment, Inc., China (A Shares) (a)	44,288	673,092
AECC Aero-Engine Control Co. Ltd. (A Shares)	93,600	384,505
AECC Aviation Power Co. Ltd.	210,452	1,401,688
Agricultural Bank of China Ltd.:
(A Shares)	7,033,200	2,658,072
(H Shares)	43,592,000	12,442,617
Aier Eye Hospital Group Co. Ltd. (A Shares)	544,219	1,840,667
Air China Ltd.:
(A Shares) (a)	1,259,700	1,668,008
(H Shares) (a)	1,500,000	1,043,359
Aluminum Corp. of China Ltd.:
(A shares)	950,100	502,182
(H Shares)	7,618,000	2,171,754
Amlogic Shanghai Co. Ltd. (A Shares) (a)	32,787	257,523
Angel Yeast Co. Ltd. (A Shares)	62,600	310,133
Anhui Conch Cement Co. Ltd.:
(A Shares)	254,100	844,808
(H Shares)	2,079,500	5,351,309
Anhui Gujing Distillery Co. Ltd.:
(A Shares)	26,500	715,071
(B Shares)	158,900	1,873,079
Anhui Honglu Steel Construction Group Co. Ltd.	48,100	224,465
Anhui Kouzi Distillery Co. Ltd. (A Shares)	31,400	174,136
Anhui Yingjia Distillery Co. Ltd. (A Shares)	55,900	360,527
Anjoy Foods Group Co. Ltd. (A Shares)	25,400	467,209
Apeloa Pharmaceutical Co. Ltd. A Shares	82,100	234,061
Asia - Potash International Investment Guangzhou Co. Ltd. (A Shares) (a)	71,600	250,010
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	28,000	549,004
Avary Holding Shenzhen Co. Ltd. (A Shares)	140,500	572,358
AVIC Capital Co. Ltd. (A Shares)	584,900	242,677
AVIC Electromechanical Systems Co. Ltd. (A Shares)	261,500	418,950
AviChina Industry & Technology Co. Ltd. (H Shares)	3,945,000	1,728,841
Avicopter PLC (A Shares)	44,100	265,099
Bank of Beijing Co. Ltd. (A Shares)	1,592,200	880,813
Bank of Changsha Co. Ltd. (A Shares)	913,500	805,562
Bank of Chengdu Co. Ltd. (A Shares)	282,000	525,934
Bank of China Ltd.:
(A Shares)	4,596,600	1,894,558
(H Shares)	113,402,024	36,524,232
Bank of Communications Co. Ltd.:
(A Shares)	753,200	458,960
(H Shares)	16,182,200	7,895,616
Bank of Hangzhou Co. Ltd. (A Shares)	550,431	912,750
Bank of Jiangsu Co. Ltd. (A Shares)	1,168,460	1,107,196
Bank of Nanjing Co. Ltd. (A Shares)	813,800	1,150,011
Bank of Ningbo Co. Ltd. (A Shares)	517,910	1,685,021
Bank of Shanghai Co. Ltd. (A Shares)	1,062,500	811,835
Baoshan Iron & Steel Co. Ltd. (A Shares)	1,730,800	1,139,978
BBMG Corp. (A Shares)	647,300	206,522
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	2,426,000	1,313,498
Beijing Dabeinong Technology Group Co. Ltd. (A Shares) (a)	343,300	430,600
Beijing Easpring Material Technology Co. Ltd. (A Shares)	36,400	294,025
Beijing Enlight Media Co. Ltd. (A Shares)	320,100	294,989
Beijing Kingsoft Office Software, Inc. (A Shares)	35,642	1,418,964
Beijing New Building Materials PLC (A Shares)	140,800	382,323
Beijing Originwater Technology Co. Ltd. (A Shares)	317,500	204,771
Beijing Roborock Technology Co. Ltd. (A Shares)	7,058	227,139
Beijing Shiji Information Technology Co. Ltd. (A Shares)	120,652	208,827
Beijing Shunxin Agriculture Co. Ltd.	56,300	157,732
Beijing Sinnet Technology Co. Ltd. (A Shares)	89,100	105,657
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	130,336	368,901
Beijing Tongrentang Co. Ltd. (A Shares)	98,400	656,862
Beijing United Information Technology Co. Ltd. (A Shares)	44,080	748,459
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	45,385	780,063
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. (A Shares)	18,400	289,294
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	3,385,800	2,067,763
Betta Pharmaceuticals Co. Ltd. (A Shares)	24,800	155,227
BGI Genomics Co. Ltd.	27,800	211,158
Bloomage Biotechnology Corp. Ltd. (A Shares)	28,949	420,149
BOC International China Co. Ltd.	219,400	315,750
BOE Technology Group Co. Ltd. (A Shares)	3,560,100	1,628,221
BTG Hotels Group Co. Ltd.	106,500	316,894
By-Health Co. Ltd. (A Shares)	80,300	192,643
BYD Co. Ltd.:
(A Shares)	115,300	3,894,487
(H Shares)	1,257,000	28,135,637
Caitong Securities Co. Ltd.	377,560	369,655
CanSino Biologics, Inc.:
(A Shares)	20,069	521,175
(H Shares) (b)(c)	133,600	1,242,450
CECEP Solar Energy Co. Ltd. (A Shares)	288,800	267,331
CECEP Wind-Power Corp. (A Shares)	460,100	269,650
CGN Power Co. Ltd. (H Shares) (c)	19,827,000	4,016,094
Chacha Food Co. Ltd. (A Shares)	27,900	168,785
Changchun High & New Technology Industry Group, Inc. (A Shares)	30,200	669,512
Changjiang Securities Co. Ltd. (A Shares)	330,800	235,998
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	21,800	365,498
Chaozhou Three-Circle Group Co. (A Shares)	157,900	614,052
Chengtun Mining Group Co. Ltd. (A Shares)	267,800	203,154
Chengxin Lithium Group Co. Ltd. (A Shares)	69,300	410,131
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)	124,100	319,813
China Baoan Group Co. Ltd. (A Shares)	225,800	357,426
China Cinda Asset Management Co. Ltd. (H Shares)	12,363,000	1,149,732
China CITIC Bank Corp. Ltd.:
(A Shares)	308,300	182,796
(H Shares)	12,822,293	4,835,118
China Coal Energy Co. Ltd. (H Shares)	2,871,000	2,114,028
China Communications Services Corp. Ltd. (H Shares)	2,958,000	825,262
China Construction Bank Corp.:
(A Shares)	4,020,200	2,939,636
(H Shares)	135,462,649	71,888,464
China CSSC Holdings Ltd. (A Shares)	351,900	1,277,902
China Eastern Airlines Corp. Ltd. (A Shares) (a)	920,600	605,086
China Energy Engineering Corp. Ltd. (A Shares)	2,557,000	801,809
China Everbright Bank Co. Ltd.:
(A Shares)	4,317,300	1,607,999
(H Shares)	2,628,000	679,628
China Galaxy Securities Co. Ltd. (H Shares)	6,703,000	2,510,535
China Great Wall Securities Co. Ltd. (A Shares)	296,800	328,382
China Greatwall Technology Group Co. Ltd. (A Shares)	235,100	358,949
China International Capital Corp. Ltd.	179,500	851,426
China International Capital Corp. Ltd. (H Shares) (c)	2,045,200	2,845,169
China Jushi Co. Ltd. (A Shares)	360,740	577,943
China Life Insurance Co. Ltd.:
(A Shares)	318,500	1,160,101
(H Shares)	10,515,000	11,466,162
China Longyuan Power Grid Corp. Ltd. (H Shares)	4,855,000	5,547,935
China Meheco Co. Ltd. (A Shares)	116,620	201,529
China Merchants Bank Co. Ltd.:
(A Shares)	716,800	2,632,458
(H Shares)	6,752,691	22,194,547
China Merchants Energy Shipping Co. Ltd. (A Shares)	685,000	653,775
China Merchants Securities Co. Ltd. (A Shares)	539,200	922,921
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	672,000	1,206,359
China Minmetals Rare Earth Co. Ltd. (A Shares) (a)	78,500	310,006
China Minsheng Banking Corp. Ltd.:
(A Shares)	1,905,200	860,913
(H Shares)	11,564,832	3,359,107
China National Building Materials Co. Ltd. (H Shares)	5,718,000	3,321,687
China National Chemical Engineering Co. Ltd. (A Shares)	500,000	484,054
China National Nuclear Power Co. Ltd. (A Shares)	1,311,500	1,082,905
China Northern Rare Earth Group High-Tech Co. Ltd.	271,200	898,690
China Oilfield Services Ltd. (H Shares)	2,852,000	3,211,822
China Pacific Insurance (Group) Co. Ltd.	109,600	285,597
China Pacific Insurance (Group) Co. Ltd. (H Shares)	4,858,400	7,835,680
China Petroleum & Chemical Corp.:
(A Shares)	3,312,500	1,846,099
(H Shares)	36,009,800	14,271,636
China Railway Group Ltd.:
(A Shares)	2,481,900	1,695,858
(H Shares)	5,686,000	2,470,080
China Railway Signal & Communications Corp. (A Shares)	645,958	400,689
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	79,400	592,980
China Shenhua Energy Co. Ltd.:
(A Shares)	215,300	826,365
(H Shares)	5,380,000	14,153,115
China Southern Airlines Ltd.:
(A Shares) (a)	1,705,500	1,508,651
(H Shares) (a)	1,256,000	648,029
China State Construction Engineering Corp. Ltd. (A Shares)	3,265,840	2,124,189
China Suntien Green Energy Corp. Ltd. (H Shares)	3,012,000	1,143,460
China Three Gorges Renewables Group Co. Ltd. (A Shares)	2,089,600	1,593,760
China Tourism Group Duty Free Corp. Ltd. (A Shares)	153,200	3,364,027
China Tower Corp. Ltd. (H Shares) (c)	63,984,000	5,787,346
China United Network Communications Ltd. (A Shares)	3,229,800	1,486,003
China Vanke Co. Ltd.:
(A Shares)	599,400	1,109,681
(H Shares)	2,744,400	3,524,176
China Yangtze Power Co. Ltd. (A Shares)	1,760,400	4,883,773
China Zhenhua (Group) Science & Technology Co. Ltd. (A Shares)	41,200	760,769
China Zheshang Bank Co. Ltd. (a)	1,543,400	583,300
Chongqing Brewery Co. Ltd. (A Shares)	41,600	497,976
Chongqing Changan Automobile Co. Ltd. (A Shares)	667,164	1,031,410
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	50,600	155,966
Chongqing Rural Commercial Bank Co. Ltd.:
(A Shares)	198,300	94,766
(H Shares)	354,000	107,332
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	126,000	1,473,442
CITIC Securities Co. Ltd.:
(A Shares)	410,405	967,160
(H Shares)	4,405,275	6,588,565
Cmoc Group Ltd.:
(A Shares)	384,300	218,385
(H Shares)	7,611,000	2,453,081
CNGR Advanced Material Co. Ltd.	32,400	320,012
CNNC Hua Yuan Titanium Dioxide Co. Ltd. (A Shares)	303,775	277,865
Contemporary Amperex Technology Co. Ltd.	188,600	9,629,759
COSCO Shipping Development Co. Ltd. (A Shares)	962,000	321,418
COSCO Shipping Energy Transportation Co. Ltd. (A Shares) (a)	331,800	768,289
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares)	634,170	975,192
(H Shares)	5,273,100	5,689,828
CRRC Corp. Ltd.:
(A Shares)	5,254,900	3,417,926
(H Shares)	409,000	124,008
CSC Financial Co. Ltd. (A Shares)	347,500	1,123,454
Daan Gene Co. Ltd.	79,840	195,476
Daqin Railway Co. Ltd. (A Shares)	1,014,000	890,022
DaShenLin Pharmaceutical Group Co. Ltd.	64,980	324,326
DHC Software Co. Ltd. (A Shares)	423,600	357,887
Do-Fluoride New Materials Co. Ltd. (A Shares)	70,000	298,580
Dong-E-E-Jiao Co. Ltd. (A Shares)	53,400	274,499
Dongfang Electric Corp. Ltd. (A Shares)	234,924	746,633
Dongfeng Motor Group Co. Ltd. (H Shares)	3,948,000	1,785,481
Dongxing Securities Co. Ltd. (A Shares)	241,600	257,053
East Money Information Co. Ltd. (A Shares)	1,030,317	2,202,310
Ecovacs Robotics Co. Ltd. Class A	39,000	311,342
ENN Natural Gas Co. Ltd. (A Shares)	198,700	421,186
Eve Energy Co. Ltd. (A shares)	154,929	1,761,671
Everbright Securities Co. Ltd. (A Shares)	327,700	629,114
Fangda Carbon New Material Co. Ltd. (A Shares) (a)	224,487	184,744
FAW Jiefang Group Co. Ltd. (A Shares)	197,100	187,845
Fiberhome Telecommunication Technologies Co. Ltd. (A Shares)	89,200	168,313
First Capital Securities Co. Ltd. (A Shares)	329,900	250,715
Flat Glass Group Co. Ltd.	119,000	278,639
Flat Glass Group Co. Ltd. (A Shares) (a)	402,900	1,892,326
Focus Media Information Technology Co. Ltd. (A Shares)	1,281,840	786,351
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	283,386	2,315,858
Founder Securities Co. Ltd. (A Shares)	658,900	571,121
Foxconn Industrial Internet Co. Ltd. (A Shares)	607,594	682,232
Fujian Sunner Development Co. Ltd. A Shares	99,100	297,996
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	124,600	570,373
(H Shares) (c)	959,200	3,439,832
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	8,100	282,445
Ganfeng Lithium Group Co. Ltd. (A Shares)	266,160	2,879,947
GCL System Integration Technology Co. Ltd. (a)	431,700	193,301
GD Power Development Co. Ltd. (A Shares) (a)	1,884,200	1,127,491
GEM Co. Ltd. (A Shares)	320,500	326,517
Gemdale Corp. (A Shares)	395,000	422,969
GF Securities Co. Ltd.:
(A Shares)	70,600	131,767
(H Shares)	2,468,000	2,512,127
Giant Network Group Co. Ltd. (A Shares)	218,200	231,260
Gigadevice Semiconductor Beijing, Inc. (A Shares)	47,384	533,799
Ginlong Technologies Co. Ltd. (A Shares)	30,650	783,993
GoerTek, Inc. (A Shares)	269,000	798,576
Gotion High-tech Co. Ltd. (A Shares)	141,600	582,656
Great Wall Motor Co. Ltd.:
(A Shares)	160,400	640,467
(H Shares)	4,776,000	5,214,286
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	229,700	901,765
GRG Banking Equipment Co. Ltd. (A Shares)	127,700	164,720
Guangdong Haid Group Co. Ltd. (A Shares)	133,400	1,054,903
Guangdong Kinlong Hardware Products Co. Ltd. (A Shares)	27,500	298,313
Guanghui Energy Co. Ltd. (A Shares)	564,800	795,046
Guangzhou Automobile Group Co. Ltd.	400,600	621,506
Guangzhou Automobile Group Co. Ltd. (H Shares)	4,541,526	2,765,537
Guangzhou Baiyunshan Pharma Health (A Shares)	79,500	293,815
Guangzhou Haige Communications Group (A Shares)	113,500	131,328
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	24,900	257,630
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	33,100	294,881
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	152,040	884,813
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)	383,716	292,664
Guolian Securities Co. Ltd.	235,800	301,898
Guosen Securities Co. Ltd. (A Shares)	542,800	640,696
Guotai Junan Securities Co. Ltd. (A Shares)	649,900	1,176,475
Guoyuan Securities Co. Ltd. (A Shares)	410,900	351,658
Haier Smart Home Co. Ltd.	3,520,000	8,807,119
Haier Smart Home Co. Ltd. (A Shares)	369,300	1,051,834
Haitong Securities Co. Ltd.:
(A Shares)	65,000	75,121
(H Shares)	6,476,400	3,168,215
Hanergy Mobile Energy Holding (a)(d)	1,902,000	2
Hangzhou First Applied Material Co. Ltd. (A Shares)	102,300	897,361
Hangzhou Lion Electronics Co. Ltd. (A Shares)	57,500	337,147
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	77,000	443,787
Hangzhou Robam Appliances Co. Ltd. (A Shares)	60,000	168,426
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	116,100	499,191
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)	123,207	1,406,195
(H Shares) (c)	17,200	116,899
Heilongjiang Agriculture Co. Ltd. (A Shares)	97,800	184,809
Henan Shenhuo Coal & Power Co. Ltd. (A Shares)	194,800	374,241
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	278,200	867,792
Hengli Petrochemical Co. Ltd. (A Shares)	457,560	961,121
Hengtong Optic-electric Co. Ltd. (A Shares)	265,400	706,847
Hengyi Petrochemical Co. Ltd. (A Shares)	307,010	281,664
Hesteel Co. Ltd. (A Shares)	773,200	229,750
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	34,200	398,342
Hongfa Technology Co. Ltd. (A Shares)	80,020	375,945
Hoshine Silicon Industry Co. Ltd. (A Shares)	42,000	550,384
Huadian Power International Corp. Ltd. (A Shares)	733,000	545,015
Huadong Medicine Co. Ltd. (A Shares)	147,160	824,776
Huafon Chemical Co. Ltd. (A Shares)	302,200	275,596
Huagong Tech Co. Ltd. (A Shares)	79,200	181,871
Huaibei Mining Holdings Co. Ltd. (A Shares)	207,400	370,048
Hualan Biological Engineer, Inc. (A Shares)	139,050	337,586
Huaneng Power International, Inc.:
(A Shares) (a)	1,038,600	952,857
(H Shares) (a)	5,480,000	1,961,718
Huatai Securities Co. Ltd.:
(A Shares)	246,600	404,196
(H Shares) (c)	2,628,400	2,574,942
HUAXI Securities Co. Ltd.	261,200	262,527
Huaxia Bank Co. Ltd. (A Shares)	1,436,764	942,379
Huaxin Cement Co. Ltd. (A Shares)	72,800	133,779
Huayu Automotive Systems Co. Ltd. (A Shares)	273,200	627,362
Hubei Xingfa Chemicals Group Co. Ltd. (A Shares)	94,200	364,654
Huizhou Desay SV Automotive Co. Ltd.	43,300	614,260
Humanwell Healthcare Group Co. Ltd. (A Shares)	139,700	383,162
Hunan Valin Steel Co. Ltd. (A Shares)	314,400	172,206
Hundsun Technologies, Inc. (A Shares)	189,868	1,083,638
iFlytek Co. Ltd. (A Shares)	199,200	955,508
IMEIK Technology Development Co. Ltd. (A Shares)	17,600	1,014,611
Industrial & Commercial Bank of China Ltd.:
(A Shares)	3,444,700	1,957,511
(H Shares)	84,554,008	36,710,428
Industrial Bank Co. Ltd. (A Shares)	1,609,400	3,312,284
Industrial Securities Co. Ltd. (A Shares) (a)	773,370	577,150
Ingenic Semiconductor Co. Ltd. (A Shares)	32,500	302,442
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	525,700	1,816,904
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares)	3,410,100	821,835
Inner Mongolia Dian Tou Energy Corp. Ltd.	172,700	292,055
Inner Mongolia Eerduosi Resourses Co. Ltd. (A Shares)	98,840	188,398
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	544,200	289,131
Inner Mongolia Yitai Coal Co. Ltd. (B Shares)	3,184,830	4,503,350
Inner Mongolia Yuan Xing Energy Co. Ltd. (A Shares)	323,600	285,807
Inspur Electronic Information Industry Co. Ltd. (A Shares)	78,934	248,814
Intco Medical Technology Co. Ltd. (A Shares)	31,680	92,486
JA Solar Technology Co. Ltd. (A Shares)	177,740	1,521,142
Jafron Biomedical Co. Ltd. (A Shares)	55,300	239,892
Jason Furniture Hangzhou Co. Ltd. (A Shares)	61,230	252,369
JCET Group Co. Ltd. (A Shares)	123,800	408,208
Jiangsu Eastern Shenghong Co. Ltd.	330,100	553,263
Jiangsu Expressway Co. Ltd. (H Shares)	1,174,000	827,071
Jiangsu Hengli Hydraulic Co. Ltd.	102,432	773,826
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	492,466	2,710,859
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	106,200	543,586
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	115,200	2,060,946
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	18,800	237,841
Jiangsu Yoke Technology Co. Ltd. (A Shares)	43,700	351,855
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	73,500	327,599
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	279,500	840,846
Jiangxi Copper Co. Ltd. (H Shares)	2,175,000	2,377,367
Jiangxi Special Electric Motor Co. Ltd. (A Shares) (a)	139,500	364,466
Jiangxi Zhengbang Technology Co. Ltd. (A Shares) (a)	272,900	130,791
Jinke Properties Group Co. Ltd. (A Shares) (a)	528,300	128,044
JiuGui Liquor Co. Ltd. (A Shares)	21,500	300,439
Jizhong Energy Resources Co. Ltd. (A Shares)	312,500	260,171
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	132,100	211,457
Joinn Laboratories China Co. Ltd. (A Shares)	33,320	260,933
Jointown Pharmaceutical Group (A Shares)	111,500	191,765
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)	58,600	217,456
Juewei Food Co. Ltd.	36,600	237,405
Kangmei Pharmaceutical Co. Ltd. rights (a)(d)	10,730	0
Keda Industrial Group Co. Ltd.	162,400	346,242
Kingfa Sci & Tech Co. Ltd. (A Shares)	232,600	308,311
Kuang-Chi Technologies Co. Ltd. (A Shares) (a)	142,800	338,282
Kunlun Tech Co. Ltd. (A Shares)	174,800	311,403
Kweichow Moutai Co. Ltd. (A Shares)	99,600	18,326,042
Lb Group Co. Ltd. (A Shares)	154,800	325,799
Lens Technology Co. Ltd. (A Shares)	380,100	518,396
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	128,900	446,382
Liaoning Port Co. Ltd. (A Shares)	1,825,800	397,516
Lingyi iTech Guangdong Co. (A Shares) (a)	525,400	340,295
Livzon Pharmaceutical Group, Inc. (A Shares)	44,700	216,250
LONGi Green Energy Technology Co. Ltd.	587,966	3,862,932
Luoyang Xinqianglian Slewing Bearing Co. Ltd. (A Shares)	23,970	229,167
Luxi Chemical Group Co. Ltd.	137,600	214,043
Luxshare Precision Industry Co. Ltd. (A Shares)	572,282	2,233,364
Luzhou Laojiao Co. Ltd. (A Shares)	113,700	2,434,238
Maanshan Iron & Steel Co. Ltd. (A Shares)	511,400	176,468
Mango Excellent Media Co. Ltd. (A Shares)	152,494	457,927
Maxscend Microelectronics Co. Ltd. (A Shares)	38,916	492,172
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	207,764	121,479
Metallurgical Corp. China Ltd. (A Shares)	1,480,200	583,737
Ming Yang Smart Energy Group Ltd. (A Shares)	156,800	534,626
Montage Technology Co. Ltd. (A Shares)	88,054	684,137
Muyuan Foodstuff Co. Ltd. (A Shares)	418,570	2,681,223
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	161,458	359,709
Nanjing Securities Co. Ltd. (A Shares)	319,200	346,173
NARI Technology Co. Ltd. (A Shares)	516,684	1,726,313
National Silicon Industry Group Co. Ltd. (A Shares) (a)	164,661	457,937
NAURA Technology Group Co. Ltd.	41,400	1,506,248
NavInfo Co. Ltd. (A Shares)	190,000	308,562
New China Life Insurance Co. Ltd.	69,700	223,047
New China Life Insurance Co. Ltd. (H Shares)	1,559,800	2,475,920
New Hope Liuhe Co. Ltd. (A Shares) (a)	431,900	762,326
Ninestar Corp. (A Shares)	114,100	892,283
Ningbo Deye Technology Co. Ltd. (A Shares)	16,200	725,760
Ningbo Joyson Electronic Corp. (A shares) (a)	107,500	225,955
Ningbo Orient Wires & Cables Co. Ltd. (A Shares)	55,700	587,287
Ningbo Ronbay New Energy Technology Co. Ltd. (A Shares)	36,112	387,234
Ningbo Shanshan Co. Ltd. (A Shares)	172,800	425,440
Ningbo Tuopu Group Co. Ltd. (A Shares)	86,600	768,418
Ningxia Baofeng Energy Group Co. Ltd.	483,800	759,861
Nongfu Spring Co. Ltd. (H Shares) (c)	2,584,400	12,988,424
North Industries Group Red Arrow Co. Ltd. (A Shares)	113,800	320,228
Northeast Securities Co. Ltd. (A Shares)	234,800	203,841
Offshore Oil Enginering Co. Ltd. (A Shares)	236,000	151,885
OFILM Group Co. Ltd. (A Shares) (a)	252,200	161,620
Oppein Home Group, Inc. (A Shares)	39,600	441,500
Orient Securities Co. Ltd. (A Shares)	684,072	726,889
Ovctek China, Inc. (A Shares)	66,029	268,713
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	674,900	418,642
People's Insurance Co. of China Group Ltd.:
(A Shares)	3,070,700	2,039,312
(H Shares)	6,868,000	1,898,627
Perfect World Co. Ltd. (A Shares)	260,250	405,900
PetroChina Co. Ltd.:
(A Shares)	934,500	612,942
(H Shares)	32,056,000	12,251,247
Pharmaron Beijing Co. Ltd.:
(A Shares)	60,150	428,296
(H Shares) (c)	377,300	1,268,938
PICC Property & Casualty Co. Ltd. (H Shares)	10,110,001	9,324,799
Ping An Bank Co. Ltd. (A Shares)	1,510,300	2,138,397
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	1,336,377	6,615,184
(H Shares)	8,786,500	35,175,791
Pingdingshan Tianan Coal Mining Co. Ltd. A Shares	198,700	299,836
Poly Developments & Holdings (A Shares)	983,600	1,858,670
Postal Savings Bank of China Co. Ltd.	2,355,900	1,251,680
Postal Savings Bank of China Co. Ltd. (H Shares) (c)	11,572,000	5,366,109
Power Construction Corp. of China Ltd. (A Shares)	1,197,039	1,153,946
Proya Cosmetics Co. Ltd. (A Shares)	16,380	374,908
Pylon Technologies Co. Ltd. (Series A)	12,829	541,942
Qingdao Rural Commercial Bank Corp. (A Shares)	280,900	106,546
Qinghai Salt Lake Potash Co. Ltd. Class A (a)	424,200	1,249,441
Raytron Technology Co. Ltd. (A Shares)	35,170	228,996
Riyue Heavy Industry Co. Ltd. (A Shares)	77,400	234,122
Rongsheng Petrochemical Co. Ltd. (A Shares)	804,350	1,178,511
SAIC Motor Corp. Ltd. (A Shares)	559,700	1,053,811
Sailun Group Co. Ltd. A Shares	252,800	300,816
Sangfor Technologies, Inc.	30,500	526,229
Sany Heavy Industry Co. Ltd. (A Shares)	675,600	1,248,901
Satellite Chemical Co. Ltd. (A Shares)	278,601	473,052
SDIC Power Holdings Co. Ltd. (A Shares)	647,700	895,777
Sealand Securities Co. Ltd. (A Shares)	393,590	175,159
Seazen Holdings Co. Ltd. (A Shares) (a)	191,000	344,971
SF Holding Co. Ltd. (A Shares)	375,500	2,481,429
SG Micro Corp. (A Shares)	27,975	573,298
Shaanxi Coal Industry Co. Ltd. (A Shares)	785,500	2,136,142
Shan Xi Hua Yang Group New Energy Co. Ltd.	205,100	474,351
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	100,770	264,658
Shandong Gold Mining Co. Ltd.:
(A Shares)	568,823	1,347,497
(H Shares) (c)	821,750	1,308,577
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	174,100	624,127
Shandong Linglong Tyre Co. Ltd. (A Shares)	108,700	243,659
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	751,200	316,819
Shandong Sun Paper Industry JSC Ltd. (A Shares)	141,300	202,966
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	3,654,400	5,037,245
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	65,744	274,575
Shanghai Baosight Software Co. Ltd.	1,222,513	3,683,432
Shanghai Baosight Software Co. Ltd. (A Shares)	77,402	448,541
Shanghai Construction Group Co. Ltd. (A Shares)	1,042,233	366,777
Shanghai Electric Group Co. Ltd. (A Shares) (a)	810,800	430,775
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	58,600	265,040
(H Shares)	1,020,500	2,576,715
Shanghai Friendess Electronic Technology Corp. Ltd. (A Shares)	11,481	323,824
Shanghai International Airport Co. Ltd. (A Shares) (a)	89,572	654,720
Shanghai International Port Group Co. Ltd. (A Shares)	568,400	402,392
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	78,000	581,884
Shanghai Junshi Biosciences Co. Ltd. (A Shares) (a)	54,678	532,038
Shanghai Lingang Holdings Corp. Ltd. (A Shares)	224,360	352,689
Shanghai Lujiazui Finance Trust Ltd. (B Shares)	1,421,043	1,054,414
Shanghai M&G Stationery, Inc. (A Shares)	58,700	323,927
Shanghai Medicilon, Inc. (A Shares)	7,088	215,069
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	800,800	1,927,736
(H Shares)	251,200	340,495
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	2,378,800	2,162,871
Shanghai Putailai New Energy Technology Co. Ltd.	108,080	738,648
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	658,400	490,448
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	353,800	303,760
Shanghai Zhangjiang High Ltd. (A Shares)	172,200	265,271
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	255,900	588,336
Shanxi Meijin Energy Co. Ltd. (A Shares)	286,600	343,783
Shanxi Securities Co. Ltd. (A Shares)	332,800	234,690
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	381,000	207,119
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	95,460	3,037,560
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	343,480	535,710
Shenghe Resources Holding Co. Ltd. (A Shares)	116,700	213,492
Shengyi Technology Co. Ltd.	181,700	345,093
Shennan Circuits Co. Ltd. (A Shares)	24,640	253,286
Shenwan Hongyuan Group Co. Ltd. (A Shares)	1,996,815	1,063,634
Shenzhen Capchem Technology Co. Ltd. (A Shares)	58,220	288,354
Shenzhen Dynanonic Co. Ltd. (A Shares)	13,700	484,000
Shenzhen Energy Group Co. Ltd. (A Shares)	359,498	280,592
Shenzhen Inovance Technology Co. Ltd. (A Shares)	204,300	1,865,945
Shenzhen Kangtai Biological Products Co. Ltd.	89,280	380,451
Shenzhen Kedali Industry Co. Ltd.	18,900	237,191
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	96,100	4,282,516
Shenzhen New Industries Biomedical Engineering Co. Ltd.	75,100	593,671
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares)	612,600	352,315
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	66,500	282,285
Shenzhen SC New Energy Technology Corp. (A Shares)	27,500	511,146
Shenzhen Senior Technology Material Co. Ltd. (A Shares)	99,940	253,035
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)	78,600	230,325
Shenzhen Transsion Holdings Co. Ltd. (A Shares)	52,337	445,261
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	127,060	530,308
Sichuan Chuantou Energy Co. Ltd. (A Shares)	288,100	435,923
Sichuan Hebang Biotechnology Co. Ltd. (A Shares)	784,000	310,255
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	99,500	337,893
Sichuan New Energy Power Co. Ltd. (A Shares) (a)	118,700	306,059
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	350,400	539,786
Sichuan Swellfun Co. Ltd. (A Shares)	28,000	216,933
Sichuan Yahua Industrial Group Co. Ltd. (A Shares)	100,400	367,758
Sieyuan Electric Co. Ltd. (A Shares)	73,300	335,741
Sinolink Securities Co. Ltd. (A Shares)	284,300	307,156
Sinoma Science & Technology Co. Ltd. (A Shares)	126,000	309,009
Sinomine Resource Group Co. Ltd. (A Shares)	36,120	445,138
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares)	366,600	154,112
Sinopharm Group Co. Ltd. (H Shares)	2,055,600	3,917,598
Sinotrans Ltd.	436,105	211,994
SKSHU Paint Co. Ltd. (A Shares) (a)	29,680	353,174
Songcheng Performance Development Co. Ltd. (A Shares)	197,952	312,260
Soochow Securities Co. Ltd. (A Shares)	378,625	339,590
Southwest Securities Co. Ltd. (A Shares)	497,500	252,057
StarPower Semiconductor Ltd. (A Shares)	12,400	632,828
Sungrow Power Supply Co. Ltd. (A Shares)	120,800	2,155,502
Sunwoda Electronic Co. Ltd. (A Shares)	144,700	461,667
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	139,800	483,746
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	13,680	894,467
Suzhou TA&A Ultra Clean Technology Co. Ltd. (A Shares)	47,300	400,595
Tangshan Jidong Cement Co. Ltd. A Shares	264,300	274,690
TBEA Co. Ltd. (A Shares)	337,500	943,238
TCL Technology Group Corp. (A Shares)	1,091,300	584,286
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (A Shares)	250,000	1,352,203
Thunder Software Technology Co. Ltd. (A Shares)	42,600	575,980
Tianjin 712 Communication & Broadcasting Co. Ltd.	46,900	252,967
Tianma Microelectronics Co. Ltd. (A Shares)	100,300	121,411
Tianqi Lithium Corp. (A Shares) (a)	120,900	1,581,837
Tianshan Aluminum Group Co. Ltd.	459,000	392,195
Tianshui Huatian Technology Co. Ltd. (A Shares)	178,800	215,944
Tibet Summit Industrial Co. Ltd. (A Shares) (a)	74,100	212,572
Titan Wind Energy Suzhou Co. Ltd. (A Shares)	159,500	256,409
Toly Bread Co. Ltd.	52,724	81,293
TongFu Microelectronics Co. Ltd. (A Shares) (a)	103,200	266,094
Tongkun Group Co. Ltd. (A Shares)	229,300	379,922
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	891,600	307,663
Tongwei Co. Ltd. (A Shares)	359,900	2,143,758
Topchoice Medical Corp. (a)	20,800	348,190
Transfar Zhilian Co. Ltd.	267,738	180,743
TravelSky Technology Ltd. (H Shares)	1,338,000	1,943,169
Trina Solar Co. Ltd. (A Shares)	171,946	1,564,087
Tsingtao Brewery Co. Ltd.:
(A Shares)	52,600	589,174
(H Shares)	948,000	6,642,334
Unigroup Guoxin Microelectronics Co. Ltd.	65,559	1,473,235
Unisplendour Corp. Ltd. (A Shares)	238,980	561,216
Walvax Biotechnology Co. Ltd. (A Shares)	123,500	650,231
Wanhua Chemical Group Co. Ltd. (A Shares)	247,800	2,726,753
Weichai Power Co. Ltd.:
(A Shares)	218,900	272,168
(H Shares)	3,788,800	3,629,687
Weihai Guangwei Composites Co. Ltd. (A Shares)	38,000	403,785
Wens Foodstuffs Group Co. Ltd. (A Shares) (a)	525,620	1,288,337
Western Mining Co. Ltd. (A Shares)	210,600	273,095
Western Securities Co. Ltd. (A Shares)	269,800	220,557
Western Superconducting Technologies Co. Ltd. (A Shares)	41,028	655,401
Westone Information Industry, Inc. (A Shares)	66,200	329,237
Will Semiconductor Ltd.	87,615	880,241
Wingtech Technology Co. Ltd. (A Shares)	95,800	628,094
Winning Health Technology Group Co. Ltd. (A Shares)	117,490	155,733
Wuchan Zhongda Group Co. Ltd.	299,300	170,902
Wuhan Guide Infrared Co. Ltd. (A Shares)	240,872	382,933
Wuliangye Yibin Co. Ltd. (A Shares)	300,100	5,485,951
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	141,740	211,361
WuXi AppTec Co. Ltd.	151,696	1,586,982
WuXi AppTec Co. Ltd. (H Shares) (c)	636,274	5,098,525
Wuxi Shangji Automation Co. Ltd. (A Shares)	29,646	497,206
XCMG Construction Machinery Co. Ltd. (A Shares)	500,000	316,997
Xiamen C&D, Inc. (A Shares)	232,600	381,886
Xiamen Faratronic Co. Ltd. (A Shares)	17,900	434,111
Xiamen Intretech, Inc.	58,630	138,248
Xiamen Tungsten Co. Ltd. (A Shares)	116,200	319,503
Xinjiang Goldwind Science & Technology Co. Ltd.:
(A Shares)	98,100	140,375
(H Shares)	1,711,964	1,485,222
Xinjiang Zhongtai Chemical Co. Ltd. (A Shares)	243,400	195,976
Yangzhou Yangjie Electronic Technology Co. Ltd. (A Shares)	41,700	293,383
Yankuang Energy Group Co. Ltd.:
(A Shares)	52,600	292,426
(H Shares)	2,496,000	7,027,269
Yantai Jereh Oilfield Services (A Shares)	84,600	348,228
Yealink Network Technology Corp. Ltd.	64,550	608,827
Yifeng Pharmacy Chain Co. Ltd.	50,600	388,980
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	133,500	699,226
Yintai Gold Co. Ltd. (A Shares)	203,080	397,100
YongXing Special Materials Technology Co. Ltd. (A Shares)	30,900	492,807
Yonyou Network Technology Co. Ltd. (A Shares)	326,920	1,094,076
Youngor Group Co. Ltd. (A Shares)	821,377	672,587
Youngy Co. Ltd. (A Shares) (a)	21,800	328,930
YTO Express Group Co. Ltd. (A Shares)	310,700	802,394
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	92,300	183,516
Yunda Holding Co. Ltd. (A Shares)	252,250	455,251
Yunnan Aluminium Co. Ltd. (A Shares)	246,500	309,522
Yunnan Baiyao Group Co. Ltd. (A Shares)	147,520	1,102,123
Yunnan Botanee Bio-Technology Group Co., Ltd. (A Shares)	22,400	438,620
Yunnan Energy New Material Co. Ltd.	70,000	1,418,998
Yunnan Tin Co. Ltd. (A Shares)	157,100	245,452
Yunnan Yuntianhua Co. Ltd. (Series A) (a)	154,300	425,952
Zangge Mining Co. Ltd. (Series A)	119,700	445,009
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	45,000	1,404,921
Zhaojin Mining Industry Co. Ltd. (H Shares) (a)	1,658,000	1,368,703
Zhefu Holding Group Co. Ltd. (A Shares)	486,000	260,206
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	927,500	468,646
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	608,400	349,066
Zhejiang Chint Electric Co. Ltd. (A Shares)	168,000	584,316
Zhejiang Dahua Technology Co. Ltd. (A Shares)	166,000	263,221
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	25,440	156,516
Zhejiang Expressway Co. Ltd. (H Shares)	1,794,000	1,113,015
Zhejiang HangKe Technology, Inc. Co. (A Shares)	29,688	203,465
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	111,980	307,593
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	125,200	933,998
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	102,000	995,292
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	63,700	309,825
Zhejiang Juhua Co. Ltd. (A Shares)	207,800	446,166
Zhejiang NHU Co. Ltd. (A Shares)	256,508	629,424
Zhejiang Orient Gene Biotech Co. Ltd. (A Shares)	13,598	153,801
Zhejiang Semir Garment Co. Ltd. (A Shares)	115,500	70,854
Zhejiang Supor Cookware Co. Ltd.	24,800	135,870
Zhejiang Weiming Enviroment Protection Co. Ltd. (A Shares)	208,520	540,509
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	115,300	274,716
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd.	34,200	220,104
Zhejiang Yongtai Technology Co. Ltd. (A Shares)	73,500	219,607
Zheshang Securities Co. Ltd.	325,800	453,708
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(c)	989,700	1,843,320
Zhongji Innolight Co. Ltd. (A Shares)	42,100	168,794
Zhongtai Securities Co. Ltd. (A Shares)	523,200	455,648
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	908,100	3,939,132
Zhuzhou Hongda Electronics Corp. Ltd. (A Shares)	37,800	229,557
Zhuzhou Kibing Group Co. Ltd. (A Shares)	205,100	220,465
Zibo Qixiang Tengda Chemical Co. Ltd. (A Shares) (a)	301,000	279,448
Zijin Mining Group Co. Ltd.:
(A Shares)	568,800	616,864
(H Shares)	9,989,000	9,544,056
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	1,019,000	746,505
(H Shares)	1,173,600	378,260
ZTE Corp.:
(A Shares)	45,300	137,521
(H Shares)	1,508,336	2,690,146
TOTAL CHINA		898,493,349
Colombia - 0.0%
Bancolombia SA	276,393	1,986,728
Ecopetrol SA	7,444,699	3,693,144
Interconexion Electrica SA ESP	548,359	2,139,586
TOTAL COLOMBIA		7,819,458
Cyprus - 0.0%
Galaxy Cosmos Mezz PLC (a)	110,235	17,801
Ozon Holdings PLC ADR (a)(d)	62,559	196,539
TCS Group Holding PLC unit (a)(d)	142,667	272,425
TOTAL CYPRUS		486,765
Czech Republic - 0.0%
CEZ A/S	231,642	7,575,501
Komercni Banka A/S	111,764	3,206,085
MONETA Money Bank A/S (c)	467,815	1,365,594
TOTAL CZECH REPUBLIC		12,147,180
Denmark - 1.7%
A.P. Moller - Maersk A/S:
Series A	4,478	8,962,776
Series B	7,284	15,217,535
Carlsberg A/S Series B	141,023	16,604,852
Chr. Hansen Holding A/S (b)	151,733	8,427,413
Coloplast A/S Series B	171,182	19,081,689
Danske Bank A/S	974,742	15,731,870
Demant A/S (a)	129,089	3,527,790
DSV A/S	269,259	36,452,515
Genmab A/S (a)	95,157	36,655,213
GN Store Nord A/S	184,477	3,922,490
Novo Nordisk A/S Series B	2,381,826	258,978,944
Novozymes A/S Series B	293,621	15,420,919
ORSTED A/S (c)	269,726	22,253,946
Pandora A/S	130,513	6,878,769
Rockwool International A/S Series B	12,776	2,543,567
Tryg A/S	507,723	10,987,648
Vestas Wind Systems A/S	1,457,762	28,737,834
TOTAL DENMARK		510,385,770
Egypt - 0.0%
Commercial International Bank SAE	4,093,470	5,486,181
Eastern Co. SAE	971,292	477,711
EFG-Hermes Holding SAE	1,101,107	610,334
TOTAL EGYPT		6,574,226
Finland - 0.8%
Elisa Corp. (A Shares)	213,162	10,303,251
Fortum Corp.	642,787	9,048,912
Kesko Oyj	423,837	8,251,481
Kone OYJ (B Shares)	493,571	20,209,661
Neste OYJ	613,625	26,888,437
Nokia Corp. (b)	7,789,836	34,617,395
Nordea Bank ABP	4,913,095	46,954,116
Orion Oyj (B Shares)	155,127	7,136,313
Sampo Oyj (A Shares)	699,519	31,993,348
Stora Enso Oyj (R Shares)	794,281	10,353,467
UPM-Kymmene Corp.	766,956	25,701,890
Wartsila Corp. (b)	686,826	4,683,415
TOTAL FINLAND		236,141,686
France - 6.7%
Accor SA (a)	243,036	5,823,498
Aeroports de Paris SA (a)	41,261	5,588,376
Air Liquide SA	706,830	92,463,093
Alstom SA (b)	459,438	9,455,806
Amundi SA (c)	85,789	4,050,835
Arkema SA	86,129	6,819,573
AXA SA	2,691,440	66,464,862
bioMerieux SA	60,738	5,374,578
BNP Paribas SA	1,599,641	75,013,439
Bollore SA (b)	1,217,843	6,095,896
Bouygues SA	335,756	9,579,515
Bureau Veritas SA	420,678	10,422,477
Capgemini SA	235,768	38,640,218
Carrefour SA (b)	879,941	14,163,051
Compagnie de St. Gobain	711,525	29,087,833
Compagnie Generale des Etablissements Michelin SCA Series B	976,317	24,880,523
Covivio	68,789	3,684,556
Credit Agricole SA	1,729,238	15,690,521
Danone SA	921,604	45,803,274
Dassault Aviation SA	36,079	5,362,523
Dassault Systemes SA	954,156	31,982,143
Edenred SA	358,423	18,404,831
Eiffage SA	120,904	10,937,508
Electricite de France SA (b)	803,062	9,483,831
Electricite de France SA (a)	23,260	274,691
Engie SA	2,610,100	33,913,984
EssilorLuxottica SA (b)	414,984	65,760,808
Eurazeo SA	60,805	3,473,233
Gecina SA	64,872	5,785,905
Getlink SE	611,321	9,684,332
Hermes International SCA	45,561	59,006,125
Ipsen SA	54,667	5,618,565
Kering SA	107,613	49,282,591
Klepierre SA	312,642	6,287,508
L'Oreal SA (a)	23,733	7,452,266
L'Oreal SA	324,483	101,889,088
La Francaise des Jeux SAEM (c)	154,296	5,031,940
Legrand SA	391,376	29,824,693
LVMH Moet Hennessy Louis Vuitton SE	399,138	251,854,040
Orange SA	2,898,409	27,615,795
Pernod Ricard SA	303,630	53,321,079
Publicis Groupe SA	325,280	18,217,110
Remy Cointreau SA	34,508	5,289,303
Renault SA (a)	275,281	8,479,688
Safran SA	491,815	54,773,430
Sanofi SA	1,639,510	141,092,728
Sartorius Stedim Biotech	39,974	12,688,783
Schneider Electric SA	783,692	99,102,884
SEB SA (b)	32,276	2,101,996
Societe Generale Series A	1,146,416	26,295,390
Sodexo SA (a)	8,142	722,078
Sodexo SA	120,911	10,723,059
Teleperformance	84,833	22,744,764
Thales SA	150,676	19,156,700
TotalEnergies SE	3,570,052	194,758,357
Ubisoft Entertainment SA (a)	135,299	3,713,106
Valeo SA	293,574	4,842,178
Veolia Environnement SA	951,466	21,232,936
VINCI SA	767,449	70,633,720
Vivendi SA	1,023,287	8,375,584
Wendel SA	36,388	2,851,663
Worldline SA (a)(c)	341,145	14,889,783
TOTAL FRANCE		2,004,034,643
Germany - 4.5%
adidas AG	250,290	24,432,089
Allianz SE	589,974	106,138,987
BASF AG	1,326,789	59,533,922
Bayer AG	1,416,015	74,455,591
Bayerische Motoren Werke AG (BMW)	455,907	35,785,026
Bechtle AG	117,452	4,062,518
Beiersdorf AG	149,304	14,332,470
Brenntag SE	223,723	13,574,696
Carl Zeiss Meditec AG	60,082	7,276,533
Commerzbank AG (a)	1,523,620	12,190,289
Continental AG	156,976	8,130,681
Covestro AG (c)	283,829	9,634,869
Daimler Truck Holding AG (a)	652,495	17,410,361
Delivery Hero AG (a)(c)	233,558	7,686,143
Deutsche Bank AG	2,983,482	28,481,796
Deutsche Borse AG	273,875	44,537,489
Deutsche Lufthansa AG (a)	844,697	5,775,202
Deutsche Post AG	1,435,595	50,748,036
Deutsche Telekom AG	4,683,805	88,409,158
E.ON SE	3,213,639	26,910,993
Evonik Industries AG	309,325	5,702,655
Fresenius Medical Care AG & Co. KGaA	239,746	6,631,519
Fresenius Medical Care AG & Co. KGaA sponsored ADR	112,708	1,563,260
Fresenius SE & Co. KGaA	605,924	13,944,229
GEA Group AG	222,364	7,779,193
Hannover Reuck SE	88,000	14,331,997
HeidelbergCement AG	210,957	9,701,238
HelloFresh AG (a)	242,480	4,854,921
Henkel AG & Co. KGaA	143,975	8,452,069
Infineon Technologies AG	1,883,470	45,703,308
KION Group AG	106,132	2,352,978
Knorr-Bremse AG	103,395	4,654,922
LEG Immobilien AG	102,227	6,679,828
Mercedes-Benz Group AG (Germany)	1,152,690	66,719,531
Merck KGaA	186,891	30,456,718
MTU Aero Engines AG	77,494	13,880,750
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	202,391	53,426,379
Nemetschek SE	81,468	3,893,500
Puma AG	156,231	6,918,453
Rational AG	7,369	4,158,259
Rheinmetall AG	62,814	10,211,491
RWE AG	931,666	35,898,831
SAP SE	1,501,989	144,570,764
Scout24 AG (c)	118,847	6,093,334
Siemens AG	1,104,130	120,580,972
Siemens Energy AG	653,046	7,625,079
Siemens Healthineers AG (c)	409,615	18,765,520
Symrise AG	193,135	19,713,784
Telefonica Deutschland Holding AG	1,517,593	3,308,473
Uniper SE (b)	117,682	352,619
United Internet AG	145,787	2,726,601
Volkswagen AG	41,423	7,080,517
Vonovia SE	1,034,201	22,866,822
Zalando SE (a)(c)	315,971	7,282,560
TOTAL GERMANY		1,358,389,923
Greece - 0.1%
Alpha Bank SA (a)	2,976,369	2,759,030
Eurobank Ergasias Services and Holdings SA (a)	3,302,560	3,263,755
Ff Group (a)(d)	7,962	9,442
Hellenic Telecommunications Organization SA	274,062	4,306,384
Jumbo SA	145,272	2,065,901
Mytilineos SA	121,544	2,039,567
National Bank of Greece SA (a)	662,061	2,401,214
OPAP SA	256,066	3,137,910
Public Power Corp. of Greece (a)	261,984	1,654,407
TOTAL GREECE		21,637,610
Hong Kong - 1.5%
AIA Group Ltd.	17,377,609	131,631,810
Beijing Enterprises Holdings Ltd.	689,000	1,748,470
BOC Hong Kong (Holdings) Ltd.	5,332,951	16,577,045
BYD Electronic International Co. Ltd.	967,000	2,808,737
China Everbright International Ltd.	5,206,629	1,731,198
China Jinmao Holdings Group Ltd.	8,286,000	1,097,812
China Merchants Holdings International Co. Ltd.	1,885,182	2,209,484
China Overseas Land and Investment Ltd.	5,540,500	10,573,298
China Power International Development Ltd.	8,139,699	2,353,878
China Resources Beer Holdings Co. Ltd.	2,368,989	11,166,433
China Resources Power Holdings Co. Ltd.	2,897,780	4,215,812
China Taiping Insurance Group Ltd.	2,234,265	1,548,400
China Traditional Chinese Medicine Holdings Co. Ltd.	4,010,000	1,731,784
CITIC Pacific Ltd.	8,421,000	7,541,690
CLP Holdings Ltd.	2,366,476	15,883,330
CSPC Pharmaceutical Group Ltd.	13,190,800	13,549,090
Far East Horizon Ltd.	2,093,000	1,615,815
Fosun International Ltd.	3,987,500	2,438,325
Galaxy Entertainment Group Ltd.	3,164,239	14,451,341
Ganfeng Lithium Group Co. Ltd. (H Shares) (c)	319,920	2,164,141
Guangdong Investment Ltd.	4,446,000	2,803,654
Hang Lung Properties Ltd.	2,819,125	3,546,355
Hang Seng Bank Ltd.	1,109,053	15,613,017
Henderson Land Development Co. Ltd.	2,013,869	4,930,475
Hong Kong & China Gas Co. Ltd.	15,839,350	12,208,491
Hong Kong Exchanges and Clearing Ltd.	1,742,684	46,257,140
Hua Hong Semiconductor Ltd. (a)(c)	821,000	1,922,376
Lenovo Group Ltd.	10,952,000	8,761,991
Link (REIT)	3,077,539	18,191,615
MMG Ltd. (a)	3,840,000	758,250
MTR Corp. Ltd.	2,301,825	10,131,414
New World Development Co. Ltd.	2,155,491	4,410,029
Power Assets Holdings Ltd.	2,075,426	9,928,117
Sino Land Ltd.	4,892,991	5,229,812
Sinotruk Hong Kong Ltd.	1,149,500	1,025,078
Sun Hung Kai Properties Ltd.	2,073,422	22,281,661
Swire Pacific Ltd. (A Shares)	698,060	4,619,851
Swire Properties Ltd.	1,715,520	3,295,694
Techtronic Industries Co. Ltd.	1,970,370	18,656,978
Wharf Holdings Ltd.	1,697,000	4,853,420
Yuexiu Property Co. Ltd.	1,992,400	1,700,596
TOTAL HONG KONG		448,163,907
Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	573,192	3,436,930
OTP Bank PLC	323,632	7,054,368
Richter Gedeon PLC	193,255	3,815,953
TOTAL HUNGARY		14,307,251
India - 4.3%
ACC Ltd.	127,155	3,671,643
Adani Enterprises Ltd.	405,044	16,379,132
Adani Green Energy Ltd. (a)	453,609	11,523,247
Adani Ports & Special Economic Zone Ltd.	742,371	7,385,596
Adani Power Ltd. (a)	1,073,899	4,344,634
Adani Total Gas Ltd.	390,801	17,008,908
Adani Transmissions Ltd. (a)	397,767	16,090,872
Ambuja Cements Ltd.	872,673	5,618,399
Apollo Hospitals Enterprise Ltd.	146,421	7,990,540
Asian Paints Ltd.	555,608	20,858,456
AU Small Finance Bank Ltd. (c)	258,793	1,843,095
Aurobindo Pharma Ltd.	365,483	2,375,993
Avenue Supermarts Ltd. (a)(c)	233,973	12,212,780
Axis Bank Ltd.	3,283,086	35,932,301
Bajaj Auto Ltd.	97,803	4,338,221
Bajaj Finance Ltd.	394,197	34,020,087
Bajaj Finserv Ltd.	551,007	11,232,475
Balkrishna Industries Ltd.	108,891	2,581,853
Bandhan Bank Ltd. (a)(c)	965,153	2,781,315
Berger Paints India Ltd.	334,030	2,363,793
Bharat Electronics Ltd.	5,551,577	7,165,813
Bharat Forge Ltd.	368,730	3,715,808
Bharat Petroleum Corp. Ltd.	1,245,381	4,568,252
Bharti Airtel Ltd.	3,155,693	31,717,040
Biocon Ltd.	629,497	2,052,063
Britannia Industries Ltd.	153,846	7,000,105
Cholamandalam Investment and Finance Co. Ltd.	597,386	5,119,060
Cipla Ltd./India	697,623	9,838,187
Coal India Ltd.	2,190,069	6,506,976
Colgate-Palmolive Ltd.	187,002	3,686,162
Container Corp. of India Ltd.	404,288	3,897,340
Dabur India Ltd.	917,058	6,145,108
Divi's Laboratories Ltd.	193,043	8,415,957
DLF Ltd.	836,328	3,894,714
Dr. Reddy's Laboratories Ltd.	168,020	9,043,696
Eicher Motors Ltd.	196,718	9,150,191
GAIL India Ltd.	3,356,010	3,701,422
Godrej Consumer Products Ltd. (a)	585,462	5,865,229
Godrej Properties Ltd. (a)	189,290	2,888,056
Grasim Industries Ltd.	381,513	7,934,899
Havells India Ltd.	369,898	5,434,971
HCL Technologies Ltd.	1,552,239	19,522,996
HDFC Standard Life Insurance Co. Ltd. (c)	1,404,944	9,172,529
Hero Motocorp Ltd.	155,982	5,043,977
Hindalco Industries Ltd.	1,935,717	9,485,668
Hindustan Petroleum Corp. Ltd.	919,631	2,375,732
Hindustan Unilever Ltd.	1,193,176	36,765,330
Housing Development Finance Corp. Ltd.	2,482,143	74,056,497
ICICI Bank Ltd.	7,419,717	81,579,927
ICICI Lombard General Insurance Co. Ltd. (c)	344,572	4,869,920
ICICI Prudential Life Insurance Co. Ltd. (c)	536,500	3,289,449
Indian Oil Corp. Ltd.	4,082,651	3,366,042
Indian Railway Catering & Tourism Corp. Ltd.	363,343	3,253,320
Indraprastha Gas Ltd.	423,649	2,191,685
Indus Towers Ltd.	929,513	2,082,927
Info Edge India Ltd.	101,799	4,822,725
Infosys Ltd.	4,269,172	79,300,463
Infosys Ltd. sponsored ADR	570,216	10,680,146
InterGlobe Aviation Ltd. (a)(c)	124,076	2,670,527
ITC Ltd.	4,224,348	17,794,517
Jindal Steel & Power Ltd.	597,563	3,319,514
JSW Steel Ltd. (a)	1,021,028	8,312,658
Jubilant Foodworks Ltd.	588,953	4,339,598
Kotak Mahindra Bank Ltd.	797,714	18,328,245
Larsen & Toubro Infotech Ltd. (c)	76,422	4,375,801
Larsen & Toubro Ltd.	986,542	24,110,572
Lupin Ltd.	306,457	2,587,744
Mahindra & Mahindra Ltd.	1,244,651	20,277,076
Marico Ltd.	765,395	4,850,060
Maruti Suzuki India Ltd.	173,553	19,975,158
MindTree Consulting Ltd.	88,533	3,640,302
Mphasis BFL Ltd.	120,902	2,889,643
MRF Ltd.	2,618	2,870,597
Muthoot Finance Ltd.	176,887	2,229,678
Nestle India Ltd.	48,582	11,950,890
NTPC Ltd.	5,681,075	11,879,610
Oil & Natural Gas Corp. Ltd.	3,525,744	5,709,422
Page Industries Ltd.	8,627	5,186,689
Petronet LNG Ltd.	1,033,366	2,565,938
PI Industries Ltd.	112,083	4,389,556
Pidilite Industries Ltd.	216,083	6,746,133
Piramal Pharma Ltd. (a)	619,272	1,233,607
Power Grid Corp. of India Ltd.	4,498,570	12,398,511
Reliance Industries Ltd.	4,385,919	135,085,034
Samvardhana Motherson International Ltd.	3,479,031	2,710,770
SBI Cards & Payment Services Ltd.	355,228	3,547,345
SBI Life Insurance Co. Ltd. (c)	656,989	10,047,297
Shree Cement Ltd.	16,455	4,520,354
Shriram Transport Finance Co. Ltd.	278,483	4,135,025
Siemens Ltd.	106,377	3,759,562
SRF Ltd.	209,518	6,475,999
State Bank of India	2,551,344	17,684,962
Sun Pharmaceutical Industries Ltd.	1,375,486	16,896,976
Tata Consultancy Services Ltd.	1,318,340	50,853,556
Tata Consumer Products Ltd.	793,315	7,380,666
Tata Elxsi Ltd.	47,249	3,993,077
Tata Motors Ltd. (a)	2,388,381	11,957,893
Tata Power Co. Ltd./The	2,021,974	5,520,248
Tata Steel Ltd.	10,500,025	12,880,859
Tech Mahindra Ltd.	839,705	10,786,933
Titan Co. Ltd.	506,396	16,893,121
Torrent Pharmaceuticals Ltd.	141,031	2,811,079
Trent Ltd.	257,903	4,760,208
Ultratech Cement Ltd.	147,839	11,992,408
United Spirits Ltd. (a)	424,621	4,597,838
UPL Ltd.	715,235	6,309,067
Vedanta Ltd.	1,060,108	3,596,017
Wipro Ltd.	1,964,824	9,194,020
Yes Bank Ltd. (a)	16,691,511	3,135,455
Zomato Ltd. (a)	3,204,560	2,442,712
TOTAL INDIA		1,298,754,249
Indonesia - 0.6%
PT Adaro Energy Tbk	20,604,500	5,257,632
PT Adaro Minerals Indonesia Tbk	11,830,100	1,312,138
PT Aneka Tambang Tbk	14,170,100	1,676,155
PT Astra International Tbk	29,453,100	12,557,340
PT Bank Central Asia Tbk	80,664,000	45,510,063
PT Bank Jago Tbk (a)	5,757,100	1,882,431
PT Bank Mandiri (Persero) Tbk	27,041,900	18,290,883
PT Bank Negara Indonesia (Persero) Tbk	11,462,189	6,907,811
PT Bank Rakyat Indonesia (Persero) Tbk	98,501,800	29,365,820
PT Barito Pacific Tbk	42,261,000	2,235,315
PT Charoen Pokphand Indonesia Tbk	10,004,200	3,575,792
PT Gudang Garam Tbk	549,500	849,043
PT Indah Kiat Pulp & Paper Tbk	3,995,000	2,458,856
PT Indofood CBP Sukses Makmur Tbk	3,222,100	2,008,971
PT Indofood Sukses Makmur Tbk	6,489,700	2,683,671
PT Kalbe Farma Tbk	30,482,500	4,006,355
PT Merdeka Copper Gold Tbk (a)	17,040,990	4,118,899
PT Sarana Menara Nusantara Tbk	32,839,500	2,431,776
PT Semen Indonesia (Persero) Tbk	4,859,600	2,476,924
PT Sumber Alfaria Trijaya Tbk	24,225,200	4,379,873
PT Surya Citra Media Tbk	35	1
PT Telkom Indonesia Persero Tbk	72,109,100	20,251,906
PT Tower Bersama Infrastructure Tbk	8,374,270	1,320,770
PT Unilever Indonesia Tbk	10,695,500	3,181,736
PT United Tractors Tbk	2,427,812	5,027,622
PT Vale Indonesia Tbk (a)	3,515,500	1,465,026
TOTAL INDONESIA		185,232,809
Ireland - 0.5%
CRH PLC	843,715	30,388,807
CRH PLC sponsored ADR (b)	246,023	8,908,493
DCC PLC (United Kingdom)	146,665	8,140,658
Flutter Entertainment PLC (a)	84,526	11,225,005
Flutter Entertainment PLC (Ireland) (a)	156,171	20,665,589
James Hardie Industries PLC CDI	645,908	14,102,098
Kerry Group PLC Class A	226,448	19,693,277
Kingspan Group PLC (Ireland)	221,048	11,162,830
Smurfit Kappa Group PLC	353,731	11,721,238
TOTAL IRELAND		136,007,995
Isle of Man - 0.0%
Entain PLC	860,853	12,453,601
Israel - 0.5%
Azrieli Group	57,454	4,261,633
Bank Hapoalim BM (Reg.)	1,827,123	17,632,379
Bank Leumi le-Israel BM	2,219,475	21,198,874
Bezeq The Israel Telecommunication Corp. Ltd.	3,012,131	5,334,555
Check Point Software Technologies Ltd. (a)	145,740	18,833,980
CyberArk Software Ltd. (a)	59,669	9,362,663
Elbit Systems Ltd. (Israel)	37,498	7,589,696
Icl Group Ltd.	1,010,533	9,128,557
Israel Discount Bank Ltd. (Class A)	1,785,509	10,166,671
Mizrahi Tefahot Bank Ltd.	217,535	8,230,938
NICE Ltd. (a)	68,694	13,021,251
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	1,585,512	14,142,767
Tower Semiconductor Ltd. (a)	155,809	6,667,040
Wix.com Ltd. (a)	84,134	7,075,669
ZIM Integrated Shipping Services Ltd. (b)	124,842	2,932,539
TOTAL ISRAEL		155,579,212
Italy - 1.1%
Amplifon SpA	179,472	4,458,911
Assicurazioni Generali SpA	1,598,427	23,987,780
Atlantia SpA	698,887	15,595,443
DiaSorin SpA (b)	35,824	4,683,826
Enel SpA	11,698,614	52,261,794
Eni SpA	3,631,243	47,691,781
FinecoBank SpA	877,464	11,827,978
Infrastrutture Wireless Italiane SpA (c)	492,504	4,347,357
Intesa Sanpaolo SpA	23,758,092	45,295,525
Mediobanca SpA	862,479	7,817,707
Moncler SpA	293,064	12,653,520
Nexi SpA (a)(c)	753,925	6,534,232
Poste Italiane SpA (c)	726,255	6,330,304
Prysmian SpA	373,889	12,189,667
Recordati SpA	146,277	5,497,550
Snam SpA	2,831,846	12,591,845
Telecom Italia SpA (a)	5,958,305	1,165,699
Telecom Italia SpA (Risparmio Shares) (a)	7,564,311	1,446,496
Terna - Rete Elettrica Nazionale	1,974,441	13,088,927
UniCredit SpA	2,987,068	37,043,453
TOTAL ITALY		326,509,795
Japan - 13.7%
Advantest Corp.	276,082	14,593,662
AEON Co. Ltd.	947,978	17,701,072
AGC, Inc.	269,496	8,454,883
Aisin Seiki Co. Ltd.	212,801	5,459,738
Ajinomoto Co., Inc.	653,015	17,988,160
Ana Holdings, Inc. (a)(b)	234,351	4,556,365
Asahi Group Holdings	662,817	18,561,283
ASAHI INTECC Co. Ltd.	316,549	5,394,500
Asahi Kasei Corp.	1,812,725	11,623,040
Astellas Pharma, Inc.	2,663,065	36,745,466
Azbil Corp.	164,082	4,463,578
Bandai Namco Holdings, Inc.	289,098	19,135,159
Bridgestone Corp.	821,895	29,725,027
Brother Industries Ltd.	349,975	5,957,071
Canon, Inc.	1,347,028	28,553,608
Canon, Inc. sponsored ADR (b)	103,588	2,197,101
Capcom Co. Ltd.	252,500	7,038,653
Central Japan Railway Co.	206,438	23,900,680
Chiba Bank Ltd.	778,094	4,254,282
Chubu Electric Power Co., Inc.	913,095	7,436,417
Chugai Pharmaceutical Co. Ltd.	975,524	22,604,709
Concordia Financial Group Ltd.	1,552,588	4,729,966
CyberAgent, Inc.	607,396	4,999,850
Dai Nippon Printing Co. Ltd.	325,221	6,524,323
Dai-ichi Mutual Life Insurance Co.	1,404,191	22,262,889
Daifuku Co. Ltd.	143,409	6,577,554
Daiichi Sankyo Kabushiki Kaisha	2,524,796	80,820,655
Daikin Industries Ltd.	358,482	53,696,008
Daito Trust Construction Co. Ltd.	89,221	8,826,396
Daiwa House Industry Co. Ltd.	856,208	17,250,310
Daiwa House REIT Investment Corp.	3,137	6,329,063
Daiwa Securities Group, Inc.	1,871,351	7,299,395
DENSO Corp.	624,825	31,001,271
Dentsu Group, Inc.	311,122	9,698,043
Disco Corp.	41,629	9,994,656
East Japan Railway Co.	433,081	23,076,888
Eisai Co. Ltd.	364,297	21,985,953
ENEOS Holdings, Inc.	4,365,564	14,380,129
FANUC Corp.	276,725	36,209,917
Fast Retailing Co. Ltd.	84,163	46,973,250
Fuji Electric Co. Ltd.	193,104	7,480,272
FUJIFILM Holdings Corp.	523,848	24,023,131
Fujitsu Ltd.	283,958	32,671,791
GLP J-REIT	6,379	6,610,874
GMO Payment Gateway, Inc.	59,728	4,310,040
Hakuhodo DY Holdings, Inc.	334,007	2,821,297
Hamamatsu Photonics K.K.	202,246	9,167,343
Hankyu Hanshin Holdings, Inc.	329,580	9,785,774
Hikari Tsushin, Inc.	29,670	3,585,661
Hirose Electric Co. Ltd.	41,668	5,411,137
Hitachi Construction Machinery Co. Ltd.	152,071	2,980,160
Hitachi Ltd.	1,400,709	63,679,295
Hitachi Metals Ltd. (a)	9,800	143,149
Honda Motor Co. Ltd.	2,334,186	53,225,220
Hoshizaki Corp.	155,706	4,466,096
Hoya Corp.	529,182	49,378,932
Hulic Co. Ltd.	513,972	3,733,076
Ibiden Co. Ltd.	165,240	5,589,678
Idemitsu Kosan Co. Ltd.	294,427	6,435,238
Iida Group Holdings Co. Ltd.	204,978	2,848,008
INPEX Corp.	1,484,112	14,978,248
Isuzu Motors Ltd.	834,192	9,783,993
ITO EN Ltd.	85,625	3,023,177
Itochu Corp.	1,708,071	44,213,762
ITOCHU Techno-Solutions Corp.	136,885	3,175,986
Japan Airlines Co. Ltd. (a)	215,726	4,025,957
Japan Exchange Group, Inc.	741,494	9,744,557
Japan Post Bank Co. Ltd.	579,940	3,861,196
Japan Post Holdings Co. Ltd.	3,418,146	22,978,437
Japan Post Insurance Co. Ltd.	281,542	4,159,842
Japan Real Estate Investment Corp.	1,870	7,834,897
Japan Retail Fund Investment Corp.	9,921	7,305,891
Japan Tobacco, Inc.	1,715,526	28,730,663
JFE Holdings, Inc.	704,890	6,461,314
JSR Corp.	267,621	5,100,628
Kajima Corp.	608,378	5,732,120
Kakaku.com, Inc.	191,065	3,239,348
Kansai Electric Power Co., Inc.	1,017,899	7,714,934
Kao Corp.	688,126	25,702,844
KDDI Corp.	2,330,307	68,876,821
Keio Corp.	143,820	5,048,861
Keisei Electric Railway Co.	182,342	4,843,814
Keyence Corp.	280,129	106,102,191
Kikkoman Corp.	212,148	11,527,999
Kintetsu Group Holdings Co. Ltd.	247,264	8,364,356
Kirin Holdings Co. Ltd.	1,224,220	18,026,361
Kobayashi Pharmaceutical Co. Ltd.	85,787	4,557,768
Kobe Bussan Co. Ltd.	228,072	4,961,922
Koei Tecmo Holdings Co. Ltd. (b)	163,718	2,475,121
Koito Manufacturing Co. Ltd.	299,630	4,259,846
Komatsu Ltd.	1,331,264	26,079,721
Konami Group Corp.	130,736	5,741,323
Kose Corp.	48,068	4,806,962
Kubota Corp.	1,458,067	20,361,654
Kurita Water Industries Ltd.	147,684	5,422,877
Kyocera Corp.	454,956	22,766,923
Kyowa Hakko Kirin Co., Ltd.	392,821	9,259,475
Lasertec Corp.	109,195	15,343,092
LIXIL Group Corp.	418,403	6,333,940
M3, Inc.	628,002	18,777,342
Makita Corp.	317,168	5,795,772
Marubeni Corp.	2,199,645	19,275,278
Mazda Motor Corp.	819,409	5,517,050
McDonald's Holdings Co. (Japan) Ltd.	136,545	4,738,372
Meiji Holdings Co. Ltd.	162,706	6,696,666
Minebea Mitsumi, Inc.	508,800	7,541,580
Misumi Group, Inc.	410,614	8,781,415
Mitsubishi Chemical Holdings Corp.	1,831,584	8,278,742
Mitsubishi Corp.	1,814,201	49,181,507
Mitsubishi Electric Corp.	2,821,797	24,827,901
Mitsubishi Estate Co. Ltd.	1,681,812	21,149,289
Mitsubishi Heavy Industries Ltd.	456,928	15,733,356
Mitsubishi UFJ Financial Group, Inc.	17,215,318	81,322,594
Mitsubishi UFJ Lease & Finance Co. Ltd.	901,016	3,865,955
Mitsui & Co. Ltd.	2,004,946	44,401,541
Mitsui Chemicals, Inc.	264,471	4,900,081
Mitsui Fudosan Co. Ltd.	1,289,610	24,713,297
Mitsui OSK Lines Ltd.	502,300	9,968,643
Mizuho Financial Group, Inc.	3,474,232	37,523,902
MonotaRO Co. Ltd.	352,708	5,379,749
MS&AD Insurance Group Holdings, Inc.	637,915	16,892,757
Murata Manufacturing Co. Ltd.	826,261	39,114,738
NEC Corp.	352,163	11,664,163
Nexon Co. Ltd.	706,359	11,861,720
NGK Insulators Ltd.	338,995	3,960,014
Nidec Corp.	648,256	35,643,719
Nihon M&A Center Holdings, Inc.	449,960	5,092,859
Nintendo Co. Ltd.	1,587,490	64,450,660
Nippon Building Fund, Inc.	2,250	10,002,018
Nippon Express Holdings, Inc.	112,785	5,665,987
Nippon Paint Holdings Co. Ltd.	1,207,530	7,714,809
Nippon Prologis REIT, Inc.	3,194	6,691,086
Nippon Sanso Holdings Corp.	249,986	3,987,806
Nippon Shinyaku Co. Ltd.	72,055	3,992,960
Nippon Steel & Sumitomo Metal Corp.	1,151,199	15,813,067
Nippon Telegraph & Telephone Corp.	1,727,571	47,647,631
Nippon Yusen KK	702,633	12,727,826
Nissan Chemical Corp.	185,584	8,362,170
Nissan Motor Co. Ltd.	3,249,125	10,355,950
Nisshin Seifun Group, Inc.	304,962	3,297,884
Nissin Food Holdings Co. Ltd.	92,205	5,971,513
Nitori Holdings Co. Ltd.	117,742	10,669,436
Nitto Denko Corp.	211,450	11,134,561
Nomura Holdings, Inc.	4,152,665	13,437,856
Nomura Real Estate Holdings, Inc.	166,718	3,772,864
Nomura Real Estate Master Fund, Inc.	6,276	7,154,121
Nomura Research Institute Ltd.	480,580	10,681,710
NTT Data Corp.	903,056	13,099,915
Obayashi Corp.	982,685	6,311,336
OBIC Co. Ltd.	100,052	15,052,041
Odakyu Electric Railway Co. Ltd.	420,539	5,003,083
Oji Holdings Corp.	1,127,102	3,911,259
Olympus Corp.	1,782,663	37,644,587
OMRON Corp.	267,577	12,517,338
Ono Pharmaceutical Co. Ltd.	518,945	12,201,027
Open House Group Co. Ltd.	116,600	4,156,024
Oracle Corp. Japan	55,403	2,958,404
Oriental Land Co. Ltd.	289,288	38,812,977
ORIX Corp.	1,702,354	25,015,256
Osaka Gas Co. Ltd.	524,718	7,770,463
Otsuka Corp.	164,532	5,195,049
Otsuka Holdings Co. Ltd.	560,503	17,966,651
Pan Pacific International Holdings Ltd.	543,991	8,930,240
Panasonic Holdings Corp.	3,123,093	22,244,589
Persol Holdings Co. Ltd.	261,626	5,253,810
Rakuten Group, Inc.	1,203,360	5,372,242
Recruit Holdings Co. Ltd.	2,080,883	64,031,203
Renesas Electronics Corp. (a)	1,673,083	13,996,598
Resona Holdings, Inc.	3,107,789	11,697,969
Ricoh Co. Ltd.	840,138	6,158,582
ROHM Co. Ltd.	127,795	8,998,377
SBI Holdings, Inc. Japan	342,465	6,190,833
SCSK Corp.	214,233	3,165,338
Secom Co. Ltd.	301,959	17,202,756
Seiko Epson Corp.	396,909	5,407,967
Sekisui Chemical Co. Ltd.	520,239	6,507,580
Sekisui House Ltd.	867,603	14,441,087
Seven & i Holdings Co. Ltd.	1,091,872	40,757,807
SG Holdings Co. Ltd.	428,149	5,678,132
Sharp Corp.	342,811	2,056,210
Shimadzu Corp.	339,977	8,974,140
SHIMANO, Inc.	104,090	16,107,228
SHIMIZU Corp.	792,681	3,960,873
Shin-Etsu Chemical Co. Ltd.	542,017	56,331,803
Shionogi & Co. Ltd.	380,694	17,678,383
Shiseido Co. Ltd.	580,975	20,141,404
Shizuoka Financial Group	659,518	4,160,381
SMC Corp.	82,655	33,177,905
SoftBank Corp.	4,173,427	41,168,305
SoftBank Group Corp.	1,740,844	74,727,856
Sompo Holdings, Inc.	454,054	18,910,901
Sony Group Corp.	1,814,720	122,375,028
Square Enix Holdings Co. Ltd.	123,138	5,498,748
Subaru Corp.	884,878	13,779,448
Sumco Corp.	523,229	6,647,026
Sumitomo Chemical Co. Ltd.	2,151,181	7,248,002
Sumitomo Corp.	1,601,069	20,355,619
Sumitomo Electric Industries Ltd.	1,032,303	10,788,519
Sumitomo Metal Mining Co. Ltd.	355,132	9,954,653
Sumitomo Mitsui Financial Group, Inc.	1,880,372	52,803,791
Sumitomo Mitsui Trust Holdings, Inc.	484,157	13,928,726
Sumitomo Realty & Development Co. Ltd.	442,579	10,164,480
Suntory Beverage & Food Ltd.	211,103	7,070,130
Suzuki Motor Corp.	529,532	17,877,203
Sysmex Corp.	241,529	13,040,081
T&D Holdings, Inc.	779,153	7,686,993
Taisei Corp.	263,402	7,183,127
Takeda Pharmaceutical Co. Ltd.	2,167,720	57,247,320
TDK Corp.	554,487	17,358,600
Terumo Corp.	939,524	28,584,731
TIS, Inc.	323,867	8,744,921
Tobu Railway Co. Ltd.	263,693	6,100,433
Toho Co. Ltd.	157,105	5,599,761
Tokio Marine Holdings, Inc.	2,647,824	47,918,857
Tokyo Electric Power Co., Inc. (a)	2,207,226	7,199,332
Tokyo Electron Ltd.	215,486	56,693,638
Tokyo Gas Co. Ltd.	569,639	10,178,761
Tokyu Corp.	771,375	8,901,977
Toppan, Inc.	382,477	5,707,767
Toray Industries, Inc.	1,997,519	9,732,691
Toshiba Corp.	566,315	19,732,190
Tosoh Corp.	370,325	4,032,121
Toto Ltd.	205,617	5,876,944
Toyota Industries Corp.	209,443	10,789,424
Toyota Motor Corp.	15,237,730	211,417,587
Toyota Tsusho Corp.	297,095	9,990,080
Trend Micro, Inc.	191,345	9,664,084
Unicharm Corp.	575,897	17,502,334
USS Co. Ltd.	331,546	5,010,147
Welcia Holdings Co. Ltd.	141,537	2,960,288
West Japan Railway Co.	318,580	12,642,931
Yakult Honsha Co. Ltd.	185,818	10,297,188
Yamaha Corp.	201,761	7,625,655
Yamaha Motor Co. Ltd.	425,839	8,791,995
Yamato Holdings Co. Ltd.	430,729	6,384,389
Yaskawa Electric Corp.	349,989	9,720,936
Yokogawa Electric Corp.	321,100	5,379,200
Z Holdings Corp.	3,818,749	9,855,274
ZOZO, Inc.	171,163	3,643,235
TOTAL JAPAN		4,095,120,154
Korea (South) - 3.0%
Alteogen, Inc.	50,276	1,292,723
AMOREPACIFIC Corp.	45,960	2,984,959
AMOREPACIFIC Group, Inc.	37,383	646,919
BGF Retail Co. Ltd.	13,197	1,724,379
Celltrion Healthcare Co. Ltd.	124,359	6,055,370
Celltrion Pharm, Inc.	24,834	1,179,655
Celltrion, Inc.	142,136	19,119,827
Cheil Worldwide, Inc.	96,330	1,650,133
CJ CheilJedang Corp.	11,295	3,276,161
CJ Corp.	18,038	907,385
CJ ENM Co. Ltd.	13,209	679,273
CJ Logistics Corp. (a)	10,778	663,752
Coway Co. Ltd.	80,195	3,107,070
Db Insurance Co. Ltd.	62,355	2,459,565
Doosan Bobcat, Inc.	69,800	1,638,245
Doosan Heavy Industries & Construction Co. Ltd. (a)	612,278	5,683,858
E-Mart, Inc.	29,731	1,762,214
Ecopro BM Co. Ltd.	71,450	5,761,774
EUSU Holdings Co. Ltd.	6	29
F&F Co. Ltd.	24,976	2,546,036
Green Cross Corp.	8,441	754,020
GS Engineering & Construction Corp.	92,735	1,409,880
GS Holdings Corp.	64,497	2,078,624
Hana Financial Group, Inc.	421,362	12,177,495
Hanjin Shipping Co. Ltd. (a)(d)	12	0
Hankook Tire Co. Ltd.	105,623	2,704,734
Hanmi Pharm Co. Ltd.	10,613	1,881,210
Hanon Systems	277,185	1,514,757
Hanwha Solutions Corp. (a)	167,415	5,536,241
HD Hyundai Co. Ltd.	65,222	2,782,852
HLB, Inc. (a)	151,783	4,306,821
HLB, Inc. rights 12/2/22 (a)	12,168	83,546
HMM Co. Ltd.	390,167	5,221,106
Hotel Shilla Co.	46,802	2,131,358
HYBE Co. Ltd. (a)	26,452	2,242,449
Hyundai Engineering & Construction Co. Ltd.	116,450	2,847,368
Hyundai Glovis Co. Ltd.	27,037	3,295,994
Hyundai Heavy Industries Co. Ltd. (a)	23,479	1,793,018
Hyundai Mobis	87,602	13,441,161
Hyundai Motor Co.	197,517	22,764,024
Hyundai Steel Co.	133,886	2,635,847
Iljin Materials Co. Ltd.	31,425	1,334,217
Industrial Bank of Korea	376,255	2,754,718
Kakao Corp.	453,528	16,109,821
Kakao Games Corp. (a)	47,694	1,321,566
KakaoBank Corp. (a)	160,424	1,921,959
Kangwon Land, Inc. (a)	139,111	2,241,651
KB Financial Group, Inc.	569,452	19,123,003
Kia Corp.	379,947	17,648,801
Korea Aerospace Industries Ltd.	106,538	3,534,298
Korea Electric Power Corp. (a)	364,951	4,270,992
Korea Investment Holdings Co. Ltd.	50,723	1,760,870
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	58,298	2,969,386
Korea Zinc Co. Ltd.	12,730	5,708,040
Korean Air Lines Co. Ltd. (a)	260,501	4,215,994
KRAFTON, Inc. (a)	34,923	4,342,987
KT&G Corp.	153,520	10,293,322
Kumho Petro Chemical Co. Ltd.	24,893	2,284,689
L&F Co. Ltd. (a)	32,540	5,129,543
LG Chemical Ltd.	71,638	31,419,295
LG Corp.	141,984	7,878,495
LG Display Co. Ltd.	334,812	2,981,954
LG Electronics, Inc.	151,255	8,647,261
LG Energy Solution (a)	33,996	12,575,938
LG H & H Co. Ltd.	14,326	5,118,866
LG Innotek Co. Ltd.	20,749	4,310,231
LG Uplus Corp.	298,036	2,390,853
Lotte Chemical Corp.	23,244	2,410,190
Lotte Shopping Co. Ltd.	14,375	880,234
Meritz Financial Holdings Co.	41,555	631,774
Meritz Fire & Marine Insurance Co. Ltd.	45,133	994,474
Meritz Securities Co. Ltd.	343,624	890,766
Mirae Asset Securities Co. Ltd.	385,670	1,715,806
NAVER Corp.	190,319	22,601,148
NCSOFT Corp.	23,547	6,433,967
Netmarble Corp. (c)	27,534	860,365
NH Investment & Securities Co. Ltd.	172,685	1,085,240
Orion Corp./Republic of Korea	33,786	2,402,600
Pan Ocean Co., Ltd. (Korea)	429,953	1,295,293
Pearl Abyss Corp. (a)	36,526	1,064,570
POSCO	113,099	19,672,479
POSCO Chemtech Co. Ltd.	40,001	5,591,037
S-Oil Corp.	66,673	4,035,919
S1 Corp.	24,076	1,052,562
Samsung Biologics Co. Ltd. (a)(c)	25,777	15,838,375
Samsung C&T Corp.	124,674	10,350,776
Samsung Electro-Mechanics Co. Ltd.	82,319	6,978,532
Samsung Electronics Co. Ltd.	6,908,111	287,491,098
Samsung Engineering Co. Ltd. (a)	223,998	3,742,925
Samsung Fire & Marine Insurance Co. Ltd.	44,212	6,195,107
Samsung Heavy Industries Co. Ltd. (a)	923,119	3,330,762
Samsung Life Insurance Co. Ltd.	118,818	5,610,748
Samsung SDI Co. Ltd.	78,791	40,683,916
Samsung SDS Co. Ltd.	52,006	4,554,515
Samsung Securities Co. Ltd.	86,405	1,922,035
SD Biosensor, Inc.	46,082	954,042
Seegene, Inc.	54,201	1,089,853
Shinhan Financial Group Co. Ltd.	654,199	16,594,051
SK Biopharmaceuticals Co. Ltd. (a)	43,048	1,752,297
SK Bioscience Co. Ltd. (a)	31,738	1,681,048
SK Chemicals Co. Ltd.	14,691	909,876
SK Hynix, Inc.	787,015	45,600,244
SK IE Technology Co. Ltd. (a)(c)	32,003	1,165,931
SK Innovation Co., Ltd.	80,571	9,765,703
SK Square Co. Ltd. (a)	149,983	3,882,712
SK, Inc.	53,572	8,032,122
SKC Co. Ltd.	28,280	2,050,682
Woori Financial Group, Inc.	774,070	6,372,308
Yuhan Corp.	72,426	3,034,411
TOTAL KOREA (SOUTH)		900,233,075
Kuwait - 0.3%
Agility Public Warehousing Co. KSC	2,158,306	5,461,068
Boubyan Bank KSC	1,776,362	4,723,971
Gulf Bank	2,123,925	2,351,158
Kuwait Finance House KSCP	10,565,054	27,618,828
Mabanee Co. SAKC	812,094	2,285,448
Mobile Telecommunication Co.	3,080,497	5,955,197
National Bank of Kuwait	10,288,407	35,794,426
TOTAL KUWAIT		84,190,096
Luxembourg - 0.2%
Allegro.eu SA (a)(c)	517,232	2,513,517
ArcelorMittal SA (Netherlands)	760,927	17,036,245
Aroundtown SA	1,342,917	2,664,893
Eurofins Scientific SA	194,823	12,472,342
Reinet Investments SCA	196,553	3,158,117
Tenaris SA	683,908	10,703,951
TOTAL LUXEMBOURG		48,549,065
Malaysia - 0.4%
AMMB Holdings Bhd	2,720,200	2,353,134
Axiata Group Bhd	3,306,115	1,992,899
CIMB Group Holdings Bhd	10,370,688	12,107,910
Dialog Group Bhd	5,149,622	2,243,702
DiGi.com Bhd	3,816,900	3,059,655
Genting Bhd	3,257,300	3,058,886
Genting Malaysia Bhd	4,256,100	2,466,522
Hap Seng Consolidated Bhd	689,500	937,708
Hartalega Holdings Bhd	2,650,300	1,210,797
Hong Leong Bank Bhd	985,400	4,410,124
Hong Leong Credit Bhd	256,800	1,036,325
IHH Healthcare Bhd	2,698,300	3,395,703
Inari Amertron Bhd	4,041,200	2,128,297
IOI Corp. Bhd	3,179,100	2,743,386
IOI Properties Group Bhd	11	2
Kuala Lumpur Kepong Bhd	614,813	2,819,193
Malayan Banking Bhd	7,001,668	12,720,882
Malaysia Airports Holdings Bhd (a)	918,498	1,161,721
Maxis Bhd	2,693,300	2,193,148
MISC Bhd	1,738,700	2,658,799
MR DIY Group M Sdn Bhd (c)	2,872,950	1,227,445
Nestle (Malaysia) Bhd	83,500	2,348,879
Petronas Chemicals Group Bhd	3,740,500	6,898,723
Petronas Dagangan Bhd	349,700	1,603,531
Petronas Gas Bhd	1,021,800	3,695,596
PPB Group Bhd	797,420	2,816,606
Press Metal Bhd	5,489,200	5,050,343
Public Bank Bhd	21,089,100	19,938,299
QL Resources Bhd	1,355,700	1,468,102
RHB Bank Bhd	2,264,763	2,739,942
Sime Darby Bhd	3,983,207	1,895,562
Sime Darby Plantation Bhd	2,869,924	2,670,826
Sime Darby Property Bhd	15	1
SP Setia Bhd	14	1
Telekom Malaysia Bhd	1,627,099	1,913,424
Tenaga Nasional Bhd	3,762,425	6,700,427
Top Glove Corp. Bhd	8,478,000	1,425,552
TOTAL MALAYSIA		127,092,052
Mexico - 0.7%
Alfa SA de CV Series A	4,254,100	2,823,470
America Movil S.A.B. de CV Series L	40,141,446	37,987,791
Arca Continental S.A.B. de CV	711,262	5,826,009
CEMEX S.A.B. de CV unit (a)	22,491,840	8,741,088
Coca-Cola FEMSA S.A.B. de CV unit	780,440	4,916,303
Fibra Uno Administracion SA de CV	4,298,100	5,015,499
Fomento Economico Mexicano S.A.B. de CV unit	2,836,000	20,358,567
Gruma S.A.B. de CV Series B	285,995	3,317,530
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	517,800	8,020,634
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	291,985	6,833,566
Grupo Bimbo S.A.B. de CV Series A	1,884,700	7,296,994
Grupo Carso SA de CV Series A1	565,500	2,278,783
Grupo Financiero Banorte S.A.B. de CV Series O	3,754,700	30,520,085
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	3,117,500	5,754,150
Grupo Mexico SA de CV Series B	4,473,923	16,219,749
Grupo Televisa SA de CV	3,395,100	3,601,928
Industrias Penoles SA de CV	204,640	2,321,450
Kimberly-Clark de Mexico SA de CV Series A	2,253,600	3,555,622
Operadora de Sites Mexicanos, SA de CV (b)	1,731,300	1,883,956
Orbia Advance Corp. S.A.B. de CV	1,498,116	2,529,247
Promotora y Operadora de Infraestructura S.A.B. de CV	313,890	2,361,185
Sitios Latinoamerica S.A.B. de CV (a)	1,971,532	575,150
Wal-Mart de Mexico SA de CV Series V	7,633,700	29,486,048
TOTAL MEXICO		212,224,804
Multi-National - 0.1%
HK Electric Investments & HK Electric Investments Ltd. unit	3,459,676	2,199,306
HKT Trust/HKT Ltd. unit	5,489,479	6,203,038
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)(b)	171,051	8,093,690
TOTAL MULTI-NATIONAL		16,496,034
Netherlands - 3.5%
ABN AMRO Bank NV GDR (c)	591,036	5,815,213
Adyen BV (a)(c)	31,220	44,569,656
AEGON NV	2,558,043	11,841,596
AerCap Holdings NV (a)	192,511	10,282,013
Airbus Group NV	850,531	92,030,666
Akzo Nobel NV (b)	260,802	16,100,734
Argenx SE (a)	79,506	30,868,252
ASM International NV (Netherlands)	67,014	14,887,736
ASML Holding NV (Netherlands)	585,074	274,450,703
CNH Industrial NV	1,451,663	18,800,511
Davide Campari Milano NV	783,895	7,044,978
Euronext NV (c)	123,138	7,824,740
EXOR NV	152,730	10,263,609
Ferrari NV (Italy)	180,243	35,535,967
Heineken Holding NV	146,498	10,004,066
Heineken NV (Bearer)	374,605	31,319,207
IMCD NV	81,497	10,574,825
ING Groep NV (Certificaten Van Aandelen)	5,622,136	55,319,537
JDE Peet's BV	140,922	4,035,934
Just Eat Takeaway.com NV (a)(c)	259,642	4,455,482
Koninklijke Ahold Delhaize NV	1,508,140	42,059,455
Koninklijke DSM NV	252,093	29,653,799
Koninklijke KPN NV	4,721,343	13,206,098
Koninklijke Philips Electronics NV	1,269,986	16,109,636
NEPI Rockcastle PLC (b)	741,848	3,735,744
NN Group NV	397,265	16,822,787
OCI NV	150,880	5,773,429
Prosus NV	1,190,136	51,463,500
QIAGEN NV (Germany) (a)	344,043	14,858,022
Randstad NV	169,930	8,470,557
Stellantis NV (Italy)	3,145,918	42,468,304
STMicroelectronics NV (France)	983,104	30,568,588
Universal Music Group NV	1,042,446	20,468,903
Wolters Kluwer NV	376,455	40,012,005
X5 Retail Group NV GDR (d)	152,037	53,788
Yandex NV Class A (a)(d)	371,380	2,079,249
TOTAL NETHERLANDS		1,033,829,289
New Zealand - 0.2%
Auckland International Airport Ltd. (a)	1,785,302	7,992,404
Fisher & Paykel Healthcare Corp.	844,185	9,610,043
Mercury Nz Ltd.	898,581	3,040,572
Meridian Energy Ltd.	1,981,549	5,622,114
Spark New Zealand Ltd.	2,778,553	8,271,108
Xero Ltd. (a)	193,648	9,670,292
TOTAL NEW ZEALAND		44,206,533
Norway - 0.5%
Adevinta ASA Class B (a)	420,467	2,879,648
Aker BP ASA	450,411	14,357,835
DNB Bank ASA	1,327,487	23,479,105
Equinor ASA	1,283,585	46,765,780
Equinor ASA sponsored ADR	116,214	4,216,244
Gjensidige Forsikring ASA	283,709	5,182,336
Kongsberg Gruppen ASA	127,416	4,566,614
Mowi ASA	595,136	8,875,962
Norsk Hydro ASA	1,919,535	12,181,983
Orkla ASA	1,029,488	6,944,060
Salmar ASA	81,397	2,757,562
Telenor ASA	1,006,354	9,145,613
Yara International ASA	234,569	10,469,262
TOTAL NORWAY		151,822,004
Peru - 0.0%
Compania de Minas Buenaventura SAA sponsored ADR	328,850	2,282,219
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	2,135,920	2,092,916
ACEN Corp.	10,831,225	1,174,181
Ayala Corp.	383,045	4,431,780
Ayala Land, Inc.	11,166,070	4,940,468
Bank of the Philippine Islands (BPI)	2,381,603	3,948,834
BDO Unibank, Inc.	2,981,908	6,571,324
Converge ICT Solutions, Inc. (a)	3,169,800	676,858
Globe Telecom, Inc.	40,108	1,612,104
GT Capital Holdings, Inc.	98,639	703,147
International Container Terminal Services, Inc.	1,574,350	4,705,171
JG Summit Holdings, Inc.	3,730,975	2,784,502
Jollibee Food Corp.	505,500	2,021,619
Manila Electric Co.	252,850	1,314,364
Metro Pacific Investments Corp.	11,439,700	721,617
Metropolitan Bank & Trust Co.	2,539,341	2,272,910
Monde Nissin Corp. (c)	7,850,500	1,586,668
PLDT, Inc.	106,345	2,989,894
SM Investments Corp.	385,685	5,480,375
SM Prime Holdings, Inc.	17,267,475	9,401,775
Universal Robina Corp.	1,277,960	2,695,500
TOTAL PHILIPPINES		62,126,007
Poland - 0.2%
Bank Polska Kasa Opieki SA	274,248	4,505,983
CD Projekt RED SA	95,646	2,546,366
Cyfrowy Polsat SA	342,607	1,284,570
Dino Polska SA (a)(c)	71,217	4,657,202
KGHM Polska Miedz SA (Bearer)	205,137	4,110,388
LPP SA	1,627	2,825,209
mBank SA (a)	21,514	1,205,912
Orange Polska SA	973,980	1,230,608
PGE Polska Grupa Energetyczna SA (a)	1,179,648	1,346,658
Polski Koncern Naftowy Orlen SA	585,828	6,739,212
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	2,455,675	2,613,074
Powszechna Kasa Oszczednosci Bank SA	1,303,291	7,116,901
Powszechny Zaklad Ubezpieczen SA	920,661	5,168,244
Santander Bank Polska SA	52,660	2,803,915
TOTAL POLAND		48,154,242
Portugal - 0.1%
Banco Espirito Santo SA (Reg.) (a)(d)	319,729	3
Energias de Portugal SA	3,864,345	16,898,805
Galp Energia SGPS SA Class B (b)	701,333	7,120,706
Jeronimo Martins SGPS SA	411,406	8,529,880
TOTAL PORTUGAL		32,549,394
Qatar - 0.4%
Barwa Real Estate Co. (a)	2,918,811	2,725,052
Industries Qatar QSC (a)	2,307,375	9,991,708
Masraf al Rayan	8,460,233	8,913,823
Mesaieed Petrochemical Holding Co. (a)	6,857,410	4,274,407
Ooredoo QSC	1,268,319	3,402,616
Qatar Electricity & Water Co. (a)	545,531	2,771,284
Qatar Fuel Co. (a)	743,739	3,896,627
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	3,749,526	4,221,338
Qatar International Islamic Bank QSC (a)	1,149,170	3,650,964
Qatar Islamic Bank (a)	2,412,328	16,156,156
Qatar National Bank SAQ (a)	6,773,950	37,090,015
The Commercial Bank of Qatar (a)	4,820,530	8,331,274
TOTAL QATAR		105,425,264
Russia - 0.0%
Alrosa Co. Ltd. (d)	3,102,770	774,067
Gazprom OAO (d)	12,146,244	1,905,938
Gazprom OAO sponsored ADR (Reg. S) (a)(d)	1,078,053	246,270
Inter Rao Ues JSC (d)	42,112,900	348,170
LUKOIL PJSC (d)	451,803	209,705
LUKOIL PJSC sponsored ADR (d)	52,271	14,787
Magnit OJSC GDR (Reg. S) (d)	428,621	2,087
MMC Norilsk Nickel PJSC (d)	66,556	663,767
MMC Norilsk Nickel PJSC sponsored ADR (d)	85,403	63,419
Mobile TeleSystems OJSC sponsored ADR (d)	504,110	502,089
Moscow Exchange MICEX-RTS OAO (a)(d)	1,699,470	489,891
Novatek PJSC GDR (Reg. S) (d)	110,438	28,214
Novolipetsk Steel OJSC (d)	1,805,640	25,995
PhosAgro PJSC:
GDR (d)	1,019	21
GDR (Reg. S) (d)	158,247	3,246
Polyus PJSC (d)	41,353	145,829
Rosneft Oil Co. OJSC (d)	1,187,356	297,773
Rosneft Oil Co. OJSC GDR (Reg. S) (d)	214,392	50,693
Sberbank of Russia (a)(d)	13,066,303	120,471
Severstal PAO (d)	245,384	8,216
Severstal PAO GDR (Reg. S) (d)	10,278	243
Surgutneftegas OJSC (d)	6,111,900	112,150
Surgutneftegas OJSC sponsored ADR (a)(d)	214,357	39,585
Tatneft PAO (d)	1,520,327	283,564
Tatneft PAO sponsored ADR (d)	24,387	22,517
United Co. RUSAL International PJSC (d)	3,455,150	624,433
VTB Bank OJSC (a)(d)	4,133,678,016	236,829
TOTAL RUSSIA		7,219,969
Saudi Arabia - 1.4%
ACWA Power Co.	116,630	5,400,758
Advanced Polypropylene Co.	184,348	2,173,389
Al Rajhi Bank	2,823,633	64,024,040
Alinma Bank	1,412,401	14,095,631
Almarai Co. Ltd.	347,487	5,206,456
Arab National Bank	852,374	7,315,687
Bank Al-Jazira	558,397	3,474,424
Bank Albilad	701,421	9,464,157
Banque Saudi Fransi	854,956	9,829,303
Bupa Arabia for Cooperative Insurance Co.	83,684	4,298,283
Dar Al Arkan Real Estate Development Co. (a)	763,442	2,726,615
Dr Sulaiman Al Habib Medical Services Group Co.	125,190	7,549,615
Elm Co.	32,026	2,821,148
Emaar The Economic City (a)	553,239	1,411,974
Etihad Etisalat Co.	535,201	5,213,066
Jarir Marketing Co.	84,269	3,677,959
Mobile Telecommunications Co. Saudi Arabia (a)	682,727	2,358,397
Mouwasat Medical Services Co.	71,036	4,140,167
National Industrialization Co. (a)	416,590	1,483,407
Rabigh Refining & Petrochemical Co. (a)	645,790	2,344,234
Riyad Bank	1,929,906	18,464,191
Sabic Agriculture-Nutrients Co.	307,072	12,993,692
Sahara International Petrochemical Co.	501,787	5,415,088
Saudi Arabian Mining Co.	1,239,411	27,608,069
Saudi Arabian Oil Co. (c)	3,470,070	32,229,895
Saudi Basic Industries Corp.	1,285,997	30,254,324
Saudi Electricity Co.	1,195,290	8,588,796
Saudi Industrial Investment Group	553,593	3,311,937
Saudi Investment Bank/The	672,279	3,245,503
Saudi Kayan Petrochemical Co. (a)	1,075,752	3,767,587
Saudi Research & Marketing Group (a)	50,303	2,696,178
Saudi Tadawul Group Holding Co.	51,758	2,991,800
Saudi Telecom Co.	2,152,035	23,138,006
The Saudi British Bank	1,322,304	15,307,906
The Saudi National Bank	3,159,828	49,951,107
The Savola Group	350,386	2,732,182
Yanbu National Petrochemical Co.	368,972	4,389,309
TOTAL SAUDI ARABIA		406,094,280
Singapore - 0.8%
BOC Aviation Ltd. Class A (c)	294,100	1,968,872
CapitaLand Ascendas REIT	4,862,815	9,000,124
CapitaLand Investment Ltd.	3,573,499	7,598,355
CapitaMall Trust	7,660,539	10,173,646
City Developments Ltd.	520,645	2,806,246
DBS Group Holdings Ltd.	2,603,383	62,896,085
Genting Singapore Ltd.	9,187,023	5,224,324
Keppel Corp. Ltd.	2,018,057	9,936,322
Mapletree Logistics Trust (REIT)	4,671,533	5,016,057
Mapletree Pan Asia Commercial	3,393,089	3,811,113
Oversea-Chinese Banking Corp. Ltd.	4,859,091	41,636,602
Singapore Airlines Ltd.	1,807,539	6,716,343
Singapore Exchange Ltd.	1,215,990	7,232,718
Singapore Technologies Engineering Ltd.	2,422,997	5,648,411
Singapore Telecommunications Ltd.	12,021,418	21,230,252
United Overseas Bank Ltd.	1,695,615	33,251,111
UOL Group Ltd.	552,249	2,414,822
Venture Corp. Ltd.	393,770	4,431,164
Wilmar International Ltd.	2,695,980	7,389,377
TOTAL SINGAPORE		248,381,944
South Africa - 1.0%
Absa Group Ltd.	1,207,146	13,126,388
African Rainbow Minerals Ltd.	168,071	2,366,696
Anglo American Platinum Ltd.	75,085	5,972,546
AngloGold Ashanti Ltd.	591,295	7,722,145
Aspen Pharmacare Holdings Ltd.	533,004	4,389,095
Bid Corp. Ltd.	491,578	7,909,672
Bidvest Group Ltd./The	402,690	4,658,105
Capitec Bank Holdings Ltd.	124,377	12,868,986
Clicks Group Ltd.	361,883	6,131,941
Discovery Ltd. (a)	706,853	4,626,219
Exxaro Resources Ltd.	347,081	3,864,444
FirstRand Ltd. (b)	7,186,198	25,174,922
Foschini Group Ltd./The	498,147	3,116,275
Gold Fields Ltd.	1,286,446	10,305,463
Growthpoint Properties Ltd. (b)	4,825,438	3,401,942
Harmony Gold Mining Co. Ltd.	803,883	2,226,389
Impala Platinum Holdings Ltd.	1,215,718	12,447,331
Kumba Iron Ore Ltd.	85,547	1,611,346
Mr Price Group Ltd.	395,697	3,809,462
MTN Group Ltd.	2,439,981	17,247,071
MultiChoice Group Ltd.	530,248	3,464,888
Naspers Ltd. Class N	312,286	32,191,026
Nedbank Group Ltd.	656,431	7,774,788
Northam Platinum Holdings Ltd. (a)	478,613	4,491,504
Old Mutual Ltd.	6,506,289	3,697,892
Pepkor Holdings Ltd. (c)	2,598,634	3,207,133
Remgro Ltd.	738,536	5,496,577
Sanlam Ltd.	2,568,726	7,473,166
Sasol Ltd.	807,320	13,571,096
Shoprite Holdings Ltd.	729,030	9,283,164
Sibanye-Stillwater Ltd.	4,044,938	9,474,151
Spar Group Ltd./The	274,045	2,323,648
Standard Bank Group Ltd.	1,926,981	18,007,011
Thungela Resources Ltd.	1	15
Vodacom Group Ltd.	917,444	6,258,722
Woolworths Holdings Ltd.	1,410,723	4,845,322
TOTAL SOUTH AFRICA		284,536,541
Spain - 1.5%
Acciona SA (b)	35,567	6,400,649
ACS Actividades de Construccion y Servicios SA	330,927	8,486,652
Aena SME SA (a)(c)	104,761	12,312,721
Amadeus IT Holding SA Class A (a)	642,883	33,529,758
Banco Bilbao Vizcaya Argentaria SA	9,612,726	49,590,074
Banco Santander SA (Spain) (b)	24,553,115	63,621,823
Banco Santander SA (Spain) sponsored ADR	58,075	151,576
CaixaBank SA	6,373,857	21,135,997
Cellnex Telecom SA (c)	779,285	25,506,201
EDP Renovaveis SA	427,860	9,010,564
Enagas SA	327,846	5,322,222
Endesa SA (b)	452,741	7,554,709
Ferrovial SA	691,135	16,877,280
Grifols SA (a)	422,162	3,590,437
Iberdrola SA	8,557,927	87,027,955
Industria de Diseno Textil SA (b)	1,579,444	35,806,714
Naturgy Energy Group SA (b)	191,841	4,921,675
Red Electrica Corporacion SA	583,974	9,446,199
Repsol SA	2,071,282	28,178,712
Siemens Gamesa Renewable Energy SA (a)	349,420	6,201,845
Telefonica SA	7,488,224	25,813,386
TOTAL SPAIN		460,487,149
Sweden - 2.0%
Alfa Laval AB	415,884	10,249,070
ASSA ABLOY AB (B Shares)	1,430,798	28,890,789
Atlas Copco AB:
(A Shares)	3,759,551	40,126,642
(B Shares)	2,368,981	22,910,800
Boliden AB	393,728	11,468,221
Electrolux AB (B Shares) (b)	308,289	3,804,610
Embracer Group AB (a)(b)	930,237	4,479,649
Epiroc AB:
(A Shares)	971,663	14,874,662
(B Shares)	530,766	7,131,393
EQT AB	433,579	8,544,976
Ericsson (B Shares) (b)	4,164,889	23,154,056
Essity AB (B Shares)	870,371	18,398,778
Evolution AB (c)	262,680	24,503,502
Fastighets AB Balder (a)	884,881	3,325,557
Getinge AB (B Shares)	334,391	6,793,093
H&M Hennes & Mauritz AB (B Shares) (b)	1,073,736	10,814,843
Hexagon AB (B Shares)	2,781,410	27,496,731
Holmen AB (B Shares)	126,924	4,605,093
Husqvarna AB (B Shares) (b)	630,809	3,745,209
Industrivarden AB:
(A Shares)	186,202	4,219,445
(C Shares)	212,539	4,775,833
Indutrade AB	385,940	6,758,459
Investment AB Latour (B Shares)	210,366	3,558,114
Investor AB:
(A Shares) (b)	778,877	13,254,989
(B Shares)	2,551,957	41,686,679
Kinnevik AB (B Shares) (a)	343,292	4,244,046
L E Lundbergforetagen AB	107,315	4,239,648
Lifco AB	354,551	5,123,412
Nibe Industrier AB (B Shares)	2,167,925	17,298,318
Sagax AB	266,931	4,922,214
Sandvik AB	1,529,204	23,896,486
Securitas AB (B Shares)	888,955	7,273,502
Skandinaviska Enskilda Banken AB (A Shares)	2,354,268	24,840,798
Skanska AB (B Shares)	510,335	7,940,763
SKF AB (B Shares)	541,091	7,832,630
Svenska Cellulosa AB SCA (B Shares)	844,012	9,960,400
Svenska Handelsbanken AB (A Shares)	2,085,995	19,381,052
Swedbank AB (A Shares)	1,297,860	19,348,560
Swedish Match Co. AB	2,185,687	22,479,559
Swedish Orphan Biovitrum AB (a)	240,917	4,435,969
Tele2 AB (B Shares)	848,405	6,955,550
Telia Co. AB (b)	3,862,739	10,235,355
Volvo AB:
(A Shares)	334,450	5,712,900
(B Shares)	2,123,366	34,752,995
Volvo Car AB (b)	856,185	3,636,064
TOTAL SWEDEN		594,081,414
Switzerland - 6.6%
ABB Ltd. (Reg.) (b)	2,393,635	66,471,967
Accelleron Industries Ltd. (a)	5,825	98,775
Adecco SA (Reg.)	241,324	7,552,467
Alcon, Inc. (Switzerland)	723,334	44,020,546
Bachem Holding AG (B Shares) (b)	48,337	3,468,331
Baloise Holdings AG	67,626	9,238,764
Barry Callebaut AG	5,093	9,633,137
Clariant AG (Reg.)	311,349	5,009,070
Coca-Cola HBC AG	305,811	6,672,145
Compagnie Financiere Richemont SA Series A	752,021	73,497,687
Credit Suisse Group AG (b)	3,629,302	15,034,252
Credit Suisse Group AG sponsored ADR (b)	194,628	801,867
Ems-Chemie Holding AG	10,702	6,727,826
Geberit AG (Reg.)	52,001	23,124,827
Givaudan SA	13,365	39,907,475
Holcim AG	804,484	36,549,596
Julius Baer Group Ltd.	321,419	15,421,321
Kuehne & Nagel International AG	79,438	16,929,215
Lindt & Spruengli AG	154	14,963,999
Lindt & Spruengli AG (participation certificate)	1,562	14,974,984
Logitech International SA (Reg.) (b)	253,783	12,634,027
Lonza Group AG	108,156	55,677,001
Nestle SA (Reg. S)	4,051,849	441,079,426
Novartis AG	3,115,588	252,022,299
Partners Group Holding AG	32,652	29,327,617
Roche Holding AG:
(Bearer) (b)	36,620	14,854,990
(participation certificate)	1,014,097	336,475,547
Schindler Holding AG:
(participation certificate)	57,985	9,453,289
(Reg.)	34,441	5,420,584
SGS SA (Reg.)	9,236	20,360,869
Sig Group AG	435,325	8,364,361
Sika AG	211,230	47,627,259
Sonova Holding AG	77,226	18,254,750
Straumann Holding AG	161,363	15,357,135
Swatch Group AG (Bearer)	47,558	10,686,734
Swatch Group AG (Bearer) (Reg.)	48,249	2,016,017
Swiss Life Holding AG	45,956	22,254,021
Swiss Prime Site AG	111,488	8,996,086
Swiss Re Ltd.	437,608	32,507,616
Swisscom AG	38,133	18,823,730
Temenos Group AG	92,082	5,489,884
UBS Group AG	4,872,455	77,318,929
UBS Group AG	194,394	3,083,089
VAT Group AG (c)	38,554	8,809,263
Zurich Insurance Group Ltd.	217,303	92,608,880
TOTAL SWITZERLAND		1,959,601,654
Taiwan - 3.5%
Accton Technology Corp.	701,000	5,281,298
Acer, Inc.	4,180,060	2,864,120
Advantech Co. Ltd.	640,076	5,814,543
ASE Technology Holding Co. Ltd.	4,743,943	11,702,070
Asia Cement Corp.	3,649,785	4,220,778
ASMedia Technology, Inc.	36,000	649,594
ASUSTeK Computer, Inc.	1,035,422	7,576,102
AUO Corp.	11,751,600	6,157,439
Catcher Technology Co. Ltd.	936,000	4,918,832
Cathay Financial Holding Co. Ltd.	11,418,332	13,381,688
Chang Hwa Commercial Bank	6,959,610	3,581,867
Cheng Shin Rubber Industry Co. Ltd.	2,713,513	2,717,383
China Airlines Ltd.	4,061,000	2,134,121
China Development Financial Ho	22,796,457	8,304,656
China Steel Corp.	17,240,421	14,351,873
Chunghwa Picture Tubes, Ltd. (a)(d)	551	0
Chunghwa Telecom Co. Ltd.	5,490,400	18,911,953
Compal Electronics, Inc.	6,323,394	4,136,653
CTBC Financial Holding Co. Ltd.	25,348,255	16,032,257
Delta Electronics, Inc.	2,782,383	22,213,171
E Ink Holdings, Inc.	1,203,000	7,664,677
E.SUN Financial Holdings Co. Ltd.	18,481,314	13,293,436
ECLAT Textile Co. Ltd.	275,420	3,624,846
eMemory Technology, Inc.	94,000	3,132,945
EVA Airways Corp.	3,398,000	2,465,220
Evergreen Marine Corp. (Taiwan)	1,529,221	6,519,126
Far Eastern New Century Corp.	4,714,032	4,698,832
Far EasTone Telecommunications Co. Ltd.	2,317,000	5,078,809
Feng Tay Enterprise Co. Ltd.	647,563	3,222,356
First Financial Holding Co. Ltd.	15,309,378	11,747,600
Formosa Chemicals & Fibre Corp.	5,018,620	10,813,979
Formosa Petrochemical Corp.	1,636,000	4,209,958
Formosa Plastics Corp.	5,947,640	15,323,646
Fubon Financial Holding Co. Ltd.	10,708,201	16,931,799
Giant Manufacturing Co. Ltd.	420,042	2,676,215
GlobalWafers Co. Ltd.	316,000	3,512,309
Hon Hai Precision Industry Co. Ltd. (Foxconn)	17,967,593	57,099,221
Hotai Motor Co. Ltd.	431,000	7,803,807
Hua Nan Financial Holdings Co. Ltd.	12,606,634	8,227,496
Innolux Corp.	14,460,576	5,312,762
Inventec Corp.	3,527,209	2,668,317
Largan Precision Co. Ltd.	142,000	8,144,726
Lite-On Technology Corp.	2,854,053	5,663,155
MediaTek, Inc.	2,193,989	40,133,116
Mega Financial Holding Co. Ltd.	16,069,578	14,896,769
Micro-Star International Co. Ltd.	1,029,000	3,493,381
momo.com, Inc.	81,600	1,220,686
Nan Ya Plastics Corp.	6,863,980	14,534,936
Nan Ya Printed Circuit Board Corp.	316,000	2,072,115
Nanya Technology Corp.	1,889,000	3,191,868
Nien Made Enterprise Co. Ltd.	229,000	1,767,874
Novatek Microelectronics Corp.	828,000	6,186,768
Pegatron Corp.	2,906,652	5,316,936
Pou Chen Corp.	3,126,240	2,641,224
Powerchip Semiconductor Manufacturing Corp.	4,247,554	4,056,076
President Chain Store Corp.	823,000	6,838,346
Quanta Computer, Inc.	3,906,000	8,283,326
Realtek Semiconductor Corp.	652,744	5,160,592
Ruentex Development Co. Ltd.	2,475,735	3,039,595
Shin Kong Financial Holding Co. Ltd.	18,917,616	4,692,160
Sinopac Financial Holdings Co.	14,710,682	7,343,027
Synnex Technology International Corp.	1,892,920	3,086,984
Taishin Financial Holdings Co. Ltd.	15,424,842	6,336,552
Taiwan Cement Corp.	8,763,302	8,218,822
Taiwan Cooperative Financial Holding Co. Ltd.	14,164,852	10,979,144
Taiwan High Speed Rail Corp.	2,484,000	2,164,085
Taiwan Mobile Co. Ltd.	2,512,400	7,407,740
Taiwan Semiconductor Manufacturing Co. Ltd.	35,476,000	426,083,363
The Shanghai Commercial & Savings Bank Ltd.	5,101,815	7,339,375
The Shanghai Commercial & Savings Bank Ltd. rights (a)	373,996	108,996
Uni-President Enterprises Corp.	7,044,620	14,305,903
Unimicron Technology Corp.	1,807,000	6,974,995
United Microelectronics Corp.	17,065,000	20,499,960
Vanguard International Semiconductor Corp.	1,395,000	2,871,830
Voltronic Power Technology Corp.	94,000	3,817,821
Walsin Lihwa Corp.	3,846,600	4,263,532
Wan Hai Lines Ltd.	1,091,050	2,290,075
Win Semiconductors Corp.	470,000	1,777,764
Winbond Electronics Corp.	4,623,000	2,794,956
Wiwynn Corp.	129,000	2,895,641
WPG Holding Co. Ltd.	2,222,378	3,028,260
Yageo Corp.	492,909	5,608,532
Yang Ming Marine Transport Corp.	2,527,000	4,716,482
Yuanta Financial Holding Co. Ltd.	14,467,365	8,836,333
TOTAL TAIWAN		1,056,061,575
Thailand - 0.6%
Advanced Info Service PCL (For. Reg.)	894,500	4,490,722
Advanced Information Service PCL NVDR	859,100	4,313,000
Airports of Thailand PCL:
(For. Reg.) (a)	2,920,100	5,679,784
NVDR (a)	2,943,100	5,724,521
Asset World Corp. PCL:
(For. Reg.)	8,077,300	1,295,086
NVDR	6,977,600	1,118,764
B. Grimm Power PCL (For. Reg.)	794,300	704,629
Bangkok Commercial Asset Management PCL:
(For. Reg.)	259,500	104,359
NVDR	2,181,100	877,141
Bangkok Dusit Medical Services PCL:
(For. Reg.)	8,284,500	6,423,781
NVDR	6,471,000	5,017,598
Bangkok Expressway and Metro PCL:
(For. Reg.)	5,848,100	1,444,924
NVDR	4,958,000	1,225,002
Berli Jucker PCL:
unit	1,135,000	1,021,783
(For. Reg.)	600,400	540,510
BTS Group Holdings PCL:
(For. Reg.)	3,939,900	859,539
NVDR	6,906,300	1,506,697
Bumrungrad Hospital PCL:
NVDR	439,500	2,622,329
(For. Reg.)	333,600	1,990,464
Carabao Group PCL NVDR	462,500	1,097,138
Central Pattana PCL:
(For. Reg.)	1,878,700	3,394,943
NVDR	854,500	1,544,142
Central Retail Corp. PCL:
(For. Reg.)	1,222,150	1,349,200
NVDR	1,396,000	1,541,122
Charoen Pokphand Foods PCL:
(For. Reg.)	3,517,640	2,334,615
(NVDR)	2,051,700	1,361,688
CP ALL PCL:
(For. Reg.)	4,617,300	7,281,850
NVDR	3,782,600	5,965,462
Delta Electronics PCL:
(For. Reg.)	273,200	4,164,963
NVDR	209,200	3,189,276
Electricity Generating PCL:
(For. Reg.)	240,100	1,076,017
NVDR	202,800	908,855
Energy Absolute PCL:
(For. Reg.)	1,281,300	3,249,979
NVDR	1,119,000	2,838,310
Global Power Synergy Public Co. Ltd.:
(For. Reg.)	488,700	796,410
NVDR	703,700	1,146,784
Gulf Energy Development PCL:
(For. Reg.)	1,475,300	1,958,277
NVDR	2,935,800	3,896,909
Home Product Center PCL:
(For. Reg.)	5,041,347	1,934,648
NVDR	3,966,500	1,522,168
Indorama Ventures PCL NVDR	2,353,300	2,597,939
Intouch Holdings PCL:
(For. Reg.)	1,148,900	2,174,288
NVDR	530,100	1,003,212
JMT Network Services PCL NVDR	1,017,000	1,737,548
Kasikornbank PCL NVDR	876,500	3,363,622
Krung Thai Bank PCL:
(For. Reg.)	1,971,475	906,842
NVDR	3,089,700	1,421,205
Krungthai Card PCL:
(For. Reg.)	502,900	753,458
NVDR	892,700	1,337,466
Land & House PCL:
NVDR	3,732,600	902,613
(For. Reg.)	7,055,500	1,706,153
Minor International PCL:
unit (a)	2,210,382	1,641,301
warrants 2/15/24 (a)	12,037	949
(For. Reg.) (a)	2,339,241	1,736,984
Muangthai Leasing PCL:
(For. Reg.)	569,191	542,336
NVDR	394,600	375,982
Osotspa PCL:
(For. Reg.)	630,600	439,240
NVDR	1,455,100	1,013,541
PTT Exploration and Production PCL:
(For. Reg.)	1,224,151	5,840,016
NVDR	769,000	3,668,642
PTT Global Chemical PCL:
(For. Reg.)	2,006,886	2,294,639
NVDR	1,222,000	1,397,214
PTT Oil & Retail Business PCL NVDR	4,540,300	2,876,100
PTT PCL:
(For. Reg.)	7,683,000	7,270,022
NVDR	6,460,400	6,113,140
Ratch Group PCL:
unit	972,900	1,048,466
(For. Reg.)	514,200	554,139
SCB X PCL:
(For. Reg.)	344,200	959,001
NVDR unit	897,200	2,499,756
SCG Packaging PCL NVDR	1,775,700	2,427,031
Siam Cement PCL:
(For. Reg.)	581,550	4,952,614
NVDR	542,800	4,622,610
Siam Commercial Bank PCL (For. Reg.)	269,700	624,216
Srisawad Corp. PCL:
warrants 8/29/25 (a)	22,064	1,879
(For. Reg.)	677,100	729,691
NVDR	585,900	631,408
Thai Oil PCL:
(For. Reg.)	1,142,045	1,635,996
NVDR	800,054	1,146,089
Thai Union Frozen Products PCL:
(For. Reg.)	2,880,000	1,362,597
NVDR	1,455,500	688,632
rights (a)(d)	41,271	19,098
rights (a)(d)	81,664	37,791
True Corp. PCL:
(For. Reg.)	6,974,635	909,297
NVDR	9,513,100	1,240,241
TOTAL THAILAND		178,718,393
Turkey - 0.1%
Akbank TAS	4,761,832	3,740,037
Aselsan A/S	1,063,371	1,840,623
Bim Birlesik Magazalar A/S JSC	679,791	4,893,670
Eregli Demir ve Celik Fabrikalari T.A.S.	2,063,723	3,292,777
Ford Otomotiv Sanayi A/S	89,616	1,747,619
Haci Omer Sabanci Holding A/S	1,430,561	2,577,650
Koc Holding A/S	1,130,138	3,375,676
Turk Hava Yollari AO (a)	800,029	4,353,812
Turk Sise ve Cam Fabrikalari A/S	2,050,761	3,659,899
Turkcell Iletisim Hizmet A/S	1,683,080	2,318,341
Turkiye Is Bankasi A/S Series C	4,837,100	2,421,896
Turkiye Petrol Rafinerileri A/S (a)	183,008	3,726,179
TOTAL TURKEY		37,948,179
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	3,985,366	10,253,385
Abu Dhabi Islamic Bank	2,067,341	5,346,911
Abu Dhabi National Oil Co. for Distribution PJSC	4,518,145	5,547,585
Aldar Properties PJSC	5,455,232	6,415,998
Dubai Islamic Bank Pakistan Ltd.	4,177,251	6,618,824
Emaar Properties PJSC (a)	5,752,103	9,490,007
Emirates NBD Bank PJSC	2,710,439	9,777,386
Emirates Telecommunications Corp.	5,032,734	35,350,123
First Abu Dhabi Bank PJSC	6,360,817	30,997,965
TOTAL UNITED ARAB EMIRATES		119,798,184
United Kingdom - 9.0%
3i Group PLC	1,395,102	18,580,498
Abrdn PLC	3,141,712	5,728,635
Admiral Group PLC	262,476	6,071,321
Anglo American PLC (United Kingdom)	1,832,542	54,892,360
Antofagasta PLC	578,015	7,792,009
Ashtead Group PLC	638,779	33,331,105
Associated British Foods PLC	522,767	8,102,517
AstraZeneca PLC (United Kingdom)	2,231,439	261,819,629
Auto Trader Group PLC (c)	1,386,640	8,300,124
Aveva Group PLC	173,793	6,218,341
Aviva PLC	4,103,317	19,682,086
BAE Systems PLC	4,520,044	42,278,548
Barclays PLC	24,143,963	41,026,724
Barratt Developments PLC	1,487,688	6,416,534
Berkeley Group Holdings PLC	161,514	6,429,134
BP PLC	22,948,667	126,965,983
BP PLC sponsored ADR	794,478	26,440,228
British American Tobacco PLC (United Kingdom)	3,088,919	121,992,138
British Land Co. PLC	1,273,622	5,344,298
BT Group PLC	10,018,524	14,913,038
Bunzl PLC	482,873	15,732,286
Burberry Group PLC	570,784	11,880,538
Compass Group PLC	2,578,347	54,304,697
Croda International PLC	201,725	15,638,464
Diageo PLC	3,303,646	135,953,344
GSK PLC	5,858,619	95,970,615
Haleon PLC (a)	7,356,491	22,609,616
Halma PLC	545,753	13,237,141
Hargreaves Lansdown PLC	509,289	4,457,490
Hikma Pharmaceuticals PLC	239,714	3,433,551
HSBC Holdings PLC (United Kingdom)	28,941,549	148,529,577
Imperial Brands PLC	1,290,474	31,434,784
Informa PLC	2,114,963	13,475,742
InterContinental Hotel Group PLC	271,040	14,563,182
Intertek Group PLC	236,133	9,894,934
J Sainsbury PLC	2,713,118	6,047,795
JD Sports Fashion PLC	3,702,747	4,137,605
Johnson Matthey PLC	271,963	6,033,457
Kingfisher PLC	2,911,132	7,314,029
Land Securities Group PLC	1,011,303	6,615,284
Legal & General Group PLC	8,602,092	23,012,854
Lloyds Banking Group PLC	100,535,818	48,284,132
London Stock Exchange Group PLC	475,089	41,181,687
M&G PLC	3,758,425	7,551,403
Melrose Industries PLC	6,381,417	8,554,986
Mondi PLC	441,331	7,401,981
Mondi PLC	253,585	4,338,159
National Grid PLC	5,213,022	56,796,536
NatWest Group PLC	7,735,504	20,829,286
Next PLC	188,809	10,672,574
NMC Health PLC (a)	75,611	1,512
Ocado Group PLC (a)	820,644	4,448,955
Pearson PLC	633,762	7,005,050
Pearson PLC sponsored ADR	327,892	3,646,159
Persimmon PLC	451,827	6,761,925
Phoenix Group Holdings PLC	1,131,347	7,037,253
Prudential PLC	3,972,273	36,901,110
Reckitt Benckiser Group PLC	1,027,898	68,215,442
RELX PLC (London Stock Exchange)	2,774,800	74,532,500
Rentokil Initial PLC	3,619,635	22,586,923
Rio Tinto PLC	1,620,192	84,673,912
Rolls-Royce Holdings PLC (a)	12,169,412	10,914,303
Sage Group PLC	1,462,381	12,188,861
Schroders PLC	1,060,938	4,765,750
Segro PLC	1,746,999	15,727,149
Severn Trent PLC	366,402	10,517,351
Shell PLC (London)	10,711,909	296,737,099
Smith & Nephew PLC	1,257,162	14,855,776
Smiths Group PLC	557,527	9,977,399
Spirax-Sarco Engineering PLC	106,387	13,115,496
SSE PLC	1,543,383	27,581,620
St. James's Place PLC	801,285	9,786,430
Standard Chartered PLC (United Kingdom)	3,636,290	21,692,847
Taylor Wimpey PLC	5,187,876	5,579,400
Tesco PLC	11,017,912	27,212,971
Unilever PLC	3,678,284	167,194,041
United Utilities Group PLC	995,074	10,723,118
Vodafone Group PLC	30,454,745	35,552,951
Vodafone Group PLC sponsored ADR	806,369	9,523,218
Whitbread PLC	302,837	8,913,131
TOTAL UNITED KINGDOM		2,700,582,631
United States of America - 0.2%
360 DigiTech, Inc. ADR	155,705	1,581,963
Coca-Cola European Partners PLC	296,647	13,957,241
Legend Biotech Corp. ADR (a)	75,620	3,767,388
Li Auto, Inc. ADR (a)	792,237	10,790,268
NICE Ltd. sponsored ADR (a)(b)	22,281	4,230,939
Southern Copper Corp. (b)	122,741	5,765,145
Yum China Holdings, Inc.	608,102	25,145,018
TOTAL UNITED STATES OF AMERICA		65,237,962
TOTAL COMMON STOCKS (Cost $32,281,766,728)		28,696,616,872

Nonconvertible Preferred Stocks - 1.1%
	Shares	Value ($)
Brazil - 0.5%
Ambev SA sponsored ADR	491,407	1,493,877
Banco Bradesco SA:
(PN)	7,823,934	30,080,985
(PN) sponsored ADR	1,392,823	5,278,799
Braskem SA Class A	273,800	1,786,816
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	350,342	3,616,346
Companhia Energetica de Minas Gerais (CEMIG) (PN)	2,079,554	4,577,394
Gerdau SA	1,666,750	8,308,743
Itau Unibanco Holding SA	5,918,961	34,834,269
Itau Unibanco Holding SA sponsored ADR	1,038,799	6,045,810
Itausa-Investimentos Itau SA (PN)	6,747,362	14,028,975
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	5,226,940	30,164,569
(PN) sponsored ADR (non-vtg.)	905,983	10,427,864
sponsored ADR	315,461	4,044,210
TOTAL BRAZIL		154,688,657
Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B)	205,118	19,522,625
Colombia - 0.0%
Bancolombia SA (PN)	682,954	4,321,400
France - 0.0%
Air Liquide SA (a)	46,389	6,068,320
Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	103,408	7,633,814
Dr. Ing. h.c. F. Porsche AG Series F (a)	163,808	16,754,917
Henkel AG & Co. KGaA	262,048	16,508,661
Porsche Automobil Holding SE (Germany)	220,417	12,315,204
Sartorius AG (non-vtg.)	34,975	12,342,820
Volkswagen AG	267,555	34,247,422
TOTAL GERMANY		99,802,838
Korea (South) - 0.2%
AMOREPACIFIC Corp.	1	26
Hyundai Motor Co.	33,896	1,861,843
Hyundai Motor Co. Series 2	56,952	3,184,128
LG Chemical Ltd.	9,326	1,888,304
LG H & H Co. Ltd.	1,381	271,397
Samsung Electronics Co. Ltd.	1,157,107	43,209,514
TOTAL KOREA (SOUTH)		50,415,212
Russia - 0.0%
Surgutneftegas OJSC (d)	8,898,217	232,156
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $362,840,324)		335,051,208

Nonconvertible Bonds - 0.0%
		Principal Amount (e)	Value ($)
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $46,681)	INR	233,068	37,613

U.S. Government and Government Agency Obligations - 0.2%
	Principal Amount (e)	Value ($)
U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.15% 1/26/23 (f) (Cost $39,891,114)	40,000,000	39,618,972

Money Market Funds - 3.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	397,580,632	397,660,148
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	772,551,646	772,628,901
TOTAL MONEY MARKET FUNDS (Cost $1,170,288,641)		1,170,289,049

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $33,854,833,488)	30,241,613,714
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(355,133,790)
NET ASSETS - 100.0%	29,886,479,924

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	6,360	Dec 2022	558,376,200	16,505,520	16,505,520
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	5,630	Dec 2022	240,288,400	(1,916,194)	(1,916,194)
TME S&P/TSX 60 Index Contracts (Canada)	431	Dec 2022	74,510,309	2,191,263	2,191,263

TOTAL FUTURES CONTRACTS					16,780,589
The notional amount of futures purchased as a percentage of Net Assets is 2.9%

Currency Abbreviations
INR	-	Indian rupee

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $677,727,571 or 2.3% of net assets.

(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $29,492,363.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	489,430,157	8,487,387,283	8,579,157,292	8,245,718	-	-	397,660,148	0.8%
Fidelity Securities Lending Cash Central Fund 3.10%	703,170,009	7,357,778,469	7,288,319,577	6,110,549	-	-	772,628,901	2.2%
Total	1,192,600,166	15,845,165,752	15,867,476,869	14,356,267	-	-	1,170,289,049

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,649,154,800	679,822,788	966,697,095	2,634,917
Consumer Discretionary	3,108,476,200	1,338,518,892	1,769,751,327	205,981
Consumer Staples	2,637,091,462	1,148,683,125	1,488,295,572	112,765
Energy	1,924,070,384	1,109,772,937	810,854,095	3,443,352
Financials	6,074,798,646	3,932,917,358	2,140,761,669	1,119,619
Health Care	2,904,367,697	946,120,293	1,958,247,404	-
Industrials	3,620,704,739	2,052,911,574	1,567,793,165	-
Information Technology	3,155,802,597	1,751,362,809	1,404,439,788	-
Materials	2,359,777,016	1,526,304,991	831,162,789	2,309,236
Real Estate	632,258,024	525,541,448	106,367,155	349,421
Utilities	965,166,515	563,903,837	400,914,506	348,172

Corporate Bonds	37,613	-	37,613	-

U.S. Government and Government Agency Obligations	39,618,972	-	39,618,972	-

Money Market Funds	1,170,289,049	1,170,289,049	-	-
Total Investments in Securities:	30,241,613,714	16,746,149,101	13,484,941,150	10,523,463
Derivative Instruments:

Assets
Futures Contracts	18,696,783	18,696,783	-	-
Total Assets	18,696,783	18,696,783	-	-

Liabilities
Futures Contracts	(1,916,194)	(1,916,194)	-	-
Total Liabilities	(1,916,194)	(1,916,194)	-	-
Total Derivative Instruments:	16,780,589	16,780,589	-	-

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$3,859,727
Net Realized Gain (Loss) on Investment Securities	(3,616,698)
Net Unrealized Gain (Loss) on Investment Securities	(370,795,871)
Cost of Purchases	40,336,531
Proceeds of Sales	(7,099,120)
Amortization/Accretion	-
Transfers into Level 3	347,838,894
Transfers out of Level 3	-
Ending Balance	$10,523,463
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(371,053,752)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	18,696,783	(1,916,194)
Total Equity Risk	18,696,783	(1,916,194)
Total Value of Derivatives	18,696,783	(1,916,194)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $713,180,728) - See accompanying schedule:
Unaffiliated issuers (cost $32,684,544,847)	$29,071,324,665
Fidelity Central Funds (cost $1,170,288,641)	1,170,289,049

Total Investment in Securities (cost $33,854,833,488)		$30,241,613,714
Cash		942,036
Foreign currency held at value (cost $25,958,016)		25,836,665
Receivable for investments sold		4,608,958
Receivable for fund shares sold		377,796,566
Dividends receivable		55,899,933
Reclaims receivable		32,310,865
Interest receivable		145
Distributions receivable from Fidelity Central Funds		2,123,508
Receivable from investment adviser for expense reductions		101,114
Other receivables		28,342
Total assets		30,741,261,846
Liabilities
Payable for investments purchased	$14,288,366
Payable for fund shares redeemed	27,244,632
Payable for daily variation margin on futures contracts	3,416,432
Other payables and accrued expenses	37,183,711
Collateral on securities loaned	772,648,781
Total Liabilities		854,781,922
Net Assets		$29,886,479,924
Net Assets consist of:
Paid in capital		$33,892,385,789
Total accumulated earnings (loss)		(4,005,905,865)
Net Assets		$29,886,479,924
Net Asset Value , offering price and redemption price per share ($29,886,479,924 ÷ 2,615,765,749 shares)		$11.43

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$975,535,263
Non-Cash dividends		68,134,114
Interest		267,001
Income from Fidelity Central Funds (including $6,110,549 from security lending)		14,356,267
Income before foreign taxes withheld		1,058,292,645
Less foreign taxes withheld		(94,260,029)
Total Income		964,032,616
Expenses
Custodian fees and expenses	5,146,195
Independent trustees' fees and expenses	101,161
Total expenses before reductions	5,247,356
Expense reductions	(1,133,095)
Total expenses after reductions		4,114,261
Net Investment income (loss)		959,918,355
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $751,471)	(411,922,316)
Foreign currency transactions	(14,079,020)
Futures contracts	(203,943,600)
Total net realized gain (loss)		(629,944,936)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,966,037)	(8,939,001,403)
Assets and liabilities in foreign currencies	(3,684,528)
Futures contracts	9,925,609
Total change in net unrealized appreciation (depreciation)		(8,932,760,322)
Net gain (loss)		(9,562,705,258)
Net increase (decrease) in net assets resulting from operations		$(8,602,786,903)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$959,918,355	$657,103,626
Net realized gain (loss)	(629,944,936)	10,580,928
Change in net unrealized appreciation (depreciation)	(8,932,760,322)	4,801,097,013
Net increase (decrease) in net assets resulting from operations	(8,602,786,903)	5,468,781,567
Distributions to shareholders	(836,166,076)	(362,237,580)
Share transactions
Proceeds from sales of shares	10,356,317,960	10,518,243,482
Reinvestment of distributions	836,166,076	362,237,580
Cost of shares redeemed	(2,731,913,098)	(3,299,611,978)
Net increase (decrease) in net assets resulting from share transactions	8,460,570,938	7,580,869,084
Total increase (decrease) in net assets	(978,382,041)	12,687,413,071

Net Assets
Beginning of period	30,864,861,965	18,177,448,894
End of period	$29,886,479,924	$30,864,861,965

Other Information
Shares
Sold	773,245,005	695,122,777
Issued in reinvestment of distributions	56,080,892	25,892,608
Redeemed	(198,646,544)	(222,365,668)
Net increase (decrease)	630,679,353	498,649,717

Financial Highlights
Fidelity® Series Global ex U.S. Index Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.55	$12.23	$12.78	$11.80	$13.22
Income from Investment Operations
Net investment income (loss) A,B	.42	.38	.29	.40	.37
Net realized and unrealized gain (loss)	(4.15)	3.18	(.56)	.90	(1.46)
Total from investment operations	(3.73)	3.56	(.27)	1.30	(1.09)
Distributions from net investment income	(.39)	(.24)	(.26)	(.32)	(.31)
Distributions from net realized gain	-	-	(.01)	-	(.02)
Total distributions	(.39)	(.24)	(.28) C	(.32)	(.33)
Net asset value, end of period	$11.43	$15.55	$12.23	$12.78	$11.80
Total Return D	(24.57)%	29.34%	(2.27)%	11.36%	(8.48)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.02%	.02%	.02%	.04%	.06%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.04%	.06%
Expenses net of all reductions	.01%	.01%	.01%	.04%	.06%
Net investment income (loss)	3.11%	2.52%	2.42%	3.27%	2.82%
Supplemental Data
Net assets, end of period (000 omitted)	$29,886,480	$30,864,862	$18,177,449	$12,066,585	$5,946,725
Portfolio turnover rate G	4%	5% H	5%	3% H	2%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Series Global ex U.S. Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.
Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,110,224,333
Gross unrealized depreciation	(7,044,239,407)
Net unrealized appreciation (depreciation)	$(3,934,015,074)
Tax Cost	$34,177,820,051

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$737,966,437
Capital loss carryforward	$(769,677,049)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,938,187,976)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(202,229,866)
Long-term	(567,447,183)
Total capital loss carryforward	$(769,677,049)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$836,166,076	$362,237,580

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Global ex U.S. Index Fund	9,502,533,743	1,095,320,248
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.
Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.
Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.
	Shares	Total Proceeds ($)
Fidelity Series Global ex U.S. Index Fund	13,852,005	209,303,799
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Global ex U.S. Index Fund	$652,930	$14	$-

9. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .013% of average net assets. This reimbursement will remain in place through February 28, 2026. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $1,132,815.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $280.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Series Global ex U.S. Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Global ex U.S. Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® Series Global ex U.S. Index Fund	.01%
Actual		$ 1,000	$ 863.30	$ .05
Hypothetical- B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 59% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Global ex U.S. Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to tmie with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided . The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, collective investment trusts, and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies, collective investment trusts, and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds, collective investment trusts, and 529 plans that invest in the fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2025.

At its September 2022 meeting, the Board also approved an amendment to the fund's sub-advisory agreement with Geode (effective October 1, 2022) that reduced the sub-advisory fee rate that FMR pays to Geode.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies.

After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale . The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.899279.113
SGX-ANN-1222
Fidelity® International Sustainability Index Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® International Sustainability Index Fund	-28.11%	-0.91%	0.85%

A     From May 09, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Sustainability Index Fund on May 09, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA ESG Leaders Index (net) and the MSCI ACWI (All Country World Index) ex USA ESG Leaders Index (gross) performed over the same period.

15,500
15,000
14,000
13,000
12,000
11,000
10,000
$9,200
2017
2018
2019
2020
2021
2022
Period Ending Values
$10,473 Fidelity® International Sustainability Index Fund – Institutional Class
$10,741 MSCI ACWI (All Country World Index) ex USA ESG Leaders Index (net)
$10,932 MSCI ACWI (All Country World Index) ex USA ESG Leaders Index (gross)

Effective April 1, 2022, the fund's benchmark changed from the MSCI ACWI (All Country World Index) ex USA ESG Leaders Index (gross) to the MSCI ACWI (All Country World Index) ex USA ESG Leaders Index (net).

Management's Discussion of Fund Performance

Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2022, the fund returned -28.11%, roughly in line with the -28.07% result of the benchmark MSCI ACWI (All Country World Index) EX USA ESG Leaders Index (Net). (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) By region, emerging markets returned -34% and detracted the most from the fund's result, followed by Europe ex U.K. (-26%). None of the fund's industry sectors posted a positive return for the period. Stocks in the consumer discretionary sector returned -43% and hurt performance the most, followed by information technology, which returned -40%, hampered by holdings in the semiconductors & semiconductor equipment industry (-41%). Financials returned -19%, while industrials returned roughly -27%, hurt especially by stocks in the capital goods industry (-29%). Communication services (-36%) and materials (-26%) further hampered results. Health care (-19%), consumer staples (-21%), real estate (-32%), energy (-11%), and utilities (-18%) all detracted as well. Turning to individual stocks, the biggest individual detractor was Taiwan Semiconductor (-42%), followed by Tencent Holdings (-56%), which is in the media & entertainment category. Within retailing, Alibaba Group returned about -63%, while ASML Holding (-41%), a stock in the semiconductors & semiconductor equipment industry, and Shopify (-76%), from the software & services group, also hurt the fund's result. Conversely, the biggest individual contributor was TotalEnergies (+14%), from the energy sector; within the sector, Equinor (+48%) and Woodside Energy (+45%) also helped. Nutrien, in the materials group, advanced roughly 24% and lifted performance, as did Daiichi (+21%), a stock in the pharmaceuticals, biotechnology & life sciences industry.

Note to Shareholders:
On April 1, 2022, the fund's benchmark was changed to the MSCI ACWI (All Country World Index) ex USA ESG Leaders Index (net).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.7
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.7
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.6
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	1.3
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	1.1
The Toronto-Dominion Bank (Canada, Banks)	1.1
Unilever PLC (United Kingdom, Personal Products)	1.1
16.4

Market Sectors (% of Fund's net assets)

Financials	21.4
Industrials	11.6
Health Care	10.9
Information Technology	10.5
Consumer Discretionary	9.4
Materials	7.9
Consumer Staples	7.7
Communication Services	6.3
Energy	5.6
Utilities	3.2
Real Estate	1.8

Asset Allocation (% of Fund's net assets)

Foreign investments - 96%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 95.4%
	Shares	Value ($)
Australia - 5.1%
APA Group unit	37,422	251,578
Aristocrat Leisure Ltd.	18,812	446,067
ASX Ltd.	6,093	263,853
Aurizon Holdings Ltd.	59,773	138,406
Australia & New Zealand Banking Group Ltd.	93,868	1,537,909
BlueScope Steel Ltd.	13,940	140,260
Brambles Ltd.	45,559	340,376
Cochlear Ltd.	2,035	259,960
Coles Group Ltd.	41,830	436,935
Commonwealth Bank of Australia	53,862	3,606,522
Computershare Ltd.	17,090	276,242
Dexus unit	33,904	168,289
Dominos Pizza Enterprises Ltd.	1,948	79,435
Endeavour Group Ltd.	43,454	198,737
Evolution Mining Ltd.	59,531	79,204
Fortescue Metals Group Ltd.	53,725	506,144
Goodman Group unit	53,320	579,804
IDP Education Ltd.	6,931	131,185
Lendlease Group unit	20,596	114,484
Macquarie Group Ltd.	11,431	1,239,357
Mineral Resources Ltd.	5,400	252,599
Mirvac Group unit	129,375	171,302
Newcrest Mining Ltd.	27,556	305,190
Northern Star Resources Ltd.	37,110	207,465
Orica Ltd.	14,641	129,988
QBE Insurance Group Ltd.	47,193	369,489
Ramsay Health Care Ltd.	5,745	215,232
REA Group Ltd.	1,624	126,307
Santos Ltd.	103,062	503,114
Scentre Group unit	156,706	290,687
SEEK Ltd.	10,461	144,467
Sonic Healthcare Ltd.	14,722	308,593
Stockland Corp. Ltd. unit	78,398	180,530
Suncorp Group Ltd.	39,216	286,214
Telstra Group Ltd.	129,598	324,958
The GPT Group unit	62,721	172,915
Transurban Group unit	97,917	830,508
Vicinity Centres unit	126,442	157,309
Woodside Energy Group Ltd.	59,809	1,376,481
TOTAL AUSTRALIA		17,148,095
Austria - 0.1%
OMV AG	4,488	206,861
Verbund AG	2,142	167,759
Voestalpine AG	3,720	80,805
TOTAL AUSTRIA		455,425
Bailiwick of Jersey - 0.3%
Ferguson PLC	6,745	735,614
WPP PLC	34,132	300,367
TOTAL BAILIWICK OF JERSEY		1,035,981
Belgium - 0.3%
D'ieteren Group	826	137,382
KBC Group NV	7,840	392,908
Solvay SA Class A	2,270	204,681
Umicore SA	6,521	214,971
TOTAL BELGIUM		949,942
Bermuda - 0.3%
Alibaba Health Information Technology Ltd. (a)	148,000	62,596
Beijing Enterprises Water Group Ltd.	132,000	27,746
China Gas Holdings Ltd.	101,400	89,908
China Resource Gas Group Ltd.	27,000	69,137
China Ruyi Holdings Ltd. (a)	160,000	25,071
CK Infrastructure Holdings Ltd.	21,500	102,164
Credicorp Ltd. (United States)	2,222	325,212
Hopson Development Holdings Ltd.	27,489	22,062
Kunlun Energy Co. Ltd.	126,000	75,282
Shenzhen International Holdings Ltd.	26,823	18,042
TOTAL BERMUDA		817,220
Brazil - 1.0%
Americanas SA	20,991	63,150
Atacadao SA	17,100	64,421
Banco Bradesco SA	58,410	188,160
Banco Santander SA (Brasil) unit	12,900	74,371
CCR SA	38,300	96,093
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	9,900	115,185
Cosan SA	37,444	122,216
Energisa SA unit	6,400	60,079
Equatorial Energia SA	29,700	172,663
Hapvida Participacoes e Investimentos SA (b)	152,700	230,580
Hypera SA	12,700	124,922
Klabin SA unit	24,000	100,451
Localiza Rent a Car SA	73	997
Localiza Rent a Car SA	23,854	325,750
Lojas Renner SA	32,965	197,197
Natura & Co. Holding SA (a)	29,913	86,574
Petro Rio SA (a)	23,100	158,263
Raia Drogasil SA	32,000	162,989
Rede D'Oregon Sao Luiz SA (b)	12,900	80,339
Rumo SA	42,300	181,303
Telefonica Brasil SA	14,800	118,360
TIM SA	28,400	72,574
Totvs SA	18,300	117,477
Ultrapar Participacoes SA	24,400	63,344
Weg SA	51,380	400,656
TOTAL BRAZIL		3,378,114
Canada - 8.1%
Agnico Eagle Mines Ltd. (Canada)	14,620	643,136
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	26,094	1,168,374
Bank of Montreal	21,244	1,956,846
Bank of Nova Scotia	37,822	1,828,149
Brookfield Asset Management, Inc. (Canada) Class A	44,364	1,756,845
CAE, Inc. (a)	10,433	199,110
Cameco Corp.	13,714	325,246
Canadian Apartment Properties (REIT) unit	2,767	85,690
Canadian National Railway Co.	18,550	2,197,651
Canadian Tire Ltd. Class A (non-vtg.)	1,805	202,302
Enbridge, Inc.	63,905	2,489,872
FirstService Corp.	1,315	164,391
Fortis, Inc.	14,997	585,085
Gildan Activewear, Inc.	5,745	181,288
Hydro One Ltd. (b)	9,865	247,358
Intact Financial Corp.	5,551	843,478
Ivanhoe Mines Ltd. (a)	20,159	139,834
Keyera Corp.	6,293	134,881
Kinross Gold Corp.	42,510	154,145
Lundin Mining Corp.	22,322	116,988
Magna International, Inc. Class A (sub. vtg.)	8,747	487,446
Metro, Inc.	7,540	395,001
National Bank of Canada	10,707	729,021
Northland Power, Inc.	7,301	212,436
Nutrien Ltd.	17,382	1,468,670
Open Text Corp.	8,468	245,273
Parkland Corp.	5,283	106,796
Pembina Pipeline Corp.	17,003	561,379
Power Corp. of Canada (sub. vtg.)	17,405	432,203
Ritchie Bros. Auctioneers, Inc.	3,506	229,041
Rogers Communications, Inc. Class B (non-vtg.)	11,065	460,598
Shopify, Inc. Class A (a)	35,989	1,233,931
TELUS Corp.	14,131	295,098
The Toronto-Dominion Bank	57,477	3,678,511
Thomson Reuters Corp.	5,377	571,860
Toromont Industries Ltd.	2,561	196,819
Wheaton Precious Metals Corp.	13,918	455,335
TOTAL CANADA		27,180,087
Cayman Islands - 4.8%
3SBio, Inc. (b)	37,000	26,113
AAC Technology Holdings, Inc. (a)(c)	22,000	40,299
Airtac International Group	4,000	91,772
Alibaba Group Holding Ltd. (a)	479,000	3,724,180
Baidu, Inc. sponsored ADR (a)	8,714	667,231
Chailease Holding Co. Ltd.	42,461	196,152
China Conch Venture Holdings Ltd.	52,500	77,449
China Feihe Ltd. (b)	113,000	65,068
China Liansu Group Holdings Ltd.	38,000	30,837
China Medical System Holdings Ltd.	45,000	49,130
China Mengniu Dairy Co. Ltd.	101,000	323,600
China Resources Cement Holdings Ltd.	60,000	21,708
China Resources Mixc Lifestyle Services Ltd. (b)	23,600	69,150
Chow Tai Fook Jewellery Group Ltd.	67,400	115,401
CIFI Holdings Group Co. Ltd. (d)	130,720	8,660
Country Garden Services Holdings Co. Ltd.	65,000	56,805
Dali Foods Group Co. Ltd. (b)	75,500	31,067
ENN Energy Holdings Ltd.	24,700	245,595
Genscript Biotech Corp. (a)	38,000	96,045
Grab Holdings Ltd. (a)	42,017	109,244
Greentown Service Group Co. Ltd.	42,000	17,229
Hansoh Pharmaceutical Group Co. Ltd. (b)	36,000	55,585
Jinxin Fertility Group Ltd. (b)	45,500	22,432
Kingdee International Software Group Co. Ltd. (a)	84,000	137,402
Longfor Properties Co. Ltd. (b)	60,000	76,437
Meituan Class B (a)(b)	138,900	2,223,865
Microport Scientific Corp. (a)	21,300	44,990
NetEase, Inc.	65,200	723,411
Ping An Healthcare and Technology Co. Ltd. (a)(b)	17,700	32,651
Pop Mart International Group Ltd. (b)(c)	18,600	24,074
Sino Biopharmaceutical Ltd.	301,750	146,461
Tencent Holdings Ltd.	197,100	5,179,156
Tongcheng Travel Holdings Ltd. (a)	37,200	58,006
Uni-President China Holdings Ltd.	38,000	28,078
Vinda International Holdings Ltd.	11,000	20,628
Vipshop Holdings Ltd. ADR (a)	14,330	99,880
Want Want China Holdings Ltd.	153,000	100,575
WH Group Ltd. (b)	249,000	125,933
Wuxi Biologics (Cayman), Inc. (a)(b)	113,000	508,460
Xinyi Solar Holdings Ltd.	151,494	150,343
XPeng, Inc. ADR (a)	13,158	87,106
Yadea Group Holdings Ltd. (b)	42,000	64,100
Yihai International Holding Ltd.	16,000	26,335
TOTAL CAYMAN ISLANDS		15,998,643
Chile - 0.1%
Cencosud SA	45,907	61,793
Empresas CMPC SA	32,914	52,223
Empresas COPEC SA	12,956	89,284
Enel Americas SA	740,774	73,394
Falabella SA	24,579	48,059
TOTAL CHILE		324,753
China - 1.6%
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	3,600	7,143
A-Living Smart City Services C (H Shares) (b)	17,500	9,921
Air China Ltd.:
(A Shares) (a)	29,500	39,062
(H Shares) (a)	26,000	18,085
Angel Yeast Co. Ltd. (A Shares)	2,600	12,881
Anjoy Foods Group Co. Ltd. (A Shares)	400	7,358
Baoshan Iron & Steel Co. Ltd. (A Shares)	65,900	43,405
BBMG Corp. (A Shares)	23,600	7,530
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	70,000	37,900
Beijing Easpring Material Technology Co. Ltd. (A Shares)	900	7,270
By-Health Co. Ltd. (A Shares)	3,800	9,116
BYD Co. Ltd.:
(A Shares)	1,200	40,532
(H Shares)	29,000	649,112
CanSino Biologics, Inc.:
(A Shares)	274	7,116
(H Shares) (b)(c)	2,400	22,319
CECEP Solar Energy Co. Ltd. (A Shares)	5,500	5,091
CECEP Wind-Power Corp. (A Shares)	5,400	3,165
Chengtun Mining Group Co. Ltd. (A Shares)	1,800	1,365
Chengxin Lithium Group Co. Ltd. (A Shares)	1,500	8,877
China Baoan Group Co. Ltd. (A Shares)	4,400	6,965
China Communications Services Corp. Ltd. (H Shares)	70,000	19,530
China Construction Bank Corp.:
(A Shares)	81,800	59,814
(H Shares)	2,916,000	1,547,488
China Eastern Airlines Corp. Ltd.:
(A Shares) (a)	10,900	7,164
(H Shares) (a)	6,000	1,980
China Jushi Co. Ltd. (A Shares)	5,457	8,743
China Merchants Bank Co. Ltd.:
(A Shares)	36,300	133,312
(H Shares)	123,500	405,916
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	2,400	17,924
China Southern Airlines Ltd. (A Shares) (a)	66,300	58,648
China Suntien Green Energy Corp. Ltd. (H Shares)	65,000	24,676
China Three Gorges Renewables Group Co. Ltd. (A Shares)	67,000	51,102
China Vanke Co. Ltd.:
(A Shares)	7,300	13,515
(H Shares)	68,900	88,477
Cmoc Group Ltd.:
(A Shares)	20,600	11,706
(H Shares)	132,000	42,545
Contemporary Amperex Technology Co. Ltd.	4,700	239,978
ENN Natural Gas Co. Ltd. (A Shares)	4,000	8,479
Eve Energy Co. Ltd. (A shares)	3,640	41,390
Ganfeng Lithium Group Co. Ltd. (A Shares)	1,820	19,693
GEM Co. Ltd. (A Shares)	8,600	8,761
Gotion High-tech Co. Ltd. (A Shares)	3,000	12,344
Guangzhou Baiyunshan Pharma Health (A Shares)	3,600	13,305
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	600	6,208
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	9,100	28,386
Huadong Medicine Co. Ltd. (A Shares)	2,800	15,693
Huatai Securities Co. Ltd. (A Shares)	62,700	102,770
Huaxin Cement Co. Ltd. (A Shares)	800	1,470
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	11,600	40,091
Jafron Biomedical Co. Ltd. (A Shares)	1,800	7,808
Jiangsu Eastern Shenghong Co. Ltd.	7,300	12,235
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	6,100	18,351
Jinke Properties Group Co. Ltd. (A Shares) (a)	7,300	1,769
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares)	900	3,340
Keda Industrial Group Co. Ltd.	3,000	6,396
Kingfa Sci & Tech Co. Ltd. (A Shares)	3,400	4,507
Ming Yang Smart Energy Group Ltd. (A Shares)	3,900	13,297
Orient Securities Co. Ltd. (A Shares)	26,000	27,627
Ovctek China, Inc. (A Shares)	1,640	6,674
Pharmaron Beijing Co. Ltd.:
(A Shares)	2,700	19,225
(H Shares) (b)	5,400	18,161
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	292,000	135,405
SF Holding Co. Ltd. (A Shares)	10,800	71,370
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	9,200	3,880
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	84,000	115,786
Shanghai Electric Group Co. Ltd. (A Shares) (a)	13,400	7,119
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	3,700	16,735
(H Shares)	17,000	42,924
Shanghai M&G Stationery, Inc. (A Shares)	1,200	6,622
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	1,900	4,574
(H Shares)	31,800	43,104
Shanghai Putailai New Energy Technology Co. Ltd.	3,300	22,553
Shenzhen Inovance Technology Co. Ltd. (A Shares)	4,600	42,013
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	2,600	115,864
Sichuan Yahua Industrial Group Co. Ltd. (A Shares)	1,400	5,128
Sinopharm Group Co. Ltd. (H Shares)	36,800	70,134
Sinotrans Ltd.	5,400	2,625
SKSHU Paint Co. Ltd. (A Shares) (a)	620	7,378
Sungrow Power Supply Co. Ltd. (A Shares)	2,900	51,746
Suzhou TA&A Ultra Clean Technology Co. Ltd. (A Shares)	1,000	8,469
Titan Wind Energy Suzhou Co. Ltd. (A Shares)	3,100	4,984
Topchoice Medical Corp. (a)	500	8,370
Transfar Zhilian Co. Ltd.	4,400	2,970
Unisplendour Corp. Ltd. (A Shares)	5,200	12,212
WuXi AppTec Co. Ltd.	3,776	39,503
WuXi AppTec Co. Ltd. (H Shares) (b)	12,980	104,010
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)	36,618	31,768
Youngy Co. Ltd. (A Shares) (a)	400	6,035
Yunnan Baiyao Group Co. Ltd. (A Shares)	2,520	18,827
Yunnan Energy New Material Co. Ltd.	2,000	40,543
Zhejiang Chint Electric Co. Ltd. (A Shares)	3,900	13,564
Zhejiang Expressway Co. Ltd. (H Shares)	48,000	29,780
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	2,958	22,067
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	2,600	12,646
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	2,100	5,003
Zhejiang Yongtai Technology Co. Ltd. (A Shares)	1,300	3,884
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	22,800	16,703
(H Shares)	43,000	13,859
TOTAL CHINA		5,274,868
Colombia - 0.0%
Bancolombia SA	4,385	31,520
Interconexion Electrica SA ESP	15,655	61,083
TOTAL COLOMBIA		92,603
Cyprus - 0.0%
Galaxy Cosmos Mezz PLC (a)	2,525	408
Czech Republic - 0.0%
Komercni Banka A/S	2,594	74,412
MONETA Money Bank A/S (b)	7,833	22,865
TOTAL CZECH REPUBLIC		97,277
Denmark - 2.8%
A.P. Moller - Maersk A/S:
Series A	1	2,002
Series B	254	530,650
Chr. Hansen Holding A/S	3,280	182,175
Coloplast A/S Series B	3,742	417,121
Demant A/S (a)	2,847	77,804
Genmab A/S (a)	2,105	810,862
GN Store Nord A/S	4,073	86,603
Novo Nordisk A/S Series B	52,275	5,683,927
Novozymes A/S Series B	6,473	339,961
ORSTED A/S (b)	5,961	491,817
Pandora A/S	2,818	148,524
Vestas Wind Systems A/S	31,821	627,309
TOTAL DENMARK		9,398,755
Egypt - 0.0%
Commercial International Bank SAE	69,994	93,808
Commercial International Bank SAE sponsored GDR	17,516	22,245
TOTAL EGYPT		116,053
Finland - 1.1%
Elisa Corp. (A Shares)	4,560	220,409
Kesko Oyj	8,474	164,976
Neste OYJ	13,300	582,793
Nordea Bank ABP	108,073	1,032,846
Orion Oyj (B Shares)	3,415	157,100
Sampo Oyj (A Shares)	15,147	692,766
Stora Enso Oyj (R Shares)	17,148	223,524
UPM-Kymmene Corp.	17,025	570,534
Wartsila Corp.	15,299	104,323
TOTAL FINLAND		3,749,271
France - 6.8%
Accor SA (a)	5,232	125,366
Air Liquide SA	16,520	2,161,043
Alstom SA	9,957	204,927
AXA SA	59,046	1,458,136
bioMerieux SA	1,328	117,512
BNP Paribas SA	35,088	1,645,414
Bouygues SA	7,489	213,670
Bureau Veritas SA	9,260	229,420
Carrefour SA	19,339	311,270
Compagnie Generale des Etablissements Michelin SCA Series B	21,357	544,263
Covivio	1,618	86,665
Danone SA	20,247	1,006,266
Eiffage SA	2,672	241,721
EssilorLuxottica SA	9,089	1,440,296
Gecina SA	1,457	129,949
Kering SA	2,364	1,082,621
Klepierre SA	6,963	140,032
L'Oreal SA	7,614	2,390,829
Orange SA	63,064	600,868
Publicis Groupe SA	7,164	401,216
Schneider Electric SA	17,120	2,164,934
SEB SA	878	57,180
Societe Generale Series A	25,055	574,688
Teleperformance	1,851	496,276
TotalEnergies SE (c)	78,196	4,265,855
Valeo SA	6,522	107,573
Vivendi SA	22,284	182,394
Worldline SA (a)(b)	7,558	329,880
TOTAL FRANCE		22,710,264
Germany - 3.5%
adidas AG	5,425	529,562
Allianz SE	12,929	2,325,985
Bayerische Motoren Werke AG (BMW)	10,263	805,563
Beiersdorf AG	3,248	311,792
Brenntag SE	4,739	287,545
Carl Zeiss Meditec AG	1,308	158,412
Commerzbank AG (a)	33,421	267,397
Delivery Hero AG (a)(b)	5,103	167,934
Deutsche Borse AG	6,003	976,206
Evonik Industries AG	6,754	124,515
GEA Group AG	4,722	165,195
HeidelbergCement AG	4,738	217,885
HelloFresh AG (a)	5,438	108,879
Henkel AG & Co. KGaA	3,053	179,227
LEG Immobilien AG	2,235	146,042
Merck KGaA	4,065	662,453
MTU Aero Engines AG	1,647	295,011
Puma AG	3,245	143,700
SAP SE	32,988	3,175,190
Symrise AG	4,237	432,481
Telefonica Deutschland Holding AG	34,973	76,244
Zalando SE (a)(b)	7,380	170,096
TOTAL GERMANY		11,727,314
Greece - 0.1%
Alpha Bank SA (a)	68,202	63,222
Eurobank Ergasias Services and Holdings SA (a)	82,010	81,046
Mytilineos SA	2,799	46,969
Public Power Corp. of Greece (a)	6,322	39,923
TOTAL GREECE		231,160
Hong Kong - 1.7%
AIA Group Ltd.	379,400	2,873,877
BOC Hong Kong (Holdings) Ltd.	119,500	371,456
China Everbright International Ltd.	131,962	43,877
China Overseas Land and Investment Ltd.	122,000	232,821
CITIC Pacific Ltd.	175,000	156,727
CSPC Pharmaceutical Group Ltd.	279,280	286,866
Far East Horizon Ltd.	31,000	23,932
Fosun International Ltd.	91,000	55,646
Ganfeng Lithium Group Co. Ltd. (H Shares) (b)	13,440	90,917
Hang Seng Bank Ltd.	24,600	346,314
Hong Kong & China Gas Co. Ltd.	348,356	268,502
Lenovo Group Ltd.	216,000	172,808
MTR Corp. Ltd.	50,048	220,285
Sino Land Ltd.	94,000	100,471
Sinotruk Hong Kong Ltd.	22,000	19,619
Swire Pacific Ltd. (A Shares)	17,000	112,508
Swire Properties Ltd.	38,400	73,770
Wharf Holdings Ltd.	41,000	117,260
TOTAL HONG KONG		5,567,656
Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	13,913	83,424
OTP Bank PLC	7,276	158,599
TOTAL HUNGARY		242,023
India - 4.4%
Adani Green Energy Ltd. (a)	9,979	253,501
Adani Total Gas Ltd.	8,661	376,954
Asian Paints Ltd.	12,129	455,343
Axis Bank Ltd.	71,116	778,341
Berger Paints India Ltd.	7,942	56,202
Britannia Industries Ltd.	3,296	149,970
Colgate-Palmolive Ltd.	4,188	82,553
Dabur India Ltd.	18,158	121,675
Eicher Motors Ltd.	4,207	195,685
GAIL India Ltd.	77,032	84,960
Grasim Industries Ltd.	8,051	167,449
Havells India Ltd.	7,518	110,463
HCL Technologies Ltd.	33,866	425,943
Hero Motocorp Ltd.	3,618	116,995
Hindalco Industries Ltd.	41,067	201,242
Hindustan Unilever Ltd.	26,075	803,449
Housing Development Finance Corp. Ltd.	54,203	1,617,185
ICICI Prudential Life Insurance Co. Ltd. (b)	11,483	70,406
Indraprastha Gas Ltd.	8,679	44,900
Info Edge India Ltd.	2,166	102,614
Infosys Ltd.	106,105	1,970,915
Kotak Mahindra Bank Ltd.	17,419	400,218
Lupin Ltd.	7,189	60,704
Mahindra & Mahindra Ltd.	27,584	449,381
Marico Ltd.	16,681	105,702
Nestle India Ltd.	1,100	270,594
PI Industries Ltd.	2,569	100,611
Piramal Pharma Ltd. (a)	15,820	31,514
Reliance Industries Ltd.	96,046	2,958,189
Shree Cement Ltd.	357	98,072
Shriram Transport Finance Co. Ltd.	6,268	93,070
Siemens Ltd.	2,387	84,361
State Bank of India	56,700	393,023
Tata Consultancy Services Ltd.	28,789	1,110,505
UPL Ltd.	16,274	143,552
Zomato Ltd. (a)	76,887	58,608
TOTAL INDIA		14,544,849
Indonesia - 0.6%
PT Aneka Tambang Tbk	290,000	34,304
PT Bank Central Asia Tbk	1,741,100	982,316
PT Bank Negara Indonesia (Persero) Tbk	229,800	138,491
PT Barito Pacific Tbk	969,000	51,253
PT Indah Kiat Pulp & Paper Tbk	98,300	60,502
PT Kalbe Farma Tbk	732,600	96,287
PT Merdeka Copper Gold Tbk (a)	398,118	96,227
PT Telkom Indonesia Persero Tbk	1,541,900	433,044
PT Tower Bersama Infrastructure Tbk	165,220	26,058
PT Unilever Indonesia Tbk	235,700	70,117
TOTAL INDONESIA		1,988,599
Ireland - 0.7%
CRH PLC	24,042	865,941
DCC PLC (United Kingdom)	3,226	179,060
James Hardie Industries PLC CDI	14,032	306,360
Kerry Group PLC Class A	5,014	436,048
Kingspan Group PLC (Ireland)	4,818	243,307
Smurfit Kappa Group PLC	7,695	254,982
TOTAL IRELAND		2,285,698
Israel - 0.1%
Bank Leumi le-Israel BM	49,224	470,153
Italy - 0.8%
Amplifon SpA	4,245	105,465
Enel SpA	255,852	1,142,980
Intesa Sanpaolo SpA	519,750	990,919
Nexi SpA (a)(b)	16,691	144,660
Prysmian SpA	7,929	258,504
TOTAL ITALY		2,642,528
Japan - 13.8%
AEON Co. Ltd.	21,000	392,121
Ajinomoto Co., Inc.	14,700	404,931
Ana Holdings, Inc. (a)(c)	5,600	108,878
Asahi Kasei Corp.	39,500	253,271
Astellas Pharma, Inc.	57,700	796,155
Azbil Corp.	3,500	95,212
Bridgestone Corp.	18,100	654,613
Chugai Pharmaceutical Co. Ltd.	21,500	498,195
Dai Nippon Printing Co. Ltd.	7,200	144,441
Dai-ichi Mutual Life Insurance Co.	31,400	497,834
Daifuku Co. Ltd.	3,200	146,770
Daiichi Sankyo Kabushiki Kaisha	55,300	1,770,195
Daikin Industries Ltd.	7,900	1,183,319
Daiwa House Industry Co. Ltd.	18,600	374,740
DENSO Corp.	13,700	679,738
Eisai Co. Ltd.	7,800	470,743
FANUC Corp.	6,000	785,110
Fast Retailing Co. Ltd.	1,800	1,004,620
FUJIFILM Holdings Corp.	11,400	522,792
Fujitsu Ltd.	6,200	713,363
Hankyu Hanshin Holdings, Inc.	7,200	213,780
Hikari Tsushin, Inc.	700	84,596
Hirose Electric Co. Ltd.	1,000	129,863
Hitachi Construction Machinery Co. Ltd.	3,500	68,590
Hoshizaki Corp.	3,400	97,522
Hoya Corp.	11,500	1,073,086
Hulic Co. Ltd.	12,200	88,611
Ibiden Co. Ltd.	3,400	115,014
INPEX Corp.	32,700	330,021
Isuzu Motors Ltd.	18,600	218,154
ITO EN Ltd.	1,600	56,491
Itochu Corp.	37,500	970,695
Japan Real Estate Investment Corp.	41	171,781
JFE Holdings, Inc.	16,000	146,663
JSR Corp.	5,900	112,449
Kajima Corp.	13,200	124,370
Kao Corp.	14,900	556,544
KDDI Corp.	50,900	1,504,450
Keio Corp.	3,300	115,848
Kikkoman Corp.	4,600	249,961
Komatsu Ltd.	29,500	577,911
Kubota Corp.	32,000	446,874
Kurita Water Industries Ltd.	3,100	113,830
LIXIL Group Corp.	9,400	142,301
Marubeni Corp.	49,000	429,382
Mazda Motor Corp.	17,800	119,847
McDonald's Holdings Co. (Japan) Ltd.	2,300	79,814
Meiji Holdings Co. Ltd.	3,600	148,169
Mitsubishi Chemical Holdings Corp.	42,000	189,840
Mitsubishi Estate Co. Ltd.	37,600	472,831
Mitsui & Co. Ltd.	44,000	974,424
Mitsui Chemicals, Inc.	5,500	101,903
MS&AD Insurance Group Holdings, Inc.	14,100	373,385
Murata Manufacturing Co. Ltd.	18,100	856,844
Nintendo Co. Ltd.	34,990	1,420,562
Nippon Building Fund, Inc.	50	222,267
Nippon Express Holdings, Inc.	2,500	125,593
Nippon Paint Holdings Co. Ltd.	25,800	164,834
Nippon Prologis REIT, Inc.	70	146,642
Nippon Steel & Sumitomo Metal Corp.	25,100	344,778
Nippon Yusen KK	15,000	271,717
Nissin Food Holdings Co. Ltd.	2,100	136,003
Nitori Holdings Co. Ltd.	2,500	226,543
Nitto Denko Corp.	4,500	236,962
Nomura Holdings, Inc.	91,300	295,443
Nomura Real Estate Holdings, Inc.	3,900	88,258
Nomura Research Institute Ltd.	10,600	235,603
NTT Data Corp.	20,100	291,575
Obayashi Corp.	20,700	132,947
Odakyu Electric Railway Co. Ltd.	9,400	111,830
OMRON Corp.	5,900	276,004
Open House Group Co. Ltd.	2,700	96,237
Oriental Land Co. Ltd.	6,300	845,254
ORIX Corp.	38,000	558,391
Osaka Gas Co. Ltd.	11,700	173,263
Pan Pacific International Holdings Ltd.	11,900	195,352
Panasonic Holdings Corp.	69,300	493,597
Rakuten Group, Inc.	27,600	123,217
Recruit Holdings Co. Ltd.	45,400	1,397,011
ROHM Co. Ltd.	2,700	190,114
SCSK Corp.	4,900	72,399
Sekisui Chemical Co. Ltd.	11,500	143,852
Sekisui House Ltd.	19,900	331,232
Seven & i Holdings Co. Ltd.	23,800	888,415
SG Holdings Co. Ltd.	8,600	114,054
Sharp Corp.	6,300	37,788
Shimadzu Corp.	7,400	195,333
SHIMIZU Corp.	17,100	85,445
Shin-Etsu Chemical Co. Ltd.	11,800	1,226,373
Shionogi & Co. Ltd.	8,500	394,717
SoftBank Corp.	91,000	897,659
Sompo Holdings, Inc.	9,900	412,325
Sony Group Corp.	39,800	2,683,900
Sumitomo Chemical Co. Ltd.	46,500	156,673
Sumitomo Electric Industries Ltd.	22,500	235,146
Sumitomo Metal Mining Co. Ltd.	7,600	213,034
Sumitomo Mitsui Trust Holdings, Inc.	10,700	307,829
Sumitomo Realty & Development Co. Ltd.	10,000	229,665
Suntory Beverage & Food Ltd.	4,400	147,362
Sysmex Corp.	5,300	286,145
Taisei Corp.	5,700	155,442
TDK Corp.	12,500	391,321
Terumo Corp.	20,300	617,621
Tobu Railway Co. Ltd.	5,900	136,494
Tokyo Electron Ltd.	4,700	1,236,554
Tokyo Gas Co. Ltd.	12,500	223,360
Tokyu Corp.	16,100	185,800
Toray Industries, Inc.	45,000	219,258
Tosoh Corp.	8,400	91,460
Toto Ltd.	4,600	131,477
Unicharm Corp.	12,700	385,971
USS Co. Ltd.	6,900	104,269
West Japan Railway Co.	6,900	273,828
Yamaha Corp.	4,300	162,521
Yamaha Motor Co. Ltd.	9,700	200,269
Yaskawa Electric Corp.	7,500	208,312
Yokogawa Electric Corp.	7,300	122,293
Z Holdings Corp.	83,800	216,268
ZOZO, Inc.	3,900	83,012
TOTAL JAPAN		45,957,758
Korea (South) - 2.0%
AMOREPACIFIC Corp.	970	62,998
AMOREPACIFIC Group, Inc.	1,135	19,641
BGF Retail Co. Ltd.	270	35,279
Celltrion Healthcare Co. Ltd.	2,802	136,437
CJ CheilJedang Corp.	276	80,055
CJ Corp.	465	23,391
CJ Logistics Corp. (a)	296	18,229
Coway Co. Ltd.	1,778	68,887
Doosan Bobcat, Inc.	1,486	34,877
GS Engineering & Construction Corp.	2,181	33,158
Hana Financial Group, Inc.	9,190	265,594
Hanwha Solutions Corp. (a)	3,811	126,026
HMM Co. Ltd.	8,873	118,736
Hyundai Engineering & Construction Co. Ltd.	2,492	60,933
Hyundai Glovis Co. Ltd.	643	78,386
Kakao Corp.	9,657	343,027
KB Financial Group, Inc.	12,369	415,369
Korea Zinc Co. Ltd.	255	114,340
Korean Air Lines Co. Ltd. (a)	5,297	85,728
LG Chemical Ltd.	1,568	687,700
LG Corp.	2,894	160,584
LG Display Co. Ltd.	7,392	65,836
LG Electronics, Inc.	3,261	186,432
LG H & H Co. Ltd.	294	105,050
Lotte Chemical Corp.	521	54,023
NAVER Corp.	4,091	485,823
NCSOFT Corp.	495	135,253
Netmarble Corp. (b)	698	21,811
POSCO Chemtech Co. Ltd.	917	128,171
S1 Corp.	770	33,663
Samsung Engineering Co. Ltd. (a)	5,459	91,218
Samsung Life Insurance Co. Ltd.	2,735	129,150
Samsung SDI Co. Ltd.	1,720	888,126
Samsung SDS Co. Ltd.	1,121	98,174
Samsung Securities Co. Ltd.	2,120	47,158
Shinhan Financial Group Co. Ltd.	14,468	366,987
SK Biopharmaceuticals Co. Ltd. (a)	830	33,786
SK Chemicals Co. Ltd.	451	27,932
SK IE Technology Co. Ltd. (a)(b)	867	31,586
SK Innovation Co., Ltd.	1,697	205,687
SK, Inc.	1,076	161,326
SKC Co. Ltd.	737	53,442
Woori Financial Group, Inc.	17,313	142,524
Yuhan Corp.	1,726	72,314
TOTAL KOREA (SOUTH)		6,534,847
Kuwait - 0.2%
Kuwait Finance House KSCP	233,260	609,781
Luxembourg - 0.1%
Tenaris SA	14,934	233,734
Malaysia - 0.6%
AMMB Holdings Bhd	61,600	53,288
Axiata Group Bhd	93,904	56,605
CIMB Group Holdings Bhd	222,505	259,777
DiGi.com Bhd	93,200	74,710
Hap Seng Consolidated Bhd	21,700	29,512
Hartalega Holdings Bhd	49,800	22,751
IHH Healthcare Bhd	55,400	69,719
Kuala Lumpur Kepong Bhd	13,800	63,279
Malayan Banking Bhd	154,740	281,137
Malaysia Airports Holdings Bhd (a)	10,900	13,786
Maxis Bhd	78,300	63,760
MISC Bhd	45,700	69,884
Nestle (Malaysia) Bhd	2,300	64,700
Petronas Dagangan Bhd	9,600	44,020
Petronas Gas Bhd	24,800	89,695
PPB Group Bhd	21,100	74,528
Press Metal Bhd	125,000	115,006
Public Bank Bhd	455,400	430,549
QL Resources Bhd	30,200	32,704
RHB Bank Bhd	42,244	51,107
Sime Darby Bhd	81,000	38,547
Telekom Malaysia Bhd	30,295	35,626
Top Glove Corp. Bhd	172,200	28,955
TOTAL MALAYSIA		2,063,645
Mexico - 0.6%
Arca Continental S.A.B. de CV	14,400	117,952
CEMEX S.A.B. de CV unit (a)	468,400	182,036
Coca-Cola FEMSA S.A.B. de CV unit	17,480	110,114
Fomento Economico Mexicano S.A.B. de CV unit	59,400	426,410
Gruma S.A.B. de CV Series B	7,065	81,954
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	6,435	150,604
Grupo Bimbo S.A.B. de CV Series A	44,400	171,904
Grupo Financiero Banorte S.A.B. de CV Series O	83,300	677,104
Grupo Televisa SA de CV	78,300	83,070
Industrias Penoles SA de CV	4,310	48,893
Kimberly-Clark de Mexico SA de CV Series A	51,500	81,254
TOTAL MEXICO		2,131,295
Multi-National - 0.1%
HKT Trust/HKT Ltd. unit	113,000	127,689
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)	3,697	174,932
TOTAL MULTI-NATIONAL		302,621
Netherlands - 3.8%
Akzo Nobel NV	5,869	362,325
ASML Holding NV (Netherlands)	12,835	6,020,734
CNH Industrial NV	32,081	415,482
IMCD NV	1,777	230,579
ING Groep NV (Certificaten Van Aandelen)	123,199	1,212,228
JDE Peet's BV	3,116	89,241
Koninklijke Ahold Delhaize NV	32,990	920,035
Koninklijke DSM NV	5,497	646,614
Koninklijke KPN NV	106,721	298,510
NEPI Rockcastle PLC	13,700	68,989
NN Group NV	8,838	374,258
Prosus NV	26,160	1,131,203
Randstad NV	3,692	184,036
Wolters Kluwer NV	8,301	882,282
TOTAL NETHERLANDS		12,836,516
New Zealand - 0.3%
Auckland International Airport Ltd. (a)	37,740	168,954
Fisher & Paykel Healthcare Corp.	17,910	203,884
Mercury Nz Ltd.	23,100	78,165
Meridian Energy Ltd.	39,601	112,357
Spark New Zealand Ltd.	56,293	167,571
Xero Ltd. (a)	4,189	209,188
TOTAL NEW ZEALAND		940,119
Norway - 0.9%
Aker BP ASA	10,080	321,322
DNB Bank ASA	29,519	522,099
Equinor ASA	30,778	1,121,357
Gjensidige Forsikring ASA	6,528	119,243
Mowi ASA	12,910	192,542
Norsk Hydro ASA	41,660	264,388
Orkla ASA	23,648	159,510
Salmar ASA	1,989	67,383
Telenor ASA	21,803	198,143
TOTAL NORWAY		2,965,987
Philippines - 0.2%
Globe Telecom, Inc.	989	39,752
GT Capital Holdings, Inc.	3,170	22,597
JG Summit Holdings, Inc.	95,813	71,507
Monde Nissin Corp. (b)	214,300	43,312
SM Investments Corp.	7,805	110,905
SM Prime Holdings, Inc.	367,000	199,824
Universal Robina Corp.	29,280	61,758
TOTAL PHILIPPINES		549,655
Poland - 0.2%
Bank Polska Kasa Opieki SA	5,871	96,462
CD Projekt RED SA	2,318	61,712
KGHM Polska Miedz SA (Bearer)	4,676	93,694
Polski Koncern Naftowy Orlen SA	13,252	152,448
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	60,283	64,147
Powszechna Kasa Oszczednosci Bank SA	28,830	157,432
Powszechny Zaklad Ubezpieczen SA	17,002	95,443
Santander Bank Polska SA	1,242	66,131
TOTAL POLAND		787,469
Portugal - 0.1%
Galp Energia SGPS SA Class B	16,410	166,612
Jeronimo Martins SGPS SA	9,005	186,705
TOTAL PORTUGAL		353,317
Qatar - 0.3%
Qatar Fuel Co. (a)	16,336	85,588
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	84,301	94,909
Qatar National Bank SAQ (a)	145,018	794,030
The Commercial Bank of Qatar (a)	100,940	174,454
TOTAL QATAR		1,148,981
Russia - 0.0%
Gazprom OAO (d)	372,050	58,381
LUKOIL PJSC (d)	13,192	6,123
Mobile TeleSystems OJSC sponsored ADR (d)	14,384	14,326
Moscow Exchange MICEX-RTS OAO (a)(d)	49,350	14,226
Novatek PJSC GDR (Reg. S) (d)	2,894	739
Novolipetsk Steel OJSC (d)	47,040	677
PhosAgro PJSC:
GDR (d)	26	1
GDR (Reg. S) (d)	4,171	86
Polyus PJSC (d)	1,031	3,636
TOTAL RUSSIA		98,195
Saudi Arabia - 0.6%
ACWA Power Co.	2,562	118,638
Bank Albilad	15,354	207,169
Dr Sulaiman Al Habib Medical Services Group Co.	2,742	165,357
Saudi Arabian Oil Co. (b)	76,260	708,300
Saudi Basic Industries Corp.	28,220	663,903
Saudi Electricity Co.	26,306	189,023
TOTAL SAUDI ARABIA		2,052,390
Singapore - 0.6%
BOC Aviation Ltd. Class A (b)	7,100	47,531
CapitaLand Investment Ltd.	85,401	181,589
CapitaMall Trust	157,509	209,181
City Developments Ltd.	13,600	73,303
Keppel Corp. Ltd.	44,500	219,105
Singapore Airlines Ltd.	43,100	160,148
Singapore Exchange Ltd.	27,100	161,191
United Overseas Bank Ltd.	37,700	739,299
UOL Group Ltd.	16,700	73,024
TOTAL SINGAPORE		1,864,371
South Africa - 1.6%
Absa Group Ltd.	25,214	274,175
Anglo American Platinum Ltd.	1,783	141,827
Aspen Pharmacare Holdings Ltd.	12,644	104,119
Bid Corp. Ltd.	11,061	177,976
Bidvest Group Ltd./The	9,351	108,167
Capitec Bank Holdings Ltd.	2,774	287,019
Clicks Group Ltd.	6,837	115,850
Discovery Ltd. (a)	16,496	107,963
FirstRand Ltd.	161,395	565,404
Gold Fields Ltd.	27,529	220,529
Growthpoint Properties Ltd.	107,074	75,487
Impala Platinum Holdings Ltd.	27,403	280,570
Kumba Iron Ore Ltd.	2,103	39,612
Mr Price Group Ltd.	8,489	81,725
MTN Group Ltd.	52,482	370,970
MultiChoice Group Ltd.	11,581	75,676
Naspers Ltd. Class N	6,854	706,523
Nedbank Group Ltd.	14,691	174,001
Northam Platinum Holdings Ltd. (a)	10,974	102,985
Old Mutual Ltd.	152,050	86,419
Remgro Ltd.	18,028	134,174
Sanlam Ltd.	52,869	153,811
Sasol Ltd.	17,572	295,386
Shoprite Holdings Ltd.	14,952	190,393
Spar Group Ltd./The	6,264	53,113
Standard Bank Group Ltd.	42,630	398,364
Vodacom Group Ltd.	20,365	138,928
TOTAL SOUTH AFRICA		5,461,166
Spain - 1.4%
Banco Bilbao Vizcaya Argentaria SA	210,361	1,085,209
Iberdrola SA	188,087	1,912,709
Industria de Diseno Textil SA	34,281	777,166
Naturgy Energy Group SA	4,642	119,090
Red Electrica Corporacion SA	12,794	206,952
Repsol SA	45,462	618,487
TOTAL SPAIN		4,719,613
Sweden - 1.9%
Alfa Laval AB	9,240	227,711
ASSA ABLOY AB (B Shares)	31,713	640,351
Atlas Copco AB:
(A Shares)	84,859	905,722
(B Shares)	49,167	475,502
Boliden AB	8,494	247,407
Electrolux AB (B Shares)	7,428	91,669
Epiroc AB:
(A Shares)	19,722	301,913
(B Shares)	13,788	185,256
EQT AB	9,276	182,811
Ericsson (B Shares)	92,152	512,305
Essity AB (B Shares)	19,205	405,975
H&M Hennes & Mauritz AB (B Shares)	22,764	229,283
Holmen AB (B Shares)	2,906	105,436
Husqvarna AB (B Shares)	13,341	79,208
Nibe Industrier AB (B Shares)	47,591	379,738
Sandvik AB	33,610	525,215
SKF AB (B Shares)	11,698	169,336
Svenska Cellulosa AB SCA (B Shares)	19,043	224,731
Tele2 AB (B Shares)	17,440	142,980
Telia Co. AB	85,365	226,197
TOTAL SWEDEN		6,258,746
Switzerland - 5.4%
ABB Ltd. (Reg.)	51,694	1,435,558
Accelleron Industries Ltd. (a)	129	2,187
Adecco SA (Reg.)	5,242	164,053
Clariant AG (Reg.)	7,167	115,305
Coca-Cola HBC AG	6,766	147,620
Compagnie Financiere Richemont SA Series A	16,473	1,609,965
Geberit AG (Reg.)	1,116	496,285
Givaudan SA	290	865,931
Kuehne & Nagel International AG	1,731	368,897
Lindt & Spruengli AG	3	291,506
Lindt & Spruengli AG (participation certificate)	39	373,895
Lonza Group AG	2,344	1,206,654
Roche Holding AG (participation certificate)	22,179	7,358,952
SGS SA (Reg.)	199	438,698
Sika AG	4,582	1,033,130
Sonova Holding AG	1,726	407,993
Straumann Holding AG	3,490	332,148
Swiss Life Holding AG	1,004	486,183
Swiss Re Ltd.	9,494	705,260
Temenos Group AG	1,973	117,629
TOTAL SWITZERLAND		17,957,849
Taiwan - 5.1%
Acer, Inc.	102,000	69,889
AUO Corp.	218,400	114,434
Cathay Financial Holding Co. Ltd.	247,547	290,112
China Airlines Ltd.	91,000	47,822
China Steel Corp.	360,000	299,684
Chunghwa Telecom Co. Ltd.	119,000	409,901
CTBC Financial Holding Co. Ltd.	551,000	348,496
Delta Electronics, Inc.	61,000	486,994
E.SUN Financial Holdings Co. Ltd.	405,042	291,343
EVA Airways Corp.	85,000	61,667
Evergreen Marine Corp. (Taiwan)	33,157	141,350
Far Eastern New Century Corp.	94,000	93,697
Far EasTone Telecommunications Co. Ltd.	53,000	116,175
First Financial Holding Co. Ltd.	330,465	253,581
Fubon Financial Holding Co. Ltd.	232,843	368,171
Hotai Motor Co. Ltd.	9,000	162,957
Hua Nan Financial Holdings Co. Ltd.	279,357	182,317
MediaTek, Inc.	48,000	878,031
Mega Financial Holding Co. Ltd.	351,100	325,476
momo.com, Inc.	2,400	35,903
Nan Ya Plastics Corp.	149,000	315,517
President Chain Store Corp.	19,000	157,872
Sinopac Financial Holdings Co.	283,527	141,526
Taishin Financial Holdings Co. Ltd.	335,625	137,875
Taiwan Cement Corp.	196,887	184,654
Taiwan Cooperative Financial Holding Co. Ltd.	317,240	245,892
Taiwan High Speed Rail Corp.	56,000	48,788
Taiwan Mobile Co. Ltd.	54,000	159,217
Taiwan Semiconductor Manufacturing Co. Ltd.	778,000	9,344,157
The Shanghai Commercial & Savings Bank Ltd.	113,000	162,560
The Shanghai Commercial & Savings Bank Ltd. rights (a)	8,283	2,414
Uni-President Enterprises Corp.	150,000	304,613
United Microelectronics Corp.	374,000	449,281
Voltronic Power Technology Corp.	2,000	81,230
Wan Hai Lines Ltd.	22,460	47,143
Yang Ming Marine Transport Corp.	56,000	104,520
TOTAL TAIWAN		16,865,259
Thailand - 0.8%
Advanced Info Service PCL (For. Reg.)	13,300	66,771
Advanced Information Service PCL NVDR	23,400	117,477
Airports of Thailand PCL:
(For. Reg.) (a)	33,200	64,576
NVDR (a)	92,700	180,308
Asset World Corp. PCL NVDR	247,500	39,683
B. Grimm Power PCL:
(For. Reg.)	13,000	11,532
NVDR	7,400	6,565
Bangkok Dusit Medical Services PCL:
(For. Reg.)	106,700	82,735
NVDR	216,700	168,029
Berli Jucker PCL unit	39,900	35,920
BTS Group Holdings PCL:
(For. Reg.)	90,133	19,664
NVDR	155,100	33,837
Bumrungrad Hospital PCL:
NVDR	10,700	63,843
(For. Reg.)	6,200	36,993
Central Pattana PCL:
(For. Reg.)	31,400	56,742
NVDR	37,600	67,946
Charoen Pokphand Foods PCL:
(For. Reg.)	53,600	35,574
(NVDR)	74,000	49,113
CP ALL PCL:
(For. Reg.)	61,000	96,202
NVDR	128,500	202,655
Energy Absolute PCL:
(For. Reg.)	20,900	53,012
NVDR	30,000	76,094
Home Product Center PCL:
(For. Reg.)	78,800	30,240
NVDR	140,600	53,956
Indorama Ventures PCL:
(For. Reg.)	25,100	27,709
NVDR	35,400	39,080
Intouch Holdings PCL:
(For. Reg.)	6,200	11,733
NVDR	28,300	53,558
Krungthai Card PCL NVDR	31,900	47,793
Minor International PCL:
unit (a)	47,868	35,544
warrants 2/15/24 (a)	878	69
(For. Reg.) (a)	48,599	36,087
Osotspa PCL NVDR	44,600	31,066
PTT Exploration and Production PCL:
(For. Reg.)	20,200	96,367
NVDR	25,000	119,267
PTT Global Chemical PCL:
(For. Reg.)	11,900	13,606
NVDR	53,700	61,400
PTT Oil & Retail Business PCL NVDR	102,300	64,803
SCB X PCL:
(For. Reg.)	5,700	15,881
NVDR unit	18,100	50,430
SCG Packaging PCL NVDR	45,700	62,463
Siam Cement PCL:
(For. Reg.)	7,000	59,614
NVDR	17,900	152,441
Siam Commercial Bank PCL (For. Reg.)	5,700	13,193
Thai Union Frozen Products PCL:
(For. Reg.)	27,600	13,058
NVDR	64,800	30,658
rights (a)(d)	1,837	850
rights (a)(d)	782	362
True Corp. PCL:
(For. Reg.)	156,800	20,442
NVDR	202,100	26,348
TOTAL THAILAND		2,733,289
Turkey - 0.1%
Koc Holding A/S	25,804	77,075
Turk Hava Yollari AO (a)	17,803	96,885
Turk Sise ve Cam Fabrikalari A/S	45,981	82,060
Turkiye Is Bankasi A/S Series C	115,692	57,926
Turkiye Petrol Rafinerileri A/S (a)	4,295	87,449
TOTAL TURKEY		401,395
United Arab Emirates - 0.6%
Abu Dhabi Commercial Bank PJSC	85,061	218,841
Abu Dhabi Islamic Bank	46,846	121,161
Aldar Properties PJSC	114,801	135,020
Emirates NBD Bank PJSC	61,920	223,364
Emirates Telecommunications Corp.	108,793	764,166
First Abu Dhabi Bank PJSC	141,018	687,218
TOTAL UNITED ARAB EMIRATES		2,149,770
United Kingdom - 9.4%
Abrdn PLC	63,343	115,500
Antofagasta PLC	13,106	176,677
Ashtead Group PLC	14,099	735,677
Associated British Foods PLC	10,876	168,570
AstraZeneca PLC (United Kingdom)	48,911	5,738,835
Barratt Developments PLC	33,606	144,946
Berkeley Group Holdings PLC	3,377	134,423
British Land Co. PLC	28,831	120,979
BT Group PLC	221,935	330,361
Bunzl PLC	10,639	346,625
Burberry Group PLC	12,630	262,886
Compass Group PLC	56,270	1,185,149
Croda International PLC	4,334	335,988
GSK PLC	128,340	2,102,350
HSBC Holdings PLC (United Kingdom)	635,074	3,259,234
Informa PLC	45,874	292,292
InterContinental Hotel Group PLC	5,920	318,086
Intertek Group PLC	5,240	219,577
J Sainsbury PLC	58,453	130,297
Johnson Matthey PLC	6,071	134,684
Kingfisher PLC	66,353	166,708
Land Securities Group PLC	20,883	136,603
Legal & General Group PLC	187,118	500,590
Lloyds Banking Group PLC	2,201,085	1,057,111
Mondi PLC	8,889	149,086
Mondi PLC	7,068	120,915
National Grid PLC	114,990	1,252,831
Next PLC	4,025	227,516
NMC Health PLC (a)	987	20
Ocado Group PLC (a)	18,951	102,739
Pearson PLC	21,104	233,265
Persimmon PLC	10,581	158,352
Prudential PLC	86,434	802,943
Reckitt Benckiser Group PLC	22,547	1,496,310
RELX PLC (London Stock Exchange)	60,815	1,633,521
Rentokil Initial PLC	79,266	494,629
Schroders PLC	21,635	97,185
Segro PLC	38,074	342,757
Spirax-Sarco Engineering PLC	2,298	283,300
St. James's Place PLC	17,674	215,860
Taylor Wimpey PLC	106,482	114,518
Tesco PLC	238,190	588,302
Unilever PLC	80,558	3,661,712
Vodafone Group PLC	843,077	984,210
Whitbread PLC	6,083	179,036
TOTAL UNITED KINGDOM		31,253,155
United States of America - 0.3%
Coca-Cola European Partners PLC	6,439	302,955
Li Auto, Inc. ADR (a)	17,165	233,787
Yum China Holdings, Inc.	13,196	545,655
TOTAL UNITED STATES OF AMERICA		1,082,397
TOTAL COMMON STOCKS (Cost $396,459,707)		318,741,059

Nonconvertible Preferred Stocks - 0.9%
	Shares	Value ($)
Brazil - 0.5%
Banco Bradesco SA (PN)	157,255	604,604
Companhia Energetica de Minas Gerais (CEMIG) (PN)	45,568	100,302
Gerdau SA	37,300	185,940
Itau Unibanco Holding SA	150,500	885,723
TOTAL BRAZIL		1,776,569
Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B)	4,452	423,730
Colombia - 0.1%
Bancolombia SA (PN)	17,257	109,194
Germany - 0.2%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	2,037	150,376
Henkel AG & Co. KGaA	5,771	363,565
TOTAL GERMANY		513,941
Korea (South) - 0.0%
AMOREPACIFIC Corp.	111	2,862
LG Chemical Ltd.	199	40,293
LG H & H Co. Ltd.	60	11,791
TOTAL KOREA (SOUTH)		54,946
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,862,399)		2,878,380

Government Obligations - 0.1%
	Principal Amount (e)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (f) (Cost $199,420)	200,000	198,095

Money Market Funds - 4.4%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	10,181,043	10,183,079
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	4,676,468	4,676,936
TOTAL MONEY MARKET FUNDS (Cost $14,860,015)		14,860,015

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $414,381,541)	336,677,549
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(2,592,042)
NET ASSETS - 100.0%	334,085,507

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	91	Dec 2022	7,989,345	(38,952)	(38,952)
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	80	Dec 2022	3,414,400	(161,816)	(161,816)
TME S&P/TSX 60 Index Contracts (Canada)	6	Dec 2022	1,037,266	16,688	16,688

TOTAL FUTURES CONTRACTS					(184,080)
The notional amount of futures purchased as a percentage of Net Assets is 3.7%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,514,143 or 1.9% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $198,095.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	10,908,961	134,015,024	134,740,906	74,802	-	-	10,183,079	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	154,910	25,340,221	20,818,195	33,343	-	-	4,676,936	0.0%
Total	11,063,871	159,355,245	155,559,101	108,145	-	-	14,860,015

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	21,274,582	7,010,883	14,249,373	14,326
Consumer Discretionary	31,825,169	11,761,577	20,063,592	-
Consumer Staples	26,068,277	12,340,641	13,726,424	1,212
Energy	18,567,632	11,263,209	7,239,180	65,243
Financials	68,571,500	42,968,136	25,589,138	14,226
Health Care	37,331,409	8,763,519	28,567,890	-
Industrials	40,066,276	24,353,458	15,712,818	-
Information Technology	34,242,142	11,497,699	22,744,443	-
Materials	26,320,923	16,328,713	9,987,810	4,400
Real Estate	7,300,115	6,244,060	1,047,395	8,660
Utilities	10,051,414	4,775,623	5,275,791	-

Government Obligations	198,095	-	198,095	-

Money Market Funds	14,860,015	14,860,015	-	-
Total Investments in Securities:	336,677,549	172,167,533	164,401,949	108,067
Derivative Instruments:

Assets
Futures Contracts	16,688	16,688	-	-
Total Assets	16,688	16,688	-	-

Liabilities
Futures Contracts	(200,768)	(200,768)	-	-
Total Liabilities	(200,768)	(200,768)	-	-
Total Derivative Instruments:	(184,080)	(184,080)	-	-

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$66,404
Net Realized Gain (Loss) on Investment Securities	(25,145)
Net Unrealized Gain (Loss) on Investment Securities	(4,517,423)
Cost of Purchases	723,985
Proceeds of Sales	(137,321)
Amortization/Accretion	-
Transfers into Level 3	3,997,567
Transfers out of Level 3	-
Ending Balance	$108,067
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(4,501,696)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	16,688	(200,768)
Total Equity Risk	16,688	(200,768)
Total Value of Derivatives	16,688	(200,768)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $4,434,482) - See accompanying schedule:
Unaffiliated issuers (cost $399,521,526)	$321,817,534
Fidelity Central Funds (cost $14,860,015)	14,860,015

Total Investment in Securities (cost $414,381,541)		$336,677,549
Segregated cash with brokers for derivative instruments		467,408
Foreign currency held at value (cost $1,012,502)		991,666
Receivable for investments sold		101,207
Receivable for fund shares sold		205,485
Dividends receivable		649,367
Reclaims receivable		491,162
Distributions receivable from Fidelity Central Funds		24,249
Other receivables		334
Total assets		339,608,427
Liabilities
Payable for investments purchased	$712
Payable for fund shares redeemed	454,759
Accrued management fee	54,983
Payable for daily variation margin on futures contracts	88,413
Other payables and accrued expenses	247,117
Collateral on securities loaned	4,676,936
Total Liabilities		5,522,920
Net Assets		$334,085,507
Net Assets consist of:
Paid in capital		$428,500,385
Total accumulated earnings (loss)		(94,414,878)
Net Assets		$334,085,507
Net Asset Value , offering price and redemption price per share ($334,085,507 ÷ 34,828,805 shares)		$9.59

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$11,991,235
Interest		2,391
Income from Fidelity Central Funds (including $33,343 from security lending)		108,145
Income before foreign taxes withheld		12,101,771
Less foreign taxes withheld		(1,293,880)
Total Income		10,807,891
Expenses
Management fee	$794,462
Independent trustees' fees and expenses	1,309
Interest	1,308
Total expenses before reductions	797,079
Expense reductions	(5)
Total expenses after reductions		797,074
Net Investment income (loss)		10,010,817
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $102,975)	(19,149,013)
Foreign currency transactions	(248,927)
Futures contracts	(2,110,154)
Total net realized gain (loss)		(21,508,094)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $194,713)	(120,249,093)
Assets and liabilities in foreign currencies	(69,768)
Futures contracts	(342,459)
Total change in net unrealized appreciation (depreciation)		(120,661,320)
Net gain (loss)		(142,169,414)
Net increase (decrease) in net assets resulting from operations		$(132,158,597)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,010,817	$7,014,168
Net realized gain (loss)	(21,508,094)	2,636,263
Change in net unrealized appreciation (depreciation)	(120,661,320)	39,595,390
Net increase (decrease) in net assets resulting from operations	(132,158,597)	49,245,821
Distributions to shareholders	(7,834,340)	(2,202,031)
Share transactions
Proceeds from sales of shares	188,182,342	254,390,236
Reinvestment of distributions	7,154,872	1,989,394
Cost of shares redeemed	(125,866,856)	(48,683,263)
Net increase (decrease) in net assets resulting from share transactions	69,470,358	207,696,367
Total increase (decrease) in net assets	(70,522,579)	254,740,157

Net Assets
Beginning of period	404,608,086	149,867,929
End of period	$334,085,507	$404,608,086

Other Information
Shares
Sold	15,579,977	19,388,313
Issued in reinvestment of distributions	546,174	162,399
Redeemed	(11,037,382)	(3,675,014)
Net increase (decrease)	5,088,769	15,875,698

Financial Highlights
Fidelity® International Sustainability Index Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$13.60	$10.81	$10.89	$9.87	$10.96
Income from Investment Operations
Net investment income (loss) A,B	.29	.30	.24	.32 C	.29
Net realized and unrealized gain (loss)	(4.04)	2.63	(.08)	.91	(1.24)
Total from investment operations	(3.75)	2.93	.16	1.23	(.95)
Distributions from net investment income	(.26)	(.14)	(.24)	(.21)	(.09)
Distributions from net realized gain	-	-	-	-	(.05)
Total distributions	(.26)	(.14)	(.24)	(.21)	(.14)
Net asset value, end of period	$9.59	$13.60	$10.81	$10.89	$9.87
Total Return D	(28.11)%	27.27%	1.48%	12.81%	(8.77)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	2.52%	2.28%	2.25%	3.14% C	2.70%
Supplemental Data
Net assets, end of period (000 omitted)	$334,086	$404,608	$149,868	$71,875	$3,810
Portfolio turnover rate G	23%	19%	11%	17%	10%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.73%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity International Sustainability Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.
Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,134,582
Gross unrealized depreciation	(99,650,912)
Net unrealized appreciation (depreciation)	$(79,516,330)
Tax Cost	$416,210,567

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,256,625
Capital loss carryforward	$(21,825,453)
Net unrealized appreciation (depreciation) on securities and other investments	$(79,598,938)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(11,497,395)
Long-term	(10,328,058)
Total capital loss carryforward	$(21,825,453)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$7,834,340	$2,202,031

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.
Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.
Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.
	Purchases ($)	Sales ($)
Fidelity International Sustainability Index Fund	163,664,193	90,103,588
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:
	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Sustainability Index Fund	Borrower	$7,238,250	1.63%	$1,308

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:
	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Sustainability Index Fund	$3,581	$-	$-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $5.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity International Sustainability Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Sustainability Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 293 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® International Sustainability Index Fund	.20%
Actual		$ 1,000	$ 842.00	$ .93
Hypothetical- B		$ 1,000	$ 1,024.20	$ 1.02

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund designates 81% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2843 and $0.0293 for the dividend paid December 13, 2021.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Sustainability Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity and Geode had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one- and three-year periods. No performance peer group information was considered by the Board as Fidelity advised the Board that the peer group, which is created by a third-party provider, includes a number of actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board considered that effective August 1, 2019, the fund's management fee rate was increased from 0.17% to 0.20%, but that the fund no longer paid operating expenses under separate agreements. The Board considered that the chart below reflects the fund's higher management fee rate for 2019, as if the higher fee rate were in effect for the entire year.

Historical Management Fees (BP) vs. Competitive Medians (BP):

Intl Sustainability Index
Management Fee Median
Asset-Sized Peer Group Median (ASPG)
19
19
18
23
18
18
18
15
15
15
17
17
20
20
20
2017
2018
2019
2020
2021

	2017	2018	2019	2020	2021
Management Fee %	47%	44%	57%	58%	64%
Funds	54	55	55	61	57
ASPG Quartile	2nd	2nd	3rd	2nd	3rd

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2021. The Board considered that the fund has a unitary fee that covers expenses beyond portfolio management, whereas the majority of funds within this group do not have unitary or all-inclusive fees. The Board further considered that the fund's total net expense ratio ranked below the competitive medians.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for 2021.

Fees Charged to Other Clients . The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9883818.105
ISY-ANN-1222

Item 2.

Code of Ethics

As of the end of the period, October 31, 2022, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities ”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Index Fund, Fidelity Flex International Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity International Sustainability Index Fund and Fidelity Series Global ex U.S. Index Fund (the “Fund(s) ”):

Services Billed by Deloitte Entities

October 31, 2022 Fees A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Index Fund	$46,700	$-	$11,200	$1,100
Fidelity Flex International Index Fund	$48,800	$-	$9,100	$1,100
Fidelity Global ex U.S. Index Fund	$53,000	$-	$9,100	$1,200
Fidelity International Sustainability Index Fund	$35,900	$-	$9,100	$900
Fidelity Series Global ex U.S. Index Fund	$57,500	$-	$9,100	$1,300

October 31, 2021 Fees A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Index Fund	$45,100	$-	$11,100	$1,100
Fidelity Flex International Index Fund	$47,300	$-	$9,100	$1,100
Fidelity Global ex U.S. Index Fund	$50,100	$-	$9,100	$1,200
Fidelity International Sustainability Index Fund	$34,700	$-	$9,100	$900
Fidelity Series Global ex U.S. Index Fund	$54,500	$-	$9,100	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ( “PwC ”) in each of the last two fiscal years for services rendered to Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Index Fund, Fidelity SAI International Low Volatility Index Fund, Fidelity SAI International Momentum Index Fund, Fidelity SAI International Quality Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI U.S. Low Volatility Index Fund, Fidelity Total International Index Fund and Fidelity U.S. Sustainability Index Fund (the “Fund(s) ”):

Services Billed by PwC

October 31, 2022 Fees A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Emerging Markets Index Fund	$38,900	$3,600	$9,900	$1,600
Fidelity SAI Emerging Markets Low Volatility Index Fund	$34,400	$3,200	$10,900	$1,400
Fidelity SAI Emerging Markets Value Index Fund	$36,400	$3,300	$9,500	$1,500
Fidelity SAI International Index Fund	$45,000	$3,600	$9,900	$1,600
Fidelity SAI International Low Volatility Index Fund	$34,500	$3,200	$15,500	$1,400
Fidelity SAI International Momentum Index Fund	$36,400	$3,300	$9,500	$1,500
Fidelity SAI International Quality Index Fund	$36,400	$3,300	$9,500	$1,500
Fidelity SAI International Value Index Fund	$37,300	$3,400	$13,300	$1,500
Fidelity SAI U.S. Low Volatility Index Fund	$35,200	$3,200	$11,300	$1,400
Fidelity Total International Index Fund	$62,200	$5,700	$30,900	$2,500
Fidelity U.S. Sustainability Index Fund	$30,100	$2,700	$6,300	$1,200

October 31, 2021 Fees A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Emerging Markets Index Fund	$37,900	$3,800	$9,600	$1,700
Fidelity SAI Emerging Markets Low Volatility Index Fund	$33,500	$3,400	$10,000	$1,500
Fidelity SAI Emerging Markets Value Index Fund	$35,500	$3,500	$9,200	$1,600
Fidelity SAI International Index Fund	$37,900	$3,800	$10,200	$1,700
Fidelity SAI International Low Volatility Index Fund	$33,500	$3,400	$9,000	$1,500
Fidelity SAI International Momentum Index Fund	$35,500	$3,500	$9,200	$1,600
Fidelity SAI International Quality Index Fund	$35,500	$3,500	$9,200	$1,600
Fidelity International Value Index Fund	$36,300	$3,600	$9,000	$1,600
Fidelity SAI U.S. Low Volatility Index Fund	$34,200	$3,400	$9,000	$1,500
Fidelity Total International Index Fund	$60,500	$6,000	$16,000	$2,700
Fidelity U.S. Sustainability Index Fund	$29,200	$2,800	$6,100	$1,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) ( “Fund Service Providers ”):

Services Billed by Deloitte Entities

	October 31, 2022 A	October 31, 2021 A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2022 A	October 31, 2021 A
Audit-Related Fees	$7,914,600	$8,830,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees ” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees ” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees ” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2022 A	October 31, 2021 A
Deloitte Entities	$510,800	$574,700
PwC	$13,075,100	$14,653,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR ’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust ’s Audit Committee must pre-approve all audit and non-audit services provided by a fund ’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee ’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ( “Covered Service ”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair ’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ( “De Minimis Exception ”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund ’s(s ’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust ’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust ’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust ’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust ’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	December 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 21, 2022